UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05159

RS Investment Trust
(Exact name of registrant as specified in charter)

388 Market Street
San Francisco, CA 94111
(Address of principal executive offices) (Zip code)

Terry R. Otton
c/o RS Investments
388 Market Street
San Francisco, CA 94111
(Name and address of agent for service)

        Registrant’s telephone number, including area code: 800-766-3863

        Date of fiscal year end: December 31

Date of reporting period: June 30, 2007

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

Item 1. Report to Shareholders.

Growth Funds

RS Emerging Growth Fund
RS Growth Fund
The Information Age Fund®
RS MidCap Opportunities Fund
RS Select Growth Fund
RS Smaller Company Growth Fund

6.30.07

Class A, C, K and Y Shares

RS Funds		24-Hour Account Access
Phone:	1.800.766.FUND (3863)	Phone:	1.800.766.FUND (3863), option 3
Web:	www.RSinvestments.com	Web:	Enter My Account on RS Investments’
E-mail:	funds@rsinvestments.com		Web site

Performance Update Average Annual Returns as of 06/30/07

	Ticker Symbol	Inception Date	Gross Expenses	Year- to-Date	1 Year	3 Years	5 Years	10 Years	Since Inception

Growth Funds

RS Emerging	RSEGX	11/30/87
Growth Fund, Class A
without sales charge			1.49%	12.68%	19.69%	11.05%	11.93%	10.75%	15.72%
with maximum sales charge				7.32%	14.02%	9.27%	10.85%	10.21%	15.43%

RS Emerging	RSEKX	01/22/07
Growth Fund, Class K†
without sales charge			1.93%	—	—	—	—	—	12.89%

RS Emerging	RSYEX	05/01/07
Growth Fund, Class Y†
without sales charge			1.20%	—	—	—	—	—	6.91%

RS Growth Fund, Class A	RSGRX	05/12/92
without sales charge			1.33%	9.11%	19.98%	13.11%	13.55%	6.21%	12.00%
with maximum sales charge				3.94%	14.26%	11.29%	12.45%	5.69%	11.65%

RS Growth Fund, Class C†	RGWCX	06/29/07
without sales charge			2.08%	—	—	—	—	—	0.00%

RS Growth Fund, Class K†	RSGKX	11/27/06
without sales charge			1.78%	8.98%	—	—	—	—	9.78%

RS Growth Fund, Class Y†	RGRYX	05/01/07
without sales charge			1.05%	—	—	—	—	—	5.38%

The Information	RSIFX	11/15/95
Age Fund®, Class A
without sales charge			1.61%	13.73%	28.79%	9.06%	18.97%	9.40%	9.95%
with maximum sales charge				8.34%	22.66%	7.31%	17.82%	8.87%	9.49%

The Information	RINCX	05/02/07
Age Fund®, Class C†
without sales charge			2.34%	—	—	—	—	—	6.62%
with sales charge				—	—	—	—	—	5.62%

The Information	RIFKX	01/19/07
Age Fund®, Class K†
without sales charge			2.04%	—	—	—	—	—	15.72%

The Information	RIFYX	05/01/07
Age Fund®, Class Y†
without sales charge			1.31%	—	—	—	—	—	7.62%

†

RS Emerging Growth Fund Class K and Y shares (Inception dates are: 01/22/07 and 05/01/07, respectively), RS Growth Fund Class C, K, and Y shares (Inception dates are: 06/29/07, 11/27/06, and 05/01/07, respectively), The Information Age Fund® Class C, K, and Y shares (Inception dates are: 05/02/07, 01/19/07, and 05/01/07, respectively), RS MidCap Opportunities Fund Class C, K, and Y shares (Inception dates are: 05/21/07, 12/04/06, and 05/01/07, respectively), RS Select Growth Fund Class K shares (Inception date: 02/12/07), and RS Smaller Company Growth Fund Class K and Y shares (Inception dates are: 03/02/07 and 05/01/07, respectively) “since inception” returns are not annualized and represent cumulative total returns.

Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. Please keep in mind that any high double-digit returns are highly unusual and cannot be sustained. The Funds’ total gross annual operating expense ratios as of the most current prospectus are included in the table above. Class A performance quoted “with maximum sales charge” reflects the current maximum sales charge of 4.75%. Please read the prospectus carefully for more information on sales charges as they do not apply in all cases and if applied are reduced for larger purchases. Certain share classes are subject to lower maximum sales charges whether paid at the time of purchase or deferred. The Class C share performance quoted “with sales charge” takes into account the applicable contingent deferred sales charge (up to 1% for class C shares). There are no sales charges for Class K and Class Y shares. Any sales charges are in addition to the Funds’ fees and expenses as detailed in the Funds’ most current prospectus. Fees and expenses are factored into the net asset value of your shares and any performance numbers we release. Total return figures reflect expense limitations in effect during the periods shown; without such limitations, the performance shown would have been lower. Performance results assume the reinvestment of dividends and capital gains. The return figures shown do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares. Current and month-end performance information, which may be lower or higher than that cited, is available by contacting RS Investments at 1-800-766-FUND and is periodically updated on our Web site: www.RSinvestments.com.

Investing in small- and mid-size companies can involve risks such as having less publicly available information, higher volatility, and less liquidity than in the case of larger companies. Overweighting investments in certain sectors or industries increases the risk of loss due to general declines in the prices of stocks in those sectors or industries. Investments in high-technology and Internet-related sectors may be highly volatile. Funds that concentrate investments in a certain sector may be subject to greater risk than funds that invest more broadly, as companies in that sector may share common characteristics and may react similarly to market developments or other factors affecting their values. Investments in companies in natural resources industries may involve risks including changes in commodities prices, changes in demand for various natural resources, changes in energy prices, and international political and economic developments. Foreign securities are subject to political, regulatory, economic, and exchange-rate risks not present in domestic investments. The value of a debt security is affected by changes in interest rates and is subject to any credit risk of the issuer or guarantor of the security.

This report may be used only when preceded or accompanied by a prospectus. You should carefully consider the investment objectives, risks, charges, and expenses of the RS Funds before making an investment decision. The prospectus contains this and other information—please read it carefully before investing or sending money. Except as noted, numbers are unaudited. To obtain a copy, please call 800-766-FUND or visit www.RSinvestments.com

Distributed by: Guardian Investor Services LLC (GIS), 7 Hanover Square, New York, NY 10004. GIS is a member: FINRA, SIPC.

RS Funds		24-Hour Account Access
Phone:	1.800.766.FUND (3863)	Phone:	1.800.766.FUND (3863), option 3
Web:	www.RSinvestments.com	Web:	Enter My Account on RS Investments’
E-mail:	funds@rsinvestments.com		Web site

Performance Update Average Annual Returns as of 06/30/07

	Ticker Symbol	Inception Date	Gross Expenses	Year- to-Date	1 Year	3 Years	5 Years	10 Years	Since Inception

Growth Funds

RS MidCap
Opportunities Fund, Class A	RSMOX	07/12/95
without sales charge			1.33%	14.26%	19.23%	13.66%	15.51%	10.24%	12.35%
with maximum sales charge				8.80%	13.54%	11.82%	14.41%	9.71%	11.90%

RS MidCap
Opportunities Fund, Class C†	RMOCX	05/21/07
without sales charge			2.12%	—	—	—	—	—	0.19%
with sales charge				—	—	—	—	—	-0.81%

RS MidCap
Opportunities Fund, Class K†	RSMKX	12/04/06
without sales charge			1.82%	14.05%	—	—	—	—	10.26%

RS MidCap
Opportunities Fund, Class Y†	RMOYX	05/01/07
without sales charge			1.09%	—	—	—	—	—	4.86%

RS Select Growth Fund, Class A	RSDGX	08/01/96
without sales charge			1.62%	10.69%	19.03%	6.37%	9.24%	11.62%	13.54%
with maximum sales charge				5.45%	13.37%	4.66%	8.18%	11.08%	13.03%

RS Select Growth Fund, Class K†	RSDKX	02/12/07
without sales charge			2.03%	—	—	—	—	—	7.71%

RS Smaller Company
Growth Fund, Class A	RSSGX	08/15/96
without sales charge			1.51%	9.15%	13.07%	10.42%	11.91%	10.73%	12.16%
with maximum sales charge				3.97%	7.71%	8.64%	10.83%	10.19%	11.66%

RS Smaller Company
Growth Fund, Class K†	RSSKX	03/02/07
without sales charge			2.01%	—	—	—	—	—	9.94%

RS Smaller Company
Growth Fund, Class Y†	RSMYX	05/01/07
without sales charge			1.28%	—	—	—	—	—	4.63%

†

RS Emerging Growth Fund Class K and Y shares (Inception dates are: 01/22/07 and 05/01/07, respectively), RS Growth Fund Class C, K, and Y shares (Inception dates are: 06/29/07, 11/27/06, and 05/01/07, respectively), The Information Age Fund® Class C, K, and Y shares (Inception dates are: 05/02/07, 01/19/07, and 05/01/07, respectively), RS MidCap Opportunities Fund Class C, K, and Y shares (Inception dates are: 05/21/07, 12/04/06, and 05/01/07, respectively), RS Select Growth Fund Class K shares (Inception date: 02/12/07), and RS Smaller Company Growth Fund Class K and Y shares (Inception dates are: 03/02/07 and 05/01/07, respectively) “since inception” returns are not annualized and represent cumulative total returns.

Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. Please keep in mind that any high double-digit returns are highly unusual and cannot be sustained. The Funds’ total gross annual operating expense ratios as of the most current prospectus are included in the table above. Class A performance quoted “with maximum sales charge” reflects the current maximum sales charge of 4.75%. Please read the prospectus carefully for more information on sales charges as they do not apply in all cases and if applied are reduced for larger purchases. Certain share classes are subject to lower maximum sales charges whether paid at the time of purchase or deferred. The Class C share performance quoted “with sales charge” takes into account the applicable contingent deferred sales charge (up to 1% for class C shares). There are no sales charges for Class K and Class Y shares. Any sales charges are in addition to the Funds’ fees and expenses as detailed in the Funds’ most current prospectus. Fees and expenses are factored into the net asset value of your shares and any performance numbers we release. Total return figures reflect expense limitations in effect during the periods shown; without such limitations, the performance shown would have been lower. Performance results assume the reinvestment of dividends and capital gains. The return figures shown do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares. Current and month-end performance information, which may be lower or higher than that cited, is available by contacting RS Investments at 1-800-766-FUND and is periodically updated on our Web site: www.RSinvestments.com.

Investing in small- and mid-size companies can involve risks such as having less publicly available information, higher volatility, and less liquidity than in the case of larger companies. Overweighting investments in certain sectors or industries increases the risk of loss due to general declines in the prices of stocks in those sectors or industries. Investments in high-technology and Internet-related sectors may be highly volatile. Funds that concentrate investments in a certain sector may be subject to greater risk than funds that invest more broadly, as companies in that sector may share common characteristics and may react similarly to market developments or other factors affecting their values. Investments in companies in natural resources industries may involve risks including changes in commodities prices, changes in demand for various natural resources, changes in energy prices, and international political and economic developments. Foreign securities are subject to political, regulatory, economic, and exchange-rate risks not present in domestic investments. The value of a debt security is affected by changes in interest rates and is subject to any credit risk of the issuer or guarantor of the security.

This report may be used only when preceded or accompanied by a prospectus. You should carefully consider the investment objectives, risks, charges, and expenses of the RS Funds before making an investment decision. The prospectus contains this and other information—please read it carefully before investing or sending money. Except as noted, numbers are unaudited. To obtain a copy, please call 800-766-FUND or visit www.RSinvestments.com

Distributed by: Guardian Investor Services LLC (GIS), 7 Hanover Square, New York, NY 10004. GIS is a member: FINRA, SIPC.

www.RSinvestments.com	1

This page is intentionally left blank.

2	Call 1.800.766.FUND

Except as otherwise specifically stated, all information and portfolio manager commentary, including portfolio security positions, is as of June 30, 2007. The views expressed in the portfolio manager letters are those of the Fund’s portfolio manager(s) and are subject to change without notice. They do not necessarily represent the views of RS Investments or Guardian Investor Services LLC. The letters contain some forward-looking statements providing current expectations or forecasts of future events; they do not necessarily relate to historical or current facts. There can be no guarantee that any forward-looking statement will be realized. We undertake no obligation to publicly update forward-looking statements, whether as a result of new information, future events, or otherwise. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary.

www.RSinvestments.com	3

Highlights

RS Funds Received Four-Star Overall Morningstar Rating™1
(including the effects of sales charges, loads, and redemption fees)

Based on risk-adjusted returns, RS Partners Fund and RS Emerging Markets Fund (Class A Shares) received an Overall Morningstar Rating™ of four stars from Morningstar, a proprietary research firm, as of June 30, 2007.

Morningstar Ratings As of 06/30/07
RS Fund	Overall Morningstar RatingTM
RS Partners Fund (Out of 500 small blend funds)	««««
RS Emerging Markets Fund (Out of 204 diversified emerging markets funds)	««««

Top Decile and Quartile RS Funds2

The following (Class A Shares) RS Funds were ranked in the top decile or quartile of their peer groups by Lipper for the five- and 10-year periods ended June 30, 2007. Rankings are based on total return.

Lipper Rankings As of 06/30/07
RS Fund	Top Decile	Top Quartile
Five-Year

The Information Age Fund®
Number 10 fund out of 237 funds in the science and technology funds category. It also ranked number 35 out of 283 funds for the one-year period, number 115 out of 257 funds for the three-year period, and number 8 fund out of 45 funds for the 10-year period.

✓

RS Partners Fund
Number 3 fund out of 442 funds in the small-cap core funds category. It also ranked number 313 out of 732 funds for the one-year period, number 33 out of 564 funds for the the three-year period, and number 9 fund out of 150 funds for the 10-year period.

✓

RS Value Fund
Number 7 fund out of 177 funds in the mid-cap value funds category. It also ranked number 69 out of 297 funds for the one-year period, number 15 out of 232 funds for the three-year period, and number 48 out of 53 for the 10-year period.

✓

RS Global Natural Resources Fund
Number 14 fund out of 75 funds in the natural resources funds category. It also ranked number 123 out of 132 funds for the one-year period, number 50 out of 94 funds for the three-year period, and number 27 out of 38 funds for the 10-year period.

✓

RS Growth Fund
Number 71 fund out of 338 funds in the multi-cap growth funds category. It also ranked number 168 out of 514 funds for the one-year period, number 116 out of 410 funds for the three-year period, and number 75 out of 132 funds for the 10-year period.

✓

4	Call 1.800.766.FUND

Lipper Rankings As of 06/30/07
RS Fund	Top Decile	Top Quartile
Five-Year (continued)

RS MidCap Opportunities Fund
Number 45 fund out of 383 funds in the mid-cap growth funds category. It also ranked number 284 out of 608 funds for the one-year period, number 214 out of 485 funds for the three-year period, and number 38 fund out of 159 funds for the 10-year period.

✓

RS Tax-Exempt Fund
Number 34 fund out of 207 funds in the general municipal funds category. It also ranked number 76 out of 236 funds for the one- year period, number 38 out of 221 funds for the three-year period, and number 16 out of 130 for the 10-year period.

✓
10-Year

RS Emerging Markets Fund
Number 15 fund out of 81 funds in the emerging markets funds category. It also ranked number 133 out of 239 funds for the one- year period, number 34 out of 189 for the three-year period, and number 51 out of 159 for the five-year period.

✓

RS Select Growth Fund
Number 34 fund out of 156 funds in the small-cap growth funds category. It also ranked number 195 out of 565 funds for the one-year period, number 436 out of 458 funds for the three-year period, and number 338 out of 380 funds for the 5-year period.

✓

The information contained herein was obtained from sources we believe to be reliable and we have attempted to insure accuracy. Investors relying on information contained herein are encouraged to verify this information directly with the rating agency or through independent sources.

1

© 2006 Morningstar, Inc. All rights reserved. The information contained herein: (1) is proprietary to Morningstar; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete, or timely. Neither Morningstar nor its content providers is responsible for any damages or losses arising from any use of this information. Past performance does not guarantee future results.

Please note, some of the Morningstar proprietary calculations, including the Morningstar Rating™, are not customarily calculated based on adjusted historical returns. The evaluation of this investment does not affect the retail mutual fund data published by Morningstar. For each retail mutual fund with at least three-year history, Morningstar calculates a Morningstar Rating™ based on Morningstar Risk-Adjusted Return measure that accounts for variation in a fund’s monthly performance (including the effects of sales charges, loads, and redemption fees), placing more emphasis on downward variations and rewarding consistent performance. The top 10% of funds in each category receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars and bottom 10% receive 1 star. (Each share class is counted as a fraction of one fund within this scale and rated separately, which may cause slight variations in the distribution percentages.) The Overall Morningstar Rating for a retail mutual fund is derived from a weighted average of the performance figures associated with its three-, five- and ten-year (if applicable) Morningstar Rating metrics. This investment’s independent Morningstar Rating metric is then compared against the retail mutual fund universe breakpoints to determine its hypothetical rating.

RS Partners Fund was rated against the following numbers of U.S.-domiciled Small Blend funds over the following time periods: 500 funds in the last three years, 393 funds in the last five years, and 148 funds in the last 10 years. With respect to these Small Blend funds, RS Partners Fund received a Morningstar Rating of 4 stars, 5 stars, and 4 stars for the three-, five-, and 10-year periods. RS Emerging Markets Fund was rated against the following numbers of U.S.-domiciled Diversified Emerging Markets funds over the following time periods: 204 funds in the last three years, 179 funds in the last five years, and 91 funds in the last 10 years. With respect to these Diversified Emerging Markets funds, RS Emerging Markets Fund received a Morningstar Rating of 3 stars, 3 stars, and 4 stars for the three-, five-, and 10-year periods.

Performance quoted represents past performance and does not guarantee future results.

2

© 2006 REUTERS. Lipper rankings are based on total return with dividends reinvested and do not take into account or reflect sales charges. Lipper, a wholly owned subsidiary of Reuters, is a leading global provider of mutual fund information and analysis to fund companies, financial intermediaries, and media organizations. Lipper clients manage more than 95% of U.S. fund assets. The firm, founded in 1973 and headquartered in New York, tracks 125,000 funds worldwide through its offices in major financial capitals in North America, Europe, and Asia. Read the following restrictions: Information on this page has been sourced from Lipper, a Reuters Company (“Lipper Content”). All such information is protected by copyright: © 2006 REUTERS. All rights reserved. Any copying, republication, or redistribution of Lipper Content is expressly prohibited without the prior written consent of Lipper. Lipper and its parent and affiliated companies will not be liable for any errors or delays in the content or for any actions taken in reliance thereon. LIPPER and the LIPPER Corporate Marks are proprietary trademarks of Lipper, a Reuters Company. For additional information on the other Lipper Services, please visit the Lipper Web site at http://www.lipperweb.com.

Market volatility can affect short-term performance. Favorable ratings do not necessarily indicate positive returns. Please visit www.RSinvestments.com for more information on the RS Funds.

www.RSinvestments.com	5

CEO’s Letter

Terry R. Otton
CEO, RS Investments

June 30, 2007

Dear Fellow Shareholders,

The first six months of the year provided a strong tail-wind for the RS fund family. In fact, each RS equity fund delivered positive returns, and a majority of them outperformed their average Morningstar category peer. The markets were up for the reporting period, and many of our funds were up even more.

Fast forward a few weeks into August and, as I write this letter, the market has taken a decidedly different tone. Subprime loan concerns have rippled through the markets causing investors everywhere to re-evaluate risk.

Our funds were not immune to the market weakness over this more recent period. Overall, our short-term results reflected those of the broader market.

In the face of the market turmoil, our portfolio managers remain steadfast in their focus on the impact this or other potential fallout may have on companies in which they invest. While these developments certainly make their jobs more challenging, the portfolio managers of each Fund believe that the Fund’s holdings continue to be consistent with its objective and strategy, and they will continue to monitor the Fund’s holdings carefully in light of further developments. Overall, our research continues to give us confidence in the fundamental business prospects of the companies in our funds.

We’ve been managing shareholders’ assets for over 21 years and have weathered many market cycles and environments. Our long-term results reflect an adherence to a sound investment process which has been honed by a team of dedicated and passionate investment professionals. As long-term fundamental investors, we believe our experience sets us apart and provides much-needed perspective, particularly in times like these.

In fact, our investment approach has generated meaningful results over the long term. On a relative basis, 73%, 67%, 58% and 69% of RS funds ranked

6	Call 1.800.766.FUND

in the top half of their peer groups for the 1-, 3-, 5-, and 10-year periods, respectively (according to Morningstar)*. The numbers for RS’ actively managed equity funds are even stronger.

Successful investing requires a sound strategy and, at times, the fortitude to stick with it through thick and thin. We believe that, with RS, you’ve hired the right team as your investment partner to help you reach your long-term goals.

Commitment to Excellence

The long-term performance of the RS funds reflects strength across all areas of our business. We have always believed that if we hire and retain the best people and provide a culture that encourages integrity, passion, and excellence, we would be able to endure the ups and downs of the markets and provide long-term investment excellence. Moreover, we continue to work at getting better at everything we do.

Most recently, we have focused on further strengthening our investment teams. In May, we promoted several long-time analysts to co-managers on the RS Emerging Growth and RS Select Growth Funds and adopted a team approach on the RS MidCap Opportunities, RS Growth, and RS Smaller Company Growth Funds. We also welcomed Christopher Clark to the Growth team as an analyst specializing in healthcare, adding not only depth, but additional breadth to our coverage. Overall, members of the RS Growth team have an average of nearly 14 years of experience in investment management.

We continued to invest in our Value team as well. Experienced analysts Martin Engel, Joseph Mainelli and Clinton Yara joined this year and now bring the team to eleven members strong, averaging nearly 14 years of experience. This team is led by five portfolio managers who have an average of 19 years of experience in the industry.

Similarly, the RS Core team has strengthened both in numbers and depth of talent with the addition of two members this year, Adam Weiner and Sudip Lahiri. This ten-person team averages over 11 years of experience, including an average 17 years at the portfolio-manager level.

RS Investments also offers extensive fixed-income research and investment capability through our sub-adviser, Guardian Investor Services LLC. The Fixed Income Team consists of 28 seasoned investment professionals, including portfolio managers, traders, credit analysts, and quantitative risk-management specialists. Together they bring a wealth of experience and insight to the fixed-income strategies offered by RS Investments.

These significant investments in experienced investment professionals are designed to sustain and build upon the unique advantages the RS investment process provides, and for which you hired us. As fundamental investors, we value experience and believe the strength and depth of our investment teams places RS Investments firmly in the top echelon of the industry.

We are well prepared to help you with your financial planning needs. Financial planning for future retirement, children’s education, etc. requires prudent asset allocation and risk management. As discussed above, our diverse suite of products spans the investment spectrum, providing essential elements of long-term, solution-driven financial strategies.

Product Innovation

In July, we introduced RS Equity Dividend Fund. This new offering seeks to capitalize on the strength of companies which we believe have the potential to grow the dividends they pay to shareholders. The portfolio will be managed by 19-year industry veteran Ray Anello and supported by the experienced RS Core team mentioned above.

This new product is intended to complement the large-cap RS Core Equity Fund and RS Small Cap Core Equity Fund. Investors planning for retirement and seeking current income and long-term growth may want to give RS Equity Dividend Fund a close look.

Our Commitment to Investors

We humbly accept the fiduciary trust you have placed in us and are committed to serving your investment

www.RSinvestments.com	7

CEO’s Letter (continued)

needs with the highest integrity and transparency in everything we do.

For the last 21 years, RS has remained focused on cultivating a culture of excellence and delivering results to our shareholders and clients through exceptional service and long-term performance. We believe our culture is a key factor in our ability to attract and retain experienced professionals who work so diligently and passionately on your behalf.

When you have a moment, please visit our Web site at www.RSinvestments.com. You’ll find useful information aimed at keeping you informed about your investments with us, including bios on our people, performance updates, details about the investments our portfolio managers and employees have in your funds, quarterly investment commentary, portfolio holdings and much more.

On behalf of all of us at RS Investments, we thank you for the trust and confidence you’ve placed in us.

Sincerely,

Terry Otton
Chief Executive Officer

*Not all funds have been in existence for every time period, and performance numbers for some funds include periods before RS Investments became the funds’ investment advisor. © 2007 Morningstar, Inc. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete, or timely. Neither Morningstar nor its content providers is responsible for any damages or losses arising from any use of this information. Past performance does not guarantee future results.

RS Funds (Class A)	Morningstar Category	1-Yr Total Return 06/30/06- 06/30/07 Rank/Count	3-Yr Total Return 06/30/04- 06/30/07 Rank/Count	5-Yr Total Return 06/30/02- 06/30/07 Rank/Count	10-Yr Total Return 06/30/97- 06/30/07 Rank/Count

RS Emerging Growth Fund	Small Growth	185-791	340-645	249-533	53-231

RS Growth Fund	Large Growth	309-1687	129-1426	50-1151	148-471

The Information Age Fund®	Specialty-Technology	33-310	113-283	8-260	7-51

RS Internet Age Fund®	Specialty-Technology	1-310	53-283	6-260	N/A

RS MidCap Opportunities Fund	Mid-Cap Growth	396-983	292-814	82-662	60-269

RS Select Growth Fund	Small Growth	203-791	515-645	394-533	37-231

RS Smaller Company Growth Fund	Small Growth	506-791	383-645	252-533	54-231

RS Value Fund	Mid-Cap Blend	74-473	15-385	8-317	94-132

RS Partners Fund	Small Blend	233-625	36-500	4-393	10-148

RS Investors Fund	Mid-Cap Blend	63-473	N/A	N/A	N/A

RS Global Natural Resources Fund	Specialty-Natural Resources	109-172	50-123	13-91	26-55

RS Core Equity Fund	Large Blend	21-2035	288-1598	633-1237	395-527

RS Small Cap Core Fund	Small Growth	78-791	192-645	157-533	77-231

RS Asset Allocation	Large Blend	1472-2035	1073-1598	710-1237	280-527

RS S&P 500 Index Fund	Large Blend	711-2035	788-1598	543-1237	N/A

RS Large Cap Value Fund	Large Value	613-1346	256-1099	N/A	N/A

RS Emerging Markets Fund	Diversified Emerging Markets	128-258	29-204	45-179	11-91

RS International Growth Fund	Foreign Large Growth	148-222	64-183	91-155	34-60

RS Tax-Exempt Fund	Muni National Long	72-272	32-257	30-244	15-181

RS High Yield Bond Fund	High Yield Bond	212-540	246-463	233-378	N/A

RS Investment Quality Bond Fund	Intermediate-Term Bond	394-1088	396-965	337-796	146-404

RS Low Duration Bond Fund	Short-Term Bond	167-434	174-364	N/A	N/A

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Portfolio Manager Biographies

Our People - A Commitment to Quality
At RS Investments, we believe our people and their processes are what set us apart and differentiate our family of funds. By building on a foundation of quality individuals, with exceptional educational backgrounds, extensive investment experience, and a wide variety of professional experience and knowledge, we have established a most remarkable organization.

Steve J. Bishop (RS)
has been co-portfolio manager of The Information Age Fund® since July 2001, of RS Emerging Growth Fund since January 2007, and of RS Select Growth Fund (previously RS Diversified Growth Fund) since May 2007. Mr. Bishop joined RS Investments in 1996 as a research analyst, primarily covering the technology sector. Prior to joining the firm, he worked as an analyst in the corporate finance department of Dean Witter Reynolds, Inc. for three years. Mr. Bishop holds a B.A. in economics from the University of Notre Dame and an M.B.A. from Harvard Business School.

Jim L. Callinan (RS)
has managed RS Emerging Growth Fund since 1996 and has been a co-portfolio manager of RS Select Growth Fund (previously RS Diversified Growth Fund) since May 2007. Prior to joining the firm in 1996, Mr. Callinan was portfolio manager of the Putnam OTC Emerging Growth Fund for two years and served on the investment team of Putnam’s growth group for nine years. He received an A.B. in economics from Harvard College, an M.S. in accounting from New York University, and an M.B.A. from Harvard Business School. Mr. Callinan is also a Chartered Financial Analyst.

Melissa Chadwick-Dunn (RS)
has been a co-portfolio manager of RS Emerging Growth Fund since January 2007 and of RS Select Growth Fund (previously RS Diversified Growth Fund) since May 2007. Before joining the firm in 2001, she was an equity analyst at Putnam Investments for two years. Prior to that, she spent four years in investment banking, working on corporate finance and mergers-and-acquisition transactions for Lehman Brothers and McDaniels S.A. Ms. Chadwick-Dunn holds a B.A. in economics and an M.A. in international relations from the University of Chicago and an M.B.A. from the Wharton School of Business.

www.RSinvestments.com	9

Portfolio Manager Biographies (continued)

John H. Seabern (RS)
has been a co-portfolio manager of RS Growth Fund and of RS MidCap Opportunities Fund since May 2007. Mr. Seabern also served on the management team of RS Diversified Growth Fund (now known as RS Select Growth Fund) from August 1996 until May 2007. Prior to joining the firm in 1993, he was a performance analyst at Duncan-Hearst Capital Management for two years. Mr. Seabern holds a B.S. in finance from the University of Colorado and is a Chartered Financial Analyst.

Allison K. Thacker (RS)
has been a co-portfolio manager of The Information Age Fund® since April 2003, of RS Emerging Growth Fund since January 2007, and of RS Select Growth Fund (previously RS Diversified Growth Fund) since May 2007. Prior to joining RS Investments in 2000 as an analyst covering Internet and consumer discretionary stocks, she worked as a summer associate at Putnam Investments, and, prior to that, she was an analyst in the energy group at Merrill Lynch & Company for two years. Ms. Thacker holds a B.A. in economics from Rice University and an M.B.A. from Harvard Business School.

D. Scott Tracy (RS)
has been a co-portfolio manager of RS Emerging Growth Fund and of RS Smaller Company Growth Fund since January 2007 and of RS Select Growth Fund (previously RS Diversified Growth Fund) since May 2007. Prior to joining RS Investments in 2001, he spent three years at Shoreline Investment Management, the in house asset management arm of Hewlett-Packard. He has also served as an equity analyst at Montgomery Securities. Mr. Tracy holds a B.A. in history from Trinity College and an M.B.A. from the University of California at Berkeley. He is also a Chartered Financial Analyst.

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John L. Wallace (RS)
has managed RS MidCap Opportunities Fund since its inception and RS Growth Fund since July 2001. Mr. Wallace was also co-portfolio manager of RS Diversified Growth Fund (now known as RS Select Growth Fund) from August 1996 through April 2005. Prior to joining the firm in 1995, he spent nine years at Oppenheimer Management Corporation, where he managed Oppenheimer Main Street Income and Growth Fund for seven years and Oppenheimer Total Return Fund for five years. Mr. Wallace holds a B.A. from the University of Idaho and an M.B.A. from Pace University.

Bill J. Wolfenden III (RS)
has managed RS Smaller Company Growth Fund since joining RS Investments in April 2001. Prior to that time, Mr. Wolfenden had been at Dresdner RCM Global Investors since 1994, where he served on the micro-cap and small-cap growth investment management teams. Previously, he spent four years in commercial banking at Westamerica Bank and the Bank of California. Mr. Wolfenden holds a B.A. in economics from Southern Methodist University and an M.B.A. with a dual concentration in finance and accounting from Vanderbilt University.

The Statement of Additional Information provides further information about the portfolio managers, including information regarding their compensation, other accounts they manage, and their ownership interests in the Funds. For information on how to receive a copy of the Statement of Additional Information, please see the back cover of the Prospectus or visit our Web site at www.RSinvestments.com.

www.RSinvestments.com	11

RS Emerging Growth Fund

Co-Portfolio Managers
Steve Bishop, Jim Callinan,
Melissa Chadwick-Dunn,
Allison Thacker, and Scott Tracy

Investment Style

Large-Cap	Mid-Cap	Small-Cap

Value	Blend	Growth

Fund Philosophy
The RS Emerging Growth Fund seeks capital appreciation by investing principally in smaller, rapidly growing emerging companies. The Fund is actively managed, using hands-on, fundamental research that includes extensive travel and visits with company management. The Fund seeks to invest in companies that have experienced strong revenue growth annually, are market-share leaders, and are managed by executives who can leverage a competitive advantage and consistently execute in today’s business environment. The Fund is intended for investors with long-term investment goals.

Investment Process
The RS Emerging Growth Fund seeks capital appreciation by investing in smaller-capitalization growth stocks in an attempt to discover the faster-growing firms in the emerging sectors of the economy. We seek revenue and earnings growth rates that are superior to those of the benchmark Russell 2000® Growth Index3. As a consequence the Fund’s valuation levels are often higher than the benchmark’s and those of other funds in this classification; and the Fund may experience much higher levels of volatility and be riskier than the benchmark. Because of the volatile financial and operating results of these smaller firms, our investments in emerging companies frequently require us to generate high levels of trading activity. The Fund is appropriate only for investors with a long-term investment horizon and should constitute only a small portion of an overall allocation to growth equities.

Performance
The RS Emerging Growth Fund (Class A Shares) gained 11.58% during the second quarter vs. 6.69% for the Russell 2000® Growth Index. For the first half of the year, the Fund rose 12.68% compared with 9.33% for the index. Second quarter market performance started out narrowly confined to the energy, producer durables, and materials sectors. Later in the period, strength broadened to include consumer and technology stocks providing a strong tailwind for the Fund’s relative overweighting of these sectors. The acquisition trend, whether due to strategic needs of corporate suitors or the opportunistic actions by private equity investors, helped our performance as well. The economy remained intact in the U.S. and across the globe, despite tighter lending standards to the U.S. consumer mortgage borrower. Strength in commodity prices and lax corporate lending limits have propped certain sectors.

Several market dynamics have caused historical relative valuation ranges to change markedly. For example, capital goods companies reflect valuations unseen in the last 30 years at this point in an economic cycle. Producer durables, basic materials and consumer services have also seen their multiples expand. As the private equity investment trend accelerates, these relatively new but significant players have provided a floor to current valuations, especially for companies with low-growth, but predictable business models. Cyclical earnings growth combined with the value-oriented private equity buyer trolling for cheap stocks has caused historical valuation differences between value and growth stocks to erode markedly. The Fund’s excellent rebound in the second quarter demonstrated how quickly this historical valuation differential can revert to normal premium levels in the stock market.

Portfolio Review

Technology
The technology sector strengthened its relative performance during the second quarter. The Fund remained broadly overweighted in technology vs. the index, reflecting our level of conviction in companies within the sector.

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During the second quarter, technology stocks with recurring revenue models remained strong. A top performer that fit this theme was Systems Xcellence (1.44% of assets as of 06/30/07), a provider of prescription-processing software and services. Recently, the company offered additional services to its core software offering, and this bundle of services has driven strong contract wins. j2 Global Communications (2.06%) and Cbeyond (1.48%), two companies offering subscription communications services to small businesses, also performed well.

In the hardware and semiconductor sector, the Fund benefited from the strong performance of 02 Micro International (1.81%), a maker of analog and mixed-signal semiconductors that help manage power for notebook computers, liquid-crystal display (LCD) monitors, and televisions. We expect the potential resolution of the company’s drawn-out legal battles should yield financial benefit from legal settlements and remove a significant overhang for the stock, enabling investors to focus on the company’s strong fundamentals and relatively cheap valuation.

Digital River (1.35%), however, detracted from performance during the quarter. The company provides electronic software marketing and distribution and won a contract to fulfill online sales for Microsoft Office 2007 and Vista. Consumer adoption, however, has been slower than anticipated by the company which led Digital River to miss consensus estimates for the second quarter. We believe that Digital River’s relationship with Microsoft (0.00%) is very strong and that a new focus on marketing will drive sales in the back half of the year. Additionally, with almost $15 per share in cash on the balance sheet, strong free cash flow generation, and a $200 million buyback in place, we are sticking with our investment. Going forward, we currently plan to remain overweighted in technology and focus on companies exhibiting strong growth, which we expect to drive upside potential to consensus estimates.

The Internet sector continued to show strong performance in the second quarter and significantly boosted performance of the Fund. Merger-and-acquisition activity drove gains as one of our largest positions in this sector, aQuantive (0.00%), sold itself to Microsoft. The high premium paid (+85%) demonstrates how important success in the Internet space has become for Microsoft. While the online advertising sector consolidates, online retail remains fragmented and ripe for opportunities. One of our favorite stocks in this space is GSI Commerce (1.21%), which benefits as store-based retailers launch online stores and outsource such key functions as marketing, warehousing and logistics. Another holding, Netflix (0.00%), was a casualty of the entry of Blockbuster (0.00%), traditionally a store-based retailer, into the online subscription approach that Netflix pioneered. Netflix suffered from large price discounting by Blockbuster. This example, coupled with our investment in GSI Commerce, shows the dynamic opportunity still present in Internet retail as existing retail franchises battle back against Internet startups.

Consumer
Overall, the economy has remained strong, and consumer spending has held relatively steady for discretionary items, driven by strong employment trends and demand for high-end items. However, our consumer strategy presently involves discovering niche markets which we believe will remain unaffected by a mid and low end mortgage market slowdown and a weakening consumer buying power. Sotheby’s (0.63%) auctions of art and collectibles have continued to set records, leading to a rising stock price. A significant amount of wealth has been created worldwide by the rise in commodity prices over the last five years and healthy financial markets have also enriched potential collectors. Many of these beneficiaries are choosing to invest in art, leading to very strong business for Sotheby’s, which added a modest second quarter advance to strong year-to-date performance.

Within the retail sector, we note strength where products and services have a healthy end-market and little competition. Conversely, when competition is high, growth typically falls off significantly. For example, Volcom’s (1.82%) surf and skate apparel has been selling very well to teens who have proven to be resilient spenders, and the stock price has advanced markedly in the second quarter and year to date. In contrast, Coldwater

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RS Emerging Growth Fund (continued)

Creek (0.00%) has suffered from more difficult sales trends in the highly competitive women’s apparel sector. We exited the position earlier this year as the combination of weak sales trends and Coldwater’s rapid store base expansion pressured the retailer.

Health Care
During the second quarter, the health care sector underperformed the market overall. The health care sector offers mixed opportunities as we believe drug stocks and hospitals will continue to struggle under constant regulatory pressure. In contrast, other areas such as medical devices, disease management and health care information technology remain exciting as innovation and cost containment will play key roles in solving the nation’s health care issues.

The Fund’s health care holdings performed roughly inline with the benchmark during the period. As in the first quarter, our underweightings in biotech and pharmaceuticals were modest positives. Also, our decision to maintain a large position in Illumina (1.89%), based on our belief that the company’s strong growth should outweigh potential litigation headwinds, paid off. Illumina was our biggest contributor to performance in the sector. Our worst performer for the quarter was Vital Images (0.79%), a company which provides advanced visualization software for CT and MRI imaging. We reduced our position size during the quarter and have more recently sold the stock due to weak license sales.

We plan to remain market-weighted in health care and continue our focus on companies whose prospects will increase as the nation focuses on health care. Adding to our team’s strength in this arena, we recently hired Chris Clark as a medical device and drug analyst in the Growth Group.

Financials / Producer Durables
The financial services sector contributed to positive performance in the second quarter. Several of our longtime holdings had impressive returns, including Portfolio Recovery Associates (2.21%) and International Securities Exchange (0.00%). We believe Portfolio Recovery’s core business continued to strengthen and saw a significant improvement in the pricing environment for bad consumer debt. Portfolio Recovery’s management launched a capital deployment strategy in the second quarter, designed to leverage this stable but high-margin business model. Another longtime holding and the subject of prior quarterly commentaries, International Securities Exchange, sold at a significant premium to the Deutsche Börse Group (0.00%).

Strong stock selection in the producer durables sector contributed to the Fund’s outperformance vs. the index. We have placed more emphasis in the Fund on producer durables over the past several quarters. We see a multi-year cyclical growth phase for the aerospace industry, in particular, which is the largest single industry in the sector. Aero-space demand, fed by low interest rates and rising load factors, has improved as global airlines replenish their fleets. B/E Aerospace has dominated the retrofit cycle of the existing global fleet’s interior systems and we believe is well positioned for market share gains in the upcoming OEM newbuild cycle.

Outlook
The Fund’s second quarter performance encouraged our belief in what we call “emerging growth” investing. We have maintained our investment focus on emerging companies over the past seven years as we have strong conviction that fast-growing emerging companies offer important diversification benefits and long-term return potential. During this period, the Fund endured, and even thrived at times,

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through the crisis of 9/11; energy price spikes; a massive Internet spending correction; subdued corporate spending on technology; an IPO drought for innovative, venture-backed firms; and investment flows out of the small-cap growth investment category.

We thank you for your confidence in us throughout a challenging investing environment and hope you share our confidence in future prospects for growth.

Sincerely,

Jim Callinan	Steve Bishop
Portfolio Manager	Co-Portfolio Manager

Melissa Chadwick-Dunn
Co-Portfolio Manager

Allison Thacker	Scott Tracy
Co-Portfolio Manager	Co-Portfolio Manager

Investing in smaller companies can involve risks such as having less publicly available information, higher volatility, and less liquidity than in the case of larger companies. Overweighting investments in certain sectors or industries increases the risk of loss due to general declines in the prices of stocks in those sectors or industries. Investments in technology companies may be highly volatile.

Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary.

Except as otherwise specifically stated, all information and portfolio manager commentary, including portfolio security positions, is as of June 30, 2007.

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RS Emerging Growth Fund (continued)

Assets Under Management: $634,363,137	Data as of June 30, 2007

Sector Allocation[1]

Top Ten Holdings[2]

Company	Percentage of Total Net Assets

Portfolio Recovery Associates, Inc.	2.21%

j2 Global Communications, Inc.	2.06%

Kyphon, Inc.	1.95%

Synaptics, Inc.	1.91%

Illumina, Inc.	1.89%

Volcom, Inc.	1.82%

O2Micro International, Ltd.	1.81%

Healthways, Inc.	1.74%

DealerTrack Holdings, Inc.	1.61%

HEICO Corp.	1.54%

Total	18.54%

1

The Fund’s holdings are allocated to each sector based on their Russell classification. If a holding is not classified by Russell, it is assigned a Russell designation by RS Investments. Cash includes short-term investments and net other assets and liabilities.

2	Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities.
3

The Russell 2000® Growth Index is an unmanaged market-capitalization-weighted index that measures the performance of those companies in the Russell 2000® Index with higher price-to-book ratios and higher forecasted growth values. (The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index, which consists of the 3,000 largest U.S. companies based on total market capitalization.) Index results assume the reinvestment of dividends paid on the stocks constituting the index. You may not invest in the index, and, unlike the Fund, the index does not incur fees and expenses.

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Performance Update Average Annual Total Returns as of 06/30/07

	Inception Date	Year-to-Date	1 Year	3 Years	5 Years	10 Years	Since Inception

Class A Shares	11/30/87
without sales charge		12.68%	19.69%	11.05%	11.93%	10.75%	15.72%
with maximum sales charge		7.32%	14.02%	9.27%	10.85%	10.21%	15.43%

Class K Shares†	01/22/07
without sales charge		—	—	—	—	—	12.89%

Class Y Shares†	05/01/07
without sales charge		—	—	—	—	—	6.91%

Russell 2000® Growth Index[3]		9.33%	16.83%	11.76%	13.08%	5.28%	9.67%
						Since Class A shares inception

S&P 500® Index[4]		6.96%	20.59%	11.67%	10.71%	7.13%	12.57%
						Since Class A shares inception

4

The S&P 500® Index is an unmanaged market-capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Index results assume the reinvestment of dividends paid on the stocks constituting the index. You may not invest in the index, and, unlike the Fund, the index does not incur fees and expenses.

†	RS Emerging Growth Fund Class K and Y shares (Inception dates are: 01/22/07 and 05/01/07, respectively), “since inception” returns are not annualized and represent cumulative total returns.

Results of a Hypothetical $10,000 Investment If invested on 06/30/97
The chart above shows the performance of a hypothetical $10,000 investment made in Class A shares of RS Emerging Growth Fund and in the Russell 2000® Growth Index. The starting point of $9,525 for Class A shares reflects the current maximum sales charge of 4.75%.Hypothetical $10,000 investments made upon the commencement of offering Class K shares (01/22/07) and Class Y shares (05/01/07) would have the following values as of June 30, 2007: $11,289 (Class K) and $10,691 (Class Y). While Class K shares have a higher starting value than Class A shares because they do not impose a sales charge on purchase, they have higher annual expenses and therefore day to day performance is lower than that of Class A shares.

Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. Please keep in mind that any high double-digit returns are highly unusual and cannot be sustained. The Fund’s total gross annual operating expense ratio as of the most current prospectus is as follows: Class A 1.49%, Class K 1.93% and Class Y 1.20%. Class A performance quoted “with maximum sales charge” reflects the current maximum sales charge of 4.75%. Please read the prospectus carefully for more information on sales charges as they do not apply in all cases and if applied are reduced for larger purchases. Certain share classes are subject to lower maximum sales charges whether paid at the time of purchase or deferred. There are no sales charges for Class K and Class Y shares. Any sales charges are in addition to the Fund’s fees and expenses as detailed in the Fund’s most current prospectus. Fees and expenses are factored into the net asset value of your shares and any performance numbers we release. Total return figures reflect an expense limitation in effect during the periods shown; without such limitation, the performance shown would have been lower. Performance results assume the reinvestment of dividends and capital gains. The return figures shown do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares. Current and month-end performance information, which may be lower or higher than that cited, is available by contacting RS Investments at 1-800-766-FUND and is frequently updated on our Web site: www.RSinvestments.com.

www.RSinvestments.com	17

RS Growth Fund

Co-Portfolio Managers
John Seabern
John Wallace

Investment Style

Large-Cap	Mid-Cap	Small-Cap

Value	Blend	Growth

Fund Philosophy
The RS Growth Fund seeks long-term capital growth by investing principally in growth companies. We seek to identify business sectors poised to benefit from major changes in the marketplace and societal trends. Within these sectors, we conduct bottom-up research, looking for well-managed and larger, more established companies with strong growth rates and reasonable stock valuations.

Investment Process
We seek longer-term capital appreciation through the active management of growth-oriented companies. We typically focus on companies companies with market capitalizations greater than that of the largest company included in the Russell 2000® Index on the last day of the most recent quarter (currently, approximately $3.3 billion, based on the size of the largest company on June 30, 2007). Both bottom-up fundamental research and quantitative screens drive our investment process. We attempt to identify a catalyst that will drive earnings growth (such as new management, new products, and new markets). Occasionally, a contrary opinion is an important ingredient to success as is the recognition of value, including the recognition of undervaluation and overvaluation.

Performance
Stock market volatility continued during the second quarter, especially in June, as investors’ hope turned to anxiety. A reaccelerating domestic and world economy has again raised the specter of inflation, and a sagging U.S. housing market is once again fueling fears of a subprime mortgage meltdown. Despite the angst, the second quarter was a good quarter for the RS Growth Fund (Class A Shares), which gained 8.05% vs. 6.86% for the Russell 1000 Growth® Index3. At 2007’s halfway point, the Fund is up 9.11% vs. 8.13% for the index.

Portfolio Review
The consumer discretionary sector was the Fund’s worst contributor to performance for the quarter. During the quarter, we reduced our exposure to the overall consumer sector (consumer discretionary and consumer staples) from 19% to 16% and remain underweighted to the benchmark. It’s important to note that we aren’t making a macro call on consumer spending; in fact our biggest losers in this sector are not correlated to consumer spending patterns.

Monster Worldwide (0.00% of assets as of 06/30/07), which was down 13% during the quarter, provides online employment, recruitment, and career management services via the Internet and newspaper advertising. Its management midquarter assessment of its advertising revenue was quite disappointing to us given how strong the end markets have been. The deceleration in revenue and earnings estimates caught us by surprise, and we sold our position. Yahoo! (0.00%) was another disappointment down 13% during the quarter. Yahoo! is second to Google (1.23%) in providing Internet search, Web content, and advertising through its own Internet portal. Yahoo! is in transition as its display ad and affiliate search revenue slows, offsetting strength in its newer products. Tempered revenue and earnings guidance along with the recent departure of the CEO caused us to lose confidence in Yahoo!’s near-term fundamentals, so we sold the position during the quarter.

Our overweight position in the energy sector helped offset the negative contribution from the consumer discretionary sector. The Fund’s top performer in the sector was Transocean (1.27%), which provides offshore contract drilling services in deepwater and harsh environmental conditions. We own Transocean because we think there is currently a worldwide shortage of high-quality deepwater rigs, and day rates for this class of rigs continue to increase. We think the opportunity for Transocean to add to its fleet is substantial and would provide investors with exceptional returns because its criteria for building a new rig should ensure that the company will receive an 80% payback over the primary term of the contract (usually five years) but will own an asset with a 35-year estimated life.

An energy stock that detracted during the quarter was Pioneer Natural Resources (1.02%). Pioneer is an oil and

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gas exploration and production company which we believe has an opportunity to accelerate its production growth rate while maintaining its finding and development costs below the industry average. We think the company has the potential to “monetize” some of its low-growth assets through the formation of a master limited partnership structure, which will allow the company to essentially raise cheap capital to redeploy in its highest-return opportunities. We continue to own shares of Pioneer.

Financial services dramatically underperformed the broader market averages during the period. The Fund has been slightly overweighted in this sector during the year but the majority of our investments have been in companies that are not exposed to the yield curve or to deteriorating consumer credit trends. One company in the Fund, however, Alliance Data Systems (0.00%), with its limited exposure to consumer credit through its private-label credit card programs turned in strong performance during the quarter. Alliance Data Systems was one of the Fund’s best overall performers. We were originally attracted to Alliance because of what we viewed as their unique capabilities to provide private-label credit programs with a tightly integrated processing platform that allows them to offer higher-margin analytics-based marketing programs. The company’s business model was evolving into one with high organic revenue growth, expanding margins, and significant cash flow generation, which is why Black stone Group (0.00%) made an offer to take the company private.

A financial stock that performed poorly during the quarter was Interactive Brokers Group (1.11%), a global market maker and broker specializing in routing orders and processing trades in securities, futures, and foreign-exchange instruments. The company missed analyst estimates for the most recent quarter and for its first quarter as a public company. Although we are surprised by the miss, we think that the long-term opportunity for Interactive Brokers is significant, so we continue to hold the stock.

Outlook
There is no change to our economic outlook: U.S. gross domestic product growth should remain positive into 2008. Recent Federal Reserve Board commentary has highlighted inflation risk as a key threat to further tightening monetary policy, which has caused equity valuations to remain historically low relative to bond yields. Strong commodity prices, tight credit spreads, and low real interest rates—all are suggestive of accommodative financial conditions and general liquidity, which we think is a key factor to sustaining the current cyclical bull market. We think the Federal Reserve will not hesitate to lower interest rates if the U.S. economy weakens appreciably.

The Fund’s 2008 forecasted earnings-per-share multiple is approximately 17 times, approximately equal to the benchmark. Our forecasted earnings-per-share growth is approximately 23%. At these valuation levels, we believe that the Fund’s risk/reward ratio remains compelling. We know that we are in the latter innings of both the market and economic cycles and will not be afraid to adjust the portfolio if we are wrong on our soft-landing thesis or if earnings momentum decelerates.

We remain focused on our bottom-up process and continue to seek companies that can grow earnings above market trend in a slowing environment. As fellow shareholders, we remain focused and committed to our investment goal: long-term growth of capital. We appreciate your continued confidence and support.

Sincerely,

John Wallace
Co-Portfolio Manager
John Seabern
Co-Portfolio Manager

Investing in mid-size companies can involve risks such as having less publicly available information, higher volatility, and less liquidity than in the case of larger companies. Overweighting investments in certain sectors or industries increases the risk of loss due to general declines in the prices of stocks in those sectors or industries. Investments in technology companies may be highly volatile. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary.

Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary.

Except as otherwise specifically stated, all information and portfolio manager commentary, including portfolio security positions, is as of June 30, 2007.

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RS Growth Fund (continued)

Assets Under Management: $191,286,077	Data as of June 30, 2007

Sector Allocation[1]

Top Ten Holdings[2]

Company	Percentage of Total Net Assets

Monsanto Co.	1.98%

Clearwire Corp.	1.85%

EMC Corp.	1.80%

Research In Motion Ltd.	1.71%

General Electric Co.	1.70%

SanDisk Corp.	1.66%

Cisco Systems, Inc.	1.60%

Alcoa, Inc.	1.59%

Healthways, Inc.	1.55%

Time Warner Cable, Inc.	1.54%

Total	16.98%

1

The Fund’s holdings are allocated to each sector based on their Russell classification. If a holding is not classified by Russell, it is assigned a Russell designation by RS Investments. Cash includes short-term investments and net other assets and liabilities.

2	Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities.
3

The Russell 1000® Growth Index is an unmanaged market-capitalization-weighted index that measures the performance of those companies in the Russell 1000® Index (which consists of the 1,000 largest U.S. companies based on total market capitalization) with higher price-to-book ratios and higher forecasted growth values. Index results assume the reinvestment of dividends paid on the stocks constituting the index. You may not invest in the index, and, unlike the Fund, the index does not incur fees and expenses.

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Performance Update Average Annual Total Returns as of 06/30/07

	Inception Date	Year-to-Date	1 Year	3 Years	5 Years	10 Years	Since Inception

Class A Shares	05/12/92
without sales charge		9.11%	19.98%	13.11%	13.55%	6.21%	12.00%
with maximum sales charge		3.94%	14.26%	11.29%	12.45%	5.69%	11.65%

Class C Shares†	06/29/07
without sales charge		—	—	—	—	—	0.00%

Class K Shares†	11/27/06
without sales charge		8.98%	—	—	—	—	9.78%

Class Y Shares†	05/01/07
without sales charge		—	—	—	—	—	5.38%

Russell 1000® Growth Index[3]		8.13%	19.04%	8.70%	9.28%	4.39%	8.77%
						Since Class A shares inception

S&P 500® Index[4]		6.96%	20.59%	11.67%	10.71%	7.13%	10.96%
						Since Class A shares inception

4

The S&P 500® Index is an unmanaged market-capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Index results assume the reinvestment of dividends paid on the stocks constituting the index. You may not invest in the index, and, unlike the Fund, the index does not incur fees and expenses.

†	RS Growth Fund Class C, K, and Y shares (Inception dates are: 06/29/07, 11/27/06, and 05/01/07, respectively), “since inception” returns are not annualized and represent cumulative total returns.

Results of a Hypothetical $10,000 Investment If invested on 06/30/97
The chart above shows the performance of a hypothetical $10,000 investment made in Class A shares of RS Growth Fund and in the Russell 1000® Growth Index. The starting point of $9,525 for Class A shares reflects the current maximum sales charge of 4.75%. Hypothetical $10,000 investments made upon the commencement of offering Class K shares (11/27/06) and Class Y shares (05/01/07) would have the following values as of June 30, 2007: $10,978 (Class K) and $10,538 (Class Y). While Class K shares have a higher starting value than Class A shares because they do not impose a sales charge on purchase, they have higher annual expenses and therefore day to day performance is lower than that of Class A shares.

Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. Please keep in mind that any high double-digit returns are highly unusual and cannot be sustained. The Fund’s total gross annual operating expense ratio as of the most current prospectus is as follows: Class A 1.33%, Class K 1.78% and Class Y 1.05%. Class A performance quoted “with maximum sales charge” reflects the current maximum sales charge of 4.75%. Please read the prospectus carefully for more information on sales charges as they do not apply in all cases and if applied are reduced for larger purchases. There are no sales charges for Class K and Class Y shares. Any sales charges are in addition to the Fund’s fees and expenses as detailed in the Fund’s most current prospectus. Fees and expenses are factored into the net asset value of your shares and any performance numbers we release. Total return figures reflect an expense limitation in effect during the periods shown; without such limitation, the performance shown would have been lower. Performance results assume the reinvestment of dividends and capital gains. The return figures shown do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares. Current and month-end performance information, which may be lower or higher than that cited, is available by contacting RS Investments at 1-800-766-FUND and is frequently updated on our Web site: www.RSinvestments.com.

www.RSinvestments.com	21

The Information Age Fund®

Co-Portfolio Managers
Steve Bishop
Allison Thacker

Investment Style

Large-Cap	Mid-Cap	Small-Cap

Value	Blend	Growth

Fund Philosophy
The Information Age Fund® seeks to achieve long-term capital appreciation by aggressively investing in companies principally within the information technology sector. The Fund is designed for investors who believe that aggressive investment in these companies provides significant opportunity for capital appreciation.

Investment Process
The Information Age Fund® seeks long-term capital appreciation from growth-oriented technology companies. We will own companies of any size market capitalization in technology but tend to focus on small- to mid-capitalization companies because we believe they tend to have the best growth characteristics. We use fundamental, bottom-up research combined with quantitative screens to drive our investment process. We are looking for significant long-term revenue growth from new emerging technology products or markets.

We will occasionally invest in “out-of-favor” companies that have had what we view as temporary missteps, with the belief that they will return to fast growth over the intermediate to longer term.

Performance
Second-quarter performance was solid, with The Information Age Fund® (Class A shares) up 12.24% vs. the S&P GSTITM Composite Index3, which was up 10.23%. Contrary to the past few years, which saw a significant correction during in the first half of the year, we have had a relatively strong period for the technology sector. Continued merger-and-acquisition (M&A) activity, positive fundamentals in the Internet and software sectors, and leaner inventories and new product cycles in the semiconductor and hardware sectors have created a solid backdrop for tech stocks. The Fund gained 13.73% year-to-date vs. 10.09% for the benchmark.

Portfolio Review
In the hardware and semiconductor sector, we had strong performance from O2 Micro International (6.90% of assets as of 06/30/07), a maker of analog and mixed-signal semiconductors that help manage the power for notebook computers, liquid-crystal display (LCD) monitors, and televisions. The company’s fundamentals were strong during the first quarter and we think they look good for the remainder of the year. The company is also in the later stages of its drawn-out legal battles and we expect it will start to see financial benefit from a legal settlement; it should also begin to see its overall legal costs decline significantly in the second half of 2007 and beyond. This should remove a significant overhang for the stock, and investors will likely focus on the company’s strong fundamentals and relatively cheap valuation.

Another solid performer was Synaptics (3.12%), a maker of capacitance touch-sensing technology (for touchpads on notebook computers or click wheels on MP3 players). The stock rebounded nicely after poor performance during the first quarter after reporting very strong revenues but slightly weak gross margins. Over the longer term, we see buttonless cell phones and smart phones (similar to Apple’s new iPhone) and GPS devices as very large incremental opportunities for Synaptic’s touch-sensing technology which could be a key enabler in the displays of these devices.

Daktronics (1.39%), a maker of large electronic (LED-based) displays for outdoor advertising and sports stadiums, was a poor performer during the second quarter as the company reported lower-than-expected revenues and higher expenses. The revenues are lumpy and difficult to predict on a quarterly basis, and the company is spending heavily on hiring new people and building infrastructure to support future growth. Over the longer term, we believe that Daktronics can easily double its annual revenues and earnings-per-share (EPS) from these levels as the huge trend of electronic signage is still in its early phases—less than 5% of billboards are electronic, and the pipeline of new electronic signage for sports stadiums is huge. Daktronics’ market share

22	Call 1.800.766.FUND

and win rate are more than 50% in both markets. We have added to our position.

Our largest positive contributor during the quarter was aQuantive (0.00%). In May, Microsoft (4.21%) agreed to purchase the company for $6 billion, or an 85% premium to the stock’s closing price. Microsoft is in a war with Google (4.48%) for talent and online advertising technology leadership, and this deal highlights how important success in the Internet space has become for Microsoft. We believe that online advertising and online searching will continue to take share from traditional media forms such as radio, television and newspapers. Investments into Internet companies will continue to be a significant portion of the Fund as we see both exceptional growth and reasonable valuations within the sector.

Omniture (1.20%) was another winner for the Fund during the quarter. The company’s technology solution provides businesses with analysis of their Web sites’ traffic behaviors. Using Omniture’s tools, companies can seek to improve their site experience for users, driving either higher purchases or longer time spent on the site, leading to better advertising opportunities.

Nintendo (2.70%) was also a strong performer for the Fund. Our view that the Wii (Nintendo’s game console) would be a breakout winner this cycle due to its relatively low price and unconventional user interface has proven to be correct. We are only in the second year of the new console cycle, and both the Xbox 360 and the PlayStation 3 will likely cut hardware prices later this year, driving further consumer adoption. We expect the larger hardware installed base will create opportunities for the game software players to sell more games. We expect that THQ (1.86%) will be a beneficiary of both Nintendo’s strong line-up for the Wii and the rise in the hardware units.

Digital River (1.99%) was a poor performer for the Fund during the quarter. Digital River was one of our big winners last year as it won a contract to provide digital software fulfillment for Microsoft Office 2007 and Vista. Digital River is actually still winning incremental business with Microsoft and has rolled out most of the global e-commerce stores that will enable the company to digitally fulfill sales. However, consumer adoption has been slower than the company anticipated. We believe that Digital River’s relationship with Microsoft is very strong and that a new focus on marketing will drive sales in the back half of the year. Additionally, with almost $15 per share in cash on the balance sheet, strong free cash flow generation, and a $200 million buyback in place, we are sticking with the stock.

Outlook
Although we certainly don’t rule out a mid-summer slowdown or a significant pullback in the technology market, we are generally optimistic for the remainder of the year. With 33% revenue growth year over year last quarter, 41% estimated EPS growth expected in 2008, and a price-to-earnings ratio of 30 times 2008 earnings, we believe that the Fund is attractively priced. Thank you for your support.

Sincerely,

Steve Bishop
Co-Portfolio Manager
Allison Thacker
Co-Portfolio Manager

Investing in small- and mid-size companies can involve risks such as having less publicly available information, higher volatility, and less liquidity than in the case of larger companies. Funds that concentrate investments in a certain sector may be subject to greater risk than funds that invest more broadly, as companies in that sector may share common characteristics and may react similarly to market developments or other factors affecting their values. Investments in high-technology and Internet-related sectors may be highly volatile. Companies in these sectors operate in markets that are characterized by rapid change, evolving industry standards, frequent new service and product announcements, introductions, enhancements and changing customer demands.

Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary.

Except as otherwise specifically stated, all information and portfolio manager commentary, including portfolio security positions, is as of June 30, 2007.

www.RSinvestments.com	23

The Information Age Fund® (continued)

Assets Under Management: $79,020,274	Data as of June 30, 2007

Sector Allocation[1]

Top Ten Holdings[2]

Company	Percentage of Total Net Assets

O2Micro International Ltd.	6.91%

Google, Inc.	4.49%

Microsoft Corp.	4.21%

Marvell Technology Group Ltd.	3.47%

Synaptics, Inc.	3.12%

Research In Motion Ltd.	3.11%

The9 Ltd.	2.97%

PLX Technology, Inc.	2.76%

Marchex, Inc.	2.74%

ValueClick, Inc.	2.73%

Total	36.51%

1

The Fund’s holdings are allocated to each sector based on their Russell classification. If a holding is not classified by Russell, it is assigned a Russell designation by RS Investments. Cash includes short-term investments and net other assets and liabilities.

2	Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities.
3

The S&P GSTI™ Composite Index is a modified capitalization-weighted index based on a universe of technology-related stocks. Index results do not assume the reinvestment of dividends paid on the stocks constituting the index. Unlike the Fund, the index does not incur fees or expenses.

24	Call 1.800.766.FUND

Performance Update Average Annual Total Returns as of 06/30/07

	Inception Date	Year-to-Date	1 Year	3 Years	5 Years	10 Years	Since Inception

Class A Shares	11/15/95
without sales charge		13.73%	28.79%	9.06%	18.97%	9.40%	9.95%
with maximum sales charge		8.34%	22.66%	7.31%	17.82%	8.87%	9.49%

Class C Shares†	05/02/07
without sales charge		—	—	—	—	—	6.62%
with sales charge		—	—	—	—	—	5.62%

Class K Shares†	01/19/07
without sales charge		—	—	—	—	—	15.72%

Class Y Shares†	05/01/07
without sales charge		—	—	—	—	—	7.62%

S&P GSTITM Composite Index[3]		10.09%	26.20%	7.29%	11.19%	5.33%	8.42
						Since Class A shares inception

S&P 500® Index[4]		6.96%	20.59%	11.67%	10.71%	7.13%	10.12%
						Since Class A shares inception

4

The S&P 500® Index is an unmanaged market-capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Index results assume the reinvestment of dividends paid on the stocks constituting the index. You may not invest in the index, and, unlike the Fund, the index does not incur fees and expenses.

†

The Information Age Fund® Class C, K, and Y shares (Inception dates are: 05/02/07, 01/19/07, and 05/01/07, respectively), “since inception” returns are not annualized and represent cumulative total returns.

Results of a Hypothetical $10,000 Investment If invested on 06/30/97

The chart above shows the performance of a hypothetical $10,000 investment made in Class A shares of The Information Age Fund® and in the S&P GSTITM Technology Composite Index and the S&P 500® Index. The starting point of $9,525 for Class A shares reflects the current maximum sales charge of 4.75%. Hypothetical $10,000 investments made upon the commencement of offering Class C shares (05/02/07),Class K shares (01/19/07), and Class Y shares (05/01/07) would have the following values as of June 30, 2007: $10,562 (Class C), $11,572 (Class K), and $10,762 (Class Y). While Class C shares and Class K shares have a higher starting value than Class A shares because they do not impose a sales charge on purchase, they have higher annual expenses and therefore day to day performance is lower than that of Class A shares.

Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. Please keep in mind that any high double-digit returns are highly unusual and cannot be sustained. The Fund’s total gross annual operating expense ratio as of the most current prospectus is as follows: Class A 1.61%, Class C 2.34%, Class K 2.04%, and Class Y 1.31%. Class A performance quoted “with maximum sales charge” reflects the current maximum sales charge of 4.75%. Please read the prospectus carefully for more information on sales charges as they do not apply in all cases and if applied are reduced for larger purchases. Certain share classes are subject to lower maximum sales charges whether paid at the time of purchase or deferred. The Class C share performance quoted “with sales charge” takes into account the applicable contingent deferred sales charge (up to 1% for class C shares). There are no sales charges for Class K and Class Y shares. Any sales charges are in addition to the Fund’s fees and expenses as detailed in the Fund’s most current prospectus. Fees and expenses are factored into the net asset value of your shares and any performance numbers we release. Total return figures reflect an expense limitation in effect during the periods shown; without such limitation, the performance shown would have been lower. Performance results assume the reinvestment of dividends and capital gains. The return figures shown do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares. Current and month-end performance information, which may be lower or higher than that cited, is available by contacting RS Investments at 1-800-766-FUND and is frequently updated on our Web site: www.RSinvestments.com.

www.RSinvestments.com	25

RS MidCap Opportunities Fund

Co-Portfolio Managers
John Seabern
John Wallace

Investment Style

Large-Cap	Mid-Cap	Small-Cap
Value	Blend	Growth

Fund Philosophy
The RS MidCap Opportunities Fund seeks to achieve long-term capital growth by investing principally in mid-cap companies. Our flexible, bottom-up approach is based on value recognition and trend analysis. We look for well-managed companies with improving fundamentals that may be positioned for growth. Our formula for long-term success also includes a disciplined approach to managing risk: Losses are minimized quickly, and we constantly look for attractive opportunities.

Investment Process
We seek capital appreciation through the active management of growth-oriented companies (those with market capitalizations between $1.5 billion and up to 120% of the largest stock in the Russell Midcap® Index5). We attempt to identify a catalyst that will drive earnings growth (such as new management, new products, and new markets) through the use of quantitative screens and bottom-up fundamental research. This Fund is designed for investors who aim to capture upside performance of the asset class with less volatility than many growth portfolios.

Performance
Stock market volatility continued in the quarter, especially in June, as investors’ hope turned to anxiety. A reac-celerating domestic and world economy has again raised the specter of inflation, and a sagging U.S. housing market is once again fueling fears of a subprime mortgage meltdown. Despite the angst, the second quarter was another strong period for the RS MidCap Opportunities Fund. The Fund (Class A Shares) outperformed its primary benchmark, the Russell Midcap® Growth Index3 by 265 basis points, gaining 9.39% in the second quarter. At the half way point of 2007, the Fund is up 14.26% vs. 10.97% for the index.

Portfolio Review
The portfolio benefited positively from its underweight position in consumer discretionary, which was among the worst performing sectors of the index. Positive stock selection in the sector combined with the underweight to generate approximately 200 basis points of relative outperformance. Our big winner was aQuantive (0.00% of assets as of 06/30/07), which was recently acquired by Microsoft (0.00%) for an 85% premium. We were originally attracted to aQuantive’s online advertising technologies and interactive ad agency in April 2007. At that time we believed the company had the potential to gain share in a rapidly growing online advertising market. When aQuantive’s direct competitors— DoubleClick (0.00%), 24/7 Real Media (0.00%) and Digitas (0.00%) were all acquired at premiums to aQuantive, we felt that the market was overlooking the scarcity value of aQuantive’s business segments and our conviction grew in our upside valuation target.

Offsetting our gains in aQuantive was our exposure to teenage specialty retailers Abercrombie & Fitch (0.00%) and Pacific Sunwear of California (0.00%), both of which detracted from second quarter performance. Abercrombie & Fitch operates more than 900 stores in 49 states and Canada, targeting the 15 to 35 year old demographic through several retail concepts. Pacific Sunwear operates more than 1,100 stores in North America, offering casual wear and accessories to men and women ages 12 to 24. We owned these stocks partly on the belief that they were trading at relatively low valuations vs. their historical averages and believed that they had strong merchandising capabilities. Going into the summer, however, we noticed that shopping mall traffic was deteriorating and promotional activity had accelerated, which would put earnings estimates at risk. With no near-term catalysts to reacceler-ate revenues and earnings, we decided to sell both positions and redeploy the capital into ideas with stronger growth potential.

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Despite the challenges within the health care sector during 2007, we have consciously increased our exposure in select names over the last several quarters. As of the second quarter, the Fund’s weighting is 19.3% versus 11.5% for the index. While the volatility in this sector during the second quarter has returned mixed results year to date, we remain confident in the individual names that we hold in the portfolio.

One of the Fund’s largest health care holdings, MedImmune (0.00%), was acquired by AstraZeneca (0.00%) during the quarter for a significant premium. MedImmune is a biotech company focused on the therapeutic areas of infectious disease, cancer, and inflammatory disease. We made a timely investment in MedImmune after the company reported fourth quarter results that disappointed the street and the stock suffered big losses. We felt that investors were placing too much emphasis on short-term sales trends of its lead product, Synagis, and were completely ignoring the embedded value of the company’s flu vaccine manufacturing assets, cash, venture investments, and late-stage product pipeline. In fact, shortly after we made our initial investment, the company hired Goldman Sachs (0.00%) to explore strategic alternatives, which resulted in the company being acquired for a 70% gain from our cost basis.

A health care stock that performed poorly during the quarter was Psychiatric Solutions (1.10%), which owns and operates psychiatric inpatient hospitals and manages psychiatric units within general acute care hospitals. Although the company has a balanced business model of de novo and acquired growth, a recent facility expansion wasn’t completed on time, which led to lower-than-expected same-facility revenue growth. Despite the near-term weakness, we continue to own shares of Psychiatric Solutions because of what we view as strong macro trends in the behavioral health industry where capacity expansion is limited, pricing power is strong and demand is non-cyclical. We believe that the company has significant operating leverage to its model as it continues to lower operating costs while increasing revenues with new services and programs and with facility expansions in core markets.

Financial services dramatically underperformed the broader market averages during the period. The Fund has been slightly overweighted to the index in this sector during the year but the majority of our investments have been in companies that are not exposed to the yield curve or to deteriorating consumer credit trends. One company in the Fund, however, Alliance Data Systems (0.00%), with its limited exposure to consumer credit through its private-label credit card programs, turned in what we viewed as strong performance during the quarter. Alliance Data Systems was one of the Fund’s best overall performers. We were originally attracted to Alliance because of what we viewed as their unique capabilities to provide private-label credit programs with a tightly integrated processing platform that allows them to offer higher-margin analytics-based marketing programs. The company’s business model was evolving into one with high organic revenue growth, expanding margins, and significant cash flow generation, which is why Blackstone Group (0.00%) made an offer to take the company private.

E*TRADE Financial (1.00%), however, performed poorly during the quarter. E*TRADE provides online brokerage and banking services to retail, corporate, and institutional customers. E*TRADE stock has recently underper-formed due to their loan exposure in the subprime real estate markets, which we estimate at less than 1% of its total loan portfolio. We are closely monitoring the performance of its higher-quality loans for any signs of deterioration which, if detected, would likely cause us to sell our position.

Outlook
There is no change to our economic outlook: U.S. gross domestic product growth should remain positive into 2008. Recent Federal Reserve Board commentary has highlighted inflation risk as a key threat to further tightening monetary policy, which has caused equity valuations to remain historically low relative to bond yields. Strong commodity prices, tight credit spreads, and low real interest rates—all are suggestive of accommodative financial conditions and general

www.RSinvestments.com	27

RS MidCap Opportunities Fund (continued)

liquidity, which we think is a key factor to sustaining the current cyclical bull market. We think the Federal Reserve will not hesitate to lower interest rates if the U.S. economy weakens appreciably.

The Fund’s 2008 forecasted earnings-per-share multiple is approximately 18 times, slightly higher than the benchmark. Our forecasted earnings-per-share growth is approximately 25%. At these valuation levels, we believe that the Fund’s risk/reward ratio remains compelling. We know that we are in the latter innings of both the market and economic cycles and will not be afraid to adjust the portfolio if we are wrong on our soft-landing thesis or if earnings momentum decelerates.

We remain focused on our bottom-up process and continue to seek companies that can grow earnings above market trend in a slowing environment. As fellow shareholders, we remain focused and committed to our investment goal: long-term growth of capital. We appreciate your continued confidence and support.

Sincerely,

John Wallace	John Seabern
Co-Portfolio Manager	Co-Portfolio Manger

Investing in mid-size companies can involve risks such as having less publicly available information, higher volatility, and less liquidity than in the case of larger companies. Overweighting investments in certain sectors or industries increases the risk of loss due to general declines in the prices of stocks in those sectors or industries. Investments in technology companies may be highly volatile.

Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary.

Except as otherwise specifically stated, all information and portfolio manager commentary, including portfolio security positions, is as of June 30, 2007.

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Assets Under Management: $298,020,133	Data as of June 30, 2007

Sector Allocation[1]

Top Ten Holdings[2]

Company	Percentage of Total Net Assets

Quanex Corp.	1.63%

AerCap Holdings N.V.	1.61%

Clearwire Corp.	1.54%

Foundry Networks, Inc.	1.51%

Pharmaceutical Product Development, Inc.	1.49%

Chicago Bridge & Iron Co. N.V.	1.42%

Apollo Group, Inc.	1.37%

Cephalon, Inc.	1.36%

Autodesk, Inc.	1.34%

ValueClick, Inc.	1.33%

Total	14.60%

1

The Fund’s holdings are allocated to each sector based on their Russell classification. If a holding is not classified by Russell, it is assigned a Russell designation by RS Investments. Cash includes short-term investments and net other assets and liabilities.

2	Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities.
3

The Russell Midcap® Growth Index is an unmanaged market-capitalization-weighted index that measures the performance of those companies in the Russell Midcap® Index with higher price-to-book ratios and higher forecasted growth values. (The Russell Midcap® Index measures the performance of the 800 smallest companies in the Russell 1000® Index, which consists of the 1,000 largest U.S. companies based on total market capitalization.) Index results assume the reinvestment of dividends paid on the stocks constituting the index. You may not invest in the index, and, unlike the Fund, the index does not incur fees and expenses.

www.RSinvestments.com	29

RS MidCap Opportunities Fund (continued)

Performance Update Average Annual Total Returns as of 06/30/07

	Inception Date	Year-to-Date	1 Year	3 Years	5 Years	10 Years	Since Inception

Class A Shares	07/12/95
without sales charge		14.26%	19.23%	13.66%	15.51%	10.24%	12.35%
with maximum sales charge		8.80%	13.54%	11.82%	14.41%	9.71%	11.90%

Class C Shares†	05/21/07
without sales charge		—	—	—	—	—	0.19%
with sales charge		—	—	—	—	—	-0.81%

Class K Shares†	12/04/06
without sales charge		14.05%	—	—	—	—	10.26%

Class Y Shares†	05/01/07
without sales charge		—	—	—	—	—	4.86%

Russell Midcap® Growth Index[3]		10.97%	19.73%	14.48%	15.45%	8.66%	10.18%
						Since Class A shares inception

S&P 500® Index[4]		6.96%	20.59%	11.67%	10.71%	7.13%	10.42%
						Since Class A shares inception

4

The S&P 500® Index is an unmanaged market-capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Index results assume the reinvestment of dividends paid on the stocks constituting the index. You may not invest in the index, and, unlike the Fund, the index does not incur fees and expenses.

5

The Russell Midcap® Index measures the performance of the 800 smallest companies in the Russell 1000® Index, which represent approximately 25% of the total market capitalization of the Russell 1000 Index. You may not invest in the index, and, unlike the Fund, the index does not incur fees or expenses.

†

RS MidCap Opportunities Fund Class C, K, and Y shares (Inception dates are: 05/21/07, 12/04/06, and 05/01/07, respectively), “since inception” returns are not annualized and represent cumulative total returns.

Results of a Hypothetical $10,000 Investment If invested on 06/30/97
The chart above shows the performance of a hypothetical $10,000 investment made in Class A shares of RS MidCap Opportunities Fund and in the Russell Midcap® Growth Index. The starting point of $9,525 for Class A shares reflects the current maximum sales charge of 4.75%. Hypothetical $10,000 investments made upon the commencement of offering Class C shares (05/21/07),Class K shares (12/04/06), and Class Y shares (05/01/07) would have the following values as of June 30, 2007: $9,919 (Class C), $11,026 (Class K), and $10,486 (Class Y). While Class C shares and Class K shares have a higher starting value than Class A shares because they do not impose a sales charge on purchase, they have higher annual expenses and therefore day to day performance is lower than that of Class A shares.

Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. Please keep in mind that any high double-digit returns are highly unusual and cannot be sustained. The Fund’s total gross annual operating expense ratio as of the most current prospectus is as follows: Class A 1.33%, Class C 2.12%, Class K 1.82%, and Class Y 1.09%. Class A performance quoted “with maximum sales charge” reflects the current maximum sales charge of 4.75%. Please read the prospectus carefully for more information on sales charges as they do not apply in all cases and if applied are reduced for larger purchases. Certain share classes are subject to lower maximum sales charges whether paid at the time of purchase or deferred. The Class C share performance quoted “with sales charge” takes into account the applicable contingent deferred sales charge (up to 1% for class C shares). There are no sales charges for Class K and Class Y shares. Any sales charges are in addition to the Fund’s fees and expenses as detailed in the Fund’s most current prospectus. Fees and expenses are factored into the net asset value of your shares and any performance numbers we release. Total return figures reflect an expense limitation in effect during the periods shown; without such limitation, the performance shown would have been lower. Performance results assume the reinvestment of dividends and capital gains. The return figures shown do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares. Current and month-end performance information, which may be lower or higher than that cited, is available by contacting RS Investments at 1-800-766-FUND and is frequently updated on our Web site: www.RSinvestments.com.

30	Call 1.800.766.FUND

RS Select Growth Fund

Co-Portfolio Managers
Steve Bishop, Jim Callinan,
Melissa Chadwick-Dunn,
Allison Thacker, and Scott Tracy

Investment Style
Fund Philosopy
The RS Select Growth Fund seeks long-term capital appreciation by typically investing in a portfolio of small capitalization growth-oriented companies. The Fund is actively managed and fundamental research drives stock selection. The Fund seeks to invest in companies with sustainable revenue growth, high margins, strong management and a long-term competitive advantage. Companies in which the Fund invests typically demonstrate “anchor points”, which are long-term operating and financial targets.

Investment Process
The RS Select Growth Fund seeks long-term capital appreciation by typically focusing its holdings on a limited number of small capitalization growth-oriented companies with demonstrated strong business models and financial metrics. We seek growth companies with sustainable revenues, high-margins and strong return on equity. Given our criteria, we typically hold 40-60 stocks in the Fund and seek a multi-year ownership horizon for each stock. We strive to minimize risk by monitoring companies’ progress towards anchor points, valuation and position size.

Performance
The RS Select Growth Fund (Class A Shares) gained 8.58% in the second quarter, outpacing the Russell 2000® Growth Index3, which returned 6.69%. Year-to-date, the Fund outperformed the benchmark with 10.69% vs. 9.33%. The new portfolio management team (effective May 1, 2007) transitioned the Fund during the second quarter, and as the Fund holdings shifted, there were some changes to sector weightings. Most notably, our technology weighting rose as more cyclical sectors fell.

Portfolio Review
As this team is new to the RS Select Growth Fund, it might serve us well to discuss briefly what we are trying to accomplish. Our strategy is to identify those companies that have superior financial characteristics, primarily defined as sustainable revenue growth, high margins, and strong return on equity. These high margins confirm the degree of competitive advantage which we seek to identify. We also must be able to quantitatively evaluate future goals and opportunities, which management states as an objective. These two steps form the basis of our current expectation that the Fund will normally hold 40-60 stocks.

Because the Fund currently holds about 50 equities, individual positions have more impact on the absolute and relative returns in any measurement period. From the time of transition in the first week of May, stock selection provided 10 times the benefit to relative performance than sector weighting (2.55% from stock selection vs. 0.21% from allocation). The Fund also benefited from a few exceptional situations, as the merger-and-acquisitions market is extremely strong. aQuantive (0.00% of assets as of 06/30/07), sold out to Microsoft (0.00%) for an 85% premium price.

aQuantive provides online advertising server software, which is central to the spending of Internet advertising firms. Oakley (0.00%), a sunglass and apparel manufacturer, sold itself to Luxottica (0.00%), a competitor in the eyeglass field. These acquisitions offset poor performance in Scientific Games (2.35%), a lottery platform provider whose decelerating sales and earnings growth caused it to lag more cyclical earnings stocks. Since early May consumer holdings have accounted for more than half of the Fund’s relative performance.

Financial services also contributed positively throughout the second quarter. Portfolio Recovery Associates (2.89%), a consumer bad-debt investor and collector, rose dramatically as the company exceeded Wall Street’s first quarter estimates and announced stock repurchases and special dividends, which “squeezed” the very large short position. Non-bank financials, such as electronic brokers, collection agencies, Internet payment systems, and an investment management acquirer, form the basis of our weighting in the financial services sector. Our newest position here is CyberSource

www.RSinvestments.com	31

RS Select Growth Fund (continued)

(2.27%), which was added late in the quarter and hurt our performance slightly.

Our worst-performing sector during the quarter was transportation. We lost money in Alaska Air Group (0.00%) and Allegiant Travel (2.07%), both regional airlines, which were hard hit by rising energy costs. Allegiant is a recent IPO that provides recurring flights from smaller cities directly to popular seasonal destinations such as Florida and Arizona. Allegiant is a company where we used a price correction to build our position. We believe, however, our stance is underweighted in this sector because we rarely see companies that meet our criteria.

We appreciate your support during this transition. We believe the Fund holds solid growth companies with superior financial characteristics. We believe that a concentrated growth fund is unique in the marketplace and attractive during a time when new venture-backed equity issuance is at a low.

Sincerely,

Jim Callinan	Steve Bishop
Co-Portfolio Manager	Co-Portfolio Manager

Melissa Chadwick-Dunn
Co-Portfolio Manager

Allison Thacker	Scott Tracy
Co-Portfolio Manager	Co-Portfolio Manager

Investing in smaller companies can involve risks such as having less publicly available information, higher volatility, and less liquidity than in the case of larger companies. Overweighting investments in certain sectors or industries increases the risk of loss due to general declines in the prices of stocks in those sectors or industries. Investments in technology companies may be highly volatile. Investing in a more limited number of issuers and sectors can be subject to greater market fluctuation.

Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary.

Except as otherwise specifically stated, all information and portfolio manager commentary, including portfolio security positions, is as of June 30, 2007.

32	Call 1.800.766.FUND

Assets Under Management: $164,771,498	Data as of June 30, 2007

Sector Allocation[1]

Top Ten Holdings[2]

Company	Percentage of Total Net Assets

Healthways, Inc.	3.52%

O2Micro International Ltd.	3.21%

Portfolio Recovery Associates, Inc.	2.89%

Iconix Brand Group, Inc.	2.84%

Superior Energy Services, Inc.	2.74%

FTI Consulting, Inc.	2.71%

Kyphon, Inc.	2.63%

Informatica Corp.	2.58%

Digital River, Inc.	2.57%

Dril-Quip, Inc.	2.56%

Total	28.25%

1

The Fund’s holdings are allocated to each sector based on their Russell classification. If a holding is not classified by Russell, it is assigned a Russell designation by RS Investments. Cash includes short-term investments and net other assets and liabilities.

2	Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities.
3

The Russell 2000® Growth Index is an unmanaged market-capitalization-weighted index that measures the performance of those companies in the Russell 2000® Index with higher price-to-book ratios and higher forecasted growth values. (The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index, which consists of the 3,000 largest U.S. companies based on total market capitalization.) Index results assume the reinvestment of dividends paid on the stocks constituting the index. You may not invest in the index, and, unlike the Fund, the index does not incur fees and expenses.

www.RSinvestments.com	33

RS Select Growth Fund (continued)

Performance Update Average Annual Total Returns as of 06/30/07

	Inception						Since
	Date	Year-to-Date	1 Year	3 Years	5 Years	10 Years	Inception

Class A Shares	08/01/96
without sales charge		10.69%	19.03%	6.37%	9.24%	11.62%	13.54%
with maximum sales charge		5.45%	13.37%	4.66%	8.18%	11.08%	13.03%

Class K Shares†	02/12/07
without sales charge		—	—	—	—	—	7.71%

Russell 2000® Growth Index[3]		9.33%	16.83%	11.76%	13.08%	5.28%	6.39%

S&P 500® Index [4]		6.96%	20.59%	11.67%	10.71%	7.13%	9.75%
						Since Class A
						shares inception

4

The S&P 500® Index is an unmanaged market-capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Index results assume the reinvestment of dividends paid on the stocks constituting the index. You may not invest in the index, and, unlike the Fund, the index does not incur fees and expenses.

†	RS Select Growth Fund Class K shares (Inception date: 02/12/07), “since inception” returns are not annualized and represent cumulative total returns.

Results of a Hypothetical $10,000 Investment If invested on 06/30/97
The chart above shows the performance of a hypothetical $10,000 investment made in Class A shares of RS Select Growth Fund and in the Russell 2000® Growth Index. The starting point of $9,525 for Class A shares reflects the current maximum sales charge of 4.75%. A hypothetical $10,000 investment made upon the commencement of offering Class K shares (02/12/07) would have the following value as of June 30, 2007: $10,771. While Class K shares have a higher starting value than Class A shares because they do not impose a sales charge on purchase, they have higher annual expenses and therefore day to day performance is lower than that of Class A shares.

Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. Please keep in mind that any high double-digit returns are highly unusual and cannot be sustained. The Fund’s total gross annual operating expense ratio as of the most current prospectus is as follows: Class A 1.62%, Class K 2.03%. Class A performance quoted “with maximum sales charge” reflects the current maximum sales charge of 4.75%. Please read the prospectus carefully for more information on sales charges as they do not apply in all cases and if applied are reduced for larger purchases. There is no sales charge for Class K shares. Any sales charges are in addition to the Fund’s fees and expenses as detailed in the Fund’s most current prospectus. Fees and expenses are factored into the net asset value of your shares and any performance numbers we release. Total return figures reflect an expense limitation in effect during the periods shown; without such limitation, the performance shown would have been lower. Performance results assume the reinvestment of dividends and capital gains. The return figures shown do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares. Current and month-end performance information, which may be lower or higher than that cited, is available by contacting RS Investments at 1-800-766-FUND and is frequently updated on our Web site: www.RSinvestments.com.

34	Call 1.800.766.FUND

RS Smaller Company Growth Fund

Co-Portfolio Managers
Scott Tracy
Bill Wolfenden

Investment Style

Large-Cap	Mid-Cap	Small-Cap

Value	Blend	Growth

Fund Philosophy

The RS Smaller Company Growth Fund invests principally in smaller growth companies. We seek smaller companies that we believe have the potential for long-term capital appreciation based on superior or niche products or services, operating characteristics, management, or other factors. The Fund may at times invest a substantial portion of its assets in technology companies.

Investment Process

Our objective is long-term capital appreciation. We seek to identify small, rapidly growing companies with sustainable revenue and/or strong earnings growth that we believe have the potential to become leaders in emerging industries. We generate ideas for the portfolio using a hands-on, bottom-up research approach. We look for small, rapidly growing companies companies with market capitalizations up to that of the largest company included in the Russell 2000® Index on the last day of the most recent quarter (currently, approximately $3.3 billion, based on the size of the largest company on June 30, 2007). Next, we conduct fundamental business analysis, focusing on a company’s earnings, operating and pretax margins, return on equity, balance sheets, accounting, and management. Management interviews are considered a critical part of our decision-making process. We believe that a small company’s success depends largely on its management’s ability to execute a logical business plan and to remain responsive to changing business fundamentals. Only after a stock passes our criteria will we consider it for purchase. We add positions to the portfolio methodically, on a stock-by-stock basis.

Additionally, we develop a trading strategy for a new stock, weighing its valuation, trading pattern, and general market conditions. We monitor individual holdings, using a proprietary valuation model and follow the portfolio positions closely, keeping an ongoing dialogue with company management.

Performance

Small-cap growth stocks enjoyed continued strong performance in the second quarter of 2007, and the RS Smaller Company Growth Fund (Class A Shares) outperformed the Russell 2000® Growth Index[3] in the quarter, returning 7.82% vs. 6.69% for the benchmark. The stock market continued its upward march during the second quarter, fueled in part by surprisingly resilient consumer spending, stabilization in manufacturing, and continued low levels of overall interest rates. We believe robust global mergers-and-acquisition activity and record levels of corporate buybacks have also created strong underpinnings for stock valuations; and so far this year, stocks have been supported by strong corporate earnings.

On a year-to-date basis, the Fund has narrowed the gap with the benchmark and trails slightly, returning 9.15% vs. 9.33% for the Russell 2000® Growth Index. We are optimistic about the balance of the year and feel that the portfolio is well positioned.

We are pleased to announce that Chris Clark joined the RS Growth team as an analyst covering pharmaceuticals and medical devices. Prior to joining the firm, Mr. Clark was a research associate at TIAA-CREF where he focused on the health care sector. Mr. Clark holds a B.A. in economics from the University of Virginia and is a Chartered Financial Analyst. We are glad to have Mr. Clark as a member of the Growth team and expect him to make an immediate impact in his coverage universe.

The consumer sector was our best-performing sector for the second quarter, and we benefited from good stock selection coupled with a sizable overweighted allocation at 27% vs. 22% for the benchmark. While the portfolio was overweighted in consumer related companies, good stock selection was the primary source of the Fund’s outperformance relative to the index. Our positions significantly outperformed the benchmark at 13.16% vs. 6.93% for the benchmark, winners outpaced losers, and came from a broad range of industries. We enjoyed an impressive showing from Crocs (0.51% of assets as of

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RS Smaller Company Growth Fund (continued)

06/30/07), a leading maker of branded footwear and apparel. Crocs stock was up over 82% in the second quarter period and was our biggest winner in the consumer area. Crocs showed very strong first quarter results and raised its outlook for the balance of 2007. We have reduced our position size after the strong run in the stock, but remain optimistic. Apart from the excitement surrounding its brand initiatives domestically, Crocs has also made broad strides on opening new channels of distribution internationally, where we think the brand may have mass appeal. We think the company’s low relative market share in the massive footwear category also provides potential fuel for further upside.

Another idea that contributed significantly was long-time favorite NutriSystem (1.80%), which had a stellar second quarter performance, with the stock rising 33% in the period. We have owned the stock since Spring 2006 because we were attracted to the business model of its weight loss management programs. The company has grown revenue and earnings over 100% in the trailing 12 months. Stock performance has been strong, but tempered by periods of volatility. We used a first quarter pullback in the stock to add to our position in March. This conviction served us well as NutriSystem stock moved up sharply during the quarter on favorable operating results.

The most meaningful loser during the quarter was Cache (0.00%) (down 25%), a high-end retailer of women’s casual and formal apparel. We had hoped for a second quarter recovery in the stock after a poor showing in the first quarter; when fundamentals deteriorated, however, we exited the position.

The technology sector continued to perform well and again was a source of positive returns during the second quarter due to good stock picking. Technology related businesses constituted 15% of the portfolio compared to almost 17.5% in the benchmark. Our technology companies produced a return of 14.96% vs. an average return of 7.77% for the benchmark. Cbeyond (1.68%), a provider of telecommunications services for small businesses, led the outperformance with a 31% gain in the second quarter. Long-time core holding J2 Global Communications (2.00%) also contributed significant outperformance with a 26% gain.

These two winners, along with Concur Technologies (1.40%), which was also a solid performer in the quarter, share a common theme across much of our technology holdings. We are increasingly focused on companies in which profit growth comes from reoccurring revenue sources. We sense that many investors are willing to pay a premium multiple for the greater earnings growth dependability of these companies.

Strong returns in financial services added meaningfully to portfolio returns during the quarter. While uncertainty over moves in interest rates and caution around subprime lending dampened returns in the index, we rode strong returns from a diverse number of companies in the financial sector. Our best contributor to Fund performance both in the second quarter and year to date was AmTrust Financial Services (0.87%), a specialty insurance company focused on small businesses. AmTrust was relatively undiscovered (covered by one Wall Street firm) when we started buying the stock, and its stellar financial performance quickly attracted a broader ownership, driving the stock up 78% during the second quarter. We have taken gains in the stock, but retain a position.

Another positive development was the sharp second quarter rally in Portfolio Recovery Associates (1.47%), a company we have owned since 2005 that has contributed to positive returns during the period. After treading water for the entirety of 2006 and the better part of the first quarter, Portfolio Recovery realized some of the value we had hoped for in the investment. After posting solid fundamentals for five straight quarters and seeing its stock mark time, Portfolio Recovery’s management decided that the stock was undervalued and proceeded with a three-pronged capital deployment strategy: a stock buyback of 1 million shares, a special dividend, and, most important, a releveraging of the balance sheet to purchase more charged-off receivables, which is their core competency. Investors were buoyed by these actions, and the stock streaked to a 37% gain for the quarter.

Another winner was our core holding International Securities Exchange (0.00%), which was acquired during the period at a 45% premium by the Deutsche Börse Group (0.00%) in an all cash-offer. The premium exceeded our price targets, so we exited the stock on announcement of the deal.

36	Call 1.800.766.FUND

Producer durables remains an area of focus for the Fund and we were benchmark weighted at roughly 9% during the quarter. Our stock picking here was solid, with our producer durables picks registering a 16.78% gain vs. 11.84% for the benchmark. We were able to deliver significant relative outperformance through several major bets on the aerospace segment. B/E Aerospace (1.33%) continues its impressive run, building on a strong first quarter performance. The company continues to enjoy improved operating leverage in its business and a swelling order backlog, and we believe the backdrop for this sector looks promising through 2012.

The health care sector, at approximately 19% of portfolio assets (about market weighted), was our primary source of underperformance during the quarter. The biggest detractor in health care this period was Five Star Quality Care (0.00%), a nursing-home and assisted-living provider. We believe the current real estate malaise adversely affected the ability of the company to drive new enrollments into Five Star’s facilities due to the need for elderly entrants to sell their homes prior to enrollment. Our original premise was that Five Star would be an attractive company that was largely impervious to economic cycles. With the real estate risk hurting results in the short and intermediate term, we have exited the stock with a significant loss in the period. Cutera (0.00%), an aesthetic laser company and a solid contributor to past returns, also hurt us in the second quarter after a 31% stock price decline. Although we had trimmed our holdings as the stock ran-up during the first quarter, Cutera failed to meet expectations and the stock declined sharply. We closed out the position in April and moved on.

We did have some victories in the health care segment, such as NuVasive (1.25%), which rose 14% during the period. NuVasive has a compelling razor/razorblade model in the spine disorder segment. Spectranetics (1.64%), a long-time core holding, is a medical device provider with a leading laser technology for use in femoral and cardiovascular artery applications. The company’s shares performed solidly in the most recent quarter as investors were heartened by approval from the Food and Drug Administration.

Outlook
Despite recent market volatility, we remain optimistic about the prospects of our current investments and the construction of the portfolio, and we continue to try to improve our investment process. While we are dissatisfied with our in-line performance on a year-to-date basis, we are encouraged by the progress in the second quarter and look forward to the balance of 2007. We are proud of the Fund’s long–term record, and as fellow shareholders we thank you for your continued confidence and support.

Sincerely,

Bill Wolfenden	Scott Tracy
Co-Portfolio Manager	Co-Portfolio Manager

Investing in smaller companies can involve risks such as having less publicly available information, higher volatility, and less liquidity than in the case of larger companies. Overweighting investments in certain sectors or industries increases the risk of loss due to general declines in the prices of stocks in those sectors or industries. Investments in technology companies may be highly volatile.

Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary.

Except as otherwise specifically stated, all information and portfolio manager commentary, including portfolio security positions, is as of June 30, 2007.

www.RSinvestments.com	37

RS Smaller Company Growth Fund (continued)

Assets Under Management: $305,286,133	Data as of June 30, 2007

Sector Allocation[1]

Top Ten Holdings[2]

Company	Percentage of Total Net Assets

Scientific Games Corp.	2.13%

j2 Global Communications, Inc.	2.00%

HEICO Corp.	1.81%

NutriSystem, Inc.	1.80%

Security Capital Assurance Ltd.	1.78%

Cybersource Corp.	1.71%

Cbeyond, Inc.	1.68%

Micrus Endovascular Corp.	1.67%

The Spectranetics Corp.	1.64%

Advent Software, Inc.	1.57%

Total	17.79%

1

The Fund’s holdings are allocated to each sector based on their Russell classification. If a holding is not classified by Russell, it is assigned a Russell designation by RS Investments. Cash includes short-term investments and net other assets and liabilities.

2	Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities.
3

The Russell 2000® Growth Index is an unmanaged market-capitalization-weighted index that measures the performance of those companies in the Russell 2000® Index with higher price-to-book ratios and higher forecasted growth values. (The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index, which consists of the 3,000 largest U.S. companies based on total market capitalization.) Index results assume the reinvestment of dividends paid on the stocks constituting the index. You may not invest in the index, and, unlike the Fund, the index does not incur fees and expenses.

38	Call 1.800.766.FUND

Performance Update Average Annual Total Returns as of 06/30/07

	Inception						Since
	Date	Year-to-Date	1 Year	3 Years	5 Years	10 Years	Inception

Class A Shares	08/15/96
without sales charge		9.15%	13.07%	10.42%	11.91%	10.73%	12.16%
with maximum sales charge		3.97%	7.71%	8.64%	10.83%	10.19%	11.66%

Class K Shares†	03/02/07
without sales charge		—	—	—	—	—	9.94%

Class Y Shares†	05/01/07
without sales charge		—	—	—	—	—	4.63%

Russell 2000® Growth Index[3]		9.33%	16.83%	11.76%	13.08%	5.28%	6.10%
					Since Class A
					shares inception

S&P 500® Index[4]		6.96%	20.59%	11.67%	10.71%	7.13%	9.59%
					Since Class A
					shares inception

4

The S&P 500® Index is an unmanaged market-capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Index results assume the reinvestment of dividends paid on the stocks constituting the index. You may not invest in the index, and, unlike the Fund, the index does not incur fees and expenses.

†	RS Smaller Company Growth Fund Class K and Y shares (Inception dates are: 03/02/07 and 05/01/07, respectively) “since inception” returns are not annualized and represent cumulative total returns.

Results of a Hypothetical $10,000 Investment If invested on 06/30/97

The chart above shows the performance of a hypothetical $10,000 investment made in Class A shares of RS Smaller Company Growth Fund and in the Russell 2000® Growth Index. The starting point of $9,525 for Class A shares reflects the current maximum sales charge of 4.75%. Hypothetical $10,000 investments made upon the commencement of offering Class K shares (03/02/07) and Class Y shares (05/01/07) would have the following values as of June 30, 2007: $10,994 (Class K) and $10,463 (Class Y). While Class K shares have a higher starting value than Class A shares because they do not impose a sales charge on purchase, they have higher annual expenses and therefore day to day performance is lower than that of Class A shares.

Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. Please keep in mind that any high double-digit returns are highly unusual and cannot be sustained. The Fund’s total gross annual operating expense ratio as of the most current prospectus is as follows: Class A 1.51%, Class K 2.01% and Class Y 1.28%. Class A performance quoted “with maximum sales charge” reflects the current maximum sales charge of 4.75%. Please read the prospectus carefully for more information on sales charges as they do not apply in all cases and if applied are reduced for larger purchases. There are no sales charges for Class K and Class Y shares. Any sales charges are in addition to the Fund’s fees and expenses as detailed in the Fund’s most current prospectus. Fees and expenses are factored into the net asset value of your shares and any performance numbers we release. Total return figures reflect an expense limitation in effect during the periods shown; without such limitation, the performance shown would have been lower. Performance results assume the reinvestment of dividends and capital gains. The return figures shown do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares. Current and month-end performance information, which may be lower or higher than that cited, is available by contacting RS Investments at 1-800-766-FUND and is frequently updated on our Web site: www.RSinvestments.com.

www.RSinvestments.com	39

Understanding Your Fund’s Expenses (unaudited)

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including as applicable, sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees and exchange fees; and (2) ongoing costs, including investment advisory fees, distribution (12b-1) fees, and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated. The table below shows the Funds’ expenses in two ways:

Expenses based on actual return This section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” for your Fund to estimate the expenses you paid on your account during this period. A maintenance fee of $12.00 that is charged once a year may apply for IRAs. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Expenses based on hypothetical 5% return for comparison purposes This section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds with the costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A maintenance fee of $12.00 that is charged once a year may apply for IRAs. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or exchange fees. Therefore the second section is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher.

			Beginning Account Value 01/01/07	Ending Account Value 06/30/07	Expenses Paid During Period* 01/01/07-06/30/07	Expense Ratio During Period* 01/01/07-06/30/07

Based on Actual Return

RS Emerging Growth Fund	Class A		$1,000.00	$1,126.80	$8.11	1.54%
	Class K	(a)	$1,000.00	$1,128.90	$8.84	1.91%
	Class Y	(b)	$1,000.00	$1,069.10	$2.15	1.26%

RS Growth Fund	Class A		$1,000.00	$1,091.10	$7.04	1.36%
	Class C	(c)	$1,000.00	$1,000.00	$—	—%
	Class K		$1,000.00	$1,089.80	$8.10	1.78%
	Class Y	(b)	$1,000.00	$1,053.80	$1.84	1.09%

The Information Age Fund®	Class A		$1,000.00	$1,137.30	$8.65	1.63%
	Class C	(d)	$1,000.00	$1,066.20	$3.91	2.34%
	Class K	(e)	$1,000.00	$1,157.20	$9.41	1.97%
	Class Y	(b)	$1,000.00	$1,076.20	$2.27	1.33%

RS MidCap Opportunities Fund	Class A		$1,000.00	$1,142.60	$6.94	1.31%
	Class C	(f)	$1,000.00	$1,001.90	$2.23	2.03%
	Class K		$1,000.00	$1,140.50	$9.30	1.75%
	Class Y	(b)	$1,000.00	$1,048.60	$1.82	1.08%

RS Select Growth Fund	Class A		$1,000.00	$1,106.90	$8.84	1.69%
	Class K	(g)	$1,000.00	$1,077.10	$7.79	1.98%

RS Smaller Company	Class A		$1,000.00	$1,091.50	$7.81	1.51%
Growth Fund	Class K	(h)	$1,000.00	$1,099.40	$6.53	1.89%
	Class Y	(b)	$1,000.00	$1,046.30	$2.19	1.30%

40	Call 1.800.766.FUND

			Beginning Account Value 01/01/07	Ending Account Value 06/30/07	Expenses Paid During Period* 01/01/07-06/30/07	Expense Ratio During Period* 01/01/07-06/30/07

Based on Hypothetical (5% Return Before Expenses)

RS Emerging Growth Fund	Class A		$1,000.00	$1,017.17	$7.69	1.54%
	Class K	(a)	$1,000.00	$1,013.47	$8.36	1.91%
	Class Y	(b)	$1,000.00	$1,006.14	$2.08	1.26%

RS Growth Fund	Class A		$1,000.00	$1,018.07	$6.79	1.36%
	Class C	(c)	$1,000.00	$1,000.00	$—	—%
	Class K		$1,000.00	$1,015.97	$8.90	1.78%
	Class Y	(b)	$1,000.00	$1,006.42	$1.80	1.09%

The Information Age Fund®	Class A		$1,000.00	$1,016.70	$8.17	1.63%
	Class C	(d)	$1,000.00	$1,004.30	$3.79	2.34%
	Class K	(e)	$1,000.00	$1,013.47	$8.79	1.97%
	Class Y	(b)	$1,000.00	$1,006.03	$2.20	1.33%

RS MidCap Opportunities Fund	Class A		$1,000.00	$1,018.32	$6.54	1.31%
	Class C	(f)	$1,000.00	$1,003.12	$2.23	2.03%
	Class K		$1,000.00	$1,016.11	$8.76	1.75%
	Class Y	(b)	$1,000.00	$1,006.44	$1.78	1.08%

RS Select Growth Fund	Class A		$1,000.00	$1,016.40	$8.46	1.69%
	Class K	(g)	$1,000.00	$1,011.40	$7.55	1.98%

RS Smaller Company Growth Fund	Class A		$1,000.00	$1,017.33	$7.53	1.51%
	Class K	(h)	$1,000.00	$1,010.22	$6.25	1.89%
	Class Y	(b)	$1,000.00	$1,006.08	$2.14	1.30%

*	Expenses are equal to the Portfolio’s annualized expense ratio multiplied by the average value over the period, multiplied by 181/365 (to reflect one-half year period).
(a)	Commencement of operations was 01/23/07.
(b)	Commencement of operations was 05/02/07.
(c)	Commencement of operations was 06/29/07.
(d)	Commencement of operations was 05/03/07.
(e)	Commencement of operations was 01/20/07.
(f)	Commencement of operations was 05/22/07.
(g)	Commencement of operations was 02/13/07.
(h)	Commencement of operations was 03/03/07.

www.RSinvestments.com	41

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42	Call 1.800.766.FUND

Financial Information

Six-Month Period Ended June 30, 2007

Schedule of Investments – RS Emerging Growth Fund

June 30, 2007 (unaudited)	Shares	Value

Common Stocks – 98.7%
Advertising Agencies – 1.1%
ValueClick, Inc.(1)	236,450	$6,965,817
		6,965,817
Aerospace – 2.4%
HEICO Corp.	231,470	9,740,258
Ladish Co., Inc.(1)	131,342	5,647,706
		15,387,964
Air Transport – 1.5%
Allegiant Travel Co.(1)	303,440	9,327,746
		9,327,746
Biotechnology Research & Production – 1.4%
Integra LifeSciences Holdings(1)	81,150	4,010,433
Keryx Biopharmaceuticals, Inc.(1)	500,500	4,889,885
		8,900,318
Casinos & Gambling – 1.4%
Pinnacle Entertainment, Inc.(1)	204,050	5,744,007
Scientific Games Corp., Class A(1)	91,130	3,184,994
		8,929,001
Communications Technology – 7.0%
Atheros Communications(1)	280,780	8,659,255
Cbeyond, Inc.(1)	243,260	9,367,943
Foundry Networks, Inc.(1)	407,040	6,781,286
j2 Global Communications, Inc.(1)	375,030	13,088,547
NETGEAR, Inc.(1)	186,570	6,763,163
		44,660,194
Computer Services, Software & Systems – 13.3%
Ariba, Inc.(1)	465,970	4,617,763
Concur Technologies, Inc.(1)	72,423	1,654,865
DealerTrack Holdings, Inc.(1)	277,208	10,212,343
Digital River, Inc.(1)	189,770	8,587,092
Equinix, Inc.(1)	92,580	8,468,293
Informatica Corp.(1)	581,290	8,585,653
Nuance Communications, Inc.(1)	574,500	9,611,385
Omniture, Inc.(1)	141,690	3,247,535
Sigma Designs, Inc.(1)	244,160	6,370,134
SPSS, Inc.(1)	148,600	6,559,204
Systems Xcellence, Inc.(1)	317,780	9,142,531
TechTarget(1)	56,740	729,109
The TriZetto Group, Inc.(1)	353,200	6,837,952
		84,623,859
Computer Technology – 2.3%
Limelight Networks, Inc.(1)	126,670	2,505,532
Synaptics, Inc.(1)	338,910	12,129,589
		14,635,121
Consumer Electronics – 2.0%
The9 Ltd., ADR(1),(2)	129,410	5,986,506
THQ, Inc.(1)	219,690	6,704,939
		12,691,445
Cosmetics – 1.2%
Bare Escentuals, Inc.(1)	223,230	7,623,304
		7,623,304
Diversified Financial Services – 0.4%
FBR Capital Markets Corp.(1)	125,150	2,115,035
JMP Group, Inc.(1)	22,730	237,529
		2,352,564

June 30, 2007 (unaudited)	Shares	Value

Drugs & Pharmaceuticals – 0.8%
Medicis Pharmaceutical Corp., Class A	159,850	$4,881,819
		4,881,819
Education Services – 0.7%
DeVry, Inc.	134,000	4,558,680
		4,558,680
Electronics – 0.7%
Daktronics, Inc.	195,170	4,192,252
		4,192,252
Electronics - Medical Systems – 3.3%
Hologic, Inc.(1)	156,420	8,651,590
Illumina, Inc.(1)	295,910	12,010,987
		20,662,577
Electronics - Semiconductors & Components – 6.6%
FormFactor, Inc.(1)	158,080	6,054,464
Hittite Microwave Corp.(1)	58,260	2,489,450
Netlogic Microsystems, Inc.(1)	277,140	8,824,137
O2Micro International Ltd., ADR(1),(2)	1,036,350	11,477,576
PLX Technology, Inc.(1)	412,380	4,602,161
Silicon Motion Technology Corp., ADR(1),(2)	294,920	7,322,864
Techwell, Inc.(1)	99,856	1,308,114
		42,078,766
Energy - Miscellaneous – 1.4%
Aegean Marine
Petroleum Network, Inc.	255,330	4,856,377
TETRA Technologies, Inc.(1)	147,270	4,153,014
		9,009,391
Financial - Miscellaneous – 3.1%
First Cash Financial Services, Inc.(1)	66,870	1,567,433
Portfolio Recovery Associates, Inc.	233,540	14,017,071
Sotheby’s	87,310	4,018,006
		19,602,510
Financial Data Processing Services & Systems – 2.2%
Cybersource Corp.(1)	593,612	7,158,961
Heartland Payment Systems, Inc.	223,760	6,562,881
		13,721,842
Financial Information Services – 0.7%
FactSet Research Systems, Inc.	65,290	4,462,571
		4,462,571
Health Care Facilities – 2.1%
ICON PLC, ADR(1),(2)	118,825	5,197,406
Psychiatric Solutions, Inc.(1)	134,370	4,872,256
Sunrise Senior Living, Inc.(1)	83,070	3,321,969
		13,391,631
Health Care Management Services – 3.7%
Allscripts Healthcare
Solutions, Inc.(1)	256,500	6,535,620
HMS Holdings Corp.(1)	175,320	3,355,625
Phase Forward, Inc.(1)	503,624	8,475,992
Vital Images, Inc.(1)	185,170	5,029,217
		23,396,454
Health Care Services – 1.7%
Healthways, Inc.(1)	233,420	11,057,105
		11,057,105

The accompanying notes are an integral part of these financial statements.

44	Call 1.800.766.FUND

June 30, 2007 (unaudited)	Shares	Value

Hotel/Motel – 1.1%
Home Inns & Hotels Management, Inc., ADR(1),(2)	217,000	$6,989,570
		6,989,570
Insurance - Property & Casualty – 1.1%
PROS Holdings, Inc.(1)	161,040	2,109,624
Tower Group, Inc.	146,490	4,673,031
		6,782,655
Investment Management Companies – 1.1%
Affiliated Managers Group, Inc.(1)	53,890	6,938,876
		6,938,876
Leisure Time – 1.1%
Life Time Fitness, Inc.(1)	137,790	7,334,562
		7,334,562
Machinery - Oil/Well Equipment & Services – 2.3%
Core Laboratories N.V.(1)	91,300	9,284,297
Dril-Quip, Inc.(1)	120,810	5,430,409
		14,714,706
Machinery - Specialty – 0.7%
Flow International Corp.(1)	353,390	4,452,714
		4,452,714
Medical & Dental Instruments & Supplies – 6.2%

American Medical
Systems Holdings, Inc.(1)	202,710	3,656,888
Kyphon, Inc.(1)	256,730	12,361,549
Mentor Corp.	27,350	1,112,598
Micrus Endovascular Corp.(1)	166,300	4,090,980
NuVasive, Inc.(1)	250,170	6,757,092
PolyMedica Corp.	156,009	6,372,968
ResMed, Inc.(1)	115,380	4,760,579
		39,112,654
Metals & Minerals - Miscellaneous – 0.9%
A.M. Castle & Co.	168,070	6,035,394
		6,035,394
Misc Business & Consumer Discretionary – 0.6%
51job, Inc., ADR(1),(2)	214,470	4,077,075
		4,077,075
Miscellaneous Materials & Commodities – 0.9%
Ceradyne, Inc.(1)	77,930	5,763,703
		5,763,703
Miscellaneous Producer Durables – 1.1%
BE Aerospace, Inc.(1)	171,410	7,079,233
		7,079,233
Miscellaneous Technology – 0.8%
Vocus, Inc.(1)	199,960	5,020,996
		5,020,996
Pollution Control & Environmental Services – 1.4%
Fuel Tech, Inc.(1)	128,350	4,395,987
Team, Inc.(1)	99,004	4,452,210
		8,848,197
Printing & Copying Services – 1.0%
VistaPrint Ltd.(1)	161,200	6,165,900
		6,165,900

June 30, 2007 (unaudited)	Shares	Value

Production Technology Equipment – 0.6%
Varian Semiconductor Equipment Associates, Inc.(1)	99,075	$3,968,944
		3,968,944
Restaurants – 0.9%
California Pizza Kitchen, Inc.(1)	256,515	5,509,942
		5,509,942
Retail – 5.8%
bebe stores, inc.	402,920	6,450,749
GSI Commerce, Inc.(1)	336,941	7,651,930
Shutterfly, Inc.(1)	113,710	2,450,450
Tween Brands, Inc.(1)	67,000	2,988,200
Volcom, Inc.(1)	229,807	11,520,225
Zumiez, Inc.(1)	154,470	5,835,877
		36,897,431
Securities Brokerage & Services – 3.0%
Investment Technology Group, Inc.(1)	207,470	8,989,675
optionsXpress Holdings, Inc.	140,030	3,593,170
Penson Worldwide, Inc.(1)	254,679	6,247,276
		18,830,121
Services - Commercial – 2.4%
Perficient, Inc.(1)	407,490	8,435,043
Resources Connection, Inc.(1)	199,500	6,619,410
		15,054,453
Shoes – 1.9%
Crocs, Inc.(1)	54,610	2,349,868
Heelys, Inc.(1)	59,460	1,537,636
Iconix Brand Group, Inc.(1)	370,860	8,240,509
		12,128,013
Utilities - Telecommunications – 0.9%

Time Warner Telecom,
Inc., Class A(1)	295,440	5,938,344
		5,938,344
Wholesalers – 1.9%
Houston Wire & Cable Co.(1)	235,490	6,690,271
LKQ Corp.(1)	216,030	5,327,300
		12,017,571

Total Common Stocks (Cost $501,503,543)		626,773,985

	Shares	Value

Other Investments - For Trustee
Deferred Compensation Plan – 0.1%
RS Core Equity Fund, Class Y(3)	605	25,684
RS Emerging Markets Fund, Class A(3)	14	352
RS Global Natural Resources Fund, Class Y(3)	4,869	178,306
RS Growth Fund, Class Y(3)	305	5,081
RS Investors Fund, Class Y(3)	5,159	66,598
RS MidCap Opportunities Fund, Class Y(3)	2,217	35,900
RS Partners Fund, Class Y(3)	3,079	118,885
RS Smaller Company Growth Fund, Class Y(3)	1,955	45,030
RS Value Fund, Class Y(3)	48	1,484
Total Other Investments (Cost $389,969)		477,320

The accompanying notes are an integral part of these financial statements.

www.RSinvestments.com	45

Schedule of Investments – RS Emerging Growth Fund (continued)

June 30, 2007 (unaudited)	Shares	Value

Short-Term Investments – 2.0%
Federated Prime Obligations Fund, Class B(4)	12,501,436	$12,501,436

Total Short-Term Investments (Cost $12,501,436)		12,501,436

Total Investments — 100.8% (Cost $514,394,948)		639,752,741

Other Liabilities, Net – (0.8)%		(5,389,604)

Total Net Assets – 100.0%		$634,363,137

(1)	Non income-producing security.
(2)	ADR — American Depositary Receipt.
(3)	Investments in designated RS Mutual Funds under a deferred compensation plan adopted for disinterested Trustees. See 3b in Notes to Financial Statements.
(4)	Money Market Fund registered under the Investment Company Act of 1940.

The accompanying notes are an integral part of these financial statements.

46	Call 1.800.766.FUND

Schedule of Investments – RS Growth Fund

June 30, 2007 (unaudited)	Shares	Value

Common Stocks – 95.7%
Aerospace – 2.3%
Rockwell Collins, Inc.	27,000	$1,907,280
The Boeing Co.	25,000	2,404,000
		4,311,280
Agriculture Fishing & Ranching – 3.1%
Bunge Ltd.	25,000	2,112,500
Monsanto Co.	56,000	3,782,240
		5,894,740
Aluminum – 1.6%
Alcoa, Inc.	75,000	3,039,750
		3,039,750
Beverage - Brewers (Wineries) – 1.0%
Constellation Brands, Inc., Class A(1)	75,000	1,821,000
		1,821,000
Biotechnology Research & Production – 1.2%
Millipore Corp.(1)	30,000	2,252,700
		2,252,700
Cable Television Services – 1.5%
Time Warner Cable, Inc., Class A(1)	75,400	2,953,418
		2,953,418
Casinos & Gambling – 1.2%
Harrah’s Entertainment, Inc.	27,000	2,302,020
		2,302,020
Communications Technology – 9.7%
Cisco Systems, Inc.(1)	110,000	3,063,500
Corning, Inc.(1)	105,000	2,682,750
Juniper Networks, Inc.(1)	100,000	2,517,000
L-3 Communications Holdings, Inc.	25,000	2,434,750
NDS Group PLC, ADR(1),(2)	40,000	1,878,000
QUALCOMM, Inc.	64,000	2,776,960
Research In Motion Ltd.(1)	16,300	3,259,837
		18,612,797
Computer Services, Software & Systems – 6.3%
Adobe Systems, Inc.(1)	55,000	2,208,250
BEA Systems, Inc.(1)	195,000	2,669,550
F5 Networks, Inc.(1)	25,000	2,015,000
Microsoft Corp.	90,000	2,652,300
Oracle Corp.(1)	130,000	2,562,300
		12,107,400
Computer Technology – 7.2%
Apple, Inc.(1)	18,000	2,196,720
EMC Corp.(1)	190,000	3,439,000
Hewlett-Packard Co.	45,000	2,007,900
NVIDIA Corp.(1)	70,000	2,891,700
SanDisk Corp.(1)	65,000	3,181,100
		13,716,420
Consumer Electronics – 1.2%
Google, Inc., Class A(1)	4,500	2,355,210
		2,355,210
Diversified Financial Services – 3.9%
American Express Co.	35,000	2,141,300
FBR Capital Markets Corp.(1)	50,000	845,000
Interactive Brokers Group, Inc., Class A(1)	78,300	2,124,279
The Goldman Sachs Group, Inc.	11,000	2,384,250
		7,494,829

June 30, 2007 (unaudited)	Shares	Value

Drugs & Pharmaceuticals – 3.9%
Abbott Laboratories	50,000	$2,677,500
Amylin Pharmaceuticals, Inc.(1)	70,000	2,881,200
Gilead Sciences, Inc.(1)	50,000	1,938,500
		7,497,200
Electronics – 1.2%
FLIR Systems, Inc.(1)	50,000	2,312,500
		2,312,500
Electronics - Semiconductors & Components – 2.2%
Cree, Inc.(1)	70,000	1,809,500
Intel Corp.	100,000	2,376,000
		4,185,500
Electronics - Technology – 4.0%
PerkinElmer, Inc.	85,000	2,215,100
Rockwell Automation, Inc.	42,000	2,916,480
Trimble Navigation Ltd.(1)	79,000	2,543,800
		7,675,380
Entertainment – 2.2%
DreamWorks Animation SKG, Inc., Class A(1)	68,000	1,961,120
Lions Gate Entertainment Corp.(1)	200,000	2,206,000
		4,167,120
Financial - Miscellaneous – 1.0%
CBOT Holdings, Inc., Class A(1)	9,500	1,962,700
		1,962,700
Health Care Facilities – 1.5%
Pharmaceutical Product Development, Inc.	74,700	2,858,769
		2,858,769
Health Care Services – 3.5%
CVS Caremark Corp.	55,000	2,004,750
Express Scripts, Inc.(1)	34,000	1,700,340
Healthways, Inc.(1)	62,500	2,960,625
		6,665,715
Hotel/Motel – 1.4%
Starwood Hotels & Resorts Worldwide, Inc.	40,000	2,682,800
		2,682,800
Insurance - Multi-Line – 2.4%
Assurant, Inc.	37,000	2,180,040
The Hartford Financial Services Group, Inc.	25,000	2,462,750
		4,642,790
Machinery - Agricultural – 0.8%
Deere & Company	13,000	1,569,620
		1,569,620
Machinery - Oil/Well Equipment & Services – 3.8%
Cameron International Corp.(1)	31,500	2,251,305
Halliburton Co.	75,000	2,587,500
Weatherford International Ltd.(1)	45,000	2,485,800
		7,324,605
Multi-Sector Companies – 2.9%
General Electric Co.	85,000	3,253,800
Honeywell International, Inc.	39,000	2,194,920
		5,448,720
Offshore Drilling – 2.7%
ENSCO International, Inc.	45,000	2,745,450
Transocean, Inc.(1)	23,000	2,437,540
		5,182,990

The accompanying notes are an integral part of these financial statements.

www.RSinvestments.com	47

Schedule of Investments – RS Growth Fund (continued)

June 30, 2007 (unaudited)	Shares	Value

Oil - Crude Producers – 4.3%
Anadarko Petroleum Corp.	37,000	$1,923,630
Frontier Oil Corp.	48,000	2,100,960
Pioneer Natural Resources Co.	40,000	1,948,400
Plains Exploration & Production Co.(1)	49,000	2,342,690
		8,315,680
Production Technology Equipment –1.3%
Varian Semiconductor Equipment Associates, Inc.(1)	60,000	2,403,600
		2,403,600
Radio & TV Broadcasters – 2.5%
Grupo Televisa S.A., ADR(2)	80,000	2,208,800
The DIRECTV Group, Inc.(1)	115,000	2,657,650
		4,866,450
Rental & Leasing Services - Consumer – 1.3%
Hertz Global Holdings, Inc.(1)	93,400	2,481,638
		2,481,638
Retail – 3.7%
Children’s Place Retail Stores, Inc.(1)	40,000	2,065,600
Costco Wholesale Corp.	50,000	2,926,000
Kohl’s Corp.(1)	28,000	1,988,840
		6,980,440
Securities Brokerage & Services – 0.9%
IntercontinentalExchange, Inc.(1)	11,500	1,700,275
		1,700,275
Steel – 1.1%
Nucor Corp.	35,000	2,052,750
		2,052,750
Telecommunications Equipment – 1.4%
Nokia Oyj, ADR(2)	96,300	2,706,994
		2,706,994
Tires & Rubber – 1.1%
The Goodyear Tire & Rubber Co.(1)	58,000	2,016,080
		2,016,080
Utilities - Telecommunications – 4.4%
America Movil SAB de C.V., ADR(2)	38,000	2,353,340
AT&T, Inc.	60,000	2,490,000
Clearwire Corp., Class A(1)	145,000	3,542,350
		8,385,690

Total Common Stocks
(Cost $157,051,273)		182,947,570

	Shares	Value

Preferred Stocks – 1.3%
Oil - Integrated International – 1.3%
Petroleo Brasileiro S.A., ADR(2)	20,000	2,425,400
		2,425,400

Total Preferred Stocks
(Cost $2,001,338)		2,425,400

June 30, 2007 (unaudited)	Shares	Value

Other Investments - For Trustee
Deferred Compensation Plan – 0.0%
RS Core Equity Fund, Class Y(3)	89	$3,770
RS Emerging Growth Fund, Class Y(3)	44	1,764
RS Emerging Markets Fund, Class A(3)	4	105
RS Global Natural Resources Fund, Class Y(3)	728	26,673
RS Investors Fund, Class Y(3)	824	10,632
RS MidCap Opportunities Fund, Class Y(3)	338	5,471
RS Partners Fund, Class Y(3)	446	17,214
RS Smaller Company Growth Fund, Class Y(3)	290	6,686
RS Value Fund, Class Y(3)	13	401
Total Other Investments
(Cost $59,411)		72,716

	Shares	Value

Short-Term Investments – 3.3%
Federated Prime Obligations Fund, Class B(4)	6,364,154	6,364,154
Total Short-Term Investments
(Cost $6,364,154)		6,364,154

Total Investments — 100.3%
(Cost $165,476,176)		191,809,840

Other Liabilities, Net – (0.3)%		(523,763)

Total Net Assets – 100.0%		$191,286,077

(1)	Non income-producing security.
(2)	ADR — American Depositary Receipt.
(3)	Investments in designated RS Mutual Funds under a deferred compensation plan adopted for disinterested Trustees. See 3b in Notes to Financial Statements.
(4)	Money Market Fund registered under the Investment Company Act of 1940.

The accompanying notes are an integral part of these financial statements.

48	Call 1.800.766.FUND

Schedule of Investments – The Information Age Fund®

June 30, 2007 (unaudited)	Shares	Value

Common Stocks – 98.7%
Advertising Agencies – 5.5%
Marchex, Inc., Class B	132,670	$2,165,175
ValueClick, Inc.(1)	73,290	2,159,123
		4,324,298
Communications Technology – 12.7%
Atheros Communications(1)	38,570	1,189,499
AudioCodes Ltd.(1)	62,030	348,608
Foundry Networks, Inc.(1)	74,630	1,243,336
j2 Global Communications, Inc.(1)	31,680	1,105,632
Juniper Networks, Inc.(1)	48,830	1,229,051
NETGEAR, Inc.(1)	22,480	814,900
QUALCOMM, Inc.	38,590	1,674,420
Research In Motion Ltd.(1)	12,280	2,455,877
		10,061,323
Computer Services, Software & Systems – 22.4%
Adobe Systems, Inc.(1)	12,980	521,147
Akamai Technologies, Inc.(1)	15,140	736,410
Ariba, Inc.(1)	100,550	996,451
Citrix Systems, Inc.(1)	35,850	1,207,069
Concur Technologies, Inc.(1)	57,010	1,302,678
Digital River, Inc.(1)	34,700	1,570,175
Equinix, Inc.(1)	14,760	1,350,097
F5 Networks, Inc.(1)	11,170	900,302
Informatica Corp.(1)	120,880	1,785,398
Microsoft Corp.	112,820	3,324,805
Nuance Communications, Inc.(1)	72,750	1,217,107
Omniture, Inc.(1)	41,430	949,576
Salesforce.com, Inc.(1)	26,370	1,130,218
Sigma Designs, Inc.(1)	28,220	736,260
		17,727,693
Computer Technology – 6.7%
Apple, Inc.(1)	13,880	1,693,915
Limelight Networks, Inc.(1)	56,770	1,122,911
Synaptics, Inc.(1)	68,970	2,468,436
		5,285,262
Consumer Electronics – 12.7%
DTS, Inc.(1)	25,740	560,360
Google, Inc., Class A(1)	6,770	3,543,283
Netflix, Inc.(1)	37,090	719,175
The9 Ltd., ADR(1),(2)	50,730	2,346,770
THQ, Inc.(1)	48,210	1,471,369
Yahoo! Inc.(1)	50,178	1,361,329
		10,002,286
Consumer Products – 2.7%
Nintendo Co. Ltd., ADR(2)	46,500	2,132,025
		2,132,025
Electronics – 1.4%
Daktronics, Inc.	51,060	1,096,769
		1,096,769
Electronics - Semiconductors & Components – 24.0%
AMIS Holdings, Inc.(1)	111,120	1,391,223
FormFactor, Inc.(1)	48,570	1,860,231
Hittite Microwave Corp.(1)	12,510	534,552
Marvell Technology Group Ltd.(1)	150,720	2,744,611
Netlogic Microsystems, Inc.(1)	52,950	1,685,928
O2Micro International Ltd., ADR(1),(2)	492,670	5,456,320
PLX Technology, Inc.(1)	195,592	2,182,807

June 30, 2007 (unaudited)	Shares	Value

Electronics - Semiconductors & Components (continued)
Silicon Motion Technology Corp., ADR(1),(2)	72,160	$1,791,733
Spansion, Inc., Class A(1)	95,430	1,059,273
Techwell, Inc.(1)	21,400	280,340
		18,987,018
Electronics - Technology – 1.0%
Super Micro Computer, Inc.(1)	78,840	789,188
		789,188
Health Care Services – 1.2%
WebMD Health Corp., Class A(1)	20,900	983,763
		983,763
Insurance - Property & Casualty – 0.7%
PROS Holdings, Inc.(1)	44,090	577,579
		577,579
Production Technology Equipment – 0.6%
Varian Semiconductor Equipment Associates, Inc.(1)	12,195	488,532
		488,532
Retail – 2.6%
GSI Commerce, Inc.(1)	56,939	1,293,085
Shutterfly, Inc.(1)	34,710	748,000
		2,041,085
Services - Commercial – 1.1%
Ctrip.com International Ltd., ADR(2)	11,520	905,817
		905,817
Utilities - Telecommunications – 3.4%
NII Holdings, Inc.(1)	19,520	1,576,045
Time Warner Telecom, Inc., Class A(1)	53,580	1,076,958
		2,653,003

Total Common Stocks (Cost $61,926,736)		78,055,641

	Shares	Value

Other Investments - For Trustee Deferred Compensation
Plan – 0.1%
RS Core Equity Fund, Class Y(3)	51	2,143
RS Emerging Growth Fund, Class Y(3)	16	654
RS Emerging Markets Fund, Class A(3)	2	43
RS Global Natural Resources Fund, Class Y(3)	409	14,989
RS Growth Fund, Class Y(3)	33	545
RS Investors Fund, Class Y(3)	445	5,744
RS MidCap Opportunities Fund, Class Y(3)	171	2,766
RS Partners Fund, Class Y(3)	289	11,160
RS Smaller Company Growth Fund, Class Y(3)	164	3,773
RS Value Fund, Class Y(3)	5	168

Total Other Investments (Cost $34,831)		41,985

The accompanying notes are an integral part of these financial statements.

www.RSinvestments.com	49

Schedule of Investments – The Information Age Fund® (continued)

June 30, 2007 (unaudited)	Shares	Value

Short-Term Investments – 3.7%
Federated Prime Obligations Fund, Class B(4)	2,933,228	$2,933,228
Total Short-Term Investments (Cost $2,933,228)		2,933,228

Total Investments – 102.5% (Cost $64,894,795)		81,030,854

Other Liabilities, Net – (2.5)%		(2,010,580)

Total Net Assets – 100.0%		$79,020,274

(1)	Non income-producing security.
(2)	ADR — American Depositary Receipt.
(3)	Investments in designated RS Mutual Funds under a deferred compensation plan adopted for disinterested Trustees. See 3b in Notes to Financial Statements.
(4)	Money Market Fund registered under the Investment Company Act of 1940.

The accompanying notes are an integral part of these financial statements.

50	Call 1.800.766.FUND

Schedule of Investments – RS MidCap Opportunities Fund

June 30, 2007 (unaudited)	Shares	Value

Common Stocks – 99.8%
Advertising Agencies – 1.3%
ValueClick, Inc.(1)	135,000	$3,977,100
		3,977,100
Aerospace – 1.2%
Spirit AeroSystems Holdings, Inc.,
Class A(1)	100,000	3,605,000
		3,605,000
Banks - Outside New York City – 1.2%
Northern Trust Corp.	55,000	3,533,200
		3,533,200
Beverage - Soft Drinks – 0.6%
Hansen Natural Corp.(1)	41,000	1,762,180
		1,762,180
Biotechnology Research & Production – 4.3%
Celgene Corp.(1)	62,000	3,554,460
Cephalon, Inc.(1)	50,300	4,043,617
Millipore Corp.(1)	35,000	2,628,150
PDL BioPharma, Inc.(1)	105,000	2,446,500
		12,672,727
Building Materials – 2.1%
Simpson Manufacturing Co., Inc.	100,000	3,374,000
Texas Industries, Inc.	38,000	2,979,580
		6,353,580
Casinos & Gambling – 1.0%
Scientific Games Corp., Class A(1)	85,000	2,970,750
		2,970,750
Communications Technology – 7.4%
Atheros Communications(1)	100,000	3,084,000
Brocade Communications
Systems, Inc.(1)	483,800	3,783,316
Foundry Networks, Inc.(1)	270,000	4,498,200
Harris Corp.	64,000	3,491,200
Juniper Networks, Inc.(1)	147,700	3,717,609
L-3 Communications Holdings, Inc.	35,000	3,408,650
		21,982,975
Computer Services, Software & Systems – 5.7%
Autodesk, Inc.(1)	85,000	4,001,800
Citrix Systems, Inc.(1)	100,000	3,367,000
Cognizant Technology Solutions
Corp., Class A(1)	31,000	2,327,790
Electronics for Imaging, Inc.(1)	68,000	1,918,960
F5 Networks, Inc.(1)	32,000	2,579,200
National Instruments Corp.	86,000	2,801,020
		16,995,770
Computer Technology – 2.4%
NVIDIA Corp.(1)	91,200	3,767,472
SanDisk Corp.(1)	69,500	3,401,330
		7,168,802
Construction – 1.4%
Chicago Bridge & Iron Co. N.V.,
ADR(2)	112,000	4,226,880
		4,226,880
Consumer Electronics – 0.5%
SINA Corp.(1)	35,000	1,465,100
		1,465,100
Cosmetics – 0.8%
Avon Products, Inc.	65,300	2,399,775
		2,399,775

June 30, 2007 (unaudited)	Shares	Value

Diversified Financial Services – 3.3%
CB Richard Ellis Group, Inc.,
Class A(1)	65,000	$2,372,500
Interactive Brokers Group, Inc.,
Class A(1)	115,000	3,119,950
Jones Lang LaSalle, Inc.	20,000	2,270,000
Nasdaq Stock Market, Inc.(1)	67,000	1,990,570
		9,753,020
Drugs & Pharmaceuticals – 1.8%
Allergan, Inc.	48,000	2,766,720
Amylin Pharmaceuticals, Inc.(1)	65,000	2,675,400
		5,442,120
Education Services – 1.4%
Apollo Group, Inc., Class A(1)	70,000	4,090,100
		4,090,100
Electrical Equipment & Components – 1.8%
AMETEK, Inc.	85,000	3,372,800
Genlyte Group, Inc.(1)	26,000	2,042,040
		5,414,840
Electronics – 1.9%
Amphenol Corp., Class A	84,000	2,994,600
FLIR Systems, Inc.(1)	60,000	2,775,000
		5,769,600
Electronics - Medical Systems – 2.2%
Hologic, Inc.(1)	69,000	3,816,390
Intuitive Surgical, Inc.(1)	19,000	2,636,630
		6,453,020
Electronics - Semiconductors & Components – 5.1%
AMIS Holdings, Inc.(1)	207,400	2,596,648
MEMC Electronic Materials, Inc.(1)	55,000	3,361,600
PMC-Sierra, Inc.(1)	335,000	2,589,550
SunPower Corp.(1)	58,000	3,656,900
Tessera Technologies, Inc.(1)	73,000	2,960,150
		15,164,848
Electronics - Technology – 1.3%
Trimble Navigation Ltd.(1)	122,000	3,928,400
		3,928,400
Energy - Miscellaneous – 0.8%
Holly Corp.	32,000	2,374,080
		2,374,080
Entertainment – 1.0%
Lions Gate Entertainment Corp.(1)	275,000	3,033,250
		3,033,250
Financial Information Services – 1.0%
FactSet Research Systems, Inc.	42,000	2,870,700
		2,870,700
Health Care Facilities – 3.3%
Pharmaceutical Product
Development, Inc.	116,000	4,439,320
Psychiatric Solutions, Inc.(1)	90,000	3,263,400
Sunrise Senior Living, Inc.(1)	50,000	1,999,500
		9,702,220
Health Care Management Services – 2.0%
Cerner Corp.(1)	55,100	3,056,397
Pediatrix Medical Group, Inc.(1)	55,000	3,033,250
		6,089,647
Health Care Services – 1.9%
Express Scripts, Inc.(1)	54,400	2,720,544
Stericycle, Inc.(1)	66,000	2,934,360
		5,654,904

The accompanying notes are an integral part of these financial statements.

www.RSinvestments.com	51

Schedule of Investments – RS MidCap Opportunities Fund (continued)

June 30, 2007 (unaudited)	Shares	Value

Investment Management Companies – 2.1%
Affiliated Managers Group, Inc.(1)	21,000	$2,703,960
T. Rowe Price Group, Inc.	66,000	3,424,740
		6,128,700
Machinery - Oil/Well Equipment & Services – 3.1%
Cameron International Corp.(1)	33,000	2,358,510
Smith International, Inc.	55,000	3,225,200
Superior Energy Services, Inc.(1)	93,500	3,732,520
		9,316,230
Medical & Dental Instruments & Supplies – 3.0%
Kyphon, Inc.(1)	68,000	3,274,200
Thermo Fisher Scientific, Inc.(1)	60,000	3,103,200
West Pharmaceutical Services, Inc.	55,000	2,593,250
		8,970,650
Medical Services – 0.8%
VCA Antech, Inc.(1)	66,000	2,487,540
		2,487,540
Metal Fabricating – 4.4%
Commercial Metals Co.	65,000	2,195,050
Mueller Water Products, Inc.	182,000	3,104,920
Quanex Corp.	100,000	4,870,000
Valmont Industries, Inc.	40,000	2,910,400
		13,080,370
Metals & Minerals - Miscellaneous – 1.1%
Cameco Corp.	66,000	3,348,840
		3,348,840
Milling - Fruit & Grain Processing – 1.2%
Corn Products International, Inc.	77,100	3,504,195
		3,504,195
Offshore Drilling – 2.4%
ENSCO International, Inc.	65,000	3,965,650
GlobalSantaFe Corp.	44,200	3,193,450
		7,159,100
Oil - Crude Producers – 3.9%
Anadarko Petroleum Corp.	50,000	2,599,500
Frontier Oil Corp.	58,000	2,538,660
Plains Exploration &
Production Co.(1)	70,000	3,346,700
Southwestern Energy Co.(1)	69,000	3,070,500
		11,555,360
Production Technology Equipment – 2.0%
Lam Research Corp.(1)	49,500	2,544,300
Varian Semiconductor Equipment
Associates, Inc.(1)	85,200	3,413,112
		5,957,412
Rental & Leasing Services - Commercial – 1.6%
AerCap Holdings N.V.(1)	150,000	4,800,000
		4,800,000
Retail – 4.0%
Aeropostale, Inc.(1)	50,000	2,084,000
Family Dollar Stores, Inc.	79,600	2,731,872
GameStop Corp., Class A(1)	76,000	2,971,600
MSC Industrial Direct Co., Class A	30,000	1,650,000
The Men’s Wearhouse, Inc.	47,000	2,400,290
		11,837,762
Securities Brokerage & Services – 1.8%
E*TRADE Financial Corp.(1)	135,000	2,982,150
IntercontinentalExchange, Inc.(1)	16,500	2,439,525
		5,421,675

June 30, 2007 (unaudited)	Shares	Value

Services - Commercial – 2.1%
NutriSystem, Inc.(1)	43,500	$3,038,040
Watson Wyatt Worldwide, Inc.,
Class A	65,000	3,281,200
		6,319,240
Shipping – 0.9%
Kirby Corp.(1)	72,500	2,783,275
		2,783,275
Steel – 1.0%
Allegheny Technologies, Inc.	28,000	2,936,640
		2,936,640
Transportation - Miscellaneous – 1.6%
CH Robinson Worldwide, Inc.	50,000	2,626,000
Expeditors International
Washington, Inc.	53,000	2,188,900
		4,814,900
Utilities - Gas Pipelines – 1.3%
El Paso Corp.	220,000	3,790,600
		3,790,600
Utilities - Telecommunications – 2.8%
Clearwire Corp., Class A(1)	187,600	4,583,068
NeuStar, Inc., Class A(1)	125,000	3,621,250
		8,204,318

Total Common Stocks (Cost $266,291,240)		297,271,395

	Shares	Value

Other Investments - For Trustee Deferred Compensation
Plan – 0.0%
RS Core Equity Fund, Class Y(3)	64	2,709
RS Emerging Growth Fund, Class Y(3)	42	1,704
RS Emerging Markets Fund, Class A(3)	6	160
RS Global Natural Resources Fund,
Class Y(3)	544	19,914
RS Growth Fund, Class Y(3)	105	1,752
RS Investors Fund, Class Y(3)	689	8,893
RS Partners Fund, Class Y(3)	314	12,103
RS Smaller Company Growth Fund,
Class Y(3)	213	4,914
RS Value Fund, Class Y(3)	19	574
Total Other Investments (Cost $44,198)		52,723

	Shares	Value

Short-Term Investments – 1.0%
Federated Prime Obligations Fund,
Class B(4)	2,964,793	2,964,793
Total Short-Term Investments (Cost $2,964,793)		2,964,793

Total Investments – 100.8% (Cost $269,300,231)		300,288,911

Other Liabilities, Net – (0.8)%		(2,268,778)

Total Net Assets – 100.0%		$298,020,133

[1]	Non income-producing security.
[2]	ADR – American Depositary Receipt.
[3]	Investments in designated RS Mutual Funds under a deferred compensation plan adopted for disinterested Trustees. See 3b in Notes to Financial Statements.
[4]	Money Market Fund registered under the Investment Company Act of 1940.

The accompanying notes are an integral part of these financial statements.

52	Call 1.800.766.FUND

Schedule of Investments – RS Select Growth Fund

June 30, 2007 (unaudited)	Shares	Value

Common Stocks – 96.8%
Aerospace – 2.1%
HEICO Corp.	80,610	$3,392,069
		3,392,069
Air Transport – 2.1%
Allegiant Travel Co.(1)	110,860	3,407,836
		3,407,836
Casinos & Gambling – 4.3%
Pinnacle Entertainment, Inc.(1)	112,270	3,160,401
Scientific Games Corp., Class A(1)	110,560	3,864,072
		7,024,473
Communications Technology – 7.3%
Atheros Communications(1)	97,100	2,994,564
Cbeyond, Inc.(1)	76,890	2,961,034
Foundry Networks, Inc.(1)	131,600	2,192,456
j2 Global Communications, Inc.(1)	112,410	3,923,109
		12,071,163
Computer Services, Software & Systems – 13.9%
DealerTrack Holdings, Inc.(1)	103,480	3,812,203
Digital River, Inc.(1)	93,440	4,228,160
Equinix, Inc.(1)	20,180	1,845,865
Informatica Corp.(1)	288,410	4,259,816
Nuance Communications, Inc.(1)	205,870	3,444,205
Sigma Designs, Inc.(1)	63,770	1,663,759
SPSS, Inc.(1)	40,590	1,791,643
The TriZetto Group, Inc.(1)	96,770	1,873,467
		22,919,118
Computer Technology – 2.3%
Synaptics, Inc.(1)	107,390	3,843,488
		3,843,488
Construction – 1.5%
Chicago Bridge & Iron Co. N.V.,
ADR(2)	67,500	2,547,450
		2,547,450
Consumer Electronics – 1.5%
The9 Ltd., ADR(1),(2)	55,200	2,553,552
		2,553,552
Cosmetics – 1.5%
Bare Escentuals, Inc.(1)	69,970	2,389,476
		2,389,476
Electronics – 1.4%
Daktronics, Inc.	110,350	2,370,318
		2,370,318
Electronics - Medical Systems – 2.1%
Illumina, Inc.(1)	85,370	3,465,168
		3,465,168
Electronics - Semiconductors & Components – 5.6%
FormFactor, Inc.(1)	42,840	1,640,772
Netlogic Microsystems, Inc.(1)	72,390	2,304,898
O2Micro International Ltd., ADR(1),(2)	477,577	5,289,165
		9,234,835
Energy - Miscellaneous – 0.7%
TETRA Technologies, Inc.(1)	38,490	1,085,418
		1,085,418

June 30, 2007 (unaudited)	Shares	Value

Financial - Miscellaneous – 2.9%
Portfolio Recovery Associates, Inc.	79,316	$4,760,546
		4,760,546
Financial Data Processing Services & Systems – 2.3%
Cybersource Corp.(1)	310,320	3,742,459
		3,742,459
Health Care Management Services – 1.1%
Phase Forward, Inc.(1)	103,410	1,740,390
		1,740,390
Health Care Services – 3.5%
Healthways, Inc.(1)	122,560	5,805,667
		5,805,667
Insurance - Multi-Line – 1.1%
Security Capital Assurance Ltd.	59,150	1,825,961
		1,825,961
Investment Management Companies – 1.3%
Affiliated Managers Group, Inc.(1)	16,460	2,119,390
		2,119,390
Leisure Time – 2.2%
Life Time Fitness, Inc.(1)	69,520	3,700,550
		3,700,550
Machinery - Construction & Handling – 0.7%
The Manitowoc Co., Inc.	15,200	1,221,776
		1,221,776
Machinery - Oil/Well Equipment & Services – 7.0%
Core Laboratories N.V.(1)	26,930	2,738,512
Dril-Quip, Inc.(1)	93,880	4,219,906
Superior Energy Services, Inc.(1)	113,100	4,514,952
		11,473,370
Medical & Dental Instruments & Supplies – 6.2%
American Medical Systems
Holdings, Inc.(1)	140,500	2,534,620
Kyphon, Inc.(1)	90,040	4,335,426
PolyMedica Corp.	43,090	1,760,227
ResMed, Inc.(1)	38,340	1,581,908
		10,212,181
Miscellaneous Materials & Commodities – 1.0%
Ceradyne, Inc.(1)	21,495	1,589,770
		1,589,770
Miscellaneous Producer Durables – 2.1%
BE Aerospace, Inc.(1)	82,330	3,400,229
		3,400,229
Miscellaneous Technology – 1.1%
Vocus, Inc.(1)	70,400	1,767,744
		1,767,744
Offshore Drilling – 1.6%
Atwood Oceanics, Inc.(1)	39,470	2,708,431
		2,708,431
Rental & Leasing Services - Commercial – 1.0%
Genesis Lease Ltd., ADR(2)	62,700	1,717,980
		1,717,980
Restaurants – 1.1%
California Pizza Kitchen, Inc.(1)	83,775	1,799,487
		1,799,487

The accompanying notes are an integral part of these financial statements.

www.RSinvestments.com	53

Schedule of Investments – RS Select Growth Fund (continued)

June 30, 2007 (unaudited)	Shares	Value

Retail – 2.5%
Volcom, Inc.(1)	48,300	$2,421,279
Zumiez, Inc.(1)	44,580	1,684,232
		4,105,511
Securities Brokerage & Services – 2.0%
Investment Technology Group, Inc.(1)	76,780	3,326,877
		3,326,877
Services - Commercial – 4.9%
FTI Consulting, Inc.(1)	117,330	4,462,060
Perficient, Inc.(1)	176,440	3,652,308
		8,114,368
Shoes – 2.8%
Iconix Brand Group, Inc.(1)	210,320	4,673,310
		4,673,310
Utilities - Telecommunications – 2.1%
Time Warner Telecom, Inc.,
Class A(1)	170,370	3,424,437
		3,424,437

Total Common Stocks
(Cost $135,865,095)		159,534,798

	Shares	Value

Other Investments - For Trustee
Deferred Compensation Plan – 0.2%
RS Core Equity Fund, Class Y(3)	304	12,923
RS Emerging Growth Fund, Class Y(3)	88	3,551
RS Emerging Markets Fund, Class A(3)	4	97
RS Global Natural Resources Fund,
Class Y(3)	2,435	89,156
RS Growth Fund, Class Y(3)	102	1,703
RS Investors Fund, Class Y(3)	2,494	32,196
RS MidCap Opportunities Fund,
Class Y(3)	1,026	16,605
RS Partners Fund, Class Y(3)	1,699	65,589
RS Smaller Company Growth Fund,
Class Y(3)	982	22,628
RS Value Fund, Class Y(3)	14	441
Total Other Investments
(Cost $199,924)		244,889

	Shares	Value

Short-Term Investments – 4.9%
Federated Prime Obligations Fund,
Class B(4)	6,641,385	6,641,385
SSgA Prime Money Market Fund(4)	1,441,322	1,441,322
Total Short-Term Investments
(Cost $8,082,707)		8,082,707

June 30, 2007 (unaudited)	Principal Amount	Value

Repurchase Agreement – 0.3%
State Street Bank and Trust Co. Repurchase Agreement, 5.13%, dated 6/29/07, maturity value of $532,227 due 7/2/07, collateralized by $540,000 in FHLB, 6.05%, due 2/21/17, with a value of $546,075	$532,000	$532,000
Total Repurchase Agreement
(Cost $532,000)		532,000

Total Investments — 102.2%
(Cost $144,679,726)		168,394,394

Other Liabilities, Net – (2.2)%		(3,622,896)

Total Net Assets – 100.0%		$164,771,498

(1)	Non income-producing security.
(2)	ADR - American Depository Receipts
(3)	Investments in designated RS Mutual Funds under a deferred compensation plan adopted for disinterested Trustees. See 3b in Notes to Financial Statements.
(4)	Money Market Fund registered under the Investment Company Act of 1940.

The accompanying notes are an integral part of these financial statements.

54	Call 1.800.766.FUND

Schedule of Investments – RS Smaller Company Growth Fund

June 30, 2007 (unaudited)	Shares	Value

Common Stocks – 94.4%
Advertising Agencies – 1.9%
DG Fastchannel, Inc.(1)	123,196	$2,510,734
Marchex, Inc., Class B	207,440	3,385,421
		5,896,155
Aerospace – 3.1%
HEICO Corp.	131,300	5,525,104
Ladish Co., Inc.(1)	91,825	3,948,475
		9,473,579
Air Transport – 1.4%
Allegiant Travel Co.(1)	141,580	4,352,169
		4,352,169
Auto Parts - Original Equipment – 0.5%
Amerigon, Inc.(1)	90,850	1,634,392
		1,634,392
Biotechnology Research & Production – 1.3%
American Oriental
Bioengineering, Inc.(1)	140,220	1,247,958
Integra LifeSciences Holdings(1)	57,680	2,850,546
		4,098,504
Casinos & Gambling – 3.4%
Century Casinos, Inc.(1)	425,470	3,824,975
Scientific Games Corp., Class A(1)	185,960	6,499,302
		10,324,277
Commercial Information Services – 0.6%
LoopNet, Inc.(1)	75,680	1,765,614
		1,765,614
Communications Technology – 5.8%
Atheros Communications(1)	86,450	2,666,118
Cbeyond, Inc.(1)	133,134	5,126,990
j2 Global Communications, Inc.(1)	175,330	6,119,017
RADVision Ltd.(1)	173,380	3,646,182
		17,558,307
Computer Services, Software & Systems – 9.0%
Concur Technologies, Inc.(1)	187,310	4,280,034
DealerTrack Holdings, Inc.(1)	84,670	3,119,243
Digital River, Inc.(1)	52,520	2,376,530
Equinix, Inc.(1)	46,635	4,265,704
NaviSite, Inc.(1)	553,759	4,208,568
Nuance Communications, Inc.(1)	176,930	2,960,039
Systems Xcellence, Inc.(1)	98,099	2,822,308
The TriZetto Group, Inc.(1)	172,340	3,336,502
		27,368,928
Construction – 0.9%
Granite Construction, Inc.	44,660	2,866,279
		2,866,279
Consumer Electronics – 2.6%
The9 Ltd., ADR(1),(2)	93,120	4,307,731
THQ, Inc.(1)	120,300	3,671,556
		7,979,287
Diversified Financial Services – 0.3%
FBR Capital Markets Corp.(1)	57,900	978,510
		978,510
Drugs & Pharmaceuticals – 2.5%
K-V Pharmaceutical Co., Class A(1)	172,470	4,698,083
Medicis Pharmaceutical Corp., Class A	91,560	2,796,242
		7,494,325

June 30, 2007 (unaudited)	Shares	Value

Education Services – 1.3%
DeVry, Inc.	120,170	$4,088,183
		4,088,183
Electronics - Semiconductors & Components – 1.4%
FormFactor, Inc.(1)	50,700	1,941,810
Tessera Technologies, Inc.(1)	54,540	2,211,597
		4,153,407
Financial - Miscellaneous – 1.5%
Portfolio Recovery Associates, Inc.	74,640	4,479,893
		4,479,893
Financial Data Processing Services & Systems – 4.3%
Advent Software, Inc.(1)	146,900	4,781,595
Cybersource Corp.(1)	433,515	5,228,191
Online Resources Corp.(1)	293,350	3,220,983
		13,230,769
Health Care Management Services – 2.1%
HMS Holdings Corp.(1)	99,590	1,906,152
Pediatrix Medical Group, Inc.(1)	55,660	3,069,649
Phase Forward, Inc.(1)	81,290	1,368,111
		6,343,912
Health Care Services – 2.1%
Healthways, Inc.(1)	66,860	3,167,158
NovaMed, Inc.(1)	541,850	3,278,193
		6,445,351
Hotel/Motel – 0.9%
Home Inns & Hotels Management, Inc., ADR(1),(2)	83,170	2,678,906
		2,678,906
Insurance - Multi-Line – 1.8%
Security Capital Assurance Ltd.	175,850	5,428,489
		5,428,489
Insurance - Property & Casualty – 1.2%
Amtrust Financial Services, Inc.	141,850	2,665,361
PROS Holdings, Inc.(1)	75,150	984,465
		3,649,826
Leisure Time – 1.3%
Life Time Fitness, Inc.(1)	72,980	3,884,725
		3,884,725
Machinery - Oil/Well Equipment & Services – 5.2%
Core Laboratories N.V.(1)	42,980	4,370,636
Dril-Quip, Inc.(1)	60,520	2,720,374
Oil States International, Inc.(1)	107,840	4,458,106
Superior Energy Services, Inc.(1)	106,300	4,243,496
		15,792,612
Machinery - Specialty – 1.3%
Flow International Corp.(1)	327,271	4,123,615
		4,123,615
Medical & Dental Instruments & Supplies – 10.5%
American Medical Systems
Holdings, Inc.(1)	190,810	3,442,212
Kyphon, Inc.(1)	51,740	2,491,281
LeMaitre Vascular, Inc.(1)	513,327	3,079,962
Micrus Endovascular Corp. (1)	207,210	5,097,366
NuVasive, Inc.(1)	140,950	3,807,060
PolyMedica Corp.	82,593	3,373,924
ResMed, Inc.(1)	87,320	3,602,823
The Spectranetics Corp.(1)	433,770	4,997,030
Volcano Corp.(1)	101,460	2,050,507
		31,942,165

The accompanying notes are an integral part of these financial statements.

www.RSinvestments.com	55

Schedule of Investments – RS Smaller Company Growth Fund (continued)

June 30, 2007 (unaudited)	Shares	Value

Metal Fabricating – 0.7%
Dynamic Materials Corp.	54,152	$2,030,700
		2,030,700
Metals & Minerals - Miscellaneous – 0.9%
A.M. Castle & Co.	78,180	2,807,444
		2,807,444
Miscellaneous Materials & Commodities – 0.9%
Ceradyne, Inc.(1)	36,790	2,720,988
		2,720,988
Miscellaneous Producer Durables – 1.3%
BE Aerospace, Inc.(1)	98,150	4,053,595
		4,053,595
Pollution Control & Environmental Services – 2.0%
SunOpta, Inc.(1)	216,314	2,411,901
Team, Inc.(1)	79,110	3,557,577
		5,969,478
Production Technology Equipment – 0.8%
Varian Semiconductor Equipment
Associates, Inc.(1)	63,345	2,537,601
		2,537,601
Real Estate Investment Trusts – 1.5%
KKR Financial Holdings LLC	178,190	4,438,713
		4,438,713
Retail – 2.4%
Jos. A. Bank Clothiers, Inc.(1)	46,311	1,920,517
Tween Brands, Inc.(1)	60,320	2,690,272
Volcom, Inc.(1)	57,119	2,863,376
		7,474,165
Securities Brokerage & Services – 3.1%
Investment Technology Group, Inc.(1)	95,770	4,149,714
optionsXpress Holdings, Inc.	93,600	2,401,776
Penson Worldwide, Inc.(1)	118,040	2,895,521
		9,447,011
Services - Commercial – 8.0%
Barrett Business Services, Inc.	177,650	4,588,700
FirstService Corp.(1)	79,949	2,879,763
NutriSystem, Inc.(1)	78,730	5,498,503
Perficient, Inc.(1)	188,880	3,909,816
Rollins, Inc.	165,296	3,763,790
Steiner Leisure Ltd.(1)	76,320	3,748,838
		24,389,410
Shoes – 1.8%
Crocs, Inc.(1)	36,060	1,551,662
Iconix Brand Group, Inc.(1)	183,906	4,086,391
		5,638,053
Truckers – 0.9%
Old Dominion Freight Line, Inc.(1)	90,890	2,740,334
		2,740,334
Wholesalers – 1.9%
Houston Wire & Cable Co.(1)	121,760	3,459,202
LKQ Corp.(1)	99,950	2,464,767
		5,923,969

Total Common Stocks (Cost $231,970,527)		288,203,640

June 30, 2007 (unaudited)	Shares	Value

Other Investments - For Trustee
Deferred Compensation Plan – 0.1%
RS Core Equity Fund, Class Y(3)	74	$3,161
RS Emerging Growth Fund, Class Y(3)	45	1,808
RS Emerging Markets Fund, Class A(3)	6	161
RS Global Natural Resources Fund, Class Y(3)	631	23,119
RS Growth Fund, Class Y(3)	116	1,940
RS Investors Fund, Class Y(3)	793	10,235
RS MidCap Opportunities Fund, Class Y(3)	295	4,774
RS Partners Fund, Class Y(3)	378	14,591
RS Value Fund, Class Y(3)	20	620
Total Other Investments (Cost $52,144)		60,409

	Shares	Value

Short-Term Investments – 2.4%
Federated Prime Obligations Fund, Class B(4)	7,454,941	7,454,941
Total Short-Term Investments (Cost $7,454,941)		7,454,941

Total Investments — 96.9% (Cost $239,477,612)		295,718,990

Other Assets, Net – 3.1%		9,567,143

Total Net Assets – 100.0%		$305,286,133

(1)	Non income-producing security.
(2)	ADR - American Depository Receipts
(3)	Investments in designated RS Mutual Funds under a deferred compensation plan adopted for disinterested Trustees. See 3b in Notes to Financial Statements.
(4)	Money Market Fund registered under the Investment Company Act of 1940.

The accompanying notes are an integral part of these financial statements.

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Financial Information

Statement of Assets and Liabilities As of June 30, 2007 (unaudited)

	RS Emerging Growth	RS Growth	The Information Age Fund®

Assets
Investments, at value	$639,752,741	$191,809,840	$81,030,854
Cash and cash equivalents	—	—	—
Receivable for investments sold	8,762,331	5,458,344	1,116,448
Receivable for fund shares subscribed	148,998	113,550	28,562
Dividends/interest receivable	71,421	92,624	19,165
Prepaid expenses	33,963	12,459	3,956
Total Assets	648,769,454	197,486,817	82,198,985

Liabilities
Payable for investments purchased	12,174,742	5,718,889	2,884,246
Payable for fund shares redeemed	337,368	50,800	68,089
Payable to adviser	497,156	125,919	64,079
Deferred trustees’ compensation	477,320	72,716	41,985
Payable to distributor	128,997	38,959	15,999
Accrued expenses/other liabilities	790,734	193,457	104,313
Total Liabilities	14,406,317	6,200,740	3,178,711

Total Net Assets	$634,363,137	$191,286,077	$79,020,274

Net Assets Consist of:
Paid-in capital	1,791,665,415	144,051,309	52,858,207
Accumulated undistributed net investment loss	(4,687,549)	(235,904)	(550,712)
Accumulated net realized gain/(loss) from investments and foreign currency transactions	(1,277,972,522)	21,137,008	10,576,720
Net unrealized appreciation/(depreciation) on investments and translation of assets and liabilities in foreign currencies	125,357,793	26,333,664	16,136,059
Total Net Assets	$634,363,137	$191,286,077	$79,020,274
Investments, at Cost	$514,394,948	$165,476,176	$64,894,795

Pricing of Shares
Net Assets:
Class A	$625,238,214	$189,057,413	$78,739,592
Class C	—	3,000	51,397
Class K	26,770	89,058	3,248
Class Y	9,098,153	2,136,606	226,037
Shares of Beneficial Interest Outstanding with No Par Value:
Class A	15,559,278	11,360,103	4,359,993
Class C	—	180	2,849
Class K	667	5,358	180
Class Y	226,280	128,280	12,510
Net Asset Value Per Share:
Class A	$40.18	$16.64	$18.06
Class C	—	16.64	18.04
Class K	40.10	16.62	18.04
Class Y	40.21	16.66	18.07
Sales Charge Class A (Load)	4.75%	4.75%	4.75%
Maximum Offering Price Per Class A Share	$42.18	$17.47	$18.96

The accompanying notes are an integral part of these financial statements.

58	Call 1.800.766.FUND

Financial Information

Statement of Assets and Liabilities As of June 30, 2007 (unaudited)

	RS MidCap Opportunities	RS Select Growth	RS Smaller Company Growth

Assets
Investments, at value	$300,288,911	$168,394,394	$295,718,990
Cash and cash equivalents	—	828	—
Receivable for investments sold	7,002,757	3,805,584	2,324,836
Receivable for fund shares subscribed	386,104	66,949	10,127,127
Dividends/interest receivable	101,131	36,740	52,420
Prepaid expenses	26,780	5,171	10,672
Total Assets	307,805,683	172,309,666	308,234,045

Liabilities
Payable for investments purchased	9,163,512	5,549,692	2,123,715
Payable for fund shares redeemed	87,475	1,236,410	242,832
Payable to adviser	195,845	135,984	239,767
Deferred trustees’ compensation	52,723	244,889	60,409
Payable to distributor	60,377	34,343	60,429
Accrued expenses/other liabilities	225,618	336,850	220,760
Total Liabilities	9,785,550	7,538,168	2,947,912

Total Net Assets	$298,020,133	$164,771,498	$305,286,133

Net Assets Consist of:
Paid-in capital	231,391,593	255,450,988	238,333,616
Accumulated undistributed net investment loss	(969,300)	(1,385,971)	(1,466,958)
Accumulated net realized gain/(loss) from investments and foreign currency transactions	36,609,144	(113,008,187)	12,178,097
Net unrealized appreciation/(depreciation) on investments and translation of assets and liabilities in foreign currencies	30,988,696	23,714,668	56,241,378

Total Net Assets	$298,020,133	$164,771,498	$305,286,133
Investments, at Cost	$269,300,231	$144,679,726	$239,477,612

Pricing of Shares
Net Assets:
Class A	$293,795,327	$164,768,514	$304,676,267
Class C	13,633	—	—
Class K	70,885	2,984	9,054
Class Y	4,140,288	—	600,812
Shares of Beneficial Interest Outstanding with No Par Value:
Class A	18,152,218	6,167,954	13,231,542
Class C	843	—	—
Class K	4,390	112	394
Class Y	255,734	—	26,087
Net Asset Value Per Share:
Class A	$16.19	$26.71	$23.03
Class C	16.17	—	—
Class K	16.15	26.68	23.00
Class Y	16.19	—	23.03
Sales Charge Class A (Load)	4.75%	4.75%	4.75%
Maximum Offering Price Per Class A Share	$17.00	$28.04	$24.18

The accompanying notes are an integral part of these financial statements.

www.RSinvestments.com	59

Financial Information (continued)

Statement of Operations For the Six Month Period Ended June 30, 2007 (unaudited)

	RS Emerging Growth	RS Growth	The Information Age Fund®

Investment Income

Interest	$339,609	$51,256	$77,963

Dividends	484,229	1,000,977	45,329

Withholding taxes on foreign dividends	—	(9,434)	—

Total Investment Income	823,838	1,042,799	123,292

Expenses

Investment advisory fees	3,147,649	750,103	390,886

Distribution fees	824,791	233,651	97,662

Transfer agent fees	527,822	117,823	66,479

Shareholder reports	189,239	48,519	21,625

Administrative service fees	191,320	53,309	21,356

Custodian fees	49,062	21,265	10,245

Professional fees	54,239	17,684	10,372

Trustees' fees and expenses	71,411	12,909	6,708

Registration fees	12,572	9,183	8,339

Insurance expense	16,271	3,760	1,700

Other expense	10,209	5,393	4,017

Total Expenses	5,094,585	1,273,599	639,389

Less: Fee waiver by adviser	(894)	(1,025)	(915)

Custody credits	(1,353)	(1,040)	(156)

Total Expenses, Net	5,092,338	1,271,534	638,318

Net Investment Loss	(4,268,500)	(228,735)	(515,026)

Realized Gain/(Loss) and Change in Unrealized Appreciation/(Depreciation) on Investments and Foreign Currency Transactions

Net realized gain from investments	96,755,045	17,918,418	9,482,450

Net change in unrealized appreciation/(depreciation) on investments	(14,703,324)	(1,118,367)	966,591

Net change in unrealized appreciation/(depreciation) on translation of assets and liabilities in foreign currency	—	—	—

Net Gain on Investments and Foreign Currency Transactions	82,051,721	16,800,051	10,449,041

Net Increase in Net Assets Resulting from Operations	$77,783,221	$16,571,316	$9,934,015

The accompanying notes are an integral part of these financial statements.

60	Call 1.800.766.FUND

Financial Information (continued)

Statement of Operations For the Six Month Period Ended June 30, 2007 (unaudited)

	RS MidCap Opportunities	RS Select Growth	RS Smaller Company Growth

Investment Income

Interest	$139,639	$254,562	$338,695

Dividends	757,265	160,604	434,513

Withholding taxes on foreign dividends	(2,404)	(1,454)	—

Total Investment Income	894,500	413,712	773,208

Expenses

Investment advisory fees	1,184,143	937,299	1,453,435

Distribution fees	346,693	234,312	363,128

Transfer agent fees	120,410	212,048	104,413

Shareholder reports	71,676	54,579	97,668

Administrative service fees	78,306	54,960	82,931

Custodian fees	31,719	25,246	37,473

Professional fees	26,093	19,980	26,634

Trustees' fees and expenses	13,056	32,914	15,609

Registration fees	9,931	12,446	9,572

Insurance expense	4,645	6,434	5,280

Other expense	6,201	5,655	6,124

Total Expenses	1,892,873	1,595,873	2,202,267

Less: Fee waiver by adviser	(72,106)	(9,732)	(14,783)

Custody credits	(1,821)	(83)	(48)

Total Expenses, Net	1,818,946	1,586,058	2,187,436

Net Investment Loss	(924,446)	(1,172,346)	(1,414,228)

Realized Gain/(Loss) and Change in Unrealized Appreciation/(Depreciation) on Investments and Foreign Currency Transactions

Net realized gain from investments	34,160,044	19,300,542	12,038,399

Net change in unrealized appreciation/(depreciation) on investments	4,104,304	329,940	15,043,030

Net change in unrealized appreciation/(depreciation) on translation of assets and liabilities in foreign currency	16	—	—

Net Gain on Investments and Foreign Currency Transactions	38,264,364	19,630,482	27,081,429

Net Increase in Net Assets Resulting from Operations	$37,339,918	$18,458,136	$25,667,201

The accompanying notes are an integral part of these financial statements.

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Financial Information (continued)

Statement of Changes in Net Assets Six-month-ended numbers are unaudited

	RS Emerging Growth		RS Growth

	For the Six Months Ended 06/30/07	For the Year Ended 12/31/06	For the Six Months Ended 06/30/07	For the Year Ended 12/31/06

Operations

Net investment income/(loss)	$(4,268,500)	$(10,027,842)	$(228,735)	$136,787

Net realized gain from investments and foreign currency transactions	96,755,045	135,193,693	17,918,418	22,340,002

Net change in unrealized appreciation/(depreciation) on investments and on translation of assets and liabilities in foreign currency	(14,703,324)	(49,260,664)	(1,118,367)	(2,494,237)

Net Increase in Net Assets Resulting from Operations	77,783,221	75,905,187	16,571,316	19,982,552

Distributions to Shareholders

Net investment income Class A	—	—	—	(90,578)
Realized gain on investments Class A	—	—	—	(26,037,421)

Total Distributions	—	—	—	(26,127,999)

Capital Share Transactions

Proceeds from sales of shares	33,551,050	82,317,051	7,466,463	16,787,131

Reinvestment of distributions	—	—	—	25,245,843

Cost of shares redeemed	(215,384,596)	(350,104,305)	(24,673,396)	(50,702,818)

Net Increase/(Decrease) in Net Assets Resulting from Capital Share Transactions	(181,833,546)	(267,787,254)	(17,206,933)	(8,669,844)

Net Increase/(Decrease) in Net Assets	(104,050,325)	(191,882,067)	(635,617)	(14,815,291)

Net Assets

Beginning of Period	738,413,462	930,295,529	191,921,694	206,736,985

End of Period	$634,363,137	$738,413,462	$191,286,077	$191,921,694

Undistributed Net Investment Loss Included in Net Assets	$(4,687,549)	$(419,049)	$(235,904)	$(7,169)

Other Information:

Shares

Sold	898,211	2,386,888	473,838	1,020,329

Reinvested	—	—	—	1,637,208

Redeemed	(5,821,880)	(10,231,817)	(1,567,435)	(3,112,803)

Net Increase/(Decrease)	(4,923,669)	(7,844,929)	(1,093,597)	(455,266)

The accompanying notes are an integral part of these financial statements.

62	Call 1.800.766.FUND

Financial Information (continued)

Statement of Changes in Net Assets Six-month-ended numbers are unaudited

	The Information Age Fund®		RS MidCap Opportunities

	For the Six Months Ended 06/30/07	For the Year Ended 12/31/06	For the Six Months Ended 06/30/07	For the Year Ended 12/31/06

Operations

Net investment income/(loss)	$(515,026)	$(1,086,253)	$(924,446)	$(2,028,497)

Net realized gain from investments and foreign currency transactions	9,482,450	11,117,485	34,160,044	24,254,194

Net change in unrealized appreciation/(depreciation) on investments and on translation of assets and liabilities in foreign currency	966,591	(3,335,211)	4,104,320	(993,099)

Net Increase in Net Assets Resulting from Operations	9,934,015	6,696,021	37,339,918	21,232,598

Distributions to Shareholders

Net investment income Class A	—	—	—	—
Realized gain on investments Class A	—	(8,895,016)	—	(8,090,784)

Total Distributions	—	(8,895,016)	—	(8,090,784)

Capital Share Transactions

Proceeds from sales of shares	3,707,738	20,727,961	27,840,765	75,223,698

Reinvestment of distributions	—	8,398,297	—	7,755,089

Cost of shares redeemed	(19,106,838)	(32,427,139)	(34,969,437)	(47,082,513)

Net Increase/(Decrease) in Net Assets Resulting from Capital Share Transactions	(15,399,100)	(3,300,881)	(7,128,672)	35,896,274

Net Increase/(Decrease) in Net Assets	(5,465,085)	(5,499,876)	30,211,246	49,038,088

Net Assets

Beginning of Period	84,485,359	89,985,235	267,808,887	218,770,799

End of Period	$79,020,274	$84,485,359	298,020,133	$267,808,887

Undistributed Net Investment Loss Included in Net Assets	$(550,712)	$(35,686)	$(969,300)	$(44,854)

Other Information:

Shares

Sold	222,801	1,246,542	1,816,165	5,302,889

Reinvested	—	526,870	—	535,202

Redeemed	(1,167,483)	(1,956,723)	(2,306,229)	(3,328,372)

Net Increase/(Decrease)	(944,682)	(183,311)	(490,064)	2,509,719

The accompanying notes are an integral part of these financial statements.

www.RSinvestments.com	63

Financial Information (continued)

Statement of Changes in Net Assets (continued) Six-month-ended numbers are unaudited

	RS Select Growth		RS Smaller Company Growth

	For the Six Months Ended 06/30/07	For the Year Ended 12/31/06	For the Six Months Ended 06/30/07	For the Year Ended 12/31/06

Operations
Net investment loss	$(1,172,346)	$(4,022,445)	$(1,414,228)	$(2,725,528)
Net realized gain from investments and foreign currency transactions	19,300,542	41,283,752	12,038,399	14,365,675
Net change in unrealized appreciation/(depreciation) on investments and on translation of assets and liabilities in foreign currency	329,940	(17,037,379)	15,043,030	(1,201,157)
Net Increase in Net Assets Resulting from Operations	18,458,136	20,223,928	25,667,201	10,438,990
Distributions to Shareholders
Realized gain on investments Class A	—	—	—	(13,475,777)
Total Distributions	—	—	—	(13,475,777)
Capital Share Transactions
Proceeds from sales of shares	8,860,801	44,769,965	37,134,571	147,088,455
Reinvestment of distributions	—	—	—	12,198,688
Cost of shares redeemed	(77,872,887)	(235,546,899)	(56,994,882)	(98,900,031)
Net Increase/(Decrease) in Net Assets Resulting from Capital Share Transactions	(69,012,086)	(190,776,934)	(19,860,311)	60,387,112

Net Increase/(Decrease) in Net Assets	(50,553,950)	(170,553,006)	5,806,890	57,350,325
Net Assets
Beginning of Period	215,325,448	385,878,454	299,479,243	242,128,918
End of Period	$164,771,498	$215,325,448	$305,286,133	$299,479,243
Undistributed Net Investment Loss Included in Net Assets	$(1,385,971)	$(213,625)	$(1,466,958)	$(52,730)
Other Information:
Shares
Sold	355,081	1,968,945	1,682,953	6,753,197
Reinvested	—	—	—	578,685
Redeemed	(3,109,896)	(10,326,591)	(2,618,294)	(4,609,934)
Net Increase/(Decrease)	(2,754,815)	(8,357,646)	(935,341)	2,721,948

The accompanying notes are an integral part of these financial statements.

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Financial Information (continued)

The financial highlights table is intended to help you understand each Fund’s financial performance for the past six reporting periods (or, if shorter, the period since each Fund’s share class commencement of operations). Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in each Fund (assuming reinvestment of all dividends and distributions).

Financial Highlights Six-month-ended numbers are unaudited

	Net Asset Value, Beginning of Period	Net Investment Income/(Loss)	Net Realized and Unrealized Gain/(Loss)	Total Operations	Distributions From Net Investment Income	Distributions From Net Realized Capital Gains	Total Distributions

RS Emerging Growth
(Class A)

Six Months Ended 06/30/07[1]	$35.66	$(0.28)	$4.80	$4.52	$—	$—	$—
Year Ended 12/31/06	32.58	(0.48)	3.56	3.08	—	—	—
Year Ended 12/31/05	32.36	(0.50)	0.72	0.22	—	—	—
Year Ended 12/31/04	28.10	(0.50)	4.76	4.26	—	—	—
Year Ended 12/31/03	19.15	(0.35)	9.30	8.95	—	—	—
Year Ended 12/31/02	32.00	(0.34)	(12.51)	(12.85)	—	—	—

RS Emerging Growth
(Class K)

Period From 01/23/07[2] to 06/30/07[1]	$35.52	$(0.14)	$4.72	$4.58	$—	$—	$—

RS Emerging Growth
(Class Y)

Period From 05/02/07[2] to 06/30/07[1]	$37.61	$(0.05)	$2.65	$2.60	$—	$—	$—

RS Growth (Class A)

Six Months Ended 06/30/07[1]	$15.25	$(0.02)	$1.41	$1.39	$—	$—	$—
Year Ended 12/31/06	15.85	0.01	1.73	1.74	(0.01)	(2.33)	(2.34)
Year Ended 12/31/05	16.66	(0.03)	1.92	1.89	—	(2.70)	(2.70)
Year Ended 12/31/04	17.32	(0.09)	2.07	1.98	—	(2.64)	(2.64)
Year Ended 12/31/03	12.37	(0.12)	5.57	5.45	—	(0.50)	(0.50)
Year Ended 12/31/02	17.07	(0.15)	(4.55)	(4.70)	—	—	—

RS Growth (Class C)

Period From 06/29/07[2] to 06/30/07[1]	$16.64	$—	$—	$—	$—	$—	$—

RS Growth (Class K)

Six Months Ended 06/30/07[1]	$15.25	$(0.01)	$1.38	$1.37	$—	$—	$—
Period From 11/27/06[2] to 12/31/06[1]	17.43	0.01	0.15	0.16	(0.01)	(2.33)	(2.34)

RS Growth (Class Y)

Period From 05/02/07[2] to 06/30/07[1]	$15.81	$0.00 [5]	$0.85	$0.85	$—	$—	$—

See notes to Financial Highlights on page 71.
The accompanying notes are an integral part of these financial statements.

66	Call 1.800.766.FUND

Financial Information (continued)

Financial Highlights Six-month-ended numbers are unaudited

	Net Asset Value, End of Period	Total Return[4]	Net Assets, End of Period (000s)	Net Ratio of Expenses to Average Net Assets[3]	Gross Ratio of Expenses to Average Net Assets	Net Ratio of Net Investment Income/ (Loss) to Average Net Assets[3]	Gross Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate

RS Emerging Growth
(Class A)

Six Months Ended 06/30/07[1]	$40.18	12.68%	$625,238	1.54%	1.54%	(1.29)%	(1.29)%	56%
Year Ended 12/31/06	35.66	9.45%	738,413	1.51%	1.52%	(1.21)%	(1.22)%	129%
Year Ended 12/31/05	32.58	0.68%	930,296	1.54%	1.54%	(1.32)%	(1.32)%	95%
Year Ended 12/31/04	32.36	15.16%	1,399,778	1.59%	1.61%	(1.47)%	(1.49)%	156%
Year Ended 12/31/03	28.10	46.74%	1,613,299	1.49%	1.61%	(1.39)%	(1.51)%	190%
Year Ended 12/31/02	19.15	(40.16)%	1,307,774	1.53%	1.68%	(1.35)%	(1.50)%	166%

RS Emerging Growth
(Class K)

Period From 01/23/07[2] to 06/30/07[1]	$40.10	12.89%	$27	1.91%	7.95%	(1.60)%	(7.64)%	56%

RS Emerging Growth
(Class Y)

Period From 05/02/07[2] to 06/30/07[1]	$40.21	6.91%	$9,098	1.26%	1.30%	(0.85)%	(0.89)%	56%

RS Growth (Class A)

Six Months Ended 06/30/07[1]	$16.64	9.11%	$189,057	1.36%	1.36%	(0.25)%	(0.25)%	115%
Year Ended 12/31/06	15.25	10.79%	191,915	1.35%	1.35%	0.07%	0.07%	180%
Year Ended 12/31/05	15.85	11.32%	206,737	1.37%	1.37%	(0.19)%	(0.19)%	159%
Year Ended 12/31/04	16.66	11.95%	217,505	1.49%	1.69%	(0.55)%	(0.75)%	163%
Year Ended 12/31/03	17.32	44.24%	223,726	1.58%	1.65%	(0.81)%	(0.88)%	262%
Year Ended 12/31/02	12.37	(27.53)%	170,431	1.62%	1.67%	(0.87)%	(0.92)%	346%

RS Growth (Class C)

Period From 06/29/07[2] to 06/30/07[1]	$16.64	—%	$3	—%	—%	—%	—%	115%

RS Growth (Class K)
Six Months Ended 06/30/07[1]	$16.62	8.98%	$89	1.78%	5.85%	(0.69)%	(4.76)%	115%
Period From 11/27/06[2] to
12/31/06[1]	15.25	0.73%	7	1.62%	1.62%	0.26%	0.26%	180%

RS Growth (Class Y)

Period From 05/02/07[2] to 06/30/07[1]	$16.66	5.38%	$2,137	1.09%	1.11%	0.12%	0.10%	115%

See notes to Financial Highlights on page 71.
The accompanying notes are an integral part of these financial statements.

www.RSinvestments.com	67

Financial Information (continued)

Financial Highlights (continued) Six-month-ended numbers are unaudited

	Net Asset Value, Beginning of Period	Net Investment Income/(Loss)	Net Realized and Unrealized Gain/(Loss)	Total Operations	Distributions From Net Investment Income	Distributions From Net Realized Capital Gains	Total Distributions

The Information Age Fund®
(Class A)

Six Months Ended 06/30/07[1]	$15.88	$(0.12)	$2.30	$2.18	$—	$—	$—
Year Ended 12/31/06	16.35	(0.20)	1.55	1.35	—	(1.82)	(1.82)
Year Ended 12/31/05	16.02	(0.27)	0.60	0.33	—	—	—
Year Ended 12/31/04	14.93	(0.30)	1.39	1.09	—	—	—
Year Ended 12/31/03	7.55	(0.14)	7.52	7.38	—	—	—
Year Ended 12/31/02	14.53	(0.18)	(6.80)	(6.98)	—	—	—

The Information Age Fund®
(Class C)

Period From 05/03/07[2] to
06/30/07[1]	$16.92	$(0.02)	$1.14	$1.12	$—	$—	$—

The Information Age Fund®
(Class K)

Period From 01/20/07[2] to 06/30/07[1]	$15.59	$(0.06)	$2.51	$2.45	$—	$—	$—

The Information Age Fund®
(Class Y)

Period From 05/02/07[2] to 06/30/07[1]	$16.79	$(0.03)	$1.31	$1.28	$—	$—	$—

RS MidCap Opportunities
(Class A)

Six Months Ended 06/30/07[1]	$14.17	$(0.05)	$2.07	$2.02	$—	$—	$—
Year Ended 12/31/06	13.34	(0.11)	1.38	1.27	—	(0.44)	(0.44)
Year Ended 12/31/05	12.18	(0.09)	1.25	1.16	—	—	—
Year Ended 12/31/04	10.84	(0.08)	1.42	1.34	—	—	—
Year Ended 12/31/03	7.30	(0.06)	3.60	3.54	—	—	—
Year Ended 12/31/02	9.92	(0.06)	(2.56)	(2.62)	—	—	—

RS MidCap Opportunities
(Class C)

Period From 05/22/07[2] to 06/30/07[1]	$16.14	$(0.02)	$0.05	$0.03	$—	$—	$—

RS MidCap Opportunities
(Class K)

Six Months Ended 06/30/07[1]	$14.16	$(1.05)	$3.04	$1.99	$—	$—	$—
Period From 12/04/06[2] to 12/31/06[1]	15.09	(0.01)	(0.48)	(0.49)	—	(0.44)	(0.44)

RS MidCap Opportunities
(Class Y)

Period From 05/02/07[2] to 06/30/07[1]	$15.44	$(0.01)	$0.76	$0.75	$—	$—	$—

See notes to Financial Highlights on page 71.
The accompanying notes are an integral part of these financial statements.

68	Call 1.800.766.FUND

Financial Information (continued)

Financial Highlights (continued) Six-month-ended numbers are unaudited

	Net Asset Value, End of Period	Total Return[4]	Net Assets, End of Period (000s)	Net Ratio of Expenses to Average Net Assets[3]	Gross Ratio of Expenses to Average Net Assets	Net Ratio of Net Investment Income/ (Loss) to Average Net Assets[3]	Gross Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate

The Information Age Fund®
(Class A)

Six Months Ended 06/30/07[1]	$18.06	13.73%	$78,740	1.63%	1.63%	(1.32)%	(1.32)%	59%
Year Ended 12/31/06	15.88	8.19%	84,485	1.62%	1.63%	(1.26)%	(1.27)%	178%
Year Ended 12/31/05	16.35	2.06%	89,985	1.62%	1.62%	(1.54)%	(1.54)%	141%
Year Ended 12/31/04	16.02	7.30%	132,451	1.62%	1.64%	(1.47)%	(1.49)%	143%
Year Ended 12/31/03	14.93	97.75%	241,956	1.57%	1.67%	(1.52)%	(1.62)%	194%
Year Ended 12/31/02	7.55	(48.04)%	50,354	1.74%	1.80%	(1.59)%	(1.65)%	219%

The Information Age Fund®
(Class C)

Period From 05/03/07[2] to 06/30/07[1]	$18.04	6.62%	$51	2.34%	10.47%	(1.99)%	(10.12)%	59%

The Information Age Fund®
(Class K)

Period From 01/20/07[2] to 06/30/07[1]	$18.04	15.72%	$3	1.97%	57.28%	(1.64)%	(56.95)%	59%

The Information Age Fund®
(Class Y)

Period From 05/02/07[2] to 06/30/07[1]	$18.07	7.62%	$226	1.33%	2.14%	(0.97)%	(1.78)%	59%

RS MidCap Opportunities
(Class A)

Six Months Ended 06/30/07[1]	$16.19	14.26%	$293,795	1.31%	1.36%	(0.66)%	(0.71)%	135%
Year Ended 12/31/06	14.17	9.43%	267,807	1.30%	1.36%	(0.79)%	(0.85)%	214%
Year Ended 12/31/05	13.34	9.52%	218,771	1.34%	1.39%	(0.77)%	(0.82)%	207%
Year Ended 12/31/04	12.18	12.36%	208,554	1.49%	1.64%	(0.88)%	(1.03)%	184%
Year Ended 12/31/03	10.84	48.49%	141,147	1.53%	1.63%	(0.76)%	(0.86)%	253%
Year Ended 12/31/02	7.30	(26.41)%	88,507	1.53%	1.67%	(0.60)%	(0.74)%	401%

RS MidCap Opportunities
(Class C)

Period From 05/22/07[2] to 06/30/07[1]	$16.17	0.19%	$14	2.03%	25.17%	(1.50)%	(24.64)%	135%

RS MidCap Opportunities
(Class K)

Six Months Ended 06/30/07[1]	$16.15	14.05%	$71	1.75%	8.81%	(1.07)%	(8.13)%	135%
Period From 12/04/06[2] to 12/31/06[1]	14.16	(3.32)%	2	1.50%	1.53%	(1.10)%	(1.13)%	214%

RS MidCap Opportunities
(Class Y)

Period From 05/02/07[2] to 06/30/07[1]	$16.19	4.86%	$4,140	1.08%	1.30%	(0.35)%	(0.57)%	135%

See notes to Financial Highlights on page 71.
The accompanying notes are an integral part of these financial statements.

www.RSinvestments.com	69

Financial Information (continued)

Financial Highlights (continued) Six-month-ended numbers are unaudited

	Net Asset Value, Beginning of Period	Net Investment Income/(Loss)	Net Realized and Unrealized Gain/(Loss)	Total Operations	Distributions From Net Investment Income	Distributions From Net Realized Capital Gains	Total Distributions

RS Select Growth
(Class A)

Six Months Ended 06/30/07[1]	$24.13	$(0.20)	$2.78	$2.58	$—	$—	$—

Year Ended 12/31/06	22.33	(0.45)	2.25	1.80	—	—	—

Year Ended 12/31/05	22.69	(0.47)	0.11	(0.36)	—	—	—

Year Ended 12/31/04	22.36	(0.29)	0.62	0.33	—	—	—

Year Ended 12/31/03	14.16	(0.14)	8.34	8.20	—	—	—

Year Ended 12/31/02	23.26	(0.19)	(8.91)	(9.10)	—	—	—

RS Select Growth
(Class K)
Period From 02/13/07[2] to 06/30/07[1]	$24.77	$(0.05)	$1.96	$1.91	$—	$—	$—

RS Smaller Company Growth
(Class A)

Six Months Ended 06/30/07[1]	$21.10	$(0.11)	$2.04	$1.93	$—	$—	$—

Year Ended 12/31/06	21.11	(0.19)	1.17	0.98	—	(0.99)	(0.99)

Year Ended 12/31/05	22.57	(0.22)	1.78	1.56	—	(3.02)	(3.02)

Year Ended 12/31/04	20.58	(0.28)	3.39	3.11	—	(1.12)	(1.12)

Year Ended 12/31/03	12.79	(0.23)	8.02	7.79	—	—	—

Year Ended 12/31/02	21.78	(0.20)	(8.30)	(8.50)	—	(0.49)	(0.49)

RS Smaller Company Growth
(Class K)

Period From 03/03/07[2] to 06/30/07[1]	$20.92	$(0.04)	$2.12	$2.08	$—	$—	$—

RS Smaller Company Growth
(Class Y)
Period From 05/02/07[2] to 06/30/07[1]	$22.01	$(0.02)	$1.04	$1.02	$—	$—	$—

See notes to Financial Highlights on page 71.
The accompanying notes are an integral part of these financial statements.

70	Call 1.800.766.FUND

Financial Information (continued)

Financial Highlights (continued) Six-month-ended numbers are unaudited

	Net Asset Value, End of Period	Total Return[4]	Net Assets, End of Period (000s)	Net Ratio of Expenses to Average Net Assets[3]	Gross Ratio of Expenses to Average Net Assets	Net Ratio of Net Investment Income/ (Loss) to Average Net Assets[3]	Gross Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate

RS Select Growth
(Class A)

Six Months Ended 06/30/07[1]	$26.71	10.69%	$164,769	1.69%	1.70%	(1.25)%	(1.26)%	105%

Year Ended 12/31/06	24.13	8.06%	215,325	1.64%	1.65%	(1.35)%	(1.36)%	195%

Year Ended 12/31/05	22.33	(1.59)%	385,878	1.63%	1.64%	(1.25)%	(1.26)%	184%

Year Ended 12/31/04	22.69	1.48%	953,811	1.58%	1.62%	(1.23)%	(1.27)%	230%

Year Ended 12/31/03	22.36	57.91%	1,089,598	1.48%	1.63%	(0.92)%	(1.07)%	305%

Year Ended 12/31/02	14.16	(39.12)%	570,814	1.50%	1.69%	(1.11)%	(1.30)%	223%

RS Select Growth
(Class K)
Period From 02/13/07[2] to 06/30/07[1]	$26.68	7.71%	$3	1.98%	75.30%	(1.45)%	(74.76)%	105%

RS Smaller Company Growth
(Class A)

Six Months Ended 06/30/07[1]	$23.03	9.15%	$304,676	1.51%	1.52%	(0.97)%	(0.98)%	68%

Year Ended 12/31/06	21.10	4.62%	299,479	1.52%	1.54%	(0.94)%	(0.96)%	151%

Year Ended 12/31/05	21.11	6.74%	242,129	1.55%	1.56%	(1.20)%	(1.21)%	122%

Year Ended 12/31/04	22.57	15.38%	213,767	1.59%	1.60%	(1.31)%	(1.32)%	163%

Year Ended 12/31/03	20.58	60.91%	200,147	1.73%	1.83%	(1.57)%	(1.67)%	220%

Year Ended 12/31/02	12.79	(39.07)%	109,341	1.81%	1.95%	(1.52)%	(1.66)%	128%

RS Smaller Company Growth
(Class K)
Period From 03/03/07[2] to 06/30/07[1]	$23.00	9.94%	$9	1.89%	2.35%	(1.42)%	(1.88)%	68%

RS Smaller Company Growth
(Class Y)

Period From 05/02/07[2] to 06/30/07[1]	$23.03	4.63%	$601	1.30%	1.56%	(0.58)%	(0.84)%	68%

Distributions reflect actual per-share amounts distributed for the period.

1	Ratios for periods less than one year have been annualized, except for total return and portfolio turnover rate.
2	Commencement of operations.
3

Net Ratio of Expenses to Average Net Assets and Net Ratio of Net Investment Income/(Loss) to Average Net Assets include the effect of fee waivers, expense limitations, custody credits, and offset for securities lending fees, if applicable.

4	Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total return.
5	Rounds to less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

www.RSinvestments.com	71

Notes to Financial Statements (unaudited)

RS Investment Trust (the “Trust”), a Massachusetts business trust organized on May 11, 1987, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. These financial statements relate to six series offered by the Trust: RS Emerging Growth Fund, RS Growth Fund, The Information Age Fund®, RS MidCap Opportunities Fund, RS Select Growth Fund (formerly known as RS Diversified Growth Fund) and RS Smaller Company Growth Fund, (each a “Fund,” collectively the “Funds”). All of the Funds are registered as diversified funds.

All the Funds offer Class A, C, and K shares. Effective May 1, 2007, RS Emerging Growth Fund, RS Growth Fund, The Information Age Fund®, RS MidCap Opportunities Fund and RS Smaller Company Growth Fund offer Class Y shares. The classes differ principally in their respective applicable sales charges and expenses. In general, all classes of shares have identical rights to earnings, assets and voting privileges, except for class-specific expenses and exclusive voting rights with respect to matters affecting only individual classes.

Note 1 Significant Accounting Policies

The following policies are in conformity with accounting principles generally accepted in the United States of America. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

a. Investment Valuations Marketable securities are valued at the last reported sale price on the principal exchange or market on which they are traded; or, if there were no sales that day, at the mean between the closing bid and asked prices. Securities traded on the Nasdaq Stock Market, Inc. (“Nasdaq”) are generally valued at the Nasdaq official closing price, which may not be the last sale price. If the Nasdaq official closing price is not available for a security, that security will generally be valued using the last reported sale price, or, if no sales are reported, at the mean between the closing bid and asked prices. Short-term investments that will mature in 60 days or less are valued at amortized cost, which approximates market value. Repurchase agreements are carried at cost. Foreign securities are valued in the currencies of the markets where they trade and then converted to U.S. dollars using the prevailing exchange rates at the close of the New York Stock Exchange (NYSE). Investments by a Fund in open-end management investment companies that are registered under the 1940 Act are valued based upon the net asset values of such investment companies. Securities for which market quotations are not readily available or for which market quotations may be considered unreliable are valued at their fair values as determined in accordance with the guidelines and procedures adopted by the Funds’ Board of Trustees.

Securities whose values have been affected by events occurring before the Funds’ valuation time but after the close of the securities’ principal exchange or market may be fair valued using methods approved by the Board of Trustees. In addition, if there has been a movement in the U.S. markets that exceeds a specified threshold or there is a foreign market holiday on a day when the NYSE is open, the values of a Fund’s investments in foreign securities generally will be determined by a pricing service using pricing models designed to estimate likely changes in the values of those securities.

In their normal course of business, some of the Funds may invest a significant portion of their assets in companies concentrated within a number of industries. Accordingly, the performance of these Funds may be subject to a greater risk of market fluctuation than that of a fund invested in a wider spectrum of market or industrial sectors.

b. Federal Income Taxes The Funds intend to continue complying with the requirements of the Internal Revenue Code to qualify as regulated investment companies, and to distribute all net investment income and realized net capital gains, if any, to shareholders. Therefore, the Funds do not expect to be subject to income tax, and no provision for such tax has been made.

From time to time, however, a Fund may choose to pay an excise tax where the cost of making the required distribution exceeds the amount of the tax.

72	Call 1.800.766.FUND

c. Securities Transactions Securities transactions are accounted for on the date securities are purchased or sold (trade date). Realized gains or losses on securities transactions are determined on the basis of specific identification.

d. Foreign Currency Translation The accounting records of the Funds are maintained in U.S. dollars. Investment securities and all other assets and liabilities of the Funds denominated in a foreign currency are generally translated into U.S. dollars at the exchange rates quoted at the close of the New York Stock Exchange on each business day. Purchases and sales of securities, income receipts, and expense payments are translated into U.S. dollars at the exchange rates in effect on the dates of the respective transactions. The Funds do not isolate the portion of the fluctuations on investments resulting from changes in foreign currency exchange rates from the fluctuations in market prices of investments held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

e. Investment Income Dividend income is generally recorded on the ex-dividend date. Interest income, which includes accretion/discount, is accrued and recorded daily.

In calculating net asset value per share for each class, investment income, realized and unrealized gains and losses and expenses other than class specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

f. Expenses Many expenses of the Trust can be directly attributed to a specific Fund. Expenses that cannot be directly attributed to a specific Fund are apportioned among all the series in the Trust, based on relative net assets.

g. Distributions to Shareholders Dividends from net investment income and net realized capital gains, if any, will be declared and paid at least annually. Dividends to shareholders are recorded on the ex-dividend date.

h. Capital Accounts Due to the timing of dividend distributions and the differences in accounting for income and realized gains/(losses) for financial statement and federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains/(losses) were recorded by the Funds.

i. Temporary Borrowings The Funds, with other funds managed by the same adviser, share in a $75 million committed revolving credit/overdraft protection facility from PNC Bank for temporary purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Interest is calculated based on the market rates at the time of borrowing; all the funds that are parties to the facility share in a commitment fee that is allocated among the funds on the basis of their respective sizes. Each Fund may borrow up to the lesser of one-third of its total assets (including amounts borrowed) or any lower limit specified in the Fund’s Statement of Additional Information or the Prospectus.

Fund	Amount Outstanding at 6/30/07	Average Borrowing*	Average Interest Rate (%)

RS Emerging Growth	$—	$11,401	5.75%

RS Growth	—	17,881	5.76

The Information Age Fund®	—	5,719	5.75

RS MidCap Opportunities	—	18,396	5.76

RS Select Growth	—	—	—

RS Smaller Company Growth	—	—	—

*       For the six months ended June 30, 2007.

j. Custody Credits The Funds have entered into an arrangement with their custodian whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the Funds’ expenses. During the period, under this arrangement, custodian fees were reduced as per the table below. The Funds could have employed the uninvested assets to produce income in the Funds if the Funds had not entered into such an arrangement.

Fund	Custody Credits

RS Emerging Growth	$1,353

RS Growth	1,040

The Information Age Fund®	156

RS MidCap Opportunities	1,821

RS Select Growth	83

RS Smaller Company Growth	48

www.RSinvestments.com	73

Notes to Financial Statements (unaudited) (continued)

Note 2 Capital Shares

a. Transactions The Funds have authorized an unlimited number of shares of beneficial interest with no par value. Transactions in capital shares for the Funds are shown below.

Note 3 Transactions with Affiliates

a. Advisory Fees and Expense Limitation Under the terms of the advisory agreement, which is reviewed and approved annually by the Board of Trustees, the Funds pay RS Investment Management Co. LLC (“RS Investments”), an investment advisory fee calculated at an annual rate of the average daily net assets of the Funds as disclosed below:

Fund	Investment Advisory Percentage

RS Emerging Growth	0.95%

RS Growth	0.80%

The Information Age Fund®	1.00%

RS MidCap Opportunities	0.85%

RS Select Growth	1.00%

RS Smaller Company Growth	1.00%

RS Investments has agreed that, through December 31, 2009, it will not receive annual investment advisory fees from certain Funds in excess of the rates set forth below.

Fund	Rate

RS MidCap Opportunities	0.80%

RS Select Growth	0.99%

RS Smaller Company Growth	0.99%

Expense limitations have been imposed pursuant to a written agreement between RS Investments and the Trust in effect through April 30, 2008 for the following Funds, which provides that RS Investments will waive advisory fees to the extent necessary to prevent certain Funds’ total annual fund operating expenses for Class A shares (excluding expenses indirectly incurred by the Fund through investments in certain pooled investment vehicles, interest, taxes, and extraordinary expenses) from exceeding the following rates:

Fund	Expense Limitation

RS Growth, Class A	1.49%

RS MidCap Opportunities, Class A	1.49%

Transactions in Capital Shares
(see Note 2a)

		Emerging Growth Fund

	For the Six Months Ended 06/30/07		For the Year Ended 12/31/06

Class A	Shares	Amount	Shares	Amount

Shares Sold	667,124	$24,859,082	2,386,888	$82,317,051
Shares Redeemed	(5,817,740)	(215,226,545)	(10,231,817)	(350,104,305)

Net Decrease	(5,150,616)	$(190,367,463)	(7,844,929)	$(267,787,254)
Class K

Shares Sold	667	$24,436	—	$—

Net Increase	667	$24,436	—	$—
Class Y

Shares Sold	230,420	$8,667,532	—	$—
Shares Redeemed	(4,140)	(158,051)	—	—

Net Increase	226,280	$8,509,481	—	$—

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Transactions in Capital Shares (continued)

		RS Growth Fund

	For the Six Months Ended 06/30/07		For the Year Ended 12/31/06

Class A	Shares	Amount	Shares	Amount

Shares Sold	332,175	$5,226,103	1,019,958	$16,780,626
Shares Reinvested	—	—	1,637,152	25,244,978
Shares Redeemed	(1,559,163)	(24,539,881)	(3,112,803)	(50,702,818)

Net Decrease	(1,226,988)	$(19,313,778)	(455,693)	$(8,677,214)
Class C

Shares Sold	180	$3,000	—	$—

Net Increase	180	$3,000	—	$—
Class K

Shares Sold	5,203	$81,790	371	$6,505
Shares Reinvested	—	—	56	865
Shares Redeemed	(272)	(4,315)	—	—

Net Increase	4,931	$77,475	427	$7,370
Class Y

Shares Sold	136,280	$2,155,570	—	$—
Shares Redeemed	(8,000)	(129,200)	—	—

Net Increase	128,280	$2,026,370	—	$—

		The Information Age Fund®

	For the Six Months Ended 06/30/07		For the Year Ended 12/31/06

Class A	Shares	Amount	Shares	Amount

Shares Sold	207,261	$3,445,150	1,246,542	$20,727,961
Shares Reinvested	—	—	526,870	8,398,297
Shares Redeemed	(1,167,482)	(19,106,818)	(1,956,723)	(32,427,139)

Net Decrease	(960,221)	$(15,661,668)	(183,311)	$(3,300,881)
Class C

Shares Sold	2,849	$49,493	—	$—

Net Increase	2,849	$49,493	—	$—
Class K

Shares Sold	181	$3,031	—	$—
Shares Redeemed	(1)	(20)	—	—

Net Increase	180	$3,011	—	$—
Class Y

Shares Sold	12,510	$210,064	—	$—

Net Increase	12,510	$210,064	—	$—

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Notes to Financial Statements (unaudited) (continued)

Transactions in Capital Shares (continued)

		RS MidCap Opportunities Fund

	For the Six Months Ended 06/30/07		For the Year Ended 12/31/06

Class A	Shares	Amount	Shares	Amount

Shares Sold	1,555,310	$23,812,283	5,302,764	$75,221,848
Shares Reinvested	—	—	535,198	7,755,034
Shares Redeemed	(2,306,212)	(34,969,158)	(3,328,372)	(47,082,513)

Net Increase/(Decrease)	(750,902)	$(11,156,875)	2,509,590	$35,894,369
Class C

Shares Sold	843	$13,640	—	$—

Net Increase	843	$13,640	—	$—
Class K

Shares Sold	4,278	$65,538	125	$1,850
Shares Reinvested	—	—	4	55
Shares Redeemed	(17)	(279)	—	—

Net Increase	4,261	$65,259	129	$1,905
Class Y

Shares Sold	255,734	$3,949,304	—	$—

Net Increase	255,734	$3,949,304	—	$—

		RS Select Growth Fund

	For the Six Months Ended 06/30/07		For the Year Ended 12/31/06

Class A	Shares	Amount	Shares	Amount

Shares Sold	354,969	$8,857,963	1,968,945	$44,769,965
Shares Redeemed	(3,109,896)	(77,872,887)	(10,326,591)	(235,546,899)

Net Decrease	(2,754,927)	$(69,014,924)	(8,357,646)	$(190,776,934)
Class K

Shares Sold	112	$2,838	—	$—

Net Increase	112	$2,838	—	$—

		RS Smaller Company Growth Fund

	For the Six Months Ended 06/30/07		For the Year Ended 12/31/06

Class A	Shares	Amount	Shares	Amount

Shares Sold	1,652,003	$36,452,605	6,753,197	$147,088,455
Shares Reinvested	—	—	578,685	12,198,688
Shares Redeemed	(2,613,825)	(56,894,873)	(4,609,934)	(98,900,031)

Net Increase/(Decrease)	(961,822)	$(20,442,268)	2,721,948	$60,387,112
Class K

Shares Sold	394	$8,756	—	$—

Net Increase	394	$8,756	—	$—
Class Y

Shares Sold	30,556	$673,210	—	$—
Shares Redeemed	(4,469)	(100,009)	—	—

Net Increase	26,087	$573,201	—	$—

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RS Investments has agreed through April 30, 2008 to reduce the advisory fee of each of the other classes so that, at all times through April 30, 2008, each class will pay advisory fees at the same rate as Class A.

In addition, for the six-month period ended June 30, 2007, RS Investments voluntarily waived certain class specific expenses in the amounts shown below:

Fund	Amount Waived

RS Emerging Growth, Class K	$366

RS Emerging Growth, Class Y	528

RS Growth, Class K	979

RS Growth, Class Y	46

The Information Age Fund®, Class C	286

The Information Age Fund®, Class K	339

The Information Age Fund®, Class Y	290

RS MidCap Opportunities, Class C	287

RS MidCap Opportunities, Class K	1,027

RS MidCap Opportunities, Class Y	1,136

RS Select Growth, Class K	359

RS Smaller Company Growth, Class K	5

RS Smaller Company Growth, Class Y	244

RS Investments does not intend to recoup any waived expenses or waived advisory fees from the prior year under expense limitations then in effect for a Fund.

Park Avenue Securities LLC (“PAS”), a wholly-owned subsidiary of The Guardian Insurance & Annuity Company, Inc. (“GIAC”) and an affiliate of the Guardian Investor Services LLC (“GIS”), which holds a majority interest in RS Investments, distributes the Funds’ shares as a retail broker-dealer. For the six months ended June 30, 2007, PAS received $875,363 from GIS as compensation for its services.

The Funds have entered into an Underwriting Agreement with GIS pursuant to which GIS serves as the principal underwriter for shares of the Funds.

For the six months ended June 30, 2007, aggregate front-end sales charges for the sale of Class A shares paid to GIS were as follows:

Fund	Commissions

RS Emerging Growth	$701

RS Growth	1,201

The Information Age Fund®	556

RS MidCap Opportunities	3,173

RS Select Growth	636

RS Smaller Company Growth	3,534

b. Compensation of Trustees and Officers Trustees and officers of the Funds who are interested persons of RS Investments, as defined in the 1940 Act, receive no compensation from the Funds for acting as such. Trustees of the Funds who are not interested persons of RS Investments (“disinterested Trustees”) receive compensation and reimbursement of expenses.

Under a Deferred Compensation Plan (the “Plan”), a disinterested Trustee may elect to defer receipt of all, or a portion, of his/her annual compensation. The amount of a Fund’s deferred compensation obligation to a Trustee is determined by adjusting the amount of the deferred compensation to reflect the investment return of one or more RS Funds designated for the purpose by the Trustee. A Fund may cover its deferred compensation obligation to a Trustee by investing in one or more of such designated Funds. Each Fund’s liability for deferred compensation to a Trustee is adjusted periodically to reflect the investment performance of the Funds designated by the Trustee. Deferred amounts remain in a Fund until distributed in accordance with the Plan. Trustees’ fees in the accompanying financial statements include the current fees, either paid in cash or deferred, and the net increase or decrease in the value of the deferred amounts.

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Notes to Financial Statements (unaudited) (continued)

c. Distribution Fees The Funds have entered into an agreement with GIS for distribution services with respect to their shares, except for Class Y Shares, and have adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, whose continuance is reviewed annually by the Funds’ Board of Trustees. Under the Plan, GIS is compensated for services in such capacity, including its expenses in connection with the promotion and distribution of shares of each Fund as follows:

Fund	Average Annual Rate	Amount Paid for six months ended June 30, 2007

RS Emerging Growth Fund
Class A	0.25%	$824,752
Class K	0.65%	39

RS Growth Fund
Class A	0.25%	233,495
Class C	1.00%	—
Class K	0.65%	156

The Information Age Fund®
Class A	0.25%	97,623
Class C	1.00%	35
Class K	0.65%	4

RS MidCap Opportunities Fund
Class A	0.25%	346,586
Class C	1.00%	12
Class K	0.65%	95

RS Select Growth Fund
Class A	0.25%	234,309
Class K	0.65%	3

RS Smaller Company Growth Fund
Class A	0.25%	363,121
Class K	0.65%	7

RS Investments may perform certain services and incur certain expenses in respect of the promotion of the Funds’ shares and the servicing of shareholder accounts and may be compensated by GIS for those services. In addition to payments under the Distribution Plan, the Funds reimburse GIS for payments GIS makes to financial intermediaries that provide certain administrative and account maintenance shareholder services. The amount of the reimbursement is calculated in a manner approved by the Trustees and is reviewed by the Trustees periodically.

Note 4 Federal Income Taxes

a. Distributions to Shareholders The tax character of distributions paid during the year ended December 31, 2006 was as follows:

Fund	Ordinary Income Total	Long-Term Capital Gain Total

RS Emerging Growth	$—	$—

RS Growth	6,618,942	19,509,057

The Information Age Fund®	—	8,895,016

RS MidCap Opportunities	—	8,090,839

RS Select Growth	—	—

RS Smaller Company Growth	184,776	13,291,001

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Funds, timing differences, and differing characterizations of distributions made by the Funds. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid-in capital. Undistributed net investment income and accumulated undistributed net realized gain/(loss) on investments and foreign currency transactions may include temporary book and tax differences, which will reverse in a subsequent period.

Capital Loss Carryovers (see Note 4a)		Expiring

Fund	2009	2010	Total

RS Emerging Growth	$648,644,163	$722,212,997	$1,370,857,160

RS Growth	—	—	—

The Information Age Fund®	—	—	—

RS MidCap Opportunities	—	—	—

RS Select Growth	—	130,808,932	130,808,932

RS Smaller Company Growth	—	—	—

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See the chart below for the tax basis of distributable earnings as of December 31, 2006, which is the most recently completed tax year.

Fund	Undistributed Ordinary Income	Undistributed Long-Term Gains

RS Emerging Growth	$—	$—

RS Growth	4,464,174	886,029

The Information Age Fund®	531,958	1,456,921

RS MidCap Opportunities	4,835,850	724,058

RS Select Growth	—	—

RS Smaller Company Growth	1,505,471	126,306

During any particular year, net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Funds if not distributed and, therefore, are normally distributed to shareholders annually.

See the chart on the previous page for capital loss carryovers available to the Funds at December 31, 2006, which is the most recently completed tax year.

During the year ended December 31, 2006, the Funds utilized capital loss carryovers as follows:

Fund	Amount

RS Emerging Growth	$132,110,409

RS Growth	—

The Information Age Fund®	—

RS MidCap Opportunities	10,245,770

RS Select Growth	39,177,620

RS Smaller Company Growth	—

Under current income tax law, net capital and currency losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. For the year ended December 31, 2006, the Funds elected to defer net capital and currency losses as follows:

Fund	Amount

RS Emerging Growth	$—

RS Growth	36

The Information Age Fund®	—

RS MidCap Opportunities	7

RS Select Growth	—

RS Smaller Company Growth	—

b. Tax Basis of Investments The cost of investments for federal income tax purposes at June 30, 2007, for each Fund is listed in the chart below. The net unrealized appreciation on investments, which consists of gross unrealized appreciation and depreciation, is also disclosed in the chart below.

Note 5 Investments

a. Investment Purchases and Sales The cost of investments purchased and the proceeds from investments sold (excluding short-term investments) for the six-months ended June 30, 2007, were as follows:

Fund	Cost of Investments Purchased	Proceeds from Investments Sold

RS Emerging Growth	$379,598,562	$561,919,252

RS Growth	215,385,098	237,819,280

The Information Age Fund®	45,189,422	59,489,783

RS Midcap Opportunities	366,887,644	369,062,240

RS Select Growth	188,630,051	258,873,718

RS Smaller Company Growth	190,268,216	208,019,270

Tax Cost of Investments (see Note 4b)
Fund	Cost of Investments	Net Unrealized Appreciation/(Depreciation) on Investments	Gross Unrealized Appreciation	Gross Unrealized Depreciation

RS Emerging Growth	$516,565,039	$123,187,702	$138,375,104	$(15,187,402)
RS Growth	166,887,892	24,921,948	27,321,690	(2,399,742)
The Information Age Fund®	65,922,753	15,108,101	16,894,458	(1,786,357)
RS MidCap Opportunities	270,835,982	29,452,929	34,551,337	(5,098,408)
RS Select Growth	144,936,609	23,457,785	25,964,251	(2,506,466)
RS Smaller Company Growth	240,495,670	55,223,320	61,122,182	(5,898,862)

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Notes to Financial Statements (unaudited) (continued)

b. Foreign Securities Foreign securities investments involve special risks and considerations not typically associated with those of U.S. origin. These risks include, but are not limited to, revaluation of currencies; adverse political, social, and economic developments; and less reliable information about issuers. Moreover, securities of many foreign companies and markets may be less liquid and their prices more volatile than those of U.S. companies and markets.

c. Repurchase Agreements The collateral for repurchase agreements is either cash or fully negotiable U.S. government securities. Repurchase agreements are fully collateralized (including the interest earned thereon) and such collateral is marked-to-market daily while the agreements remain in force. If the value of the collateral falls below the repurchase price plus accrued interest, the applicable Fund will typically require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults, the applicable Fund maintains the right to sell the collateral and may claim any resulting loss against the seller. At June 30, 2007, all repurchase agreements held by the Funds had been entered into on June 29, 2007.

Note 6 Fund Merger

It is expected that on or about August 27, 2007, The Information Age Fund® will acquire the assets and liabilities of RS Internet Age Fund® through a tax-free merger pursuant to a plan of reorganization approved by the Board of Trustees. Shareholders of RS Internet Age Fund® will receive shares of The Information Age Fund® in the transaction. Shareholders of RS Internet Age Fund® approved the merger at a meeting held on August 6, 2007.

Note 7 Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts with their vendors and others that provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds. However, based on experience, the Funds expect the risk of loss to be remote.

Note 8 Legal Matters

On October 6, 2004, RS Investment Management, L.P. (“RSIM L.P.”), the investment adviser to the RS Family of Funds prior to GIS’s acquisition of a majority of the outstanding interests in RS Investments, entered into settlement agreements with the Securities and Exchange Commission (the “SEC”) and the Office of the New York State Attorney General (the “NYAG”). The settlement agreements relate to certain investors’ frequent trading of shares of RS Emerging Growth Fund during 2000 through 2003. In its settlement with the SEC, RSIM L.P. consented to the entry of an order by the SEC (the “SEC Order”) instituting and settling administrative and cease-and-desist proceedings against it.

Under the terms of the settlement agreements, RS Investments has paid disgorgement of $11.5 million and a civil money penalty of $13.5 million for a total payment of $25 million, all of which will be distributed to certain current and former shareholders of certain Funds in a manner to be determined by an independent consultant. The settlement agreement with the NYAG also requires RS Investments to reduce its management fee for certain Funds in the aggregate amount of approximately $5 million over a period of five years. In addition, RS Investments has made a number of undertakings to the SEC and the NYAG relating to compliance, ethics, and legal oversight and mutual fund governance and disclosure.

G. Randall Hecht, the former co-president of the Trust and the former chairman of the Board of Trustees of the Trust, was also named a respondent in the SEC Order and consented to its entry. As part of the settlement agreement with the SEC, Mr. Hecht agreed, among other things, to pay a civil money penalty, to not serve as a Trustee of the Trust for a period of five years, and to limit his duties with RS Investments (of which he was chairman) for 12 months.

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Steven M. Cohen, the former treasurer of the Trust and the former chief financial officer of RS Investments, was also named a respondent in the SEC Order and consented to its entry. As part of the settlement agreement with the SEC, Mr. Cohen agreed to, among other things, a civil money penalty and suspensions from association with any investment adviser or registered investment company for nine months and from serving as an officer or a director of any investment company or investment adviser for an additional two years. In addition, in accordance with the settlements, Mr. Cohen resigned as an officer and employee of RS Investments.

RSIM L.P. and Messrs. Hecht and Cohen neither admit nor deny the findings set forth in the SEC Order, and RSIM L.P. neither admits nor denies the findings in its settlement agreement with the NYAG. A copy of the SEC Order is available on the SEC’s Web site at www.sec.gov, and a copy of the settlement agreement with the NYAG is available on the NYAG’s Web site at www.oag.state.ny.us.

RSIM L.P. and not any of the RS funds will bear all the costs of complying with the settlements, including payments of disgorgement and civil penalties (except those paid by Messrs. Hecht and Cohen individually), and the associated legal fees relating to these regulatory proceedings.

It is possible that these matters and/or related developments may result in increased Fund redemptions and reduced sales of Fund shares, which could result in increased costs and expenses, or may otherwise adversely affect the Funds.

After the announcement of those settlements, three related civil lawsuits commenced. These lawsuits were consolidated into one proceeding in the U.S. District Court for the District of Maryland on April 19, 2005 (In re Mutual Funds Investment Litigation, Case No. 04-MD-15863-JFM). The district court appointed a lead plaintiff, and a consolidated complaint was filed. The consolidated complaint, brought on behalf of a purported class of investors in RS funds between October 6, 1999, and October 5, 2004, seeks compensatory damages and other related relief. The complaint names RS Investments, RS Investment Management, Inc., RSIM L.P., the Trust, and certain current or former Trustees, subadvisers, employees, and officers of the Trust or RSIM L.P. as defendants. It generally tracks the factual allegations made in the SEC and NYAG settlements, including the allegations that fund prospectuses were false and misleading, and alleges a variety of theories for recovery, including, among others, that defendants violated Sections 34(b), 36(a), 36(b), and 48(a) of the 1940 Act and breached fiduciary duties to investors. The consolidated lawsuit further alleges that defendants violated, or caused to be violated, Sections 11, 12(a)(2), and 15 of the Securities Act of 1933 and Sections 10(b) and 20(a) of the Securities Exchange Act of 1934.

On May 27, 2005, the defendants moved to dismiss the consolidated action. On November 3, 2005, the Court issued a ruling dismissing all claims against the Trust. As for the claims against the other RS defendants, the Court dismissed the claims arising under: sections 34(b) and 36(a) of the Investment Company Act of 1940; sections 11, 12(a)(2), and 15 of the Securities Act of 1933; and state law. The Court allowed plaintiffs to proceed against some of the RS defendants with their claims arising under sections 10(b) and 20(a) of the Securities Exchange Act of 1934 and sections 36(b) and 48(a) of the Investment Company Act of 1940.Although initially the Court deferred any ruling on the claims against the named independent trustees, on July 24, 2006, the Court dismissed all remaining claims against the former and current independent trustees of the Trust. The litigation is currently in the discovery phase.

Additional lawsuits arising out of the same circumstances and presenting similar or different or additional allegations may be filed against the Funds, RS Investments, or their affiliates in the future. RS Investments does not believe that the pending consolidated action will materially affect its ability to continue to provide to the Funds the services it has agreed to provide. It is not possible at this time to predict whether the litigation will have any material adverse effect on any of the Funds.

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Notes to Financial Statements (unaudited) (continued)

Note 9 New Accounting Pronouncements

In July 2006, the Financial Accounting Standards Board (FASB) issued FASB Interpretation No. 48, “Accounting for Uncertainty in Income Taxes — an interpretation of FASB Statement No. 109” (“FIN 48”), which clarifies the accounting for uncertainty in tax positions taken or expected to be taken in a tax return. FIN 48 provides guidance on the measurement, recognition, classification and disclosure of tax positions, along with accounting for any related interest and penalties. FIN 48 is effective within the first required financial statement reporting period (semiannual reporting) for fiscal years beginning after December 15, 2006, and is to be applied to all open tax years as of the date of effectiveness. The Trust has concluded that the adoption of FIN 48 did not result in any material impact to the Funds’ financial statements, as applied to open tax years ended December 31, 2004 through December 31, 2006.

In September 2006, FASB issued FASB Statement No. 157, “Fair Value Measurement” (“SFAS 157”), which defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. SFAS 157 is effective for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. The Trust believes the adoption of SFAS 157 will have no material impact on its financial statements.

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Supplemental Information (unaudited)

Approval of the Funds’ Investment Advisory Agreement
The Board of Trustees of the Trust, including all of the Trustees who are not interested persons of the Trust or of RS Investments, met in person on April 30, May 1, and May 24, 2006, to consider approval of a new investment advisory agreement (the “New Advisory Agreement”) between the Funds and RS Investment Management Co. LLC (“RSIM Co.”), the ultimate parent of RS Investment Management, L.P., the Funds’ then-current investment adviser (“RSIM L.P.”). The then-existing investment advisory agreement between the Funds and RSIM, L.P. (the “Then-Existing Advisory Agreement”), was to terminate automatically as a result of its “assignment” (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) upon the consummation of the transaction between RSIM Co. and Guardian Investor Services LLC (“GIS”). (For ease of reference, each of RSIM L.P. and RSIM Co. is referred to as “RS Investments” herein unless the context otherwise requires.) In determining to approve the New Advisory Agreement between the RS Funds and RS Investments, the Trustees considered that they had approved the continuation of the Then-Existing Advisory Agreement, the terms of which were substantially similar to the New Advisory Agreement, for a one-year period commencing April 1, 2006, at their meeting on February 28 and March 1, 2006. In all of their deliberations, the disinterested Trustees were advised by independent counsel for the disinterested Trustees.

The Trustees met with representatives of RS Investments and of GIS, who discussed with the Trustees the capabilities of both firms, and what they saw as the complementary capabilities of the two firms in the areas of investment management and distribution/promotion of mutual fund shares. Those representatives also discussed with the Trustees their expectations as to the management and operations of RS Investments after the transaction and the continuing roles of the current portfolio management teams in the management of each of the Funds.

The Trustees considered that it was not anticipated that there would be any change in the personnel who are engaged in the portfolio management of any Fund as a result of the transaction, and that there would be no increase in the advisory fees or the total expenses for current shareholders of any of the existing Funds as a result of the transaction. The Trustees considered the proposed changes in the governance of RSIM Co., but noted that it was not expected that the new Board of Directors would have any substantial role in the day-today portfolio management of the Funds. The Trustees also considered that the combination of the two advisory firms could benefit shareholders of the Funds because RS Investments would, as a result, likely have a larger and more diverse investment management staff to support the Funds’ portfolio management teams. The Trustees also recognized the potential benefits to RS Investments of an additional owner of the firm with greater financial resources than currently were available from its then-current owners. In addition, they recognized that it was possible the Funds over time could experience reduced expenses both because the combined firms may be in a position to purchase services from third parties for their clients at improved rates and because enhanced distribution capabilities resulting from the combination may result in increases in the size of the Funds and possible reduced expenses through economies of scale.

The Trustees discussed with management and certain portfolio management professionals of RS Investments the expected effect of the transaction on the firm, including the extent to which the transaction is supported by portfolio management personnel. The Trustees considered the likely effect on RS Investments of potential alternative transactions and of maintaining the then-current ownership. The Trustees believed that the transaction offered the best prospects for continued stability of RS Investments in the face of current and expected transitional and generational changes at the firm.

The Trustees also took into consideration the various other arrangements between RSIM Co. and GIS in respect to the transaction, including RSIM Co.’s additional responsibilities relating to the GIS mutual funds, and concluded that it was unlikely that RSIM Co.’s performance of those responsibilities would limit substantially its ability to perform its obligations to the Funds under the New Advisory Agreement.

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Supplemental Information (unaudited) (continued)

On the basis of these factors, the Trustees concluded that it would be in the best interests of each of the Funds to be advised by RSIM Co., employing the Funds’ then-current portfolio management teams, and voted unanimously, including the unanimous vote of the Trustees who are not interested persons of the Funds or of RS Investments or GIS, to approve the New Advisory Agreement in respect to each of the Funds and to recommend to shareholders of each Fund that they approve the Agreement, as well.

Portfolio Holdings and Proxy Voting Procedures
The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q is available on the Securities and Exchange Commission’s Web site at http://www.sec.gov. The Funds’ Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. This information is also available, without charge, upon request, by calling toll-free 1-800-766-FUND [3863].

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities, and information regarding how the Funds voted proxies relating to portfolio securities during the 12-month period ended June 30, 2007, are available (i) without charge, upon request, by calling toll-free 1-800-766-FUND [3863]; (ii) on RS Investments’ Web site at http://www.RSinvestments.com; and (iii) on the Securities and Exchange Commission’s Web site at http://www.sec.gov.

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RS Funds		24-Hour Account Access
Phone:	1-800-766-FUND (3863)	Phone:	1-800-766-FUND (3863), Option 3
Web:	www.RSinvestments.com	Web:	Enter My Account on RS Investments’
E-mail:	funds@rsinvestments.com		Web site

RS Funds

Fund Name (Date of Inception)	Ticker Symbol (Class A)	Portfolio Manager(s)
RS Emerging Growth Fund (11/30/87)	RSEGX	Steve Bishop, Jim Callinan, Melissa Chadwick-Dunn, Allison Thacker, Scott Tracy
RS Growth Fund (05/12/92)	RSGRX	John Seabern, John Wallace
The Information Age Fund® (11/15/95)	RSIFX	Steve Bishop, Allison Thacker
RS MidCap Opportunities Fund (07/12/95)	RSMOX	John Seabern, John Wallace
RS Select Growth Fund (08/01/96)	RSDGX	Steve Bishop, Jim Callinan, Melissa Chadwick-Dunn, Allison Thacker, Scott Tracy
RS Smaller Company Growth Fund (08/15/96)	RSSGX	Scott Tracy, Bill Wolfenden
RS Value Fund (06/30/93)	RSVAX	MacKenzie Davis, David Kelley, Andy Pilara, Joe Wolf
RS Partners Fund (07/12/95)	RSPFX	MacKenzie Davis, David Kelley, Andy Pilara, Joe Wolf
RS Investors Fund (11/15/05)	RSINX	MacKenzie Davis, David Kelley, Andy Pilara, Joe Wolf
RS Global Natural Resources Fund (11/15/95)	RSNRX	MacKenzie Davis, Andy Pilara, Ken Settles
RS Large Cap Value Fund (02/03/03)*	RLCVX	Thomas Cole, Thomas Digenan, Scott Hazen, John Leonard
RS Core Equity Fund (06/01/72)*	GPAFX	Mani Govil
RS Small Cap Core Equity Fund (05/01/97)*	GPSCX	Matthew Ziehl
RS Equity Dividend Fund (07/31/07)	REDAX	Raymond Anello
RS S&P 500 Index Fund (08/07/00)*	GUSPX	Jonathan Jankus, Stewart Johnson
RS Asset Allocation Fund (02/16/93)*	GUAAX	Jonathan Jankus, Stewart Johnson
RS International Growth Fund (02/16/93)*	GUBGX	R. Robin Menzies
RS Emerging Markets Fund (05/01/97)*	GBEMX	Edward Hocknell
RS Investment Quality Bond Fund (02/16/93)*	GUIQX	Howard Chin, Robert Crimmins
RS Low Duration Bond Fund (07/30/03)*	RLDAX	Howard Chin, Robert Crimmins
RS High Yield Bond Fund (09/01/98)*	GUHYX	Ho Wang
RS Tax-Exempt Fund (02/16/93)*	GUTEX	Alexander Grant, Jr.
RS Money Market Fund (11/03/82)*	GCMXX	Alexander Grant, Jr.

*The date of inception is that of the predecessor Fund.

Refer to the prospectus for more information, including management fees and expenses associated with an ongoing investment as well as the special risks associated with investing in small and midsized companies; overweighting investments in certain sectors or industries; investing in the technology sector; investing in a more limited number of issuers and sectors; investing internationally; investing in debt securities; and investing in companies in natural resources industries. Please read it carefully before investing.

Important Notice Regarding Delivery of Shareholder Documents
To reduce expenses, we mail only one copy of a Fund’s prospectus and each annual and semiannual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call us at 1-800-766-3863; or if your shares are held through a financial institution, please contact it directly. We will begin sending you individual copies 30 days after receiving your request.

(The information on this page is not part of the Semiannual report.)

388 Market Street San Francisco CA 94111	www.RSinvestments.com	Call 800-766-FUND

EB-015097 (06/07) SR731_G

Growth Fund
RS Internet Age Fund®

6.30.07

Class A and K Shares

RS Funds		24-Hour Account Access
Phone:	1.800.766.FUND (3863)	Phone:	1.800.766.FUND (3863), option 3
Web:	www.RSinvestments.com	Web:	Enter My Account on RS Investments’
E-mail:	funds @rsinvestments.com		Web site

Performance Update Average Annual Returns as of 06/30/07

	Ticker Symbol	Inception Date	Year- to-Date	1 Year	3 Years	5 Years	Since Inception

Growth Fund

RS Internet Age Fund®, Class A	RIAFX	12/01/99
without sales charge			20.25%	34.46%	11.86%	21.44%	-0.59%
with maximum sales charge			14.49%	28.15%	10.06%	20.26%	-1.23%

RS Internet Age Fund®, Class K†	N/A	03/07/07
without sales charge			—%	—%	—%	—%	19.82%

† RS Internet Age Fund® Class K shares “since inception” return is not annualized and represents cumulative total return. (Inception date: 03/07/07.)

Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. Please keep in mind that any high double-digit returns are highly unusual and cannot be sustained. The Fund’s total gross annual operating expense ratio as of the most current prospectus is as follows: Class A 1.67% and Class K 2.06%. Class A performance quoted “with maximum sales charge” reflects the current maximum sales charge of 4.75%. Please read the prospectus carefully for more information on sales charges as they do not apply in all cases and if applied are reduced for larger purchases. There is no sales charge for Class K shares. Any sales charges are in addition to the Fund’s fees and expenses as detailed in the Fund’s most current prospectus. Fees and expenses are factored into the net asset value of your shares and any performance numbers we release. Total return figures reflect an expense limitation in effect during the periods shown; without such limitation, the performance shown would have been lower. Performance results assume the reinvestment of dividends and capital gains. The return figures shown do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares. Current and month-end performance information, which may be lower or higher than that cited, is available by contacting RS Investments at 1-800-766-FUND and is frequently updated on our Web site: www.RSinvestments.com.

Investing in small- and mid-size companies can involve risks such as having less publicly available information, higher volatility, and less liquidity than in the case of larger companies. Overweighting investments in certain sectors or industries increases the risk of loss due to general declines in the prices of stocks in those sectors or industries. Investments in high-technology and Internet-related sectors may be highly volatile. Funds that concentrate investments in a certain sector may be subject to greater risk than funds that invest more broadly, as companies in that sector may share common characteristics and may react similarly to market developments or other factors affecting their values. Investments in companies in natural resources industries may involve risks including changes in commodities prices, changes in demand for various natural resources, changes in energy prices, and international political and economic developments. Foreign securities are subject to political, regulatory, economic, and exchange-rate risks not present in domestic investments. The value of a debt security is affected by changes in interest rates and is subject to any credit risk of the issuer or guarantor of the security.

This report may be used only when preceded or accompanied by a prospectus. You should carefully consider the investment objectives, risks, charges, and expenses of the RS Funds before making an investment decision. The prospectus contains this and other information—please read it carefully before investing or sending money. Except as noted, numbers are unaudited. To obtain a copy, please call 800-766-FUND or visit www.RSinvestments.com

Distributed by: Guardian Investor Services LLC (GIS), 7 Hanover Square, New York, NY 10004. GIS is a member: FINRA, SIPC.

Except as otherwise specifically stated, all information and portfolio manager commentary, including portfolio security positions, is as of June 30, 2007. The views expressed in the portfolio manager letters are those of the Fund’s portfolio manager(s) and are subject to change without notice. They do not necessarily represent the views of RS Investments or Guardian Investor Services LLC. The letters contain some forward-looking statements providing current expectations or forecasts of future events; they do not necessarily relate to historical or current facts. There can be no guarantee that any forward-looking statement will be realized. We undertake no obligation to publicly update forward-looking statements, whether as a result of new information, future events, or otherwise. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary.

www.RSinvestments.com	1

Highlights

RS Funds Received Four-Star Overall Morningstar Rating™1
 (including the effects of sales charges, loads, and redemption fees)

Based on risk-adjusted returns, RS Partners Fund and RS Emerging Markets Fund (Class A Shares) received an Overall Morningstar Rating™ of four stars from Morningstar, a proprietary research firm, as of June 30, 2007.

Morningstar Ratings As of 06/30/07
RS Fund	Overall Morningstar RatingTM
RS Partners Fund (Out of 500 small blend funds)	««««
RS Emerging Markets Fund (Out of 204 diversified emerging markets funds)	««««

Top Decile and Quartile RS Funds2
The following (Class A Shares) RS Funds were ranked in the top decile or quartile of their peer groups by Lipper for the five- and 10-year periods ended June 30, 2007. Rankings are based on total return.

Lipper Rankings As of 06/30/07
RS Fund	Top Decile	Top Quartile
Five-Year

The Information Age Fund®
Number 10 fund out of 237 funds in the science and technology funds category. It also ranked number 35 out of 283 funds for the one-year period, number 115 out of 257 funds for the three-year period, and number 8 fund out of 45 funds for the 10-year period.

✓

RS Partners Fund
Number 3 fund out of 442 funds in the small-cap core funds category. It also ranked number 313 out of 732 funds for the one-year period, number 33 out of 564 funds for the the three-year period, and number 9 fund out of 150 funds for the 10-year period.

✓

RS Value Fund
Number 7 fund out of 177 funds in the mid-cap value funds category. It also ranked number 69 out of 297 funds for the one-year period, number 15 out of 232 funds for the three-year period, and number 48 out of 53 for the 10-year period.

✓

RS Global Natural Resources Fund
Number 14 fund out of 75 funds in the natural resources funds category. It also ranked number 123 out of 132 funds for the one-year period, number 50 out of 94 funds for the three-year period, and number 27 out of 38 funds for the 10-year period.

✓

RS Growth Fund
Number 71 fund out of 338 funds in the multi-cap growth funds category. It also ranked number 168 out of 514 funds for the one-year period, number 116 out of 410 funds for the three-year period, and number 75 out of 132 funds for the 10-year period.

✓

2	Call 1.800.766.FUND

Lipper Rankings As of 06/30/07
RS Fund	Top Decile	Top Quartile
Five-Year (continued)

RS MidCap Opportunities Fund
Number 45 fund out of 383 funds in the mid-cap growth funds category. It also ranked number 284 out of 608 funds for the one-year period, number 214 out of 485 funds for the three-year period, and number 38 fund out of 159 funds for the 10-year period.

✓

RS Tax-Exempt Fund
Number 34 fund out of 207 funds in the general municipal funds category. It also ranked number 76 out of 236 funds for the one-year period, number 38 out of 221 Funds for the three-year period, and number 16 out of 130 for the 10-year period.

✓
10-Year

RS Emerging Markets Fund
Number 15 fund out of 81 funds in the emerging markets funds category. It also ranked number 133 out of 239 funds for the one-year period, number 34 out of 189 for the three-year period, and number 51 out of 159 for the five-year period.

✓

RS Select Growth Fund
Number 34 fund out of 156 funds in the small-cap growth funds category. It also ranked number 195 out of 565 funds for the one-year period, number 436 out of 458 funds for the three-year period, and number 338 out of 380 funds for the 5-year period.

✓

The information contained herein was obtained from sources we believe to be reliable and we have attempted to insure accuracy. Investors relying on information contained herein are encouraged to verify this information directly with the rating agency or through independent sources.

1

© 2006 Morningstar, Inc. All rights reserved. The information contained herein: (1) is proprietary to Morningstar; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete, or timely. Neither Morningstar nor its content providers is responsible for any damages or losses arising from any use of this information. Past performance does not guarantee future results.

Please note, some of the Morningstar proprietary calculations, including the Morningstar Rating™, are not customarily calculated based on adjusted historical returns. The evaluation of this investment does not affect the retail mutual fund data published by Morningstar. For each retail mutual fund with at least three-year history, Morningstar calculates a Morningstar Rating™ based on Morningstar Risk-Adjusted Return measure that accounts for variation in a fund’s monthly performance (including the effects of sales charges, loads, and redemption fees), placing more emphasis on downward variations and rewarding consistent performance. The top 10% of funds in each category receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars and bottom 10% receive 1 star. (Each share class is counted as a fraction of one fund within this scale and rated separately, which may cause slight variations in the distribution percentages.) The Overall Morningstar Rating for a retail mutual fund is derived from a weighted average of the performance figures associated with its three-, five- and ten-year (if applicable) Morningstar Rating metrics. This investment’s independent Morningstar Rating metric is then compared against the retail mutual fund universe breakpoints to determine its hypothetical rating.

RS Partners Fund was rated against the following numbers of U.S.-domiciled Small Blend funds over the following time periods: 500 funds in the last three years, 393 funds in the last five years, and 148 funds in the last 10 years. With respect to these Small Blend funds, RS Partners Fund received a Morningstar Rating of 4 stars, 5 stars, and 4 stars for the three-, five-, and 10-year periods. RS Emerging Markets Fund was rated against the following numbers of U.S.-domiciled Diversified Emerging Markets funds over the following time periods: 204 funds in the last three years, 179 funds in the last five years, and 91 funds in the last 10 years. With respect to these Diversified Emerging Markets funds, RS Emerging Markets Fund received a Morningstar Rating of 3 stars, 3 stars, and 4 stars for the three-, five-, and 10-year periods.

Performance quoted represents past performance and does not guarantee future results.

2

© 2006 REUTERS. Lipper rankings are based on total return with dividends reinvested and do not take into account or reflect sales charges. Lipper, a wholly owned subsidiary of Reuters, is a leading global provider of mutual fund information and analysis to fund companies, financial intermediaries, and media organizations. Lipper clients manage more than 95% of U.S. fund assets. The firm, founded in 1973 and headquartered in New York, tracks 125,000 funds worldwide through its offices in major financial capitals in North America, Europe, and Asia. Read the following restrictions: Information on this page has been sourced from Lipper, a Reuters Company (“Lipper Content”). All such information is protected by copyright: © 2006 REUTERS. All rights reserved. Any copying, republication, or redistribution of Lipper Content is expressly prohibited without the prior written consent of Lipper. Lipper and its parent and affiliated companies will not be liable for any errors or delays in the content or for any actions taken in reliance thereon. LIPPER and the LIPPER Corporate Marks are proprietary trademarks of Lipper, a Reuters Company. For additional information on the other Lipper Services, please visit the Lipper Web site at http://www.lipperweb.com.

Market volatility can affect short-term performance. Favorable ratings do not necessarily indicate positive returns. Please visit www.RSinvestments.com for more information on the RS Funds.

www.RSinvestments.com	3

CEO’s Letter

Terry R. Otton
CEO, RS Investments

June 30, 2007

Dear Fellow Shareholders,

The first six months of the year provided a strong tail-wind for the RS fund family. In fact, each RS equity fund delivered positive returns, and a majority of them outperformed their average Morningstar category peer. The markets were up for the reporting period, and many of our funds were up even more.

Fast forward a few weeks into August and, as I write this letter, the market has taken a decidedly different tone. Subprime loan concerns have rippled through the markets causing investors everywhere to re-evaluate risk.

Our funds were not immune to the market weakness over this more recent period. Overall, our short-term results reflected those of the broader market.

In the face of the market turmoil, our portfolio managers remain steadfast in their focus on the impact this or other potential fallout may have on companies in which they invest. While these developments certainly make their jobs more challenging, the portfolio managers of each Fund believe that the Fund’s holdings continue to be consistent with its objective and strategy, and they will continue to monitor the Fund’s holdings carefully in light of further developments. Overall, our research continues to give us confidence in the fundamental business prospects of the companies in our funds.

We’ve been managing shareholders’ assets for over 21 years and have weathered many market cycles and environments. Our long-term results reflect an adherence to a sound investment process which has been honed by a team of dedicated and passionate investment professionals. As long-term fundamental investors, we believe our experience sets us apart and provides much-needed perspective, particularly in times like these.

In fact, our investment approach has generated meaningful results over the long term. On a relative basis, 73%, 67%, 58% and 69% of RS funds ranked

4	Call 1.800.766.FUND

in the top half of their peer groups for the 1-, 3-, 5-, and 10-year periods, respectively (according to Morningstar)*. The numbers for RS’ actively managed equity funds are even stronger.

Successful investing requires a sound strategy and, at times, the fortitude to stick with it through thick and thin. We believe that, with RS, you’ve hired the right team as your investment partner to help you reach your long-term goals.

Commitment to Excellence

The long-term performance of the RS funds reflects strength across all areas of our business. We have always believed that if we hire and retain the best people and provide a culture that encourages integrity, passion, and excellence, we would be able to endure the ups and downs of the markets and provide long-term investment excellence. Moreover, we continue to work at getting better at everything we do.

Most recently, we have focused on further strengthening our investment teams. In May, we promoted several long-time analysts to co-managers on the RS Emerging Growth and RS Select Growth Funds and adopted a team approach on the RS MidCap Opportunities, RS Growth, and RS Smaller Company Growth Funds. We also welcomed Christopher Clark to the Growth team as an analyst specializing in healthcare, adding not only depth, but additional breadth to our coverage. Overall, members of the RS Growth team have an average of nearly 14 years of experience in investment management.

We continued to invest in our Value team as well. Experienced analysts Martin Engel, Joseph Mainelli and Clinton Yara joined this year and now bring the team to eleven members strong, averaging nearly 14 years of experience. This team is led by five portfolio managers who have an average of 19 years of experience in the industry.

Similarly, the RS Core team has strengthened both in numbers and depth of talent with the addition of two members this year, Adam Weiner and Sudip Lahiri. This ten-person team averages over 11 years of experience, including an average 17 years at the portfolio-manager level.

RS Investments also offers extensive fixed-income research and investment capability through our sub-adviser, Guardian Investor Services LLC. The Fixed Income Team consists of 28 seasoned investment professionals, including portfolio managers, traders, credit analysts, and quantitative risk-management specialists. Together they bring a wealth of experience and insight to the fixed-income strategies offered by RS Investments.

These significant investments in experienced investment professionals are designed to sustain and build upon the unique advantages the RS investment process provides, and for which you hired us. As fundamental investors, we value experience and believe the strength and depth of our investment teams places RS Investments firmly in the top echelon of the industry.

We are well prepared to help you with your financial planning needs. Financial planning for future retirement, children’s education, etc. requires prudent asset allocation and risk management. As discussed above, our diverse suite of products spans the investment spectrum, providing essential elements of long-term, solution-driven financial strategies.

Product Innovation

In July, we introduced RS Equity Dividend Fund. This new offering seeks to capitalize on the strength of companies which we believe have the potential to grow the dividends they pay to shareholders. The portfolio will be managed by 19-year industry veteran Ray Anello and supported by the experienced RS Core team mentioned above.

This new product is intended to complement the large-cap RS Core Equity Fund and RS Small Cap Core Equity Fund. Investors planning for retirement and seeking current income and long-term growth may want to give RS Equity Dividend Fund a close look.

Our Commitment to Investors

We humbly accept the fiduciary trust you have placed in us and are committed to serving your investment

www.RSinvestments.com	5

CEO’s Letter (continued)

needs with the highest integrity and transparency in everything we do.

For the last 21 years, RS has remained focused on cultivating a culture of excellence and delivering results to our shareholders and clients through exceptional service and long-term performance. We believe our culture is a key factor in our ability to attract and retain experienced professionals who work so diligently and passionately on your behalf.

When you have a moment, please visit our Web site at www.RSinvestments.com. You’ll find useful information aimed at keeping you informed about your investments with us, including bios on our people, performance updates, details about the investments our portfolio managers and employees have in your funds, quarterly investment commentary, portfolio holdings and much more.

On behalf of all of us at RS Investments, we thank you for the trust and confidence you’ve placed in us.

Sincerely,

Terry Otton
Chief Executive Officer

*Not all funds have been in existence for every time period, and performance numbers for some funds include periods before RS Investments became the funds’ investment advisor. © 2007 Morningstar, Inc. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete, or timely. Neither Morningstar nor its content providers is responsible for any damages or losses arising from any use of this information. Past performance does not guarantee future results.

RS Funds (Class A)	Morningstar Category	1-Yr Total Return 06/30/06- 06/30/07 Rank/Count	3-Yr Total Return 06/30/04- 06/30/07 Rank/Count	5-Yr Total Return 06/30/02 06/30/07 Rank/Count	10-Yr Total Return 06/30/97 06/30/07 Rank/Count

RS Emerging Growth Fund	Small Growth	185-791	340-645	249-533	53-231

RS Growth Fund	Large Growth	309-1687	129-1426	50-1151	148-471

The Information Age Fund®	Specialty-Technology	33-310	113-283	8-260	7-51

RS Internet Age Fund®	Specialty-Technology	1-310	53-283	6-260	N/A

RS MidCap Opportunities Fund	Mid-Cap Growth	396-983	292-814	82-662	60-269

RS Select Growth Fund	Small Growth	203-791	515-645	394-533	37-231

RS Smaller Company Growth Fund	Small Growth	506-791	383-645	252-533	54-231

RS Value Fund	Mid-Cap Blend	74-473	15-385	8-317	94-132

RS Partners Fund	Small Blend	233-625	36-500	4-393	10-148

RS Investors Fund	Mid-Cap Blend	63-473	N/A	N/A	N/A

RS Global Natural Resources Fund	Specialty-Natural Resources	109-172	50-123	13-91	26-55

RS Core Equity Fund	Large Blend	21-2035	288-1598	633-1237	395-527

RS Small Cap Core Fund	Small Growth	78-791	192-645	157-533	77-231

RS Asset Allocation	Large Blend	1472-2035	1073-1598	710-1237	280-527

RS S&P 500 Index Fund	Large Blend	711-2035	788-1598	543-1237	N/A

RS Large Cap Value Fund	Large Value	613-1346	256-1099	N/A	N/A

RS Emerging Markets Fund	Diversified Emerging Markets	128-258	29-204	45-179	11-91

RS International Growth Fund	Foreign Large Growth	148-222	64-183	91-155	34-60

RS Tax-Exempt Fund	Muni National Long	72-272	32-257	30-244	15-181

RS High Yield Bond Fund	High Yield Bond	212-540	246-463	233-378	N/A

RS Investment Quality Bond Fund	Intermediate-Term Bond	394-1088	396-965	337-796	146-404

RS Low Duration Bond Fund	Short-Term Bond	167-434	174-364	N/A	N/A

6	Call 1.800.766.FUND

Portfolio Manager Biographies

Our People
At RS Investments we believe that our people and their processes are what set us apart and differentiate our family of Funds. By building on a foundation of high-quality individuals with extensive investment experience, exceptional educational backgrounds, and a wide variety of professional experience and knowledge, we have established a most remarkable organization.

Steve J. Bishop (RS)
has been co-portfolio manager of The Information Age Fund® since July 2001, of RS Emerging Growth Fund since January 2007, and of RS Select Growth Fund (previously RS Diversified Growth Fund) since May 2007. Mr. Bishop joined RS Investments in 1996 as a research analyst, primarily covering the technology sector. Prior to joining the firm, he worked as an analyst in the corporate finance department of Dean Witter Reynolds, Inc. for three years. Mr. Bishop holds a B.A. in economics from the University of Notre Dame and an M.B.A. from Harvard Business School.

Allison K. Thacker (RS)
has been a co-portfolio manager of The Information Age Fund® since April 2003, of RS Emerging Growth Fund since January 2007, and of RS Select Growth Fund (previously RS Diversified Growth Fund) since May 2007. Prior to joining RS Investments in 2000 as an analyst covering Internet and consumer discretionary stocks, she worked as a summer associate at Putnam Investments, and, prior to that, she was an analyst in the energy group at Merrill Lynch & Company for two years. Ms. Thacker holds a B.A. in economics from Rice University and an M.B.A. from Harvard Business School.

The Statement of Additional Information provides further information about the portfolio managers, including information regarding their compensation, other accounts they manage, and their ownership interests in the Funds. For information on how to receive a copy of the Statement of Additional Information, please see the back cover of the Prospectus or visit our Web site at www.RSinvestments.com.

www.RSinvestments.com	7

RS Internet Age Fund®

Co-Portfolio Managers
Steve Bishop
Allison Thacker

Investment Style

Large-Cap	Mid-Cap	Small-Cap

Value	Blend	Growth

Fund Philosophy
RS Internet Age Fund® seeks long-term capital appreciation by identifying high-quality companies and business models in emerging and rapid-growth sectors, whose prospects are likely to benefit from the development of the Internet. Investment criteria include increasing market share, high margin potential, a proprietary advantage, and a management team able to leverage that advantage. We conduct fundamental research, including extensive travel and frequent visits with company management teams. We seek to adapt quickly to industry developments. The Fund is intended for investors with long-term investment horizons.

Investment Process
RS Internet Age Fund® seeks long-term capital appreciation from companies that we believe are likely to benefit from the development of the Internet. The Fund will own companies of any size market capitalization and will own companies in or outside the United States, particularly if we believe they are leaders in their market segments. We have historically invested a significant portion of the Fund in small- to mid-capitalization companies because we think they often have the best growth characteristics. We use fundamental, bottom-up research combined with quantitative screens to drive our investments process. We are looking for significant long-term revenue growth and may invest in companies outside of the technology sector if they are primary beneficiaries of the Internet. We will occasionally invest in down-and-out companies that have had temporary missteps, with the belief that they will return to fast growth over the intermediate to longer term.

Performance
RS Internet Age Fund® (Class A Shares) had a solid second quarter performance, rising 14.22% compared with 10.00% for the benchmark TheStreet.com Internet Sector (DOTSM) Index3. Contrary to the past few years when there was a significant correction during in the first half of the year, continued merger-and-acquisition (M&A) activity, positive fundamentals in the Internet and software sectors, and leaner inventories and new product cycles in the semiconductor and hardware sector has created a solid backdrop for tech stocks. For the year-to-date ended June 30, 2007, the Fund gained 20.25% vs. 10.01% for the benchmark.

Portfolio Review
The Internet sector continued to show strong performance in the second quarter. M&A activity is high, and one of our largest positions, aQuantive (0.00% of assets as of 06/30/07), was acquired by Microsoft (0.00%) in May. This was the largest acquisition Microsoft has made, and the high premium paid (+85%) demonstrates how important its success in the Internet space has become for Microsoft. Most of the deals in 2007 have been large Internet companies buying smaller companies for technology that helps them better monetize Web traffic.

The Fund also owns Omniture (1.15%), whose technology is in high demand, with revenue growth of more than 75% annually. Omniture’s technology allows companies to assess the performance of their Web site and online advertising campaigns and to make improvements that drive up spending on the Web site. We expect companies to eventually shift toward acquisitions that help them reaccelerate top-line growth, but currently most companies still see an easy win with investments that simply improve the performance of their current business.

The9 Limited (4.73%) has been a strong performer this year. The company operates the most popular multi-player online game in China: World of Warcraft. Investors are anticipating that a major new content release this summer will reaccelerate revenues and earnings for The9 Limited. Given its success in operating World of Warcraft, the company has become the licensor of choice for game developers who want to launch their games in China but do not have a physical

8	Call 1.800.766.FUND

presence in that market. This has meant that the company’s pipeline of games has risen significantly, which we think is important for the company given that eventually World of Warcraft will begin to slow.

One of our worst performers for the quarter was Netflix (1.84%). As the company has added several million online subscribers to its DVD rental service, it has hurt Blockbuster’s (0.00%) physical store rental business. Blockbuster started an online DVD rental service to compete with Netflix and historically had a fairly similarly priced service with weak technology and selection. This year Blockbuster added an offering that combined in-store and by-mail delivery. This service is priced very competitively with Netflix and is actually causing Blockbuster to lose significant amounts of money. It is also hurting Netflix’s ability to add new subscribers, however. Given that Blockbuster has a large debt burden, we do not believe that it can maintain its current pricing strategy for long, although, Netflix’s stock will likely remain weak until Blockbuster raises prices on its service.

In the hardware and semiconductor sector, we had strong performance from O2 Micro International (6.81%), a maker of analog and mixed-signal semiconductors that help manage the power for notebook computers, liquid-crystal display (LCD) monitors, and, televisions. The company’s fundamentals were strong in the first quarter and look good for the remainder of the year. The company is also in the later stages of its drawn-out legal battles and we believe it will start seeing financial benefit from a legal settlement; we expect that it should also begin to see its overall legal costs decline significantly in the second half of 2007 and beyond. This should remove a significant overhang for the stock, and we expect that investors will likely focus on the company’s strong fundamentals and relatively cheap valuation.

Another solid performer was Synaptics (3.14%), a maker of capacitance touch-sensing technology (for touch-pads on notebook computers or click wheels on MP3 players). The stock rebounded nicely after poor performance during the first quarter after reporting very strong revenues but slightly weak gross margins. Over the longer term, we see buttonless cell phones and smart phones (similar to Apple’s (0.00%) new iPhone) and GPS devices as very large incremental opportunities as we think Synaptics’ touch-sensing technology would be a key enabler in the displays of these devices.

As in the first quarter, Rackable Systems (0.00%), a maker of server and storage products for corporate or Internet data centers, detracted from returns. We had reduced our exposure in March, and as the company continued to see pricing pressure from their larger competitors leading to weak margins and poor revenue growth, we exited entirely at the beginning of the second quarter.

Outlook
In the most recent quarter, the Fund had approximately 34% year-over-year revenue growth and is trading at a price-to-earnings-growth ratio of less than one time. This has historically been a reasonable valuation level, and we feel bullish about our holdings’ ability to grow revenues and earnings. Assuming the economy remains solid for the remainder of the year, we believe tech spending should be steady, leading to solid earnings growth. We continue to own significant weightings in Internet media and online advertising names as well as Internet-infrastructure stocks. We believe that our emerging growth style of technology investing has us positioned to outperform in this environment. Thank you for your support.

Sincerely,

Steve Bishop	Allison Thacker
Co-Portfolio Manager	Co-Portfolio Manager

www.RSinvestments.com	9

RS Internet Age Fund® (continued)

Investing in small- and mid-size companies can involve risks such as having less publicly available information, higher volatility, and less liquidity than in the case of larger companies. Funds that concentrate investments in a certain sector may be subject to greater risk than funds that invest more broadly, as companies in that sector may share common characteristics and may react similarly to market developments or other factors affecting their values. Investments in high-technology and Internet-related sectors may be highly volatile. Companies in these sectors operate in markets that are characterized by rapid change, evolving industry standards, frequent new service and product announcements, introductions, enhancements and changing customer demands.

Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary.

Except as otherwise specifically stated, all information and portfolio manager commentary, including portfolio security positions, is as of June 30, 2007.

10	Call 1.800.766.FUND

Assets Under Management: $64,176,826	Data as of June 30, 2007

Sector Allocation[1]

Top Ten Holdings[2]

Company	Percentage of Total Net Assets

O2Micro International Ltd.	6.81%

Google, Inc.	5.08%

The9 Ltd.	4.73%

GSI Commerce, Inc.	4.57%

Marchex, Inc.	4.53%

Submarino SA	3.77%

Yahoo! Inc.	3.23%

Synaptics, Inc.	3.14%

Digital River, Inc.	3.11%

Nintendo Co. Ltd.	3.06%

Total	42.03%

1

The Fund’s holdings are allocated to each sector based on their Russell classification. If a holding is not classified by Russell, it is assigned a Russell designation by RS Investments. Cash includes short-term investments and net other assets and liabilities.

2	Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities.
3

TheStreet.com Internet Sector (DOTSM) Index is an unmanaged, equal dollar-weighted index composed of leading companies involved in Internet commerce, service, and software. Index results do not assume the reinvestment of dividends paid on the stocks constituting the index. You may not invest in the index and, unlike the Fund, the index does not incur fees or expenses.

www.RSinvestments.com	11

RS Internet Age Fund®

Performance Update Average Annual Total Returns as of 06/30/07

	Inception Date	Year-to-Date	1 Year	3 Years	5 Years	Since Inception

Class A Shares	12/01/99
without sales charge		20.25%	34.46%	11.86%	21.44%	-0.59%
with maximum sales charge		14.49%	28.15%	10.06%	20.26%	-1.23%

Class K Shares†	03/07/07	—	—	—	—	19.82%
without sales charge

TheStreet.com Internet Sector
(DOTSM) Index[3]		10.01%	31.12%	15.36%	23.15%	-14.91%
						Since Class A
						shares inception

S&P GSTITM Composite Index[4]		10.09%	26.20%	7.29%	11.19%	-6.63%
						Since Class A
						shares inception

S&P 500® Index[5]		6.96%	20.59%	11.67%	10.71%	2.62%
						Since Class A
						shares inception

4

The S&P GSTI™ Composite Index is a modified capitalization-weighted index based on a universe of technology-related stocks. Index results do not assume the reinvestment of dividends paid on the stocks constituting the index. Unlike the Fund, the index does not incur fees or expenses.

5

The S&P 500® Index is an unmanaged market-capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Index results assume the reinvestment of dividends paid on the stocks constituting the index. You may not invest in the index, and, unlike the Fund, the index does not incur fees and expenses.

†	RS Internet Age Fund® Class K shares “since inception” return is not annualized and represents cumulative total return. (Inception date: 03/07/07.)

Results of a Hypothetical $10,000 Investment If invested on 12/01/99
The chart above shows the performance of a hypothetical $10,000 investment made in Class A shares of RS Internet Age Fund® and in the TheStreet.com Internet Sector (DOTSM) Index, the S&P GSTITM Composite Index, and the S&P 500® Index. The starting point of $9,525 for Class A shares reflects the current maximum sales charge of 4.75%. A hypothetical $10,000 investment made upon the commencement of offering Class K shares (03/07/07) would have the following values as of June 30, 2007: $11,982. While Class K shares have a higher starting value than Class A shares because they do not impose a sales charge on purchase, they have higher annual expenses and therefore day to day performance is lower than that of Class A shares.

Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. Please keep in mind that any high double-digit returns are highly unusual and cannot be sustained. The Fund’s total gross annual operating expense ratio as of the most current prospectus is as follows: Class A 1.67% and Class K 2.06%. Class A performance quoted “with maximum sales charge” reflects the current maximum sales charge of 4.75%. Please read the prospectus carefully for more information on sales charges as they do not apply in all cases and if applied are reduced for larger purchases. There is no sales charge for Class K shares. Any sales charges are in addition to the Fund’s fees and expenses as detailed in the Fund’s most current prospectus. Fees and expenses are factored into the net asset value of your shares and any performance numbers we release. Total return figures reflect an expense limitation in effect during the periods shown; without such limitation, the performance shown would have been lower. Performance results assume the reinvestment of dividends and capital gains. The return figures shown do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares. Current and month-end performance information, which may be lower or higher than that cited, is available by contacting RS Investments at 1-800-766-FUND and is frequently updated on our Web site: www.RSinvestments.com.

12	Call 1.800.766.FUND

Understanding Your Fund’s Expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including as applicable, sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees and exchange fees; and (2) ongoing costs, including investment advisory fees, distribution (12b-1) fees, and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual fund.

The examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated. The table below shows the Funds’ expenses in two ways:

Expenses based on actual return This section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” for your Fund to estimate the expenses you paid on your account during this period. A maintenance fee of $12.00 that is charged once a year may apply for IRAs. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Expenses based on hypothetical 5% return for comparison purposes This section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with the costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A maintenance fee of $12.00 that is charged once a year may apply for IRAs. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or exchange fees. Therefore the second section is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher.

		Beginning Account Value 01/01/07	Ending Account Value 06/30/07	Expenses Paid During Period* 01/01/07-06/30/07	Expense Ratio During Period* 01/01/07-06/30/07

Based on Actual Return

RS Internet Age Fund®	Class A	$1,000.00	$1,202.50	$9.22	1.69%
	Class K**	1,000.00	1,198.20	5.85	1.69%

Based on Hypothetical Return (5% return before expenses)

RS Internet Age Fund®	Class A	$1,000.00	$1,016.42	$8.44	1.69%
	Class K**	1,000.00	1,010.43	5.35	1.69%

*	Expenses are equal to the Fund’s annualized expense ratio as indicated, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

**	Commencement of operations was March 8, 2007.

www.RSinvestments.com	13

Financial Information

Six-Month Period Ended June 30, 2007

Schedule of Investments – RS Internet Age Fund®

June 30, 2007 (unaudited)	Shares	Value

Common Stocks — 92.4%
Advertising Agencies — 7.2%
Marchex, Inc., Class B	177,970	$2,904,470
ValueClick, Inc.(1)	58,640	1,727,534
		4,632,004
Communications Technology — 4.1%
AudioCodes Ltd.(1)	46,040	258,745
Cbeyond, Inc.(1)	25,640	987,396
Juniper Networks, Inc.(1)	30,020	755,603
NETGEAR, Inc.(1)	17,010	616,613
		2,618,357
Computer Services, Software & Systems — 21.0%
Adobe Systems, Inc.(1)	10,850	435,628
Akamai Technologies, Inc.(1)	11,830	575,411
Ariba, Inc.(1)	82,540	817,971
Citrix Systems, Inc.(1)	27,970	941,750
Concur Technologies, Inc.(1)	41,530	948,961
Digital River, Inc.(1)	44,100	1,995,525
Equinix, Inc.(1)	11,910	1,089,408
Informatica Corp.(1)	91,220	1,347,319
Nuance Communications, Inc.(1)	41,540	694,964
Omniture, Inc.(1)	32,320	740,774
Salesforce.com, Inc.(1)	20,930	897,060
Sigma Designs, Inc.(1)	21,720	566,675
Submarino SA, GDR 144A(2),(3)	29,040	2,419,999
		13,471,445
Computer Technology — 4.6%
Limelight Networks, Inc.(1)	46,380	917,396
Synaptics, Inc.(1)	56,360	2,017,125
		2,934,521
Consumer Electronics — 17.5%
DTS, Inc.(1)	20,400	444,108
Google, Inc., Class A(1)	6,230	3,260,657
Netflix, Inc.(1)	60,810	1,179,106
The9 Ltd., ADR(1),(4)	65,630	3,036,044
THQ, Inc.(1)	40,730	1,243,080
Yahoo! Inc.(1)	76,340	2,071,104
		11,234,099
Consumer Products — 3.1%
Nintendo Co. Ltd., ADR(4)	42,880	1,966,048
		1,966,048
Electronics — 1.4%
Daktronics, Inc.	41,920	900,442
		900,442
Electronics - Semiconductors & Components — 15.7%
AMIS Holdings, Inc.(1)	84,980	1,063,950
FormFactor, Inc.(1)	26,930	1,031,419
Hittite Microwave Corp.(1)	10,010	427,727
Netlogic Microsystems, Inc.(1)	43,470	1,384,085
O2Micro International Ltd., ADR(1),(4)	394,680	4,371,081
PLX Technology, Inc.(1)	143,210	1,598,224
Techwell, Inc.(1)	17,500	229,250
		10,105,736
Electronics - Technology — 1.0%
Super Micro Computer, Inc.(1)	64,450	645,144
		645,144

June 30, 2007 (unaudited)	Shares	Value

Health Care Services — 1.2%
WebMD Health Corp., Class A(1)	15,830	$745,118
		745,118
Insurance - Property & Casualty — 0.7%
PROS Holdings, Inc.(1)	35,930	470,683
		470,683
Printing & Copying Services — 2.2%
VistaPrint Ltd.(1)	37,760	1,444,320
		1,444,320
Production Technology Equipment — 0.6%
Varian Semiconductor Equipment Associates, Inc.(1)	9,645	386,379
		386,379
Retail — 7.0%
Blue Nile, Inc.(1)	15,370	928,348
GSI Commerce, Inc.(1)	129,080	2,931,407
Shutterfly, Inc.(1)	28,370	611,373
		4,471,128
Services - Commercial — 1.6%
Ctrip.com International Ltd., ADR(4)	12,970	1,019,831
		1,019,831
Utilities - Telecommunications — 3.5%
NII Holdings, Inc.(1)	15,950	1,287,803
Time Warner Telecom, Inc., Class A(1)	49,040	985,704
		2,273,507

Total Common Stocks (Cost $44,193,411)		59,318,762

	Shares	Value

Other Investments - For Trustee
Deferred Compensation Plan — 0.1%
RS Core Equity Fund, Class Y(5)	33	1,404
RS Emerging Growth Fund, Class Y(5)	12	467
RS Emerging Markets Fund, Class A(5)	1	34
RS Global Natural Resources Fund, Class Y(5)	271	9,911
RS Growth Fund, Class Y(5)	27	452
RS Investors Fund, Class Y(5)	304	3,919
RS MidCap Opportunities Fund, Class Y(5)	115	1,858
RS Partners Fund, Class Y(5)	187	7,204
RS Smaller Company Growth Fund, Class Y(5)	108	2,491
RS Value Fund, Class Y(5)	4	131
Total Other Investments (Cost $23,178)		27,871

	Shares	Value

Short-Term Investments — 9.0%
Federated Prime Obligations Fund, Class B(6)	2,586,370	2,586,370
SSgA Prime Money Market Fund(6)	3,209,232	3,209,232
Total Short-Term Investments (Cost $5,795,602)		5,795,602

The accompanying notes are an integral part of these financial statements.

www.RSinvestments.com	15

Schedule of Investments – RS Internet Age Fund® (continued)

June 30, 2007 (unaudited)	Principal Amount	Value

Repurchase Agreement — 1.0%
State Street Bank and Trust Co.
Repurchase Agreement, 5.13%,
dated 6/29/07, maturity value of
$630,269, due 7/2/07, collateralized
by $640,000 in FHLB, 6.05%,
due 2/21/17, with a value of
$647,200	$630,000	$630,000
Total Repurchase Agreement (Cost $630,000)		630,000

Total Investments — 102.5% (Cost $50,642,191)		65,772,235

Other Liabilities, Net – (2.5)%		(1,595,409)

Total Net Assets – 100.0%		$64,176,826

(1)	Non income-producing security.
(2)

Securities that may be resold in transactions, exempt from registration under Rule 144A of the Securities Act of 1933, normally to certain qualified buyers. The aggregate market value as a percentage of net assets of the securities as of June 30, 2007 was 3.8%. These securities have been deemed liquid by the investment adviser pursuant to the Fund’s liquidity procedures approved by the Board of Trustees.

(3)	GDR — Global Depositary Receipt.
(4)	ADR — American Depositary Receipt.
(5)	Investments in designated RS Mutual Funds under a deferred compensation plan adopted for disinterested Trustees. See 3b in Notes to Financial Statements.
(6)	Money Market Fund registered under the Investment Company Act of 1940.

The accompanying notes are an integral part of these financial statements.

16	Call 1.800.766.FUND

Financial Information – RS Internet Age Fund®

Statement of Assets and Liabilities As of June 30, 2007 (unaudited)

Assets
Investments, at value	$65,772,235
Cash and cash equivalents	854
Receivable for investments sold	539,308
Receivable for fund shares subscribed	46,623
Dividends/interest receivable	28,866
Prepaid expenses	2,135
Total Assets	66,390,021

Liabilities
Payable for investments purchased	2,013,528
Payable to adviser	52,518
Deferred trustees’ compensation	27,871
Payable to distributor	13,130
Payable for fund shares redeemed	1,256
Accrued expenses/other liabilities	104,892
Total Liabilities	2,213,195

Total Net Assets	$64,176,826

Net Assets Consist of:

Paid-in capital	158,693,754
Accumulated undistributed net investment loss	(181,160)
Accumulated net realized loss from investments and securities sold short	(109,465,812)
Net unrealized appreciation on investments	15,130,044
Total Net Assets	$64,176,826

Investments, at Cost	$50,642,191

Pricing of Shares
Net Assets:
Class A	$64,175,777
Class K	1,049
Shares of Beneficial Interest Outstanding with No Par Value:
Class A	6,711,690
Class K	110
Net Asset Value Per Share:
Class A	$9.56
Class K	$9.55
Sales Charge Class A (Load)	4.75%
Maximum Offering Price Per Class A Share	$10.04

The accompanying notes are an integral part of these financial statements.

www.RSinvestments.com	17

Financial Information – RS Internet Age Fund® (continued)

Statement of Operations For the Six Month Period Ended June 30, 2007 (unaudited)

Investment Income
Interest	$93,033
Dividends	268,620
Withholding taxes on foreign dividends	(2,377)
Total Investment Income	359,276

Expenses
Investment advisory fees	306,171
Distribution fees	76,543
Transfer agent fees	65,908
Shareholder reports	16,351
Registration fees	12,041
Administrative service fees	11,447
Custodian fees	10,603
Professional fees	7,432
Trustees’ fees and expenses	4,680
Insurance expense	1,553
Other expense	4,418
Total Expenses	517,147
Less: Fee waiver by adviser	(42)
Custody credits	(170)
Total Expenses, Net	516,935

Net Investment Loss	(157,659)

Realized Gain and Change in Unrealized
Appreciation on Investments and Securities Sold Short
Net realized gain from investments	11,029,383
Net realized gain from securities sold short	339
Net change in unrealized appreciation on investments	367,585
Net change in unrealized appreciation on securities sold short	130,840
Net Gain on Investments and Securities Sold Short	11,528,147
Net Increase in Net Assets Resulting from Operations	$11,370,488

The accompanying notes are an integral part of these financial statements.

18	Call 1.800.766.FUND

Statement of Changes in Net Assets Six-month ended numbers are unaudited

	For the Six Months Ended 6/30/07	For the Year Ended 12/31/06

Operations
Net investment loss	$(157,659)	$(1,020,953)
Net realized gain on investments and securities sold short	11,029,722	7,367,890
Net change in unrealized appreciation/(depreciation)	498,425	(5,967,277)
Net Increase in Net Assets Resulting from Operations	11,370,488	379,660
Distribution to Shareholders
Investment income
Class A	—	—
Class K	—	—
Realized gain on investments
Class A	—	—
Class K	—	—
Total Distributions	—	—
Capital Share Transactions
Proceeds from sales of shares	925,911	12,665,295
Cost of shares redeemed	(13,299,704)	(33,070,545)
Net Decrease in Net Assets Resulting from Capital Share Transactions	(12,373,793)	(20,405,250)
Net Decrease in Net Assets	(1,003,305)	(20,025,590)
Net Assets
Beginning of Period	65,180,131	85,205,721
End of Period	$64,176,826	$65,180,131
Accumulated Undistributed Net Investment Loss Included in
Net Assets	$(181,160)	$(23,501)
Other Information:
Shares
Sold	108,579	1,625,760
Redeemed	(1,598,425)	(4,407,584)
Net Decrease	(1,489,846)	(2,781,824)

The accompanying notes are an integral part of these financial statements.

www.RSinvestments.com	19

Financial Information – RS Internet Age Fund® (continued)

The financial highlights table is intended to help you understand the Fund’s financial performance for the past six reporting periods (or, if shorter, the period since the Fund’s share class commencement of operations). Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions).

Financial Highlights Six-month-ended numbers are unaudited

	Net Asset Value, Beginning of Period	Net Investment Income/(Loss)	Net Realized and Unrealized Gain/(Loss)	Total Operations	Distributions From Net Investment Income	Distributions From Net Realized Capital Gains	Total Distributions

RS Internet Age Fund®
(Class A)
Six Months Ended 6/30/07[1]	$7.95	$(0.02)	$1.63	$1.61	$—	$—	$—

Year Ended 12/31/06	7.76	(0.12)	0.31	0.19	—	—	—

Year Ended 12/31/05	7.19	(0.12)	0.69	0.57	—	—	—

Year Ended 12/31/04	6.58	(0.13)	0.74	0.61	—	—	—

Year Ended 12/31/03	3.27	(0.07)	3.38	3.31	—	—	—

Year Ended 12/31/02	5.76	(0.08)	(2.41)	(2.49)	—	—	—

RS Internet Age Fund® (Class K)
Period from 3/08/07[2] to 6/30/07[1]	$7.97	$(0.02)	$1.60	$1.58	$—	$—	$—

The accompanying notes are an integral part of these financial statements.

20	Call 1.800.766.FUND

Financial Information – RS Internet Age Fund® (continued)

Financial Highlights Six-month-ended numbers are unaudited

	Net Asset Value, End of Period	Total Return[4]	Net Assets, End of Period (000s)	Net Ratio of Expenses to Average Net Assets[3]	Gross Ratio of Expenses to Average Net Assets	Net Ratio of Net Investment Income/ (Loss) to Average Net Assets[3]	Gross Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate

RS Internet Age Fund®
(Class A)
Six Months Ended 6/30/07[1]	$9.56	20.25%	$64,176	1.69%	1.69%	(0.51)%	(0.51)%	46%

Year Ended 12/31/06	7.95	2.45%	65,180	1.68%	1.68%	(1.39)%	(1.39)%	111%

Year Ended 12/31/05	7.76	7.93%	85,206	1.69%	1.69%	(1.60)%	(1.60)%	129%

Year Ended 12/31/04	7.19	9.27%	106,367	1.70%	1.72%	(1.67)%	(1.69)%	139%

Year Ended 12/31/03	6.58	101.22%	125,968	1.82%	1.95%	(1.77)%	(1.90)%	208%

Year Ended 12/31/02	3.27	(43.23)%	35,059	2.08%	2.31%	(1.96)%	(2.19)%	203%

RS Internet Age Fund® (Class K)
Period from 3/08/07[2] to 6/30/07[1]	$9.55	19.82%	$1	1.69%	26.42%	(1.27)%	(26.00)%	46%

1	Ratios have been annualized, except for total return and portfolio turnover.

2	Commencement of operations.

3

Net Ratio of Expenses to Average Net Assets and Net Ratio of Net Investment Income/(Loss) to Average Net Assets include the effect of fee waivers, custody credits, and offsets for securities lending fees, if applicable.

4	Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total return.

The accompanying notes are an integral part of these financial statements.

www.RSinvestments.com	21

Notes to Financial Statements (unaudited)

RS Investment Trust (the “Trust”), a Massachusetts business trust organized on May 11, 1987, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. These financial statements relate to one series offered by the Trust: RS Internet Age Fund® (the “Fund”). The Fund is registered as a diversified fund.

The Fund offers two classes of shares, Classes A and K. The classes differ principally in their respective applicable sales charges and expenses. In general, all classes of shares have identical rights to earnings, assets and voting privileges, except for class-specific expenses and exclusive voting rights with respect to matters affecting only individual classes.

Note 1 Significant Accounting Policies

The following policies are in conformity with accounting principles generally accepted in the United States of America. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

a. Investment Valuations Marketable securities are valued at the last reported sale price on the principal exchange or market on which they are traded; or, if there were no sales that day, at the mean between the closing bid and asked prices. Securities traded on the Nasdaq Stock Market, Inc. (“Nasdaq”) are generally valued at the Nasdaq official closing price, which may not be the last sale price. If the Nasdaq official closing price is not available for a security, that security will generally be valued using the last reported sale price, or, if no sales are reported, at the mean between the closing bid and asked prices. Short-term investments that will mature in 60 days or less are valued at amortized cost, which approximates market value. Foreign securities are valued in the currencies of the markets where they trade and then converted to U.S. dollars using the prevailing exchange rates at the close of the New York Stock Exchange (NYSE). Investments by the Fund in open-end management investment companies that are registered under the 1940 Act are valued based upon the net asset values of such investment companies. Securities for which market quotations are not readily available or for which market quotations may be considered unreliable are valued at their fair values as determined in accordance with the guidelines and procedures adopted by the Fund’s Board of Trustees.

Securities whose values have been affected by events occurring before the Fund’s valuation time but after the close of the securities’ principal exchange or market may be fair valued using methods approved by the Board of Trustees. In addition, if there has been a movement in the U.S. markets that exceeds a specified threshold or there is a foreign market holiday on a day when the NYSE is open, the values of the Fund’s investments in foreign securities generally will be determined by a pricing service using pricing models designed to estimate likely changes in the values of those securities.

In their normal course of business, the Fund may invest a significant portion of their assets in companies concentrated within a number of industries. Accordingly, the performance of the Fund may be subject to a greater risk of market fluctuation than that of a fund invested in a wider spectrum of market or industrial sectors.

b. Federal Income Taxes The Fund intends to continue complying with the requirements of the Internal Revenue Code to qualify as a regulated investment company, and to distribute all net investment income and realized net capital gains, if any, to shareholders. Therefore, the Fund does not expect to be subject to income tax, and no provision for such tax has been made.

From time to time, however, the Fund may choose to pay an excise tax where the cost of making the required distribution exceeds the amount of the tax.

c. Securities Transactions Securities transactions are accounted for on the date securities are purchased, sold, or sold short (trade date). Realized gains or losses on securities transactions are determined on the basis of specific identification.

22	Call 1.800.766.FUND

d. Investment Income Dividend income is generally recorded on the ex-dividend date. Interest income, which includes accretion/discount, is accrued and recorded daily.

In calculating net asset value per share for each class, investment income, realized and unrealized gains and losses and expenses other than class specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

e. Expenses Many expenses of the Trust can be directly attributed to a specific Fund. Expenses that cannot be directly attributed to a specific Fund are apportioned among all the series in the Trust, based on relative net assets.

f. Distributions to Shareholders Dividends from net investment income and net realized capital gains, if any, will be declared and paid at least annually. Dividends to shareholders are recorded on the ex-dividend date.

g. Capital Accounts Due to the timing of dividend distributions and the differences in accounting for income and realized gains/(losses) for financial statement and federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains/(losses) were recorded by the Fund.

h. Temporary Borrowings The Fund, with other funds managed by the same adviser, shares in a $75 million committed revolving credit/overdraft protection facility from PNC Bank for temporary purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Interest is calculated based on the market rates at the time of borrowing; all the funds that are parties to the facility share in a commitment fee that is allocated among the funds on the basis of their respective sizes. Each Fund may borrow up to the lesser of one-third of its total assets (including amounts borrowed) or any lower limit specified in the Fund’s Statement of Additional Information or the Prospectus.

Fund	Amount Outstanding at 6/30/07	Average Borrowing*	Average Interest Rate (%)

RS Internet Age Fund®	$—	$32,742	5.75%

*   For the six months ended June 30, 2007.

i. Custody Credits The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund’s expenses. During the period, under this arrangement, custodian fees were reduced in the amount of $170. The Fund could have employed the uninvested assets to produce income in the Fund if the Fund had not entered into such an arrangement.

Note 2 Capital Shares

a. Transactions The Fund has authorized an unlimited number of shares of beneficial interest with no par value. Transactions in capital shares for the Fund are shown below.

Transactions in Capital Shares
(see Note 2a)

		RS Internet Age Fund®

	For the Six Months Ended 06/30/07		For the Year Ended 12/31/06

Class A	Shares	Amount	Shares	Amount

Shares Sold	108,467	$924,926	1,625,760	$12,665,295
Shares Redeemed	(1,598,423)	(13,299,684)	(4,407,584)	(33,070,545)

Net Decrease	(1,489,956)	$(12,374,758)	(2,781,824)	$(20,405,250)
Class K

Shares Sold	112	$985	—	$—
Shares Redeemed	(2)	(20)	—	—

Net Increase	110	$965	—	$—

www.RSinvestments.com	23

Notes to Financial Statements (unaudited) (continued)

Note 3 Transactions with Affiliates

a. Advisory Fees and Expense Limitation Under the terms of the advisory agreement, which is reviewed and approved annually by the Board of Trustees, the Fund pays RS Investment Management Co. LLC (“RS Investments”), an investment advisory fee calculated at an annual rate of 1.00% of the average daily net assets of the Fund.

For the six-month period ended June 30, 2007, RS Investments voluntarily waived certain Class K specific expenses in the amount of $42.

Park Avenue Securities LLC (“PAS”), a wholly-owned subsidiary of The Guardian Insurance & Annuity Company, Inc. (“GIAC”) and an affiliate of Guardian Investor Services LLC (“GIS”), which holds a majority interest in RS Investments, distributes the Fund’s shares as a retail broker-dealer. For the six months ended June 30, 2007, PAS received $875,363 from GIS as compensation for its services.

The Fund has entered into an Underwriting Agreement with GIS pursuant to which GIS serves as the principal underwriter for shares of the Fund.

For the six months ended June 30, 2007, aggregate front-end sales charges for the sale of Class A shares paid to GIS were $398.

b. Compensation of Trustees and Officers Trustees and officers of the Fund who are interested persons of RS Investments, as defined in the 1940 Act, receive no compensation from the Fund for acting as such. Trustees of the Fund who are not interested persons of RS Investments (“disinterested Trustees”) receive compensation and reimbursement of expenses.

Under a Deferred Compensation Plan (the “Plan”) adopted May 6, 2002, a disinterested Trustee may elect to defer receipt of all, or a portion, of his/her annual compensation. The amount of the Fund’s deferred compensation obligation to a Trustee is determined by adjusting the amount of the deferred compensation to reflect the investment return of one or more RS Funds designated for the purpose by the Trustee. The Fund may cover its deferred compensation obligation to a Trustee by investing in one or more of such designated Funds. The Fund’s liability for deferred compensation to a Trustee is adjusted periodically to reflect the investment performance of the Fund designated by the Trustee. Deferred amounts remain in the Fund until distributed in accordance with the Plan. Trustees’ fees in the accompanying financial statements include the current fees, either paid in cash or deferred, and the net increase or decrease in the value of the deferred amounts.

c. Distribution Fees The Fund has entered into an agreement with GIS for distribution services with respect to their shares and have adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, whose continuance is reviewed annually by the Fund’s Board of Trustees. Under the Plan, GIS is compensated for services in such capacity, including its expenses in connection with the promotion and distribution of shares of the Fund, at an annual rate of 0.25% and 0.65% of the Fund’s Class A and Class K average daily net assets, respectively. RS Investments may perform certain services and incur certain expenses in respect of the promotion of the Fund’s shares and the servicing of shareholder accounts and may be compensated by GIS for those services. In addition to payments under the Distribution Plan, the Fund reimburses GIS for payments GIS makes to financial intermediaries that provide certain administrative and account maintenance shareholder services. The amount of the reimbursement is calculated in a manner approved by the Trustees and is reviewed by the Trustees periodically.

24	Call 1.800.766.FUND

Note 4 Federal Income Taxes

a. Distributions to Shareholders Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences, and differing characterizations of distributions made by the Fund. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid-in capital. Undistributed net investment income and accumulated undistributed net realized gain/(loss) on investments and foreign currency transactions may include temporary book and tax differences, which will reverse in a subsequent period. There were no income or capital gain distributions for the year ended December 31, 2006.

During any particular year, net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Funds if not distributed and, therefore, are normally distributed to shareholders annually. For the year ended December 31, 2006, there was no undistributed ordinary income or undistributed long-term gains.

See the chart below for capital loss carryovers available to the Fund at December 31, 2006, which is the most recently completed tax year.

During the year ended December 31, 2006, the Fund utilized capital loss carryovers of $6,793,425.

Under current income tax law, net capital and currency losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. For the year ended December 31, 2006, there were no post-October losses.

b. Tax Basis of Investments The cost of investments for federal income tax purposes at June 30, 2007 was $50,760,745. Accordingly, gross unrealized appreciation was $15,525,157 and gross unrealized depreciation was $(513,667). The net unrealized appreciation on investments, which consists of gross unrealized appreciation and depreciation, was $15,011,490.

Note 5 Investments

a. Investment Purchases and Sales The cost of investments purchased and the proceeds from investments sold (excluding short-term investments) for the six-month period ended June 30, 2007, were $26,068,458 and $41,066,149, respectively.

b. Short Sales Short sales are transactions in which the Fund sells a security it does not own, in anticipation of a decline in the market value of that security. To complete such a transaction, the Fund must borrow the security to deliver to the buyer upon the short sale; the Fund then is obligated to replace the security borrowed by purchasing it in the open market at some later date. The Fund will incur a loss if the market price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will typically realize a gain if the security declines in value between those dates. All short sales must be collateralized as required by law or agreement with the Fund’s broker. The Fund maintains collateral in a segregated account consisting of cash, equities, and/or U.S. government securities sufficient to collateralize the obligation on the short positions. The Fund records the proceeds received as an asset and the obligation to buy back the securities as a liability. The liability side of the transactions is marked to market on a daily basis according to the market price of the securities sold and the asset side according to the value of the proceeds.

Capital Loss Carryovers
(see Note 4a)	Expiring

Fund	2009	2010	Total

RS Internet Age Fund®	$103,042,909	$17,305,520	$120,348,429

www.RSinvestments.com	25

Notes to Financial Statements (unaudited) (continued)

The Fund lists short sales among its principal investment strategies in the Funds’ prospectus, which it may enter into up to a value of 25% of the Fund’s total assets. For the six-month period ended June 30, 2007, the cost of investments purchased to cover short sales and the proceeds from investments sold short in the Fund were $583,578 and $583,917, respectively.

During the six-month period ended June 30, 2007, there was no dividend expense on short sales.

Note 6 Fund Merger

It is expected that on or about August 27, 2007, The Information Age Fund® will acquire the assets and liabilities of RS Internet Age Fund® through a tax-free merger pursuant to a plan of reorganization approved by the Board of Trustees. Shareholders of RS Internet Age Fund® will receive shares of The Information Age Fund® in the transaction. Shareholders of RS Internet Age Fund® approved the merger at a meeting held on August 6, 2007.

Note 7 Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with their vendors and others that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects the risk of loss to be remote.

Note 8 Legal Matters

On October 6, 2004, RS Investment Management, L.P. (“RSIM L.P.”), the investment adviser to the RS Family of Funds prior to GIS’s acquisition of a majority of the outstanding interests in RS Investments, entered into settlement agreements with the Securities and Exchange Commission (the “SEC”) and the Office of the New York State Attorney General (the “NYAG”). The settlement agreements relate to certain investors’ frequent trading of shares of RS Emerging Growth Fund during 2000 through 2003. In its settlement with the SEC, RSIM L.P. consented to the entry of an order by the SEC (the “SEC Order”) instituting and settling administrative and cease-and-desist proceedings against it.

Under the terms of the settlement agreements, RS Investments has paid disgorgement of $11.5 million and a civil money penalty of $13.5 million for a total payment of $25 million, all of which will be distributed to certain current and former shareholders of certain Funds in a manner to be determined by an independent consultant. The settlement agreement with the NYAG also requires RS Investments to reduce its management fee for certain Funds in the aggregate amount of approximately $5 million over a period of five years. In addition, RS Investments has made a number of undertakings to the SEC and the NYAG relating to compliance, ethics, and legal oversight and mutual fund governance and disclosure.

G. Randall Hecht, the former co-president of the Trust and the former chairman of the Board of Trustees of the Trust, was also named a respondent in the SEC Order and consented to its entry. As part of the settlement agreement with the SEC, Mr. Hecht agreed, among other things, to pay a civil money penalty, to not serve as a Trustee of the Trust for a period of five years, and to limit his duties with RS Investments (of which he was chairman) for 12 months.

Steven M. Cohen, the former treasurer of the Trust and the former chief financial officer of RS Investments, was also named a respondent in the SEC Order and consented to its entry. As part of the settlement agreement with the SEC, Mr. Cohen agreed to, among other things, a civil money penalty and suspensions from association with any investment adviser or registered investment company for nine months and from serving as an officer or a director of any investment company or investment adviser for an additional two years. In addition, in accordance with the settlements, Mr. Cohen resigned as an officer and employee of RS Investments.

26	Call 1.800.766.FUND

RSIM L.P. and Messrs. Hecht and Cohen neither admit nor deny the findings set forth in the SEC Order, and RSIM L.P. neither admits nor denies the findings in its settlement agreement with the NYAG. A copy of the SEC Order is available on the SEC’s Web site at www.sec.gov, and a copy of the settlement agreement with the NYAG is available on the NYAG’s Web site at www.oag.state.ny.us.

RSIM L.P. and not any of the RS funds will bear all the costs of complying with the settlements, including payments of disgorgement and civil penalties (except those paid by Messrs. Hecht and Cohen individually), and the associated legal fees relating to these regulatory proceedings.

It is possible that these matters and/or related developments may result in increased Fund redemptions and reduced sales of Fund shares, which could result in increased costs and expenses, or may otherwise adversely affect the Funds.

After the announcement of those settlements, three related civil lawsuits commenced. These lawsuits were consolidated into one proceeding in the U.S. District Court for the District of Maryland on April 19, 2005 (In re Mutual Funds Investment Litigation, Case No. 04-MD-15863-JFM). The district court appointed a lead plaintiff, and a consolidated complaint was filed. The consolidated complaint, brought on behalf of a purported class of investors in RS funds between October 6, 1999, and October 5, 2004, seeks compensatory damages and other related relief. The complaint names RS Investments, RS Investment Management, Inc., RSIM L.P., the Trust, and certain current or former Trustees, subadvisers, employees, and officers of the Trust or RSIM L.P. as defendants. It generally tracks the factual allegations made in the SEC and NYAG settlements, including the allegations that fund prospectuses were false and misleading, and alleges a variety of theories for recovery, including, among others, that defendants violated Sections 34(b), 36(a), 36(b), and 48(a) of the 1940 Act and breached fiduciary duties to investors. The consolidated lawsuit further alleges that defendants violated, or caused to be violated, Sections 11, 12(a)(2), and 15 of the Securities Act of 1933 and Sections 10(b) and 20(a) of the Securities Exchange Act of 1934.

On May 27, 2005, the defendants moved to dismiss the consolidated action. On November 3, 2005, the Court issued a ruling dismissing all claims against the Trust. As for the claims against the other RS defendants, the Court dismissed the claims arising under: sections 34(b) and 36(a) of the Investment Company Act of 1940; sections 11, 12(a)(2), and 15 of the Securities Act of 1933; and state law. The Court allowed plaintiffs to proceed against some of the RS defendants with their claims arising under sections 10(b) and 20(a) of the Securities Exchange Act of 1934 and sections 36(b) and 48(a) of the Investment Company Act of 1940. Although initially the Court deferred any ruling on the claims against the named independent trustees, on July 24, 2006, the Court dismissed all remaining claims against the former and current independent trustees of the Trust. The litigation is currently in the discovery phase.

Additional lawsuits arising out of the same circumstances and presenting similar or different or additional allegations may be filed against the Funds, RS Investments, or their affiliates in the future. RS Investments does not believe that the pending consolidated action will materially affect its ability to continue to provide to the Funds the services it has agreed to provide. It is not possible at this time to predict whether the litigation will have any material adverse effect on any of the Funds.

www.RSinvestments.com	27

Notes to Financial Statements (unaudited) (continued)

Note 9 New Accounting Pronouncements

In July 2006, the Financial Accounting Standards Board (FASB) issued FASB Interpretation No. 48, “Accounting for Uncertainty in Income Taxes — an interpretation of FASB Statement No. 109” (“FIN 48”), which clarifies the accounting for uncertainty in tax positions taken or expected to be taken in a tax return. FIN 48 provides guidance on the measurement, recognition, classification and disclosure of tax positions, along with accounting for any related interest and penalties. FIN 48 is effective within the first required financial statement reporting period (semiannual reporting) for fiscal years beginning after December 15, 2006, and is to be applied to all open tax years as of the date of effectiveness. The Trust has concluded that the adoption of FIN 48 did not result in any material impact to the Fund’s financial statements, as applied to open tax years ended December 31, 2004 through December 31, 2006.

In September 2006, FASB issued FASB Statement No. 157, “Fair Value Measurement” (“SFAS 157”), which defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. SFAS 157 is effective for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. The Trust believes the adoption of SFAS 157 will have no material impact on its financial statements.

28	Call 1.800.766.FUND

Supplemental Information (unaudited)

Approval of the Funds’ Investment Advisory Agreement
The Board of Trustees of the Trust, including all of the Trustees who are not interested persons of the Trust or of RS Investments, met in person on April 30, May 1, and May 24, 2006, to consider approval of a new investment advisory agreement (the “New Advisory Agreement”) between the Funds and RS Investment Management Co. LLC (“RSIM Co.”), the ultimate parent of RS Investment Management, L.P., the Funds’ then-current investment adviser (“RSIM L.P.”). The then-existing investment advisory agreement between the Funds and RSIM, L.P. (the “Then-Existing Advisory Agreement”), was to terminate automatically as a result of its “assignment” (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) upon the consummation of the transaction between RSIM Co. and Guardian Investor Services LLC (“GIS”). (For ease of reference, each of RSIM L.P. and RSIM Co. is referred to as “RS Investments” herein unless the context otherwise requires.) In determining to approve the New Advisory Agreement between the RS Funds and RS Investments, the Trustees considered that they had approved the continuation of the Then-Existing Advisory Agreement, the terms of which were substantially similar to the New Advisory Agreement, for a one-year period commencing April 1, 2006, at their meeting on February 28 and March 1, 2006. In all of their deliberations, the disinterested Trustees were advised by independent counsel for the disinterested Trustees.

The Trustees met with representatives of RS Investments and of GIS, who discussed with the Trustees the capabilities of both firms, and what they saw as the complementary capabilities of the two firms in the areas of investment management and distribution/promotion of mutual fund shares. Those representatives also discussed with the Trustees their expectations as to the management and operations of RS Investments after the transaction and the continuing roles of the current portfolio management teams in the management of each of the Funds.

The Trustees considered that it was not anticipated that there would be any change in the personnel who are engaged in the portfolio management of any Fund as a result of the transaction, and that there would be no increase in the advisory fees or the total expenses for current shareholders of any of the existing Funds as a result of the transaction. The Trustees considered the proposed changes in the governance of RSIM Co., but noted that it was not expected that the new Board of Directors would have any substantial role in the day-to-day portfolio management of the Funds. The Trustees also considered that the combination of the two advisory firms could benefit shareholders of the Funds because RS Investments would, as a result, likely have a larger and more diverse investment management staff to support the Funds’ portfolio management teams. The Trustees also recognized the potential benefits to RS Investments of an additional owner of the firm with greater financial resources than currently were available from its then-current owners. In addition, they recognized that it was possible the Funds over time could experience reduced expenses both because the combined firms may be in a position to purchase services from third parties for their clients at improved rates and because enhanced distribution capabilities resulting from the combination may result in increases in the size of the Funds and possible reduced expenses through economies of scale.

The Trustees discussed with management and certain portfolio management professionals of RS Investments the expected effect of the transaction on the firm, including the extent to which the transaction is supported by portfolio management personnel. The Trustees considered the likely effect on RS Investments of potential alternative transactions and of maintaining the then-current ownership. The Trustees believed that the transaction offered the best prospects for continued stability of RS Investments in the face of current and expected transitional and generational changes at the firm.

The Trustees also took into consideration the various other arrangements between RSIM Co. and GIS in respect to the transaction, including RSIM Co.’s additional responsibilities relating to the GIS mutual funds, and concluded that it was unlikely that RSIM Co.’s performance of those responsibilities would limit substantially its ability to perform its obligations to the Funds under the New Advisory Agreement.

www.RSinvestments.com	29

Supplemental Information (unaudited) (continued)

On the basis of these factors, the Trustees concluded that it would be in the best interests of each of the Funds to be advised by RSIM Co., employing the Funds’ then-current portfolio management teams, and voted unanimously, including the unanimous vote of the Trustees who are not interested persons of the Funds or of RS Investments or GIS, to approve the New Advisory Agreement in respect to each of the Funds and to recommend to shareholders of each Fund that they approve the Agreement, as well.

Portfolio Holdings and Proxy Voting Procedures
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the Securities and Exchange Commission’s Web site at http://www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. This information is also available, without charge, upon request, by calling toll-free 1-800-766-FUND [3863].

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the Fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2007, are available (i) without charge, upon request, by calling toll-free 1-800-766-FUND [3863]; (ii) on RS Investments’ Web site at http://www.RSinvestments.com; and (iii) on the Securities and Exchange Commission’s Web site at http://www.sec.gov.

30	Call 1.800.766.FUND

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www.RSinvestments.com	31

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32	Call 1.800.766.FUND

RS Funds
Phone:	1-800-766-FUND (3863)
Web:	www.RSinvestments.com
E-mail:	funds@rsinvestments.com

24-Hour Account Access
Phone:	1-800-766-FUND (3863), Option 3
Web:	Enter My Account on RS Investments’
Web site

RS Funds

Fund Name (Date of Inception)	Ticker Symbol (Class A)	Portfolio Manager(s)
RS Emerging Growth Fund (11/30/87)	RSEGX	Steve Bishop, Jim Callinan, Melissa Chadwick-Dunn, Allison Thacker, Scott Tracy
RS Growth Fund (05/12/92)	RSGRX	John Seabern, John Wallace
The Information Age Fund® (11/15/95)	RSIFX	Steve Bishop, Allison Thacker
RS MidCap Opportunities Fund (07/12/95)	RSMOX	John Seabern, John Wallace
RS Select Growth Fund (08/01/96)	RSDGX	Steve Bishop, Jim Callinan, Melissa Chadwick-Dunn, Allison Thacker, Scott Tracy
RS Smaller Company Growth Fund (08/15/96)	RSSGX	Scott Tracy, Bill Wolfenden
RS Value Fund (06/30/93)	RSVAX	MacKenzie Davis, David Kelley, Andy Pilara, Joe Wolf
RS Partners Fund (07/12/95)	RSPFX	MacKenzie Davis, David Kelley, Andy Pilara, Joe Wolf
RS Investors Fund (11/15/05)	RSINX	MacKenzie Davis, David Kelley, Andy Pilara, Joe Wolf
RS Global Natural Resources Fund (11/15/95)	RSNRX	MacKenzie Davis, Andy Pilara, Ken Settles
RS Large Cap Value Fund (02/03/03)*	RLCVX	Thomas Cole, Thomas Digenan, Scott Hazen, John Leonard
RS Core Equity Fund (06/01/72)*	GPAFX	Mani Govil
RS Small Cap Core Equity Fund (05/01/97)*	GPSCX	Matthew Ziehl
RS Equity Dividend Fund (07/31/07)	REDAX	Raymond Anello
RS S&P 500 Index Fund (08/07/00)*	GUSPX	Jonathan Jankus, Stewart Johnson
RS Asset Allocation Fund (02/16/93)*	GUAAX	Jonathan Jankus, Stewart Johnson
RS International Growth Fund (02/16/93)*	GUBGX	R. Robin Menzies
RS Emerging Markets Fund (05/01/97)*	GBEMX	Edward Hocknell
RS Investment Quality Bond Fund (02/16/93)*	GUIQX	Howard Chin, Robert Crimmins
RS Low Duration Bond Fund (07/30/03)*	RLDAX	Howard Chin, Robert Crimmins
RS High Yield Bond Fund (09/01/98)*	GUHYX	Ho Wang
RS Tax-Exempt Fund (02/16/93)*	GUTEX	Alexander Grant, Jr.
RS Money Market Fund (11/03/82)*	GCMXX	Alexander Grant, Jr.

* The date of inception is that of the predecessor Fund.

Refer to the prospectus for more information, including management fees and expenses associated with an ongoing investment as well as the special risks associated with investing in small and midsized companies; overweighting investments in certain sectors or industries; investing in the technology sector; investing in a more limited number of issuers and sectors; investing internationally; investing in debt securities; and investing in companies in natural resources industries. Please read it carefully before investing.

Important Notice Regarding Delivery of Shareholder Documents

To reduce expenses, we mail only one copy of a Fund’s prospectus and each annual and semiannual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call us at 1-800-766-3863; or if your shares are held through a financial institution, please contact it directly. We will begin sending you individual copies 30 days after receiving your request.

(The information on this page is not part of the Semiannual report.)

388 Market Street San Francisco CA 94111	www.RSinvestments.com	Call 800-766-FUND

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SR731_IA

Value Funds

RS Value Fund
RS Partners Fund
RS Investors Fund
RS Global Natural Resources Fund
RS Large Cap Value Fund

6.30.07

Class A, B, C, K and Y Shares

RS Funds		24-Hour Account Access
Phone:	1.800.766.FUND (3863)	Phone:	1.800.766.FUND (3863), option 3
Web:	www.RSinvestments.com	Web:	Enter My Account on RS Investments’
E-mail:	funds@rsinvestments.com		Web site

Performance Update Average Annual Returns as of 06/30/07

	Ticker Symbol	Inception Date	Gross Expenses	Year- to-Date	1 Year	3 Years	5 Years	10 Years	Since Inception

Value Funds

RS Value Fund, Class A	RSVAX	06/30/93
without sales charge			1.34%	12.54%	25.79%	21.63%	24.15%	8.29%	9.48%
with maximum sales charge				7.19%	19.84%	19.68%	22.96%	7.76%	9.10%

RS Value Fund, Class C†	RVACX	05/01/07
without sales charge			2.10%	—	—	—	—	—	2.32%
with sales charge				—	—	—	—	—	1.32%

RS Value Fund, Class K†	RSVKX	12/04/06
without sales charge			1.80%	12.32%	—	—	—	—	12.25%

RS Value Fund, Class Y†	RSVYX	05/01/07
without sales charge			1.07%	—	—	—	—	—	2.45%

RS Partners Fund[1], Class A	RSPFX	07/12/95
without sales charge			1.50%	10.16%	16.69%	18.48%	23.12%	14.29%	16.38%
with maximum sales charge				4.92%	11.14%	16.57%	21.93%	13.73%	15.91%

RS Partners Fund, Class K†	RSPKX	10/13/06
without sales charge			1.95%	9.84%	—	—	—	—	15.01%

RS Partners Fund, Class Y†	RSPYX	05/01/07
without sales charge			1.22%	—	—	—	—	—	2.09%

RS Investors Fund, Class A	RSINX	11/15/05
without sales charge			1.59%	9.79%	26.86%	—	—	—	20.18%
with maximum sales charge				4.54%	20.83%	—	—	—	16.61%

RS Investors Fund, Class K†	RSIKX	01/03/07
without sales charge			2.05%	—	—	—	—	—	9.99%

RS Investors Fund, Class Y†	RSIYX	05/01/07
without sales charge			1.32%	—	—	—	—	—	2.79%

†

RS Value Fund Class C, K, and Y shares (Inception dates are: 05/01/07, 12/04/06, 05/01/07, respectively), RS Partners Fund Class K and Y shares (Inception dates are: 10/13/06 and 05/01/07, respectively), RS Investors Fund Class K and Y shares (Inception dates are: 01/03/07 and 05/01/07, respectively), and RS Global Natural Resources Fund Class C, K, and Y shares (Inception dates are: 05/01/07, 12/04/06, and 05/01/07, respectively) “since inception” returns are not annualized and represent cumulative total returns.

1

RS Partners Fund is currently offered (by purchase or exchange) only to investors purchasing shares through certain financial intermediaries. See “Other Information About Purchasing Shares” on page 121 of the prospectus for class A, B, C and K shares (page 54 of the prospectus for class Y shares).

Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. Please keep in mind that any high double-digit returns are highly unusual and cannot be sustained. The Funds’ total gross annual operating expense ratios as of the most current prospectus are included in the table above. Class A performance quoted “with maximum sales charge” reflects the current maximum sales charge of 4.75%. Please read the prospectus carefully for more information on sales charges as they do not apply in all cases and if applied are reduced for larger purchases. Certain share classes are subject to lower maximum sales charges whether paid at the time of purchase or deferred. The Class C share performance quoted “with sales charge” takes into account the applicable contingent deferred sales charge (up to 1% for class C shares). There are no sales charges for Class K and Class Y shares. Any sales charges are in addition to the Fund’s fees and expenses as detailed in the Fund’s most current prospectus. Fees and expenses are factored into the net asset value of your shares and any performance numbers we release. Total return figures for certain Funds reflect expense limitations in effect during the periods shown; without such limitations, the performance shown would have been lower. Performance results assume the reinvestment of dividends and capital gains. The return figures shown do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares. Current and month-end performance information, which may be lower or higher than that cited, is available by contacting RS Investments at 1-800-766-FUND and is periodically updated on our Web site: www.RSinvestments.com.

Investing in small- and mid-size companies can involve risks such as having less publicly available information, higher volatility, and less liquidity than in the case of larger companies. Overweighting investments in certain sectors or industries increases the risk of loss due to general declines in the prices of stocks in those sectors or industries. Investments in high-technology and Internet-related sectors may be highly volatile. Funds that concentrate investments in a certain sector may be subject to greater risk than funds that invest more broadly, as companies in that sector may share common characteristics and may react similarly to market developments or other factors affecting their values. Investments in companies in natural resources industries may involve risks including changes in commodities prices, changes in demand for various natural resources, changes in energy prices, and international political and economic developments. Foreign securities are subject to political, regulatory, economic, and exchange-rate risks not present in domestic investments. The value of a debt security is affected by changes in interest rates and is subject to any credit risk of the issuer or guarantor of the security.

This report may be used only when preceded or accompanied by a prospectus. You should carefully consider the investment objectives, risks, charges, and expenses of the RS Funds before making an investment decision. The prospectus contains this and other information—please read it carefully before investing or sending money. Except as noted, numbers are unaudited. To obtain a copy, please call 800-766-FUND or visit www.RSinvestments.com

Distributed by: Guardian Investor Services LLC (GIS), 7 Hanover Square, New York, NY 10004. GIS is a member: FINRA, SIPC.

RS Funds		24-Hour Account Access
Phone:	1.800.766.FUND (3863)	Phone:	1.800.766.FUND (3863), option 3
Web:	www.RSinvestments.com	Web:	Enter My Account on RS Investments’
E-mail:	funds@rsinvestments.com		Web site

Performance Update Average Annual Returns as of 06/30/07

	Ticker Symbol	Inception Date	Gross Expenses	Year- to-Date	1 Year	3 Years	5 Years	10 Years	Since Inception

Value Funds

RS Global Natural
Resources Fund, Class A	RSNRX	11/15/95
without sales charge			1.51%	18.71%	16.10%	31.93%	27.67%	13.60%	14.66%
with maximum sales charge				13.06%	10.58%	29.81%	26.44%	13.05%	14.18%

RS Global Natural
Resources Fund, Class C†	RGNCX	05/01/07
without sales charge			2.27%	—	—	—	—	—	3.63%
with sales charge				—	—	—	—	—	2.63%

RS Global Natural
Resources Fund, Class K†	RSNKX	12/04/06
without sales charge			1.97%	18.39%	—	—	—	—	12.75%

RS Global Natural
Resources Fund, Class Y†	RSNYX	05/01/07
without sales charge			1.23%	—	—	—	—	—	3.86%

RS Large Cap	RLCVX	02/03/03
Value Fund, Class A
without sales charge			1.40%	6.56%	20.71%	14.78%	—	—	17.66%
with maximum sales charge				1.53%	15.00%	12.94%	—	—	16.37%

RS Large Cap	RLVBX	02/03/03
Value Fund, Class B
without sales charge			2.16%	6.10%	19.74%	13.93%	—	—	16.79%
with sales charge				3.10%	16.74%	13.41%	—	—	16.65%

RS Large Cap	RLCCX	02/03/03
Value Fund, Class C
without sales charge			2.16%	6.10%	19.74%	13.93%	—	—	16.79%
with sales charge				5.10%	18.74%	13.93%	—	—	16.79%

RS Large Cap	RLCKX	02/03/03
Value Fund, Class K
without sales charge			1.69%	6.35%	20.29%	14.44%	—	—	17.33%

†

RS Value Fund Class C, K, and Y shares (Inception dates are: 05/01/07, 12/04/06, 05/01/07, respectively), RS Partners Fund Class K and Y shares (Inception dates are: 10/13/06 and 05/01/07, respectively), RS Investors Fund Class K and Y shares (Inception dates are: 01/03/07 and 05/01/07, respectively), and RS Global Natural Resources Fund Class C, K, and Y shares (Inception dates are: 05/01/07, 12/04/06, and 05/01/07, respectively) “since inception” returns are not annualized and represent cumulative total returns.

Performance quoted represents past performance and does not guarantee future results. Performance shown for RS Large Cap Value Fund includes performance of its predecessor fund for periods prior to October 9, 2006. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. Please keep in mind that any high double-digit returns are highly unusual and cannot be sustained. The Funds’ total gross annual operating expense ratios as of the most current prospectus are included in the table above. Class A performance quoted “with maximum sales charge” reflects the current maximum sales charge of 4.75%. Please read the prospectus carefully for more information on sales charges as they do not apply in all cases and if applied are reduced for larger purchases. Certain share classes are subject to lower maximum sales charges whether paid at the time of purchase or deferred. The Class B and Class C share performance quoted “with sales charge” takes into account the applicable contingent deferred sales charge (up to 3% for Class B shares, up to 1% for class C shares). There are no sales charges for Class K and Class Y shares. Any sales charges are in addition to the Funds’ fees and expenses as detailed in the Funds’ most current prospectus. Fees and expenses are factored into the net asset value of your shares and any performance numbers we release. Total return figures for certain Funds reflect expense limitations in effect during the periods shown; without such limitations, the performance shown would have been lower. Performance results assume the reinvestment of dividends and capital gains. The return figures shown do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares. Current and month-end performance information, which may be lower or higher than that cited, is available by contacting RS Investments at 1-800-766-FUND and is periodically updated on our Web site: www.RSinvestments.com.

Investing in small- and mid-size companies can involve risks such as having less publicly available information, higher volatility, and less liquidity than in the case of larger companies. Overweighting investments in certain sectors or industries increases the risk of loss due to general declines in the prices of stocks in those sectors or industries. Investments in high-technology and Internet-related sectors may be highly volatile. Funds that concentrate investments in a certain sector may be subject to greater risk than funds that invest more broadly, as companies in that sector may share common characteristics and may react similarly to market developments or other factors affecting their values. Investments in companies in natural resources industries may involve risks including changes in commodities prices, changes in demand for various natural resources, changes in energy prices, and international political and economic developments. Foreign securities are subject to political, regulatory, economic, and exchange-rate risks not present in domestic investments. The value of a debt security is affected by changes in interest rates and is subject to any credit risk of the issuer or guarantor of the security.

This report may be used only when preceded or accompanied by a prospectus. You should carefully consider the investment objectives, risks, charges, and expenses of the RS Funds before making an investment decision. The prospectus contains this and other information—please read it carefully before investing or sending money. Except as noted, numbers are unaudited. To obtain a copy, please call 800-766-FUND or visit www.RSinvestments.com

Distributed by: Guardian Investor Services LLC (GIS), 7 Hanover Square, New York, NY 10004. GIS is a member: FINRA, SIPC.

www.RSinvestments.com	1

This page is intentionally left blank.

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Except as otherwise specifically stated, all information and portfolio manager commentary, including portfolio security positions, is as of June 30, 2007. The views expressed in the portfolio manager letters are those of the Fund’s portfolio manager(s) and are subject to change without notice. They do not necessarily represent the views of RS Investments, Guardian Investor Services LLC, or UBS Global Asset Management (Americas) Inc. The letters contain some forward-looking statements providing current expectations or forecasts of future events; they do not necessarily relate to historical or current facts. There can be no guarantee that any forward-looking statement will be realized. We undertake no obligation to publicly update forward-looking statements, whether as a result of new information, future events, or otherwise. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary.

†

RS Partners Fund is currently offered (by purchase or exchange) only to investors purchasing shares through certain financial intermediaries. See “Other Information About Purchasing Shares” on page 121 of the prospectus for class A, B, C and K shares (page 54 of the prospectus for class Y shares).

††

RS Investment Trust (the “Trust”), a Massachusetts business trust, was organized on May 11, 1987. The Trust currently offers twenty-four series. One series (the “Fund”) covered in this report was formerly a series (a “Predecessor Fund”) of The Park Avenue Portfolio (“the Portfolio”). Effective October 9, 2006, pursuant to an Agreement and Plan of Reorganization (“Agreement and Plan”) dated August 15, 2006, the Predecessor Fund was reorganized into its corresponding Fund in exchange for shares of the RS Fund and the assumption by the RS Fund of all of the identified liabilities of the respective series of the Portfolio. The Guardian UBS Large Cap Value Fund was reorganized into the RS Large Cap Value Fund. The Fund is a diversified fund.

www.RSinvestments.com	3

Highlights

RS Funds Received Four-Star Overall Morningstar Rating™1
(including the effects of sales charges, loads, and redemption fees)

Based on risk-adjusted returns, RS Partners Fund and RS Emerging Markets Fund (Class A Shares) received an Overall Morningstar Rating™ of four stars from Morningstar, a proprietary research firm, as of June 30, 2007.

Morningstar Ratings As of 06/30/07
RS Fund	Overall Morningstar RatingTM
RS Partners Fund (Out of 500 small blend funds)	««««
RS Emerging Markets Fund (Out of 204 diversified emerging markets funds)	««««

Top Decile and Quartile RS Funds2
The following (Class A Shares) RS Funds were ranked in the top decile or quartile of their peer groups by Lipper for the five- and 10-year periods ended June 30, 2007. Rankings are based on total return.

Lipper Rankings As of 06/30/07
RS Fund	Top Decile	Top Quartile
Five-Year

The Information Age Fund®
Number 10 fund out of 237 funds in the science and technology funds category. It also ranked number 35 out of 283 funds for the one-year period, number 115 out of 257 funds for the three-year period, and number 8 fund out of 45 funds for the 10-year period.

✓

RS Partners Fund
Number 3 fund out of 442 funds in the small-cap core funds category. It also ranked number 313 out of 732 funds for the one-year period, number 33 out of 564 funds for the the three-year period, and number 9 fund out of 150 funds for the 10-year period.

✓

RS Value Fund
Number 7 fund out of 177 funds in the mid-cap value funds category. It also ranked number 69 out of 297 funds for the one-year period, number 15 out of 232 funds for the three- year period, and number 48 out of 53 for the 10-year period.

✓

RS Global Natural Resources Fund
Number 14 fund out of 75 funds in the natural resources funds category. It also ranked number 123 out of 132 funds for the one-year period, number 50 out of 94 funds for the three-year period, and number 27 out of 38 funds for the 10-year period.

✓

RS Growth Fund
Number 71 fund out of 338 funds in the multi-cap growth funds category. It also ranked number 168 out of 514 funds for the one-year period, number 116 out of 410 funds for the three-year period, and number 75 out of 132 funds for the 10-year period.

✓

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Lipper Rankings As of 06/30/07
RS Fund	Top Decile	Top Quartile
Five-Year (continued)

RS MidCap Opportunities Fund
Number 45 fund out of 383 funds in the mid-cap growth funds category. It also ranked number 284 out of 608 funds for the one-year period, number 214 out of 485 funds for the three-year period, and number 38 fund out of 159 funds for the 10-year period.

✓

RS Tax-Exempt Fund
Number 34 fund out of 207 funds in the general municipal funds category. It also ranked number 76 out of 236 funds for the one- year period, number 38 out of 221 funds for the three-year period, and number 16 out of 130 for the 10-year period.

✓

10-Year

RS Emerging Markets Fund
Number 15 fund out of 81 funds in the emerging markets funds category. It also ranked number 133 out of 239 funds for the one- year period, number 34 out of 189 for the three-year period, and number 51 out of 159 for the five-year period.

✓

RS Select Growth Fund
Number 34 fund out of 156 funds in the small-cap growth funds category. It also ranked number 195 out of 565 funds for the one-year period, number 436 out of 458 funds for the three-year period, and number 338 out of 380 funds for the 5-year period.

✓

The information contained herein was obtained from sources we believe to be reliable and we have attempted to insure accuracy. Investors relying on information contained herein are encouraged to verify this information directly with the rating agency or through independent sources.

1

© 2006 Morningstar, Inc. All rights reserved. The information contained herein: (1) is proprietary to Morningstar; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete, or timely. Neither Morningstar nor its content providers is responsible for any damages or losses arising from any use of this information. Past performance does not guarantee future results.

Please note, some of the Morningstar proprietary calculations, including the Morningstar Rating™, are not customarily calculated based on adjusted historical returns. The evaluation of this investment does not affect the retail mutual fund data published by Morningstar. For each retail mutual fund with at least three-year history, Morningstar calculates a Morningstar Rating™ based on Morningstar Risk-Adjusted Return measure that accounts for variation in a fund’s monthly performance (including the effects of sales charges, loads, and redemption fees), placing more emphasis on downward variations and rewarding consistent performance. The top 10% of funds in each category receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars and bottom 10% receive 1 star. (Each share class is counted as a fraction of one fund within this scale and rated separately, which may cause slight variations in the distribution percentages.) The Overall Morningstar Rating for a retail mutual fund is derived from a weighted average of the performance figures associated with its three-, five- and ten-year (if applicable) Morningstar Rating metrics. This investment’s independent Morningstar Rating metric is then compared against the retail mutual fund universe breakpoints to determine its hypothetical rating.

RS Partners Fund was rated against the following numbers of U.S.-domiciled Small Blend funds over the following time periods: 500 funds in the last three years, 393 funds in the last five years, and 148 funds in the last 10 years. With respect to these Small Blend funds, RS Partners Fund received a Morningstar Rating of 4 stars, 5 stars, and 4 stars for the three-, five-, and 10-year periods. RS Emerging Markets Fund was rated against the following numbers of U.S.-domiciled Diversified Emerging Markets funds over the following time periods: 204 funds in the last three years, 179 funds in the last five years, and 91 funds in the last 10 years. With respect to these Diversified Emerging Markets funds, RS Emerging Markets Fund received a Morningstar Rating of 3 stars, 3 stars, and 4 stars for the three-, five-, and 10-year periods. Performance quoted represents past performance and does not guarantee future results.

2

© 2006 REUTERS. Lipper rankings are based on total return with dividends reinvested and do not take into account or reflect sales charges. Lipper, a wholly owned subsidiary of Reuters, is a leading global provider of mutual fund information and analysis to fund companies, financial intermediaries, and media organizations. Lipper clients manage more than 95% of U.S. fund assets. The firm, founded in 1973 and headquartered in New York, tracks 125,000 funds worldwide through its offices in major financial capitals in North America, Europe, and Asia. Read the following restrictions: Information on this page has been sourced from Lipper, a Reuters Company (“Lipper Content”). All such information is protected by copyright: © 2006 REUTERS. All rights reserved. Any copying, republication, or redistribution of Lipper Content is expressly prohibited without the prior written consent of Lipper. Lipper and its parent and affiliated companies will not be liable for any errors or delays in the content or for any actions taken in reliance thereon. LIPPER and the LIPPER Corporate Marks are proprietary trademarks of Lipper, a Reuters Company. For additional information on the other Lipper Services, please visit the Lipper Web site at http://www.lipperweb.com.

Market volatility can affect short-term performance. Favorable ratings do not necessarily indicate positive returns. Please visit www.RSinvestments.com for more information on the RS Funds.

www.RSinvestments.com	5

CEO’s Letter

Terry R. Otton
CEO, RS Investments

June 30, 2007

Dear Fellow Shareholders,

The first six months of the year provided a strong tail-wind for the RS fund family. In fact, each RS equity fund delivered positive returns, and a majority of them outperformed their average Morningstar category peer. The markets were up for the reporting period, and many of our funds were up even more.

Fast forward a few weeks into August and, as I write this letter, the market has taken a decidedly different tone. Subprime loan concerns have rippled through the markets causing investors everywhere to re-evaluate risk.

Our funds were not immune to the market weakness over this more recent period. Overall, our short-term results reflected those of the broader market.

In the face of the market turmoil, our portfolio managers remain steadfast in their focus on the impact this or other potential fallout may have on companies in which they invest. While these developments certainly make their jobs more challenging, the portfolio managers of each Fund believe that the Fund’s holdings continue to be consistent with its objective and strategy, and they will continue to monitor the Fund’s holdings carefully in light of further developments. Overall, our research continues to give us confidence in the fundamental business prospects of the companies in our funds.

We’ve been managing shareholders’ assets for over 21 years and have weathered many market cycles and environments. Our long-term results reflect an adherence to a sound investment process which has been honed by a team of dedicated and passionate investment professionals. As long-term fundamental investors, we believe our experience sets us apart and provides much-needed perspective, particularly in times like these.

In fact, our investment approach has generated meaningful results over the long term. On a relative basis, 73%, 67%, 58% and 69% of RS funds ranked

6	Call 1.800.766.FUND

in the top half of their peer groups for the 1-, 3-, 5-, and 10-year periods, respectively (according to Morningstar)*. The numbers for RS’ actively managed equity funds are even stronger.

Successful investing requires a sound strategy and, at times, the fortitude to stick with it through thick and thin. We believe that, with RS, you’ve hired the right team as your investment partner to help you reach your long-term goals.

Commitment to Excellence

The long-term performance of the RS funds reflects strength across all areas of our business. We have always believed that if we hire and retain the best people and provide a culture that encourages integrity, passion, and excellence, we would be able to endure the ups and downs of the markets and provide long-term investment excellence. Moreover, we continue to work at getting better at everything we do.

Most recently, we have focused on further strengthening our investment teams. In May, we promoted several long-time analysts to co-managers on the RS Emerging Growth and RS Select Growth Funds and adopted a team approach on the RS MidCap Opportunities, RS Growth, and RS Smaller Company Growth Funds. We also welcomed Christopher Clark to the Growth team as an analyst specializing in healthcare, adding not only depth, but additional breadth to our coverage. Overall, members of the RS Growth team have an average of nearly 14 years of experience in investment management.

We continued to invest in our Value team as well. Experienced analysts Martin Engel, Joseph Mainelli and Clinton Yara joined this year and now bring the team to eleven members strong, averaging nearly 14 years of experience. This team is led by five portfolio managers who have an average of 19 years of experience in the industry.

Similarly, the RS Core team has strengthened both in numbers and depth of talent with the addition of two members this year, Adam Weiner and Sudip Lahiri. This ten-person team averages over 11 years of experience, including an average 17 years at the portfolio-manager level.

RS Investments also offers extensive fixed-income research and investment capability through our sub-adviser, Guardian Investor Services LLC. The Fixed Income Team consists of 28 seasoned investment professionals, including portfolio managers, traders, credit analysts, and quantitative risk-management specialists. Together they bring a wealth of experience and insight to the fixed-income strategies offered by RS Investments.

These significant investments in experienced investment professionals are designed to sustain and build upon the unique advantages the RS investment process provides, and for which you hired us. As fundamental investors, we value experience and believe the strength and depth of our investment teams places RS Investments firmly in the top echelon of the industry.

We are well prepared to help you with your financial planning needs. Financial planning for future retirement, children’s education, etc. requires prudent asset allocation and risk management. As discussed above, our diverse suite of products spans the investment spectrum, providing essential elements of long-term, solution-driven financial strategies.

Product Innovation

In July, we introduced RS Equity Dividend Fund. This new offering seeks to capitalize on the strength of companies which we believe have the potential to grow the dividends they pay to shareholders. The portfolio will be managed by 19-year industry veteran Ray Anello and supported by the experienced RS Core team mentioned above.

This new product is intended to complement the large-cap RS Core Equity Fund and RS Small Cap Core Equity Fund. Investors planning for retirement and seeking current income and long-term growth may want to give RS Equity Dividend Fund a close look.

Our Commitment to Investors

We humbly accept the fiduciary trust you have placed in us and are committed to serving your investment

www.RSinvestments.com	7

CEO’s Letter (continued)

needs with the highest integrity and transparency in everything we do.

For the last 21 years, RS has remained focused on cultivating a culture of excellence and delivering results to our shareholders and clients through exceptional service and long-term performance. We believe our culture is a key factor in our ability to attract and retain experienced professionals who work so diligently and passionately on your behalf.

When you have a moment, please visit our Web site at www.RSinvestments.com. You’ll find useful information aimed at keeping you informed about your investments with us, including bios on our people, performance updates, details about the investments our portfolio managers and employees have in your funds, quarterly investment commentary, portfolio holdings and much more.

On behalf of all of us at RS Investments, we thank you for the trust and confidence you’ve placed in us.

Sincerely,

Terry Otton
Chief Executive Officer

* Not all funds have been in existence for every time period, and performance numbers for some funds include periods before RS Investments became the funds’ investment advisor. © 2007 Morningstar, Inc. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete, or timely. Neither Morningstar nor its content providers is responsible for any damages or losses arising from any use of this information. Past performance does not guarantee future results.

RS Funds (Class A)	Morningstar Category	1-Yr Total Return 06/30/06- 06/30/07 Rank/Count	3-Yr Total Return 06/30/04- 06/30/07 Rank/Count	5-Yr Total Return 06/30/02- 06/30/07 Rank/Count	10-Yr Total Return 06/30/97- 06/30/07 Rank/Count

RS Emerging Growth Fund	Small Growth	185-791	340-645	249-533	53-231

RS Growth Fund	Large Growth	309-1687	129-1426	50-1151	148-471

The Information Age Fund®	Specialty-Technology	33-310	113-283	8-260	7-51

RS Internet Age Fund®	Specialty-Technology	1-310	53-283	6-260	N/A

RS MidCap Opportunities Fund	Mid-Cap Growth	396-983	292-814	82-662	60-269

RS Select Growth Fund	Small Growth	203-791	515-645	394-533	37-231

RS Smaller Company Growth Fund	Small Growth	506-791	383-645	252-533	54-231

RS Value Fund	Mid-Cap Blend	74-473	15-385	8-317	94-132

RS Partners Fund	Small Blend	233-625	36-500	4-393	10-148

RS Investors Fund	Mid-Cap Blend	63-473	N/A	N/A	N/A

RS Global Natural Resources Fund	Specialty-Natural Resources	109-172	50-123	13-91	26-55

RS Core Equity Fund	Large Blend	21-2035	288-1598	633-1237	395-527

RS Small Cap Core Fund	Small Growth	78-791	192-645	157-533	77-231

RS Asset Allocation	Large Blend	1472-2035	1073-1598	710-1237	280-527

RS S&P 500 Index Fund	Large Blend	711-2035	788-1598	543-1237	N/A

RS Large Cap Value Fund	Large Value	613-1346	256-1099	N/A	N/A

RS Emerging Markets Fund	Diversified Emerging Markets	128-258	29-204	45-179	11-91

RS International Growth Fund	Foreign Large Growth	148-222	64-183	91-155	34-60

RS Tax-Exempt Fund	Muni National Long	72-272	32-257	30-244	15-181

RS High Yield Bond Fund	High Yield Bond	212-540	246-463	233-378	N/A

RS Investment Quality Bond Fund	Intermediate-Term Bond	394-1088	396-965	337-796	146-404

RS Low Duration Bond Fund	Short-Term Bond	167-434	174-364	N/A	N/A

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Portfolio Manager Biographies

Our People - A Commitment to Quality

At RS Investments, we believe our people and their processes are what set us apart and differentiate our family of funds. By building on a foundation of quality individuals, with exceptional educational backgrounds, extensive investment experience, and a wide variety of professional experience and knowledge, we have established a most remarkable organization.

RS Investments (RS) is the investment adviser for RS Funds. UBS Global Asset Management (Americas) Inc. (UBS) serves as investment subadviser for RS Large Cap Value Fund.

MacKenzie Davis (RS)
has been a co-portfolio manager of the RS Global Natural Resources Fund since January 2005 and co-portfolio manager of RS Investors Fund, RS Partners Fund, and RS Value Fund since October 2006. Prior to joining RS Investments in March 2004 as an analyst in the RS Value Group, Mr. Davis spent four years as a high yield analyst at Fidelity Management & Research Company. Previously, he was a vice president at Fidelity Capital Markets. He was also an analyst at Goldman Sachs & Company. Mr. Davis holds an A.B. from Brown University in mathematical economics and modern American history. He is a Chartered Financial Analyst.

David Kelley (RS)
has been a co-portfolio manager of the RS Partners Fund and the RS Value Fund since January 2004 and of the RS Investors Fund since its inception. Prior to joining RS Investments in 2002 as an analyst in the RS Value Group, Mr. Kelley was a small-cap analyst at Pequot Capital Management from 2001 to 2002. Previously, he had served as an analyst for three years with Crestwood Capital, an ING-affiliated hedge fund group, and spent three years at Goldman Sachs & Company in the mergers and acquisitions department. Mr. Kelley earned a B.A. in history from Yale University and an M.B.A. from Harvard Business School.

www.RSinvestments.com	9

Portfolio Manager Biographies (continued)

Andrew Pilara (RS)
has managed the RS Partners Fund, the RS Global Natural Resources Fund, and the RS Investors Fund since their inceptions. Mr. Pilara has been responsible for the management of the RS Value Fund since January 2001 and has been a member of that Fund’s management team since 1999. Prior to joining the firm in 1993, he was president of Pilara Associates, an investment management firm he established in 1974. He has been involved in the securities business for over thirty years, with experience in portfolio management, research, trading, and sales. Mr. Pilara holds a B.A. in economics from Saint Mary’s College.

Kenneth L. Settles Jr. (RS)
has been a co-portfolio manager of RS Global Natural Resources Fund since May 2007. Prior to joining the firm in September 2006, Mr. Settles was a senior energy analyst at Neuberger Berman, LLC for seven years where he also co-managed the Neuberger Berman Premier Energy Portfolio. Previously, Mr. Settles spent three years at Salomon Smith Barney, Inc., where he was a financial analyst. Mr. Settles holds a B.A. in economics from Williams College and is a Chartered Financial Analyst.

Joe Wolf (RS)
has been a co-portfolio manager of the RS Partners Fund and the RS Value Fund since January 2004 and of the RS Investors Fund since its inception. Prior to joining RS Investments in 2001 as an analyst in the RS Value Group, Mr. Wolf was the founder, director, and vice president of corporate development for zUniversity, an affinity marketing company focused on university students and alumni. Previously, he had worked as a senior financial analyst at Goldman Sachs & Company for four years in both the equities division and the strategic consulting group. Mr. Wolf holds a B.A. in medicine and psychology from Vanderbilt University and an M.B.A. from Harvard Business School.

10	Call 1.800.766.FUND

Thomas M. Cole (UBS)
has been a member of the investment management team of RS Large Cap Value Fund since its inception.* Mr. Cole is the director of research for the Fund’s investment team, responsible for overseeing the analyst team that provides the investment research on the large-cap markets that is used in making the security selections for the Fund’s portfolio. Mr. Cole is head of research - North American equities and a managing director of UBS Global AM, where he has been an investment professional since 1995. He received a B.B.A. and an M.B.A. from the University of Wisconsin. Mr. Cole is also a Chartered Financial Analyst.

Thomas Digenan (UBS)
has been a member of the investment management team of RS Large Cap Value Fund since its inception.* Mr. Digenan, together with Mr. Hazen, is the primary strategist for the investment team, responsible for providing cross-industry and risk management assessments for portfolio construction for the Fund. Mr. Digenan has been a North American equity strategist at UBS Global AM since 2001 and is an executive director of UBS Global AM. Prior to joining UBS Global AM in 1993, he was a senior manager in the tax department at KPMG Peat Marwick. Mr. Digenan earned a B.S. at Marquette University and an M.S.T. from DePaul University. He is also a Chartered Financial Analyst.

Scott Hazen (UBS)
has been a member of the investment management team of RS Large Cap Value Fund since 2004.* Mr. Hazen, together with Mr. Digenan, is the primary strategist for the investment team, responsible for providing cross-industry and risk management assessments for portfolio construction for the Fund. Mr. Hazen has been a North American equity strategist at UBS Global AM since 2004 and is an executive director of UBS Global AM. From 1992 to 2004, Mr. Hazen was a client service and relationship management professional with UBS Global AM. Mr. Hazen earned a B.B.A. from the University of Notre Dame and an M.B.A. from the University of Chicago. Mr. Hazen is also a Chartered Financial Analyst.

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Portfolio Manager Biographies (continued)

John Leonard (UBS)
has been a member of the investment management team of RS Large Cap Value Fund since its inception.* Mr. Leonard serves as the head of the Fund’s investment team and is responsible for overseeing the other members of the team, leading the portfolio construction process and reviewing the overall composition of the Fund’s portfolio to ensure compliance with its stated investment objective and strategies. Mr. Leonard is the head of North American equities and the deputy global head of equities at UBS Global AM. Mr. Leonard is also a managing director of UBS Global AM and has been an investment professional with UBS Global AM since 1991. Prior to joining UBS Global AM in 1991, Mr. Leonard worked as an investment manager at a real estate management company. He holds an A.B. from Dartmouth College and an M.B.A. from the University of Chicago. Mr. Leonard is a Chartered Financial Analyst.

* Includes service as a portfolio manager or co-portfolio manager, as applicable, of the Fund’s Predecessor Fund for periods prior to October 9, 2006, the commencement of operations of the Fund.

The Statement of Additional Information provides further information about the portfolio managers, including information regarding their compensation, other accounts they manage, and their ownership interests in the Funds. For information on how to receive a copy of the Statement of Additional Information, please see the back cover of the Prospectus or visit our Web site at www.RSinvestments.com.

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RS Value Fund

Co-Portfolio Managers

Andrew Pilara
MacKenzie Davis
David Kelley
Joe Wolf

Investment Style

Large-Cap	Mid-Cap	Small-Cap
Value	Blend	Growth

Fund Philosophy
The RS Value Fund seeks to achieve long-term capital appreciation and invests principally in small and mid-cap companies as defined in our most current prospectus. The Fund invests using a value methodology combining balance sheet and cash flow analysis.

Investment Process
Cash flow return analysis drives our investment process. We invest in companies that manage capital, not earnings, and we look for businesses that we believe have sustainable, long-term returns in excess of their cost of capital. We seek managers who are thoughtful capital allocators within a strong corporate culture. We invest when our calculated warranted value substantially exceeds the current market price.

We intend to use these letters as a means not simply to review quarterly or annual performance, but to help our shareholders better understand our process and philosophy. We strive to employ a highly consistent, repeatable process when evaluating every investment opportunity, with the singular goal of generating superior long-term investment results. With that in mind, we thought it instructive to review a key rule of thumb that we employ, the “15% rule.”

In The Intelligent Investor, Benjamin Graham tells readers to:

Have the courage of your knowledge and experience. If you have formed a conclusion from the facts and if you know your judgment is sound, act on it — even though others may hesitate or differ. (You are neither right nor wrong because the crowd disagrees with you. You are right because your data and reasoning are right.) Similarly, in the world of securities, courage becomes the supreme virtue AFTER adequate knowledge and tested judgment are at hand.

Recognizing that we are not as eloquent as the founding father of value investing, we have come up with our own vernacular, the aforementioned “15% rule” – any investment, down 15% from cost, is generally either added to or eliminated from the portfolio. If we have done our work and the fundamentals haven’t changed we believe we should be buying more of the business. Value investors should be pleased to see the stock price decline as they begin to establish a position, as this will result in a lower aggregate cost basis. This is an obvious mathematical point, but runs contrary to the mindset of the typical investor who seeks validation from the short-term positive movement of stocks trading in the market. Our mandate is to identify investment opportunities where the chance to deploy additional capital at lower prices leaves us more excited, not less.

Perhaps an even more important aspect of this rule of thumb is the case where we are down 15% from cost, but have lost conviction in our thesis. Perhaps the fundamentals have changed. Perhaps we were simply wrong in analysis and our efforts to be contrarian. Regardless of the reason, if we don’t have the conviction to buy more, we generally believe we should sell. Investments that lose 15% of their value are clearly not a positive development, but are manageable within the context of a portfolio. Down 15% investments that balloon into down 40% positions undermine the long-term performance of the Fund. We pride ourselves on our downside protection statistics, and this framework helps us to minimize the impact of inevitable mistakes in a portfolio.

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RS Value Fund (continued)

Over time, we also have learned to apply the 15% rule before the first dollar of capital is committed. We force ourselves to envision the scenario(s) where we are down 15% from cost and ask ourselves how enthusiastic we are to commit more capital to the idea. It is amazing how many potential opportunities fail to hold up to this simple test. In portfolio management, some of the best investments are the ones you don’t make.

Performance
The RS Value Fund (Class A Shares) generated a return of 6.45% for the quarter and 12.54% year-to-date ended June 30, 2007 vs. 3.65% and 8.69%, respectively, for the benchmark Russell Midcap® Value Index3. Over the past five years, ended June 30, 2007, the Fund has been up an average of 24.15% vs. 17.17% for the index. As is often the case, the performance during the quarter was less a function of our outperforming when the market was up and more a function of doing a better job of protecting capital on days when the market did poorly. Avoiding mistakes, protecting the downside, and preserving capital are primary tenets of our investment philosophy. Each of our investment professionals works to identify structural changes in businesses that will lead to improving returns on invested capital (ROIC). If we overlay improvements in returns with a strict valuation discipline requiring $3 to $5 of upside for every dollar of downside, we believe that we can successfully protect and compound our shareholders’ capital.

Portfolio Review

Financials
In the financials area, it continues to be a selective market. From a market perspective, the financials broadly underperformed, while the banks and real estate investment trusts (REITs) specifically did poorly. Our cautious stance on the group continued to play out in the quarter as the adverse impact of loose underwriting standards, an inverted yield curve, higher costs on liabilities, and a challenging mortgage market pressured returns for many financials. Although the weakness in the group has brought valuations to a more reasonable level, we continue to believe that returns for many companies will continue to deteriorate and that valuations do not fully reflect the fundamentals. Despite the difficult macro environment for financials, we have identified a select number of investment opportunities that we believe are attractive due to significant structural change leading to improving returns alongside asymmetric risk/return profiles. Below we highlight two such names: Ameriprise Financial (1.83% of assets as of 06/30/07) and Conseco, Inc. (1.89%).

We made our initial investment in Ameriprise Financial in October 2005, immediately following its spin-off from American Express. The company offers life and annuity products through its dedicated and independent agents and also owns the investment manager, RiverSource Funds. We were attracted to Ameriprise’s businesses because of the stronger growth and higher ROIC potential within its annuity segment as well as the high recurring cash flow, low capital intensity, and high-margin asset management business.

Our original thesis on Ameriprise was twofold: (1) The businesses had been significantly neglected and starved of capital while operating under American Express; given Ameriprise’s newfound independence, we believed there would be significant opportunity to reinvest and reallocate capital, improving ROIC in the various businesses. (2) At the time of the initial investment, we believed that the share price reflected the value of only the life insurance operations. We thought the market placed little value on the investment management business, which we estimated was generating nearly 40% of the business’s cash flows. Since our initial investment, the share price has increased as investors have come to realize the value of the different businesses.

Under the leadership of James Cracchiolo, management has taken some initial steps toward improving returns. Despite the share price appreciation, we believe that the stock reflects only the current return profile of the business. We expect a continued improvement in returns over the next two years as the investment management unit increases its contribution to overall cash flows. At current levels we believe that the market does not reflect the return profile of this structurally superior cash flow stream. Given the stability of the business and the positive changes we see ahead, we are confident that our downside is limited from current levels.

Our investment in Conseco is a relatively new position in the Fund. The company, which emerged from bankruptcy

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in 2003, underwrites life insurance, Medicare supplemental insurance, long-term care, and annuities with a focus on the senior market. Our investment case is predicated on the belief that the business’s returns have been significantly depressed as a result of legacy balance sheet issues and an inefficient operating structure. We expect that the business will improve as a result of a new management team’s taking the necessary corrective actions to strengthen the balance sheet and improve the return profile of the business.

In September 2006 the board of directors hired James Prieur, the president of Sun Life Financial (0.00%), who has made a career of repairing underperforming businesses. During his first nine months on the job, Prieur began the task of fixing the balance sheet by addressing reserve deficiencies and repricing poorly written policies within its legacy long-term care business. He is also consolidating back-office functions for efficiency, which we think should improve the quality and the competitiveness of the business. We believe that management will be able to repair the balance sheet and eventually find a way to remove the long-term care liability, which should significantly improve the business. In the meantime we are comfortable that downside is limited; we feel that the market affords very little credit for Conseco’s other stable and higher-returning businesses.

Consumer, Business Services, Health Care, and Technology
A relatively new position for the Fund and a positive contributor during the quarter is BEA Systems (2.61%), a leading supplier of enterprise and communications infrastructure software with an installed base of more than 15,000 customers, including a majority of the Fortune Global 500. We believe BEA’s software is the backbone behind mission-critical applications, such as the online reservation system for British Airways, the point-of-sale portal supporting Cingular’s U.S. dealer network, and the transaction-processing systems that run Credit Suisse’s trading desk. Up-time, high-performance, and reliability are absolutely critical in each of these cases. BEA typically receives a one time license fee for the sale of new software followed by an annual maintenance fee for providing ongoing technical support and product upgrades. Due to the mission-critical nature of the applications running on BEA’s software and the substantial up-front integration expense incurred, maintenance renewal rates typically run in excess of 95%. Combined with a gross margin structure of approximately 90%, BEA’s maintenance business (which has grown from 24% of total revenue in fiscal 2002 to 47% in fiscal 2007) generates a significant amount of highly predictable and recurring cash flow.

BEA’s stock recently came under pressure when the company failed to meet its license revenue growth projections. After a strong sell-off, we believed that the market was no longer giving the company proper credit for its durable maintenance business. Our numerous due diligence calls with customers, system integrators, channel partners, software industry experts and former employees of the company left us encouraged that BEA’s maintenance business remained healthy, and would likely continue to grow in excess of 10% annually. Based on a detailed cash flow analysis, we believe that BEA was trading at a significant discount to the warranted value of its maintenance business. We think the predictable and recurring cash flow stream of BEA’s maintenance business would make it an attractive asset to a number of financial or strategic buyers, providing us with a healthy level of downside protection and a free option on the company’s future growth.

We also found assurance in BEA’s pristine balance sheet, with zero debt and nearly $1.2 billion in cash. The company recently increased its stock buy back authorization to $620 million, and we expect it to actively repurchase shares once it is current with its Securities and Exchange Commission filings. Comfortable with our level of downside protection, we are willing to wait patiently while management repositions the company around its next-generation, service-oriented architecture (SOA) software offering. Whether SOA turns out to be an evolution or a revolution, we believe that BEA will be able to leverage its best-of-breed technology and strong existing customer relationships to capitalize on the next phase of industry growth.

Alexandria Real Estate Equities (1.83%) had a negative effect on performance for the quarter. Alexandria owns, manages, and develops office and lab space for life science customers such as Novartis, Glaxo, and Genentech

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RS Value Fund (continued)

as well as research universities like the Massachusetts Institute of Technology. As we have studied Alexandria over the past several years, we have come to appreciate its uniquely positioned asset base as well as its high-quality management team.

At present the company’s stabilized assets consist of roughly 160 buildings and 11 million square feet of office and lab space. The buildings—many of which are located in the research hubs of Boston, San Francisco, Raleigh-Durham, and Los Angeles—enjoy the benefits associated with tenant clustering. Alexandria’s markets are densely populated with companies that find immense value in being located near other companies with similar research-oriented missions. The life science research hubs, in which many of Alexandria’s buildings are located, benefit from a deep pool of human resources as well as access to capital equipment such as mass spectrometers (which costs millions of dollars) and other tools used to develop pharmaceutical compounds. By owning strategically located buildings with unique characteristics, the company is able to attract and retain solid tenants with the willingness to pay good and growing rents. In many cases, the heating and ventilation systems are significantly upgraded, and many of the buildings have facilities unique to its customer base, such as clean rooms and outfitted lab space. We commend the management team of Alexandria for the soundness and the consistency of its business plan and its high-quality execution.

The company’s team, led by Joel Marcus, has been disciplined and value-oriented, taking advantage of markets when they are out of favor (such as San Francisco from 2001 to 2003) and staying away from assets with poor risk/reward profiles, such as the Slough portfolio that recently traded at a very high price. We expect more of the same from Alexandria over the next five years, compounding the value of its franchise by converting low-basis land contiguous to the company’s existing portfolio into valuable, stabilized buildings. We believe that Alexandria will grow its gross asset base by more than 50% over the next several years. Given the flexibility of its balance sheet, we expect many of the company’s mid-teens projects will be financed with 6% to 7% debt, creating significant value for shareholders. We expect Alexandria to remain in the Fund for several years as its business plan continues to play out.

Natural Resources, Energy, Industrials, and Staples
For the past several years, investors in the natural resources space have benefited from broad, and occasionally rapid, increases in commodity prices. As we have discussed in previous letters, it was and is our contention that the resulting supply response will lead to lower commodity prices in the intermediate term (two to four years). We also believe, however, that deteriorating capital efficiencies will result in higher midcycle prices in the future, which will have a positive impact on the valuations of natural resources-related stocks. We continue to believe that while sector returns are highly correlated to fluctuations in commodity prices (i.e. the “average” producer creates no value across a price cycle), resource companies with high-quality assets, purchased at a discount to warranted value and run by management teams who are attuned to and motivated by ROIC, will generate superior risk-adjusted returns for the long-term investor vs. both passive commodity investments and resource-related stock indexes. Our estimates of warranted value are derived using our forward midcycle price assumptions, and we view the occasional commodity price spikes simply as “the cherry on top.” We are constructive about the long-term prospects in the natural resources space; our time horizon is years, not months or quarters.

Denbury Resources (1.54%), an independent oil and gas company, with a number of different assets across the southeastern United States, generated positive returns for Fund during the quarter. By far the most interesting to us is its ownership of Jackson Dome, the largest naturally occurring source of carbon dioxide east of the Mississippi River. In certain reservoirs, carbon dioxide can be injected to recover oil that was not produced using primary or secondary methods – this process is broadly termed enhanced oil recovery (EOR) or miscible flood. By owning the carbon dioxide source and the pipelines used to transport the gas from Jackson Dome to the producing fields, we expect Denbury can acquire older, mature oil assets and dramatically increase recoverable reserves at highly competitive capital and operating costs. We believe the pipeline network can be further leveraged to purchase industrial carbon dioxide streams from Gulf Coast refineries and coal-to-liquid plants, thereby increasing Denbury’s ability to transform abandoned oil fields into production

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and reserves. Denbury has recently signed a number of these contracts and has announced a strategic review of its underperforming exploration properties in Louisiana, which we think will further enhance its focus on EOR projects. We believe Denbury’s tertiary oil business is a prime example of an “advantaged asset” – a unique position that is defensible and unlikely to be competed away over long periods of time. We expect Denbury to remain a core position for the Fund going forward.

Spectra Energy (2.48%) remains a core holding, although it did not contribute to—nor detract from—performance. Spectra is a newly formed entity, having been spun off of Duke Energy (1.89%) at the end of last year, and is one of the largest natural gas processing, storage, and pipeline companies in North America. We believe that Spectra is very well positioned to take advantage of the continued need to move gas from the producing regions in the western portion of the continent to the consuming regions in the east, and that its storage assets will disproportionately benefit from the inevitable increase in large natural gas volumes destined for the United States. While management has laid out relatively modest earnings growth targets through 2009, we are attracted by the steady cash flows generated by the pipeline assets and the opportunity for further growth in both the storage and processing units.

At the time of the spin-off, management discussed the potential to drop certain assets into a master limited partnership over time. The first such transaction occurred at the end of the second quarter, with Spectra retaining 84% ownership of the limited partnership units as well as 100% of the general partnership units. The newly traded entity, up 30% in the first several days of trading, provides some indication of the latent value that we believe exists within Spectra’s asset base. As a stand-alone company, it appears that its management is able to allocate capital, and compensate its employees, on the basis of ROIC as opposed to earnings accretion, which we view as a key structural change. Finally, we are very pleased to invest in a company run by Chairman Paul Anderson and CEO Fred Fowler, two executives with a long history of value creation. We used short-term stock weakness to further build our position and expect Spectra to be a key long-term holding in the Fund.

Investment Team Update
We are pleased to announce that Martin Engel joins us as an analyst on the Value Team in San Francisco. Mr. Engel has worked in financial services for the past 10 years as an analyst in the private equity industry as well as at Phinity Capital, a New York-based hedge fund. Mr. Engel graduated with a B.S. in commerce from the University of Virginia and a M.B.A. from the Wharton School of the University of Pennsylvania.

We will continue to use these letters as an opportunity to communicate our investment objectives and business principles. Our long-term goal is to be considered one of the top value investment teams, which means striving to achieve superior long-term investment results. Our hope is that our investment philosophy, work ethic, and commitment to improvement are the foundation blocks to help us reach our goal. For us, being among the best involves not only achieving our investment objectives but also living by our principles:

•	Alignment with shareholders

•	Uncompromising integrity

•	Respect for others

•	Continuous learning

•	A disciplined process

We appreciate your support.

Sincerely,

Andrew Pilara	MacKenzie Davis
Co-Portfolio Manager	Co-Portfolio Manager

David Kelley	Joe Wolf
Co-Portfolio Manager	Co-Portfolio Manager

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RS Value Fund (continued)

Investing in small- and mid-size companies can involve risks such as having less publicly available information, higher volatility, and less liquidity than in the case of larger companies. Overweighting investments in certain sectors or industries increases the risk of loss due to general declines in the prices of stocks in those sectors or industries. Foreign securities are subject to political, regulatory, economic, and exchange-rate risks not present in domestic investments. The value of a debt security is affected by changes in interest rates and is subject to any credit risk of the issuer or guarantor of the security.

Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary.

Except as otherwise specifically stated, all information and portfolio manager commentary, including portfolio security positions, is as of June 30, 2007.

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Assets Under Management: $2,909,165,720	Data as of June 30, 2007

Sector Allocation[1]

Top Ten Holdings[2]

Company	Percentage of Total Net Assets

Liberty Global, Inc.	4.58%

Corrections Corp. of America	3.83%

Limited Brands, Inc.	3.01%

KKR Private Equity Investors	2.91%

Scientific Games Corp.	2.90%

Ambac Financial Group, Inc.	2.77%

Apollo Group, Inc.	2.74%

BEA Systems, Inc.	2.61%

Allegheny Technologies, Inc.	2.54%

Spectra Energy Corp.	2.48%

Total	30.37%

1

The Fund’s holdings are allocated to each sector based on their Russell classification. If a holding is not classified by Russell, it is assigned a Russell designation by RS Investments. Cash includes short-term investments and net other assets and liabilities.

2	Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities.
3

The Russell Midcap® Value Index is an unmanaged market-capitalization-weighted index that measures the performance of those companies in the Russell Midcap® Index with lower price-to-book ratios and lower forecasted growth values. (The Russell Midcap® Index measures the performance of the 800 smallest companies in the Russell 1000® Index, which consists of the 1,000 largest U.S. companies based on total market capitalization.) Index results assume the reinvestment of dividends paid on the stocks constituting the index. You may not invest in the index, and, unlike the Fund, the index does not incur fees and expenses.

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RS Value Fund (continued)

Performance Update Average Annual Total Returns as of 06/30/07

	Inception Date	Year-to-Date	1 Year	3 Years	5 Years	10 Years	Since Inception

Class A Shares	06/30/93
without sales charge		12.54%	25.79%	21.63%	24.15%	8.29%	9.48%
with maximum sales charge		7.19%	19.84%	19.68%	22.96%	7.76%	9.10%

Class C Shares†	05/01/07
without sales charge		—	—	—	—	—	2.32%
with sales charge		—	—	—	—	—	1.32%

Class K Shares†	12/04/06
without sales charge		12.32%	—	—	—	—	12.25%

Class Y Shares†	05/01/07
without sales charge		—	—	—	—	—	2.45%

Russell Midcap® Value Index[3]		8.69%	22.09%	19.32%	17.17%	13.06%	14.24%
						Since Class A share inception

S&P 500® Index[4]		6.96%	20.59%	11.67%	10.71%	7.13%	11.01%
						Since Class A share inception

4

The S&P 500® Index is an unmanaged market-capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Index results assume the reinvestment of dividends paid on the stocks constituting the index. You may not invest in the index, and, unlike the Fund, the index does not incur fees and expenses.

†	RS Value Fund’s Class C, Class K, and Class Y Shares “since inception” returns are not annualized and represent cumulative total return.

Results of a Hypothetical $10,000 Investment If invested on 06/30/97

The chart above shows the performance of a hypothetical $10,000 investment made in Class A shares of RS Value Fund and in the Russell Midcap® Value Index. The starting point of $9,525 for Class A shares reflects the current maximum sales charge of 4.75%. Hypothetical $10,000 investments made upon the commencement of offering Class C shares (05/01/07), Class K shares (12/04/06), and Class Y shares (05/01/07) would have the following values as of June 30, 2007: $10,132 (Class C), $11,225 (Class K), and $10,245 (Class Y). While Class C shares and Class K shares have a higher starting value than Class A shares because they do not impose a sales charge on purchase, they have higher annual expenses and therefore day to day performance is lower than that of Class A shares.

Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. Please keep in mind that any high double-digit returns are highly unusual and cannot be sustained. The Fund’s total gross annual operating expense ratio as of the most current prospectus is as follows: Class A 1.34%, Class C 2.10%, Class K 1.80%, and Class Y 1.07%. Class A performance quoted “with maximum sales charge” reflects the current maximum sales charge of 4.75%. Please read the prospectus carefully for more information on sales charges as they do not apply in all cases and if applied are reduced for larger purchases. Certain share classes are subject to lower maximum sales charges whether paid at the time of purchase or deferred. The Class C share performance quoted “with sales charge” takes into account the applicable contingent deferred sales charge (up to 1% for class C shares). There are no sales charges for Class K and Class Y shares. Any sales charges are in addition to the Fund’s fees and expenses as detailed in the Fund’s most current prospectus. Fees and expenses are factored into the net asset value of your shares and any performance numbers we release. Total return figures reflect an expense limitation in effect during the periods shown; without such limitation, the performance shown would have been lower. Performance results assume the reinvestment of dividends and capital gains. The return figures shown do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares. Current and month-end performance information, which may be lower or higher than that cited, is available by contacting RS Investments at 1-800-766-FUND and is frequently updated on our Web site: www.RSinvestments.com.

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RS Partners Fund

Co-Portfolio Managers
Andrew Pilara
MacKenzie Davis
David Kelley
Joe Wolf

Investment Style

Large-Cap	Mid-Cap	Small-Cap
Value	Blend	Growth

Fund Philosophy
The RS Partners Fund seeks long-term growth. The Fund seeks to increase shareholder capital over the long term by investing in equity securities — principally of companies with market capitalizations of up to $3 billion — using a value methodology combining balance sheet analysis with cash flow analysis.

Investment Process
Cash flow return analysis drives our investment process. We invest in companies that manage capital, not earnings, and we look for businesses that we believe have sustainable, long-term returns in excess of their cost of capital. We seek managers who are thoughtful capital allocators within a strong corporate culture. We invest when our calculated warranted value substantially exceeds the current market price.

We intend to use these letters as a means not simply to review quarterly or annual performance, but to help our shareholders better understand our process and philosophy. We strive to employ a highly consistent, repeatable process when evaluating every investment opportunity, with the singular goal of generating superior long-term investment results. With that in mind, we thought it instructive to review a key rule of thumb that we employ, the “15% rule.”

In The Intelligent Investor, Benjamin Graham tells readers to:

Have the courage of your knowledge and experience. If you have formed a conclusion from the facts and if you know your judgment is sound, act on it — even though others may hesitate or differ. (You are neither right nor wrong because the crowd disagrees with you. You are right because your data and reasoning are right.) Similarly, in the world of securities, courage becomes the supreme virtue AFTER adequate knowledge and tested judgment are at hand.

Recognizing that we are not as eloquent as the founding father of value investing, we have come up with our own vernacular, the aforementioned “15% rule” – any investment, down 15% from cost, is generally either added to or eliminated from the portfolio. If we have done our work and the fundamentals haven’t changed we generally believe we should be buying more of the business. Value investors should be pleased to see the stock price decline as they begin to establish a position, as this will result in a lower aggregate cost basis. This is an obvious mathematical point, but runs contrary to the mindset of the typical investor who seeks validation from the short-term positive movement of stocks trading in the market. Our mandate is to identify investment opportunities where the chance to deploy additional capital at lower prices leaves us more excited, not less.

Perhaps an even more important aspect of this rule of thumb is the case where we are down 15% from cost, but have lost conviction in our thesis. Perhaps the fundamentals have changed. Perhaps we were simply wrong in analysis and our efforts to be contrarian. Regardless of the reason, if we don’t have the conviction to buy more, we generally believe we should sell. Investments that lose 15% of their value are clearly not a positive development, but are manageable within the context of a portfolio. Down 15% investments that balloon into down 40% positions undermine the long-term performance of the Fund. We pride ourselves on our downside protection statistics, and this framework helps us to minimize the impact of inevitable mistakes in a portfolio.

Over time, we also have learned to apply the 15% rule before the first dollar of capital is committed. We force ourselves to envision the scenario(s) where we are down 15% from cost and ask ourselves how enthusiastic we are to commit more capital to the idea. It is amazing how many potential opportunities fail to hold up to this simple test. In portfolio management, some of the best investments are the ones you don’t make.

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RS Partners Fund (continued)

Performance
The RS Partners Fund (Class A Shares) generated returns of 5.70% for the quarter and 10.16% year-to-date ended June 30, 2007 vs. 2.30% and 3.80%, respectively, for the benchmark Russell 2000® Value Index3. Over the past five years,ended June 30, 2007, the Fund has been up an average of 23.12% vs. 14.62% for the index. As is often the case, the performance during the quarter was less a function of our outperforming when the market was up and more a function of doing a better job of protecting capital on days when the market did poorly. Avoiding mistakes, protecting the downside, and preserving capital are primary tenets of our investment philosophy. Each of our investment professionals works to identify structural changes in businesses that will lead to improving returns on invested capital (ROIC). If we overlay improvements in returns with a strict valuation discipline requiring $3 to $5 of upside for every dollar of downside, we believe that we can successfully protect and compound our shareholders’ capital.

Portfolio Review

Financials
In the financials area, it continues to be a selective market. From a market perspective, the financials broadly underperformed, while the banks and real estate investment trusts (REITs) specifically did poorly. Our cautious stance on the group continued to play out in the quarter as the adverse impact of loose underwriting standards, an inverted yield curve, higher costs on liabilities, and a challenging mortgage market pressured returns for many financials. Although the weakness in the group has brought valuations to a more reasonable level, we continue to believe that returns for many companies will continue to deteriorate and that valuations do not fully reflect the fundamentals. Despite the difficult macro environment for financials, we have identified a select number of investment opportunities that we believe are attractive due to significant structural change leading to improving returns alongside asymmetric risk/return profiles. Below we highlight two such names: Assured Guaranty (1.90% of assets as of 06/30/07) and Annaly Capital Management (2.08%).

Assured Guaranty is a Bermuda-based financial guarantor that was spun off from Ace Limited (0.00%) in 2004. Financial guaranty companies provide insurance on municipal bonds, asset-backed securities, and other forms of debt, which allows for a lower interest rate for an issuer than would otherwise be received. Because of the initial capital investment and the stringent requirements for obtaining the appropriate ratings, barriers to entry in the financial guaranty space are extremely high. Additionally, Assured, as well as its peers, writes to a “no loss” underwriting standard, which makes it important that each transaction be stress tested with draconian assumptions to protect its ratings. We believe that the highly consolidated and organized structure of the financial guaranty industry leads to consistent and predictable returns and cash flows.

Since Assured’s initial public offering, the company, led by Dominic Frederico, has taken steps to improve the risk profile of the organization as well as capital levels, which we think have dramatically improved its competitive position and should lead to better returns over time. The company has eliminated its exposure to individual corporate credits, which the ratings agencies viewed as being much riskier, and has focused on improving underwriting standards, which we think will lead to a significant capital build. The improved risk profile and capital levels have allowed the company to receive AAA ratings from two of the three major ratings agencies, and we expect a third upgrade to occur at some point. We believe the AAA rating will allow the company to write business at higher ROIC over time. With the shares trading at a very modest premium to book value and an embedded cash flow stream that we think is yet to be recognized, we remain comfortable that our downside is limited.

Annaly Capital is a mortgage real estate investment trust (REIT). The company invests exclusively in AAA agency mortgage securities issued by Fannie Mae (0.00%) and Freddie Mac (0.00%). Because of its corporate structure, Annaly pays out essentially all of its cash flows to shareholders in the form of dividends. With a solid management team and an improving return profile not yet fully appreciated by the market, we believe that Annaly has the attributes of a solid investment.

Management shares our view of the importance of ROIC and has a proven track record of prudently managing capital. In the past, management has demonstrated its willingness to shrink the investment portfolio when risk-adjusted returns were unattractive and did not meet

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hurdle rates. Even though this does not maximize near-term earnings and may be unpopular with the “Street,” we believe that this is the correct course of action because it protects shareholder capital.

Annaly is currently deploying capital at good and improving spreads (return on funds vs. cost of funds); and as more capital is recycled, we expect overall ROIC to improve over the next several years. In turn, we believe that better overall returns for the company will lead to improving distributable cash flow and higher dividend payouts. Most important, we believe that a solid, tangible book alongside a modest price-to-book valuation provides good downside protection.

Consumer, Business Services, Health Care, and Technology
During the quarter the Fund’s performance was helped by acquisitions of some of its positions in the consumer, business service, and technology areas. Announcements were made by third parties that intended to buy Coinmach (1.01%), Equity Inns (0.00%), and eFunds (1.44%).

When studying a business for its investment merits, we do not rely on the possibility that the business may be purchased during our investment horizon. We focus on the franchise value of an asset base and look to understand the durability of its business model and the consistency and the visibility of its cash flows. We often say that we are private equity investors of public securities, meaning that we seek to train our sights on businesses with compelling and unique assets that can be defended and compounded over time. Oftentimes, strategic and financial acquirers look for similar attributes.

In the case of Coinmach, we saw a plain-vanilla business with what we believed was very good management and steady returns. Coinmach provides access to laundry facilities for apartment complexes. In the regional markets in which the company chooses to compete, Coinmach dominates its distinct niche. By entering into long-term contracts with the best apartment operators, efficiently purchasing machines and supplies in bulk, and driving the utilization of its dense route network, Coinmach’s team has built a nice, defensible business. We were pleased that an outside suitor saw value in Coinmach’s assets and will pay a material control premium to purchase the company.

Another position being acquired is Equity Inns, a hotel REIT with a diversified portfolio of 132 limited-service hotels located primarily in secondary markets across 35 states. We believe Equity Inns’ lean corporate overhead, well-branded portfolio of young assets (97% Hilton, Marriott, or Hyatt), and attractive margin structure due to the low operating costs of running a limited-service hotel have enabled Equity Inns to be successful at generating relatively stable cash flows over the years despite being exposed to the ups and downs of the hotel cycle. At the time of our investment, Equity Inns’ hotel portfolio was trading at a significant discount to our peer, replacement cost, and private-market valuation analysis. Moreover, we were attracted to the high quality of Equity Inns’ management team (Howard Silver, Mitch Collins, Rich Mitchell, and Ed Ansbro) and saw substantial value in the company’s proprietary acquisition platform.

Over the past 13 years, we think management’s ability to forge strong and lasting relationships with a number of regional hotel developers has allowed the company to deploy more than $500 million of capital at very favorable cap rates (approximately 9% to 10% trailing) via non-competitive hotel acquisitions. We also liked the fact that we would be rewarded with a 6.4% annual dividend yield as we waited for the market to recognize Equity Inns’ true franchise value. Although we never base an investment decision on the hopes of a takeout, we were pleased when the company agreed to be acquired.

eFunds was another position that announced it will be acquired during the quarter. When we invested in eFunds, our sum-of-the-parts investment thesis caused us to expect that one of the company’s three segments was as valuable as the enterprise value of the entire company. We believed at the time that the difference between the available market price and the value of the unrecognized two segments was a very solid margin of safety. As it turned out, Fidelity National, a company that participates broadly in eFunds’ markets, also saw value in eFunds’ collection of assets, agreeing to buy the company at a meaningful premium to our cost basis.

One of our recent purchases, Lions Gate Entertainment (1.80%), a pure-play movie studio and distribution company, had a slightly negative impact on recent performance. We were attracted to its unique, low-risk business

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RS Partners Fund (continued)

model, which enables it to generate consistently high returns from individual film projects (a true rarity for a Hollywood studio). The key for Lions Gate is its ability to minimize risk by focusing on low-cost projects (Lions Gate films typically cost less than $30 million to produce vs. an industry average of well over $100 million) and by pre-selling international distribution rights to help fund upfront costs. We believe this discipline, along with its focus on niche film categories, such as horror, has permitted Lions Gate to produce very consistent results in a challenging industry. Furthermore, Lions Gate has a very valuable film library of more than 10,000 titles that generates approximately $75 million in annual cash flow. This is a very durable cash flow stream that requires no incremental investment and therefore warrants a premium valuation.

Lions Gate recently entered into a new film-financing relationship that we expect will further reduce its risk while allowing it to produce larger films with greater upside potential. Under this relationship, Lions Gate will put up significantly less of the upfront capital and will receive a guaranteed distribution fee in exchange for giving up some of the back-end profits. So while Lions Gate will share in less of the upside in the event of a blockbuster movie, we believe the lower required investment and the guaranteed distribution fee will result in lower volatility and significantly higher returns. This is a major structural change in the Lions Gate business model that we feel is unappreciated by investors.

We expect to see volatility in this stock in the short term based on weekly box-office numbers, as it did recently with weaker-than-expected results from Hostel 2, but we are confident that the outstanding economics and growth potential of this company will be reflected in the stock price over the long term.

Natural Resources, Energy, Industrials, and Staples
For the past several years, investors in the natural resources space have benefited from broad, and occasionally rapid, increases in commodity prices. As we have discussed in previous letters, it was and is our contention that the resulting supply response will lead to lower commodity prices in the intermediate term (two to four years). Importantly, however, we believe that deteriorating capital efficiencies will result in higher midcycle prices in the future, which will have a positive impact on the valuations of natural resources-related stocks. We continue to believe that while sector returns are highly correlated to fluctuations in commodity prices (i.e. the “average” producer creates no value across a price cycle), resource companies with high-quality assets, purchased at a discount to warranted value and run by management teams who are attuned to and motivated by ROIC, will generate superior risk-adjusted returns for the long-term investor vs. both passive commodity investments and resource-related stock indexes. Our estimates of warranted value are derived using our forward midcycle price assumptions, and we view the occasional commodity price spikes simply as “the cherry on top.” We are constructive about the long-term prospects in the natural resources space – our time horizon is years, not months or quarters.

A name with which long-time readers will be familiar and which contributed positively to returns is Peabody Energy (2.60%), the largest privately held coal company in the world. Peabody has a dominant position in the Powder River Basin and the Illinois Basin, and it substantially increased its presence in the metallurgical and thermal seaborne market via its acquisition of Excel in Australia. Despite increasing concern regarding coal as a fuel source and the need for continued development of efficacious carbon dioxide capture and sequestration technologies, we think it is very difficult to imagine a coherent U.S. energy policy in which coal is not a significant contributor. Due to a number of historical and logistical reasons, Powder River Basin coal is currently priced at a discount to other coals and at a significant discount to natural gas, which is its main substitute as a fuel source for electric utilities. Standing in an aboveground mine, staring at 70-foot coal seams, after having tunneled underground to view 4- to 6-foot seams in Appalachia, we believe it is clear that Powder River Basin coal is a much-higher-return proposition than the alternatives. We think Peabody’s management has a long track record of value creation as evidenced by the Excel acquisition just prior to China’s announcement that it has returned to a net importer status and Peabody’s decision to spin off the Appalachian operations into a stand-alone entity.

Finally, we believe that Peabody’s investment in mine mouth utilities as well as coal-to-liquid technologies

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represents a free option on efforts to monetize this country’s multi-century coal reserves. We always seek to differentiate between a stock’s value and the value of the business—the former fluctuates, often dramatically, over short periods of time; in Peabody’s case, we believe that the value of the underlying assets continues to compound at very attractive rates.

Specialty materials company Allegheny Technologies (2.58%) has been a significant contributor to the Fund’s long-term performance, although the stock suffered a rather lackluster quarter. Investors continue to associate the company with both the carbon steel and the commodity stainless steel markets, yet Allegheny has experienced a structural transformation over the past several years under the stewardship of CEO Pat Hassey. We remain constructive on the outlook for its specialty alloy and titanium businesses and believe that we will benefit from the extended cycle in a number of its end markets.

Investment Team Update
We are pleased to announce that Martin Engel joins us as an analyst on the Value Team in San Francisco. Mr. Engel has worked in financial services for the past 10 years as an analyst in the private equity industry as well as at Phinity Capital, a New York-based hedge fund. Mr. Engel graduated with a B.S. in commerce from the University of Virginia and a M.B.A. from the Wharton School of the University of Pennsylvania.

We will continue to use these letters as an opportunity to communicate our investment objectives and business principles. Our long-term goal is to be considered one of the top value investment teams, which means striving to achieve superior long-term investment results. Our hope is that our investment philosophy, work ethic, and commitment to improvement are the foundation blocks to help us reach our goal. For us, being among the best involves not only achieving our investment objectives but also living by our principles:

•	Alignment with shareholders

•	Uncompromising integrity

•	Respect for others

•	Continuous learning

•	A disciplined process

We appreciate your support.

Sincerely,

Andrew Pilara	MacKenzie Davis
Co-Portfolio Manager	Co-Portfolio Manager

David Kelley	Joe Wolf
Co-Portfolio Manager	Co-Portfolio Manager

Investing in small- and mid-size companies can involve risks such as having less publicly available information, higher volatility, and less liquidity than in the case of larger companies. Investing in a more limited number of issuers and sectors can be subject to greater market fluctuation. Overweighting investments in certain sectors or industries increases the risk of loss due to general declines in the prices of stocks in those sectors or industries. Foreign securities are subject to political, regulatory, economic, and exchange-rate risks not present in domestic investments. The value of a debt security is affected by changes in interest rates and is subject to any credit risk of the issuer or guarantor of the security.

Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary.

Except as otherwise specifically stated, all information and portfolio manager commentary, including portfolio security positions, is as of June 30, 2007.

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RS Partners Fund (continued)

Assets Under Management: $3,073,340,776	Data as of June 30, 2007

Sector Allocation[1]

Top Ten Holdings[2]

Company	Percentage of Total Net Assets

Corrections Corp. of America	4.38%

Key Energy Services, Inc.	3.89%

Liberty Global, Inc.	3.27%

Corinthian Colleges, Inc.	3.11%

Triarc Cos., Inc.	3.07%

KKR Private Equity Investors, L.P.	2.97%

KKR Financial Holdings LLC	2.71%

Peabody Energy Corp.	2.60%

Allegheny Technologies, Inc.	2.58%

Hanover Insurance Group, Inc	2.54%

Total	31.12%

1

The Fund’s holdings are allocated to each sector based on their Russell classification. If a holding is not classified by Russell, it is assigned a Russell designation by RS Investments. Cash includes short-term investments and net other assets and liabilities.

2	Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities.
3

The Russell 2000® Value Index is an unmanaged market-capitalization-weighted index that measures the performance of those companies in the Russell 2000® Index with lower price-to-book ratios and lower forecasted growth values. (The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index, which consists of the 3,000 largest U.S. companies based on total market capitalization.) Index results assume the reinvestment of dividends paid on the stocks constituting the index. You may not invest in the index, and, unlike the Fund, the index does not incur fees and expenses.

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Performance Update Average Annual Total Returns as of 06/30/07

	Inception Date	Year-to-Date	1 Year	3 Years	5 Years	10 Years	Since Inception

Class A Shares	07/12/95
without sales charge		10.16%	16.69%	18.48%	23.12%	14.29%	16.38%
with maximum sales charge		4.92%	11.14%	16.57%	21.93%	13.73%	15.91%

Class K Shares†	10/13/06
without sales charge		9.84%	—	—	—	—	15.01%

Class Y Shares†	05/01/07
without sales charge		—	—	—	—	—	2.09%

Russell 2000® Value Index[3]		3.80%	16.05%	15.02%	14.62%	12.14%	13.89%
						Since Class A share inception

S&P 500® Index[4]		6.96%	20.59%	11.67%	10.71%	7.13%	10.42%
						Since Class A share inception

4

The S&P 500® Index is an unmanaged market-capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Index results assume the reinvestment of dividends paid on the stocks constituting the index. You may not invest in the index, and, unlike the Fund, the index does not incur fees and expenses.

†	RS Partners Fund Class K and Class Y Shares “since inception” returns are not annualized and represent cumulative total return.

Results of a Hypothetical $10,000 Investment If invested on 06/30/97

The chart above shows the performance of a hypothetical $10,000 investment made in Class A shares of RS Partners Fund and in the Russell 2000® Value Index. The starting point of $9,525 for Class A shares reflects the current maximum sales charge of 4.75%. Hypothetical $10,000 investments made upon the commencement of offering Class K shares (10/13/06) and Class Y shares (05/01/07) would have the following values as of June 30, 2007: $11,501 (Class K) and $10,209 (Class Y). While Class K shares have a higher starting value than Class A shares because they do not impose a sales charge on purchase, they have higher annual expenses and therefore day to day performance is lower than that of Class A shares.

Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. Please keep in mind that any high double-digit returns are highly unusual and cannot be sustained. The Fund’s total gross annual operating expense ratio as of the most current prospectus is as follows: Class A 1.50%, Class K 1.95%, and Class Y 1.22%. Class A performance quoted “with maximum sales charge” reflects the current maximum sales charge of 4.75%. Please read the prospectus carefully for more information on sales charges as they do not apply in all cases and if applied are reduced for larger purchases. There are no sales charges for Class K and Class Y shares. Any sales charges are in addition to the Funds’ fees and expenses as detailed in the Funds’ most current prospectus. Fees and expenses are factored into the net asset value of your shares and any performance numbers we release. Total return figures reflect an expense limitation in effect during the periods shown; without such limitation, the performance shown would have been lower. Performance results assume the reinvestment of dividends and capital gains. The return figures shown do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares. Current and month-end performance information, which may be lower or higher than that cited, is available by contacting RS Investments at 1-800-766-FUND and is frequently updated on our Web site: www.RSinvestments.com.

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RS Investors Fund

Co-Portfolio Managers
Andrew Pilara
MacKenzie Davis
David Kelley
Joe Wolf

Investment Style

Large-Cap	Mid-Cap	Small-Cap

Value	Blend	Growth

Fund Philosophy
The RS Investors Fund seeks long-term capital appreciation by investing in companies that RS Investments believes are undervalued. The Fund will normally hold 20 to 40 securities and invest in value-oriented equities across small-, mid-, and large-market capitalizations.

Investment Process
Cash flow return analysis drives our investment process. We invest in companies that manage capital, not earnings, and we look for businesses that we believe have sustainable, long-term returns in excess of their cost of capital. We seek managers who are thoughtful capital allocators within a strong corporate culture. We invest when our calculated warranted value substantially exceeds the current market price.

We intend to use these letters as a means not simply to review quarterly or annual performance, but to help our shareholders better understand our process and philosophy. We strive to employ a highly consistent, repeatable process when evaluating every investment opportunity, with the singular goal of generating superior long-term investment results. With that in mind, we thought it instructive to review a key rule of thumb that we employ, the “15% rule.”

In The Intelligent Investor, Benjamin Graham tells readers to:

Have the courage of your knowledge and experience. If you have formed a conclusion from the facts and if you know your judgment is sound, act on it — even though others may hesitate or differ. (You are neither right nor wrong because the crowd disagrees with you. You are right because your data and reasoning are right.) Similarly, in the world of securities, courage becomes the supreme virtue AFTER adequate knowledge and tested judgment are at hand.

Recognizing that we are not as eloquent as the founding father of value investing, we have come up with our own vernacular, the aforementioned “15% rule” – any investment, down 15% from cost, is generally either added to or eliminated from the portfolio. If we have done our work and the fundamentals haven’t changed we generally believe we should be buying more of the business. Value investors should be pleased to see the stock price decline as they begin to establish a position, as this will result in a lower aggregate cost basis. This is an obvious mathematical point, but runs contrary to the mindset of the typical investor who seeks validation from the short-term positive movement of stocks trading in the market. Our mandate is to identify investment opportunities where the chance to deploy additional capital at lower prices leaves us more excited, not less.

Perhaps an even more important aspect of this rule of thumb is the case where we are down 15% from cost, but have lost conviction in our thesis. Perhaps the fundamentals have changed. Perhaps we were simply wrong in analysis and our efforts to be contrarian. Regardless of the reason, if we don’t have the conviction to buy more, we generally believe we should sell. Investments that lose 15% of their value are clearly not a positive development, but are manageable within the context of a portfolio. Down 15% investments that balloon into down 40% positions undermine the long-term performance of the Fund. We pride ourselves on our downside protection statistics, and this framework helps us to minimize the impact of inevitable mistakes in a portfolio.

Over time, we also have learned to apply the 15% rule before the first dollar of capital is committed. We force ourselves to envision the scenario(s) where we are down 15% from cost and ask ourselves how enthusiastic we are to commit more capital to the idea. It is amazing how many potential opportunities fail to hold up to this simple test. In portfolio management, some of the best investments are the ones you don’t make.

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Performance
The RS Investors Fund (Class A Shares) generated returns of 7.41% for the quarter and 9.79% for the six months ended June 30, 2007 vs. 5.77% and 7.11%, respectively for the Russell 3000® Index3. As is often the case, the performance during the quarter was less a function of our outperforming when the market was up and more a function of doing a better job of protecting capital on days when the market did poorly. Avoiding mistakes, protecting the downside, and preserving capital are primary tenets of our investment philosophy. Each of our investment professionals works to identify structural changes in businesses that will lead to improving returns on invested capital (ROIC). If we overlay improvements in returns with a strict valuation discipline requiring $3 to $5 of upside for every dollar of downside, we believe that we can successfully protect and compound our shareholders’ capital.

Portfolio Review

Financials
In the financials area, it continues to be a selective market. From a market perspective, the financials broadly underperformed, while the banks and real estate investment trusts (REITs) specifically did poorly. Our cautious stance on the group continued to play out in the quarter as the adverse impact of loose underwriting standards, an inverted yield curve, higher costs on liabilities, and a challenging mortgage market pressured returns for many financials. Although the weakness in the group has brought valuations to a more reasonable level, we continue to believe that returns for many companies will continue to deteriorate and that valuations do not fully reflect the fundamentals. Despite the difficult macro environment for financials, we have identified a select number of investment opportunities that we believe are attractive due to structural change leading to improving returns alongside asymmetric risk/return profiles. Below we highlight two such names: KKR Financial (2.83% assets as of 06/30/07%) and Fidelity National Financial (3.72%).

KKR Financial is a real estate investment trust that invests in mortgages, mortgage-backed securities, corporate loans, debt securities, and other asset-backed securities. Because KKR Financial is structured as a REIT, the company pays out essentially all of its cash flows to shareholders in the form of dividends. KKR Financial exhibits many of the attributes that we look for in the companies in which we invest, namely a strong management team, structural change driving improving ROIC, and an attractive asymmetry of returns.

We believe that the company is led by a strong management team that shares our view on the importance of returns on invested capital. For example, the company has stated that all of its investments must meet return hurdles. We understand that management is willing to forgo growth if it believes that the returns on incremental investments fail to meet those return hurdles. We also believe that the company’s announcement of its proposed change of corporate structure from a mortgage REIT to a limited liability company will free KKR Financial from restrictive REIT investment rules, provide the company with greater investment flexibility, and allow it to allocate capital away from unattractive investments and toward more attractive opportunities. We expect ROIC to improve significantly over the next several years because of this corporate structure change, which in turn should lead to higher dividend growth and improved valuations. We believe the current modest price-to-book valuation of 1.2 times should provide downside protection, thus creating an attractive asymmetry of returns for investors.

Fidelity National Financial is a provider of title insurance, escrow, and other title-related products and services arising from the real estate closing process. The company’s operations are conducted on a direct basis through its own employees, who act as title and escrow agents as well as independent agents. Headed by William Foley, we think Fidelity National is an exceptionally well-run company with views regarding the importance of ROIC that are very similar to our own. For example we have observed that Fidelity National takes significant amounts of cash flow generated from its title and escrow operations and redeploys the capital into other businesses at significantly higher rates of return, which we believe will lead to material increases in shareholder value over time.

We made our initial investment in Fidelity National during the fourth quarter of 2006 under the belief that this was an underappreciated, strong cash flow generator,

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RS Investors Fund (continued)

with an exceptional management team. We believed that the company was trading materially below its warranted value as a result of misperceptions regarding the negative impact of declines in mortgage activity. After stress-testing numerous scenarios and looking at the shares on a sum-of-the-parts basis, we believe that the significant cash flow generating title and escrow operations was trading at an exceptionally high 13% reinvestment cash flow yield, assuming reasonable valuations for its specialty insurance business and other assets on the balance sheet, as well as generating a 5% dividend yield. In addition, the company recently announced the acquisition of Ceridian (0.00%), an underperforming high cash flow generating payroll and payment processor. We expect that management will materially improve the ROIC of the business and find a way to realize the increased value for shareholders over the course of the next couple of years.

Consumer, Business Services, Health Care, and Technology
A relatively new position for the Fund and a positive contributor during the quarter is BEA Systems (3.68%), a leading supplier of enterprise and communications infrastructure software with an installed base of more than 15,000 customers, including a majority of the Fortune Global 500. We believe BEA’s software is the backbone behind mission-critical applications, such as the online reservation system for British Airways, the point-of-sale portal supporting Cingular’s U.S. dealer network, and the transaction-processing systems that run Credit Suisse’s trading desk. Up-time, high-performance, and reliability are absolutely critical in each of these cases. BEA typically receives a one time license fee for the sale of new software followed by an annual maintenance fee for providing ongoing technical support and product upgrades. Due to the mission-critical nature of the applications running on BEA’s software and the substantial up-front integration expense incurred, maintenance renewal rates typically run in excess of 95%. Combined with a gross margin structure of approximately 90%, BEA’s maintenance business (which has grown from 24% of total revenue in fiscal 2002 to 47% in fiscal 2007) generates a significant amount of highly predictable and recurring cash flow.

BEA’s stock recently came under pressure when the company failed to meet its license revenue growth projections. After a strong sell-off, we believed that the market was no longer giving the company proper credit for its durable maintenance business. Our numerous due diligence calls with customers, system integrators, channel partners, software industry experts and former employees of the company left us encouraged that BEA’s maintenance business remained healthy, and would likely continue to grow in excess of 10% annually. Based on a detailed cash flow analysis, we believe that BEA was trading at a significant discount to the warranted value of its maintenance business. We think the predictable and recurring cash flow stream of BEA’s maintenance business would make it an attractive asset to a number of financial or strategic buyers, providing us with a healthy level of downside protection and a free option on the company’s future growth.

We also found assurance in BEA’s pristine balance sheet, with zero debt and nearly $1.2 billion in cash. The company recently increased its stock buy back authorization to $620 million, and we expect it to actively repurchase shares once it is current with its Securities and Exchange Commission filings. Comfortable with our level of downside protection, we are willing to wait patiently while management repositions the company around its next-generation, service-oriented architecture (SOA) software offering. Whether SOA turns out to be an evolution or a revolution, we believe that BEA will be able to leverage its best-of-breed technology and strong existing customer relationships to capitalize on the next phase of industry growth.

MI Development (2.66%) slightly detracted from the Fund’s quarterly performance. As mentioned in previous commentaries, in 2003 MI Development was spun from Magna International (0.00%), the big Canadian auto parts maker and contract manufacturer. MI Development owns much of the real estate and facilities in which Magna manufactures and assembles its products for global auto original equipment manufactuers. MI Development’s assets consist of more than 110 buildings with over 25 million square feet of space. MI Development also owns 60% of Magna Entertainment (0.00%), a parimutuel company with significant land

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holdings. MI Development’s long-term leases with Magna International throw off roughly $170 million of cash flow, and have built-in escalators that kick in over time. It is also worth noting that MI Development’s tenant, Magna International, is a company with several billion dollars of excess cash on its balance sheet, making it a solid credit. With very little debt on its balance sheet, we believe that MI Development will be able to increase shareholder value by either adding good assets with low-cost funds, or by shrinking its equity base by recapi-talizing the company. Over time we think it is also possible MI Development may become a REIT, thereby achieving a preferred tax status. With a current enterprise value of approximately $1.7 billion, we believe that our assessment of warranted value for the business is materially higher than the prevailing market price and we plan to hold MI Development for the foreseeable future.

Natural Resources, Energy, Industrials, and Staples
For the past several years, investors in the natural resources space have benefited from broad, and occasionally rapid, increases in commodity prices. As we have discussed in previous letters, it was and is our contention that the resulting supply response will lead to lower commodity prices in the intermediate term (two to four years). We also believe, however, that deteriorating capital efficiencies will result in higher midcycle prices in the future, which will have a positive impact on the valuations of natural resources-related stocks. We continue to believe that while sector returns are highly correlated to fluctuations in commodity prices (i.e. the “average” producer creates no value across a price cycle), resource companies with high-quality assets, purchased at a discount to warranted value and run by management teams who are attuned to and motivated by ROIC, will generate superior risk-adjusted returns for the long-term investor vs. both passive commodity investments and resource-related stock indexes. Our estimates of warranted value are derived using our forward midcycle price assumptions, and we view the occasional commodity price spikes simply as “the cherry on top.” We are constructive about the long-term prospects in the natural resources space; our time horizon is years, not months or quarters.

Denbury Resources (3.21%), an independent oil and gas company, with a number of different assets across the southeastern United States, generated positive returns for the Fund during the quarter. By far the most interesting to us is its ownership of Jackson Dome, the largest naturally occurring source of carbon dioxide east of the Mississippi River. In certain reservoirs, carbon dioxide can be injected to recover oil that was not produced using primary or secondary methods – this process is broadly termed enhanced oil recovery (EOR) or miscible flood. By owning the carbon dioxide source and the pipelines used to transport the gas from Jackson Dome to the producing fields, we expect that Denbury can acquire older, mature oil assets and dramatically increase recoverable reserves at highly competitive capital and operating costs. We believe the pipeline network can be further leveraged to purchase industrial carbon dioxide streams from Gulf Coast refineries and coal-to-liquid plants, thereby increasing Denbury’s ability to transform abandoned oil fields into production and reserves. Denbury has recently signed a number of these contracts and has announced a strategic review of its underperforming exploration properties in Louisiana, which we think will further enhance its focus on EOR projects. We believe Denbury’s tertiary oil business is a prime example of an “advantaged asset” – a unique position that is defensible and unlikely to be competed away over long periods of time. We expect Denbury to remain a core position for the Fund going forward.

Spectra Energy (3.05%) remains a core holding, although it did not contribute to—nor detract from—performance. Spectra is a newly formed entity, having been spun off of Duke Energy (0.00%) at the end of last year, and is one of the largest natural gas processing, storage, and pipeline companies in North America. We believe that Spectra is very well positioned to take advantage of the continued need to move gas from the producing regions in the western portion of the continent to the consuming regions in the east, and that its storage assets will disproportionately benefit from the inevitable increase in large natural gas volumes destined for the United States. While management has laid out relatively modest earnings growth targets through 2009, we are attracted by the steady cash flows generated by the pipeline assets and the opportunity for further growth in both the storage and processing units.

www.RSinvestments.com	31

RS Investors Fund (continued)

At the time of the spin-off, management discussed the potential to drop certain assets into a master limited partnership over time. The first such transaction occurred at the end of the second quarter, with Spectra retaining 84% ownership of the limited partnership units as well as 100% of the general partnership units. The newly traded entity, up 30% in the first several days of trading, provides some indication of the latent value that we believe exists within Spectra’s asset base. As a stand-alone company it appears that, its management is able to allocate capital, and compensate its employees, on the basis of ROIC as opposed to earnings accretion, which we view as a key structural change. Finally, we are very pleased to invest in a company run by Chairman Paul Anderson and CEO Fred Fowler, two executives with a long history of value creation. We used short-term stock weakness to further build our position and expect Spectra to be a key long-term holding in the Fund.

Investment Team Update
We are pleased to announce that Martin Engel joins us as an analyst on the Value Team in San Francisco. Mr. Engel has worked in financial services for the past 10 years as an analyst in the private equity industry as well as at Phinity Capital, a New York-based hedge fund. Mr. Engel graduated with a B.S. in commerce from the University of Virginia and a M.B.A. from the Wharton School of the University of Pennsylvania.

We will continue to use these letters as an opportunity to communicate our investment objectives and business principles. Our long-term goal is to be considered one of the top value investment teams, which means striving to achieve superior long-term investment results. Our hope is that our investment philosophy, work ethic, and commitment to improvement are the foundation blocks to help us reach our goal. For us, being among the best involves not only achieving our investment objectives but also living by our principles:

•	Alignment with shareholders

•	Uncompromising integrity

•	Respect for others

•	Continuous learning

•	A disciplined process

We appreciate your support.

Sincerely,

Andrew Pilara	MacKenzie Davis
Co-Portfolio Manager	Co-Portfolio Manager

David Kelley	Joe Wolf
Co-Portfolio Manager	Co-Portfolio Manager

Investing in small- and mid-size companies can involve risks such as having less publicly available information, higher volatility, and less liquidity than in the case of larger companies. Investing in a more limited number of issuers and sectors can be subject to greater market fluctuation. Overweighting investments in certain sectors or industries increases the risk of loss due to general declines in the prices of stocks in those sectors or industries. Foreign securities are subject to political, regulatory, economic, and exchange-rate risks not present in domestic investments. The value of a debt security is affected by changes in interest rates and is subject to any credit risk of the issuer or guarantor of the security. Investments in companies in natural resources industries may involve risks including changes in commodities prices, changes in demand for various natural resources, changes in energy prices, and international political and economic developments.

Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary.

Except as otherwise specifically stated, all information and portfolio manager commentary, including portfolio security positions, is as of June 30, 2007.

32	Call 1.800.766.FUND

Assets Under Management: $71,546,134	Data as of June 30, 2007

Sector Allocation[1]

Top Ten Holdings[2]

Company	Percentage of Total Net Assets

Liberty Global, Inc.	6.00%

Corinthian Colleges, Inc.	5.43%

Scientific Games Corp.	4.94%

Limited Brands, Inc.	4.79%

Ambac Financial Group, Inc.	4.75%

KKR Private Equity Investors, L.P.	4.62%

Key Energy Services, Inc.	4.61%

Carter’s, Inc.	4.61%

Fidelity National Financial, Inc.	3.72%

BEA Systems, Inc.	3.68%

Total	47.16%

1

The Fund’s holdings are allocated to each sector based on their Russell classification. If a holding is not classified by Russell, it is assigned a Russell designation by RS Investments. Cash includes short-term investments and net other assets and liabilities.

2	Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities.
3

The Russell 3000® Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. As of the latest reconstitution, the average market capitalization was approximately $4.8 billion; the median market capitalization was approximately $944.7 million. The index had a total market capitalization range of approximately $182.6 million to $386.9 billion. Index results assume the reinvestment of dividends paid on the stocks constituting the index. You may not invest in the index, and, unlike the Fund, the index does not incur fees or expenses.

www.RSinvestments.com	33

RS Investors Fund (continued)

Performance Update Average Annual Total Returns as of 06/30/07

	Inception			Since
	Date	Year-to-Date	1 Year	Inception

Class A Shares	11/15/05
without sales charge		9.79%	26.86%	20.18%
with maximum sales charge		4.54%	20.83%	16.61%

Class K Shares†	01/03/07
without sales charge		—	—	9.99%

Class Y Shares†	05/01/07
without sales charge		—	—	2.79%

Russell 3000® Index[3]		7.11%	20.07%	15.57%
				Since Class A
				share inception

S&P 500® Index[4]		6.96%	20.59%	15.37%
				Since Class A
				share inception

4

The S&P 500® Index is an unmanaged market-capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Index results assume the reinvestment of dividends paid on the stocks constituting the index. You may not invest in the index, and, unlike the Fund, the index does not incur fees and expenses.

†	RS Investors Fund’s Class K and Class Y Shares “since inception” returns are not annualized and represent cumulative return.

Results of a Hypothetical $10,000 Investment If invested on 11/15/05
The chart above shows the performance of a hypothetical $10,000 investment made in Class A shares of RS Investors Fund and in the Russell 3000® Index. The starting point of $9,525 for Class A shares reflects the current maximum sales charge of 4.75%. Hypothetical $10,000 investments made upon the commencement of offering Class K shares (01/03/07) and Class Y shares (05/01/07) would have the following values as of June 30, 2007: $10,999 (Class K) and $10,279 (Class Y). While Class K shares have a higher starting value than Class A shares because they do not impose a sales charge on purchase, they have higher annual expenses and therefore day to day performance is lower than that of Class A shares.

Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. Please keep in mind that any high double-digit returns are highly unusual and cannot be sustained. The Fund’s total gross annual operating expense ratio as of the most current prospectus is as follows: Class A 1.59%, Class C 2.35%, Class K 2.05%, and Class Y 1.32%. Class A performance quoted “with maximum sales charge” reflects the current maximum sales charge of 4.75%. Please read the prospectus carefully for more information on sales charges as they do not apply in all cases and if applied are reduced for larger purchases. There are no sales charges for Class K and Class Y shares. Any sales charges are in addition to the Fund’s fees and expenses as detailed in the Fund’s most current prospectus. Fees and expenses are factored into the net asset value of your shares and any performance numbers we release. Total return figures reflect an expense limitation in effect during the periods shown; without such limitation, the performance shown would have been lower. Performance results assume the reinvestment of dividends and capital gains. The return figures shown do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares. Current and month-end performance information, which may be lower or higher than that cited, is available by contacting RS Investments at 1-800-766-FUND and is frequently updated on our Web site: www.RSinvestments.com.

34	Call 1.800.766.FUND

RS Global Natural Resources Fund

Co-Portfolio Managers
Andrew Pilara
MacKenzie Davis
Kenneth Settles

Investment Style

Large-Cap	Mid-Cap	Small-Cap

Value	Blend	Growth

Fund Philosophy
The RS Global Natural Resources Fund seeks long-term capital appreciation by investing in companies principally engaged in the discovery, development, production, or distribution of natural resources; the development of technologies for the production or efficient use of natural resources; or the furnishing of related supplies or services.

Investment Process
Cash flow return analysis drives our investment process. We invest in companies that manage capital, not earnings, and we look for businesses that we believe have sustainable, long-term returns in excess of their cost of capital. We seek managers who are thoughtful capital allocators within a strong corporate culture. We invest when our calculated warranted value substantially exceeds the current market price.

We intend to use these letters as a means not simply to review quarterly or annual performance, but to help our shareholders better understand our process and philosophy. We strive to employ a highly consistent, repeatable process when evaluating every investment opportunity, with the singular goal of generating superior long-term investment results. With that in mind, we thought it instructive to review a key rule of thumb that we employ, the “15% rule.”

In The Intelligent Investor, Benjamin Graham tells readers to:

Have the courage of your knowledge and experience. If you have formed a conclusion from the facts and if you know your judgment is sound, act on it -- even though others may hesitate or differ. (You are neither right nor wrong because the crowd disagrees with you. You are right because your data and reasoning are right.) Similarly, in the world of securities, courage becomes the supreme virtue AFTER adequate knowledge and tested judgment are at hand.

Recognizing that we are not as eloquent as the founding father of value investing, we have come up with our own vernacular, the aforementioned “15% rule” – any investment, down 15% from cost, is generally either added to or eliminated from the portfolio. If we have done our work and the fundamentals haven’t changed we generally believe we should be buying more of the business. Value investors should be pleased to see the stock price decline as they begin to establish a position, as this will result in a lower aggregate cost basis. This is an obvious mathematical point, but runs contrary to the mindset of the typical investor who seeks validation from the short-term positive movement of stocks trading in the market. Our mandate is to identify investment opportunities where the chance to deploy additional capital at lower prices leaves us more excited, not less.

Perhaps an even more important aspect of this rule of thumb is the case where we are down 15% from cost, but have lost conviction in our thesis. Perhaps the fundamentals have changed. Perhaps we were simply wrong in analysis and our efforts to be contrarian. Regardless of the reason, if we don’t have the conviction to buy more, we generally believe we should sell. Investments that lose 15% of their value are clearly not a positive development, but are manageable within the context of a portfolio. Down 15% investments that balloon into down 40% positions undermine the long-term performance of the Fund. We pride ourselves on our downside protection statistics, and this framework helps us to minimize the impact of inevitable mistakes in a portfolio.

Over time, we also have learned to apply the 15% rule before the first dollar of capital is committed. We force ourselves to envision the scenario(s) where we are down 15% from cost and ask ourselves how enthusiastic we are to commit more capital to the idea. It is amazing how many potential opportunities fail to hold up to this simple test. In portfolio management, some of the best investments are the ones you don’t make.

www.RSinvestments.com	35

RS Global Natural Resources Fund (continued)

Performance
The RS Global Natural Resources Fund (Class A Shares) generated returns of 10.77% for the quarter ended June 30, 2007 vs. 14.78% for the S&P GSSITM Natural Resources Index (S&P GSSITM)3, and 6.28% for the S&P 500® Index5. For the six months ended June 30, 2007, the Fund returned 18.71% vs. 19.32% for the S&P GSSI, and 6.96% for the S&P 500 Index. Over the past five years ended June 30, 2007, the Fund has been up an average of 27.67% vs. 22.28% and 10.71%, respectively for the S&P GSSI and S&P 500 Index.

For the past several years, investors in the natural resources space have benefited from broad, and occasionally rapid, increases in commodity prices. As we have discussed in previous letters, it was and is our contention that the resulting supply response will lead to lower commodity prices in the intermediate term (two to four years). We also believe, however, that deteriorating capital efficiencies will result in higher midcycle prices in the future, which will have a positive impact on the valuations of natural resources-related stocks. We continue to believe that while sector returns are highly correlated to fluctuations in commodity prices (i.e. the “average” producer creates no value across a price cycle), resource companies with high-quality assets, purchased at a discount to warranted value and run by management teams who are attuned to and motivated by ROIC, will generate superior risk-adjusted returns for the long-term investor vs. both passive commodity investments and resources-related stock indexes. Our estimates of warranted value are derived using our forward midcycle price assumptions, and we view the occasional commodity price spikes simply as “the cherry on top.” We are constructive about the long-term prospects in the natural resources space; our time horizon is years, not months or quarters. If a strong, speculative bull market persists in 2007, the Fund will likely underperform its peers and the benchmark. We are not positioned to generate excess returns in a speculative market. We believe that we are paid to optimize the portfolio for long-term results, being careful not to make outsized mistakes, thereby giving the Fund the best chance to compound wealth over time.

Portfolio Review
The Fund remains diversified across commodities. There were limited changes to sector weightings during the second quarter, with oil and natural gas representing 26% of the portfolio, energy services 14%, coal 9%, basic materials 25%, utilities 9%, chemicals/industrials 7%, cash and other 10% at the end of the period.

Denbury Resources (5.27% of assets as of 06/30/07), which we have owned for several years, was the largest positive contributor to returns during the quarter. Denbury is an independent oil and gas company with a number of different assets across the southeastern United States. By far the most interesting to us is its ownership of Jackson Dome, the largest naturally occurring source of carbon dioxide east of the Mississippi River. In certain reservoirs carbon dioxide can be injected to recover oil that was not produced using primary or secondary methods; this process is broadly termed enhanced oil recovery (EOR), or miscible flood. By owning the carbon dioxide source and the pipelines used to transport the gas from Jackson Dome to the producing fields, we expect that Denbury can acquire older, mature oil assets and dramatically increase recoverable reserves at highly competitive capital and operating costs. The pipeline network can be further leveraged to purchase industrial carbon dioxide streams from Gulf Coast refineries and coal-to-liquid plants, thereby increasing Denbury’s ability to transform abandoned oil fields into production and reserves. Denbury has recently signed a number of these contracts and has announced a strategic review of its underperforming exploration properties in Louisiana, which we think will further enhance its focus on EOR projects. We believe Denbury’s tertiary oil business is a prime example of an “advantaged asset”—a unique position that is defensible and unlikely to be competed away over long periods of time. We expect Denbury to remain a core position for the Fund going forward.

Another name with which long-time readers will be familiar and which contributed positively to returns is Peabody Energy (4.00%), the largest privately held coal company in the world. Peabody has a dominant position in the Powder River Basin and the Illinois Basin, and it substantially increased its presence in the metallurgical and thermal seaborne market via its acquisition of Excel Industries in Australia. Despite increasing concern regarding coal as a fuel source and the need for continued development of

36	Call 1.800.766.FUND

efficacious carbon dioxide capture and sequestration technologies, we think it is very difficult to imagine a coherent U.S. energy policy in which coal is not a significant contributor. Due to a number of historical and logistical reasons, Powder River Basin coal is currently priced at a discount to other coals and at a significant discount to natural gas, which is its main substitute as a fuel source for electric utilities. Standing in an aboveground mine, staring at 70-foot coal seams, after having tunneled underground to view 4- to 6-foot seams in Appalachia, we believe it is clear that Powder River Basin coal is a much-higher-return proposition than the alternatives. We think Peabody’s management has a long track record of value creation as evidenced by the Excel acquisition just prior to China’s announcement that it has returned to a net importer status and Peabody’s decision to spin off the Appalachian operations into a stand-alone entity. Finally, we believe that Peabody’s investment in mine mouth utilities as well as coal-to-liquid technologies represents a free option on efforts to monetize this country’s multi-century coal reserves. We always seek to differentiate between a stock’s value and the value of the business—the former fluctuates, often dramatically, over short periods of time; in Peabody’s case, we believe that the value of the underlying assets continues to compound at very attractive rates.

Spectra Energy (3.05%) remains a core holding, although it did not contribute to—nor detract from—performance. Spectra is a newly formed entity, having been spun off of Duke Energy (2.51%) at the end of last year, and is one of the largest natural gas processing, storage, and pipeline companies in North America. We believe that Spectra is very well positioned to take advantage of the continued need to move gas from the producing regions in the western portion of the continent to the consuming regions in the east, and that its storage assets will disproportionately benefit from the inevitable increase in large natural gas volumes destined for the United States. While management has laid out relatively modest earnings growth targets through 2009, we are attracted by the steady cash flows generated by the pipeline assets and the opportunity for further growth in both the storage and processing units.

At the time of the spin-off, management discussed the potential to drop certain assets into a master limited partnership over time. The first such transaction occurred at the end of the second quarter, with Spectra retaining 84% ownership of the limited partnership units as well as 100% of the general partnership units. The newly traded entity, up 30% in the first several days of trading, provides some indication of the latent value that we believe exists within Spectra’s asset base. As a stand-alone company, it appears that its management is able to allocate capital, and compensate its employees, on the basis of ROIC as opposed to earnings accretion, which we view as a key structural change. Finally, we are very pleased to invest in a company run by Chairman Paul Anderson and CEO Fred Fowler, two executives with a long history of value creation. We used short-term stock weakness to further build our position and expect Spectra to be a key long-term holding in the Fund.

Specialty materials company Allegheny Technologies (5.41%) has been a significant contributor to the Fund’s long-term performance, although the stock suffered a rather lackluster quarter. Investors continue to associate the company with both the carbon steel and the commodity stainless steel markets, yet Allegheny has experienced a structural transformation over the past several years under the stewardship of CEO Pat Hassey. We remain constructive on the outlook for its specialty alloy and titanium businesses and believe that we will benefit from the extended cycle in a number of its end markets.

Another name that had a negative impact on the Fund was Kinross Gold Corporation (2.18%). As we have discussed previously, investing in gold-mining companies is challenging because the stock market rewards value-destructive capital allocation—mining gold at almost any cost and spending significant sums to explore for “the next big one.” Finding a good business (in our view, for a commodity company, one with first-quartile capital and operating expenses and a large inventory of investable projects) that happens to mine for gold is extraordinarily difficult. Many of our best investments are based on the identification of an inflection point in a company’s return profile from below cost of capital to above cost of capital, however; and this is the situation we believe we have with Kinross. Following the Bema acquisition, Kinross is now bringing three large-scale projects into development. As these projects come online, we believe the company will increase production 65% and, critically, obtain a 20% reduction in cash operating costs. We have spent a significant amount of time with CEO Tye Burt and believe that his focus on value creation will pay dividends for long-term shareholders.

www.RSinvestments.com	37

RS Global Natural Resources Fund (continued)

Outlook
In 2006 we laid out a thesis summarizing our medium-term fundamental commodity outlook. To recap:

•	Commodity prices will be lower in three years primarily driven by a supply response to current high prices.

•	Forward midcycle prices will be higher than historical averages due to increased capital costs.

•

Commodity-related companies that generate returns in excess of their cost of capital at midcycle commodity prices will generate superior risk-adjusted returns vs. a direct investment in the commodities.

Through the second quarter of 2007, there is little evidence to suggest that our thesis has changed, as we appear to be witnessing the impact of incremental supply in certain base metals and the hydrocarbon sectors. Importantly, however, we believe there has been no reversal to the continued deterioration of capital efficiencies in the production of any of the commodities, and it is this factor that we think will ultimately establish forward mid-cycle prices, and thus valuations.

Again, we do not profess to have any particular insight into the direction of near-term commodity prices or the related equities. Instead we view the market as a medium through which we hope to realize our estimate of a particular holding’s warranted value over a three- to five-year investment horizon. We deploy the Fund’s capital with an eye toward optimizing long-term results, and we ask that our investors judge us over a similar time frame. We remain optimistic about the multi-year outlook for commodities and resource-related stocks, and we continue to search for high-quality companies selling at a significant discount to warranted value. As always, we remain committed to managing a diversified, all-cap portfolio as we believe it to be in our shareholders’ best interest.

We will continue to use these letters as an opportunity to communicate our investment objectives and business principles. Our long-term goal is to be considered one of the top value investment teams, which means striving to achieve superior long-term investment results. Our hope is that our investment philosophy, work ethic, and commitment to improvement are the foundation blocks to help us reach our goal. For us, being among the best involves not only achieving our investment objectives but also living by our principles:

•	Alignment with shareholders

•	Uncompromising integrity

•	Respect for others

•	Continuous learning

•	A disciplined process

We appreciate your support.

Andrew Pilara	MacKenzie Davis
Co-Portfolio Manager	Co-Portfolio Manager

Kenneth Settles
Co-Portfolio Manager

Investing in small- and mid-size companies can involve risks such as having less publicly available information, higher volatility, and less liquidity than in the case of larger companies. Funds that concentrate investments in a certain sector may be subject to greater risk than funds that invest more broadly, as companies in that sector may share common characteristics and may react similarly to market developments or other factors affecting their values. Investments in companies in natural resources industries may involve risks including changes in commodities prices, changes in demand for various natural resources, changes in energy prices, and international political and economic developments. Foreign securities are subject to political, regulatory, economic, and exchange-rate risks not present in domestic investments. The value of a debt security is affected by changes in interest rates and is subject to any credit risk of the issuer or guarantor of the security.

Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary.

Except as otherwise specifically stated, all information and portfolio manager commentary, including portfolio security positions, is as of June 30, 2007.

38	Call 1.800.766.FUND

Assets Under Management: $1,980,622,689	Data as of June 30, 2007

Sector Allocation[1]

Top Ten Holdings[2]

Company	Percentage of Total Net Assets

Allegheny Technologies, Inc.	5.41%

Denbury Resources, Inc.	5.27%

Talisman Energy, Inc.	5.27%

Key Energy Services, Inc.	4.97%

Peabody Energy Corp.	4.00%

Century Aluminum Co.	3.62%

Companhia Vale do Rio Doce	3.36%

PPL Corp.	3.10%

Spectra Energy Corp.	3.05%

Brookfield Asset Management, Inc.	3.01%

Total	41.06%

1

The Fund’s holdings are allocated to each sector based on their Russell classification. If a holding is not classified by Russell, it is assigned a Russell designation by RS Investments. Cash includes short-term investments and net other assets and liabilities.

2	Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities.
3

The S&P GSSI™ Natural Resources Index is a modified cap-weighted index designed as a benchmark for U.S.-traded securities in the natural resources sector. The index includes companies involved in the following categories: extractive industries, energy companies, owners and operators of timber tracts, forestry services, producers of pulp and paper, and owners of plantations. Index results assume the reinvestment of dividends paid on the stocks constituting the index. Unlike the Fund, the index does not incur fees or expenses.

www.RSinvestments.com	39

RS Global Natural Resources Fund (continued)

Performance update Average Annual Total Returns as of 06/30/07

	Inception Date	Year-to-Date	1 Year	3 Years	5 Years	10 Years	Since Inception

Class A Shares	11/15/95
without sales charge		18.71%	16.10%	31.93%	27.67%	13.60%	14.66%
with maximum sales charge		13.06%	10.58%	29.81%	26.44%	13.05%	14.18%

Class C Shares†	05/01/07
without sales charge		—	—	—	—	—	3.63%
with sales charge		—	—	—	—	—	2.63%

Class K Shares†	12/04/06
without sales charge		18.39%	—	—	—	—	12.75%

Class Y Shares†	05/01/07
without sales charge		—	—	—	—	—	3.86%

S&P GSSITM Natural Resources Index[3]		19.32%	22.40%	29.95%	22.28%	12.00%	N/A
						Since Class A share inception

Lipper Natural Resources Index[4]		21.98%	23.65%	35.30%	25.81%	15.11%	16.72%
						Since Class A share inception

S&P 500® Index[5]		6.96%	20.59%	11.67%	10.71%	7.13%	10.12%
						Since Class A share inception

Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. Please keep in mind that any high double-digit returns are highly unusual and cannot be sustained. The Fund’s total gross annual operating expense ratio as of the most current prospectus is as follows: Class A 1.51%, Class C 2.27%, Class K 1.97% and Class Y 1.23%. Class A performance quoted “with maximum sales charge” reflects the current maximum sales charge of 4.75%. Please read the prospectus carefully for more information on sales charges as they do not apply in all cases and if applied are reduced for larger purchases. Certain share classes are subject to lower maximum sales charges whether paid at the time of purchase or deferred. The Class C share performance quoted “with sales charge” takes into account the applicable contingent deferred sales charge (up to 1% for class C shares). There are no sales charges for Class K and Class Y shares. Any sales charges are in addition to the Fund’s fees and expenses as detailed in the Fund’s most current prospectus. Fees and expenses are factored into the net asset value of your shares and any performance numbers we release. Total return figures reflect an expense limitation in effect during the periods shown; without such limitation, the performance shown would have been lower. Performance results assume the reinvestment of dividends and capital gains. The return figures shown do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares. Current and month-end performance information, which may be lower or higher than that cited, is available by contacting RS Investments at 1-800-766-FUND and is frequently updated on our Web site: www.RSinvestments.com.

4

The Lipper Natural Resources Index is an unmanaged equally weighted index of the largest mutual funds in the Lipper Natural Resources category of funds, adjusted for the reinvestment of capital gains distributions and income dividends. You may not invest in the index, and, unlike the Fund, the index does not incur fees and expenses.

5

The S&P 500® Index is an unmanaged market-capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Index results assume the reinvestment of dividends paid on the stocks constituting the index. You may not invest in the index, and, unlike the Fund, the index does not incur fees and expenses.

†	RS Global Natural Resources Fund’s Class C, Class K, and Class Y shares “since inception” returns are not annualized and represent cumulative total return.

40	Call 1.800.766.FUND

Results of a Hypothetical $10,000 Investment If invested on 06/30/97

The chart above shows the performance of a hypothetical $10,000 investment made in Class A shares of RS Global Natural Resources Fund, the S&P GSSTTM Natural Resources Index, the Lipper Natural Resources Index, and the S&P 500® Index. The starting point of $9,525 for Class A shares reflects the current maximum sales charge of 4.75%. Hypothetical $10,000 investments made upon the commencement of offering Class C shares (05/01/07),Class K shares (12/04/06), and Class Y shares (05/01/07) would have the following values as of June 30, 2007: $10,263 (Class C), $11,275 (Class K), and $10,386 (Class Y). While Class C shares and Class K shares have a higher starting value than Class A shares because they do not impose a sales charge on purchase, they have higher annual expenses and therefore day to day performance is lower than that of Class A shares.

Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. Please keep in mind that any high double-digit returns are highly unusual and cannot be sustained. The Fund’s total gross annual operating expense ratio as of the most current prospectus is as follows: Class A 1.51%, Class C 2.27%, Class K 1.97% and Class Y 1.23%. Class A performance quoted “with maximum sales charge” reflects the current maximum sales charge of 4.75%. Please read the prospectus carefully for more information on sales charges as they do not apply in all cases and if applied are reduced for larger purchases. Certain share classes are subject to lower maximum sales charges whether paid at the time of purchase or deferred. The Class C share performance quoted “with sales charge” takes into account the applicable contingent deferred sales charge (up to 1% for class C shares). There are no sales charges for Class K and Class Y shares. Any sales charges are in addition to the Fund’s fees and expenses as detailed in the Fund’s most current prospectus. Fees and expenses are factored into the net asset value of your shares and any performance numbers we release. Total return figures reflect an expense limitation in effect during the periods shown; without such limitation, the performance shown would have been lower. Performance results assume the reinvestment of dividends and capital gains. The return figures shown do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares. Current and month-end performance information, which may be lower or higher than that cited, is available by contacting RS Investments at 1-800-766-FUND and is frequently updated on our Web site: www.RSinvestments.com.

www.RSinvestments.com	41

RS Large Cap Value Fund

Co-Portfolio Managers
John Leonard
Thomas M. Cole
Thomas Digenan
Scott Hazen

Investment Style

Large-Cap	Mid-Cap	Small-Cap

Value	Blend	Growth

Fund Philosophy
RS Large Cap Value Fund seeks to maximize total return, consisting of capital appreciation and current income by investing principally in large capitalization companies.

Investment Process
Under normal market conditions, the Fund invests at least 80% of its net assets (plus borrowings for investment purposes, if any) in equity securities of large capitalization companies. The Fund defines such companies as those with a capitalization of at least $3 billion at the time of initial purchase.

The Fund normally invests in companies whose stock prices, in the opinion of UBS Global Asset Management (Americas) Inc. (“UBS Global AM”), the Fund’s investment subadviser, do not reflect the company’s full value. These expectations are based on UBS Global AM’s assessment of a company’s ability to generate profit and grow the business in the future.

Performance
The U.S. economy has slowed from the pace of the past few years, with a first-quarter annualized gross domestic product (GDP) growth rate of 0.7%. Overall 2006 real GDP growth was 3.3%, and medium-term expectations are in the 3% range. GDP growth is expected to be 2.1% for 2007 and 2.9% for 2008. Housing data has been relatively weak, and the scope and the depth of the growing subprime credit crunch in the United States remains to be seen. There has, however, been some stronger data indicating, we believe, a possible recovery from the slow pace of the first quarter. Survey data, such as the Institute for Supply Management’s manufacturing report, for example, indicates a bit of a rebound from this slow-growth period. We believe monthly observed inflation data remain relatively tame, as do the quarterly unit labor cost and personal consumption deflator measures. Federal Reserve Board funds futures now have priced in only a small chance of a 25-basis-point cut by the end of 2007. The federal budget deficit is shrinking slowly, but the current account deficit remains large, and the household savings rate is low.

The U.S. equity market made a strong showing in the second quarter of 2007, with very positive returns in April and May being partially offset by negative returns in June. Investors re-established their appetite for risk after a rocky period in the middle of the first quarter. RS Large Cap Value Fund (Class A Shares) generated returns of 5.53% and 6.56% during the second quarter and year-to-date ended June 30, 2007, respectively. During the second quarter the benchmark Russell 1000® Value Index3 was up 4.93%, bringing the year-to-date returns for the Index to 6.23%.

Portfolio Review
While most sectors have generated positive absolute returns during the first six months of the year, there was fairly wide dispersion among the market leaders—such as energy, materials, and telecom—and the laggards—such as financials, consumer discretionary, and consumer staples. Commodity prices surged after hitting a rough patch to start the year, and many companies profiting from that type of environment saw the positive impact on their stock prices. Financial stocks in general came under fire as subprime mortgage problems made headlines, although the actual impact on the companies themselves varied tremendously. Consumer-oriented sectors struggled as the market continues to evaluate the impact of soft real estate markets and higher energy costs on overall spending.

During the six months ended June 30, the Fund was positively impacted by stock selection, industry positioning, and risk factors. Positive stock selection contributed most as strong performance by holdings such as pharmaceutical benefits manager MedcoHealth Solutions, utility company Exelon, and diversified auto parts manufacturer Johnson Controls more than offset the negative

42	Call 1.800.766.FUND

impact of such underperforming holdings as managed care company UnitedHealth Group, freight carrier FedEx, and beverage company Constellation Brands.

MedcoHealth Solutions added to performance during the quarter as the stock has experienced recent price strength. We retain a strong belief in Medco’s ability to perform well as the company looks to benefit from several favorable trends affecting the pharmacy benefit management industry.

Exelon’s earnings have risen more than 70% year-over-year as a result of higher power output and rising wholesale prices. Limited capacity and increasing demand have led to increased interest in power generators as electricity prices are expected to rise over time.

Johnson Controls has performed well as rising energy costs have increased demand for the company’s building efficiency products. Building products growth is also being driven by the company’s exposure to emerging markets. We believe that the diversification Johnson Controls retains in terms of customer, geography, product and business line will enable it to continue to produce solid results.

UnitedHealth Group underperformed, particularly in June, as margin pressures in the industry continue to present themselves. Investors expressed concern by moving away from the space in general, with UnitedHealth being one company in particular that bore the brunt of that sell-off. We continue to factor relatively low margin levels into our forward-looking estimates and are comfortable that over time those targets will be met.

FedEx has generated positive absolute returns during the first half of the year, but has lagged other opportunities in the freight transportation industry. The company has communicated to the market its intentions to increase capital expenditures in Asia over the next couple of years, and it expects the positive impact of these projects to positively impact earnings in year three and beyond. Investors reacted to the news with caution as they evaluate the impact of these expenditures on earnings in the short term.

Constellation Brands underperformed, particularly during the first quarter, as the beverage producer and marketer dramatically reduced its profit and revenue targets for fiscal 2008, citing challenges in the United Kingdom; these include the oversupply of Australian wine that has driven down prices and a U.S. operating plan to reduce distributor wine inventory levels. We remain confident in Constellation Brands and feel that the market is underestimating the company’s organic growth opportunities. We also project solid wine consumption growth, especially in the United States and the United Kingdom, which will benefit the company.

Industry selection has been positively affected by our overweight positions in oil service companies, motor vehicles, and parts and our underweightings in real estate investment trusts (REITs) and financial services companies. Partially offsetting these positives was the negative impact of being overweighted in large diversified banks and underweighted in oil refining, energy reserves, and mining and metal companies. From a risk factor perspective, the Fund’s modest underweighting to value-style characteristics relative to that of its deep value index benefited results as growth tended to outperform value this year for the first time in a number of years.

Outlook
There are many factors driving investor behavior in today’s U.S. equity market. Only one really matters in the long run – valuation. We find the current U.S. equity market at or near fair value, although we continue to find plenty of price-to-intrinsic value discrepancies within the U.S. equity market.

Fed Watching
One area of perpetual concern to U.S. equity investors is the next move of the Federal Reserve Board. What is the direction of the next move? When will the next move occur? What will drive the Fed’s decision-making process? The Fund is not levered one way or another to the Fed’s next move.

Subprime Lending
The implosion of subprime lenders is at the forefront of investors’ minds. The real issue with subprime is not the direct economic impact or the direct effect on earnings (we believe that is small), but whether there were too many leveraged investors on the other side. The conventional banks do not have these on their books, so they continue to make other types of loans. But the

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RS Large Cap Value Fund (continued)

question remains with funds that are exposed in a leveraged fashion through collateralized debt obligations (CDOs) and other structured products. How much of a hit do they take, and does that cause some kind of financial crisis?

Liquidity
Liquidity has also been a topic of discussion this year. The liquidity currently being provided to the market from private equity investors can lead some investors to believe that current prices have some type of support because the private equity market is flush with cash. This can drive deal activity in the short run; but, as we said earlier, this too is dependent on valuation. With the large cash balances on corporate balance sheets, we expect the trend of increased share buybacks to continue. This trend is also supported by the fact that many corporate CEOs do not want to make their company too attractive to private equity or leveraged-buyout (LBO) type opportunities.

Underlying Economic Outlook
Although we did get a series of stronger-than-expected data from early May to early June that induced the 10-year yield to rise from 4.65% to 5.3%, it is now back at 5.1%. Estimates for second quarter real GDP growth have risen, and even the pessimists have been forced into this by the data. The debate amongst the forecasters is whether housing will continue to drag in the second half of the year, so that real GDP is 2.0%, or if not and we get a trend-like 3.0%. Our strategies really do not depend on either outcome; we just need to avoid recession.

Risk
One aspect of the current market is the unusually low level of risk generated by the market over the past few years. Market volatility has been unusually low. This could change as investors react to tighter credit markets, falling home prices, and rising oil prices. The concern is that all of these factors cause a drag on the consumer. Our positioning in consumer stocks continues to favor specialty retailers, and we are cautious regarding companies that are overexposed to the low-end consumer, those most likely to be impacted by the current drags on consumer spending. To the extent that risk does get re-priced by the market, we expect the number of deals to slow down. Sectors that have priced in acquisition premiums (like materials) could face downward pressures as they struggle to generate earnings growth high enough to justify current valuations.

Strategy
While the market is currently very apprehensive about financials given credit exposures and the subprime lending fallout, we are finding very attractive valuations in this space and find the underlying balance sheets very strong. We maintain underweightings in the materials sector; and within banks and financials, we have underweightings in regional banks and overweightings in diversified financials, which we currently find very attractive. We continue to find opportunities in rails and utilities—two areas that have performed very well during the past few years. These are probably the two segments of the U.S. equity market displaying the greatest pricing power. We continue to underweight the integrated oil companies given our bearish view on long-run oil prices, but we are finding opportunities within oil services.

Thank you for your continued support.

Sincerely,

John Leonard	Thomas M. Cole
Co-Portfolio Manager	Co-Portfolio Manager

Thomas Digenan	Scott Hazen
Co-Portfolio Manager	Co-Portfolio Manager

As with all mutual funds, the value of an investment in the Fund could decline, so you could lose money. The Fund invests primarily in equity securities and therefore exposes you to the general risks of investing in stock markets.

Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary.

Except as otherwise specifically stated, all information and portfolio manager commentary, including portfolio security positions, is as of June 30, 2007.

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Assets Under Management: $98,568,058	Data as of June 30, 2007

Sector Allocation[1]

Top Ten Holdings[2]

Company	Percentage of Total Net Assets

Morgan Stanley	4.56%

Citigroup, Inc.	4.42%

Wells Fargo & Co.	4.22%

J.P. Morgan Chase & Co.	3.96%

S&P Depositary Receipts Trust Series I	3.91%

General Electric Co.	3.75%

Exxon Mobil Corp.	3.56%

Chevron Corp.	3.37%

Exelon Corp.	2.69%

Wyeth	2.52%

Total	36.96%

1

The sector allocation represents the Global Industry Classification Standard (GICS), which was developed by Morgan Stanley Capital International (MSCI) and Standard & Poor's (S&P). The Fund's holdings are allocated to each sector based on their GICS classification. Cash includes short-term investments and net other assets and liabilities.

2	Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities.
3

The Russell 1000® Value Index is an unmanaged market-capitalization-weighted index that measures the performance of those companies in the Russell 1000® Index (which consists of the 1,000 largest U.S. companies based on total market capitalization) with lower price-to-book ratios and lower forecasted growth values. Index results assume the reinvestment of dividends paid on the stocks constituting the index. Unlike the Fund, the index does not incur fees or expenses.

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RS Large Cap Value Fund (continued)

Performance Update Average Annual Total Returns as of 06/30/07

	Inception Date	Year-to-Date	1 Year	3 Years	Since Inception

Class A Shares	02/03/03
without sales charge		6.56%	20.71%	14.78%	17.66%
with maximum sales charge		1.53%	15.00%	12.94%	16.37%

Class B Shares	02/03/03
without sales charge		6.10%	19.74%	13.93%	16.79%
with sales charge		3.10%	16.74%	13.41%	16.65%

Class C Shares	02/03/03
without sales charge		6.10%	19.74%	13.93%	16.79%
with sales charge		5.10%	18.74%	13.93%	16.79%

Class K Shares	02/03/03
without sales charge		6.35%	20.29%	14.44%	17.33%

Russell 1000® Value Index[3]		6.23%	21.87%	15.93%	18.93%
					Since Class A
					share inception

S&P 500® Index[4]		6.96%	20.59%	11.67%	15.59%
					Since Class A
					share inception

4

The S&P 500® Index is an unmanaged market-capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Index results assume the reinvestment of dividends paid on the stocks constituting the index. You may not invest in the index, and, unlike the Fund, the index does not incur fees and expenses.

Results of a Hypothetical $10,000 Investment If invested on 02/03/03

The chart above shows the performance of a hypothetical $10,000 investment made in Class A, Class B, Class C and Class K shares of RS Large Cap Value Fund and in the Russell 1000® Value Index. The starting point of $9,525 for Class A shares reflects the current maximum sales charge 4.75%. The initial investment amount in the Russell 1000® Value Index, Class B, Class C, and Class K shares is $10,000. For Class B shares, the maximum contingent deferred sales charge of 1.00% was imposed at the end of the period.

Performance quoted represents past performance and does not guarantee future results. The Fund is the successor to The Guardian UBS Large Cap Value Fund; performance shown includes performance of the predecessor fund for periods prior to October 9, 2006. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. Please keep in mind that any high double-digit returns are highly unusual and cannot be sustained. The Fund’s total gross annual operating expense ratio as of the most current prospectus is as follows: Class A 1.40%, Class B 2.16%, Class C 2.16% and Class K 1.69%. Class A performance quoted “with maximum sales charge” reflects the current maximum sales charge of 4.75%. Please read the prospectus carefully for more information on sales charges as they do not apply in all cases and if applied are reduced for larger purchases. Certain share classes are subject to lower maximum sales charges whether paid at the time of purchase or deferred. The Class B and Class C share performance quoted “with sales charge” takes into account the applicable contingent deferred sales charge (up to 3% for Class B shares, up to 1% for class C shares). There is no sales charge for Class K shares. Any sales charges are in addition to the Fund’s fees and expenses as detailed in the Fund’s most current prospectus. Fees and expenses are factored into the net asset value of your shares and any performance numbers we release. Total return figures reflect an expense limitation in effect during the periods shown; without such limitation, the performance shown would have been lower. Performance results assume the reinvestment of dividends and capital gains. The return figures shown do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares. Current and month-end performance information, which may be lower or higher than that cited, is available by contacting RS Investments at 1-800-766-FUND and is frequently updated on our Web site: www.RSinvestments.com.

46	Call 1.800.766.FUND

Understanding Your Fund’s Expenses (unaudited)

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including as applicable, sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees and exchange fees; and (2) ongoing costs, including investment advisory fees, distribution (12b-1) fees, and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated. The table below shows the Funds’ expenses in two ways:

Expenses based on actual return This section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” for your Fund to estimate the expenses you paid on your account during this period. A maintenance fee of $12.00 that is charged once a year may apply for IRAs. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Expenses based on hypothetical 5% return for comparison purposes This section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds with the costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A maintenance fee of $12.00 that is charged once a year may apply for IRAs. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or exchange fees. Therefore the second section is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher.

		Beginning Account Value 01/01/07	Ending Account Value 06/30/07	Expenses Paid During Period* 01/01/07-06/30/07	Expense Ratio During Period* 01/01/07-06/30/07

Based on Actual Return

RS Value Fund

	Class A	$1,000.00	$1,125.40	$7.02	1.33%
	Class C(a)	$1,000.00	$1,023.20	$3.53	2.12%
	Class K	$1,000.00	$1,123.20	$9.37	1.78%
	Class Y(a)	$1,000.00	$1,024.50	$1.83	1.10%

RS Partners Fund

	Class A	$1,000.00	$1,101.60	$7.76	1.49%
	Class K(b)	$1,000.00	$1,098.40	$9.54	1.83%
	Class Y(a)	$1,000.00	$1,020.90	$2.11	1.27%

RS Investors Fund

	Class A	$1,000.00	$1,097.90	$8.22	1.58%
	Class K(b)	$1,000.00	$1,099.90	$10.29	1.98%
	Class Y(a)	$1,000.00	$1,027.90	$2.24	1.34%

RS Global Natural Resources Fund

	Class A	$1,000.00	$1,187.10	$8.08	1.49%
	Class C(a)	$1,000.00	$1,036.30	$3.81	2.28%
	Class K	$1,000.00	$1,183.90	$10.39	1.92%
	Class Y(a)	$1,000.00	$1,038.60	$2.01	1.20%

RS Large Cap Value Fund

	Class A	$1,000.00	$1,065.60	$7.01	1.37%
	Class B	$1,000.00	$1,061.00	$10.73	2.10%
	Class C	$1,000.00	$1,061.00	$10.73	2.10%
	Class K	$1,000.00	$1,063.50	$8.76	1.71%

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Understanding Your Fund’s Expenses (unaudited) (continued)

		Beginning Account Value 01/01/07	Ending Account Value 06/30/07	Expenses Paid During Period* 01/01/07-06/30/07	Expense Ratio During Period* 01/01/07-06/30/07

Based on Hypothetical (5% Return Before Expenses)

RS Value Fund

	Class A	$1,000.00	$1,018.19	$6.66	1.33%
	Class C(a)	$1,000.00	$1,004.73	$3.50	2.12%
	Class K	$1,000.00	$1,015.97	$8.90	1.78%
	Class Y(a)	$1,000.00	$1,006.41	$1.82	1.10%

RS Partners Fund

	Class A	$1,000.00	$1,017.41	$7.45	1.49%
	Class K	$1,000.00	$1,015.70	$9.16	1.83%
	Class Y(a)	$1,000.00	$1,006.13	$2.09	1.27%

RS Investors Fund

	Class A	$1,000.00	$1,016.96	$7.91	1.58%
	Class K	$1,000.00	$1,014.83	$9.76	1.98%
	Class Y(a)	$1,000.00	$1,006.01	$2.22	1.34%

RS Global Natural Resources Fund

	Class A	$1,000.00	$1,017.41	$7.45	1.49%
	Class C	$1,000.00	$1,004.47	$3.76	2.28%
	Class K	$1,000.00	$1,015.28	$9.58	1.92%
	Class Y(a)	$1,000.00	$1,006.25	$1.97	1.20%

RS Large Cap Value Fund

	Class A	$1,000.00	$1,018.01	$6.84	1.37%
	Class B	$1,000.00	$1,014.38	$10.49	2.10%
	Class C	$1,000.00	$1,014.38	$10.48	2.10%
	Class K	$1,000.00	$1,016.31	$8.56	1.71%

* Expenses are equal to the Portfolio’s annualized expense ratio multiplied by the average value over the period, multiplied by 181/365 (to reflect one-half year period).

(a) Commencement of operations was May 2, 2007.

(b) Commencement of operations was January 3, 2007.

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Financial Information

Six-Month Period Ended June 30, 2007

Schedule of Investments — RS Value Fund

June 30, 2007 (unaudited)	Foreign Currency	Shares	Value

Common Stocks – 91.2%
Banks - Outside New York City – 0.9%
Marshall & Ilsley Corp.		559,922	$26,669,085
			26,669,085
Cable Television Services – 4.6%
Liberty Global, Inc., Class A(1)		1,353,865	55,562,619
Liberty Global, Inc., Series C(1)		1,976,579	77,679,555
			133,242,174
Casinos & Gambling – 2.9%
Scientific Games Corp., Class A(1)		2,414,441	84,384,713
			84,384,713
Chemicals – 1.2%
Eastman Chemical Co.		554,400	35,664,552
			35,664,552
Coal – 2.2%
Peabody Energy Corp.		1,292,010	62,507,444
			62,507,444
Communications Technology – 2.2%
Comverse Technology, Inc.(1)		3,023,980	63,049,983
			63,049,983
Computer Services, Software & Systems – 2.6%
BEA Systems, Inc.(1)		5,549,508	75,972,764
			75,972,764
Consumer Electronics – 1.8%
Yahoo! Inc.(1)		1,947,500	52,835,675
			52,835,675
Diversified Financial Services – 2.7%
Ameriprise Financial, Inc.		839,460	53,364,472
Marsh & McLennan Companies, Inc.		838,120	25,881,146
			79,245,618
Drugs & Pharmaceuticals – 2.5%
Barr Pharmaceuticals, Inc.(1)		574,600	28,862,158
Warner Chilcott Ltd.(1)		2,410,750	43,610,467
			72,472,625
Education Services – 4.2%
Apollo Group, Inc., Class A(1)		1,365,915	79,810,413
Career Education Corp.(1)		1,285,853	43,423,256
			123,233,669
Electronics - Semiconductors & Components – 3.2%
Atmel Corp.(1)		7,574,778	42,115,766
LSI Logic Corp.(1)		6,785,209	50,956,919
			93,072,685
Engineering & Contracting Services – 0.0%
SAIC, Inc.(1)		16,760	302,853
			302,853
Entertainment – 1.5%
Viacom, Inc., Class B(1)		1,031,585	42,944,883
			42,944,883
Financial - Miscellaneous – 9.0%
Ambac Financial Group, Inc.		924,940	80,645,519
Brookfield Asset Management, Inc., Class A	CAD	1,572,075	62,883,000

June 30, 2007 (unaudited)	Foreign Currency	Shares	Value

Financial - Miscellaneous (continued)
Fidelity National Financial, Inc., Class A		2,820,210	$66,838,977
First American Corp.		1,026,291	50,801,404
			261,168,900
Financial Data Processing Services & Systems – 2.1%
Checkfree Corp.(1)		1,528,719	61,454,504
			61,454,504
Health Care Facilities – 1.2%
Sunrise Senior Living, Inc.(1)		907,232	36,280,208
			36,280,208
Insurance - Life – 1.9%
Conseco, Inc.(1)		2,632,704	54,997,187
			54,997,187
Insurance - Multi-Line – 1.3%
Assurant, Inc.		32,477	1,913,545
Genworth Financial, Inc., Class A		1,060,480	36,480,512
			38,394,057
Investment Management Companies – 3.6%
Federated Investors, Inc., Class B		1,163,140	44,583,156
Invesco PLC, ADR(2)		2,349,200	60,726,820
			105,309,976
Medical Services – 1.3%
Magellan Health Services, Inc.(1)		814,770	37,862,362
			37,862,362
Metals & Minerals - Miscellaneous – 0.1%
Ivanhoe Nickel & Platinum Ltd.(1),(3),(4)		698,422	3,492,110
			3,492,110
Miscellaneous Equipment – 2.4%
W.W. Grainger, Inc.		735,510	68,439,205
			68,439,205
Oil - Crude Producers – 3.8%
Denbury Resources, Inc.(1)		1,193,195	44,744,813
Talisman Energy, Inc.	CAD	3,339,900	64,587,599
			109,332,412
Publishing - Newspapers – 0.9%
News Corp., Class B		1,194,140	27,393,572
			27,393,572
Radio & TV Broadcasters – 2.0%
Grupo Televisa S.A., ADR(2)		2,074,200	57,268,662
			57,268,662
Real Estate – 1.8%
MI Developments, Inc., Class A		1,424,620	51,913,153
			51,913,153
Real Estate Investment Trusts – 2.9%
Alexandria Real Estate Equities, Inc.		548,519	53,107,610
Post Properties, Inc.		603,100	31,439,603
			84,547,213
Rental & Leasing Services - Consumer – 1.8%
WESCO International, Inc.(1)		888,900	53,734,005
			53,734,005
Retail – 5.3%
Advance Auto Parts, Inc.		688,260	27,895,178
Limited Brands, Inc.		3,187,900	87,507,855
Ross Stores, Inc.		1,239,763	38,184,700
			153,587,733

The accompanying notes are an integral part of these financial statements.

50	Call 1.800.766.FUND

June 30, 2007 (unaudited)	Shares	Value

Savings & Loan – 2.0%
People’s United Financial, Inc.	3,229,088	$57,251,730
		57,251,730
Services - Commercial – 3.8%
Corrections Corp. of America(1)	1,763,470	111,292,592
		111,292,592
Steel – 2.5%
Allegheny Technologies, Inc.	705,200	73,961,376
		73,961,376
Utilities - Cable TV & Radio – 2.2%
Comcast Corp.(1)	2,280,805	64,136,237
		64,136,237
Utilities - Electrical – 4.3%
Duke Energy Corp.	3,000,610	54,911,163
PPL Corp.	1,478,700	69,188,373
		124,099,536
Utilities - Gas Distributors – 2.5%
Spectra Energy Corp.	2,775,970	72,064,181
		72,064,181

Total Common Stocks (Cost $2,160,506,040)		2,653,579,634

	Shares	Value

Depositary Securities – 5.1%
Diversified Financial Services – 2.9%
KKR Private Equity Investors, L.P. 144A(5),(6)	3,762,700	84,577,105
		84,577,105
Investment Management Companies – 2.2%
AP Alternative Assets, L.P. 144A(1),(5),(6)	3,567,550	64,962,468

		64,962,468

Total Depositary Securities (Cost $161,292,490)		149,539,573

	Shares	Value

Other Investments - For Trustee
Deferred Compensation Plan – 0.0%
RS Core Equity Fund, Class Y(7)	216	9,171
RS Emerging Growth Fund, Class Y(7)	252	10,114
RS Emerging Markets Fund, Class A(7)	56	1,463
RS Global Natural Resources Fund, Class Y(7)	2,019	73,944
RS Growth Fund, Class Y(7)	785	13,072
RS Investors Fund, Class Y(7)	3,165	40,864
RS MidCap Opportunities Fund, Class Y(7)	1,073	17,367
RS Partners Fund, Class Y(7)	943	36,404
RS Smaller Company Growth Fund, Class Y(7)	762	17,538
Total Other Investments (Cost $195,876)		219,937

June 30, 2007 (unaudited)	Shares	Value

Short-Term Investments – 5.3%
Federated Prime Obligations Fund, Class B(8)	116,469,512	$116,469,512
SSgA Prime Money Market Fund(8)	37,029,976	37,029,976
Total Short-Term Investments (Cost $153,499,488)		153,499,488

Total Investments — 101.6% (Cost $2,475,493,894)		2,956,838,632

Other Liabilities, Net – (1.6)%		(47,672,912)

Total Net Assets – 100.0%		$2,909,165,720

(1)	Non income-producing security.
(2)	ADR – American Depositary Receipt.
(3)	Restricted security. See 5d in Notes to Financial Statements.
(4)	Fair value security. See 1a in Notes to Financial Statements.
(5)

Securities that may be resold in transactions exempt from registration under Rule 144A of the Securities Act of 1933, normally to certain qualified buyers. The aggregate market value as a percentage of net assets of the securities as of June 30, 2007 was 5.1%. These securities have been deemed liquid by the investment adviser pursuant to the Fund’s liquidity procedures approved by the Board of Trustees.

(6)	Restricted depositary units.
(7)	Investments in designated RS Mutual Funds under a deferred compensation plan adopted for disinterested Trustees. See 3b in Notes to Financial Statements.
(8)	Money Market Fund registered under the Investment Company Act of 1940.

Foreign-Denominated Security
Canadian Dollar – CAD

The accompanying notes are an integral part of these financial statements.

www.RSinvestments.com	51

Schedule of Investments – RS Partners Fund

June 30, 2007 (unaudited)	Shares	Value

Common Stocks – 88.0%
Air Transport – 3.2%
Grupo Aeroportuario del
Centro Norte, S.A.B. de
C.V., ADR(1),(2)	1,191,135	$32,720,479
Grupo Aeroportuario del
Pacifico S.A. de C.V., ADR(1)	698,310	34,440,649
Grupo Aeroportuario del
Sureste S.A.B. de. C.V., ADR(1)	587,690	30,965,386
		98,126,514
Aluminum – 1.8%
Century Aluminum Co.(2)	1,007,026	55,013,830
		55,013,830
Auto Parts - After Market – 1.2%
Commercial Vehicle Group, Inc.(2),(3)	2,047,101	38,137,492
		38,137,492
Banks - Outside New York City – 2.7%
Hancock Holding Co.	1,067,392	40,080,569
UMB Financial Corp.	500,001	18,435,037
Whitney Holding Corp.	792,657	23,858,976
		82,374,582
Cable Television Services – 3.3%
Liberty Global, Inc., Class A(2)	1,241,878	50,966,673
Liberty Global, Inc., Series C(2)	1,259,441	49,496,031
		100,462,704
Casinos & Gambling – 2.5%
Scientific Games Corp., Class A(2)	2,235,045	78,114,823
		78,114,823
Coal – 2.6%
Peabody Energy Corp.	1,653,400	79,991,492
		79,991,492
Computer Services, Software & Systems – 4.9%
Ariba, Inc.(2)	922,277	9,139,765
Lawson Software, Inc.(2)	3,285,057	32,489,214
Quest Software, Inc.(2)	1,765,652	28,585,906
Solera Holdings, Inc.(2)	1,617,340	31,344,049
SRA International, Inc., Class A(2)	197,741	4,994,938
Websense, Inc.(2)	2,010,808	42,729,670
		149,283,542
Drugs & Pharmaceuticals – 1.0%
Valeant Pharmaceuticals
International	1,889,200	31,530,748
		31,530,748
Education Services – 3.1%
Corinthian Colleges, Inc.(2),(3)	5,864,150	95,527,004
		95,527,004
Electronics - Medical Systems – 2.1%
Advanced Medical Optics, Inc.(2)	386,200	13,470,656
eResearch Technology, Inc.(2),(3)	5,217,475	49,618,187
		63,088,843
Entertainment – 1.8%
Lions Gate Entertainment Corp.(2)	5,029,205	55,472,131
		55,472,131

June 30, 2007 (unaudited)	Foreign Currency	Shares	Value

Financial Data Processing Services & Systems – 1.4%
eFunds Corp.(2)		1,249,745	$44,103,501
			44,103,501
Financial Information Services – 0.7%
Interactive Data Corp.		776,413	20,792,340
			20,792,340
Health Care Facilities – 3.4%
Kindred Healthcare, Inc.(2)		1,481,460	45,510,451
LCA-Vision, Inc.(3)		1,251,833	59,161,628
			104,672,079
Health Care Management Services – 0.4%
Sierra Health Services, Inc.(2)		318,700	13,251,546
			13,251,546
Insurance - Multi-Line – 4.4%
Assured Guaranty Ltd.		1,971,170	58,267,785
Hanover Insurance Group, Inc.		1,601,570	78,140,600
			136,408,385
Insurance - Property & Casualty – 4.1%
Employers Holdings, Inc.		2,139,090	45,434,271
Fremont General Corp.		2,359,085	25,383,755
OneBeacon Insurance Group
Ltd., Class A(3)		2,161,737	54,756,798
			125,574,824
Investment Management Companies – 0.7%
NexCen Brands, Inc.(2)		1,982,100	22,080,594
			22,080,594
Machinery - Oil/Well Equipment & Services – 3.9%
Key Energy Services, Inc.(2)		6,449,800	119,514,794
			119,514,794
Medical Services – 2.2%
Magellan Health Services, Inc.(2)		1,468,421	68,237,524
			68,237,524
Metal Fabricating – 0.4%
Mueller Water Products, Inc.		793,910	13,544,105
			13,544,105
Metals & Minerals - Miscellaneous – 0.9%
A.M. Castle & Co.		785,100	28,192,941
			28,192,941
Oil - Integrated International – 0.3%
Paramount Resources Ltd.,
Class A(2)	CAD	402,860	7,809,490
			7,809,490
Publishing - Miscellaneous – 0.1%
Scholastic Corp.(2)		73,244	2,632,389
			2,632,389
Real Estate – 2.6%
MI Developments, Inc., Class A		1,826,900	66,572,236
Quadra Realty Trust, Inc.(2)		1,089,335	13,627,581
			80,199,817
Real Estate Investment Trusts – 9.4%
Annaly Capital Management, Inc.		4,435,907	63,965,779
BioMed Realty Trust, Inc.		2,113,526	53,091,773
Capital Lease Funding, Inc.		1,363,260	14,655,045
Care Investment Trust, Inc.(2)		545,000	7,493,750
FelCor Lodging Trust, Inc.		362,373	9,432,569
KKR Financial Holdings LLC		3,337,720	83,142,605

The accompanying notes are an integral part of these financial statements.

52	Call 1.800.766.FUND

June 30, 2007 (unaudited)	Foreign Currency	Shares	Value

Real Estate Investment Trusts (continued)
Meruelo Maddux Properties, Inc.(2)		2,973,687	$24,265,286
Post Properties, Inc.		632,620	32,978,481
			289,025,288
Rental & Leasing Services - Consumer – 2.2%
Aaron Rents, Inc.(3)		2,294,070	66,986,844
			66,986,844
Restaurants – 3.1%
Triarc Cos., Inc., Class B(3)		6,003,100	94,248,670
			94,248,670
Savings & Loan – 1.0%
FirstFed Financial Corp.(2)		533,095	30,242,479
			30,242,479
Services - Commercial – 8.7%
Coinmach Service Corp., Class A(3)		1,517,210	20,072,688
Coinstar, Inc.(2),(3)		2,464,452	77,580,949
Copart, Inc.(2)		1,197,789	36,640,366
Corrections Corp. of America(2)		2,131,430	134,514,547
			268,808,550
Steel – 2.6%
Allegheny Technologies, Inc.		756,540	79,345,915
			79,345,915
Textile - Apparel Manufacturers – 2.5%
Carter’s, Inc.(2),(3)		2,961,640	76,824,942
			76,824,942
Transportation Miscellaneous – 2.0%
Oesterreichische Post AG	EUR	1,384,660	61,547,217
			61,547,217

Utilities - Electrical – 0.8%
NorthWestern Corp.		764,557	24,320,558
			24,320,558

Total Common Stocks
(Cost $2,119,341,767)			2,705,488,497

		Shares	Value

Depositary Securities – 5.4%
Diversified Financial Services – 2.9%
KKR Private Equity Investors,
L.P. 144A(4),(5)		4,067,165	91,420,799
			91,420,799
Investment Management Companies – 2.5%
AP Alternative Assets,
L.P. 144A(2),(4),(5)		4,180,500	76,123,837
			76,123,837

Total Depositary Securities
(Cost $180,691,941)			167,544,636

		Principal Amount	Value

Corporate Bonds – 0.4%
Services - Commercial – 0.4%
Coinmach Service Corp.
11.00% due 12/1/2024(3),(6)		$1,666,400	11,064,896
			11,064,896

Total Corporate Bonds
(Cost $10,243,893)			11,064,896

June 30, 2007 (unaudited)	Shares	Value

Other Investments - For Trustee
Deferred Compensation Plan – 0.0%
RS Core Equity Fund, Class Y(7)	411	$17,469
RS Emerging Growth Fund, Class Y(7)	314	12,621
RS Emerging Markets Fund, Class A(7)	61	1,580
RS Global Natural Resources Fund,
Class Y(7)	3,650	133,675
RS Growth Fund, Class Y(7)	1,006	16,752
RS Investors Fund, Class Y(7)	5,095	65,783
RS MidCap Opportunities Fund,
Class Y(7)	1,731	28,030
RS Smaller Company Growth Fund,
Class Y(7)	1,414	32,566
RS Value Fund, Class Y(7)	178	5,494
Total Other Investments
(Cost $280,818)		313,970

	Shares	Value

Short-Term Investments – 1.8%
Federated Prime Obligations Fund,
Class B(8)	53,810,490	53,810,490
Total Short-Term Investments
(Cost $53,810,490)		53,810,490

Total Investments — 95.6%
(Cost $2,364,368,909)		2,938,222,489

Other Assets, Net – 4.4%		135,118,287

Total Net Assets – 100.0%		$3,073,340,776

(1)	ADR — American Depositary Receipt.
(2)	Non income-producing security.
(3)	Affiliated issuer. See 3d in Notes to Financial Statements.
(4)	Restricted depositary units.
(5)

Securities that may be resold in transactions exempt from registration under Rule 144A of the Securities Act of 1933, normally to certain qualified buyers. The aggregate market value as a percentage of net assets of the securities as of June 30, 2007 was 5.4%. These securities have been deemed liquid by the investment adviser pursuant to the Fund’s liquidity procedures approved by the Board of Trustees.

(6)	Fair value security. See 1a in Notes to Financial Statements.
(7)	Investments in designated RS Mutual Funds under a deferred compensation plan adopted for disinterested Trustees. See 3b in Notes to Financial Statements.
(8)	Money Market Fund registered under the Investment Company Act of 1940.

Foreign-Denominated Security
Canadian Dollar — CAD
Euro Currency — EUR

The accompanying notes are an integral part of these financial statements.

www.RSinvestments.com	53

Schedule of Investments – RS Investors Fund

June 30, 2007 (unaudited)	Foreign Currency	Shares	Value

Common Stocks – 93.4%

Cable Television Services – 6.0%
Liberty Global, Inc., Class A(1)		41,806	$1,715,718
Liberty Global, Inc., Series C(1)		65,650	2,580,045
			4,295,763
Casinos & Gambling – 4.9%
Scientific Games Corp., Class A(1)		101,180	3,536,241
			3,536,241
Chemicals – 2.5%
Eastman Chemical Co.		28,250	1,817,323
			1,817,323
Coal – 2.4%
Peabody Energy Corp.		35,100	1,698,138
			1,698,138
Communications Technology – 2.2%
Comverse Technology, Inc.(1)		74,200	1,547,070
			1,547,070
Computer Services, Software & Systems – 3.7%
BEA Systems, Inc.(1)		192,390	2,633,819
			2,633,819
Consumer Electronics – 1.0%
Yahoo! Inc.(1)		27,670	750,687
			750,687
Education Services – 9.0%
Apollo Group, Inc., Class A(1)		44,300	2,588,449
Corinthian Colleges, Inc.(1)		238,460	3,884,514
			6,472,963
Electronics - Medical Systems – 2.8%
eResearch Technology, Inc.(1)		210,410	2,000,999
			2,000,999
Financial - Miscellaneous – 8.5%
Ambac Financial Group, Inc.		39,000	3,400,410
Fidelity National Financial, Inc.,
Class A		112,450	2,665,065
			6,065,475
Insurance - Multi-Line – 2.2%
Hanover Insurance Group, Inc.		31,660	1,544,691
			1,544,691
Insurance - Property & Casualty – 2.0%
Employers Holdings, Inc.		66,160	1,405,238
			1,405,238
Investment Management Companies – 3.6%
Invesco PLC, ADR(2)		99,300	2,566,905
			2,566,905
Machinery - Oil/Well Equipment & Services – 4.6%
Key Energy Services, Inc.(1)		178,130	3,300,749
			3,300,749
Oil - Crude Producers – 6.6%
Denbury Resources, Inc.(1)		61,300	2,298,750
Talisman Energy, Inc.	CAD	125,700	2,430,810
			4,729,560

June 30, 2007 (unaudited)	Foreign Currency	Shares	Value

Oil - Integrated International – 0.3%
Paramount Resources Ltd.,
Class A(1)	CAD	11,200	$217,113
			217,113
Radio & TV Broadcasters – 2.6%
Grupo Televisa S.A., ADR(2)		67,000	1,849,870
			1,849,870
Real Estate – 2.7%
MI Developments, Inc., Class A		52,200	1,902,168
			1,902,168
Real Estate Investment Trusts – 2.8%
KKR Financial Holdings LLC		81,200	2,022,692
			2,022,692
Restaurants – 1.7%
Triarc Cos., Inc., Class B		77,300	1,213,610
			1,213,610
Retail – 4.8%
Limited Brands, Inc.		124,870	3,427,682
			3,427,682
Services - Commercial – 6.1%
Coinstar, Inc.(1)		63,200	1,989,536
Corrections Corp. of America(1)		37,690	2,378,616
			4,368,152
Textile - Apparel Manufacturers – 4.6%
Carter’s, Inc.(1)		127,210	3,299,827
			3,299,827
Transportation Miscellaneous – 2.8%
Oesterreichische Post AG	EUR	44,700	1,986,971
			1,986,971
Utilities - Gas Distributors – 3.0%
Spectra Energy Corp.		84,100	2,183,236
			2,183,236

Total Common Stocks
(Cost $56,365,175)			66,836,942

		Shares	Value

Depositary Securities – 5.8%
Diversified Financial Services – 4.7%
KKR Private Equity Investors,
L.P. 144A(3),(4)		147,000	3,304,232
			3,304,232
Investment Management Companies – 1.1%
AP Alternative Assets, L.P. 144A(1),(3),(4)		43,300	788,461
			788,461

Total Depositary Securities
(Cost $4,446,792)			4,092,693

The accompanying notes are an integral part of these financial statements.

54	Call 1.800.766.FUND

June 30, 2007 (unaudited)	Shares	Value

Other Investments - For Trustee Deferred Compensation
Plan – 0.0%
RS Core Equity Fund, Class Y(5)	4	$150
RS Emerging Growth Fund, Class Y(5)	8	310
RS Emerging Markets Fund, Class A(5)	1	39
RS Global Natural Resources Fund,
Class Y(5)	37	1,366
RS Growth Fund, Class Y(5)	26	431
RS MidCap Opportunities Fund, Class Y(5)	26	417
RS Partners Fund, Class Y(5)	6	225
RS Smaller Company Growth Fund,
Class Y(5)	13	305
RS Value Fund, Class Y(5)	4	137
Total Other Investments
(Cost $3,124)		3,380

	Shares	Value

Short-Term Investments — 0.8%
Federated Prime Obligations Fund,
Class B(6)	577,645	577,645
Total Short-Term Investments
(Cost $577,645)		577,645

Total Investments — 100.0%
(Cost $61,392,736)		71,510,660

Other Assets, Net – 0.0%		35,474

Total Net Assets – 100.0%		$71,546,134

(1)	Non income-producing security.
(2)	ADR — American Depositary Receipt.
(3)

Securities that may be resold in transactions, exempt from registration under Rule 144A of the Securities Act of 1933, normally to certain qualified buyers. The aggregate market value as a percentage of net assets of the securities as of June 30, 2007 was 5.8%. These securities have been deemed liquid by the investment adviser pursuant to the Fund’s liquidity procedures approved by the Board of Trustees.

(4)	Restricted depositary units.
(5)	Investments in designated RS Mutual Funds under a deferred compensation plan adopted for disinterested Trustees. See 3b in Notes to Financial Statements.
(6)	Money Market Fund registered under the Investment Company Act of 1940.

Foreign-Denominated Security
Canadian Dollar – CAD
Euro – EUR

The accompanying notes are an integral part of these financial statements.

www.RSinvestments.com	55

Schedule of Investments – RS Global Natural Resources Fund

June 30, 2007 (unaudited)	Foreign Currency	Shares	Value

Common Stocks – 90.2%
Aluminum – 6.5%
Alcan, Inc.		694,190	$56,437,647
Century Aluminum Co.(1)		1,312,069	71,678,329
			128,115,976
Chemicals – 2.6%
Eastman Chemical Co.		789,900	50,814,267
			50,814,267
Coal – 8.7%
Arch Coal, Inc.		1,218,960	42,419,808
Foundation Coal Holdings, Inc.		1,098,230	44,632,067
Peabody Energy Corp.		1,637,390	79,216,928
Western Canadian
Coal Corp.(1)	CAD	2,616,200	6,778,420
			173,047,223
Energy - Miscellaneous – 1.0%
Crosstex Energy, Inc.		720,809	20,708,843
			20,708,843
Financial - Miscellaneous – 3.0%
Brookfield Asset Management,
Inc., Class A	CAD	1,490,275	59,611,000
			59,611,000
Gold – 4.1%
Goldcorp, Inc.	CAD	1,589,680	37,740,443
Kinross Gold Corp.(1)	CAD	3,717,621	43,239,920
			80,980,363
Insurance - Multi-Line – 0.7%
PICO Holdings, Inc.(1)		318,778	13,790,336
			13,790,336
Machinery - Oil/Well Equipment & Services – 11.5%
Basic Energy Services, Inc.(1),(5)		1,804,090	46,130,581
Key Energy Services, Inc.(1)		5,311,830	98,428,210
Noble Corp.		579,150	56,478,708
Schlumberger Ltd.		317,400	26,959,956
			227,997,455
Machinery - Specialty – 0.4%
Bucyrus International, Inc., Class A		100,737	7,130,165
			7,130,165
Metal Fabricating – 0.5%
Mueller Water Products, Inc.		567,000	9,673,020
			9,673,020
Metals & Minerals - Miscellaneous – 7.0%
A.M. Castle & Co.		490,170	17,602,005
BHP Billiton Ltd., ADR(2)		896,800	53,583,800
Companhia Vale do Rio
Doce, ADR(2)		1,496,400	66,664,620
Ivanhoe Nickel &
Platinum Ltd.(1),(3),(4)		203,624	1,018,120
			138,868,545
Offshore Drilling – 1.2%
Hercules Offshore, Inc.(1)		721,440	23,360,227
			23,360,227
Oil - Integrated Domestic – 1.8%
Occidental Petroleum Corp.		621,100	35,949,268
			35,949,268

June 30, 2007 (unaudited)	Foreign Currency	Shares	Value

Oil - Crude Producers – 17.7%
Anderson Energy Ltd.(1),(5)	CAD	4,613,000	$19,920,019
Denbury Resources, Inc.(1)		2,782,600	104,347,500
Newfield Exploration Co.(1)		1,195,930	54,474,611
Southwestern Energy Co.(1)		644,900	28,698,050
Talisman Energy, Inc.	CAD	5,393,500	104,300,493
XTO Energy, Inc.		644,100	38,710,410
			350,451,083
Oil - Integrated International – 6.7%
Baytex Energy Trust	CAD	991,900	19,870,590
Exxon Mobil Corp.		475,450	39,880,746
Paramount Resources Ltd.,
Class A(1)	CAD	1,830,700	35,488,341
Petrobank Energy &
Resources Ltd.(1)	CAD	1,478,400	37,138,685
			132,378,362
Rental & Leasing Services - Consumer – 2.0%
WESCO International, Inc.(1)		641,780	38,795,601
			38,795,601
Steel – 5.4%
Allegheny Technologies, Inc.		1,022,540	107,243,995
			107,243,995
Utilities - Electrical – 6.4%
Duke Energy Corp.		2,718,450	49,747,635
NorthWestern Corp.		507,200	16,134,032
PPL Corp.		1,314,100	61,486,739
			127,368,406
Utilities - Gas Distributors – 3.0%
Spectra Energy Corp.		2,323,800	60,325,848
			60,325,848

Total Common Stocks (Cost $1,304,750,219)			1,786,609,983

	Shares	Value

Other Investments - For Trustee Deferred Compensation
Plan – 0.0%
RS Core Equity Fund, Class Y(6)	194	8,259
RS Emerging Growth Fund, Class Y(6)	209	8,401
RS Emerging Markets Fund, Class A(6)	37	966
RS Growth Fund, Class Y(6)	725	12,075
RS Investors Fund, Class Y(6)	2,936	37,909
RS MidCap Opportunities Fund, Class Y(6)	980	15,874
RS Partners Fund, Class Y(6)	798	30,808
RS Smaller Company Growth Fund,
Class Y(6)	687	15,820
RS Value Fund, Class Y(6)	114	3,527
Total Other Investments (Cost $118,225)		133,639

	Shares	Value

Short-Term Investments – 9.3%
Federated Prime Obligations Fund,
Class B(7)	82,080,617	82,080,617
SSgA Prime Money Market Fund(7)	101,735,317	101,735,317
Total Short-Term Investments (Cost $183,815,934)		183,815,934

The accompanying notes are an integral part of these financial statements.

56	Call 1.800.766.FUND

June 30, 2007 (unaudited)	Principal Amount	Value

Repurchase Agreement – 0.6%
State Street Bank and Trust Co.
Repurchase Agreement, 5.13%,
dated 6/29/2007, maturity value of
$11,592,954, due 7/2/2007,
collateralized by $11,690,000 in
FHLB, 6.05%, due 2/21/17,
with a value of $11,821,513	$11,588,000	$11,588,000
Total Repurchase Agreement (Cost $11,588,000)		11,588,000

Total Investments — 100.1% (Cost $1,500,272,378)		1,982,147,556

Other Liabilities, Net – (0.1)%		(1,524,867)

Total Net Assets – 100.0%		$1,980,622,689

(1)	Non income-producing security.
(2)	ADR – American Depositary Receipt.
(3)	Fair value security. See 1a in Notes to Financial Statements
(4)	Restricted security. See 5d in Notes to Financial Statements
(5)	Affiliated issuer. See 3d in Notes to Financial Statements
(6)	Investments in designated RS Mutual Funds under a deferred compensation plan adopted for disinterested Trustees. See 3b in Notes to Financial Statements.
(7)	Money Market Fund registered under the Investment Company Act of 1940.

Foreign-Denominated Security
Canadian Dollar – CAD

The accompanying notes are an integral part of these financial statements.

www.RSinvestments.com	57

Schedule of Investments – RS Large Cap Value Fund

June 30, 2007 (unaudited)	Shares	Value

Common Stocks – 95.0%
Aerospace & Defense – 1.9%
Lockheed Martin Corp.	6,800	$640,084
Northrop Grumman Corp.	16,300	1,269,281
		1,909,365
Air Freight & Logistics – 1.7%
FedEx Corp.	15,200	1,686,744
		1,686,744
Auto Components – 4.0%
BorgWarner, Inc.	17,100	1,471,284
Johnson Controls, Inc.	21,200	2,454,324
		3,925,608
Automobiles – 0.7%
Harley-Davidson, Inc.	12,000	715,320
		715,320
Beverages – 1.9%
Anheuser-Busch Companies, Inc.	21,700	1,131,872
Constellation Brands, Inc., Class A(1)	29,900	725,972
		1,857,844
Biotechnology – 0.6%
Cephalon, Inc.(1)	7,000	562,730
		562,730
Building Products – 1.5%
Masco Corp.	52,600	1,497,522
		1,497,522
Capital Markets – 8.2%
Bank of New York, Inc.	7,500	310,800
Mellon Financial Corp.	46,300	2,037,200
Morgan Stanley	53,600	4,495,968
Northern Trust Corp.	19,300	1,239,832
		8,083,800
Commercial Banks – 8.7%
City National Corp.	7,500	570,675
Fifth Third Bancorp	53,000	2,107,810
PNC Financial Services Group, Inc.	24,000	1,717,920
Wells Fargo & Co.	118,300	4,160,611
		8,557,016
Diversified Financial Services – 9.9%
Bank of America Corp.	29,656	1,449,882
Citigroup, Inc.	84,900	4,354,521
JPMorgan Chase & Co.	80,700	3,909,915
		9,714,318
Diversified Telecommunication Services – 2.5%
AT&T, Inc.	58,700	2,436,050
		2,436,050
Electric Utilities – 6.6%
American Electric Power, Inc.	40,200	1,810,608
Exelon Corp.	36,500	2,649,900
Northeast Utilities	40,600	1,151,416
Pepco Holdings, Inc.	32,000	902,400
		6,514,324
Energy Equipment & Services – 4.0%
ENSCO International, Inc.	20,100	1,226,301
GlobalSantaFe Corp.	18,300	1,322,175
Halliburton Co.	39,600	1,366,200
		3,914,676

June 30, 2007 (unaudited)	Shares	Value

Food & Staples Retailing – 1.7%
Costco Wholesale Corp.	28,500	$1,667,820
		1,667,820
Health Care Providers & Services – 2.1%
Medco Health Solutions, Inc.(1)	18,100	1,411,619
UnitedHealth Group, Inc.	13,900	710,846
		2,122,465
Household Durables – 0.9%
Fortune Brands, Inc.	10,600	873,122
		873,122
Industrial Conglomerates – 3.7%
General Electric Co.	96,500	3,694,020
		3,694,020
Insurance – 3.0%
Allstate Corp.	21,400	1,316,314
The Hartford Financial Services Group, Inc.	16,700	1,645,117
		2,961,431
Machinery – 3.2%
Illinois Tool Works, Inc.	38,400	2,080,896
PACCAR, Inc.	12,400	1,079,296
		3,160,192
Media – 3.3%
News Corp., Class A	48,500	1,028,685
Omnicom Group, Inc.	26,800	1,418,256
R.H. Donnelley Corp.(1)	11,100	841,158
		3,288,099
Multi-Utilities – 1.7%
NiSource, Inc.	30,600	633,726
Sempra Energy	17,200	1,018,756
		1,652,482
Oil, Gas & Consumable Fuels – 6.9%
Chevron Corp.	39,500	3,327,480
Exxon Mobil Corp.	41,800	3,506,184
		6,833,664
Pharmaceuticals – 6.8%
Bristol-Myers Squibb Co.	44,400	1,401,264
Johnson & Johnson	10,400	640,848
Merck & Co., Inc.	43,600	2,171,280
Wyeth	43,300	2,482,822
		6,696,214
Road & Rail – 2.0%
Burlington Northern Santa Fe Corp.	23,200	1,975,248
		1,975,248
Software – 3.4%
McAfee, Inc.(1)	1,400	49,280
Microsoft Corp.	59,100	1,741,677
Symantec Corp.(1)	77,200	1,559,440
		3,350,397
Specialty Retail – 1.0%
The Home Depot, Inc.	24,900	979,815
		979,815
Thrifts & Mortgage Finance – 1.0%
Federal Home Loan Mortgage Corp.	16,100	977,270
		977,270

The accompanying notes are an integral part of these financial statements.

58	Call 1.800.766.FUND

June 30, 2007 (unaudited)	Shares	Value

Wireless Telecommunication Services – 2.1%
Sprint Nextel Corp.	99,242	$2,055,302
		2,055,302

Total Common Stocks (Cost $65,668,860)		93,662,858

	Shares	Value

Exchange-Traded Fund – 3.9%
S&P Depositary Receipts Trust, Series I	25,600	3,851,008
Total Exchange-Traded Fund (Cost $3,603,176)		3,851,008

	Shares	Value

Other Investments - For Trustee
Deferred Compensation Plan – 0.0%
RS Core Equity Fund, Class Y(2)	2	83
RS Emerging Growth Fund, Class Y(2)	8	314
RS Emerging Markets Fund, Class A(2)	2	54
RS Global Natural Resources Fund, Class Y(2)	24	882
RS Growth Fund, Class Y(2)	18	304
RS Investors Fund, Class Y(2)	47	607
RS MidCap Opportunities Fund, Class Y(2)	16	253
RS Partners Fund, Class Y(2)	6	221
RS Smaller Company Growth Fund, Class Y(2)	8	182
RS Value Fund, Class Y(2)	6	172
Total Other Investments (Cost $2,872)		3,072

	Principal Amount	Value

Repurchase Agreement – 1.0%
State Street Bank and Trust Co. Repurchase Agreement, 5.13%, dated 6/29/07, maturity value of $973,416, due 7/2/07, collateralized by $1,045,000 in FNMA, 5.55%, due 7/10/28, with a value of $996,669	$973,000	973,000
Total Repurchase Agreement (Cost $973,000)		973,000

Total Investments — 99.9% (Cost $70,247,908)		98,489,938

Other Assets, Net – 0.1%		78,120

Total Net Assets – 100.0%		$98,568,058

(1)	Non income-producing security.
(2)	Investments in designated RS Mutual Funds under a deferred compensation plan adopted for disinterested Trustees. See 3b in Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

www.RSinvestments.com	59

Financial Information

Statement of Assets and Liabilities As of June 30, 2007 (unaudited)

	RS Value	RS Partners

Assets
Investments, at value	$2,956,838,632	$2,294,242,391
Investments in affiliated issuers, at value	—	643,980,098
Cash and cash equivalents	—	—
Foreign currency, at value	233,189	1,405,864
Receivable for fund shares subscribed	22,986,147	131,013,891
Receivable for investments sold	2,804,868	26,153,937
Dividends/interest receivable	2,565,491	3,347,908
Prepaid expenses	124,654	130,819
Other receivables	—	7,683
Total Assets	2,985,552,981	3,100,282,591

Liabilities
Payable for investments purchased	70,498,253	18,599,145
Payable to adviser	2,006,701	2,486,345
Payable for fund shares redeemed	1,338,896	2,510,021
Payable to distributor	588,695	608,664
Deferred trustees’ compensation	219,937	313,970
Accrued expenses/other liabilities	1,734,779	2,423,670
Total Liabilities	76,387,261	26,941,815

Total Net Assets	$2,909,165,720	$3,073,340,776

Net Assets Consist of:
Paid-in capital	2,282,594,549	2,305,008,379
Accumulated undistributed net investment income/(loss)	(32,405)	(1,463,558)
Accumulated net realized gain from investments and foreign currency transactions	145,260,718	195,917,648
Net unrealized appreciation/(depreciation) on investments and translation of assets and liabilities in foreign currencies	481,342,858	573,878,307
Total Net Assets	$2,909,165,720	$3,073,340,776

Investments, at Cost (includes investments in affiliated issuers, at cost of $551,913,043 for RS Partners and $69,318,824 for RS Global Natural Resources)	$2,475,493,894	$2,364,368,909

Foreign Currency, at Cost	$234,488	$1,404,980

Pricing of Shares
Net Assets:
Class A	$2,890,139,562	$3,039,790,580
Class B	—	—
Class C	2,127,748	—
Class K	1,229,280	15,520,591
Class Y	15,669,130	18,029,605
Shares of Beneficial Interest Outstanding with No Par Value:
Class A	93,620,752	78,747,268
Class B	—	—
Class C	68,976	—
Class K	39,895	403,089
Class Y	507,296	466,905
Net Asset Value Per Share:
Class A	$30.87	$38.60
Class B	—	—
Class C	30.85	—
Class K	30.81	38.50
Class Y	30.89	38.62
Sales Charge Class A (Load)	4.75%	4.75%
Maximum Offering Price Per Class A Share	$32.41	$40.52

The accompanying notes are an integral part of these financial statements.

60	Call 1.800.766.FUND

Financial Information

Statement of Assets and Liabilities As of June 30, 2007 (unaudited)

	RS Investors	RS Global Natural Resources	RS Large Cap Value

Assets
Investments, at value	$71,510,660	$1,916,096,956	$98,489,938
Investments in affiliated issuers, at value	—	66,050,600	—
Cash and cash equivalents	—	20,235	501
Foreign currency, at value	54,151	441,350	—
Receivable for fund shares subscribed	139,691	3,340,363	6,410
Receivable for investments sold	—	—	60,231
Dividends/interest receivable	24,446	1,839,329	131,926
Prepaid expenses	1,130	43,332	29,637
Other receivables	372	—	—
Total Assets	71,730,450	1,987,832,165	98,718,643

Liabilities
Payable for investments purchased	591	1,991,522	977
Payable to adviser	58,927	1,601,056	65,751
Payable for fund shares redeemed	25,168	1,392,927	2,464
Payable to distributor	14,313	378,045	56,104
Deferred trustees’ compensation	3,380	133,639	3,072
Accrued expenses/other liabilities	81,937	1,712,287	22,217
Total Liabilities	184,316	7,209,476	150,585

Total Net Assets	$71,546,134	$1,980,622,689	$98,568,058

Net Assets Consist of:
Paid-in capital	57,823,601	1,426,282,019	60,400,801
Accumulated undistributed net investment income/(loss)	(170,080)	(1,386,286)	240,587
Accumulated net realized gain from investments and foreign currency transactions	3,774,548	73,844,652	9,684,640
Net unrealized appreciation/(depreciation) on investments and translation of assets and liabilities in foreign currencies	10,118,065	481,882,304	28,242,030
Total Net Assets	$71,546,134	$1,980,622,689	$98,568,058

Investments, at Cost (includes investments in affiliated issuers, at cost of $551,913,043 for RS Partners and $69,318,824 for RS Global Natural Resources)	$61,392,736	$1,500,272,378	$70,247,908

Foreign Currency, at Cost	$54,171	$442,295	$—

Pricing of Shares
Net Assets:
Class A	$69,411,157	$1,909,351,159	$28,204,679
Class B	—	—	22,030,359
Class C	—	1,346,467	20,799,084
Class K	27,033	126,310	27,533,936
Class Y	2,107,944	69,798,753	—
Shares of Beneficial Interest Outstanding with No Par Value:
Class A	5,380,559	52,160,612	1,847,110
Class B	—	—	1,454,924
Class C	—	36,846	1,373,440
Class K	2,099	3,459	1,806,189
Class Y	163,305	1,906,122	—
Net Asset Value Per Share:
Class A	$12.90	$36.61	$15.27
Class B	—	—	15.14
Class C	—	36.54	15.14
Class K	12.88	36.51	15.24
Class Y	12.91	36.62	—
Sales Charge Class A (Load)	4.75%	4.75%	4.75%
Maximum Offering Price Per Class A Share	$13.54	$38.44	$16.03

The accompanying notes are an integral part of these financial statements.

www.RSinvestments.com	61

Financial Information (continued)

Statement of Operations For the Six-Month Period Ended June 30, 2007 (unaudited)

	RS Value	RS Partners

Investment Income

Interest	$3,957,123	$3,547,871

Dividends	12,161,076	13,347,359

Dividends, affiliated issuers	—	2,049,013

Withholding taxes on foreign dividends	(157,713)	(366,010)

Total Investment Income	15,960,486	18,578,233

Expenses

Investment advisory fees	10,097,647	13,549,635

Distribution fees	2,968,688	3,410,098

Transfer agent fees	1,178,305	1,583,316

Shareholder reports	566,443	698,419

Administrative service fees	550,276	603,052

Custodian fees	139,418	205,342

Professional fees	161,182	194,835

Trustees’ fees and expenses	77,856	108,558

Registration fees	31,265	37,336

Insurance expense	30,256	44,215

Other expense	22,146	26,574

Total Expenses	15,823,482	20,461,380

Less: Fee waiver by adviser	(1,452)	(253,179)

Custody credits and other waivers	(4,613)	(13,147)

Total Expenses, Net	15,817,417	20,195,054

Net Investment Income/(Loss)	143,069	(1,616,821)

Realized Gain/(Loss) and Change in Unrealized Appreciation/(Depreciation) on Investments and Foreign Currency Transactions

Net realized gain from investments	119,654,605	162,844,352

Net realized gain/(loss) from foreign currency transactions	10,867	54,664

Net change in unrealized appreciation/(depreciation) on investments	146,859,319	99,250,071

Net change in unrealized appreciation/(depreciation) on translation of assets and liabilities in foreign currency	(1,709)	5,985

Net Gain on Investments and Foreign Currency Transactions	266,523,082	262,155,072

Net Increase in Net Assets Resulting from Operations	$266,666,151	$260,538,251

The accompanying notes are an integral part of these financial statements.

62	Call 1.800.766.FUND

Financial Information (continued)

Statement of Operations For the Six-Month Period Ended June 30, 2007 (unaudited)

	RS Investors	RS Global Natural Resources	RS Large Cap Value

Investment Income

Interest	$32,286	$4,164,528	$36,949

Dividends	351,219	6,814,089	1,013,485

Dividends, affiliated issuers	—	—	—

Withholding taxes on foreign dividends	(13,416)	(287,561)	—

Total Investment Income	370,089	10,691,056	1,050,434

Expenses

Investment advisory fees	339,150	8,155,786	402,302

Distribution fees	84,017	2,024,402	333,666

Transfer agent fees	50,926	1,010,264	46,598

Shareholder reports	17,390	414,058	4,863

Administrative service fees	2,658	446,249	1,443

Custodian fees	13,370	182,282	41,861

Professional fees	9,263	113,723	12,218

Trustees’ fees and expenses	1,994	54,287	2,679

Registration fees	14,563	33,734	26,986

Insurance expense	1,233	36,704	2,322

Other expense	3,627	18,886	223

Total Expenses	538,191	12,490,375	875,161

Less: Fee waiver by adviser	(933)	(356,132)	(11,038)

Custody credits and other waivers	(1,779)	(5,595)	(10)

Total Expenses, Net	535,479	12,128,648	864,113

Net Investment Income/(Loss)	(165,390)	(1,437,592)	186,321

Realized Gain/(Loss) and Change in Unrealized Appreciation/(Depreciation) on Investments and Foreign Currency Transactions

Net realized gain from investments	2,361,466	76,629,373	7,933,055

Net realized gain/(loss) from foreign currency transactions	1,793	(79,542)	—

Net change in unrealized appreciation/(depreciation) on investments	4,171,264	187,477,219	(2,293,349)

Net change in unrealized appreciation/(depreciation) on translation of assets and liabilities in foreign currency	244	4,613	—

Net Gain on Investments and Foreign Currency Transactions	6,534,767	264,031,663	5,639,706

Net Increase in Net Assets Resulting from Operations	$6,369,377	$262,594,071	$5,826,027

The accompanying notes are an integral part of these financial statements.

www.RSinvestments.com	63

Financial Information (continued)

Statement of Changes in Net Assets (continued) Six-Month-Ended Numbers are unaudited

	RS Value		RS Partners

	For the Six Months Ended 6/30/07	For the Year Ended 12/31/06	For the Six Months Ended 6/30/07	For the Year Ended 12/31/06

Operations

Net investment income/(loss)	$143,069	$980,329	$(1,616,821)	$6,961,551

Net realized gain/(loss) from investments and foreign currency transactions	119,665,472	142,991,912	162,899,016	176,118,861

Net change in unrealized appreciation/(depreciation) on investments and on translation of assets and liabilities in foreign currency	146,857,610	129,648,033	99,256,056	61,767,786

Net Increase/(Decrease) in Net Assets Resulting from Operations	266,666,151	273,620,274	260,538,251	244,848,198

Distributions to Shareholders

Net investment income
Class A	—	(21,838,143)	—	(6,005,506)
Class K	—	(1)	—	(22,514)
Realized gain on investments
Class A	—	(58,242,061)	—	(110,156,174)
Class B	—	—	—	—
Class C	—	—	—	—
Class K	—	(3)	—	(583,245)
Total Distributions	—	(80,080,208)	—	(116,767,439)

Capital Share Transactions

Proceeds from sales of shares	863,930,163	920,348,598	608,605,606	940,707,331

Proceeds from shares issued upon merger	—	—	—	47,126,725

Reinvestment of distributions	—	67,888,028	—	108,200,383

Cost of shares redeemed	(222,095,956)	(777,428,383)	(341,335,997)	(842,989,705)

Net Increase/(Decrease) in Net Assets Resulting from Capital Share Transactions	641,834,207	210,808,243	267,269,609	253,044,734

Net Increase/(Decrease) in Net Assets	908,500,358	404,348,309	527,807,860	381,125,493

Net Assets

Beginning of Period	2,000,665,362	1,596,317,053	2,545,532,916	2,164,407,423

End of Period	$2,909,165,720	$2,000,665,362	$3,073,340,776	$2,545,532,916

Accumulated Undistributed Net Investment Income/(Loss) Included in Net Assets	$(32,405)	$(175,474)	$(1,463,558)	$153,263

Other Information:

Shares

Sold	28,824,144	35,556,166	16,273,125	26,952,011

Issued upon merger	—	—	—	1,344,940

Reinvested	—	2,469,554	—	3,053,928

Redeemed	(7,537,485)	(30,093,379)	(9,293,866)	(24,282,035)

Net Increase/(Decrease)	21,286,659	7,932,341	6,979,259	7,068,844

The accompanying notes are an integral part of these financial statements.

64	Call 1.800.766.FUND

Financial Information (continued)

Statement of Changes in Net Assets (continued) Six-Month-Ended Numbers are unaudited

	RS Investors		RS Global Natural Resources		RS Large Cap Value

	For the Six Months Ended 6/30/07	For the Year Ended 12/31/06	For the Six Months Ended 6/30/07	For the Year Ended 12/31/06	For the Six Months Ended 6/30/07	For the Year Ended 12/31/06

Operations

Net investment income/(loss)	$(165,390)	$(150,820)	$(1,437,592)	$4,672,753	$186,321	$344,007

Net realized gain/(loss) from investments and foreign currency transactions	2,363,259	4,367,152	76,549,831	209,767,889	7,933,055	6,679,088

Net change in unrealized appreciation/(depreciation) on investments and on translation of assets and liabilities in foreign currency	4,171,508	4,880,950	187,481,832	(98,773,692)	(2,293,349)	8,784,317

Net Increase/(Decrease) in Net Assets Resulting from Operations	6,369,377	9,097,282	262,594,071	115,666,950	5,826,027	15,807,412

Distributions to Shareholders

Net investment income
Class A	—	—	—	(17,488,750)	—	(189,854)
Class K	—	—	—	—	—	(101,753)
Realized gain on investments
Class A	—	(2,797,755)	—	(202,074,401)	—	(1,872,583)
Class B	—	—	—	—	—	(1,520,217)
Class C	—	—	—	—	—	(1,428,455)
Class K	—	—	—	—	—	(1,642,341)
Total Distributions	—	(2,797,755)	—	(219,563,151)	—	(6,755,203)

Capital Share Transactions

Proceeds from sales of shares	12,968,264	54,306,490	518,713,215	760,365,730	2,004,754	4,192,343

Proceeds from shares issued upon merger	—	—	—	—	—	—

Reinvestment of distributions	—	2,393,885	—	194,902,433	—	6,710,241

Cost of shares redeemed	(12,920,191)	(47,334,459)	(411,299,977)	(955,938,863)	(14,717,573)	(8,098,960)

Net Increase/(Decrease) in Net Assets Resulting from Capital Share Transactions	48,073	9,365,916	107,413,238	(670,700)	(12,712,819)	2,803,624

Net Increase/(Decrease) in Net Assets	6,417,450	15,665,443	370,007,309	(104,566,901)	(6,886,792)	11,855,833

Net Assets

Beginning of Period	65,128,684	49,463,241	1,610,615,380	1,715,182,281	105,454,850	93,599,017

End of Period	$71,546,134	$65,128,684	$1,980,622,689	$1,610,615,380	$98,568,058	$105,454,850

Accumulated Undistributed Net Investment Income/(Loss) Included in Net Assets	$(170,080)	$(4,690)	$(3,567,305)	$51,306	$240,587	$54,266

Other Information:

Shares

Sold	1,055,939	4,930,007	14,298,719	21,452,670	136,684	304,977

Issued upon merger	—	—	—	—	—	—

Reinvested	—	201,167	—	6,056,631	—	483,727

Redeemed	(1,052,020)	(4,327,663)	(12,423,085)	(27,808,355)	(1,027,711)	(591,494)

Net Increase/(Decrease)	3,919	803,511	1,875,634	(299,054)	(891,027)	197,210

The accompanying notes are an integral part of these financial statements.

www.RSinvestments.com	65

Financial Information (continued)

The financial highlights table is intended to help you understand each Fund’s financial performance for the past six reporting periods (or, if shorter, since the period of each Fund’s shares class inception). Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in each Fund (assuming reinvestment of all dividends and distributions).

Financial Highlights Six-Month-Ended Numbers are unaudited

	Net Asset Value, Beginning of Period	Net Investment Income/ (Loss)	Net Realized and Unrealized Gain/(Loss)	Total Operations	Distributions From Net Investment Income	Distributions From Net Realized Capital Gains	Total Distributions

RS Value Fund (Class A)

Six Months Ended 06/30/07[1]	$27.43	$0.00 [5]	$3.44	$3.44	$—	$—	$—

Year Ended 12/31/06	24.55	0.03	3.99	4.02	(0.31)	(0.83)	(1.14)

Year Ended 12/31/05	21.99	0.03	2.54	2.57	(0.01)	—	(0.01)

Year Ended 12/31/04	17.03	(0.09)	5.08	4.99	(0.03)	—	(0.03)

Year Ended 12/31/03	10.26	0.04	6.73	6.77	—	—	—

Year Ended 12/31/02	10.12	(0.05)	0.19	0.14	—	—	—

RS Value Fund (Class C)

Period From 05/02/07[2] to 06/30/07[1]	$30.15	$(0.01)	$0.71	$0.70	$—	$—	$—

RS Value Fund (Class K)

Six Months Ended 06/30/07[1]	$27.43	$(0.03)	$3.41	$3.38	$—	$—	$—

Period From 12/04/06[2] to 12/31/06[1]	28.58	0.02	(0.04)	(0.02)	(0.30)	(0.83)	(1.13)

RS Value Fund (Class Y)

Period From 05/02/07[2] to 06/30/07[1]	$30.15	$0.02	$0.72	$0.74	$—	$—	$—

RS Partners Fund (Class A)

Six Months Ended 06/30/07[1]	$35.04	$(0.02)	$3.58	$3.56	$—	$—	$—

Year Ended 12/31/06	33.01	0.10	3.61	3.71	(0.09)	(1.59)	(1.68)

Year Ended 12/31/05	34.77	—	4.17	4.17	—	(5.93)	(5.93)

Year Ended 12/31/04	27.70	(0.14)	8.89	8.75	—	(1.68)	(1.68)

Year Ended 12/31/03	17.82	0.06	11.54	11.60	(0.02)	(1.70)	(1.72)

Year Ended 12/31/02	17.67	(0.11)	0.33	0.22	—	(0.07)	(0.07)

RS Partners Fund (Class K)

Six Months Ended 06/30/07[1]	$35.05	$(0.08)	$3.53	$3.45	$—	$—	$—

Period From 10/13/06[2] to 12/31/06[1]	35.04	—	1.67	1.67	(0.06)	(1.60)	(1.66)

RS Partners Fund (Class Y)

Period From 05/02/07[2] to 06/30/07[1]	$37.83	$0.04	$0.75	$0.79	$—	$—	$—

See notes to Financial Highlights on page 71.
The accompanying notes are an integral part of these financial statements.

66	Call 1.800.766.FUND

Financial Information (continued)

Financial Highlights Six-Month-Ended Numbers are unaudited

	Net Asset Value, End of Period	Total Return[4]	Net Assets, End of Period (000s)	Net Ratio of Expenses to Average Net Assets[3]

RS Value Fund (Class A)

Six Months Ended 06/30/07[1]	$30.87	12.54%	$2,890,140	1.33%

Year Ended 12/31/06	27.43	16.37%	2,000,665	1.36%

Year Ended 12/31/05	24.55	11.67%	1,596,317	1.39%

Year Ended 12/31/04	21.99	29.31%	628,586	1.49%

Year Ended 12/31/03	17.03	65.98%	373,791	1.54%

Year Ended 12/31/02	10.26	1.38%	57,916	1.67%

RS Value Fund (Class C)

Period From 05/02/07[2] to 06/30/07[1]	$30.85	2.32%	$2,128	2.12%

RS Value Fund (Class K)

Six Months Ended 06/30/07[1]	$30.81	12.32%	$1,229	1.78%

Period From 12/04/06[2] to 12/31/06[1]	27.43	(0.06)%	—	1.28%

RS Value Fund (Class Y)

Period From 05/02/07[2] to 06/30/07[1]	$30.89	2.45%	$15,669	1.10%

RS Partners Fund (Class A)

Six Months Ended 06/30/07[1]	$38.60	10.16%	$3,039,791	1.49%

Year Ended 12/31/06	35.04	11.19%	2,532,086	1.49%

Year Ended 12/31/05	33.01	11.94%	2,164,407	1.48%

Year Ended 12/31/04	34.77	31.81%	2,044,457	1.49%

Year Ended 12/31/03	27.70	65.63%	852,615	1.54%

Year Ended 12/31/02	17.82	1.23%	113,467	1.88%

RS Partners Fund (Class K)

Six Months Ended 06/30/07[1]	$38.50	9.84%	$15,521	1.83%

Period From 10/13/06[2] to 12/31/06[1]	35.05	4.71%	13,447	1.82%

RS Partners Fund (Class Y)

Period From 05/02/07[2] to 06/30/07[1]	$38.62	2.09%	$18,030	1.27%

	Gross Ratio of Expenses to Average Net Assets	Net Ratio of Net Investment Income/ (Loss) to Average Net Assets[3]	Gross Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate

RS Value Fund (Class A)

Six Months Ended 06/30/07[1]	1.33%	0.01%	0.01%	21%

Year Ended 12/31/06	1.37%	0.06%	0.05%	72%

Year Ended 12/31/05	1.39%	(0.15)%	(0.15)%	83%

Year Ended 12/31/04	1.63%	(0.65)%	(0.79)%	147%

Year Ended 12/31/03	1.69%	0.54%	0.39%	129%

Year Ended 12/31/02	1.74%	(0.40)%	(0.47)%	125%

RS Value Fund (Class C)

Period From 05/02/07[2] to 06/30/07[1]	2.71%	(0.37)%	(0.95)%	21%

RS Value Fund (Class K)

Six Months Ended 06/30/07[1]	1.83%	(0.29)%	(0.34)%	21%

Period From 12/04/06[2] to 12/31/06[1]	1.28%	0.35%	0.35%	72%

RS Value Fund (Class Y)
	1.13%	0.59%	0.56%	21%
Period From 05/02/07[2] to 06/30/07[1]

RS Partners Fund (Class A)

Six Months Ended 06/30/07[1]	1.51%	(0.12)%	(0.14)%	20%

Year Ended 12/31/06	1.52%	0.29%	0.26%	60%

Year Ended 12/31/05	1.52%	—%	(0.04)%	77%

Year Ended 12/31/04	1.64%	(0.59)%	(0.74)%	108%

Year Ended 12/31/03	1.60%	0.27%	0.21%	97%

Year Ended 12/31/02	1.97%	(0.90)%	(0.99% )%	166%

RS Partners Fund (Class K)

Six Months Ended 06/30/07[1]	1.85%	(0.46)%	(0.48)%	20%

Period From 10/13/06[2] to 12/31/06[1]	1.86%	(0.03)%	(0.07)%	60%

RS Partners Fund (Class Y)

Period From 05/02/07[2] to 06/30/07[1]	1.27%	0.85%	0.85%	20%

See notes to Financial Highlights on page 71.
The accompanying notes are an integral part of these financial statements.

www.RSinvestments.com	67

Financial Information (continued)

Financial Highlights (continued) Six-Month-Ended Numbers are unaudited

	Net Asset Value, Beginning of Period	Net Investment Income/(Loss)	Net Realized and Unrealized Gain/(Loss)	Total Operations	Distributions From Net Investment Income	Distributions From Net Realized Capital Gains	Total Distributions

RS Investors Fund (Class A)

Six Months Ended 06/30/07[1]	$11.75	$(0.03)	$1.18	$1.15	$—	$—	$—
Year Ended 12/31/06	10.44	(0.03)	1.87	1.84	—	(0.53)	(0.53)
Period From 11/15/05[2] to 12/31/05[1]	10.00	(0.01)	0.45	0.44	—	—	—

RS Investors Fund (Class K)
Period From 01/03/07[2] to 06/30/07[1]	$11.71	$(0.01)	$1.18	$1.17	$—	$—	$—

RS Investors Fund (Class Y)
Period From 05/02/07[2] to 06/30/07[1]	$12.56	$0.01	$0.34	$0.35	$—	$—	$—

RS Global Natural Resources
Fund (Class A)

Six Months Ended 06/30/07[1]	$30.84	$(0.03)	$5.80	$5.77	$—	$—	$—

Year Ended 12/31/06	32.65	0.12	2.72	2.84	(0.37)	(4.28)	(4.65)
Year Ended 12/31/05	24.72	0.32	10.14	10.46	(0.69)	(1.84)	(2.53)
Year Ended 12/31/04	19.23	(0.02)	6.58	6.56	(0.04)	(1.03)	(1.07)
Year Ended 12/31/03	13.53	(0.01)	5.71	5.70	—	—	—
Year Ended 12/31/02	11.56	(0.06)	2.03	1.97	—	—	—

RS Global Natural Resources
Fund (Class C)
Period From 05/02/07[2] to 06/30/07[1]	$35.26	$(0.03)	$1.31	$1.28	$—	$—	$—

RS Global Natural Resources
Fund (Class K)

Six Months Ended 06/30/07[1]	$30.84	$(0.03)	$5.70	$5.67	$—	$—	$—
Period From 12/04/06[2] to 12/31/06[1]	37.05	0.04	(1.61)	(1.57)	(0.36)	(4.28)	(4.64)

RS Global Natural Resources
Fund (Class Y)
Period From 05/02/07[2] to 06/30/07[1]	$35.26	$0.01	$1.35	$1.36	$—	$—	$—

See notes to Financial Highlights on page 71.
The accompanying notes are an integral part of these financial statements.

68	Call 1.800.766.FUND

Financial Information (continued)

Financial Highlights (continued) Six-month-Ended Numbers are unaudited

	Net Asset Value, End of Period	Total Return[4]	Net Assets, End of Period (000s)	Net Ratio of Expenses to Average Net Assets[3]	Gross Ratio of Expenses to Average Net Assets	Net Ratio of Net Investment Income/ (Loss) to Average Net Assets[3]	Gross Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate

RS Investors Fund (Class A)

Six Months Ended 06/30/07[1]	$12.90	9.79%	$69,411	1.58%	1.59%	(0.50)%	(0.51)%	29%

Year Ended 12/31/06	11.75	17.55%	65,129	1.54%	1.60%	(0.23)%	(0.29)%	116%
Period From 11/15/05[2] to 12/31/05[1]	10.44	4.40%	49,463	3.74%	3.77%	(1.66)%	(1.69)%	5%

RS Investors Fund (Class K)
Period From 01/03/07[2] to 06/30/07[1]	$12.88	9.99%	$27	1.98%	13.74%	(0.66)%	(12.42)%	29%

RS Investors Fund (Class Y)
Period From 05/02/07[2] to 06/30/07[1]	$12.91	2.79%	$2,108	1.34%	1.37%	0.57%	0.54%	29%

RS Global Natural Resources
Fund (Class A)

Six Months Ended 06/30/07[1]	$36.61	18.71%	$1,909,351	1.49%	1.53%	(0.18)%	(0.22)%	24%

Year Ended 12/31/06	30.84	8.11%	1,610,612	1.49%	1.53%	0.24%	0.20%	62%

Year Ended 12/31/05	32.65	42.23%	1,715,182	1.49%	1.56%	0.95%	0.88%	62%

Year Ended 12/31/04	24.72	34.43%	628,512	1.50%	1.59%	(0.18)%	(0.27)%	97%

Year Ended 12/31/03	19.23	42.13%	142,476	1.69%	1.76%	(0.13)%	(0.20)%	117%

Year Ended 12/31/02	13.53	17.04%	38,763	1.77%	1.86%	(0.55)%	(0.64)%	159%

RS Global Natural Resources
Fund (Class C)
Period From 05/02/07[2] to 06/30/07[1]	$36.54	3.63%	$1,347	2.28%	2.56%	(0.74)%	(1.02)%	24%

RS Global Natural Resources
Fund (Class K)

Six Months Ended 06/30/07[1]	$36.51	18.39%	$126	1.92%	3.40%	(0.41)%	(1.89)%	24%
Period From 12/04/06[2] to 12/31/06[1]	30.84	(4.76)%	3	1.75%	1.75%	(0.23)%	(0.23)%	62%

RS Global Natural Resources
Fund (Class Y)
Period From 05/02/07[2] to 06/30/07[1]	$36.62	3.86%	$69,799	1.20%	1.20%	0.33%	0.33%	24%

See notes to Financial Highlights on page 71.
The accompanying notes are an integral part of these financial statements.

www.RSinvestments.com	69

Financial Information (continued)

Financial Highlights (continued) Six-Month-Ended Numbers are unaudited

	Net Asset Value, Beginning of Period	Net Investment Income/(Loss)		Net Realized and Unrealized Gain/(Loss)	Total Operations	Distributions From Net Investment Income	Distributions From Net Realized Capital Gains	Total Distributions

RS Large Cap Value
Fund (Class A)

Six Months Ended 06/30/07[1]	$14.33	$0.06		$0.88	$0.94	$—	$—	$—

Year Ended 12/31/2006	13.07	0.11		2.17	2.28	(0.09)	(0.93)	(1.02)

Year Ended 12/31/2005	13.30	0.10		1.12	1.22	(0.11)	(1.34)	(1.45)

Year Ended 12/31/2004	12.82	0.08		1.59	1.67	(0.07)	(1.12)	(1.19)

Period From 02/03/2003[2] to 12/31/2003[1]	10.00	0.08		3.06	3.14	(0.07)	(0.25)	(0.32)

RS Large Cap Value
Fund (Class B)

Six Months Ended 06/30/07[1]	$14.27	$0.00	[5]	$0.87	$0.87	$—	$—	$—
Year Ended 12/31/2006	13.02	0.00	[5]	2.18	2.18	—	(0.93)	(0.93)
Year Ended 12/31/2005	13.24	(0.00	) [5]	1.12	1.12	—	(1.34)	(1.34)

Year Ended 12/31/2004	12.80	(0.01)		1.57	1.56	—	(1.12)	(1.12)

Period From 02/03/2003[2] to 12/31/2003[1]	10.00	0.00	[5]	3.06	3.06	(0.01)	(0.25)	(0.26)

RS Large Cap Value
Fund (Class C)

Six Months Ended 06/30/07[1]	$14.27	$0.00	[5]	$0.87	$0.87	$—	$—	$—
Year Ended 12/31/2006	13.02	0.00	[5]	2.18	2.18	—	(0.93)	(0.93)
Year Ended 12/31/2005	13.24	(0.00	) [5]	1.12	1.12	—	(1.34)	(1.34)

Year Ended 12/31/2004	12.80	(0.01)		1.57	1.56	—	(1.12)	(1.12)

Period From 02/03/2003[2] to 12/31/2003[1]	10.00	0.00	[5]	3.06	3.06	(0.01)	(0.25)	(0.26)

RS Large Cap Value
Fund (Class K)

Six Months Ended 06/30/07[1]	$14.33	$0.04		$0.87	$0.91	$—	$—	$—

Year Ended 12/31/2006	13.07	0.07		2.18	2.25	(0.06)	(0.93)	(0.99)

Year Ended 12/31/2005	13.30	0.07		1.11	1.18	(0.07)	(1.34)	(1.41)

Year Ended 12/31/2004	12.83	0.05		1.58	1.63	(0.04)	(1.12)	(1.16)

Period From 02/03/2003[2] to 12/31/2003[1]	10.00	0.05		3.07	3.12	(0.04)	(0.25)	(0.29)

See notes to Financial Highlights on page 71.
The accompanying notes are an integral part of these financial statements.

70	Call 1.800.766.FUND

Financial Information (continued)

Financial Highlights (continued) Six-Month-Ended Numbers are unaudited

	Net Asset Value, End of Period	Total Return[4]	Net Assets, End of Period (000s)	Net Ratio of Expenses to Average Net Assets[3]	Gross Ratio of Expenses to Average Net Assets	Net Ratio of Net Investment Income/ (Loss) to Average Net Assets[3]	Gross Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate

RS Large Cap Value
Fund (Class A)

Six Months Ended 06/30/07[1]	$15.27	6.56%	$28,205	1.37%	1.37%	0.80%	0.80%	22%

Year Ended 12/31/2006	14.33	17.84%	30,526	1.42%	1.42%	0.77%	0.77%	31%

Year Ended 12/31/2005	13.07	9.32%	27,050	1.44%	1.44%	0.75%	0.75%	35%

Year Ended 12/31/2004	13.30	13.43%	26,676	1.44%	1.44%	0.68%	0.68%	32%

Period From 02/03/2003[2] to 12/31/2003[1]	12.82	31.48%	21,705	1.59%	1.59%	0.78%	0.78%	45%

RS Large Cap Value
Fund (Class B)

Six Months Ended 06/30/07[1]	$15.14	6.10%	$22,030	2.10%	2.10%	0.06%	0.06%	22%

Year Ended 12/31/2006	14.27	17.03%	24,585	2.18%	2.18%	0.02%	0.02%	31%

Year Ended 12/31/2005	13.02	8.54%	22,643	2.19%	2.19%	0.01%	0.01%	35%

Year Ended 12/31/2004	13.24	12.52%	24,646	2.19%	2.19%	(0.07)%	(0.07)%	32%

Period From 02/03/2003[2] to 12/31/2003[1]	12.80	30.65%	21,378	2.33%	2.33%	0.03%	0.03%	45%

RS Large Cap Value
Fund (Class C)

Six Months Ended 06/30/07[1]	$15.14	6.10%	$20,799	2.10%	2.10%	0.06%	0.06%	22%

Year Ended 12/31/2006	14.27	17.03%	23,163	2.18%	2.18%	0.02%	0.02%	31%

Year Ended 12/31/2005	13.02	8.54%	21,005	2.19%	2.19%	0.01%	0.01%	35%

Year Ended 12/31/2004	13.24	12.52%	23,507	2.19%	2.19%	(0.07)%	(0.07)%	32%

Period From 02/03/2003[2] to 12/31/2003[1]	12.80	30.65%	20,801	2.33%	2.33%	0.04%	0.04%	45%

RS Large Cap Value
Fund (Class K)

Six Months Ended 06/30/07[1]	$15.24	6.35%	$27,534	1.71%	1.79%	0.46%	0.38%	22%

Year Ended 12/31/2006	14.33	17.55%	27,181	1.71%	1.71%	0.49%	0.49%	31%

Year Ended 12/31/2005	13.07	9.02%	22,901	1.71%	1.71%	0.49%	0.49%	35%

Year Ended 12/31/2004	13.30	13.05%	24,342	1.70%	1.70%	0.42%	0.42%	32%

Period From 02/03/2003[2] to 12/31/2003[1]	12.83	31.22%	20,944	1.88%	1.88%	0.49%	0.49%	45%

Distributions reflect actual per-share amounts distributed for the period.

1	Ratios for periods less than one year have been annualized, except for total return and portfolio turnover rate.
2	Commencement of operations.
3

Net Ratio of Expenses to Average Net Assets and Net Ratio of Net Investment Income/(Loss) to Average Net Assets include the effect of fee waivers, expense limitations, and custody credits, if applicable.

4	Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total return.
5	Rounds to less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

www.RSinvestments.com	71

Notes to Financial Statements (unaudited)

RS Investment Trust (the “Trust”), a Massachusetts business trust organized on May 11, 1987, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. These financial statements relate to five series offered by the Trust: RS Value Fund, RS Partners Fund, RS Investors Fund, RS Global Natural Resources Fund and RS Large Cap Value Fund (each a “Fund,” collectively the “Funds”). All of the Funds are registered as diversified funds, other than RS Investors Fund and RS Partners Fund, which are registered as nondiversified funds.

The Funds offer Class A and K shares. Additionally, RS Large Cap Value Fund offers Class B and C shares. Effective May 1, 2007, RS Value Fund, RS Investors Fund and RS Global Natural Resources Fund offer Class C and Y shares. Effective May 1, 2007, RS Partners Fund offers Class Y shares. The classes differ principally in their respective applicable sales charges and expenses. In general, all classes of shares have identical rights to earnings, assets and voting privileges, except for class-specific expenses and exclusive voting rights with respect to matters affecting only individual classes.

Note 1 Significant Accounting Policies

The following policies are in conformity with accounting principles generally accepted in the United States of America. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

a. Investment Valuations Marketable securities are valued at the last reported sale price on the principal exchange or market on which they are traded; or, if there were no sales that day, at the mean between the closing bid and asked prices. Securities traded on the Nasdaq Stock Market, Inc. (“Nasdaq”) are generally valued at the Nasdaq official closing price, which may not be the last sale price. If the Nasdaq official closing price is not available for a security, that security will generally be valued using the last reported sale price, or, if no sales are reported, at the mean between the closing bid and asked prices. Short-term investments that will mature in 60 days or less are valued at amortized cost, which approximates market value. Repurchase agreements are carried at cost. Foreign securities are valued in the currencies of the markets where they trade and then converted to U.S. dollars using the prevailing exchange rates at the close of the New York Stock Exchange (NYSE). Investments by a Fund in open-end management investment companies that are registered under the 1940 Act are valued based upon the net asset values of such investment companies.

Securities for which market quotations are not readily available or for which market quotations may be unreliable are valued at their fair values as determined in accordance with the guidelines and procedures adopted by the Funds’ Board of Trustees.

Securities whose values have been affected by events occurring before the Funds’ valuation time but after the close of the securities’ principal exchange or market may be fair valued using methods approved by the Board of Trustees. In addition, if there has been a movement in the U.S. markets that exceeds a specified threshold or there is a foreign market holiday on a day when the NYSE is open, the values of a Fund’s investments in foreign securities generally will be determined by a pricing service using pricing models designed to estimate likely changes in the values of those securities.

Certain securities held by a Fund may be restricted as to resale. In cases where securities of the same class are publicly traded, the restricted securities are valued based on the market value of the publicly traded securities, subject to discounts at levels determined in accordance with procedures approved by the Trustees. The securities may be revalued periodically taking into consideration, among other things, the effect of any restrictions on the sale of the security, product development and trends of the security’s issuer, changes in the industry and other competing companies, significant changes in the issuer’s financial position, prices at which the issuer subsequently issues the same or comparable securities, prices at which the same or comparable securities are sold, and any other event RS Investments determined would have a significant impact on the value of the security. The approximate percentages of the Funds’ net assets valued using these guidelines and procedures at June 30, 2007, were as follows:

Fund	Percentage

RS Value	0.12%

RS Partners	0.36%

RS Investors	—%

RS Global Natural Resources	0.05%

RS Large Cap Value	—%

72	Call 1.800.766.FUND

In their normal course of business, some of the Funds may invest a significant portion of their assets in companies concentrated within a number of industries. Accordingly, the performance of these Funds may be subject to a greater risk of market fluctuation than that of a fund invested in a wider spectrum of market or industrial sectors.

b. Federal Income Taxes The Funds intend to continue complying with the requirements of the Internal Revenue Code to qualify as regulated investment companies, and to distribute all net investment income and realized net capital gains, if any, to shareholders. Therefore, the Funds do not expect to be subject to income tax, and no provision for such tax has been made.

From time to time, however, a Fund may choose to pay an excise tax where the cost of making the required distribution exceeds the amount of the tax.

c. Securities Transactions Securities transactions are accounted for on the date securities are purchased or sold (trade date). Realized gains or losses on securities transactions are determined on the basis of specific identification.

d. Foreign Currency Translation The accounting records of the Funds are maintained in U.S. dollars. Investment securities and all other assets and liabilities of the Funds denominated in a foreign currency are generally translated into U.S. dollars at the exchange rates quoted at the close of the New York Stock Exchange on each business day. Purchases and sales of securities, income receipts, and expense payments are translated into U.S. dollars at the exchange rates in effect on the dates of the respective transactions. The Funds do not isolate the portion of the fluctuations on investments resulting from changes in foreign currency exchange rates from the fluctuations in market prices of investments held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

e. Investment Income Dividend income is generally recorded on the ex-dividend date. Interest income, which includes accretion/discount, is accrued and recorded daily.

In calculating net asset value per share for each class, investment income, realized and unrealized gains and losses and expenses other than class specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

f. Expenses Many expenses of the Trust can be directly attributed to a specific Fund. Expenses that cannot be directly attributed to a specific Fund are apportioned among all the series in the Trust, based on relative net assets.

Custody credits and other waivers represent the waiver of fees by the Funds’ custodian and custody credits realized as a result of uninvested cash balances used to reduce the Funds’ expenses.

g. Distributions to Shareholders Dividends from net investment income and net realized capital gains, if any, will be declared and paid at least annually. Dividends to shareholders are recorded on the ex-dividend date.

h. Capital Accounts Due to the timing of dividend distributions and the differences in accounting for income and realized gains/(losses) for financial statement and federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains/(losses) were recorded by the Funds.

i. Temporary Borrowings The Funds, with other funds managed by the same adviser, share in a $75 million committed revolving credit/overdraft protection facility from PNC Bank for temporary purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Interest is calculated based on the market rates at the time of borrowing; all the funds that are parties to the facility share in a commitment fee that is allocated among the funds on the basis of their respective sizes. Each Fund may borrow up to the lesser of one-third of its total assets (including amounts borrowed) or any lower limit specified in the Fund’s Statement of Additional Information or the Prospectus.

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Notes to Financial Statements (unaudited) (continued)

For the six months ended June 30, 2007, none of the Funds borrowed from the facility.

j. Custody Credits The Funds have entered into an arrangement with their custodian whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the Funds’ expenses. During the period, under this arrangement, custodian fees were reduced as per the table below. The Funds could have employed the uninvested assets to produce income in the Funds if the Funds had not entered into such an arrangement.

Fund	Custody Credits

RS Value	$4,613

RS Partners	13,147

RS Investors	4

RS Global Natual Resources	5,595

RS Large Cap Value	10

Note 2 Capital Shares

a. Transactions The Funds have authorized an unlimited number of shares of beneficial interest with no par value. Transactions in capital shares for the Funds are shown below.

Note 3 Transactions with Affiliates

a. Advisory Fees and Expense Limitation Under the terms of the advisory agreement, which is reviewed and approved annually by the Board of Trustees, the Funds pay RS Investment Management Co. LLC (“RS Investments”), an investment advisory fee calculated at an annual rate of the average daily net assets of the Funds as disclosed below:

Fund	Investment Advisory Percentage

RS Value	0.85%

RS Partners	1.00%

RS Investors	1.00%

RS Global Natural Resources	1.00%

RS Large Cap Value	0.83%

Transactions in Capital Shares
(See Note 2a)

		RS Value Fund

	For the Six Months Ended 06/30/07		For the Year Ended 12/31/06

Class A	Shares	Amount	Shares		Amount

Shares Sold	28,201,060	$844,917,525	35,556,166		$920,348,598
Shares Reinvested	—	—	2,469,554		67,888,028
Shares Redeemed	(7,530,564)	(221,882,038)	(30,093,379)		(777,428,383)

Net Increase	20,670,496	$623,035,487	7,932,341		$210,808,243
Class C

Shares Sold	69,869	$2,162,342	—		$—
Shares Redeemed	(893)	(27,906)	—		—

Net Increase	68,976	$2,134,436	—		$—
Class K

Shares Sold	39,919	$1,171,065	4		$117
Shares Reinvested	—	—	—	(a)	4
Shares Redeemed	(28)	(852)	—		—

Net Increase	39,891	$1,170,213	4		$121
Class Y

Shares Sold	513,296	$15,679,231	—		$—
Shares Redeemed	(6,000)	(185,160)	—		—

Net Increase	507,296	$15,494,071	—		$—

(a) Less than one full share.

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Transactions in Capital Shares (continued)

		RS Partners Fund

	For the Six Months Ended 06/30/07		For the Year Ended 12/31/06

Class A	Shares	Amount	Shares	Amount

Shares Sold	15,777,536	$589,682,001	26,946,483	$940,510,742
Shares Reinvested	—	—	3,036,836	107,594,625
Shares Redeemed	(9,284,595)	(341,000,716)	(24,280,787)	(842,945,217)
Shares Issued
Upon Merger	—	—	982,636	34,431,592

Net Increase	6,492,941	$248,681,285	6,685,168	$239,591,742
Class K

Shares Sold	28,544	$1,050,281	5,528	$196,589
Shares Reinvested	—	—	17,092	605,758
Shares Redeemed	(9,131)	(329,927)	(1,248)	(44,488)
Shares Issued
Upon Merger	—	—	362,304	12,695,133

Net Increase	19,413	$720,354	383,676	$13,452,992
Class Y

Shares Sold	467,045	$17,873,324	—	$—
Shares Redeemed	(140)	(5,354)	—	—

Net Increase	466,905	$17,867,970	—	$—

		RS Investors Fund

	For the Six Months Ended 06/30/07		For the Year Ended 12/31/06

Class A	Shares	Amount	Shares	Amount

Shares Sold	890,288	$10,880,529	4,930,007	$54,306,490
Shares Reinvested	—	—	201,167	2,393,885
Shares Redeemed	(1,051,773)	(12,917,205)	(4,327,663)	(47,334,459)

Net Increase/(Decrease)	(161,485)	$(2,036,676)	803,511	$9,365,916
Class K

Shares Sold	2,346	$28,654	—	$—
Shares Redeemed	(247)	(2,986)	—	—

Net Increase	2,099	$25,668	—	$—
Class Y

Shares Sold	163,305	$2,059,081	—	$—

Net Increase	163,305	$2,059,081	—	$—

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Notes to Financial Statements (unaudited) (continued)

Transactions in Capital Shares (continued)

		RS Global Natural Resources Fund

	For the Six Months Ended 06/30/07		For the Year Ended 12/31/06

Class A	Shares	Amount	Shares	Amount

Shares Sold	12,340,905	$444,787,408	21,452,575	$760,362,193
Shares Reinvested	—	—	6,056,617	194,901,990
Shares Redeemed	(12,411,589)	(410,886,646)	(27,808,355)	(955,938,863)

Net Increase/(Decrease)	(70,684)	$33,900,762	(299,163)	$(674,680)
Class C

Shares Sold	36,849	$1,359,675	—	$—
Shares Redeemed	(3)	(118)	—	—

Net Increase	36,846	$1,359,557	—	$—
Class K

Shares Sold	3,757	$129,475	95	$3,537
Shares Reinvested	—	—	14	443
Shares Redeemed	(407)	(13,213)	—	—

Net Increase	3,350	$116,262	109	$3,980
Class Y

Shares Sold	1,917,208	$72,436,657	—	$—
Shares Redeemed	(11,086)	(400,000)	—	—

Net Increase	1,906,122	$72,036,657	—	$—

		RS Large Cap Value Fund

	For the Six Months Ended 06/30/07		For the Year Ended 12/31/06

Class A	Shares	Amount	Shares	Amount

Shares Sold	42,692	$625,929	119,858	$1,642,630
Shares Reinvested	—	—	146,381	2,030,364
Shares Redeemed	(325,188)	(4,685,206)	(206,791)	(2,821,550)

Net Increase/(Decrease)	(282,496)	$(4,059,277)	59,448	$851,444
Class B

Shares Sold	4,508	$64,801	15,666	$214,696
Shares Reinvested	—	—	108,733	1,507,333
Shares Redeemed	(272,924)	(3,895,547)	(140,673)	(1,924,323)

Net Decrease	(268,416)	$(3,830,746)	(16,274)	$(202,294)
Class C

Shares Sold	5,168	$76,511	2,387	$32,969
Shares Reinvested	—	—	103,031	1,428,453
Shares Redeemed	(255,248)	(3,635,076)	(95,461)	(1,304,121)

Net Increase/(Decrease)	(250,080)	$(3,558,565)	9,957	$157,301
Class K

Shares Sold	84,316	$1,237,513	167,066	$2,302,048
Shares Reinvested	—	—	125,582	1,744,091
Shares Redeemed	(174,351)	(2,501,744)	(148,569)	(2,048,966)

Net Increase/(Decrease)	(90,035)	$(1,264,231)	144,079	$1,997,173

76	Call 1.800.766.FUND

RS Investments has entered into a Sub-Advisory agreement with UBS Global Asset Management (Americas), Inc. (“UBS Global AM”). UBS Global AM is responsible for the day-to-day investment advisory services of RS Large Cap Value Fund, subject to the supervision and direction of the Board of Trustees of the Trust and review of RS Investments. As compensation for its services, RS Investments pays fees to UBS Global AM at an annual rate of 0.43% of RS Large Cap Value Fund’s average daily net assets. Payment of the sub-investment advisory fees does not represent a separate or additional expense to RS Large Cap Value Fund. Pursuant to a Sub-Administration and Accounting Services Agreement, Guardian Investor Services LLC (“GIS”), which holds a majority interest in RS Investments, receives fees at an annual rate 0.042% of RS Large Cap Value Fund’s average daily net assets from RS Investments.

Expense limitations have been imposed pursuant to a written agreement between RS Investments and the Trust in effect through April 30, 2008 for the following Funds, which provides that RS Investments will waive advisory fees to the extent necessary to prevent the Funds’ total annual operating expenses for Class A shares (excluding expenses indirectly incurred by the Funds through investments in certain pooled investment vehicles, interest, taxes and extraordinary expenses) from exceeding the following rates:

Fund	Expense Limitation

RS Value, Class A	1.49%

RS Partners, Class A	1.49%

RS Global Natural Resources, Class A	1.49%

Additionally, RS Investments has agreed through April 30, 2008 to reduce the advisory fee of each of the other classes of such Funds so that, at all times through April 30, 2008, each class will pay advisory fees at the same rate as Class A.

Expense limitations have been imposed pursuant to a written agreement between RS Investments and the Trust in effect through December 31, 2009, to limit RS Large Cap Value Fund’s total annual fund operating expenses (excluding interest expense associated with reverse repurchase agreements and securities lending) to the following rates:

Fund	Expense Limitation

RS Large Cap Value, Class A	1.43%

RS Large Cap Value, Class B	2.19%

RS Large Cap Value, Class C	2.19%

RS Large Cap Value, Class K	1.71%

In addition, for the six-month period ended June 30, 2007, RS Investments voluntarily waived certain class specific expenses in the amounts shown below:

Fund	Amount Waived

RS Global Natural Resources, Class C	$386

RS Global Natural Resources, Class K	408

RS Value, Class C	814

RS Value, Class K	196

RS Value, Class Y	442

RS Investors, Class K	870

RS Investors, Class Y	63

RS Investments does not intend to recoup any waived expenses or waived advisory fees from a prior year under expense limitations then in effect for a Fund.

Park Avenue Securities LLC (“PAS”), a wholly-owned subsidiary of The Guardian Insurance & Annuity Company, Inc. (“GIAC”) and an affiliate of GIS, which holds a majority interest in RS Investments, distributes the Funds’ shares as a retail broker-dealer. For the six months ended June 30, 2007, PAS received $875,363 from GIS as compensation for its services.

The Funds have entered into an Underwriting Agreement with GIS pursuant to which GIS serves as the principal underwriter for shares of the Funds.

For the six months ended June 30, 2007, aggregate front-end sales charges for the sale of Class A shares paid to GIS were as follows:

Fund	Commissions

RS Value	$91,329

RS Partners	3,950

RS Investors	2,691

RS Global Natural Resources	25,320

RS Large Cap Value	1,557

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Notes to Financial Statements (unaudited) (continued)

GIS is entitled to retain any contingent deferred sales load (“CDSL”) imposed on certain Class B, Class C and Class K share redemptions. For the six months ended June 30, 2007, GIS received CDSL charges as follows:

Fund	Amount

RS Value	$839

RS Global Natural Resources	13

RS Large Cap Value	1,422

b. Compensation of Trustees and Officers Trustees and officers of the Funds who are interested persons of RS Investments, as defined in the 1940 Act, receive no compensation from the Funds for acting as such. Trustees of the Funds who are not interested persons of RS Investments (“disinterested Trustees”) receive compensation and reimbursement of expenses.

Under a Deferred Compensation Plan (the “Plan”), a disinterested Trustee may elect to defer receipt of all, or a portion, of his/her annual compensation. The amount of a Fund’s deferred compensation obligation to a Trustee is determined by adjusting the amount of the deferred compensation to reflect the investment return of one or more RS Funds designated for the purpose by the Trustee. A Fund may cover its deferred compensation obligation to a Trustee by investing in one or more of such designated Funds. Each Fund’s liability for deferred compensation to a Trustee is adjusted periodically to reflect the investment performance of the Funds designated by the Trustee. Deferred amounts remain in a Fund until distributed in accordance with the Plan. Trustees’ fees in the accompanying financial statements include the current fees, either paid in cash or deferred, and the net increase or decrease in the value of the deferred amounts.

c. Distribution Fees The Funds have entered into an agreement with GIS for distribution services with respect to their shares, except for Class Y shares, and have adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, whose continuance is reviewed annually by the Funds’ Board of Trustees. Under the Plan, GIS is compensated for services in such capacity, including its expenses in connection with the promotion and distribution of shares of each Fund as follows:

Fund	Average Annual Rate	Amount Paid for six months ended June 30, 2007

RS Value Fund
Class A	0.25%	$2,964,591
Class C	1.00%	1,400
Class K	0.65%	2,697

RS Partners Fund
Class A	0.25%	3,363,338
Class K	0.65%	46,760

RS Investors
Class A	0.25%	83,969
Class C	—%	—
Class K	0.65%	48

RS Global Natural Resources
Class A	0.25%	2,022,843
Class C	1.00%	1,378
Class K	0.65%	181

RS Large Cap Value Fund
Class A	0.25%	34,870
Class B	1.00%	109,654
Class C	1.00%	102,924
Class K	0.65%	86,218

RS Investments may perform certain services and incur certain expenses in respect of the promotion of the Funds’ shares and the servicing of shareholder accounts and may be compensated by GIS for those services. In addition to payments under the Distribution Plan, the Funds reimburse GIS for payments GIS makes to financial intermediaries that provide certain administrative and account maintenance shareholder services. The amount of the reimbursement is calculated in a manner approved by the Trustees and is reviewed by the Trustees periodically.

d. Affiliated Issuers If a Fund owns 5% or more of the outstanding voting shares of an issuer, the Fund’s investment represents an investment in an affiliated person as defined by the 1940 Act. A summary of the Funds with transactions in the securities of affiliated issuers for the six months ended June 30, 2007, is listed in the table on the next page.

Note 4 Federal Income Taxes

a. Distributions to Shareholders The tax character of distributions paid during the year ended December 31, 2006 was as follows:

Fund	Ordinary Income Total	Long-Term Capital Gain Total

RS Value	$20,663,590	$59,416,618

RS Partners	8,179,243	108,588,196

RS Investors	2,797,755	—

RS Global Natural Resources	63,302,678	156,260,474

RS Large Cap Value	301,196	6,454,007

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Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Funds, timing differences, and differing characterizations of distributions made by the Funds. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid-in capital. Undistributed net investment income and accumulated undistributed net realized gain/(loss) on investments and foreign currency transactions may include temporary book and tax differences, which will reverse in a subsequent period.

See the chart below for the tax basis of distributable earnings as of December 31, 2006, which is the most recently completed tax year.

Fund	Undistributed Ordinary Income	Undistributed Long-Term Gains

RS Value	$8,247,293	$18,038,115

RS Partners	503,047	33,019,058

RS Investors	1,499,317	—

RS Global Natural Resources	285,704	—

RS Large Cap Value	301,261	1,595,134

During any particular year, net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Funds if not distributed and, therefore, are normally distributed to shareholders annually.

During the year ended December 31, 2006, no Fund utilized capital loss carryovers, nor do any of the Funds have capital loss carryovers available for use in future offsets.

Under current income tax law, net capital and currency losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. For the year ended December 31, 2006, the Funds elected to defer net capital and currency losses as follows:

Fund	Amount

RS Value	$24,309

RS Partners	53,713

RS Investors	3,745

RS Global Natural Resources	1,151,738

RS Large Cap Value	—

b. Tax Basis of Investments The cost of investments (excluding foreign currency related transactions) for federal income tax purposes at June 30, 2007, for each Fund is listed in the chart below. The net unrealized appreciation/(depreciation) on investments, which consists of gross unrealized appreciation and depreciation, is also disclosed in the chart on the next page.

Affiliated Issuers
(see Note 3d)

Fund	Issuer	Number of Shares or Principal Amount Held at Beginning of Period	Gross Additions	Gross Reductions	Number of Shares or Principal Amount Held at End of Period	Income	Value

RS Global Natural
Resources	Anderson Energy Ltd.	4,613,000	—	—	4,613,000	$—	$19,920,019
	Basic Energy Services, Inc.	1,712,590	91,500	—	1,804,090	—	46,130,581

						—	66,050,600

RS Partners
	Aaron Rents, Inc.	2,294,070	—	—	2,294,070	34,411	66,986,844
	Carter’s, Inc.	2,426,040	535,600		2,961,640	—	76,824,942
	Coinmach Service Corp.	1,666,400		1,666,400	—	624,900	—
	Coinmach Service Corp., Class A	815,350	701,860		1,517,210	167,962	20,072,688
	Coinstar, Inc.	2,464,452			2,464,452	—	77,580,949
	Commerical Vehicle Group, Inc.	2,047,101	—	—	2,047,101	—	38,137,492
	Corinthian Colleges, Inc.	5,717,652	146498		5,864,150	—	95,527,004
	eResearch Technology, Inc.	5,048,430	169045		5,217,475	—	49,618,187
	LCA-Vision, Inc.	1,167,533	84300		1,251,833	225,330	59,161,628
	OneBeacon Insurance Group Ltd., Class A	932,540	1229197		2,161,737	453,965	54,756,798
	Triarc Cos., Inc. Class B	6,003,100	—	—	6,003,100	540,279	94,248,670
	Coinmach Service Corp., 11.00%, 12/1/2024	$—	$1,666,400	$—	$1,666,400	2,166	11,064,896

						$2,049,013	$643,980,098

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Notes to Financial Statements (unaudited) (continued)

Note 5 Investments

a. Investment Purchases and Sales The cost of investments purchased and the proceeds from investments sold (excluding short-term investments) for the six-month period ended June 30, 2007, were as follows:

Fund	Cost of Investments Purchased	Proceeds from Investments Sold

RS Value	$1,196,668,373	$479,976,090

RS Partners	820,076,555	519,364,800

RS Investors	19,317,489	19,286,820

RS Global Natural Resources	395,676,117	361,448,920

RS Large Cap Value	21,020,296	33,191,899

b. Foreign Securities Foreign securities investments involve special risks and considerations not typically associated with those of U.S. origin. These risks include, but are not limited to, revaluation of currencies; adverse political, social, and economic developments; and less reliable information about issuers. Moreover, securities of many foreign companies and markets may be less liquid and their prices more volatile than those of U.S. companies and markets.

c. Repurchase Agreements The collateral for repurchase agreements is either cash or fully negotiable U.S. government securities. Repurchase agreements are fully collateralized (including the interest earned thereon) and such collateral is marked-to-market daily while the agreements remain in force. If the value of the collateral falls below the repurchase price plus accrued interest, the applicable Fund will typically require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults, the applicable Fund maintains the right to sell the collateral and may claim any resulting loss against the seller. At June 30, 2007, all repurchase agreements held by the Funds had been entered into on June 29, 2007.

d. Restricted Securities A restricted security cannot be resold to the general public without prior registration under the Securities Act of 1933. If the security is subsequently registered and resold, the issuer would typically bear the expense of all registrations at no cost to the Fund. Restricted securities are valued according to the guidelines and procedures adopted by the Funds’ Board of Trustees as outlined in Note 1a. See the table below for restricted securities held at June 30, 2007.

Tax Cost of Investments (see Note 4b)

Fund	Cost of Investments	Net Unrealized Appreciation/(Depreciation) on Investments	Gross Unrealized Appreciation	Gross Unrealized Depreciation

RS Value	$2,475,493,895	$481,344,737	$522,453,071	$(41,108,334)
RS Partners	2,364,368,909	573,853,580	627,336,864	(53,483,284)
RS Investors	61,458,670	10,051,990	11,409,859	(1,357,869)
RS Global Natural Resources	1,501,915,555	480,232,001	504,574,078	(24,342,077)
RS Large Cap Value	70,450,337	28,039,601	28,450,280	(410,679)

Restricted Securities (see Note 5d)

Fund	Security	Shares	Cost	Value	Acquisition Date	% of Fund’s Net Assets
RS Value	Ivanhoe Nickel & Platinum Ltd.	698,422	$2,837,501	$3,492,110	4/25/97-5/7/98	0.12%
RS Global Natural Resources	Ivanhoe Nickel & Platinum Ltd.	203,624	784,997	1,018,120	4/25/97-5/7/98	0.05%

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Note 6 Fund Merger

On October 13, 2006, RS Partners Fund acquired the assets and liabilities of The Guardian UBS Small Cap Value Cap Fund through a tax-free merger pursuant to a plan of reorganization approved by the Board of Trustees. Shareholders of The Guardian UBS Small Cap Value Fund approved the merger at a meeting held on September 28, 2006. The chart below shows a summary of shares outstanding, net assets, net asset value per share, net unrealized appreciation/(depreciation), and accumulated net realized gains/(losses), before and after the reorganization.

Note 7 Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts with their vendors and others that provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds. However, based on experience, the Funds expect the risk of loss to be remote.

Note 8 Legal Matters

On October 6, 2004, RS Investment Management, L.P. (“RSIM L.P.”), the investment adviser to the RS Family of Funds prior to GIS’s acquisition of a majority of the outstanding interests in RS Investments, entered into settlement agreements with the Securities and Exchange Commission (the “SEC”) and the Office of the New York State Attorney General (the “NYAG”). The settlement agreements relate to certain investors’ frequent trading of shares of RS Emerging Growth Fund during 2000 through 2003. In its settlement with the SEC, RSIM L.P. consented to the entry of an order by the SEC (the “SEC Order”) instituting and settling administrative and cease-and-desist proceedings against it.

Under the terms of the settlement agreements, RS Investments has paid disgorgement of $11.5 million and a civil money penalty of $13.5 million for a total payment of $25 million, all of which will be distributed to certain current and former shareholders of certain Funds in a manner to be determined by an independent consultant. The settlement agreement with the NYAG also requires RS Investments to reduce its management fee for certain Funds in the aggregate amount of

Fund Merger (see Note 6)
	Before Reorganization		After Reorganization

	The Guardian UBS Small Cap Value Fund	RS Partners	RS Partners

Shares outstanding:
Class A	1,182,382	69,657,059	70,639,696
Class B	972,490	N/A	N/A
Class C	941,978	N/A	N/A
Class K	1,124,329	N/A	362,304

Net assets:
Class A	$13,457,271	$2,440,492,606	$2,474,924,198
Class B	10,655,304	N/A	N/A
Class C	10,319,017	N/A	N/A
Class K	12,695,133	N/A	12,695,133

Net asset value per share:
Class A	$11.38	$35.04	$35.04
Class B	10.96	N/A	N/A
Class C	10.95	N/A	N/A
Class K	11.29	N/A	35.04
Net unrealized appreciation/(depreciation)	4,865,913	396,295,792	401,161,705

Accumulated net realized gain/(loss)	(80,887)	101,661,312	101,661,312

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Notes to Financial Statements (unaudited) (continued)

approximately $5 million over a period of five years. In addition, RS Investments has made a number of undertakings to the SEC and the NYAG relating to compliance, ethics, and legal oversight and mutual fund governance and disclosure.

G. Randall Hecht, the former co-president of the Trust and the former chairman of the Board of Trustees of the Trust, was also named a respondent in the SEC Order and consented to its entry. As part of the settlement agreement with the SEC, Mr. Hecht agreed, among other things, to pay a civil money penalty, to not serve as a Trustee of the Trust for a period of five years, and to limit his duties with RS Investments (of which he was chairman) for 12 months.

Steven M. Cohen, the former treasurer of the Trust and the former chief financial officer of RS Investments, was also named a respondent in the SEC Order and consented to its entry. As part of the settlement agreement with the SEC, Mr. Cohen agreed to, among other things, a civil money penalty and suspensions from association with any investment adviser or registered investment company for nine months and from serving as an officer or a director of any investment company or investment adviser for an additional two years. In addition, in accordance with the settlements, Mr. Cohen resigned as an officer and employee of RS Investments.

RSIM L.P. and Messrs. Hecht and Cohen neither admit nor deny the findings set forth in the SEC Order, and RSIM L.P. neither admits nor denies the findings in its settlement agreement with the NYAG. A copy of the SEC Order is available on the SEC’s Web site at www.sec.gov, and a copy of the settlement agreement with the NYAG is available on the NYAG’s Web site at www.oag.state.ny.us.

RSIM L.P. and not any of the RS funds will bear all the costs of complying with the settlements, including payments of disgorgement and civil penalties (except those paid by Messrs. Hecht and Cohen individually), and the associated legal fees relating to these regulatory proceedings.

It is possible that these matters and/or related developments may result in increased Fund redemptions and reduced sales of Fund shares, which could result in increased costs and expenses, or may otherwise adversely affect the Funds.

After the announcement of those settlements, three related civil lawsuits commenced. These lawsuits were consolidated into one proceeding in the U.S. District Court for the District of Maryland on April 19, 2005 (In re Mutual Funds Investment Litigation, Case No. 04-MD-15863-JFM). The district court appointed a lead plaintiff, and a consolidated complaint was filed. The consolidated complaint, brought on behalf of a purported class of investors in RS funds between October 6, 1999, and October 5, 2004, seeks compensatory damages and other related relief. The complaint names RS Investments, RS Investment Management, Inc., RSIM L.P., the Trust, and certain current or former Trustees, subadvisers, employees, and officers of the Trust or RSIM L.P. as defendants. It generally tracks the factual allegations made in the SEC and NYAG settlements, including the allegations that fund prospectuses were false and misleading, and alleges a variety of theories for recovery, including, among others, that defendants violated Sections 34(b), 36(a), 36(b), and 48(a) of the 1940 Act and breached fiduciary duties to investors. The consolidated lawsuit further alleges that defendants violated, or caused to be violated, Sections 11, 12(a)(2), and 15 of the Securities Act of 1933 and Sections 10(b) and 20(a) of the Securities Exchange Act of 1934.

On May 27, 2005, the defendants moved to dismiss the consolidated action. On November 3, 2005, the Court issued a ruling dismissing all claims against the Trust. As for the claims against the other RS defendants, the Court dismissed the claims arising under: sections 34(b) and 36(a) of the Investment Company Act of 1940; sections 11, 12(a)(2), and 15 of the Securities Act of 1933; and state law. The Court allowed plaintiffs to proceed against some of the RS defendants with their claims arising under sections 10(b) and 20(a) of the Securities Exchange Act of 1934 and sections 36(b) and 48(a) of the Investment Company Act of 1940. Although

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initially the Court deferred any ruling on the claims against the named independent trustees, on July 24, 2006, the Court dismissed all remaining claims against the former and current independent trustees of the Trust. The litigation is currently in the discovery phase.

Additional lawsuits arising out of the same circumstances and presenting similar or different or additional allegations may be filed against the Funds, RS Investments, or their affiliates in the future. RS Investments does not believe that the pending consolidated action will materially affect its ability to continue to provide to the Funds the services it has agreed to provide. It is not possible at this time to predict whether the litigation will have any material adverse effect on any of the Funds.

Note 9 New Accounting Pronouncements

In July 2006, the Financial Accounting Standards Board (FASB) issued FASB Interpretation No. 48, “Accounting for Uncertainty in Income Taxes — an interpretation of FASB Statement No. 109” (“FIN 48”), which clarifies the accounting for uncertainty in tax positions taken or expected to be taken in a tax return. FIN 48 provides guidance on the measurement, recognition, classification and disclosure of tax positions, along with accounting for any related interest and penalties. FIN 48 is effective within the first required financial statement reporting period (semiannual reporting) for fiscal years beginning after December 15, 2006, and is to be applied to all open tax years as of the date of effectiveness. The Trust has concluded that the adoption of FIN 48 did not result in any material impact to the Fund’s financial statements, as applied to open tax years ended December 31, 2004 through December 31, 2006.

In September 2006, FASB issued FASB Statement No. 157, “Fair Value Measurement” (“SFAS 157”), which defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. SFAS 157 is effective for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. The Trust believes the adoption of SFAS 157 will have no material impact on its financial statements.

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Supplemental Information (unaudited)

Approval of the Funds’ Investment Advisory Agreement (all Funds except RS Large Cap Value Fund)
The Board of Trustees of the Trust, including all of the Trustees who are not interested persons of the Trust or of RS Investments, met in person on April 30, May 1, and May 24, 2006, to consider approval of a new investment advisory agreement (the “New Advisory Agreement”) between the Funds and RS Investment Management Co. LLC (“RSIM Co.”), the ultimate parent of RS Investment Management, L.P., the Funds’ then-current investment adviser (“RSIM L.P.”). The then-existing investment advisory agreement between the Funds and RSIM, L.P. (the “Then-Existing Advisory Agreement”), was to terminate automatically as a result of its “assignment” (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) upon the consummation of the transaction between RSIM Co. and Guardian Investor Services LLC (“GIS”). (For ease of reference, each of RSIM L.P. and RSIM Co. is referred to as “RS Investments” herein unless the context otherwise requires.) In determining to approve the New Advisory Agreement between the RS Funds and RS Investments, the Trustees considered that they had approved the continuation of the Then-Existing Advisory Agreement, the terms of which were substantially similar to the New Advisory Agreement, for a one-year period commencing April 1, 2006, at their meeting on February 28 and March 1, 2006. In all of their deliberations, the disinterested Trustees were advised by independent counsel for the disinterested Trustees.

The Trustees met with representatives of RS Investments and of GIS, who discussed with the Trustees the capabilities of both firms, and what they saw as the complementary capabilities of the two firms in the areas of investment management and distribution/promotion of mutual fund shares. Those representatives also discussed with the Trustees their expectations as to the management and operations of RS Investments after the transaction and the continuing roles of the current portfolio management teams in the management of each of the Funds.

The Trustees considered that it was not anticipated that there would be any change in the personnel who are engaged in the portfolio management of any Fund as a result of the transaction, and that there would be no increase in the advisory fees or the total expenses for current shareholders of any of the existing Funds as a result of the transaction. The Trustees considered the proposed changes in the governance of RSIM Co., but noted that it was not expected that the new Board of Directors would have any substantial role in the day-today portfolio management of the Funds. The Trustees also considered that the combination of the two advisory firms could benefit shareholders of the Funds because RS Investments would, as a result, likely have a larger and more diverse investment management staff to support the Funds’ portfolio management teams. The Trustees also recognized the potential benefits to RS Investments of an additional owner of the firm with greater financial resources than currently were available from its then-current owners. In addition, they recognized that it was possible the Funds over time could experience reduced expenses both because the combined firms may be in a position to purchase services from third parties for their clients at improved rates and because enhanced distribution capabilities resulting from the combination may result in increases in the size of the Funds and possible reduced expenses through economies of scale.

The Trustees discussed with management and certain portfolio management professionals of RS Investments the expected effect of the transaction on the firm, including the extent to which the transaction is supported by portfolio management personnel. The Trustees considered the likely effect on RS Investments of potential alternative transactions and of maintaining the then-current ownership. The Trustees believed that the transaction offered the best prospects for continued stability of RS Investments in the face of current and expected transitional and generational changes at the firm.

The Trustees also took into consideration the various other arrangements between RSIM Co. and GIS in respect to the transaction, including RSIM Co.’s additional responsibilities relating to the GIS mutual funds, and concluded that it was unlikely that RSIM Co.’s performance of those responsibilities would limit substantially its ability to perform its obligations to the Funds under the New Advisory Agreement.

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On the basis of these factors, the Trustees concluded that it would be in the best interests of each of the Funds to be advised by RSIM Co., employing the Funds’ then-current portfolio management teams, and voted unanimously, including the unanimous vote of the Trustees who are not interested persons of the Funds or of RS Investments or GIS, to approve the New Advisory Agreement in respect to each of the Funds and to recommend to shareholders of each Fund that they approve the Agreement, as well.

Approval of Investment Advisory Agreement (RS Large Cap Value Fund only)
The Board of Trustees of RS Investment Trust (the “Trust”), including all of the Trustees who are not interested persons of the Trust or of RS Investments (the “disinterested Trustees”), met in person on April 30, May 3, May 12, and May 24, 2006, to consider approval of an Investment Advisory Agreement between the Fund and RS Investments and a Sub-Advisory Contract between RS Investments and UBS Global Asset Management (Americas) Inc. (“UBS”) with respect to RS Large Cap Value Fund (the “Advisory Agreement”). In all of their deliberations, the disinterested Trustees were advised by their independent counsel, with whom they had additional separate discussions on a number of occasions. In addition, the disinterested Trustees were assisted in their review by third-party consultants, whom the disinterested Trustees retained for purposes of assisting them in their consideration of the Advisory Agreement.

The Fund was newly formed in connection with the proposed reorganization of the mutual funds in The Park Avenue Portfolio (the “predecessor funds”) into a corresponding fund advised by RS Investments. In the course of their deliberations, the Trustees met with representatives of RS Investments and of Guardian Investor Services LLC (“GIS”), who discussed with the Trustees the capabilities of both firms, and what they saw as the complementary capabilities of the two firms in the areas of investment management and distribution/promotion of mutual fund shares. Representatives of the disinterested Trustees also met with representatives of UBS. The Trustees considered that it was anticipated that portfolio management personnel of the predecessor funds would continue as the portfolio management personnel of the funds.

The Trustees considered the fees proposed to be charged by RS Investments to the Fund, and by the sub-adviser to RS Investments under the Advisory Agreement. The Trustees noted that the fees to be charged to the Fund under the Advisory Agreement were in at least as favorable to the Fund as the fees charged to its predecessor fund. RS Investments furnished information to the Trustees compiled by the third-party consultants based on information from the independent Lipper and Morningstar organizations showing a comparison of RS Investments’ fee rate for the Fund compared to peer mutual funds having similar objectives, strategies, and asset sizes as selected by the third-party consultants. The Trustees also reviewed information from that compilation showing total expenses for the Fund in comparison to the peer funds.

RS Investments stated that the Fund would be subject to an expense limitation until December 31, 2009, that would be the same as the expense limitation of the predecessor fund or determined based upon the predecessor fund’s expense ratio as of September 30, 2006. In addition, the Trustees recognized that it was possible the Fund over time could experience reduced expenses both because RS Investments and GIS, as a combined firm, may be in a position to purchase services from third parties for their clients at improved rates and because enhanced distribution capabilities resulting from the combination may result in increases in the sizes of the Fund and possible reduced expenses through economies of scale.

The Trustees noted that, because the Fund would be a new Fund and because of the upcoming consolidation of the RS and GIS fund families, it would be appropriate to consider in greater detail in the future whether and to what extent economies of scale might be realized as the Fund grows and whether a reduction in the advisory fees paid by the Fund by means of breakpoints might be appropriate.

The Trustees reviewed performance information for the predecessor fund for various periods. That review included an examination of comparisons of the performance of the predecessor fund to relevant securities indexes and various peer groups of mutual funds using data from the independent Lipper and Morningstar organizations with respect to various periods, and relative rankings of the

www.RSinvestments.com	85

Supplemental Information (unaudited) (continued)

predecessor fund compared to peer funds during various periods. The Trustees considered the performance of the predecessor fund over the life of the fund and in recent periods, while also considering its applicable investment objective and strategy and its overall expense ratio. The Trustees noted that the performance information presented to the Trustees showed that most of the predecessor funds were above the median performance among their peers for the three and five-year periods, which the Trustees believed to be most relevant, but that certain funds had less favorable relative performance for other periods. The Trustees also noted that several funds had acceptable, if relatively high, total expense levels. In light of the fact that the Fund was being formed in connection with the broader transaction involving GIS’s proposed acquisition of a majority interest in RS Investments, the Trustees determined to approve the Advisory Agreement for a one-year period (rather than the two-year period allowed under the Investment Company Act of 1940, as amended) in order to give themselves the opportunity to formally reconsider the Fund’s performance and expenses after having observed the Fund and the GIS organization during the Fund’s initial year of operation.

The Trustees considered the nature, extent, and quality of the services to be provided by RS Investments and the sub-adviser. In this regard, the Trustees took into account the experience of the proposed portfolio management team and the resources available to them generally. After considering all of the information described above, the Trustees unanimously voted to approve the Advisory Agreement, including the advisory fees proposed in connection with that approval, for the one-year period commencing upon the Fund’s commencement of operations.

Portfolio Holdings and Proxy Voting Procedures
The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q is available on the Securities and Exchange Commission’s Web site at http://www.sec.gov. The Funds’ Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. This information is also available, without charge, upon request, by calling toll-free 1-800-766-FUND [3863].

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities, and information regarding how the Funds voted proxies relating to portfolio securities during the 12-month period ended June 30, 2007, are available (i) without charge, upon request, by calling toll-free 1-800-766-FUND [3863]; (ii) on RS Investments’ Web site at http://www.RSinvestments.com; and (iii) on the Securities and Exchange Commission’s Web site at http://www.sec.gov.

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RS Funds		24-Hour Account Access
Phone:	1-800-766-FUND (3863)	Phone:	1-800-766-FUND (3863), Option 3
Web:	www.RSinvestments.com	Web:	Enter My Account on RS Investments’
E-mail:	funds@rsinvestments.com		Web site

RS Funds

Fund Name (Date of Inception)	Ticker Symbol Class (A)	Portfolio Manager(s)
RS Emerging Growth Fund (11/30/87)	RSEGX	Steve Bishop, Jim Callinan, Melissa Chadwick-Dunn, Allison Thacker, Scott Tracy
RS Growth Fund (05/12/92)	RSGRX	John Seabern, John Wallace
The Information Age Fund® (11/15/95)	RSIFX	Steve Bishop, Allison Thacker
RS MidCap Opportunities Fund (07/12/95)	RSMOX	John Seabern, John Wallace
RS Select Growth Fund (08/01/96)	RSDGX	Steve Bishop, Jim Callinan, Melissa Chadwick-Dunn, Allison Thacker, Scott Tracy
RS Smaller Company Growth Fund (08/15/96)	RSSGX	Scott Tracy, Bill Wolfenden
RS Value Fund (06/30/93)	RSVAX	MacKenzie Davis, David Kelley, Andy Pilara, Joe Wolf
RS Partners Fund (07/12/95)	RSPFX	MacKenzie Davis, David Kelley, Andy Pilara, Joe Wolf
RS Investors Fund (11/15/05)	RSINX	MacKenzie Davis, David Kelley, Andy Pilara, Joe Wolf
RS Global Natural Resources Fund (11/15/95)	RSNRX	MacKenzie Davis, Andy Pilara, Ken Settles
RS Large Cap Value Fund (02/03/03)*	RLCVX	Thomas Cole, Thomas Digenan, Scott Hazen, John Leonard
RS Core Equity Fund (06/01/72)*	GPAFX	Mani Govil
RS Small Cap Core Equity Fund (05/01/97)*	GPSCX	Matthew Ziehl
RS Equity Dividend Fund (07/31/07)	REDAX	Raymond Anello
RS S&P 500 Index Fund (08/07/00)*	GUSPX	Jonathan Jankus, Stewart Johnson
RS International Growth Fund (02/16/93)*	GUBGX	R. Robin Menzies
RS Emerging Markets Fund (05/01/97)*	GBEMX	Edward Hocknell
RS Investment Quality Bond Fund (02/16/93)*	GUIQX	Howard Chin, Robert Crimmins
RS Low Duration Bond Fund (07/30/03)*	RLDAX	Howard Chin, Robert Crimmins
RS High Yield Bond Fund (09/01/98)*	GUHYX	Ho Wang
RS Tax-Exempt Fund (02/16/93)*	GUTEX	Alexander Grant, Jr.
RS Money Market Fund (11/03/82)*	GCMXX	Alexander Grant, Jr.
RS Asset Allocation Fund (02/16/93)*	GUAAX	Jonathan Jankus, Stewart Johnson
*The date of inception is that of the predecessor Fund.

Refer to the prospectus for more information, including management fees and expenses associated with an ongoing investment as well as the special risks associated with investing in small and midsized companies; overweighting investments in certain sectors or industries; investing in the technology sector; investing in a more limited number of issuers and sectors; investing internationally; investing in debt securities; and investing in companies in natural resources industries. Please read it carefully before investing.

Important Notice Regarding Delivery of Shareholder Documents
To reduce expenses, we mail only one copy of a Fund’s prospectus and each annual and semiannual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call us at 1-800-766-3863; or if your shares are held through a financial institution, please contact it directly. We will begin sending you individual copies 30 days after receiving your request.

(The information on this page is not part of the Semiannual report.)

388 Market Street San Francisco CA 94111	www.RSinvestments.com	Call 800-766-FUND

EB-015096 (06/07)  SR731_V

Core Equity Funds
RS Core Equity Fund
RS Small Cap Core Equity Fund
RS S&P 500 Index Fund
RS Asset Allocation Fund

6.30.07

Class A, B, C, K and Y Shares

RS Funds		24-Hour Account Access
Phone:	1.800.766.FUND (3863)	Phone:	1.800.766.FUND (3863), option 3
Web:	www.RSinvestments.com	Web:	Enter My Account on RS Investments’
E-mail:	funds@rsinvestments.com		Web site

Performance Update Average Annual Returns as of 06/30/07

	Ticker Symbol	Inception Date	Gross Expenses	Year- to-Date	1 Year	3 Years	5 Years	10 Years	Since Inception

Core Equity Funds

RS Core Equity Fund, Class A	GPAFX	06/01/72
without sales charge			0.94%	14.20%	30.81%	13.30%	9.81%	4.76%	13.11%
with maximum sales charge				8.79%	24.58%	11.48%	8.74%	4.25%	12.95%

RS Core Equity Fund, Class B	GUPBX	05/01/96
without sales charge			1.99%	13.65%	29.59%	12.16%	8.72%	3.77%	6.41%
with sales charge				10.65%	26.59%	11.63%	8.57%	3.77%	6.41%

RS Core Equity Fund, Class C	RCOCX	08/07/00
without sales charge			2.02%	13.73%	29.62%	12.08%	8.56%	—	-3.36%
with sales charge				12.73%	28.62%	12.08%	8.56%	—	-3.36%

RS Core Equity Fund, Class K	RCEKX	05/15/01
without sales charge			1.28%	13.99%	30.20%	12.86%	9.42%	—	3.03%

RS Core Equity Fund, Class Y†	RCEYX	05/01/07
without sales charge			0.59%	—	—	—	—	—	5.51%

RS Small Cap Core	GPSCX	05/01/97
Equity Fund, Class A
without sales charge			1.26%	11.62%	22.69%	12.90%	13.03%	9.53%	10.85%
with maximum sales charge				6.33%	16.86%	11.09%	11.93%	9.00%	10.32%

RS Small Cap Core	GUCBX	05/06/97
Equity Fund, Class B
without sales charge			2.38%	11.14%	21.42%	11.76%	11.92%	8.52%	9.49%
with sales charge				8.14%	18.42%	11.25%	11.79%	8.52%	9.49%

RS Small Cap Core	RSCCX	08/07/00
Equity Fund, Class C
without sales charge			2.21%	11.22%	21.68%	11.86%	11.91%	—	4.37%
with sales charge				10.22%	20.68%	11.86%	11.91%	—	4.37%

RS Small Cap Core	RSCKX	05/15/01
Equity Fund, Class K
without sales charge			1.59%	11.41%	22.22%	12.53%	12.68%	—	9.49%

RS Small Cap Core	RSCYX	05/01/07
Equity Fund, Class Y†
without sales charge			0.97%	—	—	—	—	—	2.42%

†	RS Core Equity Fund Class Y shares and RS Small Cap Core Equity Fund Class Y shares “since inception” returns are not annualized and represent cumulative total returns. (Inception date: 05/01/07.)

Performance quoted represents past performance and does not guarantee future results. Performance shown for the Funds includes performance of their predecessor funds for periods prior to October 9, 2006. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. Please keep in mind that any high double-digit returns are highly unusual and cannot be sustained. The Funds’ total gross annual operating expense ratios as of the most current prospectus are included in the table above. Class A performance quoted “with maximum sales charge” reflects the current maximum sales charge of 4.75%. Please read the prospectus carefully for more information on sales charges as they do not apply in all cases and if applied are reduced for larger purchases. Certain share classes are subject to lower maximum sales charges whether paid at the time of purchase or deferred. The Class B and Class C share performance quoted “with sales charge” takes into account the applicable contingent deferred sales charge (up to 3% for Class B shares, up to 1% for class C shares). There are no sales charges for Class K and Class Y shares. Any sales charges are in addition to the Funds’ fees and expenses as detailed in the Funds’ most current prospectus. Fees and expenses are factored into the net asset value of your shares and any performance numbers we release. Total return figures reflect expense limitations in effect during the periods shown; without such limitations, the performance shown would have been lower. Performance results assume the reinvestment of dividends and capital gains. The return figures shown do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares. Current and month-end performance information, which may be lower or higher than that cited, is available by contacting RS Investments at 1-800-766-FUND and is periodically updated on our Web site: www.RSinvestments.com

Investing in small- and mid-size companies can involve risks such as having less publicly available information, higher volatility, and less liquidity than in the case of larger companies. Overweighting investments in certain sectors or industries increases the risk of loss due to general declines in the prices of stocks in those sectors or industries. Investments in high-technology and Internet-related sectors may be highly volatile. Funds that concentrate investments in a certain sector may be subject to greater risk than funds that invest more broadly, as companies in that sector may share common characteristics and may react similarly to market developments or other factors affecting their values. Investments in companies in natural resources industries may involve risks including changes in commodities prices, changes in demand for various natural resources, changes in energy prices, and international political and economic developments. Foreign securities are subject to political, regulatory, economic, and exchange-rate risks not present in domestic investments. The value of a debt security is affected by changes in interest rates and is subject to any credit risk of the issuer or guarantor of the security.

This report may be used only when preceded or accompanied by a prospectus. You should carefully consider the investment objectives, risks, charges, and expenses of the RS Funds before making an investment decision. The prospectus contains this and other information—please read it carefully before investing or sending money. Except as noted, numbers are unaudited. To obtain a copy, please call 800-766-FUND or visit www.RSinvestments.com

Distributed by: Guardian Investor Services LLC (GIS), 7 Hanover Square, New York, NY 10004. GIS is a member: FINRA, SIPC.

RS Funds		24-Hour Account Access
Phone:	1.800.766.FUND (3863)	Phone:	1.800.766.FUND (3863), option 3
Web:	www.RSinvestments.com	Web:	Enter My Account on RS Investments’
E-mail:	funds@rsinvestments.com		Web site

Performance Update Average Annual Returns as of 06/30/07

	Ticker Symbol	Inception Date	Gross Expenses	Year- to-Date	1 Year	3 Years	5 Years	10 Years	Since Inception

Core Equity Funds

RS S&P 500 Index Fund, Class A	GUSPX	08/07/00
without sales charge			0.70%	6.69%	19.89%	11.17%	10.14%	—	1.50%
with maximum sales charge				3.49%	16.29%	10.06%	9.48%	—	1.05%

RS S&P 500 Index Fund, Class B	RSPBX	08/07/00
without sales charge			1.71%	6.29%	19.08%	10.30%	9.26%	—	0.68%
with sales charge				3.29%	16.08%	9.75%	9.12%	—	0.68%

RS S&P 500 Index Fund, Class C	RSAPX	08/07/00
without sales charge			1.74%	6.30%	18.95%	10.31%	9.23%	—	0.66%
with sales charge				5.30%	17.95%	10.31%	9.23%	—	0.66%

RS S&P 500 Index Fund, Class K	RSPIX	05/15/01
without sales charge			1.14%	6.49%	19.51%	10.68%	9.62%	—	3.40%

RS Asset Allocation	GUAAX	02/16/93
Fund, Class A
without sales charge			1.86%	5.78%	16.64%	9.92%	9.45%	6.34%	8.94%
with maximum sales charge				0.72%	11.10%	8.15%	8.39%	5.82%	8.57%

RS Asset Allocation	GAABX	05/01/96
Fund, Class B
without sales charge			2.74%	5.36%	15.64%	8.97%	8.49%	5.42%	7.18%
with sales charge				2.36%	12.64%	8.41%	8.35%	5.42%	7.18%

RS Asset Allocation	RAACX	08/07/00
Fund, Class C
without sales charge			2.82%	5.38%	15.65%	8.88%	8.36%	—	1.53%
with sales charge				4.38%	14.65%	8.88%	8.36%	—	1.53%

RS Asset Allocation	RAAKX	05/15/01
Fund, Class K
without sales charge			2.16%	5.58%	16.21%	9.52%	9.06%	—	3.86%

Performance quoted represents past performance and does not guarantee future results. Performance shown for the Funds includes performance of their predecessor funds for periods prior to October 9, 2006. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. Please keep in mind that any high double-digit returns are highly unusual and cannot be sustained. The Funds’ total gross annual operating expense ratios as of the most current prospectus are included in the table above. Class A performance quoted “with maximum sales charge” reflects the current maximum sales charge of 4.75% for RS Asset Allocation Fund and 3.00% for RS S&P 500 Index Fund. Please read the prospectus carefully for more information on sales charges as they do not apply in all cases and if applied are reduced for larger purchases. Certain share classes are subject to lower maximum sales charges whether paid at the time of purchase or deferred. The Class B and Class C share performance quoted “with sales charge” takes into account the applicable contingent deferred sales charge (up to 3% for Class B shares, up to 1% for class C shares). There are no sales charges for Class K and Class Y shares. Any sales charges are in addition to the Funds’ fees and expenses as detailed in the Funds’ most current prospectus. Fees and expenses are factored into the net asset value of your shares and any performance numbers we release. Total return figures reflect expense limitations in effect during the periods shown; without such limitations, the performance shown would have been lower. Performance results assume the reinvestment of dividends and capital gains. The return figures shown do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares. Current and month-end performance information, which may be lower or higher than that cited, is available by contacting RS Investments at 1-800-766-FUND and is periodically updated on our Web site: www.RSinvestments.com

Investing in small- and mid-size companies can involve risks such as having less publicly available information, higher volatility, and less liquidity than in the case of larger companies. Overweighting investments in certain sectors or industries increases the risk of loss due to general declines in the prices of stocks in those sectors or industries. Investments in high-technology and Internet-related sectors may be highly volatile. Funds that concentrate investments in a certain sector may be subject to greater risk than funds that invest more broadly, as companies in that sector may share common characteristics and may react similarly to market developments or other factors affecting their values. Investments in companies in natural resources industries may involve risks including changes in commodities prices, changes in demand for various natural resources, changes in energy prices, and international political and economic developments. Foreign securities are subject to political, regulatory, economic, and exchange-rate risks not present in domestic investments. The value of a debt security is affected by changes in interest rates and is subject to any credit risk of the issuer or guarantor of the security. The values of mortgage-backed securities depend on the credit quality and adequacy of the underlying assets or collateral and may be highly volatile.

This report may be used only when preceded or accompanied by a prospectus. You should carefully consider the investment objectives, risks, charges, and expenses of the RS Funds before making an investment decision. The prospectus contains this and other information—please read it carefully before investing or sending money. Except as noted, numbers are unaudited. To obtain a copy, please call 800-766-FUND or visit www.RSinvestments.com

Distributed by: Guardian Investor Services LLC (GIS), 7 Hanover Square, New York, NY 10004. GIS is a member: FINRA, SIPC.

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RS Investment Trust (the “Trust”), a Massachusetts business trust, was organized on May 11, 1987. The Trust currently offers twenty-four series. Four series (each a “Fund”, collectively the “Funds”) covered in this report were formerly series (each, a “Predecessor Fund”) of The Park Avenue Portfolio (“the Portfolio”). Effective October 9, 2006, pursuant to an Agreement and Plan of Reorganization (“Agreement and Plan”) dated August 15, 2006, each Predecessor Fund was reorganized into its corresponding Fund in exchange for shares of the RS Fund and the assumption by the RS Fund of all of the identified liabilities of the respective series of the Portfolio. The Guardian Park Avenue Fund was reorganized into the RS Core Equity Fund, The Guardian Park Avenue Small Cap Fund was reorganized into the RS Small Cap Core Equity Fund, The Guardian Asset Allocation Fund was reorganized into the RS Asset Allocation Fund and The Guardian S&P 500 Index Fund was reorganized into the RS S&P 500 Index Fund. All of the Funds are diversified funds.

Except as otherwise specifically stated, all information and portfolio manager commentary, including portfolio security positions, is as of June 30, 2007. The views expressed in the portfolio manager letters are those of the Fund’s portfolio manager(s) and are subject to change without notice. They do not necessarily represent the views of RS Investments or Guardian Investor Services LLC. The letters contain some forward-looking statements providing current expectations or forecasts of future events; they do not necessarily relate to historical or current facts. There can be no guarantee that any forward-looking statement will be realized. We undertake no obligation to publicly update forward-looking statements, whether as a result of new information, future events, or otherwise. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary.

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Highlights

RS Funds Received Four-Star Overall Morningstar Rating™1
(including the effects of sales charges, loads, and redemption fees)

Based on risk-adjusted returns, RS Partners Fund and RS Emerging Markets Fund (Class A Shares) received an Overall Morningstar Rating™ of four stars from Morningstar, a proprietary research firm, as of June 30, 2007.

Morningstar Ratings As of 06/30/07

RS Fund	Overall Morningstar RatingTM

RS Partners Fund (Out of 500 small blend funds)	««««

RS Emerging Markets Fund (Out of 204 diversified emerging markets funds)	««««

Top Decile and Quartile RS Funds2
The following (Class A Shares) RS Funds were ranked in the top decile or quartile of their peer groups by Lipper for the five- and 10-year periods ended June 30, 2007. Rankings are based on total return.

Lipper Rankings As of 06/30/07

RS Fund	Top Decile	Top Quartile

Five-Year

The Information Age Fund®
Number 10 fund out of 237 funds in the science and technology funds category. It also ranked number 35 out of 283 funds for the one-year period, number 115 out of 257 funds for the three-year period, and number 8 fund out of 45 funds for the 10-year period.

✓

RS Partners Fund
Number 3 fund out of 442 funds in the small-cap core funds category. It also ranked number 313 out of 732 funds for the one-year period, number 33 out of 564 funds for the the three-year period, and number 9 fund out of 150 funds for the 10-year period.

✓

RS Value Fund
Number 7 fund out of 177 funds in the mid-cap value funds category. It also ranked number 69 out of 297 funds for the one-year period, number 15 out of 232 funds for the three- year period, and number 48 out of 53 for the 10-year period.

✓

RS Global Natural Resources Fund
Number 14 fund out of 75 funds in the natural resources funds category. It also ranked number 123 out of 132 funds for the one-year period, number 50 out of 94 funds for the three-year period, and number 27 out of 38 funds for the 10-year period.

✓

RS Growth Fund
Number 71 fund out of 338 funds in the multi-cap growth funds category. It also ranked number 168 out of 514 funds for the one-year period, number 116 out of 410 funds for the three-year period, and number 75 out of 132 funds for the 10-year period.

✓

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Lipper Rankings As of 06/30/07

RS Fund	Top Decile	Top Quartile

Five-Year (continued)

RS MidCap Opportunities Fund
Number 45 fund out of 383 funds in the mid-cap growth funds category. It also ranked number 284 out of 608 funds for the one-year period, number 214 out of 485 funds for the three-year period, and number 38 fund out of 159 funds for the 10-year period.

✓

RS Tax-Exempt Fund
Number 34 fund out of 207 funds in the general municipal funds category. It also ranked number 76 out of 236 funds for the one-year period, number 38 out of 221 funds for the three-year period, and number 16 out of 130 for the 10-year period.

✓

10-Year

RS Emerging Markets Fund
Number 15 fund out of 81 funds in the emerging markets funds category. It also ranked number 133 out of 239 funds for the one-year period, number 34 out of 189 for the three-year period, and number 51 out of 159 for the five-year period.

✓

RS Select Growth Fund
Number 34 fund out of 156 funds in the small-cap growth funds category. It also ranked number 195 out of 565 funds for the one-year period, number 436 out of 458 funds for the three-year period, and number 338 out of 380 funds for the 5-year period.

✓

The information contained herein was obtained from sources we believe to be reliable and we have attempted to insure accuracy. Investors relying on information contained herein are encouraged to verify this information directly with the rating agency or through independent sources.

1

© 2006 Morningstar, Inc. All rights reserved. The information contained herein: (1) is proprietary to Morningstar; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete, or timely. Neither Morningstar nor its content providers is responsible for any damages or losses arising from any use of this information. Past performance does not guarantee future results.

Please note, some of the Morningstar proprietary calculations, including the Morningstar Rating™, are not customarily calculated based on adjusted historical returns. The evaluation of this investment does not affect the retail mutual fund data published by Morningstar. For each retail mutual fund with at least three-year history, Morningstar calculates a Morningstar Rating™ based on Morningstar Risk-Adjusted Return measure that accounts for variation in a fund’s monthly performance (including the effects of sales charges, loads, and redemption fees), placing more emphasis on downward variations and rewarding consistent performance. The top 10% of funds in each category receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars and bottom 10% receive 1 star. (Each share class is counted as a fraction of one fund within this scale and rated separately, which may cause slight variations in the distribution percentages.) The Overall Morningstar Rating for a retail mutual fund is derived from a weighted average of the performance figures associated with its three-, five- and ten-year (if applicable) Morningstar Rating metrics. This investment’s independent Morningstar Rating metric is then compared against the retail mutual fund universe breakpoints to determine its hypothetical rating.

RS Partners Fund was rated against the following numbers of U.S.-domiciled Small Blend funds over the following time periods: 500 funds in the last three years, 393 funds in the last five years, and 148 funds in the last 10 years. With respect to these Small Blend funds, RS Partners Fund received a Morningstar Rating of 4 stars, 5 stars, and 4 stars for the three-, five-, and 10-year periods. RS Emerging Markets Fund was rated against the following numbers of U.S.-domiciled Diversified Emerging Markets funds over the following time periods: 204 funds in the last three years, 179 funds in the last five years, and 91 funds in the last 10 years. With respect to these Diversified Emerging Markets funds, RS Emerging Markets Fund received a Morningstar Rating of 3 stars, 3 stars, and 4 stars for the three-, five-, and 10-year periods.

Performance quoted represents past performance and does not guarantee future results.

2

© 2006 REUTERS. Lipper rankings are based on total return with dividends reinvested and do not take into account or reflect sales charges. Lipper, a wholly owned subsidiary of Reuters, is a leading global provider of mutual fund information and analysis to fund companies, financial intermediaries, and media organizations. Lipper clients manage more than 95% of U.S. fund assets. The firm, founded in 1973 and headquartered in New York, tracks 125,000 funds worldwide through its offices in major financial capitals in North America, Europe, and Asia. Read the following restrictions: Information on this page has been sourced from Lipper, a Reuters Company (“Lipper Content”). All such information is protected by copyright: © 2006 REUTERS. All rights reserved. Any copying, republication, or redistribution of Lipper Content is expressly prohibited without the prior written consent of Lipper. Lipper and its parent and affiliated companies will not be liable for any errors or delays in the content or for any actions taken in reliance thereon. LIPPER and the LIPPER Corporate Marks are proprietary trademarks of Lipper, a Reuters Company. For additional information on the other Lipper Services, please visit the Lipper Web site at http://www.lipperweb.com.

Market volatility can affect short-term performance. Favorable ratings do not necessarily indicate positive returns. Please visit www.RSinvestments.com for more information on the RS Funds.

www.RSinvestments.com	5

CEO’s Letter

Terry R. Otton
CEO, RS Investments

June 30, 2007

Dear Fellow Shareholders,

The first six months of the year provided a strong tail-wind for the RS fund family. In fact, each RS equity fund delivered positive returns, and a majority of them outperformed their average Morningstar category peer. The markets were up for the reporting period, and many of our funds were up even more.

Fast forward a few weeks into August and, as I write this letter, the market has taken a decidedly different tone. Subprime loan concerns have rippled through the markets causing investors everywhere to re-evaluate risk.

Our funds were not immune to the market weakness over this more recent period. Overall, our short-term results reflected those of the broader market.

In the face of the market turmoil, our portfolio managers remain steadfast in their focus on the impact this or other potential fallout may have on companies in which they invest. While these developments certainly make their jobs more challenging, the portfolio managers of each Fund believe that the Fund’s holdings continue to be consistent with its objective and strategy, and they will continue to monitor the Fund’s holdings carefully in light of further developments. Overall, our research continues to give us confidence in the fundamental business prospects of the companies in our funds.

We’ve been managing shareholders’ assets for over 21 years and have weathered many market cycles and environments. Our long-term results reflect an adherence to a sound investment process which has been honed by a team of dedicated and passionate investment professionals. As long-term fundamental investors, we believe our experience sets us apart and provides much-needed perspective, particularly in times like these.

In fact, our investment approach has generated meaningful results over the long term. On a relative basis, 73%, 67%, 58% and 69% of RS funds ranked

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in the top half of their peer groups for the 1-, 3-, 5-, and 10-year periods, respectively (according to Morningstar)*. The numbers for RS’ actively managed equity funds are even stronger.

Successful investing requires a sound strategy and, at times, the fortitude to stick with it through thick and thin. We believe that, with RS, you’ve hired the right team as your investment partner to help you reach your long-term goals.

Commitment to Excellence

The long-term performance of the RS funds reflects strength across all areas of our business. We have always believed that if we hire and retain the best people and provide a culture that encourages integrity, passion, and excellence, we would be able to endure the ups and downs of the markets and provide long-term investment excellence. Moreover, we continue to work at getting better at everything we do.

Most recently, we have focused on further strengthening our investment teams. In May, we promoted several long-time analysts to co-managers on the RS Emerging Growth and RS Select Growth Funds and adopted a team approach on the RS MidCap Opportunities, RS Growth, and RS Smaller Company Growth Funds. We also welcomed Christopher Clark to the Growth team as an analyst specializing in healthcare, adding not only depth, but additional breadth to our coverage. Overall, members of the RS Growth team have an average of nearly 14 years of experience in investment management.

We continued to invest in our Value team as well. Experienced analysts Martin Engel, Joseph Mainelli and Clinton Yara joined this year and now bring the team to eleven members strong, averaging nearly 14 years of experience. This team is led by five portfolio managers who have an average of 19 years of experience in the industry.

Similarly, the RS Core team has strengthened both in numbers and depth of talent with the addition of two members this year, Adam Weiner and Sudip Lahiri. This ten-person team averages over 11 years of experience, including an average 17 years at the portfolio-manager level.

RS Investments also offers extensive fixed-income research and investment capability through our sub-adviser, Guardian Investor Services LLC. The Fixed Income Team consists of 28 seasoned investment professionals, including portfolio managers, traders, credit analysts, and quantitative risk-management specialists. Together they bring a wealth of experience and insight to the fixed-income strategies offered by RS Investments.

These significant investments in experienced investment professionals are designed to sustain and build upon the unique advantages the RS investment process provides, and for which you hired us. As fundamental investors, we value experience and believe the strength and depth of our investment teams places RS Investments firmly in the top echelon of the industry.

We are well prepared to help you with your financial planning needs. Financial planning for future retirement, children’s education, etc. requires prudent asset allocation and risk management. As discussed above, our diverse suite of products spans the investment spectrum, providing essential elements of long-term, solution-driven financial strategies.

Product Innovation

In July, we introduced RS Equity Dividend Fund. This new offering seeks to capitalize on the strength of companies which we believe have the potential to grow the dividends they pay to shareholders. The portfolio will be managed by 19-year industry veteran Ray Anello and supported by the experienced RS Core team mentioned above.

This new product is intended to complement the large-cap RS Core Equity Fund and RS Small Cap Core Equity Fund. Investors planning for retirement and seeking current income and long-term growth may want to give RS Equity Dividend Fund a close look.

Our Commitment to Investors

We humbly accept the fiduciary trust you have placed in us and are committed to serving your investment

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CEO’s Letter (continued)

needs with the highest integrity and transparency in everything we do.

For the last 21 years, RS has remained focused on cultivating a culture of excellence and delivering results to our shareholders and clients through exceptional service and long-term performance. We believe our culture is a key factor in our ability to attract and retain experienced professionals who work so diligently and passionately on your behalf.

When you have a moment, please visit our Web site at www.RSinvestments.com. You’ll find useful information aimed at keeping you informed about your investments with us, including bios on our people, performance updates, details about the investments our portfolio managers and employees have in your funds, quarterly investment commentary, portfolio holdings and much more.

On behalf of all of us at RS Investments, we thank you for the trust and confidence you’ve placed in us.

Sincerely,

Terry Otton
Chief Executive Officer

*Not all funds have been in existence for every time period, and performance numbers for some funds include periods before RS Investments became the funds’ investment advisor. © 2007 Morningstar, Inc. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete, or timely. Neither Morningstar nor its content providers is responsible for any damages or losses arising from any use of this information. Past performance does not guarantee future results.

RS Funds (Class A)	Morningstar Category	1-Yr Total Return 06/30/06- 06/30/07 Rank/Count	3-Yr Total Return 06/30/04- 06/30/07 Rank/Count	5-Yr Total Return 06/30/02- 06/30/07 Rank/Count	10-Yr Total Return 06/30/97- 06/30/07 Rank/Count

RS Emerging Growth Fund	Small Growth	185-791	340-645	249-533	53-231

RS Growth Fund	Large Growth	309-1687	129-1426	50-1151	148-471

The Information Age Fund®	Specialty-Technology	33-310	113-283	8-260	7-51

RS Internet Age Fund®	Specialty-Technology	1-310	53-283	6-260	N/A

RS MidCap Opportunities Fund	Mid-Cap Growth	396-983	292-814	82-662	60-269

RS Select Growth Fund	Small Growth	203-791	515-645	394-533	37-231

RS Smaller Company Growth Fund	Small Growth	506-791	383-645	252-533	54-231

RS Value Fund	Mid-Cap Blend	74-473	15-385	8-317	94-132

RS Partners Fund	Small Blend	233-625	36-500	4-393	10-148

RS Investors Fund	Mid-Cap Blend	63-473	N/A	N/A	N/A

RS Global Natural Resources Fund	Specialty-Natural Resources	109-172	50-123	13-91	26-55

RS Core Equity Fund	Large Blend	21-2035	288-1598	633-1237	395-527

RS Small Cap Core Fund	Small Growth	78-791	192-645	157-533	77-231

RS Asset Allocation	Large Blend	1472-2035	1073-1598	710-1237	280-527

RS S&P 500 Index Fund	Large Blend	711-2035	788-1598	543-1237	N/A

RS Large Cap Value Fund	Large Value	613-1346	256-1099	N/A	N/A

RS Emerging Markets Fund	Diversified Emerging Markets	128-258	29-204	45-179	11-91

RS International Growth Fund	Foreign Large Growth	148-222	64-183	91-155	34-60

RS Tax-Exempt Fund	Muni National Long	72-272	32-257	30-244	15-181

RS High Yield Bond Fund	High Yield Bond	212-540	246-463	233-378	N/A

RS Investment Quality Bond Fund	Intermediate-Term Bond	394-1088	396-965	337-796	146-404

RS Low Duration Bond Fund	Short-Term Bond	167-434	174-364	N/A	N/A

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Portfolio Manager Biographies

Our People - A Commitment to Quality

At RS Investments, we believe our people and their processes are what set us apart and differentiate our family of funds. By building on a foundation of quality individuals, with exceptional educational backgrounds, extensive investment experience, and a wide variety of professional experience and knowledge, we have established a most remarkable organization.

RS Investments (RS) is the investment adviser for RS Funds. Guardian Investor Services LLC (GIS) serves as investment subadvisor for RS Asset Allocation Fund and RS S&P 500 Index Fund.

Manind V. Govil (RS)
has managed RS Core Equity Fund since 2005.* Mr. Govil joined RS Investments in October 2006 in connection with GIS’s acquisition of an interest in RS Investments. Prior to that, Mr. Govil served as the head of equity investments at Guardian Life since August 2005. From 2001 to August 2005, Mr. Govil served as the lead portfolio manager - large cap blend/core equity, co-head of equities and head of equity research at Mercantile Capital Advisers. Prior to 2001, he was lead portfolio manager - core equity, at Mercantile. Mr. Govil received a BCom degree from the University of Bombay, India and an M.B.A. from the University of Cincinnati and is a Chartered Financial Analyst.

Matthew P. Ziehl (RS)
has managed RS Small Cap Core Equity Fund since 2002.* Mr. Ziehl joined RS Investments in October 2006 in connection with GIS’s acquisition of an interest in RS Investments. From December 2001 to October 2006, Mr. Ziehl served as a managing director at Guardian Life. Prior to joining Guardian Life, Mr. Ziehl was a team leader with Salomon Brothers Asset Management, Inc. for small growth portfolios since January 2001, and a co-portfolio manager of Salomon Brothers Small Cap Growth Fund since August 1999. He holds a B.A. in political science from Yale University and an M.B.A. from New York University. Mr. Ziehl is also a Chartered Financial Analyst.

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Portfolio Manager Biographies (continued)

Jonathan C. Jankus (GIS)
has been a co-portfolio manager of RS Asset Allocation Fund and of RS S&P 500 Index Fund since 1999.* Mr. Jankus joined Guardian Life in 1995, and has been a managing director at Guardian Life since March 1998. He received a B.A. in mathematics from Queens College, an M.S. in investment management from Pace University, an M.S. in computer science from Polytechnic Institute of New York, and an M.A. in mathematics from Columbia University. Mr. Jankus is a Chartered Financial Analyst.

Stewart M. Johnson (GIS)
has been a co-portfolio manager of RS Asset Allocation Fund and of RS S&P 500 Index Fund since 2004.* Mr. Johnson has been a senior director at Guardian Life since January 2002. Mr. Johnson was second vice president of investment information systems at Guardian Life from December 2000 to January 2002. Mr. Johnson received a B.A. in mathematics from City College of New York.

* Includes service as a portfolio manager or co-portfolio manager, as applicable, of the Fund’s Predecessor Fund for periods prior to October 9, 2006, the commencement of operations of the Fund.

The Statement of Additional Information provides further information about the portfolio managers, including information regarding their compensation, other accounts they manage, and their ownership interests in the Funds. For information on how to receive a copy of the Statement of Additional Information, please see the back cover of the Prospectus or visit our Web site at www.RSinvestments.com.

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RS Core Equity Fund

Portfolio Manager
Manind V. Govil

Investment Style

Large-Cap	Mid-Cap	Small-Cap

Value	Blend	Growth

Fund Philosophy
Seeks long-term capital appreciation.

Investment Process
We seek investment opportunities across the entire market spectrum, from growth stocks to value stocks. In our view “growth,” “value,” and “core” represent a continuum of investing rather than opposing or incompatible strategies. We do not employ preset hurdles for earnings growth or limits on valuation metrics; rather we look for stocks that we believe are mispriced relative to a company’s underlying fundamental prospects, creating an opportunity where potential reward significantly outweighs risk.

Intensive fundamental research is the cornerstone of our investment process, which involves a willingness to question consensus. Key elements of our research process include judging the skill, track record, and integrity of a company’s management as well as analyzing the company’s market share and profitability trends vs. peer companies.

We use a bottom-up investment process to invest in what we believe are the best individual stock opportunities within key market sectors. We also apply a risk-controlled portfolio construction process. As fundamental investors we use rigorous quantitative tools to help us screen a vast large-cap universe and highlight potentially mispriced securities as well as to manage our portfolio. Then our team of sector managers analyzes the fundamentals and the valuations of these individual companies to assess their risk/reward profiles and decide whether to recommend particular stocks for the Fund.

Performance
We are pleased to report that during the second quarter RS Core Equity Fund (Class A Shares) returned 10.17% vs. 6.28% for the benchmark S&P 500® Index3. Our stock picks outperformed sector peers across most economic groups, most notably in technology and financials. Stock selection was slightly negative in the consumer discretionary and industrials sectors.

For the first half of 2007, the Fund returned 14.20% vs. 6.96% for the benchmark. Technology, financials, and health care were the strongest contributors to performance. Our utilities and industrials holdings lagged the rest of the portfolio yet have detracted only slightly from relative performance compared to the index.

Portfolio Review
Top-down sector allocations had a modestly positive net impact during the quarter and the half-year ended June 30, 2007 on relative performance vs. the benchmark; this factor was of minor importance compared with the bottom-up impact of individual stock selection, however. This is consistent with our investment philosophy and process, which are geared toward finding the best individual stock ideas across the investment landscape.

The top three contributors to performance—for both the second quarter and the first half of 2007—were transaction processor MasterCard (5.07% of assets as of 06/30/07), computer and personal electronics maker Apple (1.01%), and energy services contractor Transocean (1.75%).

MasterCard was our top performer in 2006 and continues to bear fruit in 2007 as it posts results that exceed Wall Street’s expectations. As we wrote in our 2006 year-end letter, we believe the stock market has significantly underestimated MasterCard’s earnings potential along with its management’s skill and determination to unlock value for shareholders, including themselves.

Apple’s stock continued its strong first quarter performance as investors became increasingly excited about the iPhone launch on June 29. As the launch date neared, we were unable to justify our 4.7% position

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RS Core Equity Fund (continued)

based on valuation derived from reasonable assumptions about iPhone sales. We sold most of the stock position in June, but are maintaining a modest position and would consider adding back at the right valuation.

Transocean is a leading provider of turnkey offshore oil-and gas-drilling and related services. The company has benefited from strong demand and limited supply for offshore rigs. Transocean had been one of the Fund’s largest holdings for some time, but we trimmed the position in June as the stock approached our price target; we redeployed funds to other stock ideas where we see more near-term upside.

There were no major detractors from the second quarter performance, and the only stock that has meaningfully crimped Fund returns during 2007 is American Airlines’ parent, AMR (1.21%). AMR and the airline industry overall have suffered from higher fuel expenses. Though AMR stock is down year to date in an “up” stock market, we believe its operational turnaround remains on course. We added to the position on second quarter weakness as we still believe the stock has significant upside potential when external cost pressures do subside and the market recognizes and rewards AMR for better operating performance.

Changes to the Fund
Portfolio turnover was modest during the second quarter, but we did make a handful of changes. In addition to trimming Apple and Transocean, the most significant shifts were adding Home Depot (2.57%)and selling Lowe’s (0.00%) and Macy’s (0.00%).

We bought Home Depot as a replacement for home improvement competitor Lowe’s, as we believe that Home Depot offers more upside potential and specific likely catalysts to drive that upside. We invested in Home Depot during the second quarter expecting the company to take action to divest the supply business, along with other shareholder-friendly actions such as a major share buyback. In late June the company announced specifics on both topics, including a better-than-expected $10.3 billion price for selling the supply business to private equity buyers. Home Depot also announced a $22 billion share buyback, amounting to about 30% of the company’s outstanding shares. We believe that Home Depot will now focus on improving sales at its core retail stores.

We became concerned early in the second quarter that sales were weakening in the core Macy’s stores. Macy’s was also progressing more slowly than we expected at integrating the recently acquired May Department Stores. This deterioration caused us to view Macy’s stock as fully valued. We redeployed the funds to more attractive opportunities.

Outlook
As a core offering, the RS Core Equity Fund seeks to deliver solid long-term results across the range of market environments. We believe that over long periods of time, a consistent focus on fundamental research and disciplined stock selection are key to building solid investment results.

Valuation dispersion among companies with stronger and weaker fundamental prospects has narrowed further since our previous report. We continue to find attractively valued investment opportunities among traditional growth companies across market sectors, as valuations of “growth” and “value” stocks have tended to converge in recent quarters. The portfolio favors companies that we expect to grow market share while maintaining profit margins.

We wish to emphasize that we hold ourselves to the highest standards of professionalism and integrity for the benefit of our shareholders, with whom we invest alongside. Thank you for your investment in RS Core Equity Fund and for your ongoing support. We promise to do our very best, and we appreciate your confidence in us.

Manind V. Govil
Portfolio Manager

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As with all mutual funds, the value of an investment in the Fund could decline, so you could lose money. The Fund invests primarily in equity securities and therefore exposes you to the general risks of investing in stock markets.

Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary.

Except as otherwise specifically stated, all information and portfolio manager commentary, including portfolio security positions, is as of June 30, 2007.

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RS Core Equity Fund (continued)

Assets Under Management: $908,480,362	Data as of June 30, 2007

Sector Allocation[1]

Top Ten Holdings[2]

Company	Percentage of Total Net Assets

MasterCard, Inc.	5.07%

Halliburton Co.	4.50%

AT&T, Inc.	3.51%

Enterprise Products Partners L.P.	3.04%

The AES Corp.	2.98%

Wyeth	2.95%

The Boeing Co.	2.95%

Aon Corp.	2.84%

The Goldman Sachs Group, Inc.	2.72%

Abbott Laboratories	2.63%

Total	33.19%

1

The sector allocation represents the Global Industry Classification Standard (GICS), which was developed by Morgan Stanley Capital International (MSCI) and Standard & Poor’s (S&P). The Fund’s holdings are allocated to each sector based on their GICS classification. Cash includes short-term investments and net other assets and liabilities.

2	Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities.
3

The S&P 500® Index is an unmanaged market-capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Index results assume the reinvestment of dividends paid on the stocks constituting the index. You may not invest in the index, and, unlike the Fund, the index does not incur fees and expenses.

14	Call 1.800.766.FUND

Performance Update Average Annual Total Returns as of 06/30/07

	Inception Date	Year-to-Date	1 Year	3 Years	5 Years	10 Years	Since Inception

Class A Shares	06/01/72
without sales charge		14.20%	30.81%	13.30%	9.81%	4.76%	13.11%
with maximum sales charge		8.79%	24.58%	11.48%	8.74%	4.25%	12.95%

Class B Shares	05/01/96
without sales charge		13.65%	29.59%	12.16%	8.72%	3.77%	6.41%
with sales charge		10.65%	26.59%	11.63%	8.57%	3.77%	6.41%

Class C Shares	08/07/00
without sales charge		13.73%	29.62%	12.08%	8.56%	—	-3.36%
with sales charge		12.73%	28.62%	12.08%	8.56%	—	-3.36%

Class K Shares	05/15/01
without sales charge		13.99%	30.20%	12.86%	9.42%	—	3.03%

Class Y Shares†	05/01/07
without sales charge		—	—	—	—	—	5.51%

S&P 500® Index[3]		6.96%	20.59%	11.67%	10.71%	7.13%	11.28%
						Since Class A share inception††

†	RS Core Equity Fund Class Y shares “since inception” return is not annualized and represents cumulative total return. (Inception date: 05/01/07.)
††	Since inception performance of the index is measured from 5/31/72, the month end prior to the Fund’s commencement of operations.

Results of a Hypothetical $10,000 Investment If invested on 06/30/97
The chart above shows the performance of a hypothetical $10,000 investment made 10 years ago in Class A and B shares of RS Core Equity Fund and in the S&P 500® Index. The starting point of $9,525 for Class A shares reflects the current maximum sales charge of 4.75% that an investor may have to pay when purchasing Class A shares of the Fund. The initial investment amount in the S&P 500 Index is $10,000. Hypothetical $10,000 investments made upon the commencement of offering Class C shares (08/07/00),Class K shares (05/15/01), and Class Y shares (05/01/07) would have the following values as of June 30, 2007: $7,901 (Class C), $12,006 (Class K), and $10,551 (Class Y). While Class C shares and Class K shares have a higher starting value than Class A shares because they do not impose a sales charge on purchase, they have higher annual expenses and therefore day to day performance is lower than that of Class A shares.

Performance quoted represents past performance and does not guarantee future results. The Fund is the successor to The Guardian Park Avenue Fund; performance shown includes performance of the predecessor fund for periods prior to October 9, 2006. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. Please keep in mind that any high double-digit returns are highly unusual and cannot be sustained. The Fund’s total gross annual operating expense ratio as of the most current prospectus is as follows: Class A 0.94%, Class B 1.99%, Class C 2.02%, Class K 1.28%, and Class Y 0.59%. Class A performance quoted “with maximum sales charge” reflects the current maximum sales charge of 4.75%. Please read the prospectus carefully for more information on sales charges as they do not apply in all cases and if applied are reduced for larger purchases. Certain share classes are subject to lower maximum sales charges whether paid at the time of purchase or deferred. The Class B and Class C share performance quoted “with sales charge” takes into account the applicable contingent deferred sales charge (up to 3% for Class B shares, up to 1% for class C shares). There are no sales charges for Class K and Class Y shares. Any sales charges are in addition to the Fund’s fees and expenses as detailed in the Fund’s most current prospectus. Fees and expenses are factored into the net asset value of your shares and any performance numbers we release. Total return figures reflect an expense limitation in effect during the periods shown; without such limitation, the performance shown would have been lower. Performance results assume the reinvestment of dividends and capital gains. The return figures shown do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares. Current and month-end performance information, which may be lower or higher than that cited, is available by contacting RS Investments at 1-800-766-FUND and is frequently updated on our Web site: www.RSinvestments.com

www.RSinvestments.com	15

RS Small Cap Core Equity Fund

Portfolio Manager

Mathew P. Ziehl

Investment Style

Large-Cap	Mid-Cap	Small-Cap

Value	Blend	Growth

Fund Philosophy

Seeks long-term capital appreciation.

Investment Process
We seek investment opportunities across the entire U.S. small-cap market spectrum, from growth stocks to value stocks. In our view “growth,” “value,” and “core” represent a continuum of investing rather than opposing or incompatible strategies. We do not employ preset hurdles for earnings growth or limits on valuation metrics; rather we look for stocks that are mispriced relative to a company’s underlying fundamental prospects, creating an opportunity where potential reward significantly outweighs risk.

We use a bottom-up investment process to invest in what we believe to be the best individual small-cap stock opportunities within all the key market sectors. As fundamental investors we also use rigorous quantitative tools to help us screen a vast small-cap universe and highlight stocks that appear to be attractive on both earnings and valuation metrics. Then our team of sector managers analyzes the fundamentals and the valuations of these individual companies to assess their risk/reward profiles and decide whether to recommend particular stocks for the Fund. Key elements of our research process include judging the skill, track record, and integrity of a company’s management as well as analyzing the company’s market share and profitability trends vs. peer companies.

Performance
RS Small Cap Core Equity Fund (Class A Shares) returned 4.77% during the second quarter of 2007, slightly outpacing the Russell 2000® Index3 which returned 4.42%. Our stock selection outperformed the index in financial services, technology, and industrials. These results overcame weaker stock selection in health care and consumer discretionary stocks.

The second quarter builds on a strong year-to-date performance advantage. Through the first half of 2007, the Fund returned 11.62% vs. 6.45% for the Russell 2000® Index3. Stock selection in technology and financials drove most of the strong relative performance, while health care was the only sector with significantly negative results. Sector weightings had modest net impact on relative performance vs. the index.

Portfolio Review
Our stock selection in financial services was very strong in the second quarter. During the quarter, we were approximately market weighted at 21% of the portfolio in financial related stocks. International Securities Exchange (0.00% of assets as of 06/30/07) is a leading options-trading exchange, which gained a roughly 30% market share since its inception in 1999 due, we believe, to a superior technological architecture that has driven down trading costs for participants. Early in the second quarter, International Securities announced that it was selling out to Deutsche Börse Group (0.00%) at a substantial premium. We sold our shares at that time, as the stock traded up to the takeout price and we did not anticipate a competing offer. Other winners included Affiliated Managers Group (0.00%), Investment Technology Group (2.25%), and East West Bancorp (1.06%).

Technology constituted approximately 19.6% of the portfolio, an overweight to the index. Again, strong stock selection led to relative gains over the index. Blue Coat Systems (1.97%), a strong contributor in 2007, provides a suite of hardware and software products that allow network managers to improve performance and manage security of applications and internet-related communications over their networks. In particular, we think Blue Coat is very well positioned in the rapidly growing wide area network (WAN) accelerator space; WAN accelerators improve the speed and performance of network-based applications. Blue Coat’s latest quarterly results showed excellent growth in this area, and we

16	Call 1.800.766.FUND

believe that we are still in the early stages of rapid market growth in this segment. Blackboard (2.08%), a provider of enterprise software to the education markets, also contributed strong returns in the quarter.

Trident Microsystems (2.77%), which produces image-processing chips for digital televisions, predominantly large liquid-crystal display (LCD-based) televisions, hurt returns in the quarter. Trident has gained numerous design wins at key television makers including Sony and Sharp.

We believe that the company is set for dramatic earnings growth in late 2007 and 2008, and it is therefore one of our largest holdings. Trident’s stock underperformed other chipmakers and the broader technology space in the second quarter on concerns that intense price competition at retail for flat-panel televisions would force component makers such as Trident to cut their prices. We believe these concerns to be overblown, as Trident has unique technology that allows cost savings by combining multiple functions on one chip; we believe this is a key reason for its recent design wins in the first place.

Rackable Systems (0.00%), a provider of network servers and storage systems, declined sharply when the company reported disappointing quarterly results. We have sold the position as we sense that Rackable System’s competitive advantage will be challenged by Dell’s aggressive move into this market segment.

Industrials have been a strong contributor to benchmark returns in the past several years. Our weighting constituted just under 10% of portfolio assets during the quarter, and good stock selection more than compensated for our underweighting relative to the benchmark. B/E Aerospace (2.10%) is the leading manufacturer of aircraft seating and other interior systems for large commercial jets. The stock has benefited from increased visibility on demand for wide body aircraft, particularly the Airbus A380 and Boeing 787. Also driving revenues are the increased complexity and cost of business-class and first-class seats on large aircraft, both for new airplanes and for periodic retrofits of existing aircraft. As the stock rose during the second quarter, we trimmed our holding slightly to manage risk but maintain a significant position as we see an excellent business climate for several years forward.

Adam Weiner, who joined the RS Core Equity Team as of January 1, 2007 as our sector manager for industrial companies has helped us achieve strong performance from this group. We recently added several new industrial positions, bringing that sector closer to benchmark-neutral from the significant underweight we have maintained for several quarters. Newer additions to the portfolio sourced by Adam include Regal-Beloit Corp (1.47%) and EnPro Industries (1.55%).

Regal-Beloit is one of the leading U.S. manufacturers of electric motors and generators. We bought the stock at depressed levels as investors were overly focused, we believe, on the company’s relatively modest exposure to a weakening residential housing market. We like Regal-Beloit’s leading market positions and management’s long-term track record of delivering value for its shareholders through targeted acquisitions and dividend growth.

EnPro Industries has the number one or two market positions with well-established brand names in a variety of niche industrial end markets for its highly engineered industrial products, including sealing products, bearings, air compressor systems, vacuum pumps, and diesel engines. We believe that investors tend to overlook the many positive attributes of this company due to litigation related to asbestos used in a small number of products many years ago. We believe this is a manageable issue for the company today and likely to diminish even more over the next five to 10 years.

The broad health care sector proved to be our biggest challenge during the quarter. We held approximately 13.7% of the portfolio in health care, and our stock selection returns trailed the index returns. Our biggest hurdle was Psychiatric Solutions (2.59%), the largest provider of behavioral health facilities, with a roughly 50/50 mix of acute care psychiatric hospitals and residential treatment centers. The company has grown rapidly through acquisition, and we think it has demonstrated excellent operating results in terms of driving sales and profit margins in acquired facilities over subsequent years. The stock weakened during the second quarter, due, we believe, to several short-term reasons, chiefly an underwhelming same-facility revenue growth rate vs. the year-ago quarter. Strong revenue growth in the corresponding 2006 period created a tough hurdle for earnings comparison, and remodeling at a number of

www.RSinvestments.com	17

RS Small Cap Core Equity Fund (continued)

facilities caused some transient dislocation of patients, which had a brief impact on revenues. Separately, the stock was pressured by disappointing results at Horizon Health Corp. (0.00%), a public competitor that Psychiatric Solutions was in the process of acquiring at the time. We believe that these issues are being resolved, and do not impact our long-term thesis regarding the stock, so we maintain our position despite the weakness during the quarter.

Another detractor during the quarter was Mentor Corp. (0.00%), a leading manufacturer of silicone breast implants, and a position we wrote about in our fourth quarter 2006 letter. Our thesis was that after 15 years of restrictions in the United States concerning the use of silicone implants, we believed that they would rapidly regain acceptance among patients and physicians for cosmetic use. Unfortunately, Mentor has lost some market share opportunity to its largest competitor, Allergan (0.00%). We believe this is due in large part to a difference in company requirements for physicians. Mentor required that all patients be enrolled in a follow-up safety study, while Allergan made participation voluntary.

While our general thesis appears to be playing out, with silicone gaining momentum in the United States, we believed that Mentor’s more conservative protocol would be well accepted by both doctors and patients, and that the latter would wish to participate in the study but in reality this was not the case. While the federal Food and Drug Administration allowed both approaches, the protocol created more paperwork for busy doctors, many of whom, we believe, gravitated to Allergan’s product out of convenience.

Outlook
As we begin the third quarter of 2007, we remain close to benchmark-neutral in most sectors, consistent with our bottom-up investment process that emphasizes the merits of individual stocks rather than trying to predictsector-level or macroeconomic shifts. We added several consumer staples holdings, making that sector a 2.6% overweighting above the Russell 2000 Index. Conversely, we trimmed consumer discretionary to a 3.7% underweighting as we sold a number of retail and restaurant stocks.

Also, in keeping with our mission to provide a broadly diversified core small-cap fund, we own stocks across the style spectrum from value to growth. That said, the Fund does have a moderate tilt toward growth stocks, as it has for well over a year. In addition to finding ample opportunities in higher-growth sectors such as technology and health care, we are gravitating toward companies with stronger growth prospects in traditionally value-oriented sectors such as industrials and financials. Because the small-cap market has so powerfully favored value stocks since 2000, we find that many higher-growth companies do not command a degree of valuation premium to slower-growth companies commensurate with the difference in expected growth rates. That is why, paradoxically, small-cap growth stocks as a group appear to be a better “value” than small-cap value stocks. Of course this is a broad generalization, and our success or failure remains tied to how well we assess the fundamental sales and earnings prospects, and the stock price upside and downside, of individual companies.

Thank you for your investment in RS Small Cap Core Equity Fund and for your ongoing support.

Matthew P. Ziehl
Portfolio Manager

Small cap investing entails special risks. Small-cap stocks have tended to be more volatile and to drop more in down markets than large-cap stocks. This may happen because small companies may be limited in terms of product lines, financial resources and management.

Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary.

Except as otherwise specifically stated, all information and portfolio manager commentary, including portfolio security positions, is as of June 30, 2007.

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Assets Under Management: $193,702,926	Data as of June 30, 2007

Sector Allocation[1]

Top Ten Holdings[2]

Company	Percentage of Total Net Assets

Digital Realty Trust, Inc.	2.81%

Trident Microsystems, Inc.	2.77%

Psychiatric Solutions, Inc.	2.59%

Investment Technology Group, Inc.	2.25%

NeuStar, Inc.	2.13%

BE Aerospace, Inc.	2.10%

Blackboard, Inc.	2.08%

TETRA Technologies, Inc.	2.06%

Century Aluminum Co.	2.05%

Targa Resources Partners, LP	2.01%

Total	22.85%

1

The sector allocation represents the Global Industry Classification Standard (GICS), which was developed by Morgan Stanley Capital International (MSCI) and Standard & Poor’s (S&P). The Fund’s holdings are allocated to each sector based on their GICS classification. Cash includes short-term investments and net other assets and liabilities.

2	Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities.
3

The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index, which consists of the 3,000 largest U.S. companies based on total market capitalization. Index results assume the reinvestment of dividends paid on the stocks constituting the index. Unlike the Fund, the index does not incur fees or expenses.

www.RSinvestments.com	19

RS Small Cap Core Equity Fund (continued)

Performance Update Average Annual Total Returns as of 06/30/07

	Inception Date	Year-to-Date	1 Year	3 Years	5 Years	10 Years	Since Inception

Class A Shares	05/01/97
without sales charge		11.62%	22.69%	12.90%	13.03%	9.53%	10.85%
with maximum sales charge		6.33%	16.86%	11.09%	11.93%	9.00%	10.32%

Class B Shares	05/06/97
without sales charge		11.14%	21.42%	11.76%	11.92%	8.52%	9.49%
with sales charge		8.14%	18.42%	11.25%	11.79%	8.52%	9.49%

Class C Shares	08/07/00
without sales charge		11.22%	21.68%	11.86%	11.91%	—	4.37%
with sales charge		10.22%	20.68%	11.86%	11.91%	—	4.37%

Class K Shares	05/15/01
without sales charge		11.41%	22.22%	12.53%	12.68%	—	9.49%

Class Y Shares†	05/01/07
without sales charge		—	—	—	—	—	2.42%

Russell 2000® Index[3]		6.45%	16.43%	13.45%	13.88%	9.06%	10.41%
						Since Class A share inception

S&P 500® Index[4]		6.96%	20.59%	11.67%	10.71%	7.13%	8.13%
						Since Class A share inception

†	RS Small Cap Core Equity Fund Class Y shares “since inception” return is not annualized and represents cumulative total return. (Inception date: 05/01/07.)

Performance quoted represents past performance and does not guarantee future results. The Fund is the successor to The Guardian Park Avenue Small Cap Fund; performance shown includes performance of the predecessor fund for periods prior to October 9, 2006. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. Please keep in mind that any high double-digit returns are highly unusual and cannot be sustained. The Fund’s total gross annual operating expense ratio as of the most current prospectus is as follows: Class A 1.26%, Class B 2.38%, Class C 2.21%, Class K 1.59%, and Class Y 0.97%. Class A performance quoted “with maximum sales charge” reflects the current maximum sales charge of 4.75%. Please read the prospectus carefully for more information on sales charges as they do not apply in all cases and if applied are reduced for larger purchases. Certain share classes are subject to lower maximum sales charges whether paid at the time of purchase or deferred. The Class B and Class C share performance quoted “with sales charge” takes into account the applicable contingent deferred sales charge (up to 3% for Class B shares, up to 1% for class C shares). There are no sales charges for Class K and Class Y shares. Any sales charges are in addition to the Fund’s fees and expenses as detailed in the Fund’s most current prospectus. Fees and expenses are factored into the net asset value of your shares and any performance numbers we release. Total return figures reflect an expense limitation in effect during the periods shown; without such limitation, the performance shown would have been lower. Performance results assume the reinvestment of dividends and capital gains. The return figures shown do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares. Current and month-end performance information, which may be lower or higher than that cited, is available by contacting RS Investments at 1-800-766-FUND and is frequently updated on our Web site: www.RSinvestments.com

4

The S&P 500® Index is an unmanaged market-capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Index results assume the reinvestment of dividends paid on the stocks constituting the index. You may not invest in the index, and, unlike the Fund, the index does not incur fees and expenses.

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Results of a Hypothetical $10,000 Investment If invested on 06/30/97

The chart above shows the performance of a hypothetical $10,000 investment made in Class A and Class B shares of RS Small Cap Core Equity Fund and in the Russell 2000® Index. The starting point of $9,525 for Class A shares reflects the current maximum sales charge of 4.75% that an investor may have to pay when purchasing Class A shares of the Fund. The initial investment amount in the Russell 2000 Index and the Class B shares is $10,000. Hypothetical $10,000 investments made upon the commencement of offering Class C shares (08/07/00),Class K shares (05/15/01), and Class Y shares (05/01/07) would have the following values as of June 30, 2007: $13,432 (Class C), $17,433 (Class K), and $10,242 (Class Y). While Class C shares and Class K shares have a higher starting value than Class A shares because they do not impose a sales charge on purchase, they have higher annual expenses and therefore day to day performance is lower than that of Class A shares.

Performance quoted represents past performance and does not guarantee future results. The Fund is the successor to The Guardian Park Avenue Small Cap Fund; performance shown includes performance of the predecessor fund for periods prior to October 9, 2006. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. Please keep in mind that any high double-digit returns are highly unusual and cannot be sustained. The Fund’s total gross annual operating expense ratio as of the most current prospectus is as follows: Class A 1.26%, Class B 2.38%, Class C 2.21%, Class K 1.59%, and Class Y 0.97%. Class A performance quoted “with maximum sales charge” reflects the current maximum sales charge of 4.75%. Please read the prospectus carefully for more information on sales charges as they do not apply in all cases and if applied are reduced for larger purchases. Certain share classes are subject to lower maximum sales charges whether paid at the time of purchase or deferred. The Class B and Class C share performance quoted “with sales charge” takes into account the applicable contingent deferred sales charge (up to 3% for Class B shares, up to 1% for class C shares). There are no sales charges for Class K and Class Y shares. Any sales charges are in addition to the Fund’s fees and expenses as detailed in the Fund’s most current prospectus. Fees and expenses are factored into the net asset value of your shares and any performance numbers we release. Total return figures reflect an expense limitation in effect during the periods shown; without such limitation, the performance shown would have been lower. Performance results assume the reinvestment of dividends and capital gains. The return figures shown do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares. Current and month-end performance information, which may be lower or higher than that cited, is available by contacting RS Investments at 1-800-766-FUND and is frequently updated on our Web site: www.RSinvestments.com

www.RSinvestments.com	21

RS S&P 500 Index Fund

Co-Portfolio Managers
Jonathan C. Jankus
Stewart M. Johnson

Investment Style

Large-Cap	Mid-Cap	Small-Cap
Value	Blend	Growth

Fund Philosophy
To track the investment performance of the Standard & Poor’s 500 Composite Stock Price Index (“S&P 500®”), which emphasizes securities issued by large U.S. companies.

Investment Process
The Fund normally invests at least 95% of the Fund’s net assets (plus the amount, if any, of borrowings by the Fund for investment purposes) in the stocks of companies included in the S&P 500® Index. The S&P 500 Index is an unmanaged index of 500 common stocks selected by Standard & Poor’s as representative of a broad range of industries within the U.S. economy, including foreign securities. It is comprised primarily of stocks issued by large capitalization companies. The Index is often considered to be the performance benchmark for U.S. stock market performance in general. While the Fund seeks to replicate the performance of the Index, there is no assurance that the Fund will track the performance of the Index exactly.

Performance
For the quarter ended June 30, 2007, the RS S&P 500® Index Fund (Class A Shares) returned 6.14%. The Fund’s objective is to track the returns of the S&P 500® Index3, a theoretical portfolio of 500 blue-chip stocks, which returned 6.28% over the same period. The Fund outperformed the 6.13% average return achieved by the 185 funds in the Lipper universe with an S&P 500® Index objective. The performance of the S&P 500® Index is theoretical in the sense that it is computed as though each security in the Index were purchased and subsequently rebalanced without any trading costs or fund expenses. Year-to-date through June 30, 2007, the Fund’s return was 6.69% compared with 6.96% for the S&P 500® Index.

Portfolio Review
For the first quarter, stock market returns were positive, albeit barely so, with the S&P 500 Index earning a total return of 0.64% during that period. This fact masks considerable volatility, with the S&P 500® Index up 3.2% for the year at one point (February 20) and down by 2.8% for the year at another (March 5).

Stock market returns were positive during the second quarter, with the S&P 500® Index earning a total return of 6.28% during the period ended June 30 in spite of a 1.66% decline in June.

The Federal Reserve Board (the “Fed”) held monetary conditions steady, keeping the federal funds rate at 5.25%, ever mindful of the continuing threat of inflation in spite of an economy slowed by residential construction. Although growth expectations for the U.S. economy have declined modestly, those of other developed economies (especially in Europe) have increased, creating a consensus of gross domestic product growth estimates from 2.0% to 2.5% for 2007.

Domestically, continuing weakness in the subprime mortgage loan market has created concern that a tightening of credit requirements may exacerbate an already weakened housing market. News of some large hedge fund losses has not helped matters.

Outlook
We will continue to manage the Fund to be substantially fully invested in stocks, attempt to match the S&P 500® Index and keep trading costs to a minimum.

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We believe that most signs indicate modest ongoing economic growth, which we hope will continue to sustain corporate profits. A risk on the horizon is the extent to which interest rates will rise in the near term due to concerns about inflation and credit quality. Crude oil prices are back above $70 per barrel, some $20 higher than they were in mid-January. We think rate reductions by the Fed seem unlikely this year given the recent strength of the job market and the worrisome inflation reports; and rate increases seem unlikely in the face of a weak housing market.

On balance, we remain optimistic, but cautiously so.

We thank you for your continued support.

Jonathan C. Jankus	Stewart M. Johnson
Co-Portfolio Manager	Co-Portfolio Manager

As with all mutual funds, the value of an investment in the Fund could decline, so you could lose money. The Fund invests primarily in equity securities and therefore exposes you to the general risks of investing in stock markets.

Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary.

Except as otherwise specifically stated, all information and portfolio manager commentary, including portfolio security positions, is as of June 30, 2007.

www.RSinvestments.com	23

RS S&P 500 Index Fund (continued)

Assets Under Management: $183,824,818	Data as of June 30, 2007

Sector Allocation vs. U.S. Index[1]

Top Ten Holdings[2]

Company	Percentage of Total Net Assets

Exxon Mobil Corp.	3.51%

General Electric Co.	2.91%

AT&T, Inc.	1.90%

Microsoft Corp.	1.85%

Citigroup, Inc.	1.84%

Bank of America Corp.	1.61%

Procter & Gamble Co.	1.40%

Pfizer, Inc.	1.33%

American International Group, Inc.	1.33%

Chevron Corp.	1.32%

Total	19.00%

1

The sector allocation represents the Global Industry Classification Standard (GICS), which was developed by Morgan Stanley Capital International (MSCI) and Standard & Poor’s (S&P). The Fund’s holdings are allocated to each sector based on their GICS classification. Cash includes short-term investments and net other assets and liabilities.

2	Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities.
3

The S&P 500® Index is an unmanaged market-capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Index results assume the reinvestment of dividends paid on the stocks constituting the index. You may not invest in the index, and, unlike the Fund, the index does not incur fees and expenses.

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Performance Update Average Annual Total Returns as of 06/30/07

	Inception Date	Year-to-Date	1 Year	3 Years	5 Years	Since Inception

Class A Shares	08/07/00
without sales charge		6.69%	19.89%	11.17%	10.14%	1.50%
with maximum sales charge		3.49%	16.29%	10.06%	9.48%	1.05%

Class B Shares	08/07/00
without sales charge		6.29%	19.08%	10.30%	9.26%	0.68%
with sales charge		3.29%	16.08%	9.75%	9.12%	0.68%

Class C Shares	08/07/00
without sales charge		6.30%	18.95%	10.31%	9.23%	0.66%
with sales charge		5.30%	17.95%	10.31%	9.23%	0.66%

Class K Shares	05/15/01
without sales charge		6.49%	19.51%	10.68%	9.62%	3.40%

S&P 500® Index[3]		6.96%	20.59%	11.67%	10.71%	1.93%
					Since Class A share inception

Results of a Hypothetical $10,000 Investment If invested on 08/07/00

The chart above shows the performance of a hypothetical $10,000 investment made in Class A, Class B, and Class C shares of RS S&P 500 Index Fund. The starting point of $9,700 for Class A shares reflects the current maximum sales charge of 3.00% that an investor may pay when purchasing Class A shares of the Fund. The initial investment amount in the S&P 500® Index, Class B shares and Class C shares is $10,000. A hypothetical $10,000 investment made upon the commencement of offering Class K shares (05/15/01) would have the following value as of June 30, 2007: $12,274. While Class K shares have a higher starting value than Class A shares because they do not impose a sales charge on purchase, they have higher annual expenses and therefore day to day performance is lower than that of Class A shares.

Performance quoted represents past performance and does not guarantee future results. The Fund is the successor to The Guardian S&P 500 Index Fund; performance shown includes performance of the predecessor fund for periods prior to October 9, 2006. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. Please keep in mind that any high double-digit returns are highly unusual and cannot be sustained. The Fund’s total gross annual operating expense ratio as of the most current prospectus is as follows: Class A 0.70%, Class B 1.71%, Class C 1.74%, and Class K 1.14%. Class A performance quoted “with maximum sales charge” reflects the current maximum sales charge of 3.00%. Please read the prospectus carefully for more information on sales charges as they do not apply in all cases and if applied are reduced for larger purchases. Certain share classes are subject to lower maximum sales charges whether paid at the time of purchase or deferred. The Class B and Class C share performance quoted “with sales charge” takes into account the applicable contingent deferred sales charge (up to 3% for Class B shares, up to 1% for class C shares). There is no sales charge for Class K shares. Any sales charges are in addition to the Fund’s fees and expenses as detailed in the Fund’s most current prospectus. Fees and expenses are factored into the net asset value of your shares and any performance numbers we release. Total return figures reflect an expense limitation in effect during the periods shown; without such limitation, the performance shown would have been lower. Performance results assume the reinvestment of dividends and capital gains. The return figures shown do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares. Current and month-end performance information, which may be lower or higher than that cited, is available by contacting RS Investments at 1-800-766-FUND and is frequently updated on our Web site: www.RSinvestments.com

www.RSinvestments.com	25

RS Asset Allocation Fund

Co-Portfolio Managers
Jonathan C. Jankus
Stewart M. Johnson

Fund Philosophy
Long-term total investment return consistent with moderate investment risk. Total investment return consists of income and changes in the market value of the Fund’s investments.

Investment Process
The Fund allocates its assets among three broad asset classes: U.S. common stocks and convertible securities; investment grade bonds and other debt securities; and cash and money market instruments. The Fund currently operates primarily as a “fund of funds” by investing in other Funds of RS Investment Trust. Guardian Investor Services LLC uses its own theoretical models to evaluate information about the economy and the markets to provide “signals” for portfolio allocations. Distribution by asset classes fluctuates from a “neutral position” of 60% allocated to equity and 40% allocated to debt; however, there are no percentage limitations on the amount to be allocated to any asset class.

Performance
For the quarter ended June 30, 2007, RS Asset Allocation Fund (Class A Shares) returned 5.14%, placing it ahead of the 3.55% return of its composite benchmark (60% S&P 500® Index2 and 40% Lehman Brothers Aggregate Bond Index3 rebalanced monthly without expenses or trading costs). Year-to-date through June 30, 2007, the Fund’s return of 5.78% also bested the benchmark’s return of 4.58%.

Stock market returns were positive, with the S&P 500® Index earning a total return of 6.28% during the quarter in spite of a 1.66% decline in June.

Portfolio Review
The Federal Reserve Board (the “Fed”) held monetary conditions steady, keeping the federal funds rate at 5.25%, ever mindful of the continuing threat of inflation in spite of an economy slowed by residential construction. Although growth expectations for the U.S. economy have declined modestly, those of other developed economies (especially in Europe) have increased, creating a consensus of gross domestic product growth estimates from 2.0% to 2.5% for 2007.

Domestically, continuing weakness in the subprime mortgage loan market has created concern that a tightening of credit requirements may exacerbate an already weakened housing market. News of some large hedge fund losses has not helped matters.

The Fund’s returns relative to the benchmark were the result of being overweighted in stocks and cash and underweighted in bonds, which returned –0.52% for the quarter ended June 30, 2007, as measured by the Lehman Brothers Aggregate Bond Index. We began the year invested 80% in stocks, with the balance held in cash equivalents; we held no bonds. In mid-May, we reduced our stock weighting to 70%, increased the Fund’s cash position, and still held no bonds.

Outlook
Our investing will, of course, continue to be guided by our quantitative model which, as of quarter-end, still has us invested 70% in stocks, 0% in bonds and 30% in cash. This compares with our “neutral” position of 60% stocks and 40% bonds.

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We believe that most signs indicate continuing modest economic growth, which we hope will continue to sustain corporate profits. A risk on the horizon is the extent to which interest rates will rise in the near term due to concerns about inflation and credit quality. Crude oil prices are back above $70 per barrel, some $20 higher than they were in mid-January. We think that the Fed rate reductions seem unlikely this year given the recent strength of the job market and the worrisome inflation reports, and rate increases seem unlikely in the face of a weak housing market.

On balance, we remain optimistic, but cautiously so.

We thank you for your continued support.

Jonathan C. Jankus	Stewart M. Johnson
Co-Portfolio Manager	Co-Portfolio Manager

As with all mutual funds, the value of an investment in the Fund could decline, so you could lose money. The Fund primarily invests in equity securities and therefore exposes you to the general risks of investing in stock markets.

Bond funds are subject to interest rate risk, credit risk, and prepayment risk. When interest rates rise, bond prices generally fall, and when interest rates fall, bond prices generally rise. Currently, interest rates are at relatively low levels. Please keep in mind that in this kind of environment, the risk that bond prices may fall when interest rates rise is potentially greater. The values of mortgage-backed securities depend on the credit quality and adequacy of the underlying assets or collateral and may be highly volatile.

Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary.

Except as otherwise specifically stated, all information and portfolio manager commentary, including portfolio security positions, is as of June 30, 2007.

www.RSinvestments.com	27

RS Asset Allocation Fund (continued)

Assets Under Management: $126,297,208	Data as of June 30, 2007

Portfolio Composition by Asset Class[1]

As of 06/30/07			As of 12/31/06

Common Stocks	70.90%	■	Common Stocks	80.56%	■

Cash	29.10%	■	Cash	19.44%	■

1	The investment allocation in the pie charts reflect the true economic impact of the portfolio composition, rather than its accounting treatment, which is shown in the Fund’s Portfolio of Investments.

Performance Update Average Annual Total Returns as of 06/30/07

	Inception Date	Year-to-Date	1 Year	3 Years	5 Years	10 Years	Since Inception

Class A Shares	02/16/93
without sales charge		5.78%	16.64%	9.92%	9.45%	6.34%	8.94%
with maximum sales charge		0.72%	11.10%	8.15%	8.39%	5.82%	8.57%

Class B Shares	05/01/96
without sales charge		5.36%	15.64%	8.97%	8.49%	5.42%	7.18%
with sales charge		2.36%	12.64%	8.41%	8.35%	5.42%	7.18%

Class C Shares	08/07/00
without sales charge		5.38%	15.65%	8.88%	8.36%	—	1.53%
with sales charge		4.38%	14.65%	8.88%	8.36%	—	1.53%

Class K Shares	05/15/01
without sales charge		5.58%	16.21%	9.52%	9.06%	—	3.86%

Custom Index: 60% S&P 500® Index[2],		4.58%	14.66%	8.62%	8.39%	7.01%	9.35%
40% Lehman Brothers Aggregate Bond Index[3]						Since Class A share inception

Performance quoted represents past performance and does not guarantee future results. The Fund is the successor to The Guardian Asset Allocation Fund; performance shown includes performance of the predecessor fund for periods prior to October 9, 2006. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. Please keep in mind that any high double-digit returns are highly unusual and cannot be sustained. The Fund’s total gross annual operating expense ratio as of the most current prospectus is as follows: Class A 1.86%, Class B 2.74%, Class C 2.82%, and Class K 2.16%. Class A performance quoted “with maximum sales charge” reflects the current maximum sales charge of 4.75%. Please read the prospectus carefully for more information on sales charges as they do not apply in all cases and if applied are reduced for larger purchases. Certain share classes are subject to lower maximum sales charges whether paid at the time of purchase or deferred. The Class B and Class C share performance quoted “with sales charge” takes into account the applicable contingent deferred sales charge (up to 3% for Class B shares, up to 1% for class C shares). There is no sales charge for Class K shares. Any sales charges are in addition to the Fund’s fees and expenses as detailed in the Fund’s most current prospectus. Fees and expenses are factored into the net asset value of your shares and any performance numbers we release. Total return figures reflect an expense limitation in effect during the periods shown; without such limitation, the performance shown would have been lower. Performance results assume the reinvestment of dividends and capital gains. The return figures shown do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares. Current and month-end performance information, which may be lower or higher than that cited, is available by contacting RS Investments at 1-800-766-FUND and is frequently updated on our Web site: www.RSinvestments.com.

2

The S&P 500® Index is an unmanaged market-capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Index results assume the reinvestment of dividends paid on the stocks constituting the index. You may not invest in the index, and, unlike the Fund, the index does not incur fees and expenses.

3

The Lehman Brothers Aggregate Bond Index is generally considered to be representative of U.S. bond market activity. The Lehman Brothers Aggregate Bond Index is an unmanaged index that is not available for direct investment and there are no expenses associated with the index while there are expenses associated with the Fund.

28	28 Call 1.800.766.FUND

Results of a Hypothetical $10,000 Investment If invested on 06/30/97

The chart above shows the performance of a hypothetical $10,000 investment made 10 years ago in Class A and Class B shares of RS Asset Allocation Fund, the Lehman Brothers Aggregate Bond Index, and the S&P 500® Index. The starting point of $9,525 for Class A shares reflects the current maximum sales charge 4.75% that an investor may pay when purchasing Class A shares of the Fund. Each Index and Class B shares begins at $10,000. Hypothetical $10,000 investments made upon the commencement of offering Class C shares (08/07/00) and Class K shares (05/15/01) would have the following values as of June 30, 2007: $11,103 (Class C) and $12,615 (Class K). While Class B shares, Class C shares and Class K shares have a higher starting value than Class A shares because they do not impose a sales charge on purchase, they have higher annual expenses and therefore day to day performance is lower than that of Class A shares.

Performance quoted represents past performance and does not guarantee future results. The Fund is the successor to The Guardian Asset Allocation Fund; performance shown includes performance of the predecessor fund for periods prior to October 9, 2006. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. Please keep in mind that any high double-digit returns are highly unusual and cannot be sustained. The Fund’s total gross annual operating expense ratio as of the most current prospectus is as follows: Class A 1.86%, Class B 2.74%, Class C 2.82%, and Class K 2.16%. Class A performance quoted “with maximum sales charge” reflects the current maximum sales charge of 4.75%. Please read the prospectus carefully for more information on sales charges as they do not apply in all cases and if applied are reduced for larger purchases. Certain share classes are subject to lower maximum sales charges whether paid at the time of purchase or deferred. The Class B and Class C share performance quoted “with sales charge” takes into account the applicable contingent deferred sales charge (up to 3% for Class B shares, up to 1% for class C shares). There is no sales charge for Class K shares. Any sales charges are in addition to the Fund’s fees and expenses as detailed in the Fund’s most current prospectus. Fees and expenses are factored into the net asset value of your shares and any performance numbers we release. Total return figures reflect an expense limitation in effect during the periods shown; without such limitation, the performance shown would have been lower. Performance results assume the reinvestment of dividends and capital gains. The return figures shown do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares. Current and month-end performance information, which may be lower or higher than that cited, is available by contacting RS Investments at 1-800-766-FUND and is frequently updated on our Web site: www.RSinvestments.com.

www.RSinvestments.com	29

Understanding Your Fund’s Expenses (unaudited)

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including as applicable, sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees and exchange fees; and (2) ongoing costs, including investment advisory fees, distribution (12b-1) fees, and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated. The table below shows the Funds’ expenses in two ways:

Expenses based on actual return This section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” for your Fund to estimate the expenses you paid on your account during this period. A maintenance fee of $12.00 that is charged once a year may apply for IRAs. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Expenses based on hypothetical 5% return for comparison purposes This section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds with the costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A maintenance fee of $12.00 that is charged once a year may apply for IRAs. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. Note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or exchange fees. Therefore the second section is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher.

		Beginning Account Value 01/01/07	Ending Account Value 06/30/07	Expenses Paid During Period* 01/01/07-06/30/07	Expense Ratio During Period* 01/01/07-06/30/07

Based on Actual Return

RS Core Equity Fund	Class A	$1,000.00	$1,142.00	$4.89	0.92%
	Class B	$1,000.00	$1,136.50	$9.93	1.87%
	Class C	$1,000.00	$1,137.30	$8.92	1.68%
	Class K	$1,000.00	$1,139.90	$6.80	1.28%
	Class Y(b)	$1,000.00	$1,055.10	$1.01	0.61%

RS Small Cap Core Equity Fund	Class A	$1,000.00	$1,116.20	$6.30	1.20%
	Class B	$1,000.00	$1,111.40	$10.95	2.09%
	Class C	$1,000.00	$1,112.20	$10.32	1.97%
	Class K	$1,000.00	$1,114.10	$8.39	1.60%
	Class Y(a)	$1,000.00	$1,024.20	$1.67	1.01%

RS S&P 500 Index Fund	Class A	$1,000.00	$1,066.90	$2.72	0.53%
	Class B	$1,000.00	$1,062.90	$6.55	1.28%
	Class C	$1,000.00	$1,063.00	$6.55	1.28%
	Class K	$1,000.00	$1,064.90	$4.76	0.93%

RS Asset Allocation Fund	Class A	$1,000.00	$1,057.80	$1.63	0.32%
	Class B	$1,000.00	$1,053.60	$5.68	1.12%
	Class C	$1,000.00	$1,053.80	$5.43	1.07%
	Class K	$1,000.00	$1,055.80	$3.92	0.77%

30	Call 1.800.766.FUND

		Beginning Account Value 01/01/07	Ending Account Value 06/30/07	Expenses Paid During Period* 01/01/07-06/30/07	Expense Ratio During Period* 01/01/07-06/30/07

Based on Hypothetical Return (5% return before expenses)

RS Core Equity Fund	Class A	$1,000.00	$1,020.23	$4.61	0.92%
	Class B	$1,000.00	$1,015.50	$9.37	1.87%
	Class C	$1,000.00	$1,016.45	$8.41	1.68%
	Class K	$1,000.00	$1,018.44	$6.41	1.28%
	Class Y(b)	$1,000.00	$1,007.10	$0.99	0.61%

RS Small Cap Core Equity Fund	Class A	$1,000.00	$1,018.84	$6.01	1.20%
	Class B	$1,000.00	$1,014.43	$10.44	2.09%
	Class C	$1,000.00	$1,015.02	$9.84	1.97%
	Class K	$1,000.00	$1,016.86	$8.00	1.60%
	Class Y(a)	$1,000.00	$1,006.57	$1.66	1.01%

RS S&P 500 Index Fund	Class A	$1,000.00	$1,022.16	$2.66	0.53%
	Class B	$1,000.00	$1,018.45	$6.41	1.28%
	Class C	$1,000.00	$1,018.45	$6.41	1.28%
	Class K	$1,000.00	$1,020.18	$4.66	0.93%

RS Asset Allocation Fund	Class A	$1,000.00	$1,023.21	$1.60	0.32%
	Class B	$1,000.00	$1,019.26	$5.59	1.12%
	Class C	$1,000.00	$1,019.51	$5.34	1.07%
	Class K	$1,000.00	$1,021.98	$3.86	0.77%

* Expenses are equal to the Portfolio’s annualized expense ratio multiplied by the average value over the period, multiplied by 181/365 (to reflect one-half year period).

(a)	Commencement of operations was May 2, 2007.
(b)	Commencement of operations was May 3, 2007.

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32	Call 1.800.766.FUND

Financial Information

Six-Month Period Ended June 30, 2007

Schedule of Investments – RS Core Equity Fund

June 30, 2007 (unaudited)	Shares	Value

Common Stocks – 97.2%
Aerospace & Defense – 4.4%
General Dynamics Corp.	168,900	$13,211,358
The Boeing Co.	279,000	26,828,640
		40,039,998
Airlines – 1.2%
AMR Corp.(1)	418,790	11,035,117
		11,035,117
Biotechnology – 3.5%
Celgene Corp.(1)	236,000	13,529,880
Gilead Sciences, Inc.(1)	461,000	17,872,970
		31,402,850
Capital Markets – 4.4%
Legg Mason, Inc.	158,300	15,573,554
The Goldman Sachs Group, Inc.	113,900	24,687,825
		40,261,379
Chemicals – 0.7%
Rohm & Haas Company	108,200	5,916,376
		5,916,376
Commercial Banks – 2.0%
PNC Financial Services Group, Inc.	126,900	9,083,502
SunTrust Banks, Inc.	109,400	9,379,956
		18,463,458
Commercial Services & Supplies – 1.9%
Waste Management, Inc.	443,800	17,330,390
		17,330,390
Communications Equipment – 6.3%
Corning, Inc.(1)	686,800	17,547,740
Nokia Oyj, ADR(2)	754,400	21,206,184
QUALCOMM, Inc.	418,900	18,176,071
		56,929,995
Computers & Peripherals – 3.1%
Apple, Inc.(1)	75,400	9,201,816
EMC Corp.(1)	1,024,900	18,550,690
		27,752,506
Consumer Finance – 1.6%
American Express Co.	114,400	6,998,992
AmeriCredit Corp.(1)	270,300	7,176,465
		14,175,457
Diversified Financial Services – 3.3%
Interactive Brokers Group, Inc., Class A(1)	435,880	11,825,424
JPMorgan Chase & Co.	371,300	17,989,485
		29,814,909
Diversified Telecommunication Services – 3.5%
AT&T, Inc.	768,697	31,900,925
		31,900,925
Electronic Equipment & Instruments – 0.8%
Jabil Circuit, Inc.	331,300	7,311,791
		7,311,791
Energy Equipment & Services – 6.2%
Halliburton Co.	1,184,800	40,875,600
Transocean, Inc.(1)	149,900	15,886,402
		56,762,002

June 30, 2007 (unaudited)	Shares	Value

Food Products – 4.1%
Campbell Soup Co.	506,500	$19,657,265
General Mills, Inc.	308,200	18,005,044
		37,662,309
Health Care Providers & Services – 3.0%
Medco Health Solutions, Inc.(1)	168,800	13,164,712
UnitedHealth Group, Inc.	275,900	14,109,526
		27,274,238
Hotels, Restaurants & Leisure – 2.3%
McDonald’s Corp.	414,400	21,034,944
		21,034,944
Household Durables – 1.5%
Newell Rubbermaid, Inc.	449,400	13,225,842
		13,225,842
Independent Power Producers & Energy Traders – 3.0%
The AES Corp.(1)	1,235,800	27,039,304
		27,039,304
Industrial Conglomerates – 1.7%
Tyco International Ltd.	450,300	15,215,637
		15,215,637
Information Technology Services – 8.6%
Accenture Ltd., Class A	424,300	18,198,227
Fidelity National Information
Services, Inc.	161,117	8,745,431
MasterCard, Inc., Class A	277,500	46,028,925
Western Union Co.	245,800	5,120,014
		78,092,597
Insurance – 4.3%
Aon Corp.	604,800	25,770,528
W. R. Berkley Corp.	420,300	13,676,562
		39,447,090
Internet Software & Services – 2.7%
eBay, Inc.(1)	359,100	11,555,838
Google, Inc., Class A(1)	24,600	12,875,148
		24,430,986
Machinery – 2.0%
Caterpillar, Inc.	228,600	17,899,380
		17,899,380
Media – 1.3%
Grupo Televisa S.A., ADR(2)	435,800	12,032,438
		12,032,438
Oil, Gas & Consumable Fuels – 4.6%
Chevron Corp.	51,100	4,304,664
Devon Energy Corp.	123,900	9,700,131
Enterprise Products Partners L.P.	868,610	27,630,484
		41,635,279
Pharmaceuticals – 5.6%
Abbott Laboratories	445,700	23,867,235
Wyeth	468,300	26,852,322
		50,719,557
Road & Rail – 0.9%
Burlington Northern Santa Fe Corp.	101,300	8,624,682
		8,624,682

The accompanying notes are an integral part of these financial statements.

34	Call 1.800.766.FUND

June 30, 2007 (unaudited)	Shares	Value

Specialty Retail – 2.6%
The Home Depot, Inc.	593,800	$23,366,030
		23,366,030
Thrifts & Mortgage Finance – 2.4%
Federal Home Loan Mortgage Corp.	218,500	13,262,950
People’s United Financial, Inc.	505,300	8,958,969
		22,221,919
Tobacco – 2.3%
Altria Group, Inc.	297,500	20,866,650
		20,866,650
Wireless Telecommunication Services – 1.4%
America Movil SAB de C.V., ADR(2)	208,800	12,930,984
		12,930,984

Total Common Stocks (Cost $724,253,962)		882,817,019

	Shares	Value

Other Investments - For Trustee
Deferred Compensation Plan – 0.0%
RS Emerging Growth Fund, Class Y(3)	68	2,737
RS Emerging Markets Fund, Class A(3)	19	493
RS Global Natural Resources Fund, Class Y(3)	210	7,708
RS Growth Fund, Class Y(3)	159	2,651
RS Investors Fund, Class Y(3)	409	5,280
RS MidCap Opportunities Fund, Class Y(3)	136	2,207
RS Partners Fund, Class Y(3)	50	1,947
RS Smaller Company Growth Fund, Class Y(3)	69	1,586
RS Value Fund, Class Y(3)	49	1,501
Total Other Investments (Cost $24,448)		26,110

	Shares	Value

Short-Term Investments – 1.6%
Federated Prime Obligations Fund, Class B(4)	14,552,207	14,552,207
Total Short-Term Investments (Cost $14,552,207)		14,552,207

Total Investments – 98.8% (Cost $738,830,617)		897,395,336

Other Assets, Net – 1.2%		11,085,026

Total Net Assets – 100.0%		$908,480,362

(1)	Non income-producing security.
(2)	ADR — American Depositary Receipt.
(3)	Investments in designated RS Mutual Funds under a deferred compensation plan adopted for disinterested Trustees. See 3b in Notes to Financial Statements.
(4)	Money Market Fund registered under the Investment Company Act of 1940.

The accompanying notes are an integral part of these financial statements.

www.RSinvestments.com	35

Schedule of Investments – RS Small Cap Core Equity Fund

June 30, 2007 (unaudited)	Shares	Value

Common Stocks – 98.0%
Aerospace & Defense – 3.7%
AAR Corp.(1)	94,600	$3,122,746
BE Aerospace, Inc.(1)	98,600	4,072,180
		7,194,926
Biotechnology – 2.1%
Achillion Pharmaceuticals, Inc.(1)	50,600	302,588
Human Genome Sciences, Inc.(1)	84,300	751,956
Keryx Biopharmaceuticals, Inc.(1)	82,700	807,979
Progenics Pharmaceuticals, Inc.(1)	55,000	1,186,350
Savient Pharmaceuticals, Inc.(1)	81,200	1,008,504
		4,057,377
Building Products – 1.6%
Goodman Global, Inc.(1)	136,500	3,033,030
		3,033,030
Capital Markets – 3.1%
Apollo Investment Corp.	77,455	1,666,832
Investment Technology Group, Inc.(1)	100,500	4,354,665
		6,021,497
Chemicals – 1.7%
Cytec Industries, Inc.	52,000	3,316,040
		3,316,040
Commercial Banks – 5.1%
Center Financial Corp.	86,400	1,461,888
East West Bancorp, Inc.	52,800	2,052,864
IBERIABANK Corp.	33,200	1,641,740
PrivateBancorp, Inc.	68,200	1,964,160
Seacoast Banking Corporation of Florida	65,300	1,420,275
Signature Bank Corp.(1)	40,400	1,377,640
		9,918,567
Commercial Services & Supplies – 2.2%
Fuel Tech, Inc.(1)	58,700	2,010,475
LECG Corp.(1)	145,100	2,192,461
		4,202,936
Communications Equipment – 3.3%
Blue Coat Systems, Inc.(1)	77,200	3,822,944
Foundry Networks, Inc.(1)	155,000	2,582,300
		6,405,244
Construction & Engineering – 1.7%
Aecom Technology Corp.(1)	129,440	3,211,406
		3,211,406
Diversified Financial Services – 0.8%
Genesis Lease Ltd., ADR(2)	53,700	1,471,380
		1,471,380
Diversified Telecommunication Services – 3.0%
NeuStar, Inc., Class A(1)	142,600	4,131,122
PAETEC Holding Corp.(1)	155,770	1,758,643
		5,889,765
Electrical Equipment – 1.5%
Regal-Beloit Corp.	61,100	2,843,594
		2,843,594
Energy Equipment & Services – 2.1%
TETRA Technologies, Inc.(1)	141,300	3,984,660
		3,984,660

June 30, 2007 (unaudited)	Shares	Value

Food Products – 4.1%
B&G Foods, Inc., Class A	112,820	$1,489,224
Flowers Foods, Inc.	88,000	2,935,680
J&J Snack Foods Corp.	24,800	935,952
Reddy Ice Holdings, Inc.	90,700	2,586,764
		7,947,620
Health Care Equipment & Supplies –6.1%
DJ Orthopedics, Inc.(1)	33,300	1,374,291
Hologic, Inc.(1)	29,800	1,648,238
Immucor, Inc.(1)	101,100	2,827,767
Micrus Endovascular Corp.(1)	46,900	1,153,740
NuVasive, Inc.(1)	95,300	2,574,053
SonoSite, Inc.(1)	74,200	2,332,106
		11,910,195
Health Care Providers & Services – 4.6%
HMS Holdings Corp.(1)	54,300	1,039,302
Pediatrix Medical Group, Inc.(1)	51,200	2,823,680
Psychiatric Solutions, Inc.(1)	138,200	5,011,132
		8,874,114
Health Care Technology – 0.7%
Vital Images, Inc.(1)	49,040	1,331,926
		1,331,926
Hotels, Restaurants & Leisure – 2.9%
Chipotle Mexican Grill, Inc., Class A(1)	12,100	1,031,888
Chipotle Mexican Grill, Inc., Class B(1)	15,500	1,218,765
Orient-Express Hotels Ltd., Class A	63,600	3,396,240
		5,646,893
Information Technology Services – 1.9%
CACI International, Inc., Class A(1)	77,300	3,776,105
		3,776,105
Insurance – 1.5%
Hanover Insurance Group, Inc.	60,300	2,942,037
		2,942,037
Internet & Catalog Retail – 1.4%
FTD Group, Inc.	150,060	2,762,605
		2,762,605
Internet Software & Services – 1.2%
TheStreet.com, Inc.	206,400	2,245,632
		2,245,632
Machinery – 2.6%
EnPro Industries, Inc.(1)	70,300	3,008,137
Gardner Denver, Inc.(1)	47,200	2,008,360
		5,016,497
Metals & Mining – 3.5%
Century Aluminum Co.(1)	72,800	3,977,064
Quanex Corp.	59,400	2,892,780
		6,869,844
Multiline Retail – 0.9%
The Bon-Ton Stores, Inc.	45,800	1,834,748
		1,834,748
Oil, Gas & Consumable Fuels – 5.0%
Bill Barrett Corp.(1)	51,400	1,893,062
GeoMet, Inc.(1)	214,100	1,640,006
Targa Resources Partners LP	116,190	3,892,365
Teekay LNG Partners LP	60,700	2,190,056
		9,615,489

The accompanying notes are an integral part of these financial statements.

36	Call 1.800.766.FUND

June 30, 2007 (unaudited)	Shares	Value

Personal Products – 1.5%
Playtex Products, Inc.(1)	190,300	$2,818,343
		2,818,343
Real Estate Investment Trusts – 6.9%
Anthracite Capital, Inc.	166,960	1,953,432
Ashford Hospitality Trust	172,900	2,033,304
Capital Lease Funding, Inc.	176,040	1,892,430
Digital Realty Trust, Inc.	144,500	5,444,760
Healthcare Realty Trust, Inc.	72,700	2,019,606
		13,343,532
Semiconductors & Semiconductor Equipment–5.7%
Atheros Communications(1)	38,000	1,171,920
Netlogic Microsystems, Inc.(1)	103,300	3,289,072
Silicon Motion Technology Corp., ADR(1)(2)	52,600	1,306,058
Trident Microsystems, Inc.(1)	292,200	5,361,870
		11,128,920
Software – 8.6%
Ansoft Corp.(1)	112,800	3,326,472
Blackboard, Inc.(1)	95,600	4,026,672
Concur Technologies, Inc.(1)	55,300	1,263,605
FactSet Research Systems, Inc.	38,700	2,645,145
Informatica Corp.(1)	252,600	3,730,902
Parametric Technology Corp.(1)	76,700	1,657,487
		16,650,283
Specialty Retail – 3.6%
bebe stores, inc.	206,600	3,307,666
Children’s Place Retail Stores, Inc.(1)	40,600	2,096,584
The Men’s Wearhouse, Inc.	31,800	1,624,026
		7,028,276
Textiles, Apparel & Luxury Goods –2.4%
Carter’s, Inc.(1)	97,400	2,526,556
Heelys, Inc.(1)	84,880	2,194,997
		4,721,553
Thrifts & Mortgage Finance – 1.0%
Downey Financial Corp.	27,900	1,840,842

		1,840,842

Total Common Stocks (Cost $169,093,377)		189,855,876

June 30, 2007 (unaudited)	Shares	Value

Other Investments - For Trustee
Deferred Compensation Plan –0.0%
RS Core Equity Fund, Class Y(3)	4	$154
RS Emerging Growth Fund, Class Y(3)	15	584
RS Emerging Markets Fund, Class A(3)	4	107
RS Global Natural Resources Fund, Class Y(3)	45	1,646
RS Growth Fund, Class Y(3)	34	566
RS Investors Fund, Class Y(3)	87	1,125
RS MidCap Opportunities Fund, Class Y(3)	29	471
RS Partners Fund, Class Y(3)	11	417
RS Smaller Company Growth Fund, Class Y(3)	15	339
RS Value Fund, Class Y(3)	10	321
Total Other Investments (Cost $5,367)		5,730

	Shares	Value

Short-Term Investments – 1.1%
Federated Prime Obligations Fund, Class B(4)	2,183,889	2,183,889
Total Short-Term Investments (Cost $2,183,889)		2,183,889

Total Investments – 99.1% (Cost $171,282,633)		192,045,495

Other Assets, Net – 0.9%		1,657,431

Total Net Assets – 100.0%		$193,702,926

(1)	Non income-producing security.
(2)	ADR – American Depositary Receipt.
(3)	Investments in designated RS Mutual Funds under a deferred compensation plan adopted for disinterested Trustees. See 3b in Notes to Financial Statements.
(4)	Money Market Fund registered under the Investment Company Act of 1940.

The accompanying notes are an integral part of these financial statements.

www.RSinvestments.com	37

Schedule of Investments – RS S&P 500 Index Fund

June 30, 2007 (unaudited)	Shares	Value

Common Stocks – 98.1%
Aerospace & Defense – 2.6%
General Dynamics Corp.	5,750	$449,765
Goodrich Corp.	1,543	91,901
Honeywell International, Inc.	10,024	564,151
L-3 Communications Holdings, Inc.	1,600	155,824
Lockheed Martin Corp.	4,304	405,135
Northrop Grumman Corp.	5,040	392,465
Precision Castparts Corp.	1,800	218,448
Raytheon Co.	5,329	287,180
Rockwell Collins, Inc.	2,645	186,843
The Boeing Co.	10,288	989,294
United Technologies Corp.	13,710	972,450
		4,713,456
Air Freight & Logistics – 0.9%
CH Robinson Worldwide, Inc.	2,300	120,796
FedEx Corp.	4,150	460,526
United Parcel Service, Inc., Class B	14,015	1,023,095
		1,604,417
Airlines – 0.1%
Southwest Airlines Co.	9,932	148,086
		148,086
Auto Components – 0.2%
Johnson Controls, Inc.	2,858	330,871
The Goodyear Tire & Rubber Co.(1)	1,665	57,875
		388,746
Automobiles – 0.4%
Ford Motor Co.	28,459	268,084
General Motors Corp.	7,879	297,826
Harley-Davidson, Inc.	3,838	228,783
		794,693
Beverages – 2.0%
Anheuser-Busch Companies, Inc.	9,391	489,835
Brown-Forman Corp., Class B	690	50,425
Coca-Cola Co.	26,632	1,393,120
Coca-Cola Enterprises, Inc.	4,764	114,336
Constellation Brands, Inc., Class A(1)	3,100	75,268
Molson Coors Brewing Co., Class B	525	48,542
Pepsi Bottling Group, Inc.	2,459	82,819
PepsiCo., Inc.	21,565	1,398,490
		3,652,835
Biotechnology – 1.1%
Amgen, Inc.(1)	15,158	838,086
Biogen Idec, Inc.(1)	4,622	247,277
Celgene Corp.(1)	5,400	309,582
Genzyme Corp.(1)	3,879	249,807
Gilead Sciences, Inc.(1)	11,600	449,732
		2,094,484
Building Products – 0.2%
American Standard Companies, Inc.	2,386	140,726
Masco Corp.	5,783	164,642
		305,368
Capital Markets – 3.7%
Ameriprise Financial, Inc.	3,230	205,331
Bank of New York, Inc.	10,777	446,599
Bear Stearns Companies, Inc.	1,689	236,460
Charles Schwab Corp.	13,989	287,054

June 30, 2007 (unaudited)	Shares	Value

Capital Markets (continued)
E*TRADE Financial Corp.(1)	5,500	$121,495
Federated Investors, Inc., Class B	1,600	61,328
Franklin Resources, Inc.	2,401	318,060
Janus Capital Group, Inc.	3,184	88,643
Legg Mason, Inc.	1,900	186,922
Lehman Brothers Holdings, Inc.	7,298	543,847
Mellon Financial Corp.	5,409	237,996
Merrill Lynch & Co., Inc.	11,754	982,399
Morgan Stanley	14,008	1,174,991
Northern Trust Corp.	2,595	166,703
State Street Corp.	4,614	315,598
T. Rowe Price Group, Inc.	3,456	179,332
The Goldman Sachs Group, Inc.	5,366	1,163,080
		6,715,838
Chemicals – 1.6%
Air Products & Chemicals, Inc.	3,281	263,694
Ashland, Inc.	966	61,776
Dow Chemical Co.	12,365	546,780
E.I. Du Pont de Nemours & Co.	11,709	595,285
Eastman Chemical Co.	1,083	69,669
Ecolab, Inc.	2,453	104,743
Hercules, Inc.(1)	1,497	29,416
International Flavors &
Fragrances, Inc.	1,377	71,797
Monsanto Co.	6,772	457,381
PPG Industries, Inc.	2,174	165,463
Praxair, Inc.	4,532	326,259
Rohm & Haas Company	1,534	83,879
Sigma-Aldrich Corp.	2,186	93,277
		2,869,419
Commercial Banks – 3.7%
BB&T Corp.	6,963	283,255
Comerica, Inc.	2,548	151,529
Commerce Bancorp, Inc.	2,700	99,873
Compass Bancshares, Inc.	1,900	131,062
Fifth Third Bancorp	7,546	300,104
First Horizon National Corp.	545	21,255
Huntington Bancshares, Inc.	3,600	81,864
KeyCorp	4,965	170,448
M & T Bank Corp.	1,300	138,970
Marshall & Ilsley Corp.	3,714	176,898
National City Corp.	8,365	278,722
PNC Financial Services Group, Inc.	4,177	298,990
Regions Financial Corp.	10,667	353,078
SunTrust Banks, Inc.	4,376	375,198
Synovus Financial Corp.	4,926	151,228
U.S. Bancorp	22,704	748,097
Wachovia Corp.	25,457	1,304,671
Wells Fargo & Co.	45,474	1,599,321
Zions Bancorporation	1,438	110,597
		6,775,160
Commercial Services & Supplies – 0.5%
Allied Waste Industries, Inc.(1)	4,995	67,233
Avery Dennison Corp.	1,581	105,105
Cintas Corp.	1,525	60,131
Equifax, Inc.	2,052	91,150
Monster Worldwide, Inc.(1)	1,707	70,158
Pitney Bowes, Inc.	2,834	132,688

The accompanying notes are an integral part of these financial statements.

38	Call 1.800.766.FUND

June 30, 2007 (unaudited)	Shares	Value

Commercial Services & Supplies (continued)
R.R. Donnelley & Sons Co.	2,723	$118,478
Robert Half International, Inc.	2,547	92,965
Waste Management, Inc.	5,874	229,379
		967,287
Communications Equipment – 2.6%
ADC Telecomm., Inc.(1)	1,590	29,145
Avaya, Inc.(1)	6,102	102,758
Ciena Corp.(1)	1,500	54,195
Cisco Systems, Inc.(1)	80,242	2,234,740
Corning, Inc.(1)	22,097	564,578
JDS Uniphase Corp.(1)	2,954	39,672
Juniper Networks, Inc.(1)	8,600	216,462
Motorola, Inc.	30,125	533,212
QUALCOMM, Inc.	21,404	928,719
Tellabs, Inc.(1)	5,897	63,452
		4,766,933
Computers & Peripherals – 3.9%
Apple, Inc.(1)	11,569	1,411,881
Dell, Inc.(1)	31,526	900,067
EMC Corp.(1)	26,168	473,641
Hewlett-Packard Co.	36,698	1,637,465
International Business
Machines Corp.	18,481	1,945,125
Lexmark International
Group, Inc., Class A(1)	1,223	60,306
NCR Corp.(1)	2,758	144,905
Network Appliance, Inc.(1)	5,702	166,499
QLogic Corp.(1)	2,698	44,922
SanDisk Corp.(1)	2,600	127,244
Sun Microsystems, Inc.(1)	40,832	214,776
		7,126,831
Construction & Engineering – 0.1%
Fluor Corp.	1,050	116,939
		116,939
Construction Materials – 0.1%
Vulcan Materials Co.	1,439	164,823
		164,823
Consumer Finance – 0.9%
American Express Co.	15,351	939,174
Capital One Financial Corp.	5,778	453,226
SLM Corp.	5,901	339,780
		1,732,180
Containers & Packaging – 0.2%
Ball Corp.	1,626	86,455
Bemis Co., Inc.	1,504	49,903
Pactiv Corp.(1)	2,261	72,103
Sealed Air Corp.	2,362	73,269
Temple-Inland, Inc.	1,394	85,773
		367,503
Distributors – 0.1%
Genuine Parts Co.	2,486	123,306
		123,306
Diversified Consumer Services – 0.1%
Apollo Group, Inc., Class A(1)	1,845	107,803
H & R Block, Inc.	3,608	84,319
		192,122
Diversified Financial Services – 5.0%
Bank of America Corp.	60,601	2,962,783

June 30, 2007 (unaudited)	Shares	Value

Diversified Financial Services (continued)
Chicago Mercantile
Exchange Holdings, Inc.	500	$267,180
CIT Group, Inc.	2,500	137,075
Citigroup, Inc.	65,962	3,383,191
JPMorgan Chase & Co.	46,453	2,250,648
Moody’s Corp.	3,318	206,379
		9,207,256
Diversified Telecommunication Services – 3.1%
AT&T, Inc.	84,102	3,490,233
CenturyTel, Inc.	1,992	97,708
Citizens Communications Co.	3,419	52,208
Embarq Corp.	2,290	145,117
Qwest Communications
International, Inc.(1)	23,023	223,323
Verizon Communications	39,685	1,633,832
Windstream Corp.	6,011	88,722
		5,731,143
Electric Utilities – 2.7%
Allegheny Energy, Inc.(1)	2,653	137,266
Ameren Corp.	2,971	145,609
American Electric Power, Inc.	5,384	242,495
CenterPoint Energy, Inc.	4,248	73,915
CMS Energy Corp.	2,596	44,651
Consolidated Edison, Inc.	3,075	138,744
Dominion Resources, Inc.	4,770	411,699
DTE Energy Co.	2,578	124,311
Duke Energy Corp.	17,880	327,204
Edison International	4,648	260,846
Entergy Corp.	2,218	238,102
Exelon Corp.	8,404	610,131
FirstEnergy Corp.	4,449	287,984
FPL Group, Inc.	5,814	329,887
NiSource, Inc.	4,276	88,556
PG&E Corp.	5,044	228,493
Pinnacle West Capital Corp.	1,212	48,298
PPL Corp.	5,384	251,917
Progress Energy, Inc.	3,269	149,034
Public Service
Enterprise Group, Inc.	3,650	320,397
Southern Co.	10,646	365,051
TECO Energy, Inc.	2,624	45,080
Xcel Energy, Inc.	6,601	135,123
		5,004,793
Electrical Equipment – 0.4%
Cooper Industries Ltd., Class A	2,718	155,171
Emerson Electric Co.	9,928	464,630
Rockwell Automation, Inc.	2,645	183,669
		803,470
Electronic Equipment & Instruments – 0.2%
Agilent Technologies, Inc.(1)	5,982	229,948
Jabil Circuit, Inc.	2,726	60,163
Molex, Inc.	1,802	54,078
Sanmina-SCI Corp.(1)	7,816	24,464
Solectron Corp.(1)	12,349	45,444
Tektronix, Inc.	1,336	45,077
		459,174
Energy Equipment & Services – 2.1%
Baker Hughes, Inc.	4,364	367,143
BJ Services Co.	4,234	120,415
ENSCO International, Inc.	2,200	134,222

The accompanying notes are an integral part of these financial statements.

www.RSinvestments.com	39

Schedule of Investments – RS S&P 500 Index Fund (continued)

June 30, 2007 (unaudited)	Shares	Value

Energy Equipment & Services (continued)
Halliburton Co.	11,980	$413,310
Nabors Industries, Inc.(1)	3,684	122,972
National-Oilwell Varco, Inc.(1)	2,600	271,024
Noble Corp.	2,008	195,820
Rowan Companies, Inc.	1,317	53,971
Schlumberger Ltd.	15,706	1,334,068
Smith International, Inc.	3,000	175,920
Transocean, Inc.(1)	3,572	378,560
Weatherford International Ltd.(1)	4,600	254,104
		3,821,529
Food & Staples Retailing – 2.3%
Costco Wholesale Corp.	6,359	372,128
CVS Caremark Corp.	19,689	717,664
Kroger Co.	10,200	286,926
Safeway, Inc.	6,030	205,201
Supervalu, Inc.	2,959	137,061
Sysco Corp.	8,731	288,036
Wal-Mart Stores, Inc.	32,852	1,580,510
Walgreen Co.	13,972	608,341
Whole Foods Market, Inc.	2,200	84,260
		4,280,127
Food Products – 1.4%
Archer-Daniels-Midland Co.	9,568	316,605
Campbell Soup Co.	3,369	130,751
ConAgra Foods, Inc.	7,228	194,144
Dean Foods Co.	1,200	38,244
General Mills, Inc.	4,546	265,577
H.J. Heinz Co.	4,723	224,201
Hershey Co.	1,820	92,128
Kellogg Co.	3,544	183,544
Kraft Foods, Inc., Class A	19,906	701,686
McCormick & Co., Inc.	1,968	75,138
Sara Lee Corp.	10,169	176,941
Tyson Foods, Inc., Class A	3,000	69,120
W.M. Wrigley Jr. Co.	2,912	161,063
		2,629,142
Gas Utilities – 0.3%
Integrys Energy Group, Inc.	434	22,017
KeySpan Corp.	2,816	118,216
NICOR, Inc.	674	28,928
Questar Corp.	2,400	126,840
Sempra Energy	3,727	220,750
		516,751
Health Care Equipment & Supplies – 1.6%
Bausch & Lomb, Inc.	755	52,427
Baxter International, Inc.	8,070	454,664
Becton Dickinson & Co., Inc.	2,689	200,331
Biomet, Inc.	3,846	175,839
Boston Scientific Corp.(1)	16,418	251,852
C.R. Bard, Inc.	1,442	119,152
Hospira, Inc.(1)	2,380	92,915
Medtronic, Inc.	15,980	828,723
St. Jude Medical, Inc.(1)	4,634	192,265
Stryker Corp.	4,194	264,599
Varian Medical Systems, Inc.(1)	1,800	76,518
Zimmer Holdings, Inc.(1)	3,313	281,241
		2,990,526
Health Care Providers & Services – 2.1%
Aetna, Inc.	7,244	357,854
AmerisourceBergen Corp.	2,908	143,859
Cardinal Health, Inc.	5,658	399,681

June 30, 2007 (unaudited)	Shares	Value

Health Care Providers & Services (continued)
Cigna Corp.	3,363	$175,616
Coventry Health Care, Inc.(1)	2,200	126,830
Express Scripts, Inc.(1)	3,460	173,035
Humana, Inc.(1)	2,389	145,514
Laboratory Corp. of America(1)	900	70,434
Manor Care, Inc.	356	23,243
McKesson Corp.	3,885	231,701
Medco Health Solutions, Inc.(1)	3,911	305,019
Patterson Companies, Inc.(1)	1,800	67,086
Quest Diagnostics, Inc.	2,476	127,885
Tenet Healthcare Corp.(1)	6,941	45,186
UnitedHealth Group, Inc.	17,440	891,881
WellPoint, Inc.(1)	7,712	615,649
		3,900,473
Health Care Technology – 0.1%
IMS Health, Inc.	3,317	106,575
		106,575
Hotels, Restaurants & Leisure – 1.5%
Carnival Corp.	6,014	293,303
Darden Restaurants, Inc.	1,675	73,683
Harrah’s Entertainment, Inc.	2,649	225,854
Hilton Hotels Corp.	5,226	174,914
International Game Technology	4,556	180,873
Marriott International, Inc., Class A	4,086	176,679
McDonald’s Corp.	15,421	782,770
Starbucks Corp.(1)	11,096	291,159
Starwood Hotels &
Resorts Worldwide, Inc.	3,141	210,667
Wendy’s International, Inc.	1,623	59,645
Wyndham Worldwide Corp.(1)	3,052	110,665
Yum! Brands, Inc.	7,268	237,809
		2,818,021
Household Durables – 0.6%
Black & Decker Corp.	1,127	99,525
Centex Corp.	1,384	55,498
D. R. Horton, Inc.	4,100	81,713
Fortune Brands, Inc.	2,219	182,779
Harman International Industries, Inc.	900	105,120
KB HOME	1,236	48,661
Leggett & Platt, Inc.	2,782	61,343
Lennar Corp., Class A	2,100	76,776
Newell Rubbermaid, Inc.	3,827	112,629
Pulte Homes, Inc.	2,692	60,435
Snap-On, Inc.	811	40,964
Stanley Works	1,228	74,540
Whirlpool Corp.	1,060	117,872
		1,117,855
Household Products – 1.9%
Clorox Co.	1,690	104,949
Colgate-Palmolive Co.	6,248	405,183
Kimberly-Clark Corp.	6,204	414,986
Procter & Gamble Co.	42,201	2,582,279
		3,507,397
Independent Power Producers & Energy Traders – 0.5%
Constellation Energy Group, Inc.	2,535	220,976
Dynegy, Inc., Class A(1)	4,647	43,868
The AES Corp.(1)	10,232	223,876
TXU Corp.	6,690	450,237
		938,957

The accompanying notes are an integral part of these financial statements.

40	Call 1.800.766.FUND

June 30, 2007 (unaudited)	Shares	Value

Industrial Conglomerates – 4.0%
3M Co.	9,594	$832,663
General Electric Co.	139,866	5,354,071
Textron, Inc.	1,656	182,342
Tyco International Ltd.	27,010	912,668
		7,281,744
Information Technology Services – 1.1%
Affiliated Computer Services, Inc.,
Class A(1)	1,400	79,408
Automatic Data Processing, Inc.	7,879	381,895
Cognizant Technology Solutions Corp.,
Class A(1)	2,000	150,180
Computer Sciences Corp.(1)	2,251	133,147
Convergys Corp.(1)	2,482	60,164
Electronic Data Systems Corp.	7,704	213,632
Fidelity National Information
Services, Inc.	2,300	124,844
First Data Corp.	10,505	343,199
Fiserv, Inc.(1)	2,689	152,735
Paychex, Inc.	5,110	199,903
Unisys Corp.(1)	4,516	41,276
Western Union Co.	10,405	216,736
		2,097,119
Insurance – 4.6%
ACE Ltd.	4,286	267,961
AFLAC, Inc.	6,859	352,553
Allstate Corp.	7,758	477,194
Ambac Financial Group, Inc.	1,504	131,134
American International Group, Inc.	34,906	2,444,467
Aon Corp.	2,949	125,657
Assurant, Inc.	1,400	82,488
Chubb Corp.	5,778	312,821
Cincinnati Financial Corp.	2,577	111,842
Genworth Financial, Inc., Class A	6,100	209,840
Lincoln National Corp.	4,165	295,507
Loews Corp.	5,353	272,896
Marsh & McLennan Cos., Inc.	7,535	232,681
MBIA, Inc.	2,115	131,595
MetLife, Inc.	9,597	618,814
Principal Financial Group, Inc.	4,016	234,093
Progressive Corp.	10,244	245,139
Prudential Financial, Inc.	6,027	586,005
SAFECO Corp.	1,823	113,500
The Hartford Financial Services
Group, Inc.	4,061	400,049
The Travelers Companies, Inc.	9,667	517,184
Torchmark Corp.	931	62,377
UnumProvident Corp.	4,975	129,897
XL Capital Ltd., Class A	2,213	186,534
		8,542,228
Internet & Catalog Retail – 0.2%
Amazon.com, Inc.(1)	4,000	273,640
IAC/ InterActiveCorp(1)	3,200	110,752
		384,392
Internet Software & Services – 1.4%
eBay, Inc.(1)	16,112	518,484
Google, Inc., Class A(1)	2,800	1,465,464
VeriSign, Inc.(1)	3,300	104,709
Yahoo! Inc.(1)	16,701	453,098
		2,541,755
Leisure Equipment & Products – 0.2%
Brunswick Corp.	1,223	39,906

June 30, 2007 (unaudited)	Shares	Value

Leisure Equipment & Products (continued)
Eastman Kodak Co.	4,324	$120,337
Hasbro, Inc.	2,426	76,201
Mattel, Inc.	6,117	154,699
		391,143
Life Sciences Tools & Services – 0.3%
Applera Corp. - Applied
Biosystems Group	3,019	92,200
Millipore Corp.(1)	653	49,034
PerkinElmer, Inc.	2,010	52,381
Thermo Fisher Scientific, Inc.(1)	5,968	308,665
Waters Corp.(1)	1,345	79,839
		582,119
Machinery – 1.6%
Caterpillar, Inc.	8,976	702,821
Cummins, Inc.	1,142	115,582
Danaher Corp.	3,276	247,338
Deere & Company	2,730	329,620
Dover Corp.	2,911	148,898
Eaton Corp.	1,554	144,522
Illinois Tool Works, Inc.	5,742	311,159
Ingersoll-Rand Co. Ltd., Class A	4,306	236,055
ITT Industries, Inc.	2,512	171,519
PACCAR, Inc.	2,900	252,416
Pall Corp.	1,735	79,793
Parker-Hannifin Corp.	1,682	164,684
Terex Corp.(1)	1,400	113,820
		3,018,227
Media – 3.4%
CBS Corp., Class B	8,895	296,381
Citadel Broadcasting Corp.	2,111	13,616
Clear Channel
Communications, Inc.	5,360	202,715
Comcast Corp.(1)	41,091	1,155,479
Dow Jones & Co., Inc.	1,237	71,066
Gannett Co., Inc.	3,365	184,907
Interpublic Group Cos., Inc.(1)	5,651	64,421
McGraw-Hill Cos., Inc.	5,032	342,578
Meredith Corp.	690	42,504
New York Times Co., Class A	2,319	58,903
News Corp., Class A	31,800	674,478
Omnicom Group, Inc.	4,798	253,910
Scripps E.W. Co., Class A	1,400	63,966
The DIRECTV Group, Inc.(1)	10,900	251,899
Time Warner, Inc.	50,118	1,054,483
Tribune Co.	3,202	94,139
Viacom, Inc., Class B(1)	10,095	420,255
Walt Disney Co.	27,496	938,713
		6,184,413
Metals & Mining – 0.9%
Alcoa, Inc.	10,396	421,350
Allegheny Technologies, Inc.	1,448	151,866
Freeport-McMoran Copper
& Gold, Inc., Class B	4,535	375,589
Newmont Mining Corp.	6,319	246,820
Nucor Corp.	4,270	250,435
United States Steel Corp.	1,192	129,630
		1,575,690
Multiline Retail – 1.2%
Big Lots, Inc.(1)	1,561	45,925
Dillards, Inc., Class A	1,201	43,152
Dollar General Corp.	4,737	103,835

The accompanying notes are an integral part of these financial statements.

www.RSinvestments.com	41

Schedule of Investments – RS S&P 500 Index Fund (continued)

June 30, 2007 (unaudited)	Shares	Value

Multiline Retail (continued)
Family Dollar Stores, Inc.	2,900	$99,528
Federated Department Stores, Inc.	5,536	220,222
J.C. Penney Co., Inc.	3,029	219,239
Kohl’s Corp.(1)	4,780	339,523
Nordstrom, Inc.	2,774	141,807
Sears Holdings Corp.(1)	1,263	214,079
Target Corp.	12,045	766,062
		2,193,372
Office Electronics – 0.1%
Xerox Corp.(1)	11,648	215,255
		215,255
Oil, Gas & Consumable Fuels – 8.5%
Anadarko Petroleum Corp.	6,552	340,639
Apache Corp.	4,012	327,339
Chesapeake Energy Corp.	5,100	176,460
Chevron Corp.	28,734	2,420,552
ConocoPhillips	21,927	1,721,270
CONSOL Energy, Inc	2,800	129,108
Devon Energy Corp.	5,242	410,396
El Paso Corp.	10,252	176,642
EOG Resources, Inc.	3,148	229,993
Exxon Mobil Corp.	76,980	6,457,082
Hess Corp.	3,816	224,991
Marathon Oil Corp.	9,768	585,689
Murphy Oil Corp.	2,600	154,544
Occidental Petroleum Corp.	10,742	621,747
Peabody Energy Corp.	3,700	179,006
Spectra Energy Corp.	8,940	232,082
Sunoco, Inc.	1,838	146,452
Valero Energy Corp.	7,400	546,564
Williams Companies, Inc.	6,507	205,751
XTO Energy, Inc.	5,466	328,507
		15,614,814
Paper & Forest Products – 0.3%
International Paper Co.	6,447	251,756
MeadWestvaco Corp.	2,831	99,991
Weyerhaeuser Co.	2,211	174,514
		526,261
Personal Products – 0.2%
Avon Products, Inc.	5,746	211,166
Estee Lauder Companies,
Inc., Class A	1,900	86,469
		297,635
Pharmaceuticals – 6.1%
Abbott Laboratories	20,416	1,093,277
Allergan, Inc.	3,770	217,303
Barr Pharmaceuticals, Inc.(1)	1,600	80,368
Bristol-Myers Squibb Co.	28,023	884,406
Eli Lilly & Co.	13,727	767,065
Forest Laboratories, Inc.(1)	4,693	214,235
Johnson & Johnson	38,370	2,364,359
King Pharmaceuticals, Inc.(1)	3,608	73,820
Merck & Co., Inc.	29,162	1,452,267
Mylan Laboratories, Inc.	2,400	43,656
Pfizer, Inc.	95,892	2,451,958
Schering-Plough Corp.	18,881	574,738
Watson Pharmaceuticals, Inc.(1)	840	27,325
Wyeth	17,640	1,011,478
		11,256,255

June 30, 2007 (unaudited)	Shares	Value

Real Estate Investment Trusts – 1.0%
Apartment Investment &
Management Co., Class A	1,513	$76,286
Archstone-Smith Trust	2,900	171,419
AvalonBay Communities, Inc.	1,100	130,768
Boston Properties, Inc.	1,700	173,621
Developers Diversified Realty Corp.	1,700	89,607
Equity Residential	4,460	203,510
Host Hotels & Resorts, Inc.	4,000	92,480
Kimco Realty Corp.	3,100	118,017
Plum Creek Timber Co., Inc.	2,659	110,774
ProLogis	3,578	203,588
Public Storage, Inc.	1,300	99,866
Simon Property Group, Inc.	2,560	238,182
Vornado Realty Trust	1,800	197,712
		1,905,830
Real Estate Management & Development – 0.1%
CB Richard Ellis Group,
Inc., Class A(1)	2,600	94,900
		94,900
Road & Rail – 0.7%
Burlington Northern Santa Fe Corp.	4,363	371,466
CSX Corp.	6,074	273,816
Norfolk Southern Corp.	4,560	239,719
Ryder System, Inc.	810	43,578
Union Pacific Corp.	3,400	391,510
		1,320,089
Semiconductors & Semiconductor Equipment – 2.7%
Advanced Micro Devices, Inc.(1)	7,969	113,957
Altera Corp.	5,686	125,831
Analog Devices, Inc.	3,168	119,243
Applied Materials, Inc.	20,899	415,263
Broadcom Corp., Class A(1)	6,292	184,041
Intel Corp.	77,314	1,836,981
KLA-Tencor Corp.	2,341	128,638
Linear Technology Corp.	4,550	164,619
LSI Logic Corp.(1)	5,783	43,430
Maxim Integrated Products, Inc.	4,899	163,676
MEMC Electronic Materials, Inc.(1)	3,000	183,360
Micron Technology, Inc.(1)	8,530	106,881
National Semiconductor Corp.	4,636	131,060
Novellus Systems, Inc.(1)	2,577	73,109
NVIDIA Corp.(1)	5,520	228,031
PMC-Sierra, Inc.(1)	3,235	25,007
Teradyne, Inc.(1)	2,493	43,827
Texas Instruments, Inc.	17,780	669,061
Xilinx, Inc.	5,339	142,925
		4,898,940
Software – 3.3%
Adobe Systems, Inc.(1)	7,500	301,125
Autodesk, Inc.(1)	3,550	167,134
BMC Software, Inc.(1)	3,499	106,020
CA, Inc.	6,048	156,220
Citrix Systems, Inc.(1)	2,659	89,528
Compuware Corp.(1)	5,272	62,526
Electronic Arts, Inc.(1)	4,446	210,385
Intuit, Inc.(1)	5,084	152,927
Microsoft Corp.	115,576	3,406,025
Novell, Inc.(1)	6,727	52,403
Oracle Corp.(1)	52,099	1,026,871
Symantec Corp.(1)	12,731	257,166
		5,988,330

The accompanying notes are an integral part of these financial statements.

42	Call 1.800.766.FUND

June 30, 2007 (unaudited)	Shares	Value

Specialty Retail – 1.8%
Abercrombie & Fitch Co., Class A	1,200	$87,576
AutoNation, Inc.(1)	2,689	60,341
AutoZone, Inc.(1)	833	113,804
Bed, Bath & Beyond, Inc.(1)	3,734	134,387
Best Buy Co., Inc.	4,234	197,601
Circuit City Stores, Inc.	1,629	24,565
Gap, Inc.	6,090	116,319
Limited Brands, Inc.	4,455	122,290
Lowe’s Companies, Inc.	19,606	601,708
Office Depot, Inc.(1)	4,230	128,169
OfficeMax, Inc.	954	37,492
RadioShack Corp.	2,665	88,318
Sherwin-Williams Co.	1,665	110,673
Staples, Inc.	7,479	177,477
The Home Depot, Inc.	26,867	1,057,216
Tiffany & Co.	2,083	110,524
TJX Cos., Inc.	6,669	183,398
		3,351,858
Textiles, Apparel & Luxury Goods – 0.5%
Coach, Inc.(1)	4,100	194,299
Jones Apparel Group, Inc.	2,039	57,602
Liz Claiborne, Inc.	1,864	69,527
NIKE, Inc., Class B	5,012	292,150
Polo Ralph Lauren Corp.	900	88,299
V.F. Corp.	1,473	134,897
		836,774
Thrifts & Mortgage Finance – 1.3%
Countrywide Financial Corp.	6,854	249,143
Federal Home Loan Mortgage Corp.	8,895	539,926
Federal National
Mortgage Association	12,454	813,620
Hudson City Bancorp, Inc.	7,200	87,984
MGIC Investment Corp.	932	52,993
Sovereign Bancorp, Inc.	5,355	113,205
Washington Mutual, Inc.	12,964	552,785
		2,409,656
Tobacco – 1.2%
Altria Group, Inc.	27,765	1,947,437
Reynolds American, Inc.	2,490	162,348
UST, Inc.	2,362	126,863
		2,236,648
Trading Companies & Distributors – 0.0%
W.W. Grainger, Inc.	944	87,839
		87,839
Wireless Telecommunication Services – 0.6%
ALLTEL Corp.	4,414	298,166
Sprint Nextel Corp.	36,919	764,592
		1,062,758

Total Common Stocks (Cost $141,253,950)		180,349,659

	Principal
	Amount	Value

U.S. Government Securities – 0.2%
U.S. Treasury Bills – 0.2%
United States Treasury Bill
4.659% due 8/16/2007(2)	$260,000	258,452
Total U.S. Government Securities (Cost $258,452)		258,452

June 30, 2007 (unaudited)	Shares	Value

Other Investments - For Trustee
Deferred Compensation Plan – 0.0%
RS Core Equity Fund, Class Y(3)	4	$155
RS Emerging Growth Fund, Class Y(3)	14	587
RS Emerging Markets Fund, Class A(3)	4	103
RS Global Natural Resources Fund,
Class Y(3)	45	1,651
RS Growth Fund, Class Y(3)	34	568
RS Investors Fund, Class Y(3)	88	1,135
RS MidCap Opportunities Fund, Class Y (3)	29	473
RS Partners Fund, Class Y(3)	11	415
RS Smaller Company Growth Fund,
Class Y(3)	15	340
RS Value Fund, Class Y(3)	10	322
Total Other Investments (Cost $5,377)		5,749

	Principal Amount	Value

Repurchase Agreements – 1.7%
State Street Bank and Trust Co.
Repurchase Agreement, 5.13%,
dated 6/29/07, maturity value of
$3,154,348, due 7/2/07,
collateralized by $3,185,000 in
FICC, 6.125%, due 2/21/17, with
a value of $3,220,831	$3,153,000	3,153,000
Total Repurchase Agreements (Cost $3,153,000)		3,153,000

Total Investments — 100.0% (Cost $144,670,779)		183,766,860

Other Assets, Net – 0.0%		57,958

Total Net Assets – 100.0%		$183,824,818

(1) Non income-producing security.
(2) The U.S. Treasury Bill is segregated as collateral to cover margin requirements on open futures contracts.
(3) Investments in designated RS Mutual Funds under a deferred compensation plan adopted for disinterested Trustees. See 3b in Notes to Financial Statements.

Description	Number of Contracts	Expiration	Face Value (Thousands)	Unrealized Depreciation

Purchased Futures Contracts
S & P 500 Index 8		9/2007	$3,031	$(31,340)

The accompanying notes are an integral part of these financial statements.

www.RSinvestments.com	43

Schedule of Investments – RS Asset Allocation Fund

June 30, 2007 (unaudited)	Shares	Value

Common Stocks – 2.6%

Aerospace & Defense – 0.1%
Honeywell International, Inc.	536	$30,166
Lockheed Martin Corp.	246	23,156
Northrop Grumman Corp.	112	8,721
Raytheon Co.	424	22,849
The Boeing Co.	244	23,463
United Technologies Corp.	436	30,926
		139,281
Air Freight & Logistics – 0.0%
United Parcel Service, Inc., Class B	419	30,587
		30,587
Automobiles – 0.0%
Ford Motor Co.	535	5,040
General Motors Corp.	338	12,776
Harley-Davidson, Inc.	319	19,016
		36,832
Beverages – 0.1%
Anheuser-Busch Companies, Inc.	338	17,630
Coca-Cola Co.	195	10,200
PepsiCo., Inc.	367	23,800
		51,630
Biotechnology – 0.0%
Amgen, Inc.(1)	342	18,909
Biogen Idec, Inc.(1)	117	6,260
		25,169
Building Products – 0.0%
Masco Corp.	508	14,463
		14,463
Capital Markets – 0.1%
Ameriprise Financial, Inc.	194	12,332
Bank of New York, Inc.	347	14,380
Charles Schwab Corp.	48	985
Lehman Brothers Holdings, Inc.	160	11,923
Mellon Financial Corp.	356	15,664
Merrill Lynch & Co., Inc.	210	17,552
Morgan Stanley	252	21,138
State Street Corp.	57	3,899
The Goldman Sachs Group, Inc.	100	21,675
		119,548
Chemicals – 0.1%
Dow Chemical Co.	267	11,807
E.I. Du Pont de Nemours & Co.	335	17,031
Monsanto Co.	200	13,508
Rohm & Haas Company	170	9,296
		51,642
Commercial Banks – 0.1%
BB&T Corp.	172	6,997
Fifth Third Bancorp	117	4,653
KeyCorp	310	10,642
U.S. Bancorp	712	23,461
Wachovia Corp.	492	25,215
Wells Fargo & Co.	1,100	38,687
		109,655
Commercial Services & Supplies – 0.0%
Cintas Corp.	307	12,105
Waste Management, Inc.	479	18,705
		30,810

June 30, 2007 (unaudited)	Shares	Value

Communications Equipment – 0.1%
Cisco Systems, Inc.(1)	2,325	$64,751
Corning, Inc.(1)	582	14,870
Motorola, Inc.	675	11,947
QUALCOMM, Inc.	568	24,646
		116,214
Computers & Peripherals – 0.1%
Dell, Inc.(1)	776	22,155
EMC Corp.(1)	886	16,037
Hewlett-Packard Co.	815	36,365
International Business
Machines Corp.	100	10,525
Sun Microsystems, Inc.(1)	4,116	21,650
		106,732
Consumer Finance – 0.1%
American Express Co.	972	59,467
Capital One Financial Corp.	146	11,452
SLM Corp.	165	9,501
		80,420
Diversified Financial Services – 0.1%
Bank of America Corp.	1,320	64,535
Citigroup, Inc.	1,073	55,034
JPMorgan Chase & Co.	466	22,578
		142,147
Diversified Telecommunication Services – 0.1%
AT&T, Inc.	1,948	80,842
Embarq Corp.	85	5,386
Verizon Communications	1,071	44,093
Windstream Corp.	376	5,550
		135,871
Electric Utilities – 0.1%
Duke Energy Corp.	404	7,393
Exelon Corp.	250	18,150
FPL Group, Inc.	128	7,263
Progress Energy, Inc.	195	8,890
Public Service Enterprise
Group, Inc.	82	7,198
Southern Co.	100	3,429
		52,323
Electrical Equipment – 0.0%
Cooper Industries Ltd., Class A	200	11,418
		11,418
Electronic Equipment & Instruments – 0.0%
Solectron Corp.(1)	2,123	7,813
		7,813
Energy Equipment & Services – 0.0%
Baker Hughes, Inc.	105	8,834
Schlumberger Ltd.	362	30,748
		39,582
Food & Staples Retailing – 0.0%
Kroger Co.	409	11,505
Safeway, Inc.	299	10,175
Supervalu, Inc.	152	7,041
Wal-Mart Stores, Inc.	200	9,622
		38,343
Food Products – 0.1%
Archer-Daniels-Midland Co.	294	9,728
Campbell Soup Co.	321	12,458

The accompanying notes are an integral part of these financial statements.

44	Call 1.800.766.FUND

June 30, 2007 (unaudited)	Shares	Value

Food Products (continued)
ConAgra Foods, Inc.	162	$4,351
General Mills, Inc.	128	7,478
H.J. Heinz Co.	224	10,633
Hershey Co.	234	11,845
Kellogg Co.	212	10,980
Kraft Foods, Inc., Class A	426	15,017
W.M. Wrigley Jr. Co.	61	3,374
		85,864
Health Care Equipment & Supplies – 0.1%
Baxter International, Inc.	328	18,480
Becton Dickinson & Co., Inc.	22	1,639
Boston Scientific Corp.(1)	632	9,695
C.R. Bard, Inc.	272	22,475
Medtronic, Inc.	256	13,276
St. Jude Medical, Inc.(1)	184	7,634
Stryker Corp.	100	6,309
Zimmer Holdings, Inc.(1)	84	7,131
		86,639
Health Care Providers & Services – 0.0%
AmerisourceBergen Corp.	96	4,749
Cigna Corp.	138	7,207
McKesson Corp.	78	4,652
Tenet Healthcare Corp.(1)	1,512	9,843
WellPoint, Inc.(1)	258	20,596
		47,047
Hotels, Restaurants & Leisure – 0.1%
Carnival Corp.	90	4,389
McDonald’s Corp.	551	27,969
Starbucks Corp.(1)	386	10,129
Wyndham Worldwide Corp.(1)	159	5,765
		48,252
Household Products – 0.1%
Kimberly-Clark Corp.	55	3,679
Procter & Gamble Co.	974	59,599
		63,278
Independent Power Producers & Energy Traders – 0.0%
The AES Corp.(1)	1,368	29,932
TXU Corp.	184	12,383
		42,315
Industrial Conglomerates – 0.1%
3M Co.	236	20,482
General Electric Co.	703	26,911
Tyco International Ltd.	324	10,948
		58,341
Information Technology Services – 0.0%
Automatic Data Processing, Inc.	242	11,730
Electronic Data Systems Corp.	625	17,331
First Data Corp.	116	3,790
Paychex, Inc.	257	10,054
Western Union Co.	116	2,416
		45,321
Insurance – 0.1%
AFLAC, Inc.	153	7,864
Allstate Corp.	208	12,794
American International Group, Inc.	615	43,068
Chubb Corp.	362	19,599
Loews Corp.	258	13,153
Marsh & McLennan Cos., Inc.	164	5,064

June 30, 2007 (unaudited)	Shares	Value

Insurance (continued)
MetLife, Inc.	100	$6,448
Progressive Corp.	512	12,252
The Travelers Companies, Inc.	387	20,705
		140,947
Internet Software & Services – 0.0%
Yahoo! Inc.(1)	384	10,418
		10,418
Leisure Equipment & Products – 0.0%
Eastman Kodak Co.	49	1,363
Mattel, Inc.	448	11,330
		12,693
Machinery – 0.0%
Caterpillar, Inc.	252	19,731
Deere & Company	100	12,074
		31,805
Media – 0.1%
CBS Corp., Class B	374	12,462
Citadel Broadcasting Corp.	74	477
Clear Channel
Communications, Inc.	1,046	39,560
Comcast Corp.(1)	925	26,011
Gannett Co., Inc.	29	1,593
New York Times Co., Class A	495	12,573
Time Warner, Inc.	1,112	23,396
Tribune Co.	77	2,264
Viacom, Inc., Class B(1)	374	15,570
Walt Disney Co.	967	33,013
		166,919
Metals & Mining – 0.0%
Alcoa, Inc.	264	10,700
		10,700
Multiline Retail – 0.0%
Kohl’s Corp.(1)	202	14,348
Target Corp.	281	17,872
		32,220
Oil, Gas & Consumable Fuels – 0.2%
Anadarko Petroleum Corp.	412	21,420
Chevron Corp.	774	65,202
ConocoPhillips	578	45,373
El Paso Corp.	236	4,066
Exxon Mobil Corp.	1,900	159,372
Spectra Energy Corp.	202	5,244
		300,677
Personal Products – 0.0%
Avon Products, Inc.	100	3,675
		3,675
Pharmaceuticals – 0.2%
Allergan, Inc.	232	13,372
Bristol-Myers Squibb Co.	962	30,361
Eli Lilly & Co.	449	25,090
Johnson & Johnson	672	41,409
King Pharmaceuticals, Inc.(1)	279	5,708
Pfizer, Inc.	1,915	48,967
Schering-Plough Corp.	475	14,459
		179,366
Real Estate Investment Trusts – 0.0%
Plum Creek Timber Co., Inc.	483	20,122

The accompanying notes are an integral part of these financial statements.

www.RSinvestments.com	45

Schedule of Investments – RS Asset Allocation Fund (continued)

June 30, 2007 (unaudited)	Shares	Value

Real Estate Investment Trusts (continued)
Simon Property Group, Inc.	172	$16,003
		36,125
Road & Rail – 0.0%
Burlington Northern Santa Fe Corp.	152	12,941
Union Pacific Corp.	100	11,515
		24,456
Semiconductors & Semiconductor Equipment – 0.1%
Analog Devices, Inc.	54	2,032
Applied Materials, Inc.	548	10,889
Broadcom Corp., Class A(1)	432	12,636
Intel Corp.	1,330	31,601
KLA-Tencor Corp.	448	24,618
Linear Technology Corp.	249	9,009
Maxim Integrated Products, Inc.	494	16,504
Micron Technology, Inc.(1)	702	8,796
Texas Instruments, Inc.	1,003	37,743
		153,828
Software – 0.1%
Adobe Systems, Inc.(1)	204	8,190
CA, Inc.	490	12,657
Microsoft Corp.	2,445	72,054
Symantec Corp.(1)	379	7,656
		100,557
Specialty Retail – 0.1%
Bed, Bath & Beyond, Inc.(1)	316	11,373
Best Buy Co., Inc.	100	4,667
Gap, Inc.	247	4,718
Lowe’s Companies, Inc.	630	19,334
Staples, Inc.	648	15,377
		55,469
Textiles, Apparel & Luxury Goods – 0.0%
NIKE, Inc., Class B	710	41,386
		41,386
Thrifts & Mortgage Finance – 0.0%
Federal National
Mortgage Association	350	22,865
Washington Mutual, Inc.	345	14,711
		37,576
Tobacco – 0.1%
Altria Group, Inc.	616	43,206
UST, Inc.	209	11,226
		54,432
Wireless Telecommunication Services – 0.0%
ALLTEL Corp.	364	24,588
Sprint Nextel Corp.	410	8,491
		33,079

Total Common Stocks (Cost $2,748,244)		3,243,865

	Shares	Value

Mutual Fund – 92.0%
Funds – 92.0%
RS S&P 500 Index Fund,
Class A(2),(3)	11,208,305	116,230,123
Total Mutual Fund (Cost $97,598,472)		116,230,123

June 30, 2007 (unaudited)	Principal Amount	Value

U.S. Government Securities – 0.9%
U.S. Treasury Bills – 0.9%
United States Treasury Bill:
4.56% due 9/20/2007(4)	$300,000	$296,922
4.655% due 8/30/2007(4)	610,000	605,267
4.684% due 8/16/2007(4)	260,000	258,444
Total U.S. Government Securities (Cost $1,160,633)		1,160,633

	Shares	Value

Other Investments – For Trustee
Deferred Compensation Plan – 0.0%
RS Core Equity Fund, Class Y(5)	3	108
RS Emerging Growth Fund, Class Y(5)	10	410
RS Emerging Markets Fund, Class A(5)	3	71
RS Global Natural Resources Fund,
Class Y(5)	32	1,152
RS Growth Fund, Class Y(5)	24	396
RS Investors Fund, Class Y(5)	61	793
RS MidCap Opportunities Fund, Class Y(5)	20	330
RS Partners Fund, Class Y(5)	8	289
RS Smaller Company Growth Fund,
Class Y(5)	10	238
RS Value Fund, Class Y(5)	7	225
Total Other Investments (Cost $3,751)		4,012

	Principal Amount	Value

Repurchase Agreements – 4.7%
State Street Bank and Trust Co.
Repurchase Agreement, 5.13%, dated
6/29/07, maturity value of $5,896,520,
due 7/2/07, collateralized by $5,955,000
in FNMA, 5.13%, due 2/13/17,
with a value of $6,014,550	$5,894,000	5,894,000
Total Repurchase Agreements (Cost $5,894,000)		5,894,000

Total Investments – 100.2% (Cost $107,405,100)		126,532,633

Other Liabilities, Net – (0.2)%		(235,425)

Total Net Assets – 100.0%		$126,297,208

(1) Non income-producing security.
(2) The RS S&P 500 Index Fund schedule of investments are included herein.
(3) Affiliated issuer. See 3d in Notes to Financial Statements.
(4) The U.S. Treasury Bill is segregated as collateral to cover margin requirements on open futures contracts.
(5) Investments in designated RS Mutual Funds under a deferred compensation plan adopted for disinterested Trustees. See 3b in Notes to Financial Statements.

Description	Number of Contracts	Expiration	Face Value (Thousands)	Unrealized Appreciation

Written Futures Contracts
S & P 500 Index	(79)	9/2007	$(29,929)	$308,691

The accompanying notes are an integral part of these financial statements.

46	Call 1.800.766.FUND

Financial Information

Statement of Assets and Liabilities As of June 30, 2007 (unaudited)

	RS Core Equity	RS Small Cap Core Equity	RS S&P 500 Index	RS Asset Allocation

Assets
Investments, at value	$897,395,336	$192,045,495	$183,766,860	$10,302,510
Investments in affiliated issuers, at value	—	—	—	116,230,123
Cash and cash equivalents	—	5,160	514	531
Receivable for investments sold	24,200,224	1,309,956	—	—
Receivable for fund shares subscribed	400,367	569,306	9,315	5,248
Dividends/interest receivable	383,791	304,974	195,290	4,514
Prepaid expenses	29,995	17,866	4,706	12,695
Receivable for variation margin	—	—	—	35,550
Total Assets	922,409,713	194,252,757	183,976,685	126,591,171
Liabilities
Payable for investments purchased	12,757,687	99,882	1,849	1,279
Payable for fund shares redeemed	366,740	232,664	46,195	226,579
Payable to adviser	374,241	120,266	38,055	4,626
Payable to distributor	217,895	56,495	32,860	18,915
Deferred trustees’ compensation	26,110	5,730	5,749	4,012
Payable for variation margin	—	—	3,600	—
Accrued expenses/other liabilities	186,678	34,794	23,559	38,552
Total Liabilities	13,929,351	549,831	151,867	293,963
Total Net Assets	$908,480,362	$193,702,926	$183,824,818	$126,297,208
Net Assets Consist of:
Paid-in capital	1,172,210,554	142,114,159	228,990,263	157,737,267
Accumulated undistributed net investment income/(loss)	2,483,852	713,060	1,308,098	(135,521)
Accumulated net realized gain/(loss) from investments and futures contracts	(424,778,763)	30,112,845	(85,538,284)	(50,740,762)
Net unrealized appreciation on investments and futures contracts	158,564,719	20,762,862	39,064,741	19,436,224
Total Net Assets	$908,480,362	$193,702,926	$183,824,818	$126,297,208
Investments, at Cost, includes $97,598,472 of investments in affiliated issuers for RS Asset Allocation	$738,830,617	$171,282,633	$144,670,779	$107,405,100
Pricing of Shares
Net Assets:
Class A	$850,025,284	$157,051,992	$140,271,297	$89,758,829
Class B	$34,074,705	$7,365,655	$12,768,640	$13,062,804
Class C	$10,139,556	$11,837,861	$11,237,500	$10,045,630
Class K	$13,822,420	$17,444,681	$19,547,381	$13,429,945
Class Y	$418,397	$2,737	$—	$—
Shares of Beneficial Interest Outstanding with no Par Value:
Class A	20,015,128	7,859,442	13,526,204	6,458,852
Class B	838,434	419,423	1,238,390	949,725
Class C	253,460	678,883	1,091,733	731,962
Class K	326,131	902,116	1,891,968	972,345
Class Y	9,849	137	—	—
Net Asset Value Per Share:
Class A	$42.47	$19.98	$10.37	$13.90
Class B	$40.64	$17.56	$10.31	$13.75
Class C	$40.00	$17.44	$10.29	$13.72
Class K	$42.38	$19.34	$10.33	$13.81
Class Y	$42.48	$19.91	$—	$—
Sales Charge Class A (Load)	4.75%	4.75%	3.00%	4.75%
Maximum Offering Price Per Class A Share	$44.59	$20.98	$10.69	$14.59

The accompanying notes are an integral part of these financial statements.

www.RSinvestments.com	47

Financial Information (continued)

Statement of Operations For the Six-Month Period Ended June 30, 2007 (unaudited)

	RS Core Equity	RS Small Cap Core Equity	RS S&P 500 Index	RS Asset Allocation

Investment Income
Interest	$159,139	$69,593	$65,629	$135,040
Dividends	6,304,410	1,870,676	1,741,159	29,721
Withholding taxes on foreign dividends	(68,012)	—	—	—
Total Investment Income	6,395,537	1,940,269	1,806,788	164,761
Expenses
Investment advisory fees	2,158,324	697,445	228,827	412,700
Distribution fees	1,272,043	336,095	352,601	275,053
Transfer agent fees	446,768	74,987	63,001	73,419
Custodian fees	110,491	53,493	60,243	41,385
Registration fees	38,992	36,474	39,835	34,471
Professional fees	74,504	18,831	19,101	14,617
Shareholder reports	48,522	9,938	8,274	7,558
Trustees’ fees and expenses	23,069	4,949	5,077	3,606
Insurance expense	20,741	3,778	4,462	3,276
Administrative service fees	13,005	2,841	2,759	11,674
Other expense	3,275	843	469	374
Total Expenses	4,209,734	1,239,674	784,649	878,133
Less: Fee waiver by adviser	(6,445)	(7,179)	(174,876)	(550,054)
Custody credits	(132)	(6,540)	(518)	(1,536)
Total Expenses, Net	4,203,157	1,225,955	609,255	326,543
Net Investment Income/(Loss)	2,192,380	714,314	1,197,533	(161,782)
Realized Gain/(Loss) and Change in Unrealized Appreciation/(Depreciation) on Investments and Futures Contracts
Net realized gain from investments	64,173,188	22,522,306	3,823,746	1,638,806
Net realized gain/(loss) from futures contracts	—	—	124,407	(1,072,864)
Net change in unrealized appreciation/(depreciation) on investments	49,069,045	(3,014,006)	6,813,142	6,342,973
Net change in unrealized appreciation/(depreciation) on futures contracts	—	—	(33,252)	328,710
Net Gain on Investments and Futures Contracts	113,242,233	19,508,300	10,728,043	7,237,625
Net Increase in Net Assets Resulting from Operations	$115,434,613	$20,222,614	$11,925,576	$7,075,843

The accompanying notes are an integral part of these financial statements.

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Financial Information (continued)

Statement of Changes in Net Assets Six-month-ended numbers are unaudited

	RS Core Equity		RS Small Cap Core Equity

	For the Six Months Ended 06/30/07	For the Year Ended 12/31/06	For the Six Months Ended 06/30/07	For the Year Ended 12/31/06

Operations
Net investment income/(loss)	$2,192,380	$6,082,727	$714,314	$(736,375)
Net realized gain from investments and futures contracts	64,173,188	115,816,069	22,522,306	15,424,517
Net change in unrealized appreciation/(depreciation) from investments and futures contracts	49,069,045	9,376,968	(3,014,006)	11,648,516
Net Increase in Net Assets Resulting from Operations	115,434,613	131,275,764	20,222,614	26,336,658
Distributions to Shareholders
Net investment income
Class A	—	(10,126,969)	—	—
Class B	—	—	—	—
Class C	—	—	—	—
Class K	—	(23,602)	—	—
Realized gain on investments
Class A	—	—	—	(10,862,126)
Class B	—	—	—	(727,710)
Class C	—	—	—	(870,075)
Class K	—	—	—	(1,100,706)
Total Distributions	—	(10,150,571)	—	(13,560,617)
Capital Share Transactions
Proceeds from sales of shares	27,046,809	48,402,219	15,651,795	31,509,456
Reinvestment of distributions	—	9,781,749	—	13,289,670
Cost of shares redeemed	(79,923,147)	(214,454,142)	(19,871,460)	(46,903,928)
Net Decrease in Net Assets Resulting from Capital Share Transactions	(52,876,338)	(156,270,174)	(4,219,665)	(2,104,802)

Net Increase/(Decrease) in Net Assets	62,558,275	(35,144,981)	16,002,949	10,671,239
Net Assets
Beginning of Period	845,922,087	881,067,068	177,699,977	167,028,738
End of Period	$908,480,362	$845,922,087	$193,702,926	$177,699,977
Accumulated Undistributed Net Investment Income/(Loss) Included in Net Assets	$2,483,852	$291,472	$713,060	$(1,254)
Other Information:
Shares
Sold	681,214	1,427,326	822,461	1,756,049
Reinvested	—	297,399	—	807,578
Redeemed	(2,037,426)	(6,347,328)	(1,057,199)	(2,718,737)
Net Decrease	(1,356,212)	(4,622,603)	(234,738)	(155,110)

The accompanying notes are an integral part of these financial statements.

50	Call 1.800.766.FUND

Financial Information (continued)

Statement of Changes in Net Assets Six-month-ended numbers are unaudited

	RS S&P 500 Index		RS Asset Allocation

	For the Six Months Ended 06/30/07	For the Year Ended 12/31/06	For the Six Months Ended 06/30/07	For the Year Ended 12/31/06

Operations
Net investment income/(loss)	$1,197,533	$2,415,306	$(161,782)	$1,229,360
Net realized gain from investments and futures contracts	3,948,153	6,869,603	565,942	808,411
Net change in unrealized appreciation/(depreciation) from
investments and futures contracts	6,779,890	16,718,076	6,671,683	14,176,709
Net Increase in Net Assets Resulting from Operations	11,925,576	26,002,985	7,075,843	16,214,480
Distributions to Shareholders
Net investment income
Class A	—	(1,992,352)	—	(1,908,226)
Class B	—	(80,483)	—	(171,770)
Class C	—	(72,613)	—	(111,388)
Class K	—	(183,841)	—	(219,985)
Realized gain on investments
Class A	—	—	—	—
Class B	—	—	—	—
Class C	—	—	—	—
Class K	—	—	—	—
Total Distributions	—	(2,329,289)	—	(2,411,369)
Capital Share Transactions
Proceeds from sales of shares	4,516,176	6,397,606	4,986,220	9,045,289
Reinvestment of distributions	—	2,300,791	—	2,338,484
Cost of shares redeemed	(15,316,475)	(34,748,392)	(15,201,664)	(33,371,097)
Net Decrease in Net Assets Resulting from Capital Share Transactions	(10,800,299)	(26,049,995)	(10,215,444)	(21,987,324)
Net Increase/(Decrease) in Net Assets	1,125,277	(2,376,299)	(3,139,601)	(8,184,213)
Net Assets
Beginning of Period	182,699,541	185,075,840	129,436,809	137,621,022
End of Period	$183,824,818	$182,699,541	$126,297,208	$129,436,809
Accumulated Undistributed Net Investment Income/(Loss) Included in Net Assets	$1,308,098	$110,565	$(135,521)	$26,261
Other Information:
Shares
Sold	449,965	734,418	370,569	710,235
Reinvested	—	189,212	—	250,566
Redeemed	(1,510,909)	(2,691,533)	(1,129,211)	(3,797,409)
Net Decrease	(1,060,944)	(1,767,903)	(758,642)	(2,836,608)

The accompanying notes are an integral part of these financial statements.

www.RSinvestments.com	51

Financial Information (continued)

The financial highlights table is intended to help you understand each Fund’s financial performance for the past six reporting periods (or, if shorter, the period since each Fund’s share class inception). Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in each Fund (assuming reinvestment of all dividends and distributions).

Financial Highlights Six-month and period-ended numbers are unaudited

	Net Asset Value, Beginning of Period	Net Investment Income/(Loss)	Net Realized and Unrealized Gain/(Loss)	Total Operations	Distributions From Net Investment Income	Distributions From Net Realized Capital Gains	Total Distributions\

RS Core Equity Fund (Class A)
Six months ended 6/30/07[1]	$37.19	$0.12	$5.16	$5.28	$—	$—	$—
Year ended 12/31/2006	32.26	0.32	5.06	5.38	(0.45)	—	(0.45)
Year ended 12/31/2005	31.37	0.47	0.74	1.21	(0.32)	—	(0.32)
Year ended 12/31/2004	30.08	0.34	1.35	1.69	(0.40)	—	(0.40)
Year ended 12/31/2003	25.03	0.23	5.00	5.23	(0.18)	—	(0.18)
Year ended 12/31/2002	32.00	0.17	(7.06)	(6.89)	(0.08)	—	(0.08)

RS Core Equity Fund (Class B)
Six months ended 6/30/07[1]	$35.76	$(0.92)	$5.80	$4.88	$—	$—	$—
Year ended 12/31/2006	30.91	(1.63)	6.48	4.85	—	—	—
Year ended 12/31/2005	30.06	(0.59)	1.44	0.85	—	—	—
Year ended 12/31/2004	28.72	(0.20)	1.54	1.34	—	—	—
Year ended 12/31/2003	23.99	(0.16)	4.89	4.73	—	—	—
Year ended 12/31/2002	30.88	(0.20)	(6.69)	(6.89)	—	—	—

RS Core Equity Fund (Class C)
Six months ended 6/30/07[1]	$35.17	$0.02	$4.81	$4.83	$—	$—	$—
Year ended 12/31/2006	30.42	(0.01)	4.76	4.75	—	—	—
Year ended 12/31/2005	29.62	(0.00)[4]	0.80	0.80	—	—	—
Year ended 12/31/2004	28.37	(0.09)	1.34	1.25	—	—	—
Year ended 12/31/2003	23.75	(0.16)	4.78	4.62	—	—	—
Year ended 12/31/2002	30.64	(0.19)	(6.70)	(6.89)	—	—	—

RS Core Equity Fund (Class K)
Six months ended 6/30/07[1]	$37.18	$0.04	$5.16	$5.20	$—	$—	$—
Year ended 12/31/2006	32.03	0.16	5.07	5.23	(0.08)	—	(0.08)
Year ended 12/31/2005	31.23	0.29	0.79	1.08	(0.28)	—	(0.28)
Year ended 12/31/2004	30.00	0.20	1.39	1.59	(0.36)	—	(0.36)
Year ended 12/31/2003	24.96	0.11	5.02	5.13	(0.09)	—	(0.09)
Year ended 12/31/2002	31.93	0.05	(7.02)	(6.97)	—	—	—

RS Core Equity Fund (Class Y)
Period From 5/3/07[3] to 6/30/07[1]	$40.26	$0.06	$2.16	$2.22	$—	$—	$—

See notes to Financial Highlights on page 59.
The accompanying notes are an integral part of these financial statements.

52	Call 1.800.766.FUND

Financial Information (continued)

Financial Highlights Six-month and period-ended numbers are unaudited

	Net Asset Value, End of Period	Total Return[7]	Net Assets, End of Period (000s)	Net Ratio of Expenses to Average Net Assets[2]	Expenses Waived	Gross Ratios of Expenses to Average Net Assets	Net Ratio of Net Investment Income/ (Loss) to Average Net Assets[2]	Gross Ratios of Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate

RS Core Equity Fund (Class A)
Six months ended 6/30/07[1]	$42.47	14.20%	$850,025	0.92%	—	0.92%	0.56%	0.56%	28%
Year ended 12/31/2006	37.19	16.87%	787,661	0.93%	0.01%	0.94%	0.79%	0.78%	81%
Year ended 12/31/2005	32.26	3.90%	796,034	0.91%	—	0.91%	1.32%	1.32%	101%
Year ended 12/31/2004	31.37	5.64%	980,872	0.88%	—	0.88%	0.95%	0.95%	75%
Year ended 12/31/2003	30.08	20.95%	1,133,468	0.89%	—	0.89%	0.72%	0.72%	74%
Year ended 12/31/2002	25.03	(21.56)%	1,120,351	0.87%	—	0.87%	0.51%	0.51%	60%

RS Core Equity Fund (Class B)
Six months ended 6/30/07[1]	$40.64	13.65%	$34,075	1.87%	—	1.87%	(0.39)%	(0.39)%	28%
Year ended 12/31/2006	35.76	15.69%	38,313	1.99%	—	1.99%	(0.27)%	(0.27)%	81%
Year ended 12/31/2005	30.91	2.83%	69,159	1.92%	—	1.92%	0.34%	0.34%	101%
Year ended 12/31/2004	30.06	4.67%	130,372	1.84%	—	1.84%	(0.02)%	(0.02)%	75%
Year ended 12/31/2003	28.72	19.72%	165,274	1.84%	—	1.84%	(0.24)%	(0.24)%	74%
Year ended 12/31/2002	23.99	(22.31)%	167,471	1.83%	—	1.83%	(0.44)%	(0.44)%	60%

RS Core Equity Fund (Class C)
Six months ended 6/30/07[1]	$40.00	13.73%	$10,140	1.68%	—	1.68%	(0.20)%	(0.20)%	28%
Year ended 12/31/2006	35.17	15.61%	8,278	2.02%	—	2.02%	(0.30)%	(0.30)%	81%
Year ended 12/31/2005	30.42	2.70%	6,358	2.08%	—	2.08%	0.13%	0.13%	101%
Year ended 12/31/2004	29.62	4.41%	6,551	2.06%	—	2.06%	(0.21)%	(0.21)%	75%
Year ended 12/31/2003	28.37	19.45%	6,622	2.12%	—	2.12%	(0.52)%	(0.52)%	74%
Year ended 12/31/2002	23.75	(22.49)%	5,884	2.07%	—	2.07%	(0.67)%	(0.67)%	60%

RS Core Equity Fund (Class K)
Six months ended 6/30/07[1]	$42.38	13.99%	$13,822	1.28%	0.10%	1.38%	0.20%	0.10%	28%
Year ended 12/31/2006	37.18	16.37%	11,670	1.28%	—	1.28%	0.45%	0.45%	81%
Year ended 12/31/2005	32.03	3.51%	9,517	1.25%	—	1.25%	0.94%	0.94%	101%
Year ended 12/31/2004	31.23	5.34%	8,761	1.20%	—	1.20%	0.69%	0.69%	75%
Year ended 12/31/2003	30.00	20.58%	7,145	1.20%	—	1.20%	0.41%	0.41%	74%
Year ended 12/31/2002	24.96	(21.83)%	5,752	1.21%	—	1.21%	0.19%	0.19%	60%

RS Core Equity Fund (Class Y)
Period From 5/3/07[3] to 6/30/07[1]	$42.48	5.51%	$418	0.61%	—	0.61%	0.84%	0.84%	28%

See notes to Financial Highlights on page 59.
The accompanying notes are an integral part of these financial statements.

www.RSinvestments.com	53

Financial Information (continued)

Financial Highlights (continued) Six-month and period-ended numbers are unaudited

	Net Asset Value, Beginning of Period	Net Investment Income/(Loss)	Net Realized and Unrealized Gain/(Loss)	Total Operations	Distributions From Net Investment Income	Distributions From Net Realized Capital Gains	Total Distributions

RS Small Cap Core Equity Fund
(Class A)
Six months ended 6/30/07[1]	$17.90	$0.09	$1.99	$2.08	$—	$—	$—
Year ended 12/31/2006	16.58	(0.05)	2.73	2.68	—	(1.36)	(1.36)
Year ended 12/31/2005	19.40	(0.04)	(0.05)	(0.09)	—	(2.73)	(2.73)
Year ended 12/31/2004	19.05	(0.12)	2.90	2.78	—	(2.43)	(2.43)
Year ended 12/31/2003	13.30	(0.10)	5.85	5.75	—	—	—
Year ended 12/31/2002	15.74	(0.07)	(2.37)	(2.44)	—	—	—

RS Small Cap Core Equity Fund
(Class B)
Six months ended 6/30/07[1]	$15.80	$(0.04)	$1.80	$1.76	$—	$—	$—
Year ended 12/31/2006	14.94	(0.28)	2.50	2.22	—	(1.36)	(1.36)
Year ended 12/31/2005	17.94	(0.25)	(0.02)	(0.27)	—	(2.73)	(2.73)
Year ended 12/31/2004	17.93	(0.27)	2.71	2.44	—	(2.43)	(2.43)
Year ended 12/31/2003	12.64	(0.24)	5.53	5.29	—	—	—
Year ended 12/31/2002	15.10	(0.20)	(2.26)	(2.46)	—	—	—

RS Small Cap Core Equity Fund
(Class C)
Six months ended 6/30/07[1]	$15.68	$0.01	$1.75	$1.76	$—	$—	$—
Year ended 12/31/2006	14.81	(0.18)	2.41	2.23	—	(1.36)	(1.36)
Year ended 12/31/2005	17.80	(0.17)	(0.09)	(0.26)	—	(2.73)	(2.73)
Year ended 12/31/2004	17.83	(0.26)	2.66	2.40	—	(2.43)	(2.43)
Year ended 12/31/2003	12.59	(0.27)	5.51	5.24	—	—	—
Year ended 12/31/2002	15.07	(0.22)	(2.26)	(2.48)	—	—	—

RS Small Cap Core Equity Fund
(Class K)
Six months ended 6/30/07[1]	$17.36	$0.05	$1.93	$1.98	$—	$—	$—
Year ended 12/31/2006	16.16	(0.10)	2.66	2.56	—	(1.36)	(1.36)
Year ended 12/31/2005	19.05	(0.07)	(0.09)	(0.16)	—	(2.73)	(2.73)
Year ended 12/31/2004	18.79	(0.16)	2.85	2.69	—	(2.43)	(2.43)
Year ended 12/31/2003	13.15	(0.14)	5.78	5.64	—	—	—
Year ended 12/31/2002	15.62	(0.11)	(2.36)	(2.47)	—	—	—

RS Small Cap Core Equity Fund (Class Y)
Period From 5/2/07[3] to 6/30/07[1]	$19.44	$0.02	$0.45	$0.47	$—	$—	$—

See notes to Financial Highlights on page 59.
The accompanying notes are an integral part of these financial statements.

54	Call 1.800.766.FUND

Financial Information (continued)

Financial Highlights (continued) Six-month and period-ended numbers are unaudited

	Net Asset Value, End of Period	Total Return[7]	Net Assets, End of Period (000s)	Net Ratio of Expenses to Average Net Assets[2]	Expenses Waived	Gross Ratio of Expenses to Average Net Assets	Net Ratio of Net Investment Income/ (Loss) to Average Net Assets[2]	Gross Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate

RS Small Cap Core Equity Fund
(Class A)
Six months ended 6/30/07[1]	$19.98	11.62%	$157,052	1.20%	0.01%	1.21%	0.89%	0.88%	74%
Year ended 12/31/2006	17.90	16.90%	143,972	1.27%	—	1.27%	(0.28)%	(0.28)%	136%
Year ended 12/31/2005	16.58	(0.15)%	132,246	1.25%	—	1.25%	(0.20)%	(0.20)%	124%
Year ended 12/31/2004	19.40	14.74%	181,068	1.21%	—	1.21%	(0.67)%	(0.67)%	127%
Year ended 12/31/2003	19.05	43.23%	160,049	1.27%	—	1.27%	(0.67)%	(0.67)%	105%
Year ended 12/31/2002	13.30	(15.50)%	111,803	1.25%	—	1.25%	(0.45)%	(0.45)%	108%

RS Small Cap Core Equity Fund
(Class B)
Six months ended 6/30/07[1]	$17.56	11.14%	$7,366	2.09%	0.01%	2.10%	(0.04)%	(0.05)%	74%
Year ended 12/31/2006	15.80	15.63%	7,852	2.39%	—	2.39%	(1.43)%	(1.43)%	136%
Year ended 12/31/2005	14.94	(1.21)%	12,971	2.21%	—	2.21%	(1.19)%	(1.19)%	124%
Year ended 12/31/2004	17.94	13.76%	23,574	2.13%	—	2.13%	(1.59)%	(1.59)%	127%
Year ended 12/31/2003	17.93	41.85%	22,989	2.21%	—	2.21%	(1.61)%	(1.61)%	105%
Year ended 12/31/2002	12.64	(16.29)%	17,189	2.19%	—	2.19%	(1.40)%	(1.40)%	108%

RS Small Cap Core Equity Fund
(Class C)
Six months ended 6/30/07[1]	$17.44	11.22%	$11,838	1.97%	0.01%	1.98%	0.11%	0.10%	74%
Year ended 12/31/2006	15.68	15.84%	10,649	2.22%	—	2.22%	(1.22)%	(1.22)%	136%
Year ended 12/31/2005	14.81	(1.16)%	9,536	2.23%	—	2.23%	(1.13)%	(1.13)%	124%
Year ended 12/31/2004	17.80	13.62%	9,757	2.23%	—	2.23%	(1.69)%	(1.69)%	127%
Year ended 12/31/2003	17.83	41.62%	8,092	2.39%	—	2.39%	(1.79)%	(1.79)%	105%
Year ended 12/31/2002	12.59	(16.46)%	5,824	2.40%	—	2.40%	(1.60)%	(1.60)%	108%

RS Small Cap Core Equity Fund
(Class K)
Six months ended 6/30/07[1]	$19.34	11.41%	$17,445	1.60%	0.10%	1.70%	0.50%	0.40%	74%
Year ended 12/31/2006	17.36	16.58%	15,227	1.60%	—	1.60%	(0.60)%	(0.60)%	136%
Year ended 12/31/2005	16.16	(0.53)%	12,276	1.58%	—	1.58%	(0.48)%	(0.48)%	124%
Year ended 12/31/2004	19.05	14.47%	12,391	1.52%	—	1.52%	(0.97)%	(0.97)%	127%
Year ended 12/31/2003	18.79	42.89%	9,893	1.55%	—	1.55%	(0.96)%	(0.96)%	105%
Year ended 12/31/2002	13.15	(15.81)%	6,748	1.55%	—	1.55%	(0.75)%	(0.75)%	108%

RS Small Cap Core Equity Fund (Class Y)
Period From 5/2/07[3] to 6/30/07[1]	$19.91	2.42%	$3	1.01%	0.02%	1.03%	0.75%	0.73%	74%

See notes to Financial Highlights on page 59.
The accompanying notes are an integral part of these financial statements.

www.RSinvestments.com	55

Financial Information (continued)

Financial Highlights (continued) Six-month numbers are unaudited

	Net Asset Value, Beginning of Period	Net Investment Income/(Loss)	Net Realized and Unrealized Gain/(Loss)	Total Operations	Distributions From Net Investment Income	Distributions From Net Realized Capital Gains	Total Distributions

RS S&P 500 Index Fund (Class A)
Six months ended 6/30/07[1]	$9.72	$0.08	$0.57	$0.65	$—	$—	$—
Year ended 12/31/2006	8.55	0.14	1.16	1.30	(0.13)	—	(0.13)
Year ended 12/31/2005	8.30	0.11	0.25	0.36	(0.11)	—	(0.11)
Year ended 12/31/2004	7.63	0.12	0.66	0.78	(0.11)	—	(0.11)
Year ended 12/31/2003	6.04	0.08	1.59	1.67	(0.08)	—	(0.08)
Year ended 12/31/2002	7.90	0.10	(1.86)	(1.76)	(0.10)	—	(0.10)

RS S&P 500 Index Fund (Class B)
Six months ended 6/30/07[1]	$9.70	$0.04	$0.57	$0.61	$—	$—	$—
Year ended 12/31/2006	8.54	0.06	1.16	1.22	(0.06)	—	(0.06)
Year ended 12/31/2005	8.28	0.05	0.26	0.31	(0.05)	—	(0.05)
Year ended 12/31/2004	7.62	0.06	0.66	0.72	(0.06)	—	(0.06)
Year ended 12/31/2003	6.03	0.03	1.59	1.62	(0.03)	—	(0.03)
Year ended 12/31/2002	7.88	0.02	(1.85)	(1.83)	(0.02)	—	(0.02)

RS S&P 500 Index Fund (Class C)
Six months ended 6/30/07[1]	$9.68	$0.03	$0.58	$0.61	$—	$—	$—
Year ended 12/31/2006	8.53	0.06	1.16	1.22	(0.07)	—	(0.07)
Year ended 12/31/2005	8.27	0.05	0.26	0.31	(0.05)	—	(0.05)
Year ended 12/31/2004	7.61	0.06	0.66	0.72	(0.06)	—	(0.06)
Year ended 12/31/2003	6.03	0.03	1.58	1.61	(0.03)	—	(0.03)
Year ended 12/31/2002	7.88	0.02	(1.85)	(1.83)	(0.02)	—	(0.02)

RS S&P 500 Index Fund (Class K)
Six months ended 6/30/07[1]	$9.70	$0.05	$0.58	$0.63	$—	$—	$—
Year ended 12/31/2006	8.55	0.09	1.17	1.26	(0.11)	—	(0.11)
Year ended 12/31/2005	8.29	0.07	0.26	0.33	(0.07)	—	(0.07)
Year ended 12/31/2004	7.63	0.08	0.66	0.74	(0.08)	—	(0.08)
Year ended 12/31/2003	6.04	0.06	1.59	1.65	(0.06)	—	(0.06)
Year ended 12/31/2002	7.90	0.05	(1.86)	(1.81)	(0.05)	—	(0.05)

See notes to Financial Highlights on page 59.
The accompanying notes are an integral part of these financial statements.

56	Call 1.800.766.FUND

Financial Information (continued)

Financial Highlights (continued) Six-Month numbers are unaudited

	Net Asset Value, End of Period	Total Return[7]	Net Assets, End of Period (000s)	Net Ratio of Expenses to Average Net Assets[2]	Expenses Waived	Gross Ratio of Expenses to Average Net Assets	Net Ratio of Net Investment Income/ (Loss) to Average Net Assets[2]	Gross Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate

RS S&P 500 Index Fund (Class A)
Six months ended 6/30/07[1]	$10.37	6.69%	$140,271	0.53%	0.17%	0.70%	1.44%	1.27%	1%
Year ended 12/31/2006	9.72	15.27%	142,260	0.53%	0.18%	0.71%	1.44%	1.26%	4%
Year ended 12/31/2005	8.55	4.40%	149,719	0.53%	0.18%	0.71%	1.36%	1.18%	4%
Year ended 12/31/2004	8.30	10.30%	145,072	0.53%	0.18%	0.71%	1.50%	1.32%	1%
Year ended 12/31/2003	7.63	27.78%	129,228	0.53%	0.25%	0.78%	1.26%	1.01%	4%
Year ended 12/31/2002	6.04	(22.35)%	100,129	0.53%	0.13%	0.68%	1.03%	0.90%	10%

RS S&P 500 Index Fund (Class B)
Six months ended 6/30/07[1]	$10.31	6.29%	$12,769	1.28%	0.24%	1.52%	0.69%	0.45%	1%
Year ended 12/31/2006	9.70	14.33%	12,664	1.28%	0.44%	1.72%	0.69%	0.25%	4%
Year ended 12/31/2005	8.54	3.75%	12,913	1.28%	0.43%	1.71%	0.60%	0.17%	4%
Year ended 12/31/2004	8.28	9.40%	13,394	1.28%	0.45%	1.73%	0.75%	0.30%	1%
Year ended 12/31/2003	7.62	26.94%	12,070	1.28%	0.61%	1.89%	0.51%	(0.10)%	4%
Year ended 12/31/2002	6.03	(23.22)%	8,472	1.28%	0.52%	1.80%	0.33%	(0.19)%	10%

RS S&P 500 Index Fund (Class C)
Six months ended 6/30/07[1]	$10.29	6.30%	$11,238	1.28%	0.24%	1.52%	0.69%	0.45%	1%
Year ended 12/31/2006	9.68	14.31%	10,472	1.28%	0.47%	1.75%	0.70%	0.23%	4%
Year ended 12/31/2005	8.53	3.76%	9,370	1.28%	0.48%	1.76%	0.61%	0.13%	4%
Year ended 12/31/2004	8.27	9.41%	9,842	1.28%	0.49%	1.77%	0.74%	0.25%	1%
Year ended 12/31/2003	7.61	26.77%	8,796	1.28%	0.67%	1.95%	0.51%	(0.16)%	4%
Year ended 12/31/2002	6.03	(23.21)%	6,175	1.28%	0.57%	1.85%	0.33%	(0.24)%	10%

RS S&P 500 Index Fund (Class K)
Six months ended 6/30/07[1]	$10.33	6.49%	$19,547	0.93%	0.33%	1.26%	1.04%	0.71%	1%
Year ended 12/31/2006	9.70	14.76%	17,304	0.93%	0.22%	1.15%	1.05%	0.83%	4%
Year ended 12/31/2005	8.55	4.05%	13,074	0.93%	0.19%	1.12%	0.96%	0.77%	4%
Year ended 12/31/2004	8.29	9.72%	10,244	0.93%	0.16%	1.09%	1.13%	0.97%	1%
Year ended 12/31/2003	7.63	27.31%	7,594	0.93%	0.21%	1.14%	0.86%	0.65%	4%
Year ended 12/31/2002	6.04	(23.00)%	5,722	0.93%	0.10%	1.03%	0.68%	0.58%	10%

See notes to Financial Highlights on page 59.
The accompanying notes are an integral part of these financial statements.

www.RSinvestments.com	57

Financial Information (continued)

Financial Highlights (continued) Six-month numbers are unaudited

	Net Asset Value, Beginning of Period	Net Investment Income/(Loss)	Net Realized and Unrealized Gain/(Loss)	Total Operations	Distributions From Net Investment Income	Distributions From Net Realized Capital Gains	Total Distributions

RS Asset Allocation Fund (Class A)
Six months ended 6/30/07[1]	$13.14	$—	$0.76	$0.76	$—	$—	$—
Year ended 12/31/2006	11.84	0.16	1.40	1.56	(0.26)	—	(0.26)
Year ended 12/31/2005	11.43	0.14	0.31	0.45	(0.04)	—	(0.04)
Year ended 12/31/2004	10.63	0.16	0.88	1.04	(0.24)	—	(0.24)
Year ended 12/31/2003	8.45	0.14	2.20	2.34	(0.16)	—	(0.16)
Year ended 12/31/2002	10.84	0.17	(2.38)	(2.21)	(0.18)	—	(0.18)

RS Asset Allocation Fund (Class B)
Six months ended 6/30/07[1]	$13.05	$(0.08)	$0.78	$0.70	$—	$—	$—
Year ended 12/31/2006	11.76	0.04	1.38	1.42	(0.13)	—	(0.13)
Year ended 12/31/2005	11.40	0.03	0.33	0.36	—	—	—
Year ended 12/31/2004	10.57	0.06	0.87	0.93	(0.10)	—	(0.10)
Year ended 12/31/2003	8.41	0.05	2.18	2.23	(0.07)	—	(0.07)
Year ended 12/31/2002	10.77	0.09	(2.37)	(2.28)	(0.08)	—	(0.08)

RS Asset Allocation Fund (Class C)
Six months ended 6/30/07[1]	$13.02	$(0.05)	$0.75	$0.70	$—	$—	$—
Year ended 12/31/2006	11.75	0.03	1.39	1.42	(0.15)	—	(0.15)
Year ended 12/31/2005	11.41	0.01	0.33	0.34	—	—	—
Year ended 12/31/2004	10.56	0.04	0.88	0.92	(0.07)	—	(0.07)
Year ended 12/31/2003	8.39	0.02	2.19	2.21	(0.04)	—	(0.04)
Year ended 12/31/2002	10.77	0.05	(2.38)	(2.33)	(0.05)	—	(0.05)

RS Asset Allocation Fund (Class K)
Six months ended 6/30/07[1]	$13.08	$(0.03)	$0.76	$0.73	$—	$—	$—
Year ended 12/31/2006	11.83	0.11	1.38	1.49	(0.24)	—	(0.24)
Year ended 12/31/2005	11.42	0.09	0.33	0.42	(0.01)	—	(0.01)
Year ended 12/31/2004	10.60	0.11	0.89	1.00	(0.18)	—	(0.18)
Year ended 12/31/2003	8.43	0.09	2.19	2.28	(0.11)	—	(0.11)
Year ended 12/31/2002	10.82	0.13	(2.39)	(2.26)	(0.13)	—	(0.13)

See notes to Financial Highlights on page 59.
The accompanying notes are an integral part of these financial statements.

58	Call 1.800.766.FUND

Financial Information (continued)

Financial Highlights (continued) Six-month numbers are unaudited

	Net Asset Value, End of Period	Total Return[7]	Net Assets, End of Period (000s)	Net Ratio of Expenses to Average Net Assets[2]	Expenses Waived	Gross Ratio of Expenses to Average Net Assets	Net Ratio of Net Investment Income/ (Loss) to Average Net Assets[2]	Gross Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate

RS Asset Allocation Fund (Class A)
Six months ended 6/30/07[1]	$13.90	5.78%	$89,759	0.32%	0.87%	1.19%	(0.06)%	(0.93)%	0%
Year ended 12/31/2006	13.14	13.30%	91,707	0.37%	0.85%	1.24%[6]	1.12%	0.27%	1%
Year ended 12/31/2005	11.84	3.91%	97,665	0.40%	0.80%	0.85%[6]	1.05%	0.25%	3%
Year ended 12/31/2004	11.43	9.84%	111,486	0.41%	0.76%	0.86%[6]	1.30%	0.54%	0%
Year ended 12/31/2003	10.63	27.87%	118,988	0.43%	0.77%	0.92%[5,6]	1.25%	0.48%	0%
Year ended 12/31/2002	8.45	(20.64)%	110,593	0.42%	0.73%	0.89%[5,6]	1.60%	0.87%	4%

RS Asset Allocation Fund (Class B)
Six months ended 6/30/07[1]	$13.75	5.36%	$13,063	1.12%	0.87%	1.98%	(0.86)%	(1.73)%	0%
Year ended 12/31/2006	13.05	12.15%	15,850	1.25%	0.85%	2.12%[6]	0.19%	(0.66)%	1%
Year ended 12/31/2005	11.76	3.16%	21,200	1.23%	0.80%	1.69%[6]	0.16%	(0.64)%	3%
Year ended 12/31/2004	11.40	8.83%	29,226	1.23%	0.76%	1.68%[6]	0.46%	(0.30)%	0%
Year ended 12/31/2003	10.57	26.65%	32,863	1.27%	0.77%	1.75%[5,6]	0.43%	(0.34)%	0%
Year ended 12/31/2002	8.41	(21.31)%	29,064	1.25%	0.73%	1.71%[5,6]	0.78%	0.05%	4%

RS Asset Allocation Fund (Class C)
Six months ended 6/30/07[1]	$13.72	5.38%	$10,046	1.07%	0.87%	1.93%	(0.81)%	(1.68)%	0%
Year ended 12/31/2006	13.02	12.15%	9,594	1.32%	0.85%	2.20%[6]	0.23%	(0.62)%	1%
Year ended 12/31/2005	11.75	2.98%	8,486	1.37%	0.80%	1.83%[6]	0.11%	(0.69)%	3%
Year ended 12/31/2004	11.41	8.68%	8,431	1.42%	0.76%	1.87%[6]	0.35%	(0.41)%	0%
Year ended 12/31/2003	10.56	26.39%	7,857	1.51%	0.77%	2.00%[5,6]	0.19%	(0.58)%	0%
Year ended 12/31/2002	8.39	(21.70)%	6,470	1.50%	0.73%	1.97%[5,6]	0.58%	(0.15)%	4%

RS Asset Allocation Fund (Class K)
Six months ended 6/30/07[1]	$13.81	5.58%	$13,430	0.77%	0.87%	1.63%	(0.51)%	(1.38)%	0%
Year ended 12/31/2006	13.08	12.70%	12,285	0.66%	0.85%	1.54%[6]	0.91%	0.06%	1%
Year ended 12/31/2005	11.83	3.67%	10,271	0.68%	0.80%	1.14%[6]	0.84%	0.04%	3%
Year ended 12/31/2004	11.42	9.51%	9,293	0.68%	0.76%	1.13%[6]	1.13%	0.37%	0%
Year ended 12/31/2003	10.60	27.20%	7,859	0.68%	0.77%	1.17%[5,6]	1.04%	0.27%	0%
Year ended 12/31/2002	8.43	(21.05)%	6,126	0.70%	0.73%	1.16%[5,6]	1.39%	0.66%	4%

Distributions reflect actual per-share amounts distributed for the period.
1	Ratios for periods of less than one year have been annualized, except for total return and portfolio turnover rate.
2	Net Ratio of Expenses to Average Net Assets and Net Ratio of Net Investment Income/(Loss) to Average Net Assets include the effect of fee waivers, expense limitations, and custody credits.
3	Commencement of operations.
4	Rounds to less than $0.01 per share.
5	Reflects adjustments made on prior years’ expense waivers.
6	Amounts include the expenses of the underlying Funds, except for investment advisory and distribution fees.
7	Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total return.

The accompanying notes are an integral part of these financial statements.

www.RSinvestments.com	59

Notes to Financial Statements (unaudited)

RS Investment Trust (the “Trust”), a Massachusetts business trust organized on May 11, 1987, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. These financial statements relate to four series offered by the Trust: RS Core Equity Fund, RS Small Cap Core Equity Fund, RS S&P 500 Index Fund and RS Asset Allocation Fund (each a “Fund,” collectively the “Funds”). All of the Funds are registered as diversified funds.

All of the Funds offer Class A, B, C and K shares. Effective May 1, 2007, RS Core Equity Fund and RS Small Cap Core Equity Fund offer Class Y shares. The classes differ principally in their respective applicable sales charges and expenses. In general, all classes of shares have identical rights to earnings, assets and voting privileges, except for class-specific expenses and exclusive voting rights with respect to matters affecting only individual classes.

Note 1 Significant Accounting Policies

The following policies are in conformity with accounting principles generally accepted in the United States of America. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

a. Investment Valuations Marketable securities are valued at the last reported sale price on the principal exchange or market on which they are traded; or, if there were no sales that day, at the mean between the closing bid and asked prices. Securities traded on the Nasdaq Stock Market, Inc. (“Nasdaq”) are generally valued at the Nasdaq official closing price, which may not be the last sale price. If the Nasdaq official closing price is not available for a security, that security will generally be valued using the last reported sale price, or, if no sales are reported, at the mean between the closing bid and asked prices. Short-term investments that will mature in 60 days or less are valued at amortized cost, which approximates market value. Repurchase agreements are carried at cost. Foreign securities are valued in the currencies of the markets where they trade and then converted to U.S. dollars using the prevailing exchange rates at the close of the New York Stock Exchange (NYSE). Investments by a Fund in open-end management investment companies that are registered under the 1940 Act are valued based upon the net asset values of such investment companies.

Securities for which market quotations are not readily available or for which market quotations may be unreliable are valued at their fair values as determined in accordance with the guidelines and procedures adopted by the Funds’ Board of Trustees.

Securities whose values have been materially affected by events occurring before the Funds’ valuation time but after the close of the securities’ principal exchange or market may be fair valued using methods approved by the Board of Trustees. In addition, if there has been a movement in the U.S. markets that exceeds a specified threshold or there is a foreign market holiday on a day when the NYSE is open, the values of a Fund’s investments in foreign securities generally will be determined by a pricing service using pricing models designed to estimate likely changes in the values of those securities.

In their normal course of business, some of the Funds may invest a significant portion of their assets in companies concentrated within a number of industries. Accordingly, the performance of these Funds may be subject to a greater risk of market fluctuation than that of a fund invested in a wider spectrum of market or industrial sectors.

b. Federal Income Taxes The Funds intend to continue complying with the requirements of the Internal Revenue Code to qualify as regulated investment companies, and to distribute all net investment income and realized net capital gains, if any, to shareholders. Therefore, the Funds do not expect to be subject to income tax, and no provision for such tax has been made.

From time to time, however, a Fund may choose to pay an excise tax where the cost of making the required distribution exceeds the amount of the tax.

c. Securities Transactions Securities transactions are accounted for on the date securities are purchased or sold (trade date). Realized gains or losses on securities transactions are determined on the basis of specific identification.

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d. Foreign Currency Translation The accounting records of the Funds are maintained in U.S. dollars. Investment securities and all other assets and liabilities of the Funds denominated in a foreign currency are generally translated into U.S. dollars at the exchange rates quoted at the close of the New York Stock Exchange on each business day. Purchases and sales of securities, income receipts, and expense payments are translated into U.S. dollars at the exchange rates in effect on the dates of the respective transactions. The Funds do not isolate the portion of the fluctuations on investments resulting from changes in foreign currency exchange rates from the fluctuations in market prices of investments held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

e. Futures Contracts RS Asset Allocation Fund and RS S&P 500 Index Fund may enter into financial futures contracts. In entering into such contracts, the Funds are required to deposit with the broker either in cash or securities an amount equal to a certain percentage of the contract amount. Subsequent payments are made or received by the Funds each day, depending on the daily fluctuations in the value of the contracts, and are recorded for financial statement purposes as variation margins paid or received by the Funds. The daily changes in the variation margin are recognized as unrealized gains or losses by the Funds. The Funds may not achieve the anticipated benefits of the financial futures contracts and may realize a loss.

f. Investment Income Dividend income is generally recorded on the ex-dividend date. Interest Income, which includes accretion/discount, is accrued and recorded daily.

In calculating net asset value per share for each class, investment income, realized and unrealized gains and losses and expenses other than class specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

g. Expenses Many expenses of the Trust can be directly attributed to a specific Fund. Expenses that cannot be directly attributed to a specific Fund are apportioned among all the series in the Trust, based on relative net assets.

h. Custody Credits The Funds have entered into an arrangement with their custodian whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the Funds’ expenses. During the period, under this arrangement, custodian fees were reduced as per the table below. The Funds could have employed the uninvested assets to produce income in the Funds if the Funds had not entered into such an arrangement.

Fund	Custody Credits

RS Core Equity	$132

RS Small Cap Core Equity	6,540

RS S&P 500 Index	518

RS Asset Allocation	1,536

i. Distributions to Shareholders Dividends from net investment income and net realized capital gains, if any, will be declared and paid at least annually. Dividends to shareholders are recorded on the ex-dividend date.

j. Capital Accounts Due to the timing of dividend distributions and the differences in accounting for income and realized gains/(losses) for financial statement and federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains/(losses) were recorded by the Funds.

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Notes to Financial Statements (unaudited) (continued)

k. Temporary Borrowings The Funds, with other funds managed by the same adviser, share in a $75 million committed revolving credit/overdraft protection facility from PNC Bank for temporary purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Interest is calculated based on the market rates at the time of borrowing; all the funds that are parties to the facility share in a commitment fee that is allocated among the funds on the basis of their respective sizes. Each Fund may borrow up to the lesser of one-third of its total assets (including amounts borrowed) or any lower limit defined in the Fund’s Statement of Additional Information or the Prospectus.

Fund	Amount Outstanding at 06/30/07	Average Borrowing*	Average Interest Rate (%)

RS Core Equity	—	$7,743	5.75%

RS Small Cap Core Equity	—	—	—

RS S&P 500 Index	—	—	—

RS Asset Allocation	—	—	—

* For the six months ended June 30, 2007.

Note 2 Capital Shares

a. Transactions The Funds have authorized an unlimited number of shares of beneficial interest with no par value. Transactions in capital shares for the Funds are shown below and on the next two pages.

Transactions in Capital Shares
(See Note 2a)

		RS Core Equity

	For the Six Months Ended 06/30/07		For the Year Ended 12/31/06

Class A	Shares	Amount	Shares	Amount

Shares Sold	610,225	$24,288,671	1,324,871	$45,051,239
Shares Reinvested	—	—	296,643	9,758,147
Shares Redeemed	(1,773,623)	(69,906,009)	(5,121,253)	(174,826,904)

Net Decrease	(1,163,398)	$(45,617,338)	(3,499,739)	$(120,017,518)
Class B

Shares Sold	16,313	$616,589	33,562	$1,100,158
Shares Redeemed	(249,299)	(9,451,408)	(1,199,575)	(38,751,936)

Net Decrease	(232,986)	$(8,834,819)	(1,166,013)	$(37,651,778)
Class C

Shares Sold	22,475	$858,751	33,974	$1,075,709
Shares Redeemed	(4,416)	(163,433)	(7,593)	(236,770)

Net Increase	18,059	$695,318	26,381	$838,939
Class K

Shares Sold	22,352	$885,945	34,919	$1,175,113
Shares Reinvested	—	—	756	23,602
Shares Redeemed	(10,088)	(402,297)	(18,907)	(638,532)

Net Increase	12,264	$483,648	16,768	$560,183
Class Y

Shares Sold	9,849	$396,853	—	$—
Shares Redeemed	—(a )	—	—	—

Net Increase	9,849	$396,853	—	$—

(a) Less than one share

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Transactions in Capital Shares (continued)

		RS Small Cap Core Equity Fund

	For the Six Months Ended 06/30/07		For the Year Ended 12/31/06

Class A	Shares	Amount	Shares	Amount

Shares Sold	741,212	$14,192,756	1,628,405	$29,366,913
Shares Reinvested	—	—	636,058	10,647,784
Shares Redeemed	(923,442)	(17,579,596)	(2,201,148)	(38,592,193)

Net Increase/(Decrease)	(182,230)	$(3,386,840)	63,315	$1,422,504
Class B

Shares Sold	17,938	$298,507	30,301	$479,676
Shares Reinvested	—	—	45,639	676,106
Shares Redeemed	(95,349)	(1,611,048)	(447,131)	(7,141,269)

Net Decrease	(77,411)	$(1,312,541)	(371,191)	$(5,985,487)
Class C

Shares Sold	9,000	$154,005	3,338	$53,940
Shares Reinvested	—	—	58,475	865,076
Shares Redeemed	(9,167)	(148,371)	(26,644)	(422,945)

Net Increase/(Decrease)	(167)	$5,634	35,169	$496,071
Class K

Shares Sold	54,174	$1,003,808	94,005	$1,608,927
Shares Reinvested	—	—	67,406	1,100,704
Shares Redeemed	(29,241)	(532,445)	(43,814)	(747,521)

Net Increase	24,933	$471,363	117,597	$1,962,110
Class Y

Shares Sold	137	$2,719	—	$—

Net Increase	137	$2,719	—	$—

		RS S&P 500 Index Fund

	For the Six Months Ended 06/30/07		For the Year Ended 12/31/06

Class A	Shares	Amount	Shares	Amount

Shares Sold	215,055	$2,172,376	330,211	$2,974,712
Shares Reinvested	—	—	214,585	1,967,887
Shares Redeemed	(1,327,007)	(13,498,840)	(3,412,064)	(31,329,250)

Net Decrease	(1,111,952)	$(11,326,464)	(2,867,268)	$(26,386,651)
Class B

Shares Sold	9,108	$91,025	34,823	$308,881
Shares Reinvested	—	—	8,566	78,194
Shares Redeemed	(76,482)	(762,740)	(250,453)	(2,213,533)

Net Decrease	(67,374)	$(671,715)	(207,064)	$(1,826,458)
Class C

Shares Sold	25,609	$260,099	17,793	$159,950
Shares Reinvested	—	—	7,685	70,870
Shares Redeemed	(15,429)	(153,082)	(42,609)	(377,896)

Net Increase/(Decrease)	10,180	$107,017	(17,131)	$(147,076)
Class K

Shares Sold	200,193	$1,992,676	327,398	$2,954,063
Shares Reinvested	—	—	19,730	183,840
Shares Redeemed	(91,991)	(901,813)	(92,283)	(827,713)

Net Increase	108,202	$1,090,863	254,845	$2,310,190

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Notes to Financial Statements (unaudited) (continued)

Transactions in Capital Shares (continued)

		RS Asset Allocation Fund

	For the Six Months Ended 06/30/07		For the Year Ended 12/31/06

Class A	Shares	Amount	Shares	Amount

Shares Sold	296,016	$3,990,848	554,796	$6,831,947
Shares Reinvested	—	—	149,217	1,837,916
Shares Redeemed	(818,590)	(11,032,793)	(1,968,631)	(24,559,955)

Net Decrease	(522,574)	$(7,041,945)	(1,264,618)	$(15,890,092)
Class B

Shares Sold	20,321	$270,973	47,395	$587,493
Shares Reinvested	—	—	13,524	167,482
Shares Redeemed	(284,956)	(3,827,892)	(649,794)	(7,909,173)

Net Decrease	(264,635)	$(3,556,919)	(588,875)	$(7,154,198)
Class C

Shares Sold	5,082	$66,408	19,943	$248,875
Shares Reinvested	—	—	8,762	112,096
Shares Redeemed	(9,952)	(131,292)	(13,869)	(170,257)

Net Increase/(Decrease)	(4,870)	$(64,884)	14,836	$190,714
Class K

Shares Sold	49,150	$657,991	112,284	$1,376,974
Shares Reinvested	—	—	17,709	220,990
Shares Redeemed	(15,713)	(209,687)	(59,239)	(731,712)

Net Increase	33,437	$448,304	70,754	$866,252

Note 3 Transactions with Affiliates

a. Advisory Fees and Expense Limitation Under the terms of the advisory agreement, which is reviewed and approved annually by the Board of Trustees, the Funds pay RS Investment Management Co. LLC (“RS Investments”), an investment advisory fee calculated at an annual rate of the average daily net assets of the Funds as disclosed below:

Fund	Investment Advisory Percentage

RS Core Equity	0.50%

RS Small Cap Core Equity	0.75%

RS S&P 500 Index	0.25%

RS Asset Allocation	0.65%

RS Investments has agreed to waive the advisory fee with regard to the portion of the RS Asset Allocation Fund’s assets that are invested in other Funds managed by RS Investments. In addition, RS Investments has agreed, through December 31, 2009, that it will not receive, with regard to the portion of the RS Asset Allocation Fund’s portfolio that is invested directly in securities, annual advisory fees in excess of 0.50%.

Pursuant to a Sub-Administration and Accounting Services Agreement, Guardian Investor Services (“GIS”), which holds a majority interest in RS Investments, has the right to receive fees from RS Investments at an annual rate of the average daily net assets of each Fund listed below at the following annual rates:

Fund	Annual Fee Rate

RS Core Equity Fund	0.052%

RS Small Cap Core Equity Fund	0.078%

Pursuant to a Sub-Administration and Accounting Services Agreement, GIS has the right to receive fees from RS Investments at an annual rate of the average daily net assets of each Fund listed below at the following annual rates:

Fund	Annual Fee Rate

RS Asset Allocation Fund	0.4750%

RS S&P 500 Index Fund	0.2375%

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Expense limitations have been imposed pursuant to a written agreement between RS Investments and the Trust in effect through December 31, 2009, to limit certain Funds’ total annual fund operating expenses (excluding interest expenses associated with reverse repurchase agreements and securities lending) from exceeding the following rates:

	Expense Limitation
Fund	Class A	Class B	Class C	Class K

RS Core Equity	0.93%	2.05%	2.04%	1.28%

RS Small Cap Core Equity	1.27%	2.41%	2.22%	1.60%

RS S&P 500 Index	0.53%	1.28%	1.28%	0.93%

RS Asset Allocation	1.09%	1.99%	2.06%	1.38%

RS Investments does not intend to recoup any waived advisory fees from a prior year under expense limitations then in effect for a Fund.

Park Avenue Securities LLC (“PAS”), a wholly-owned subsidiary of The Guardian Insurance & Annuity Company, Inc. (“GIAC”) and an affiliate of GIS, which holds a majority interest in RS Investments, distributes the Funds’ shares as a retail broker-dealer. For the six months ended June 30, 2007, PAS received $875,363 from GIS as compensation for its services.

The Funds have entered into an Underwriting Agreement with GIS pursuant to which GIS serves as the principal underwriter for shares of the Funds.

For the six months ended June 30, 2007, aggregate front-end sales charges for the sale of Class A shares paid to GIS were as follows:

Fund	Commissions

RS Core Equity	$23,123

RS Small Cap Core Equity	4,850

RS S&P 500 Index	1,969

RS Asset Allocation	2,738

GIS is entitled to retain any contingent deferred sales load (“CDSL”) imposed on certain Class B, Class C and Class K share redemptions. For the six months ended June 30, 2007, GIS received CDSL charges as follows:

Fund	Amount

RS Core Equity	$11,139

RS Small Cap Core Equity	5,093

RS S&P 500 Index	4,961

RS Asset Allocation	7,060

b. Compensation of Trustees and Officers Trustees and officers of the Funds who are interested persons of RS Investments, as defined in the 1940 Act, receive no compensation from the Funds for acting as such. Trustees of the Funds who are not interested persons of RS Investments (“disinterested Trustees”) receive compensation and reimbursement of expenses.

Under a Deferred Compensation Plan (the “Plan”) a disinterested Trustee may elect to defer receipt of all, or a portion, of his or her annual compensation. The amount of a Fund’s deferred compensation obligation to a Trustee is determined by adjusting the amount of the deferred compensation to reflect the investment return of one or more RS Funds designated for the purpose by the Trustee. A Fund may cover its deferred compensation obligation to a Trustee by investing in one or more of such designated Funds. Each Fund’s liability for deferred compensation to a Trustee is adjusted periodically to reflect the investment performance of the Funds designated by the Trustee. Deferred amounts remain in a Fund until distributed in accordance with the Plan. Trustees’ fees in the accompanying financial statements include the current fees, either paid in cash or deferred, and the net increase or decrease in the value of the deferred amounts.

c. Distribution Fees The Funds have entered into an agreement with GIS for distribution services with respect to their shares except for Class Y shares and have adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, whose continuance is reviewed annually by the Funds’ Board of Trustees. Under the Plan, GIS is compensated for services in such capacity, including its expenses in connection with the promotion and distribution of shares of each Fund as follows:

Fund	Average Annual Rate	Amount Paid for six months ended 06/30/07

RS Core Equity
Class A	0.25%	$1,007,294
Class B	1.00%	178,961
Class C	1.00%	44,819
Class K	0.65%	40,969

RS Small Cap Core Equity
Class A	0.25%	188,418
Class B	1.00%	38,602
Class C	1.00%	56,009
Class K	0.65%	53,066

RS S&P 500 Index
Class A	0.25%	176,904
Class B	1.00%	62,828
Class C	1.00%	53,450
Class K	0.65%	59,419

RS Asset Allocation
Class A	0.25%	—
Class B	1.00%	54,349
Class C	1.00%	36,512
Class K	0.65%	25,462

RS Investments may perform certain services and incur certain expenses in respect of the promotion of the Funds’ shares and the servicing of shareholder accounts and may be compensated by GIS for those services. In addition to payments under the distribution plan, the Funds reimburse GIS for payments GIS makes to financial intermediaries that provide certain administrative and account maintenance shareholder services. The amount of the reimbursement is calculated in a

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Notes to Financial Statements (unaudited) (continued)

manner approved by the Trustees and is reviewed by the Trustees periodically.

d. Affiliated Issuers If a Fund owns 5% or more of the outstanding voting shares of an issuer, the Fund’s investment represents an investment in an affiliated person as defined by the 1940 Act. A summary of the Funds with transactions in the securities of affiliated issuers for the six-months ended June 30, 2007, is listed below.

Note 4 Federal Income Taxes

a. Distributions to Shareholders The tax character of distributions paid during the years ended December 31, 2006 was as follows:

Fund	Ordinary Income Total	Long-Term Capital Gain Total

RS Core Equity	$10,150,571	$—

RS Small Cap Core Equity	2,140,990	11,419,627

RS S&P 500 Index	2,329,289	—

RS Asset Allocation	2,411,369	—

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Funds, timing differences, and differing characterizations of distributions made by the Funds. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid-in capital. Undistributed net investment income and accumulated undistributed net realized gain/(loss) on investments and foreign currency transactions may include temporary book and tax differences, which will reverse in a subsequent period.

See the chart below for the tax basis of distributable earnings as of December 31, 2006, which is the most recently completed tax year.

Fund	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains/(Loss) Carry Forwards

RS Core Equity	$297,497	$(487,185,254)

RS Small Cap Core Equity	1,506,025	6,452,094

RS S&P 500 Index	111,881	(89,365,755)

RS Asset Allocation	27,194	(51,327,261)

During any particular year, net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Funds if not distributed and, therefore, are normally distributed to shareholders annually.

Affiliated Issuers
(see Note 3d)

Fund	Issuer	Number of Shares Held at Beginning of Period	Gross Additions	Gross Reductions	Number of Shares Held at End of Period	Income	Value
RS Asset Allocation	RS S&P 500 Index Fund, Class A	12,286,351	—	1,078,046	11,208,305	$—	$116,230,123

Capital Loss Carryovers (see Note 4a)				Expiring

Fund	2009	2010	2011	2012	2013	Total

RS Core Equity	$(175,630,569)	$(255,258,469)	$(11,076,797)	$(45,219,419)	$—	$(487,185,254)

RS Small Cap
Core Equity	$—	$—	$—	$—	$—	$—

RS S&P 500 Index	$—	$(89,107,517)	$(155,054)	$—	$(103,184)	$(89,365,755)

RS Asset Allocation	$(36,873,756)	$(14,453,505)	$—	$—	$—	$(51,327,261)

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See the chart on the previous page for capital loss carryovers available to the Funds at December 31, 2006, which is the most recently completed tax year.

During the year ended December 31, 2006, the Funds utilized capital loss carryovers as follows:

Fund	Utilized Captial Loss Carryovers

RS Core Equity	$115,062,819

RS Small Cap Core Equity	—

RS S&P 500 Index	6,741,409

RS Asset Allocation	384,677

Under current income tax law, net capital and currency losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. For the year ended December 31, 2006, the Funds had no such losses.

b. Tax Basis of Investments The cost of investments for federal income tax purposes at June 30, 2007, for each Fund is listed in the chart below. The net unrealized appreciation on investments, which consists of gross unrealized appreciation and depreciation, is also disclosed in the chart below.

Note 5 Investments

a. Investment Purchases and Sales The cost of investments purchased and the proceeds from investments sold (excluding short-term investments) for the six-month period ended June 30, 2007, were as follows:

Fund	Cost of Investments Purchased	Proceeds from Investments Sold

RS Core Equity	$237,790,661	$311,934,365

RS Small Cap Core Equity	136,996,624	143,347,821

RS S&P 500 Index	1,407,781	10,924,929

RS Asset Allocation	—	2,740

b. Repurchase Agreements The collateral for repurchase agreements is either cash or fully negotiable U.S. government securities. Repurchase agreements are fully collateralized (including the interest earned thereon) and such collateral is marked-to-market daily while the agreements remain in force. If the value of the collateral falls below the repurchase price plus accrued interest, the applicable Fund will typically require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults, the applicable Fund maintains the right to sell the collateral and may claim any resulting loss against the seller. At June 30, 2007, all repurchase agreements held by the Funds had been entered into on June 29, 2007.

c. Reverse Repurchase Agreements RS Asset Allocation Fund may enter into reverse repurchase agreements with banks or third party brokerdealers to borrow short-term funds. Interest on the value of reverse repurchase agreements issued and outstanding is based upon competitive market rates at the time of issuance. At the time the RS Asset Allocation Fund enters into a reverse repurchase agreement, the Fund segregates on its books cash, U.S. government securities or liquid, unencumbered securities that are marked-to-market daily. The value of

Tax Cost of Investments (see Note 4b)

Fund	Cost of Investments	Net Unrealized Appreciation on Investments	Gross Unrealized Appreciation	Gross Unrealized Depreciation

RS Core Equity	$738,869,917	$158,525,419	$174,365,598	$(15,840,179)

RS Small Cap Core Equity	171,431,579	20,613,916	25,877,767	(5,263,851)

RS S&P 500 Index	144,797,268	38,969,592	55,663,555	(16,693,963)

RS Asset Allocation	107,405,168	19,127,465	19,512,356	(384,891)

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Notes to Financial Statements (unaudited) (continued)

such segregated assets must be at least equal to the value of the repurchase obligation (principal plus accrued interest), as applicable. Reverse repurchase agreements involve the risk that the buyer of the securities sold by the RS Asset Allocation Fund may be unable to deliver the securities when the Fund seeks to repurchase them. Reverse repurchase agreements may increase fluctuations in the RS Asset Allocation Fund’s net asset value and may be viewed as a form of leverage.

d. Dollar Rolls The RS Asset Allocation Fund may enter into dollar rolls (principally using TBAs) in which the Fund sells mortgage securities for delivery in the current month and simultaneously contracts to repurchase similar securities at an agreed-upon price on a fixed date in a future month. The securities repurchased will bear the same interest rate as those sold, but generally will be collateralized at the time of delivery by different pools of mortgages with different prepayment histories than those securities sold. During the period between the sale and repurchase, the Fund will not be entitled to receive principal and interest payments on the securities sold. The RS Asset Allocation Fund is compensated by the difference between the current sales price and the forward price for the future purchase (often referred to as the “drop”), as well as by the interest earned on the cash proceeds of the initial sale. Dollar roll transactions involve the risk that the buyer of the securities sold by the RS Asset Allocation Fund may be unable to deliver the replacement securities when it is required to do so. Dollar rolls may increase fluctuations the RS Asset Allocation Fund’s net asset value and may be viewed as a form of leverage.

e. Foreign Securities Foreign securities investments involve special risks and considerations not typically associated with those of U.S. origin. These risks include, but are not limited to, revaluation of currencies; adverse political, social, and economic developments; and less reliable information about issuers. Moreover, securities of many foreign companies and markets may be less liquid and their prices more volatile than those of U.S. companies and markets.

Note 6 Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts with their vendors and others that provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds. However, based on experience, the Funds expect the risk of loss to be remote.

Note 7 Legal Matters

On October 6, 2004, RS Investment Management, L.P. (“RSIM L.P.”), the investment adviser to the RS Family of Funds prior to GIS’s acquisition of a majority of the outstanding interests in RS Investments, entered into settlement agreements with the Securities and Exchange Commission (the “SEC”) and the Office of the New York State Attorney General (the “NYAG”). The settlement agreements relate to certain investors’ frequent trading of shares of RS Emerging Growth Fund during 2000 through 2003. In its settlement with the SEC, RSIM L.P. consented to the entry of an order by the SEC (the “SEC Order”) instituting and settling administrative and cease-and-desist proceedings against it.

Under the terms of the settlement agreements, RS Investments has paid disgorgement of $11.5 million and a civil money penalty of $13.5 million for a total payment of $25 million, all of which will be distributed to certain current and former shareholders of certain Funds in a manner to be determined by an independent consultant. The settlement agreement with the NYAG also requires RS Investments to reduce its management fee for certain Funds in the aggregate amount of approximately $5 million over a period of five years. In addition, RS Investments has made a number of undertakings to the SEC and the NYAG relating to compliance, ethics, and legal oversight and mutual fund governance and disclosure.

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G. Randall Hecht, the former co-president of the Trust and the former chairman of the Board of Trustees of the Trust, was also named a respondent in the SEC Order and consented to its entry. As part of the settlement agreement with the SEC, Mr. Hecht agreed, among other things, to pay a civil money penalty, to not serve as a Trustee of the Trust for a period of five years, and to limit his duties with RS Investments (of which he was chairman) for 12 months.

Steven M. Cohen, the former treasurer of the Trust and the former chief financial officer of RS Investments, was also named a respondent in the SEC Order and consented to its entry. As part of the settlement agreement with the SEC, Mr. Cohen agreed to, among other things, a civil money penalty and suspensions from association with any investment adviser or registered investment company for nine months and from serving as an officer or a director of any investment company or investment adviser for an additional two years. In addition, in accordance with the settlements, Mr. Cohen resigned as an officer and employee of RS Investments.

RSIM L.P. and Messrs. Hecht and Cohen neither admit nor deny the findings set forth in the SEC Order, and RSIM L.P. neither admits nor denies the findings in its settlement agreement with the NYAG. A copy of the SEC Order is available on the SEC’s Web site at www.sec.gov, and a copy of the settlement agreement with the NYAG is available on the NYAG’s Web site at www.oag.state.ny.us.

RSIM L.P. and not any of the RS funds will bear all the costs of complying with the settlements, including payments of disgorgement and civil penalties (except those paid by Messrs. Hecht and Cohen individually), and the associated legal fees relating to these regulatory proceedings.

It is possible that these matters and/or related developments may result in increased Fund redemptions and reduced sales of Fund shares, which could result in increased costs and expenses, or may otherwise adversely affect the Funds.

After the announcement of those settlements, three related civil lawsuits commenced. These lawsuits were consolidated into one proceeding in the U.S. District Court for the District of Maryland on April 19, 2005 (In re Mutual Funds Investment Litigation, Case No. 04-MD-15863-JFM). The district court appointed a lead plaintiff, and a consolidated complaint was filed. The consolidated complaint, brought on behalf of a purported class of investors in RS funds between October 6, 1999, and October 5, 2004, seeks compensatory damages and other related relief. The complaint names RS Investments, RS Investment Management, Inc., RSIM L.P., the Trust, and certain current or former Trustees, subadvisers, employees, and officers of the Trust or RSIM L.P. as defendants. It generally tracks the factual allegations made in the SEC and NYAG settlements, including the allegations that fund prospectuses were false and misleading, and alleges a variety of theories for recovery, including, among others, that defendants violated Sections 34(b), 36(a), 36(b), and 48(a) of the 1940 Act and breached fiduciary duties to investors. The consolidated lawsuit further alleges that defendants violated, or caused to be violated, Sections 11, 12(a)(2), and 15 of the Securities Act of 1933 and Sections 10(b) and 20(a) of the Securities Exchange Act of 1934.

On May 27, 2005, the defendants moved to dismiss the consolidated action. On November 3, 2005, the Court issued a ruling dismissing all claims against the Trust. As for the claims against the other RS defendants, the Court dismissed the claims arising under: sections 34(b) and 36(a) of the Investment Company Act of 1940; sections 11, 12(a)(2), and 15 of the Securities Act of 1933; and state law. The Court allowed plaintiffs to proceed against some of the RS defendants with their claims arising under sections 10(b) and 20(a) of the Securities Exchange Act of 1934 and sections 36(b) and 48(a) of the Investment Company Act of 1940. Although initially the Court deferred any ruling on the claims against the named independent trustees, on July 24, 2006, the Court dismissed all remaining claims against the former and current independent trustees of the Trust. The litigation is currently in the discovery phase.

www.RSinvestments.com	69

Notes to Financial Statements (unaudited) (continued)

Additional lawsuits arising out of the same circumstances and presenting similar or different or additional allegations may be filed against the Funds, RS Investments, or their affiliates in the future. RS Investments does not believe that the pending consolidated action will materially affect its ability to continue to provide to the Funds the services it has agreed to provide. It is not possible at this time to predict whether the litigation will have any material adverse effect on any of the Funds.

Note 8 New Accounting Pronouncements

In July 2006, the Financial Accounting Standards Board (FASB) issued FASB Interpretation No. 48, “Accounting for Uncertainty in Income Taxes — an interpretation of FASB Statement No. 109” (“FIN 48”), which clarifies the accounting for uncertainty in tax positions taken or expected to be taken in a tax return. FIN 48 provides guidance on the measurement, recognition, classification and disclosure of tax positions, along with accounting for any related interest and penalties. FIN 48 is effective within the first required financial statement reporting period (semiannual reporting) for fiscal years beginning after December 15, 2006, and is to be applied to all open tax years as of the date of effectiveness. The Trust has concluded that the adoption of FIN 48 did not result in any material impact to the Funds’ Financial Statements, as applied to open tax years ending December 31, 2004 through December 31, 2006.

In September 2006, FASB issued FASB Statement No. 157, “Fair Value Measurement” (“SFAS 157”), which defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. SFAS 157 is effective for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. The Trust believes the adoption of SFAS 157 will have no material impact on its financial statements.

70	Call 1.800.766.FUND

Supplemental Information (unaudited)

Approval of Funds’ Investment Advisory Agreements
The Board of Trustees of RS Investment Trust (the “Trust”), including all of the Trustees who are not interested persons of the Trust or of RS Investments (the “disinterested Trustees”), met in person on April 30, May 3, May 12, and May 24, 2006, to consider approval of an Investment Advisory Agreement between the Funds and RS Investments; a Sub- Advisory, Sub-Administration and Accounting Services Agreement between RS Investments and Guardian Investor Services LLC (“GIS”) with respect to RS Asset Allocation Fund, RS S&P 500 Index Fund, RS Investment Quality Bond Fund, RS Low Duration Bond Fund, RS High Yield Bond Fund, RS Tax Exempt Fund, and RS Cash Management Fund; a Sub-Advisory Contract between RS Investments and UBS Global Asset Management (Americas) Inc. (“UBS”) with respect to RS Large Cap Value Fund; a Sub-Advisory, Sub-Administration and Accounting Services Agreement between RS Investments and Guardian Baillie Gifford Limited (“GBG”) with respect to RS International Growth Fund and RS Emerging Markets Fund; and a Sub-Sub-Investment Advisory Agreement between GBG and Baillie Gifford Overseas Limited (“BGO”) with respect to RS International Growth Fund and RS Emerging Markets Growth Fund (collectively, the “Advisory Agreements”). In all of their deliberations, the disinterested Trustees were advised by their independent counsel, with whom they had additional separate discussions on a number of occasions. In addition, the disinterested Trustees were assisted in their review by third-party consultants, whom the disinterested Trustees retained for purposes of assisting them in their consideration of the Advisory Agreements.

Each of the Funds was newly formed in connection with the proposed reorganization of each of the mutual funds in The Park Avenue Portfolio (the “predecessor funds”) into a corresponding Fund advised by RS Investments and, with respect to a number of the Funds, sub-advised, or sub-subadvised, by GIS, UBS, GBG or BGO. In the course of their deliberations, the Trustees met with representatives of RS Investments and of GIS, who discussed with the Trustees the capabilities of both firms, and what they saw as the complementary capabilities of the two firms in the areas of investment management and distribution/promotion of mutual fund shares.

Representatives of the disinterested Trustees also met with representatives of UBS and BGO. The Trustees considered that it was anticipated that portfolio management personnel of the predecessor funds would continue as the portfolio management personnel of the Funds.

The Trustees considered the fees proposed to be charged by RS Investments to the Funds, and, if applicable, by the sub-advisers to RS Investments or by BGO to GBG, under the Advisory Agreements. The Trustees noted that the fees to be charged to the Funds under the Advisory Agreements were in all cases at least as favorable to the Funds as the fees charged to their predecessor funds. RS Investments furnished information to the Trustees compiled by the third-party consultants based on information from the independent Lipper and Morningstar organizations showing a comparison of RS Investments’ fee rate for each Fund compared to peer mutual funds having similar objectives, strategies, and asset sizes as selected by the third-party consultants. The Trustees also reviewed information from that compilation showing total expenses for the Funds in comparison to the peer funds.

RS Investments stated that each of the Funds would be subject to an expense limitation until December 31, 2009, that would be the same as the expense limitation of the relevant predecessor fund or determined based upon the predecessor fund’s expense ratio as of September 30, 2006. In addition, the Trustees recognized that it was possible the Funds over time could experience reduced expenses both because RS Investments and GIS, as a combined firm, may be in a position to purchase services from third parties for their clients at improved rates and because enhanced distribution capabilities resulting from the combination may result in increases in the sizes of the Funds and possible reduced expenses through economies of scale.

The Trustees noted that, because the Funds would be new Funds and because of the upcoming consolidation of the RS and GIS fund families, it would be appropriate to consider in greater detail in the future whether and to what extent economies of scale might be realized as the Funds grow and whether a reduction in the advisory fees paid by the Funds by means of breakpoints might be appropriate.

The Trustees reviewed performance information for each

www.RSinvestments.com	71

Supplemental Information (unaudited) (continued)

of the predecessor funds for various periods. That review included an examination of comparisons of the performance of the predecessor funds to relevant securities indexes and various peer groups of mutual funds using data from the independent Lipper and Morningstar organizations with respect to various periods, and relative rankings of the predecessor funds compared to peer funds during various periods. The Trustees considered the performance of each predecessor fund over the life of the fund and in recent periods, while also considering its applicable investment objective and strategy and its overall expense ratio. The Trustees noted that the performance information presented to the Trustees showed that most of the predecessor funds were above the median performance among their peers for the three and five-year periods, which the Trustees believed to be most relevant, but that certain funds had less favorable relative performance for other periods. The Trustees also noted that several funds had acceptable, if relatively high, total expense levels. In light of the fact that the Funds were being formed in connection with the broader transaction involving GIS’s proposed acquisition of a majority interest in RS Investments, the Trustees determined to approve the Advisory Agreements for a one-year period (rather than the two-year period allowed under the Investment Company Act of 1940, as amended) in order to give themselves the opportunity to formally reconsider the Funds’ performance and expenses after having observed the Funds and the GIS organization during the Funds’ initial year of operation.

The Trustees considered the nature, extent, and quality of the services to be provided by RS Investments and the sub-advisers. In this regard, the Trustees took into account the experience of the proposed portfolio management teams and the resources available to them generally. After considering all of the information described above, the Trustees unanimously voted to approve the Advisory Agreements, including the advisory fees proposed in connection with that approval, for the one-year period commencing upon the Funds’ commencement of operations.

Portfolio Holdings and Proxy Voting Procedures
The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q is available on the Securities and Exchange Commission’s Web site at http://www.sec.gov. The Funds’ Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. This information is also available, without charge, upon request, by calling toll-free 1-800-766-FUND [3863].

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities, and information regarding how the Funds voted proxies relating to portfolio securities during the 12-month period ended June 30, 2007, are available (i) without charge, upon request, by calling toll-free 1-800-766-FUND [3863]; (ii) on RS Investments’ Web site at http://www.RSinvestments.com; and (iii) on the Securities and Exchange Commission’s Web site at http://www.sec.gov.

72	Call 1.800.766.FUND

RS Funds		24-Hour Account Access
Phone:	1-800-766-FUND (3863)	Phone:	1-800-766-FUND (3863), Option 3
Web:	www.RSinvestments.com	Web:	Enter My Account on RS Investments’
E-mail:	funds@rsinvestments.com		Web site

RS Funds

Fund Name (Date of Inception)	Ticker Symbol (Class A)	Portfolio Manager(s)
RS Emerging Growth Fund (11/30/87)	RSEGX	Steve Bishop, Jim Callinan, Melissa Chadwick-Dunn, Allison Thacker, Scott Tracy
RS Growth Fund (05/12/92)	RSGRX	John Seabern, John Wallace
The Information Age Fund® (11/15/95)	RSIFX	Steve Bishop, Allison Thacker
RS MidCap Opportunities Fund (07/12/95)	RSMOX	John Seabern, John Wallace
RS Select Growth Fund (08/01/96)	RSDGX	Steve Bishop, Jim Callinan, Melissa Chadwick-Dunn, Allison Thacker, Scott Tracy
RS Smaller Company Growth Fund (08/15/96)	RSSGX	Scott Tracy, Bill Wolfenden
RS Value Fund (06/30/93)	RSVAX	MacKenzie Davis, David Kelley, Andy Pilara, Joe Wolf
RS Partners Fund (07/12/95)	RSPFX	MacKenzie Davis, David Kelley, Andy Pilara, Joe Wolf
RS Investors Fund (11/15/05)	RSINX	MacKenzie Davis, David Kelley, Andy Pilara, Joe Wolf
RS Global Natural Resources Fund (11/15/95)	RSNRX	MacKenzie Davis, Andy Pilara, Ken Settles
RS Large Cap Value Fund (02/03/03)*	RLCVX	Thomas Cole, Thomas Digenan, Scott Hazen, John Leonard
RS Core Equity Fund (06/01/72)*	GPAFX	Mani Govil
RS Small Cap Core Equity Fund (05/01/97)*	GPSCX	Matthew Ziehl
RS S&P 500 Index Fund (08/07/00)*	GUSPX	Jonathan Jankus, Stewart Johnson
RS Asset Allocation Fund (02/16/93)*	GUAAX	Jonathan Jankus, Stewart Johnson
RS Equity Dividend Fund (07/31/07)	REDAX	Raymond Anello
RS International Growth Fund (02/16/93)*	GUBGX	R. Robin Menzies
RS Emerging Markets Fund (05/01/97)*	GBEMX	Edward Hocknell
RS Investment Quality Bond Fund (02/16/93)*	GUIQX	Howard Chin, Robert Crimmins
RS Low Duration Bond Fund (07/30/03)*	RLDAX	Howard Chin, Robert Crimmins
RS High Yield Bond Fund (09/01/98)*	GUHYX	Ho Wang
RS Tax-Exempt Fund (02/16/93)*	GUTEX	Alexander Grant, Jr.
RS Money Market Fund (11/03/82)*	GCMXX	Alexander Grant, Jr.

*The date of inception is that of the predecessor Fund.
Refer to the accompanying prospectus for more information, including management fees and expenses associated with an ongoing investment as well as the special risks associated with investing in small and midsized companies; overweighting investments in certain sectors or industries; investing in the technology sector; investing in a more limited number of issuers and sectors; investing internationally; investing in debt securities; and investing in companies in natural resources industries. Please read it carefully before investing.

Important Notice Regarding Delivery of Shareholder Documents
To reduce expenses, we mail only one copy of a Fund’s prospectus and each annual and semiannual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call us at 1-800-766-3863; or if your shares are held through a financial institution, please contact it directly. We will begin sending you individual copies 30 days after receiving your request.
(The information on this page is not part of the Semiannual report.)

388 Market Street San Francisco CA 94111	www.RSinvestments.com	Call 800-766-FUND

EB-015095 (06/07)     SR731_CE

Fixed Income Funds

RS Investment Quality Bond Fund
RS Low Duration Bond Fund
RS High Yield Bond Fund
RS Tax-Exempt Fund
RS Money Market Fund

6.30.07

Class A, B, C and K Shares

RS Funds		24-Hour Account Access
Phone:	1.800.766.FUND (3863)	Phone:	1.800.766.FUND (3863), option 3
Web: E-mail:	www.RSinvestments.com funds@rsinvestments.com	Web:	Enter My Account on RS Investments’ Web site

Performance Update Average Annual Returns as of 06/30/07

	Ticker Symbol	Inception Date	Gross Expenses	Year- to-Date	1 Year	3 Years	5 Years	10 Years	Since Inception

Fixed Income Funds

RS Investment Quality	GUIQX	02/16/93
Bond Fund, Class A
without sales charge			1.01%	0.60%	5.72%	3.62%	4.19%	5.45%	5.34%
with maximum sales charge				-3.19%	1.73%	2.32%	3.39%	5.05%	5.06%

RS Investment Quality	RIQBX	08/07/00
Bond Fund, Class B
without sales charge			1.98%	0.33%	4.94%	2.84%	3.41%	—	4.70%
with sales charge				-2.62%	1.94%	2.23%	3.25%	—	4.70%

RS Investment Quality	RIQCX	08/07/00
Bond Fund, Class C
without sales charge			2.02%	0.33%	4.94%	2.84%	3.42%	—	4.70%
with sales charge				-0.65%	3.94%	2.84%	3.42%	—	4.70%

RS Investment Quality	RIQKX	05/15/01
Bond Fund, Class K
without sales charge			1.39%	0.41%	5.30%	3.20%	3.78%	—	4.47%

RS Low Duration	RLDAX	07/30/03
Bond Fund, Class A
without sales charge			1.45%	1.82%	5.02%	2.82%	—	—	2.46%
with maximum sales charge				-0.51%	2.68%	2.03%	—	—	1.87%

RS Low Duration	RLDBX	07/30/03
Bond Fund, Class B
without sales charge			2.22%	1.44%	4.23%	2.05%	—	—	1.70%
with sales charge				-1.55%	1.23%	1.42%	—	—	1.22%

RS Low Duration	RLDCX	07/30/03
Bond Fund, Class C
without sales charge			2.24%	1.44%	4.23%	2.05%	—	—	1.70%
with sales charge				0.45%	3.23%	2.05%	—	—	1.70%

RS Low Duration	RLDKX	07/30/03
Bond Fund, Class K
without sales charge			1.53%	1.62%	4.60%	2.41%	—	—	2.05%

Performance quoted represents past performance and does not guarantee future results. Performance shown for the Funds includes performance of their predecessor funds for periods prior to October 9, 2006. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. The Funds’ total gross annual operating expense ratios as of the most current prospectus are included in the table above. Class A performance quoted “with maximum sales charge” reflects the current maximum sales charge of 3.75% for RS Investment Quality Bond Fund and 2.25% for RS Low Duration Bond Fund. Please read the prospectus carefully for more information on sales charges as they do not apply in all cases and if applied are reduced for larger purchases. Certain share classes are subject to lower maximum sales charges whether paid at the time of purchase or deferred. The Class B and Class C share performance quoted “with sales charge” takes into account the applicable contingent deferred sales charge (up to 3% for Class B shares, up to 1% for class C shares). There is no sales charge for Class K shares. Any sales charges are in addition to the Funds’ fees and expenses as detailed in the Funds’ most current prospectus. Fees and expenses are factored into the net asset value of your shares and any performance numbers we release. Total return figures for certain Funds reflect expense limitations in effect during the periods shown; without such limitations, the performance shown would have been lower. Performance results assume the reinvestment of dividends and capital gains. The return figures shown do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares. Current and month-end performance information, which may be lower or higher than that cited, is available by contacting RS Investments at 1-800-766-FUND and is periodically updated on our Web site: www.RSinvestments.com.

An investment in a bond fund exposes you to the general risk of investing in debt markets. These risks include interest rate risk, credit risk and prepayment risk. When interest rates rise, bond prices generally fall, and when interest rates fall, bond prices generally rise. Currently, interest rates are at relatively low levels. Please keep in mind that in this kind of environment, the risk that bond prices may fall when interest rates rise is potentially greater. High yield bond investing includes special risks. Investments in lower rated and unrated debt securities are subject to a greater loss of principal and interest than investments in higher rated securities.

Money market funds are neither insured nor guaranteed by the FDIC or any other agency. Although these funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these funds.

This report may be used only when preceded or accompanied by a prospectus. You should carefully consider the investment objectives, risks, charges, and expenses of the RS Funds before making an investment decision. The prospectus contains this and other information—please read it carefully before investing or sending money. Except as noted, numbers are unaudited. To obtain a copy, please call 800-766-FUND or visit www.RSinvestments.com

Distributed by: Guardian Investor Services LLC (GIS), 7 Hanover Square, New York, NY 10004. GIS is a member: FINRA, SIPC.

RS Funds		24-Hour Account Access
Phone:	1.800.766.FUND (3863)	Phone:	1.800.766.FUND (3863), option 3
Web:	www.RSinvestments.com	Web:	Enter My Account on RS Investments’
E-mail:	funds@rsinvestments.com		Web site

Performance Update Average Annual Returns as of 06/30/07

	Ticker Symbol	Inception Date	Gross Expenses	Year- to-Date	1 Year	3 Years	5 Years	10 Years	Since Inception

Fixed Income Funds

RS High Yield Bond	GUHYX	09/01/98
Fund, Class A
without sales charge			1.17%	2.48%	10.55%	7.61%	9.09%	—	5.51%
with maximum sales charge				-1.34%	6.41%	6.27%	8.25%	—	5.05%

RS High Yield Bond	RHYBX	09/01/98
Fund, Class B
without sales charge			2.21%	2.10%	9.58%	6.77%	8.25%	—	4.61%
with sales charge				-0.87%	6.58%	6.18%	8.11%	—	4.61%

RS High Yield Bond	RHYCX	08/07/00
Fund, Class C
without sales charge			2.14%	2.10%	9.58%	6.77%	8.28%	—	5.03%
with sales charge				1.11%	8.58%	6.77%	8.28%	—	5.03%

RS High Yield Bond	RHYKX	05/15/01
Fund, Class K
without sales charge			1.52%	2.28%	10.11%	7.14%	8.66%	—	6.69%

RS Tax-Exempt Fund, Class A	GUTEX	02/16/93
without sales charge			0.91%	-0.56%	4.46%	4.76%	4.68%	5.33%	4.97%
with maximum sales charge				-4.26%	0.56%	3.43%	3.89%	4.92%	4.69%

RS Tax-Exempt Fund, Class C	RETCX	08/07/00
without sales charge			1.91%	-0.93%	3.68%	3.98%	3.90%	—	4.75%
with sales charge				-1.91%	2.68%	3.98%	3.90%	—	4.75%

RS Money Market Fund, Class A	GCMXX	09/13/82
without sales charge			0.92%	2.24%	4.56%	3.12%	2.05%	3.13%	4.88%

RS Money Market Fund, Class B	RMBXX	05/01/96
without sales charge			1.87%	1.86%	3.78%	2.51%	1.59%	2.75%	2.92%
with sales charge				-1.14%	0.78%	1.88%	1.40%	2.75%	2.92%

RS Money Market Fund, Class C	RMCXX	08/07/00
without sales charge			1.71%	1.86%	3.78%	2.51%	1.59%	—	1.83%
with sales charge				0.86%	2.78%	2.51%	1.59%	—	1.83%

RS Money Market Fund, Class K	RMKXX	05/15/01
without sales charge			1.35%	2.04%	4.14%	2.76%	1.75%	—	1.68%

Performance quoted represents past performance and does not guarantee future results. Performance shown for the Funds includes performance of their predecessor funds for periods prior to October 9, 2006. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. The Funds’ total gross annual operating expense ratios as of the most current prospectus are included in the table above. Class A performance quoted “with maximum sales charge” reflects the current maximum sales charge of 3.75% for RS High Yield Bond Fund and RS Tax-Exempt Fund. Please read the prospectus carefully for more information on sales charges as they do not apply in all cases and if applied are reduced for larger purchases. Certain share classes are subject to lower maximum sales charges whether paid at the time of purchase or deferred. The Class B and Class C share performance quoted “with sales charge” takes into account the applicable contingent deferred sales charge (up to 3% for Class B shares, up to 1% for class C shares). There are no sales charges for Class A shares of RS Money Market Fund and Class K of any fund. Any sales charges are in addition to the Funds’ fees and expenses as detailed in the Funds’ most current prospectus. Fees and expenses are factored into the net asset value of your shares and any performance numbers we release. Total return figures for certain Funds reflect expense limitations in effect during the periods shown; without such limitations, the performance shown would have been lower. Performance results assume the reinvestment of dividends and capital gains. The return figures shown do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares. Current and month-end performance information, which may be lower or higher than that cited, is available by contacting RS Investments at 1-800-766-FUND and is periodically updated on our Web site: www.RSinvestments.com.

An investment in a bond fund exposes you to the general risk of investing in debt markets. These risks include interest rate risk, credit risk and prepayment risk. When interest rates rise, bond prices generally fall, and when interest rates fall, bond prices generally rise. Currently, interest rates are at relatively low levels. Please keep in mind that in this kind of environment, the risk that bond prices may fall when interest rates rise is potentially greater. High yield bond investing includes special risks. Investments in lower rated and unrated debt securities are subject to a greater loss of principal and interest than investments in higher rated securities.

Money market funds are neither insured nor guaranteed by the FDIC or any other agency. Although these funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these funds.

This report may be used only when preceded or accompanied by a prospectus. You should carefully consider the investment objectives, risks, charges, and expenses of the RS Funds before making an investment decision. The prospectus contains this and other information—please read it carefully before investing or sending money. Except as noted, numbers are unaudited. To obtain a copy, please call 800-766-FUND or visit www.RSinvestments.com

Distributed by: Guardian Investor Services LLC (GIS), 7 Hanover Square, New York, NY 10004. GIS is a member: FINRA, SIPC.

www.RSinvestments.com	1

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RS Investment Trust (the “Trust”), a Massachusetts business trust, was organized on May 11, 1987. The Trust currently offers twenty-four series. The five series (each a “Fund”, collectively the “Funds”) covered in this report were formerly series (each, a “Predecessor Fund”) of The Park Avenue Portfolio (“the Portfolio”). Effective October 9, 2006, pursuant to an Agreement and Plan of Reorganization (“Agreement and Plan”) dated August 15, 2006, each Predecessor Fund was reorganized into its corresponding Fund in exchange for shares of the RS Fund and the assumption by the RS Fund of all of the identified liabilities of the respective series of the Portfolio. The Guardian Investment Quality Bond Fund was reorganized into the RS Investment Quality Bond Fund, The Guardian Low Duration Bond Fund was reorganized into the RS Low Duration Bond Fund, The Guardian High Yield Bond Fund was reorganized into the RS High Yield Bond Fund, The Guardian Tax-Exempt Fund was reorganized into the RS Tax-Exempt Fund and The Guardian Cash Management Fund was reorganized into the RS Money Market Fund. All Funds are diversified funds.

Except as otherwise specifically stated, all information and portfolio manager commentary, including portfolio security positions, is as of June 30, 2007. The views expressed in the portfolio manager letters are those of the Fund’s portfolio manager(s) and are subject to change without notice. They do not necessarily represent the views of RS Investments or Guardian Investor Services LLC. The letters contain some forward-looking statements providing current expectations or forecasts of future events; they do not necessarily relate to historical or current facts. There can be no guarantee that any forward-looking statement will be realized. We undertake no obligation to publicly update forward-looking statements, whether as a result of new information, future events, or otherwise. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary.

www.RSinvestments.com	3

Highlights

RS Funds Received Four-Star Overall Morningstar Rating™1
(including the effects of sales charges, loads, and redemption fees)

Based on risk-adjusted returns, RS Partners Fund and RS Emerging Markets Fund (Class A Shares) received an Overall Morningstar Rating™ of four stars from Morningstar, a proprietary research firm, as of June 30, 2007.

Morningstar Ratings As of 06/30/07
RS Fund	Overall Morningstar RatingTM
RS Partners Fund (Out of 500 small blend funds)	««««
RS Emerging Markets Fund (Out of 204 diversified emerging markets funds)	««««

Top Decile and Quartile RS Funds2

The following (Class A Shares) RS Funds were ranked in the top decile or quartile of their peer groups by Lipper for the five- and 10-year periods ended June 30, 2007. Rankings are based on total return.

Lipper Rankings As of 06/30/07
RS Fund	Top Decile	Top Quartile
Five-Year

The Information Age Fund®
Number 10 fund out of 237 funds in the science and technology funds category. It also ranked number 35 out of 283 funds for the one-year period, number 115 out of 257 funds for the three-year period, and number 8 fund out of 45 funds for the 10-year period.

✓

RS Partners Fund
Number 3 fund out of 442 funds in the small-cap core funds category. It also ranked number 313 out of 732 funds for the one-year period, number 33 out of 564 funds for the the three-year period, and number 9 fund out of 150 funds for the 10-year period.

✓

RS Value Fund
Number 7 fund out of 177 funds in the mid-cap value funds category. It also ranked number 69 out of 297 funds for the one-year period, number 15 out of 232 funds for the three-year period, and number 48 out of 53 for the 10-year period.

✓

RS Global Natural Resources Fund
Number 14 fund out of 75 funds in the natural resources funds category. It also ranked number 123 out of 132 funds for the one-year period, number 50 out of 94 funds for the three-year period, and number 27 out of 38 funds for the 10-year period.

✓

RS Growth Fund
Number 71 fund out of 338 funds in the multi-cap growth funds category. It also ranked number 168 out of 514 funds for the one-year period, number 116 out of 410 funds for the three-year period, and number 75 out of 132 funds for the 10-year period.

✓

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Lipper Rankings As of 06/30/07
RS Fund	Top Decile	Top Quartile
Five-Year (continued)

RS MidCap Opportunities Fund
Number 45 fund out of 383 funds in the mid-cap growth funds category. It also ranked number 284 out of 608 funds for the one-year period, number 214 out of 485 funds for the three-year period, and number 38 fund out of 159 funds for the 10-year period.

✓

RS Tax-Exempt Fund
Number 34 fund out of 207 funds in the general municipal funds category. It also ranked number 76 out of 236 funds for the one- year period, number 38 out of 221 funds for the three-year period, and number 16 out of 130 for the 10-year period.

✓
10-Year

RS Emerging Markets Fund
Number 15 fund out of 81 funds in the emerging markets funds category. It also ranked number 133 out of 239 funds for the one- year period, number 34 out of 189 for the three-year period, and number 51 out of 159 for the five-year period.

✓

RS Select Growth Fund
Number 34 fund out of 156 funds in the small-cap growth funds category. It also ranked number 195 out of 565 funds for the one-year period, number 436 out of 458 funds for the three-year period, and number 338 out of 380 funds for the 5-year period.

✓

The information contained herein was obtained from sources we believe to be reliable and we have attempted to insure accuracy. Investors relying on information contained herein are encouraged to verify this information directly with the rating agency or through independent sources.

1

© 2006 Morningstar, Inc. All rights reserved. The information contained herein: (1) is proprietary to Morningstar; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete, or timely. Neither Morningstar nor its content providers is responsible for any damages or losses arising from any use of this information. Past performance does not guarantee future results.

Please note, some of the Morningstar proprietary calculations, including the Morningstar Rating™, are not customarily calculated based on adjusted historical returns. The evaluation of this investment does not affect the retail mutual fund data published by Morningstar. For each retail mutual fund with at least three-year history, Morningstar calculates a Morningstar Rating™ based on Morningstar Risk-Adjusted Return measure that accounts for variation in a fund’s monthly performance (including the effects of sales charges, loads, and redemption fees), placing more emphasis on downward variations and rewarding consistent performance. The top 10% of funds in each category receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars and bottom 10% receive 1 star. (Each share class is counted as a fraction of one fund within this scale and rated separately, which may cause slight variations in the distribution percentages.) The Overall Morningstar Rating for a retail mutual fund is derived from a weighted average of the performance figures associated with its three-, five- and ten-year (if applicable) Morningstar Rating metrics. This investment’s independent Morningstar Rating metric is then compared against the retail mutual fund universe breakpoints to determine its hypothetical rating.

RS Partners Fund was rated against the following numbers of U.S.-domiciled Small Blend funds over the following time periods: 500 funds in the last three years, 393 funds in the last five years, and 148 funds in the last 10 years. With respect to these Small Blend funds, RS Partners Fund received a Morningstar Rating of 4 stars, 5 stars, and 4 stars for the three-, five-, and 10-year periods. RS Emerging Markets Fund was rated against the following numbers of U.S.-domiciled Diversified Emerging Markets funds over the following time periods: 204 funds in the last three years, 179 funds in the last five years, and 91 funds in the last 10 years. With respect to these Diversified Emerging Markets funds, RS Emerging Markets Fund received a Morningstar Rating of 3 stars, 3 stars, and 4 stars for the three-, five-, and 10-year periods.

Performance quoted represents past performance and does not guarantee future results.

2

© 2006 REUTERS. Lipper rankings are based on total return with dividends reinvested and do not take into account or reflect sales charges. Lipper, a wholly owned subsidiary of Reuters, is a leading global provider of mutual fund information and analysis to fund companies, financial intermediaries, and media organizations. Lipper clients manage more than 95% of U.S. fund assets. The firm, founded in 1973 and headquartered in New York, tracks 125,000 funds worldwide through its offices in major financial capitals in North America, Europe, and Asia. Read the following restrictions: Information on this page has been sourced from Lipper, a Reuters Company (“Lipper Content”). All such information is protected by copyright: © 2006 REUTERS. All rights reserved. Any copying, republication, or redistribution of Lipper Content is expressly prohibited without the prior written consent of Lipper. Lipper and its parent and affiliated companies will not be liable for any errors or delays in the content or for any actions taken in reliance thereon. LIPPER and the LIPPER Corporate Marks are proprietary trademarks of Lipper, a Reuters Company. For additional information on the other Lipper Services, please visit the Lipper Web site at http://www.lipperweb.com.

Market volatility can affect short-term performance. Favorable ratings do not necessarily indicate positive returns. Please visit www.RSinvestments.com for more information on the RS Funds.

www.RSinvestments.com	5

CEO’s Letter

Terry R. Otton
CEO, RS Investments

June 30, 2007

Dear Fellow Shareholders,

The first six months of the year provided a strong tail-wind for the RS fund family. In fact, each RS equity fund delivered positive returns, and a majority of them outperformed their average Morningstar category peer. The markets were up for the reporting period, and many of our funds were up even more.

Fast forward a few weeks into August and, as I write this letter, the market has taken a decidedly different tone. Subprime loan concerns have rippled through the markets causing investors everywhere to re-evaluate risk.

Our funds were not immune to the market weakness over this more recent period. Overall, our short-term results reflected those of the broader market.

In the face of the market turmoil, our portfolio managers remain steadfast in their focus on the impact this or other potential fallout may have on companies in which they invest. While these developments certainly make their jobs more challenging, the portfolio managers of each Fund believe that the Fund’s holdings continue to be consistent with its objective and strategy, and they will continue to monitor the Fund’s holdings carefully in light of further developments. Overall, our research continues to give us confidence in the fundamental business prospects of the companies in our funds.

We’ve been managing shareholders’ assets for over 21 years and have weathered many market cycles and environments. Our long-term results reflect an adherence to a sound investment process which has been honed by a team of dedicated and passionate investment professionals. As long-term fundamental investors, we believe our experience sets us apart and provides much-needed perspective, particularly in times like these.

In fact, our investment approach has generated meaningful results over the long term. On a relative basis, 73%, 67%, 58% and 69% of RS funds ranked

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in the top half of their peer groups for the 1-, 3-, 5-, and 10-year periods, respectively (according to Morningstar)*. The numbers for RS’ actively managed equity funds are even stronger.

Successful investing requires a sound strategy and, at times, the fortitude to stick with it through thick and thin. We believe that, with RS, you’ve hired the right team as your investment partner to help you reach your long-term goals.

Commitment to Excellence

The long-term performance of the RS funds reflects strength across all areas of our business. We have always believed that if we hire and retain the best people and provide a culture that encourages integrity, passion, and excellence, we would be able to endure the ups and downs of the markets and provide long-term investment excellence. Moreover, we continue to work at getting better at everything we do.

Most recently, we have focused on further strengthening our investment teams. In May, we promoted several long-time analysts to co-managers on the RS Emerging Growth and RS Select Growth Funds and adopted a team approach on the RS MidCap Opportunities, RS Growth, and RS Smaller Company Growth Funds. We also welcomed Christopher Clark to the Growth team as an analyst specializing in healthcare, adding not only depth, but additional breadth to our coverage. Overall, members of the RS Growth team have an average of nearly 14 years of experience in investment management.

We continued to invest in our Value team as well. Experienced analysts Martin Engel, Joseph Mainelli and Clinton Yara joined this year and now bring the team to eleven members strong, averaging nearly 14 years of experience. This team is led by five portfolio managers who have an average of 19 years of experience in the industry.

Similarly, the RS Core team has strengthened both in numbers and depth of talent with the addition of two members this year, Adam Weiner and Sudip Lahiri. This ten-person team averages over 11 years of experience, including an average 17 years at the portfolio-manager level.

RS Investments also offers extensive fixed-income research and investment capability through our sub-adviser, Guardian Investor Services LLC. The Fixed Income Team consists of 28 seasoned investment professionals, including portfolio managers, traders, credit analysts, and quantitative risk-management specialists. Together they bring a wealth of experience and insight to the fixed-income strategies offered by RS Investments.

These significant investments in experienced investment professionals are designed to sustain and build upon the unique advantages the RS investment process provides, and for which you hired us. As fundamental investors, we value experience and believe the strength and depth of our investment teams places RS Investments firmly in the top echelon of the industry.

We are well prepared to help you with your financial planning needs. Financial planning for future retirement, children’s education, etc. requires prudent asset allocation and risk management. As discussed above, our diverse suite of products spans the investment spectrum, providing essential elements of long-term, solution-driven financial strategies.

Product Innovation

In July, we introduced RS Equity Dividend Fund. This new offering seeks to capitalize on the strength of companies which we believe have the potential to grow the dividends they pay to shareholders. The portfolio will be managed by 19-year industry veteran Ray Anello and supported by the experienced RS Core team mentioned above.

This new product is intended to complement the large-cap RS Core Equity Fund and RS Small Cap Core Equity Fund. Investors planning for retirement and seeking current income and long-term growth may want to give RS Equity Dividend Fund a close look.

Our Commitment to Investors

We humbly accept the fiduciary trust you have placed in us and are committed to serving your investment

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CEO’s Letter (continued)

needs with the highest integrity and transparency in everything we do.

For the last 21 years, RS has remained focused on cultivating a culture of excellence and delivering results to our shareholders and clients through exceptional service and long-term performance. We believe our culture is a key factor in our ability to attract and retain experienced professionals who work so diligently and passionately on your behalf.

When you have a moment, please visit our Web site at www.RSinvestments.com. You’ll find useful information aimed at keeping you informed about your investments with us, including bios on our people, performance updates, details about the investments our portfolio managers and employees have in your funds, quarterly investment commentary, portfolio holdings and much more.

On behalf of all of us at RS Investments, we thank you for the trust and confidence you’ve placed in us.

Sincerely,

Terry Otton
Chief Executive Officer

*Not all funds have been in existence for every time period, and performance numbers for some funds include periods before RS Investments became the funds’ investment advisor. © 2007 Morningstar, Inc. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete, or timely. Neither Morningstar nor its content providers is responsible for any damages or losses arising from any use of this information. Past performance does not guarantee future results.

RS Funds (Class A)	Morningstar Category	1-Yr Total Return 06/30/06- 06/30/07 Rank/Count	3-Yr Total Return 06/30/04- 06/30/07 Rank/Count	5-Yr Total Return 06/30/02- 06/30/07 Rank/Count	10-Yr Total Return 06/30/97- 06/30/07 Rank/Count

RS Emerging Growth Fund	Small Growth	185-791	340-645	249-533	53-231

RS Growth Fund	Large Growth	309-1687	129-1426	50-1151	148-471

The Information Age Fund®	Specialty-Technology	33-310	113-283	8-260	7-51

RS Internet Age Fund®	Specialty-Technology	1-310	53-283	6-260	N/A

RS MidCap Opportunities Fund	Mid-Cap Growth	396-983	292-814	82-662	60-269

RS Select Growth Fund	Small Growth	203-791	515-645	394-533	37-231

RS Smaller Company Growth Fund	Small Growth	506-791	383-645	252-533	54-231

RS Value Fund	Mid-Cap Blend	74-473	15-385	8-317	94-132

RS Partners Fund	Small Blend	233-625	36-500	4-393	10-148

RS Investors Fund	Mid-Cap Blend	63-473	N/A	N/A	N/A

RS Global Natural Resources Fund	Specialty-Natural Resources	109-172	50-123	13-91	26-55

RS Core Equity Fund	Large Blend	21-2035	288-1598	633-1237	395-527

RS Small Cap Core Fund	Small Growth	78-791	192-645	157-533	77-231

RS Asset Allocation	Large Blend	1472-2035	1073-1598	710-1237	280-527

RS S&P 500 Index Fund	Large Blend	711-2035	788-1598	543-1237	N/A

RS Large Cap Value Fund	Large Value	613-1346	256-1099	N/A	N/A

RS Emerging Markets Fund	Diversified Emerging Markets	128-258	29-204	45-179	11-91

RS International Growth Fund	Foreign Large Growth	148-222	64-183	91-155	34-60

RS Tax-Exempt Fund	Muni National Long	72-272	32-257	30-244	15-181

RS High Yield Bond Fund	High Yield Bond	212-540	246-463	233-378	N/A

RS Investment Quality Bond Fund	Intermediate-Term Bond	394-1088	396-965	337-796	146-404

RS Low Duration Bond Fund	Short-Term Bond	167-434	174-364	N/A	N/A

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Portfolio Manager Biographies

Our People - A Commitment to Quality

At RS Investments, we believe our people and their processes are what set us apart and differentiate our family of funds. By building on a foundation of quality individuals, with exceptional educational backgrounds, extensive investment experience, and a wide variety of professional experience and knowledge, we have established a most remarkable organization.

RS Investments (RS) is the investment adviser for the RS Funds. Guardian Investor Services LLC (GIS) serves as investment subadvisor for RS Investment Quality Bond Fund, RS Low Duration Bond Fund, RS High Yield Bond Fund, RS Tax-Exempt Fund, and RS Money Market Fund.

Howard W. Chin (GIS)
has been a co-portfolio manager of RS Investment Quality Bond Fund since 1998* and of RS Low Duration Bond Fund since 2003.* Mr. Chin has been a managing director at Guardian Life since 1997. He also manages part of the fixed-income assets of Guardian Life and the fixed-income assets for other GIS subsidiaries. Prior to joining Guardian Life, Mr. Chin spent four years as a strategist at Goldman Sachs & Company. Mr. Chin earned a B.S. in engineering from Polytechnic Institute of New York and an M.B.A. from the University of California at Berkeley.

Robert J. Crimmins, Jr. (GIS)
has been a co-portfolio manager of RS Investment Quality Bond Fund and of RS Low Duration Bond Fund since 2004.* Mr. Crimmins has been a managing director of Guardian Life since 2004. From March 2001 to March 2004, Mr. Crimmins was a senior director at Guardian Life and prior to that, Mr. Crimmins was an assistant vice president of fixed-income investments of Guardian Life. Mr. Crimmins holds a B.A. in finance from St. John’s University and an M.B.A. from Fordham University.

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Portfolio Manager Biographies (continued)

Alexander M. Grant, Jr. (GIS)
has managed RS Tax-Exempt Fund since 1993* and RS Money Market Fund (previously RS Cash Management Fund) since 1986.* Mr. Grant has been managing director at Guardian Life since 1999 and has managed Guardian Life’s tax-exempt assets since 1993. He holds a B.A. in English from State University of New York at Buffalo.

Ho Wang (GIS)
has managed RS High Yield Bond Fund since April 2006.* Before joining Guardian Life as a managing director in March 2006, Mr. Wang served as senior portfolio manager, high yield for seven years at Muzinich & Co., Inc. managing a high-yield total return portfolio. He earned a B.A. in political science and economics from Queens College and an M.B.A. from St. John’s University.

* Includes service as a portfolio manager or co-portfolio manager, as applicable, of the Fund’s predecessor fund for periods prior to October 9, 2006, the commencement of operations of the Fund.

The Statement of Additional Information provides further information about the portfolio managers, including information regarding their compensation, other accounts they manage, and their ownership interests in the Funds. For information on how to receive a copy of the Statement of Additional Information, please see the back cover of the Prospectus or visit our Web site at www.RSinvestments.com.

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RS Investment Quality Bond Fund

Co-Portfolio Managers
Howard W. Chin
Robert J. Crimmins, Jr.

Fund Philosophy
RS Investment Quality Bond Fund seeks a high level of current income and capital appreciation without undue risk to principal. The Fund normally diversifies its asset allocations broadly among the debt securities markets but may emphasize some sectors over others based on their attractiveness relative to one another.

Investment Process
The Fund normally invests at least 80% of its net assets in investment grade debt securities, such as corporate bonds, mortgage-backed and asset-backed securities, zero-coupon bonds and obligations of the U.S. government and its agencies. The Fund’s investments are allocated among the various sectors of the debt markets by analyzing overall economic conditions within and among these sectors.

Performance
The RS Investment Quality Bond Fund (Class A Shares) had a total return of –0.73% for the quarter ended June 30, 2007 and the average return for the Lipper Intermediate Investment Grade peer group was –0.77% over the same period. (The peer group consists of 567 mutual funds that invest primarily in investment-grade debt with an average maturity of five to 10 years.) In contrast, the Fund’s benchmark, the Lehman Brothers Aggregate Bond Index,2 which measures the taxable fixed-income market, returned –0.52% over the same period. Year-to-date ended June 30, 2007, the Fund returned 0.60%. The average return for the funds in the Lipper peer group was 0.61%, and the benchmark posted a return of 0.98%.

Portfolio Review
While the first quarter of 2007 for fixed income was nothing to write home about, the second quarter was clearly worse. By nearly any measure, bonds fared poorly as economic data came out that dashed many investors’ hopes of another rate cut by the Federal Reserve Board (the “Fed”). While the Fed actually remained on hold during the quarter, leaving the federal funds rate unchanged at 5.25% following its May and June meetings, the market lost its conviction regarding a rate cut. At the beginning of the second quarter, the futures market had priced in a federal funds rate below 4.85% by the end of 2007 (one 0.25% rate cut followed by a strong probability of a second quarter-point cut.) By mid-June, however, market sentiment ratcheted yield expectations upward to an unchanged year-end federal funds rate. (We also note that the market took on a more bullish tone in the second half of June as it started pricing in some probability of an easing by year-end.)

Despite this more positive outlook, rates still wound up sharply higher over the second quarter. Specifically, the yield on the benchmark 10-year Treasury note increased by 0.38%, from 4.65% at the start of the quarter to 5.03% by quarter-end. In fact, rates had gotten as high as 5.30% in mid-June when they popped by 0.20% in just two days. (Although this move may seem fairly modest, it was in reality, a huge move for the bond market.) Similarly, two-year Treasury yields moved up by 0.28%, from 4.59% at the beginning of the quarter to 4.87% at its end. As a result of these yield changes, the slope of the yield curve continued its steepening trend from the first quarter to a more-normal condition where longer-maturity yields are greater than short ones. The yield curve (the difference between two- and 10-year Treasury maturities) finished the quarter at 0.16%.

Rising rates were not the only cause for concern for bond investors during the quarter. If anything, it was overshadowed by growing concerns about the sub-prime mortgage market. Uncharacteristically high delinquency and default rates (with many loans defaulting right after closing) were the first red flags, raising questions about whether these problems would affect other portions of the bond market and the housing market or cause the economy to stumble into a recession.

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RS Investment Quality Bond Fund (continued)

Although home prices have fallen in many markets and inventories of unsold homes have increased in others, it does not appear to us that there has been a cascading contagion effect into other markets or the economy.

However, the poor performance of these subprime loans has affected the bonds backed by these loans. The rating agencies have already announced significant downgrades and the prospect for more became a concern for all investors, not just ones directly involved in the sub-prime or bond markets. In fact, bond and equity investors began closely monitoring the ABX Index (comprises the largest subprime bond deals) as an indicator of the sub-prime market’s health. They did not like what they saw. The portion of the index rated BBB- was priced at par upon release, but it quickly fell to about 55 cents on the dollar in the wake of the subprime market’s turmoil.

Another indicator of the deteriorating credit environment was the accelerated widening in the risk premium demanded by investors (also known as swap spreads) that started in the first quarter. The risk premium widened by 0.05% during the first quarter but more than doubled that in the second quarter. After starting the year at 0.48%, these spreads finished the first half of 2007 at 0.64%, reaching levels not seen since August 2003. As a result of these wider spreads, all the segments in fixed income benchmarked with this measure (primarily structured finance bonds, agency debentures, and bank and finance corporate issues) were adversely affected.

The market was further rattled by the severe liquidity problems experienced by two hedge funds operated by Bear Stearns, a firm noted for its mortgage expertise. (As it turns out, Bear Stearns announced on July 17th that both funds were nearly worthless and would seek an orderly closure.) However, we think a more important question lingers. Specifically, how many other funds (as yet unidentified) have similar investment strategies and assets and to what extent will they face the same margin call pressures? A disorderly disposition of subprime assets at fire sale prices would likely force investors to revalue their subprime portfolios at substantially lower prices with unknown negative consequences for the broader markets. In other words, we’re waiting for the other shoe to drop.

Against this backdrop it was not surprising to us that bonds did not fare well during the period. The Lehman Brothers Aggregate Bond Index returned –0.52% for the second quarter, in sharp contrast to the 1.5% posted for the first quarter. Most segments of the taxable bond market experienced negative returns with asset-backed securities (ABS) faring the best with a return of 0.14% while corporate bonds, mortgage-backed securities (MBS) and commercial mortgage-backed securities (CMBS) returning –0.73%, –0.50% and –1.05% respectively. Year-to-date these subsectors have returned 1.55% (ABS), 0.76% (corporate bonds), 1.05% (MBS), and 0.43% (CMBS).

The various subsectors did not perform better relative to Treasuries either for the second quarter, as the Lehman Brothers Aggregate Index underperformed comparable duration Treasuries (negative excess returns) by 0.25%. MBS and CMBS were the worst performing sectors, posting excess returns of –0.56% and –0.44%, respectively, while ABS lost 0.17% to Treasuries. Corporates did best on a relative basis, posting 0.04% of excess returns in the quarter. However, this performance was still a bit of a disappointment since the sector posted 0.34% of excess returns in April and May, only to give much of it back in June. Year-to-date, the Lehman Brothers Aggregate Bond Index has underperformed Treasuries by 0.27%, while ABS, MBS and CMBS have underperformed by 0.27%, 0.57% and 0.62%, respectively, while corporate bonds –the only sector in positive territory – have outperformed by 0.05%.

To quote Yogi Berra, it was “déjà vu all over again” for corporate bonds in the second quarter. April and May saw very solid performance in the sector, but just as in the first quarter, corporate bonds stumbled in the last month. The strong performance earlier in the quarter resulted from better-than-expected first quarter corporate earnings, an improving stock market, and a brighter outlook for the U.S. economy. Investors also re-entered the corporate bond market to take advantage of the cheapening that occurred at the end of the first quarter, while continued demand from structured credit products lent further support to the sector. In June however, the credit market buckled under the weight of several negative forces. Concerns of a spillover from the subprime

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mortgage sector, rising interest rates, a declining stock market, an uptick in volatility, increased debt issuance to fund share buybacks, and large overall new-issue supply — all combined to push spreads wider.

We entered the second quarter with a slight underweight in corporate bonds relative to our benchmark and maintained this view throughout the period. Concerns about leveraged buyouts, companies relevering to buy back stock, our earnings outlook for the second half of the year and historically tight spreads caused us to remain underweighted in the sector. The Fund’s holdings in U.S. Steel and JCPenney as well as our active participation in the new-issue market (where new issues are frequently priced cheaper than a company’s outstanding debt) added positive performance to the Fund. The Fund was negatively impacted by our underweighting in the sovereign sector, which outperformed.

The Fund was also negatively impacted by its structured finance exposure. As mentioned earlier, these sectors underperformed as swap spreads widened and we were overweighted in structured finance assets overall. The Fund had an underweight position in agency MBS for much of the quarter because we believed that the sector was overvalued from a risk/return perspective. Instead we continued to add shorter-maturity, nonagency CMOs backed by prime and alt-A residential mortgages (loans made with much less documentation regarding verified income or verified assets of the borrower) for their incremental 0.15-0.25% option adjusted spread (OAS) advantage. In June, however, MBS cheapened fundamentally in the wake of the sharp rise in interest rates, so we increased our agency MBS exposure to a slight overweighting. The Fund’s overweight exposures to the CMBS and ABS were largely unchanged during the quarter, but we opportunistically added CMBS following the sector’s widening in May by selling less-liquid specialty ABS and CMBS issues.

Despite the delinquencies and the defaults experienced in some sectors of the subprime mortgage market, we are very pleased to note that the Fund has not experienced these performance problems. The poorly performing subprime loans (and the bonds backed by them) are largely adjustable rate mortgages (ARMs) originated in late 2005 and thereafter. We believe lax underwriting standards made these loans more suspect and more vulnerable to greater defaults. Specifically, we expect that many borrowers have been (or will be) unable to pay the higher monthly interest payments once these ARMs reset upwards (known as “payment shock”). Moreover, we believe that in an environment of tighter lending standards and falling home prices, borrowers very likely will not be able to refinance either. Both situations are recipes for defaults, and we have sought to position our portfolio away from these risks.

The AAA-rated subprime bonds that the Fund holds are almost exclusively backed by fixed-rate loans issued from 1997 to 2004. Besides having no ARM reset risk, these more-seasoned loans are on homes that have participated in the run-up of housing prices, even net of the recent softness. We believe that the substantial remaining equity in these homes makes it much less likely (and much more expensive) for borrowers to default on these loans. The market recognizes these fundamental advantages and those subprime bonds have performed well despite the turmoil in the subprime market.

Outlook
Our outlook remains largely unchanged from the first quarter. We believe that inflation is likely to remain near the upper bounds of the Fed’s comfort zone as strong global demand for energy and commodities persist. Wages have also been supported by consistent job growth. We also expect the economy to continue growing at a 2%-2.5% rate in the near term, so we anticipate that the Fed will leave rates unchanged for the balance of the year. We do not expect a slide into a recession or recession-like conditions, but this may hinge on the health of the housing sector and the impact of growing delinquencies in the subprime mortgage market.

The housing market boom and new mortgage lending products fueled consumer spending over the past few years, and we think it’s clear that these factors are waning. We have seen that house prices are now declining, sales are lower, and inventories of unsold homes are reaching multi-year highs. Mortgage rates are also significantly higher while lending standards have been tightened to avoid the excesses caused by lax (or fraudulent) underwriting during the subprime boom. As a result, we think that many subprime borrowers may find themselves unable to refinance or service their current mortgages. The impact of higher delinquencies and

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RS Investment Quality Bond Fund (continued)

defaults on consumer spending and the broader economy is worrisome to us. We believe that it will certainly affect the entire mortgage origination food chain: borrowers, mortgage brokers and originators, mortgage servicers, Wall Street bond originators, and, ultimately, bond investors.

Also uncertain (and troubling) to us is the impact of downgraded subprime bonds on hedge funds, Wall Street, and the overall capital markets. The whole issue of leverage, counterparty risk, distressed sales of repossessed margin call assets, and the potential for bankruptcy were all featured during the Bear Stearns episode, but many more such episodes may be waiting in the wings. Furthermore, we think the illiquid nature of these assets – notably, collateralized debt obligations (CDOs), which are investment vehicles that hold subprime bonds – will likely magnify their impact. It’s unclear whether the capital markets can comfortably digest all the assets sold under distressed conditions.

We believe the uncertainty about the subprime market will cast a pall over the bond market, and increased volatility in risk premiums (swap spreads) will likely persist and adversely affect agency debt, MBS (both residential and commercial) and ABS.

Although we think corporate balance sheets are in good shape generally, we also remain cautious about the credit market. We believe that leveraged buyouts and mergers-and-acquisitions activity are ever-present risks in an environment where global pools of liquidity are chasing all available opportunities. Further, we think there is the growing risk of corporate recapitalizations, where new debt is issued to fund share buybacks, an activity that rewards shareholders at the expense of bondholders. We think corporate earnings may also begin to ease. Given this outlook, we anticipate that we will underweight the corporate sector relative to our benchmark.

As always, we will be monitoring all of these factors extremely closely and will seek to position the Fund accordingly.

We thank you for your continued support.

Sincerely,

Howard W. Chin	Robert J. Crimmins, Jr.
Co-Portfolio Manager	Co-Portfolio Manager

Bond funds are subject to interest rate risk, credit risk, and prepayment risk. When interest rates rise, bond prices generally fall, and when interest rates fall, bond prices generally rise. Currently, interest rates are at relatively low levels. Please keep in mind that in this kind of environment, the risk that bond prices may fall when interest rates rise is potentially greater. The values of mortgage-backed securities depend on the credit quality and adequacy of the underlying assets or collateral and may be highly volatile.

Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary.

Except as otherwise specifically stated, all information and portfolio manager commentary, including portfolio security positions, is as of June 30, 2007.

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Assets Under Management: $113,221,800	Data as of June 30, 2007

Asset Allocation

Top Ten Holdings[1]

Company	Coupon	Maturity Date	Percentage of Total Net Assets

FNMA (30 yr. TBA)	5.500%	07/01/37	3.66%

FHLMC	5.500%	12/01/36	2.34%

FHLB	5.125%	07/17/18	2.17%

U.S. Treasury Bonds	4.500%	02/15/36	2.01%

U.S. Treasury Notes	4.500%	05/15/17	2.00%

FHLMC	5.500%	09/15/35	1.96%

FNMA	5.000%	04/01/34	1.96%

J.P. Morgan Mortgage Trust	6.000%	09/25/35	1.92%

Banc of America Alternative Loan Trust	6.000%	02/25/34	1.61%

FHLMC	5.500%	12/01/35	1.61%

Total			21.24%

1	Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities.

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RS Investment Quality Bond Fund (continued)

Performance Update Average Annual Total Returns as of 06/30/07

	Inception Date	Year-to-Date	1 Year	3 Years	5 Years	10 Years	Since Inception

Class A Shares	02/16/93
without sales charge		0.60%	5.72%	3.62%	4.19%	5.45%	5.34%
with maximum sales charge		-3.19%	1.73%	2.32%	3.39%	5.05%	5.06%

Class B Shares	08/07/00
without sales charge		0.33%	4.94%	2.84%	3.41%	—	4.70%
with sales charge		-2.62%	1.94%	2.23%	3.25%	—	4.70%

Class C Shares	08/07/00
without sales charge		0.33%	4.94%	2.84%	3.42%	—	4.70%
with sales charge		-0.65%	3.94%	2.84%	3.42%	—	4.70%

Class K Shares	05/15/01
without sales charge		0.41%	5.30%	3.20%	3.78%	—	4.47%

Lehman Brothers Aggregate Bond Index[2]		0.98%	6.12%	3.98%	4.48%	6.02%	6.16%
						Since Class A shares inception

2

The Lehman Brothers Aggregate Bond Index is generally considered to be representative of U.S. bond market activity. The Lehman Brothers Aggregate Bond Index is an unmanaged index that is not available for direct investment and there are no expenses associated with the index while there are expenses associated with the Fund.

Results of a Hypothetical $10,000 Investment If invested on 06/30/97
The chart above shows the performance of a hypothetical $10,000 investment made 10 years ago in Class A shares of RS Investment Quality Bond Fund and in the Lehman Brothers Aggregate Bond Index. The starting point of $9,625 for Class A shares reflects the current maximum sales charge of 3.75% that an investor may have to pay when purchasing Class A shares of the Fund. The Index begins at $10,000. Hypothetical $10,000 investments made upon the commencement of offering Class B shares (08/07/00), Class C shares (08/07/00), and Class K shares (05/15/01) would have the following values as of June 30, 2007: $13,727 (Class B), $13,728 (Class C), and $13,077 (Class K). While Class B shares, Class C shares, and Class K shares have a higher starting value than Class A shares because they do not impose a sales charge on purchase, they have higher annual expenses and therefore day to day performance is lower than that of Class A shares.

Performance quoted represents past performance and does not guarantee future results. The Fund is the successor to The Guardian Investment Quality Bond Fund; performance shown includes performance of the predecessor fund for periods prior to October 9, 2006. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. The Fund’s total gross annual operating expense ratio as of the most current prospectus is as follows: Class A 1.01%, Class B 1.98%, Class C 2.02% and Class K 1.39%. Class A performance quoted “with maximum sales charge” reflects the current maximum sales charge of 3.75%. Please read the prospectus carefully for more information on sales charges as they do not apply in all cases and if applied are reduced for larger purchases. Certain share classes are subject to lower maximum sales charges whether paid at the time of purchase or deferred. The Class B and Class C share performance quoted “with sales charge” takes into account the applicable contingent deferred sales charge (up to 3% for Class B shares, up to 1% for class C shares). There is no sales charge for Class K shares. Any sales charges are in addition to the Fund’s fees and expenses as detailed in the Fund’s most current prospectus. Fees and expenses are factored into the net asset value of your shares and any performance numbers we release. Total return figures reflect an expense limitation in effect during the periods shown; without such limitation, the performance shown would have been lower. Performance results assume the reinvestment of dividends and capital gains. The return figures shown do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares. Current and month-end performance information, which may be lower or higher than that cited, is available by contacting RS Investments at 1-800-766-FUND and is frequently updated on our Web site: www.RSinvestments.com.

16	Call 1.800.766.FUND

RS Low Duration Bond Fund

Co-Portfolio Managers
Howard W. Chin
Robert J. Crimmins, Jr.

Fund Philosophy
RS Low Duration Bond Fund seeks a high level of current income consistent with preservation of capital. The Fund seeks to maintain a low duration but may lengthen or shorten its duration within its range to reflect changes in the overall composition of the short-term investment grade debt markets.

Investment Process
The Fund normally invests at least 80% of its net assets in debt securities, such as corporate bonds, mortgage-backed and asset-backed securities, and obligations of the U.S. government and its agencies. The Fund tends to have an average maturity within a range of one and three years, with a typical duration of between one and three years. The Fund’s investments are allocated among the various sectors of the debt markets by analyzing overall economic conditions within and among these sectors. The Fund usually diversifies its asset allocations broadly among the debt securities market, but may emphasize some sectors over others based on what GIS believes to be their attractiveness relative to each other.

Performance
The RS Low Duration Bond Fund (Class A Shares) had a total return of 0.54% for the quarter ended June 30, 2007 and the average return for the Lipper Short Investment Grade peer group was 0.55% over the same period. (The peer group consists of 267 mutual funds that invest primarily in investment-grade debt with average maturity of one to three years.) In contrast, the Fund’s benchmark, the Lehman Brothers U.S. Government 1-3 Year Bond Index2, returned 0.73% for the second quarter. For the six month period ended June 30, 2007, the Fund returned 1.82% while the benchmark returned 2.14%, and the average return for the funds in the Lipper peer group was 1.88%.

Portfolio Review
While the first quarter of 2007 for fixed income was nothing to write home about, the second quarter was clearly worse. By nearly any measure, bonds fared poorly as economic data came out that dashed many investors’ hopes of another rate cut by the Federal Reserve Board (the “Fed”). While the Fed actually remained on hold during the quarter, leaving the federal funds rate unchanged at 5.25% following its May and June meetings, the market lost its conviction regarding a rate cut. At the beginning of the second quarter, the futures market had priced in a federal funds rate below 4.85% by the end of 2007 (one 0.25% rate cut followed by a strong probability of a second quarter-point cut.) By mid-June, however, market sentiment ratcheted yield expectations upward to an unchanged year-end federal funds rate. (We also note that the market took on a more bullish tone in the second half of June as it started pricing in some probability of an easing by year-end.)

Despite this more positive outlook, rates still wound up sharply higher over the second quarter. Specifically, the yield on the benchmark 10-year Treasury note increased by 0.38% from 4.65% at the start of the quarter to 5.03% by quarter-end. In fact, rates had gotten as high as 5.30% in mid-June when rates popped by 0.20% in just two days. (Although this move may seem to be fairly modest, it was in reality, a huge move for the bond market.) Similarly, two-year Treasury yields moved up by 0.28%, from 4.58% at the beginning of the quarter to 4.87% at its end. As a result of these yield changes, the slope of the yield curve continued its steepening trend from the first quarter to a more-normal condition, where longer maturity yields are greater than short ones. The yield curve (the difference between two- and 10-year Treasury maturities) finished the quarter at 0.16%.

Rising rates were not the only cause for concern for bond investors during the quarter. If anything, it was overshadowed by growing concerns about the subprime mortgage market. Uncharacteristically high delinquency and default rates (with many loans defaulting right after closing) were the first red flags, raising questions about whether these problems would affect other portions of the bond market and the housing market or even cause the economy to stumble into a recession. Although home prices have fallen in many markets and inventories of unsold homes have increased in others, as of yet it does

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RS Low Duration Bond Fund (continued)

not appear to us that there has been a cascading contagion effect into other markets or the economy.

However, the poor performance of these subprime loans has affected the bonds backed by these loans. The rating agencies have already announced significant downgrades, and the prospect for more became a concern for all investors, not just ones directly involved in the subprime or bond markets. In fact, bond and equity investors began closely monitoring the ABX Index (an index comprised of the largest subprime bond deals) as an indicator of the subprime market’s health. They did not like what they saw. The portion of the index rated BBB- was priced at par upon release, but it quickly fell to about 55 cents on the dollar in the wake of the sub-prime market’s turmoil.

Another indicator of the deteriorating credit environment was the accelerated widening in the risk premium demanded by investors (also known as swap spreads) that started in the first quarter. The risk premium widened by 0.05% during the first quarter but more than doubled that in the second quarter. After starting the year at 0.48%, these spreads finished the first half of 2007 at 0.64%, reaching levels not seen since August 2003. As a result of these wider spreads, all the segments in fixed income benchmarked with this measure (primarily structured finance bonds, agency debentures, and bank and finance corporate issues) were adversely affected.

The market was further rattled by the severe liquidity problems experienced by two hedge funds operated by Bear Stearns, a firm noted for its mortgage expertise. (As it turns out, Bear Stearns announced on July 17th that both funds were nearly worthless and would seek an orderly closure). However, we think a more important question lingers. Specifically, how many other funds (as yet unidentified) have similar investment strategies and assets and to what extent will they face the same margin call pressures? A disorderly disposition of subprime assets at fire sale prices would likely force investors to revalue their subprime portfolios at substantially lower prices with unknown negative consequences for the broader markets. In other words, we’re waiting for the other shoe to drop.

Against this backdrop, it was not surprising to us that bonds did not fare well during the period. The Lehman Brothers Aggregate Bond Index returned –0.52% for the second quarter, in sharp contrast to the 1.5% posted in the first quarter. Most segments of the taxable bond market experienced negative returns with asset-backed securities (ABS) faring the best with a return of 0.14% while corporate bonds, mortgage-backed securities (MBS) and commercial mortgage-backed securities (CMBS) returning –0.73%, –0.50% and –1.05% respectively. Year-to-date, these subsectors have returned 1.55% (ABS), 0.76% (corporate bonds), 1.05% (MBS) and 0.43% (CMBS).

For the second quarter, the various subsectors did not perform better relative to Treasuries either as the Lehman Brothers Aggregate Bond Index underper-formed comparable-duration Treasuries (negative excess returns) by 0.25%. MBS and CMBS were the worst performing sectors, posting excess returns of –0.56% and –0.44%, respectively, while ABS lost 0.17% to Treasuries. Corporate bonds did best on a relative basis, posting 0.04% of excess returns in the quarter. This performance was still a bit of a disappointment, however, because the sector posted 0.34% of excess returns in April and May only to give much of it back in June. Year-to-date, the Lehman Brothers Aggregate Bond Index has underperformed Treasuries by 0.27%, while ABS, MBS, and CMBS have underperformed by 0.27%, 0.57%, and 0.62%, respectively, while corporate bonds — the only sector in positive territory — have outperformed by 0.05%.

To quote Yogi Berra, it was “déjà vu all over again” for corporate bonds in the second quarter. April and May saw very solid performance in the sector, but, just as in the first quarter, corporate bonds stumbled in the last month. The strong performance earlier in the quarter resulted from better-than-expected first quarter corporate earnings, an improving stock market, and a brighter outlook for the U.S. economy. Investors also re-entered the corporate bond market to take advantage of the cheapening that occurred at the end of the first quarter, while continued demand from structured credit products lent further support to the sector. In June, however, the credit market buckled under the weight of several negative forces. Concerns of a spillover from the subprime mortgage sector, rising interest rates, a declining stock market, an uptick in volatility, increased debt issuance to

18	Call 1.800.766.FUND

fund share buybacks, and large overall new-issue supply — all combined to push spreads wider.

The Fund maintained a significant exposure to the credit sector. Although we have some concerns about the corporate market in general, the majority of the issues we own mature in one year. In addition, the bonds offer attractive breakeven spreads and as a result, we believe these issues remain an attractive investment for the Fund.

The Fund was negatively impacted by its structured finance exposure as these sectors underperformed in the wake of wider swap spreads. The fundamentals for ABS, CMBS and MBS, however, remain positive. Unlike the experience in the subprime market, the underlying credit performance in these sectors remains solid with plenty of credit support. We are particularly positive about shorter-maturity, non-agency CMOs backed by prime and alt-A residential mortgages (loans made with much less documentation regarding verified income or verified assets of the borrower), which provides the Fund with an incremental advantage of 0.15-0.25% option adjusted spread (OAS).

Despite the delinquencies and the defaults experienced in some sectors of the subprime mortgage market, we are very pleased to note that the Fund has not experienced these performance problems. The poor performing subprime loans (and the bonds backed by them) are largely adjustable-rate mortgages (ARMs) originated in late 2005 and thereafter. We believe lax underwriting standards made these loans more suspect and more vulnerable to greater defaults. Specifically, we expect that many borrowers have been (or will be) unable to pay the higher monthly interest payments once these ARMs reset upward (known as “payment shock”). Moreover, we believe that in an environment of tighter lending standards and falling home prices, borrowers very likely will not be able to refinance either. Both situations are recipes for defaults, and we have sought to position the portfolio away from these risks.

The AAA-rated subprime bonds that the Fund holds are almost exclusively backed by fixed-rate loans issued from 1997 to 2004. Besides having no ARM reset risk, these more-seasoned loans are on homes that have participated in the run-up of housing prices, even net of the recent softness. We believe that the substantial remaining equity in these homes makes it much less likely (and much more expensive) for borrowers to default on these loans. The market recognizes these fundamental advantages, and, our subprime bonds have performed well despite the turmoil of the subprime market.

Outlook
Our outlook remains largely unchanged from the first quarter. We believe that inflation is likely to remain near the upper bounds of the Fed’s comfort zone as strong global demand for energy and commodities persist. Wages have also been supported by consistent job growth. We also expect the economy to continue growing at a 2%-2.5% rate in the near term, so we anticipate that the Fed will leave rates unchanged for the balance of the year. We do not expect a slide into a recession or recession-like conditions, but this may hinge on the health of the housing sector and the impact of growing delinquencies in the subprime mortgage market.

The housing market boom and new mortgage lending products fueled consumer spending over the past few years, and we think it’s clear that these factors are waning. We have seen that house prices are now declining, sales are lower, and inventories of unsold homes are reaching multi-year highs. Mortgage rates are also significantly higher, while lending standards have been tightened to avoid the excesses caused by lax (or fraudulent) underwriting during the subprime boom. As a result, we believe that many subprime borrowers may find themselves unable to refinance or service their current mortgages. The impact of higher delinquencies and defaults on consumer spending and the broader economy is worrisome to us. We believe that it will certainly affect the entire mortgage origination food chain: borrowers, mortgage brokers and originators, mortgage servicers, Wall Street bond originators, and, ultimately, bond investors.

Also uncertain (and troubling) to us is the impact of downgraded subprime bonds on hedge funds, Wall Street, and the overall capital markets. The whole issue of leverage, counterparty risk, distressed sales of repossessed margin call assets, and the potential for bankruptcy were all featured during the Bear Stearns episode, but many more such episodes may be waiting in the wings. Furthermore, we think the illiquid nature of these

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RS Low Duration Bond Fund (continued)

assets – notably collateralized debt obligations (CDOs), which are investment vehicles that hold subprime bonds – will likely magnify their impact. It’s unclear whether the capital markets can comfortably digest all the assets sold under distressed conditions.

We believe the uncertainty about the subprime market will cast a pall over the bond market, and increased volatility in risk premiums (swap spreads) will likely persist and adversely affect agency debt, MBS (both residential and commercial) and ABS.

Although we think corporate balance sheets are in good shape generally, we also remain cautious on the credit market. We believe that leveraged buyouts and mergers-and-acquisitions activity are ever-present risks in an environment where global pools of liquidity are chasing all available opportunities. Further, there is the growing risk of corporate recapitalizations where new debt is issued to fund share buybacks, an activity that rewards shareholders at the expense of bondholders. We think corporate earnings may also begin to ease.

As always, we will be monitoring all of these factors extremely closely and will seek to position the Fund accordingly.

We thank you for your continued support.

Sincerely,

Howard W. Chin	Robert J. Crimmins, Jr.
Co-Portfolio Manager	Co-Portfolio Manager

Bond funds are subject to interest rate risk, credit risk, and prepayment risk. When interest rates rise, bond prices generally fall, and when interest rates fall, bond prices generally rise. Currently, interest rates are at relatively low levels. Please keep in mind that in this kind of environment, the risk that bond prices may fall when interest rates rise is potentially greater. The values of mortgage-backed securities depend on the credit quality and adequacy of the underlying assets or collateral and may be highly volatile.

Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary.

Except as otherwise specifically stated, all information and portfolio manager commentary, including portfolio security positions, is as of June 30, 2007.

20	Call 1.800.766.FUND

Assets Under Management: $36,029,606	Data as of June 30, 2007

Asset Allocation

Top Ten Holdings[1]

Company	Coupon	Maturity Date	Percentage of Total Net Assets

FNMA	5.125%	04/15/11	4.98%

FHLMC	4.000%	12/15/09	3.73%

FNMA	3.875%	02/15/10	2.47%

FNMA	5.000%	10/15/11	2.09%

U.S. Treasury Notes	4.750%	05/31/12	2.04%

Morgan Stanley Capital I	6.994%	12/15/31	1.95%

World Omni Auto Receivables Trust	3.820%	11/12/11	1.60%

FHLMC	3.150%	12/16/08	1.58%

Chase Commercial Mortgage Securities Corp.	6.390%	11/18/30	1.57%

Ford Credit Auto Owner Trust	4.380%	01/15/10	1.55%

Total			23.56%

1	Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities.

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RS Low Duration Bond Fund (continued)

Performance Update Average Annual Total Returns as of 06/30/07

	Inception Date	Year-to-Date	1 Year	3 Years	Since Inception

Class A Shares	07/30/03
without sales charge		1.82%	5.02%	2.82%	2.46%
with maximum sales charge		-0.51%	2.68%	2.03%	1.87%

Class B Shares	07/30/03
without sales charge		1.44%	4.23%	2.05%	1.70%
with maximum sales charge		-1.55%	1.23%	1.42%	1.22%

Class C Shares	07/30/03
without sales charge		1.44%	4.23%	2.05%	1.70%
with maximum sales charge		0.45%	3.23%	2.05%	1.70%

Class K Shares	07/30/03
without sales charge		1.62%	4.60%	2.41%	2.05%

Lehman Brothers U.S. Government		2.14%	5.22%	3.04%	2.55%
1-3 Year Bond Index[2]
				Since Class A shares inception

2

The Lehman Brothers U.S. Government 1-3 Year Bond Index is an unmanaged index generally considered representative of short-term U.S. investment grade bond activity. It is not available for direct investment and its returns do not reflect fees and expenses that apply to mutual funds.

Results of a Hypothetical $10,000 Investment If invested on 07/30/03
The chart above shows the performance of a hypothetical $10,000 investment made in Class A, Class B, Class C and Class K shares of RS Low Duration Bond Fund and in the Lehman Brothers U.S. Government 1-3 Year Bond Index. The starting point of $9,775 for Class A shares reflects the current maximum sales charge of 2.25% that an investor may have to pay when purchasing Class A shares of the Fund. The Index, Class B, Class C and Class K shares begin at $10,000. For Class B shares, the contingent deferred sales charge of 2% was imposed at the end of the period.

Performance quoted represents past performance and does not guarantee future results. The Fund is the successor to The Guardian Low Duration Bond Fund; performance shown includes performance of the predecessor fund for periods prior to October 9, 2006. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. The Fund’s total gross annual operating expense ratio as of the most current prospectus is as follows: Class A 1.45%, Class B 2.22%, Class C 2.24% and Class K 1.53%. Class A performance quoted “with maximum sales charge” reflects the current maximum sales charge of 2.25%. Please read the prospectus carefully for more information on sales charges as they do not apply in all cases and if applied are reduced for larger purchases. Certain share classes are subject to lower maximum sales charges whether paid at the time of purchase or deferred. The Class B and Class C share performance quoted “with sales charge” takes into account the applicable contingent deferred sales charge (up to 3% for Class B shares, up to 1% for class C shares). There is no sales charge for Class K shares. Any sales charges are in addition to the Fund’s fees and expenses as detailed in the Fund’s most current prospectus. Fees and expenses are factored into the net asset value of your shares and any performance numbers we release. Total return figures reflect an expense limitation in effect during the periods shown; without such limitation, the performance shown would have been lower. Performance results assume the reinvestment of dividends and capital gains. The return figures shown do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares. Current and month-end performance information, which may be lower or higher than that cited, is available by contacting RS Investments at 1-800-766-FUND and is frequently updated on our Web site: www.RSinvestments.com.

22	Call 1.800.766.FUND

RS High Yield Bond Fund

Portfolio Manager
Ho Wang

Fund Philosophy
RS High Yield Bond Fund seeks current income by investing in debt securities rated below investment grade, commonly known as “high yield” securities or “junk bonds”. Capital appreciation is a secondary objective.

Investment Process
The Fund normally invests at least 80% of the Fund’s net assets in debt securities that, at the time of purchase, are rated below investment grade by nationally recognized statistical ratings organizations or, if unrated, have been determined by Guardian Investor Services LLC (GIS) to be of comparable quality. The investment team considers several factors in purchasing and selling securities, such as issuer’s earnings patterns, financial history, management and general prospects, relative to the price of the security.

Performance
The RS High Yield Bond Fund (Class A Shares) returned 0.04% in the second quarter of 2007 and 2.48% for the first half of the year. The Fund underperformed its benchmark, the Lehman Brothers Corporate High Yield Index3 (the “Index”) by 0.18% in the second quarter. The benchmark returned 2.87% for the six months ended June 30, 2007.

Year-to-date, high-yield bonds outperformed other fixed-income instruments. Similar to the first quarter, the high-yield market recorded positive returns in the first two months of the quarter. We believe that a continued appetite for risk is reflected in the lower-quality sector (bonds rated Caa or below), returning 3.28% during the period. In the second quarter, we observed elevated concerns regarding the subprime mortgage market, possible hedge fund liquidations, and a large forward new-issue calendar, which resulted in increased volatility in June and a reversal of the first two months’ positive returns. After recording a positive return of 2.06% for April and May, the high-yield market was down –1.80% in June as measured by the Index.

The high-yield primary market is volatile. During the second quarter, $57 billion of new issuance was priced, with leveraged buyout transactions accounting for a large percentage of this issuance. Year to date, issuance has exceeded $96 billion. We think that the high-yield market is poised to surpass the record amount of new issuance seen in 2006.

Portfolio Review
The economic data in the second quarter dashed investors’ hopes of another rate cut by the Federal Reserve Board (the “Fed”). The Fed remained on hold during the quarter, leaving the federal funds rate unchanged at 5.25%. The Treasury market took on a more bullish tone in the second half of June as the market started pricing in some probability of an easing by year-end. The yields of various Treasuries became sharply higher over the quarter. As a result, the slope of the yield curve continued its steepening trend from the first quarter to a more normal condition, where longer-maturity yields are greater than short ones.

The automotive sector outperformed the Index in the second quarter by 2.14%, as the resolution of the Delphi/United Auto Workers (UAW) talks, strong overseas sales, and a weak U.S. dollar buoyed the sector. The automotive sector accounts for 8.98% of the Index, but only 7.08% of the Fund. Currently, Ford Motor Credit Company is the Fund’s largest single holding, constituting 4.71% as of June 30, 2007.

We were concerned about the effects of the weak U.S. housing market on the automotive sector, and our fears turned out to be true, as North American new car sales slumped during the first half of the year to levels not seen since 1999. We have increased the Fund’s exposure to the automotive sector selectively, as we believe that the recent signs of stabilization of market share at General Motors and Ford’s re-financing remain strong positives. However, we expect that the Fund will stay underweighted in the sector, as we believe that there is still potential for a major UAW strike in September and continued low North American auto sales may lead to production cutbacks in the second half of 2007.

Paper was an underperforming sector in the second quarter, returning –0.75%. The Fund’s holdings in this

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RS High Yield Bond Fund (continued)

sector reduced the Fund’s overall return by 0.05%. Contributing to the underperformance was the Fund’s exposure to Canadian paper companies, Abitibi Consolidated and Catalyst Paper. Costs for these companies increased materially during the quarter, stemming from an 8% rally in the Canadian dollar, while selling prices for a principle product – newsprint – continued a downward slide from the first quarter. However, we believe the positions the Fund holds are defensive in nature, given their high coupon and short maturities in 2010 and 2011. In addition, the proposed merger between Abitibi Consolidated and Bowater, two major newsprint producers, is expected to close in the third quarter, resulting in a credit enhancement opportunity through potential synergies and a platform for further newsprint capacity rationalization.

The Fund has an overweight position in Graphic Packaging 9.5% senior subordinated notes due 2013 that will become callable in August 2008. As the overall high-yield market corrected in the second half of June, the market determined that calling these bonds and refinancing at a materially lower coupon rate was less likely. We believe that this company offers stability throughout the economic cycle given its staggered contract and cost pass-through characteristics. Furthermore, we are encouraged by the company’s ability to generate free cash flow that continues to be directed toward debt reduction. As a result, we are currently comfortable holding our overweight position in this credit while collecting a 9.5% coupon.

Although the Fund is overweighted in paper, we do not view the overall sector as extremely attractive. Our focus is on opportunities within the sector that are event driven. We want to take advantage of consolidation activities while steering clear of companies producing lumber and other wood products that supply the housing industry. We are therefore looking to maximize returns without taking on material risk, hence the short maturity, and defensive dynamics of the Abitibi Consolidated and Catalyst Paper positions.

Transportation services was one of the top-performing sectors for the Fund, with a 1.41% return for the second quarter vs. a 0.22% return for the Index. The sector is dominated by petroleum and dry bulk shipping companies, whose fundamentals we think will remain stable and the outlook for which we believe remains positive.

The transportation services sector outperformed Treasuries by 1.52% for the quarter. In our view, leveraged buyout speculation, mergers and debt refinancing activity were primary drivers of outperformance during the second quarter.

On May 31, 2007, OMI Corporation, a petroleum tanker company, was acquired by two competitors and offered to repurchase its outstanding debt at a five-point premium above the market price on the date of the announcement. The Fund had an overweight position in OMI relative to the Index.

Avis Budget Group, the Fund’s largest holding in the sector, remains the subject of speculation of a buyout by private equity. Because of covenant restrictions under the outstanding notes issued by the company last year, it is thought that the debt would likely be taken out to finance any transaction related to going private. This speculation has caused significant appreciation in the market value of the notes. The Fund had an overweight position in Avis relative to the Index.

On a credit quality basis, lower-rated securities outperformed higher-rated securities during the second quarter, continuing the first-quarter trend. The lower quality Caa sector of the Index returned 1.28% on a nominal basis, outperforming the higher quality Ba and B sectors, which returned –0.54% and 0.36%, respectively. Year to date the Caa sector returned 5.51% vs.1.21% and 3.08% for the Ba and B sectors. During the second quarter, the Fund was underweighted in securities with a credit rating of Caa and lower relative to the Index (14.20% for the Fund vs. 20.17% for the Index). We believe this underweighting of the Caa sector hurt Fund performance by 0.06% in the second quarter. Given the historically tight credit spreads in high yield and the uncertainties in the credit cycle, however, we continue to feel it prudent to manage the portfolio with this conservative bias.

Outlook
We believe that monetary policy, inflation, labor markets, energy and housing will remain the key drivers of the high-yield market for the second half of 2007. The release of mixed economic data in the first and second quarters coupled with the continued housing slowdown, escalation of the leveraged buyout phenomenon, increased mergers-and-acquisitions activity, decelerating corporate

24	Call 1.800.766.FUND

earnings growth, and subprime lending concerns point to a more cautious economic stance. Although we remain positive on the fundamentals given low default rates in the high-yield market at this time, data indicating a slowdown in housing and economic growth as well as sub-prime lending practices and their effect on the economy raise our level of concerns.

We believe that liquidity will not be as ample as before, but we expect to see continued participation from a diverse investment group such as hedge funds, international investors, and high-grade investors. However, the high level of issuance expected for the remainder of the year gives us caution. The level of leverage and the degree of covenants are important factors for us to monitor closely.

For the second half of the year, we think that the economic environment will affect the high-yield market’s performance and credit spreads. Lower freight rates, a decrease in paper container volume, and a slowdown in earnings and cash flow argue for slowing economic growth. Low default rates, inactive monetary policy and abundant liquidity provide a counterbalance from higher Treasury rates, tight spreads, and an elevated new-issue calendar. If the credit cycle turns and a slower economy takes hold in the second half of 2007, we believe both an increasing default rate and decelerating earnings growth may occur. While we currently remain positive on the fundamentals of the high-yield market, we are concerned that the slower growth in the economy and earnings could change this dynamic. We therefore continue to seek to structure the portfolio conservatively on a credit quality basis and are closely monitoring both individual credits and economic trends.

Thank you for your continued support.

Sincerely,

Ho Wang
Portfolio Manager

Bond funds are subject to interest rate risk, credit risk, and prepayment risk. When interest rates rise, bond prices generally fall, and when interest rates fall, bond prices generally rise. Currently, interest rates are at relatively low levels. Please keep in mind that in this kind of environment, the risk that bond prices may fall when interest rates rise is potentially greater. High yield bond investing includes special risks. Investments in lower rated and unrated debt securities are subject to a greater loss of principal and interest than investments in higher rated securities. The values of mortgage-backed securities depend on the credit quality and adequacy of the underlying assets or collateral and may be highly volatile.

Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary.

Except as otherwise specifically stated, all information and portfolio manager commentary, including portfolio security positions, is as of June 30, 2007.

www.RSinvestments.com	25

RS High Yield Bond Fund (continued)

Assets Under Management: $85,835,244	Data as of June 30, 2007

Bond Quality[1]

Top Ten Holdings[2]

Company	Coupon	Maturity Date	Percentage of Total Net Assets

Lyondell Chemical Co.	10.875%	05/01/09	2.97%

Dow Jones Credit Default Index	7.500%	06/29/12	2.32%

General Motors Acceptance Corp.	6.750%	12/01/14	2.22%

Ford Motor Credit Co.	7.250%	10/25/11	1.57%

Charter Communications Holdings II LLC	10.250%	09/15/10	1.55%

HCA, Inc.	9.250%	11/15/16	1.40%

Harrahs Operating Co., Inc.	6.500%	06/01/16	1.40%

MGM Mirage, Inc.	7.500%	06/01/16	1.36%

Block Communications, Inc.	8.250%	12/15/15	1.32%

IndyMac Bank FSB	N/A	N/A	1.29%

Total			17.40%

1	Source: Standard and Poor’s Rating or equivalent rating.

2	Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities.

26	Call 1.800.766.FUND

Performance Update Average Annual Total Returns as of 06/30/07

	Inception Date	Year-to-Date	1 Year	3 Years	5 Years	Since Inception

Class A Shares	09/01/98
without sales charge		2.48%	10.55%	7.61%	9.09%	5.51%
with maximum sales charge		-1.34%	6.41%	6.27%	8.25%	5.05%

Class B Shares	09/01/98
without sales charge		2.10%	9.58%	6.77%	8.25%	4.61%
with sales charge		-0.87%	6.58%	6.18%	8.11%	4.61%

Class C Shares	08/07/00
without sales charge		2.10%	9.58%	6.77%	8.28%	5.03%
with sales charge		1.11%	8.58%	6.77%	8.28%	5.03%

Class K Shares	05/15/01
without sales charge		2.28%	10.11%	7.14%	8.66%	6.69%

Lehman Brothers Corporate
High Yield Index[3]		2.87%	11.55%	9.03%	11.91%	6.50%
					Since Class A
					shares inception

3

The Lehman Brothers Corporate High Yield Index is generally considered to be representative of the investable universe of the US-dominated high-yield debt market. The Lehman Brothers Corporate High Yield Index is not available for direct investment and there are no expenses associated with it, while there are expenses associated with the Fund.

Results of a Hypothetical $10,000 Investment If invested on 09/01/98
The chart above shows the performance of a hypothetical $10,000 investment made in Class A and Class B shares of RS High Yield Bond Fund and in the Lehman Brothers Corporate High Yield Index. The starting point of $9,625 for Class A shares reflects the current maximum sales charge of 3.75% that an investor may have to pay when purchasing Class A shares of the Fund. The Index and Class B shares begin at $10,000. Hypothetical $10,000 investments made upon the commencement of offering Class C shares (08/07/00) and Class K shares (05/15/01) would have the following values as of June 30, 2007: $14,029 (Class C) and $14,870 (Class K). While Class B shares, Class C shares and Class K shares have a higher starting value than Class A shares because they do not impose a sales charge on purchase, they have higher annual expenses and therefore day to day performance is lower than that of Class A shares.

Performance quoted represents past performance and does not guarantee future results. The Fund is the successor to The Guardian High Yield Bond Fund; performance shown includes performance of the predecessor fund for periods prior to October 9, 2006. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. The Fund’s total gross annual operating expense ratio as of the most current prospectus is as follows: Class A 1.17%, Class B 2.21%, Class C 2.14% and Class K 1.52%. Class A performance quoted “with maximum sales charge” reflects the current maximum sales charge of 3.75%. Please read the prospectus carefully for more information on sales charges as they do not apply in all cases and if applied are reduced for larger purchases. Certain share classes are subject to lower maximum sales charges whether paid at the time of purchase or deferred. The Class B and Class C share performance quoted “with sales charge” takes into account the applicable contingent deferred sales charge (up to 3% for Class B shares, up to 1% for class C shares). There is no sales charge for Class K shares. Any sales charges are in addition to the Fund’s fees and expenses as detailed in the Fund’s most current prospectus. Fees and expenses are factored into the net asset value of your shares and any performance numbers we release. Total return figures reflect an expense limitation in effect during the periods shown; without such limitation, the performance shown would have been lower. Performance results assume the reinvestment of dividends and capital gains. The return figures shown do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares. Current and month-end performance information, which may be lower or higher than that cited, is available by contacting RS Investments at 1-800-766-FUND and is frequently updated on our Web site: www.RSinvestments.com.

www.RSinvestments.com	27

RS Tax-Exempt Fund

Portfolio Manager
Alexander M. Grant, Jr.

Fund Philosophy
RS Tax-Exempt Fund seeks to maximize current income exempt from federal income taxes, consistent with the preservation of capital.

Investment Process
Under normal circumstances at least 80% of the value of the Fund’s net assets will be invested in tax-exempt municipal obligations. This is a fundamental policy that cannot be changed without shareholder approval. The Fund will invest primarily in municipal obligations, the interest on which is, in the opinion of the issuer’s bond counsel, exempt from federal income tax including federal alternative minimum tax (AMT). Up to 20% of the Fund’s net assets may be invested in bonds that pay interest subject to regular federal income tax, including bonds that pay interest subject to AMT.

Performance
The RS Tax-Exempt Fund produced a total return of –0.56% for the first six months of 2007. The Lehman Brothers Municipal Bond Index2, produced a total return of 0.14% for the same period. We believe that the Fund’s underperformance is due, in part, to the fact that the Index, at any one time, has approximately 41,000 issues across the yield curve, whereas the Fund has exposure from about 60 to 70 issues.

We believe that the Fund’s Lipper peer group (General Municipal Debt funds) provides a meaningful performance comparison. For the year ended June 30, 2007, the Fund ranks 76 out of 236 funds in its peer group, which places it in the thirty-third percentile. For three years ended June 30, 2007, the Fund ranks 38 out of 221 funds in its Lipper peer group, which places it in the eighteenth percentile. For five years ended June 30, 2007, the Fund ranks 34 out of 207 funds in its Lipper peer group, which places it in the seventeenth percentile. For the last ten years, the Fund ranks 16 out of 130 funds in its Lipper peer group, which places it in the thirteenth percentile.

As of June 30, 2007, the Fund’s 30-day yield was 3.85% (which grosses up to 5.92% taxable equivalent yield for a person in the highest federal income tax bracket in 2007.)

For the second quarter of 2007, the Fund produced a total return of –1.08%. The Lehman Brothers Municipal Bond Index produced a total return of –0.67%. The Lipper General Municipal Debt Funds Average return for the second quarter was –0.78%.

Portfolio Review
At the end of the first quarter, the market was characterized by sluggishness and a cheapening on the long-end. This is the usual pattern we have seen as the market historically has suffered from the triple threat of higher new-issue supply, paltry reinvestment of coupon income, and anticipated April 15 tax-related selling of municipals.

After a long period of relative quiet, in June the municipal bond market perked up, with rates moving sharply higher and with a steepening yield curve. Two external forces to municipals seem to have been at play. First, when economic data in early June did not show substantially slower economic growth, there was an unwinding of expectations that the Federal Reserve Board would ease the Federal funds rate later in the year. Second, the higher long-term rates globally made overseas investing more competitive. In the municipal market, the impact of these two events meant that yields on intermediate maturities went up in a matter of a few days as much as 0.60% from the lows in March. The slope of the yield curve also doubled from 0.40% to 0.80%.

Also, during the volatility and run-up in yields during the quarter, the lower coupons on the long end of the yield curve (20 years) — such as the 4.50% coupons — out-performed the 5% coupons, which we favor. The 5% coupons in the past have performed better than the 4.5% coupons as these bonds have less de minimis tax risk. As the market discount on the bond moves toward the de minimis price, that is the original discount, and a partial tax liability occurs, there is usually a weakness in buying. This did not seem to happen as broadly as in the past and was an anomaly that was contrary to what we had expected. This provision of the tax code was written in 1993 and bonds approaching de minimis have in the past softened in price more than others.

28	Call 1.800.766.FUND

We believe volume is also an important component in driving the market and influencing the management of the Fund. Through the first two months of the second quarter, monthly issuance totals remained substantially above comparable 2006 totals. April’s total of $33.0 billion was 12.4% higher than in April of 2006; and the total in May — $42.6 billion — was 21.7% above May of 2006. Volume for the second quarter was $119.8 billion vs. $109.6 billion for the second quarter of 2006. The higher issuance through early June was driven in large part by refundings. In addition to the overall positive refunding environment relative to last year, the increased use of derivatives and tighter credit spreads provided additional refunding opportunities for issuers. With the spike-up in yields during the first few weeks of June, as noted above, some substantial refunding issues were pulled.

Major bond issues in the second quarter included the $2.5 billion State of California general obligation bonds sold in June. This was a new-money issue and was not affected by the rise in rates as were other potential refunding deals. A large refunding deal that was postponed in June was the $1.5 billion Commonwealth of Puerto Rico general obligation bond issue. It had been scheduled to sell during the week of June 11. The Commonwealth of Puerto Rico had also planned to sell at the end of June a new sales-tax-backed issue, both tax-exempt ($2.5 billion) and taxable bonds. The transaction was postponed because of unsettled market conditions.

In April, $1.943 billion in revenue bonds had been sold by the Puerto Rico Electric Power Authority. In May, the Commonwealth of Massachusetts sold $1.04 billion general obligation “LIBOR-Index” bonds. (LIBOR is the London Interbank Offer Rate for U.S. dollar deposits.) These bonds refunded outstanding bonds and had coupons on the term maturities that were tied to a formula based on the changes in the three-month LIBOR. In effect, the bond issue took long-term full-coupon bonds out of the market with the refunding and replaced them with variable rate bonds tied to the three-month LIBOR, thereby reducing the supply of available long-term full-coupon high-grade bonds. Though this is popular with some investors and funds, it is a new type of security structure and its liquidity in the secondary market has yet to be tested.

In terms of bond selection, our approach was to seek to emphasize diversity and moderation by issuer, insurance, industry, sector, and state while maintaining an overall high-grade quality of AA. It should also be noted that although the Fund emphasizes high-grade issues, the yield compression between high-grade and high-yield bonds continued during the second quarter. The Lehman Brothers Municipal Non-Investment Grade (High Yield) Index (0.01%) outperformed the Lehman Brothers Municipal Bond Index (-0.44%) by 0.45% in May. The Lehman Brothers High Yield Index has outperformed in 28 out of the last 33 months by a cumulative difference of 18.06%. The spread to investment-grade municipals on May 31, 2007, was 1.16% and since 2003 has been steadily narrowing.

Outlook
As noted above, volume is an important factor in the market and in daily decision-making. Issuance in the first half of 2007 was at record levels. We expect this to continue as issuers seek refundings to lock in the still-favorable interest rates.

The Fund contains a number of single-family housing bonds that provide affordable housing to low- and moderate-income and first-time homebuyers. Although sub-prime loans have been of concern in the taxable market, according to Standard & Poor’s, in the municipal bond market state housing finance agencies have had little exposure to sub-prime lending in their single-family loan programs. While some insurers of municipal bonds also have some exposure in the taxable subprime mortgage market, according to Standard & Poor’s and Fitch, the insurers have enough capital to meet their obligations and have avoided guaranteeing loans from some lenders or have insured only the most secure liens. In the municipal market, the Fund expects that it will continue to buy housing and insured bonds when attractive investment opportunities for outperformance exist.

www.RSinvestments.com	29

RS Tax-Exempt Fund (continued)

Another issue that bears watching is the Kentucky Department of Revenue v. Davis court case. In that case, the Kentucky Court of Appeals ruled that a Kentucky statute that allows the state’s taxing authority to tax the income from interest on out-of-state municipal bonds, while permitting the interest income on municipal bonds in-state to remain tax-free, violates the Commerce Clause of the U.S. Constitution. Subsequently, on May 21st of this year, the U.S. Supreme Court granted certiorari to consider the constitutionality of a state’s ability to give preferential tax treatment to its own municipal bonds while taxing out-of state municipal bonds owned by in-state residents. A decision is expected over the coming months. The outcome of this litigation could affect the way in which national trading and specialty state municipal bonds are priced and traded.

Thank you for your continued support.

Sincerely,

Alexander M. Grant, Jr.
Portfolio Manager

Bond funds are subject to interest rate risk, credit risk, and prepayment risk. When interest rates rise, bond prices generally fall, and when interest rates fall, bond prices generally rise. Currently, interest rates are at relatively low levels. Please keep in mind that in this kind of environment, the risk that bond prices may fall when interest rates rise is potentially greater. Investors in the Fund may be subject to alternative minimum tax (AMT) and certain other state and local taxes.

Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary.

Except as otherwise specifically stated, all information and portfolio manager commentary, including portfolio security positions, is as of June 30, 2007.

30	Call 1.800.766.FUND

Assets Under Management: $104,218,678	Data as of June 30, 2007

Sector Allocation

Top Ten Holdings[1]

Company	Coupon	Maturity Date	Percentage of Total Net Assets

Massachusetts St. G.O. Cons. Ln.	5.000%	09/01/25	2.04%

Wilmington, NC Wtr. & Swr. Sys. Rev. Ref.,	5.000%	06/01/30	1.96%

West Metro Fire Protn. Dist. CO G.O.	5.250%	12/01/26	1.94%

Massachusetts St. Hsg. Fin. Agy. AMT Ser. A,	5.100%	12/01/27	1.78%

Tobacco Settlement Fin. Corp. NJ	5.500%	06/01/12	1.77%

Maryland St. Economic Dev. Corp.
Student Hsg. Rev. Univ. MD	6.500%	06/01/27	1.63%

South Carolina St. Pub. Svc. Auth. Rev.	5.500%	01/01/15	1.57%

Tobacco Settlement Fin. Corp. VA	5.500%	06/01/26	1.55%

Philadelphia, PA Sch. Dist. G.O. Ser. B,	5.625%	08/01/16	1.55%

New York St. Dorm. Auth. Rev. NonStruct.
Supp. Debt.	5.000%	07/01/29	1.51%

Total			17.30%

1	Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities.

www.RSinvestments.com	31

RS Tax-Exempt Fund (continued)

Performance Update Average Annual Total Returns as of 06/30/07

	Inception Date	Year-to-Date	1 Year	3 Years	5 Years	10 Years	Since Inception

Class A Shares	02/16/93
without sales charge		-0.56%	4.46%	4.76%	4.68%	5.33%	4.97%
with maximum sales charge		-4.26%	0.56%	3.43%	3.89%	4.92%	4.69%

Class C Shares	08/07/00
without sales charge		-0.93%	3.68%	3.98%	3.90%	—	4.75%
with maximum sales charge		-1.91%	2.68%	3.98%	3.90%	—	4.75%

Lehman Brothers Municipal
Bond Index[2]		0.14%	4.70%	4.56%	4.61%	5.44%	5.76%
						Since Class A shares inception

2

The Lehman Brothers Municipal Bond Index total return data is provided by Lehman Brothers. The Lehman Brothers Municipal Bond Index is an unmanaged index that is generally considered to be representative of the municipal bond market and is not available for direct investment. There are no expenses associated with the index, but there are expenses associated with the Fund.

Results of a Hypothetical $10,000 Investment If invested on 06/30/97

The chart above shows the performance of a hypothetical $10,000 investment made 10 years ago in Class A shares of RS Tax-Exempt Fund and in the Lehman Brothers Municipal Bond Index. The starting point of $9,625 for Class A shares reflects the maximum sales charge of 3.75% that an investor may have to pay when purchasing Class A shares of the Fund. The Index begins at $10,000. A hypothetical $10,000 investment made upon the commencement of offering Class C shares (08/07/00) would have the following value as of June 30, 2007: $13,770. While Class C shares have a higher starting value than Class A shares because they do not impose a sales charge on purchase, they have higher annual expenses and therefore day to day performance is lower than that of Class A shares.

Performance quoted represents past performance and does not guarantee future results. The Fund is the successor to The Guardian Tax-Exempt Fund; performance shown includes performance of the predecessor fund for periods prior to October 9, 2006. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. The Fund’s total gross annual operating expense ratio as of the most current prospectus is as follows: Class A 0.91%, Class C 1.91%. Class A performance quoted “with maximum sales charge” reflects the current maximum sales charge of 3.75%. Please read the prospectus carefully for more information on sales charges as they do not apply in all cases and if applied are reduced for larger purchases. Certain share classes are subject to lower maximum sales charges whether paid at the time of purchase or deferred. The Class C share performance quoted “with sales charge” takes into account the applicable contingent deferred sales charge (up to 1% for class C shares). Any sales charges are in addition to the Fund’s fees and expenses as detailed in the Fund’s most current prospectus. Fees and expenses are factored into the net asset value of your shares and any performance numbers we release. Total return figures reflect an expense limitation in effect during the periods shown; without such limitation, the performance shown would have been lower. Performance results assume the reinvestment of dividends and capital gains. The return figures shown do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares. Current and month-end performance information, which may be lower or higher than that cited, is available by contacting RS Investments at 1-800-766-FUND and is frequently updated on our Web site: www.RSinvestments.com.

32	Call 1.800.766.FUND

RS Money Market Fund (Formerly RS Cash Management Fund)

Portfolio Manager
Alexander M. Grant, Jr.

Fund Philosophy
RS Money Market Fund seeks as high a level of current income as is consistent with liquidity and preservation of capital by investing in money market instruments denominated in U.S. dollars.

Investment Process
The Fund normally invests in money market instruments, which are high-quality, short-term instruments that pay a fixed, variable, or floating interest rate. Money market instruments may include, for example bank certificates of deposit and other bank obligations, notes, commercial paper, U.S. Government securities, and repurchase agreements.

Performance
As of June 30, 2007 the effective seven-day net annualized yield for the RS Money Market Fund (Class A Shares) was 4.57%. The Fund produced a total return of 2.24% for the six-month period ended June 30, 2007.

In contrast, the effective seven-day annualized yield of Tier One money market funds as measured by iMoney Net, Inc. was 4.54%; total return for the same category was 2.25% for the six-month period ended June 30, 2007. iMoneyNet, Inc. is a research firm that tracks money market funds.

Portfolio Review
Money market fund rates are directly affected by the actions of the Federal Reserve Board (the “Fed”), and at the beginning of 2007 the federal funds target rate stood at 5.25%; this is the rate at which banks can borrow from each other overnight. Although the Fed does not set this rate, it can establish a target rate and, through open market operations, move member banks in the direction of that target rate. The discount rate is the rate at which banks can borrow directly from the Fed. Throughout the year money market issuers altered their rate offerings in response to monetary policy and stock market expectations.

The first Federal Open Market Committee (FOMC) meeting of the year (January 30 and 31, 2007) saw the rates held at 5.25%, a level that has been maintained since June 2006. At that time the FOMC had a fairly positive outlook for future economic growth.

However, the downturn in the housing market continued for longer than the FOMC initially anticipated. Business investment also remained sluggish in the first quarter of 2007. Although consumer spending remained solid, the FOMC’s predominant policy concern remained inflation.

At the June 2007 FOMC meeting, the committee noted that although economic growth had been moderate in the first half of the year and it was expected to expand going forward, a strong job market still raised inflation fears as the Fed marked a full calendar year at the 5.25% level.

The Fund seeks to diversify its holdings across a range of instruments, including commercial paper, floating-rate taxable municipal bonds, repurchase agreements, certificates of deposit, short-maturity corporate bonds, and U.S. government agencies. Another factor affecting performance was the portfolio’s average maturity, which is currently managed to be around 48 days.

Outlook
Currently, the Fund is still pursuing a barbell strategy as the Fed looks likely to remain on hold in 2007. This view and investment strategy will of course be dependent on the inflation outlook, economic growth, housing market, and consumer spending.

Thank you for your continued support.

Sincerely,

Alexander M. Grant, Jr.
Portfolio Manager

www.RSinvestments.com	33

RS Money Market Fund (Formerly RS Cash Management Fund) (continued)

The RS Money Market Fund is neither insured nor guaranteed by the FDIC or any other agency. Although the fund seeks to preserve the value or your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary.

Except as otherwise specifically stated, all information and portfolio manager commentary, including portfolio security positions, is as of June 30, 2007.

34	Call 1.800.766.FUND

Assets Under Management: $451,702,560

Sector Allocation

As of 06/30/07

Commercial Paper	61.0%	■

Taxable Municipal Securities	17.5%	■

Corporate Bonds	9.8%	■

Government Securities	6.6%	■

CDs	5.0%	■

Other Assets and Liabilities	0.1%	■

Date as of June 30, 2007

Portfolio Statistics As of 06/30/07

Average Maturity (days)		48

Yields

Current 7-day Yield	with fee waiver	4.47%

	without fee waiver	4.44%

Effective 7-day Yield	with fee waiver	4.57%

	without fee waiver	4.54%

Annualized historical yields for the 7-day period ended June 30, 2007. Effective yield assumes reinvested income. Yields will vary. Figures cited represent yield for Class A shares.

Performance Update Average Annual Total Returns as of 06/30/07

	Inception Date	Year-to-Date	1 Year	3 Years	5 Years	10 Years	Since Inception

Class A Shares	09/13/82
without sales charge		2.24%	4.56%	3.12%	2.05%	3.13%	4.88%

Class B Shares	05/01/96
without sales charge		1.86%	3.78%	2.51%	1.59%	2.75%	2.92%
with maximum sales charge		-1.14%	0.78%	1.88%	1.40%	2.75%	2.92%

Class C Shares	08/07/00
without sales charge		1.86%	3.78%	2.51%	1.59%	—	1.83%
with maximum sales charge		0.86%	2.78%	2.51%	1.59%	—	1.83%

Class K Shares	05/15/01
without sales charge		2.04%	4.14%.	2.76%	1.75%	—	1.68%

Lehman Brothers 3-Month Treasury Bill Index[1]		2.56%	5.24%	3.78%	2.76%	3.83%	5.44%
						Since Class A shares inception

Since inception performance for the index is measured from 8/31/1982, the month end prior to the Fund’s commencement of operations.

Performance quoted represents past performance and does not guarantee future results. The Fund is the successor to The Guardian Cash Management Fund; performance shown includes performance of the predecessor fund for periods prior to October 9, 2006. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. The Fund’s total gross annual operating expense ratio as of the most current prospectus is as follows: Class A 0.92%, Class B 1.87%, Class C 1.71% and Class K 1.35%. The Class B and Class C share performance quoted “with sales charge” takes into account the applicable contingent deferred sales charge (up to 3% for Class B shares, up to 1% for class C shares). There is no sales charge for Class A and K shares. Any sales charges are in addition to the Fund’s fees and expenses as detailed in the Fund’s most current prospectus. Fees and expenses are factored into the net asset value of your shares and any performance numbers we release. Total return figures reflect an expense limitation in effect during the periods shown; without such limitation, the performance shown would have been lower. Performance results assume the reinvestment of dividends and capital gains. The return figures shown do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares. Current and month-end performance information, which may be lower or higher than that cited, is available by contacting RS Investments at 1-800-766-FUND and is frequently updated on our Web site: www.RSinvestments.com.

1

The Lehman Brothers 3-Month Treasury Bill Index is generally considered representative of the average yield of three-month Treasury Bills. The Lehman Brothers 3-Month Treasury Bill Index is an unmanaged index that is not available for direct investment and there are no expenses associated with the index while there are expenses associated with the Fund.

www.RSinvestments.com	35

Understanding Your Fund’s Expenses (unaudited)

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including as applicable, sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees and exchange fees; and (2) ongoing costs, including investment advisory fees, distribution (12b-1) fees, and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated. The table below shows the Funds’ expenses in two ways:

Expenses based on actual return This section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” for your Fund to estimate the expenses you paid on your account during this period. A maintenance fee of $12.00 that is charged once a year may apply for IRAs. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Expenses based on hypothetical 5% return for comparison purposes This section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds with the costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A maintenance fee of $12.00 that is charged once a year may apply for IRAs. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore the second section is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher.

	Beginning Account Value 01/01/07	Ending Account Value 06/30/07	Expenses Paid During Period* 01/01/07-06/30/07	Expense Ratio During Period* 01/01/07-06/30/07

Based on Actual Return

RS Money Market Fund
Class A	$1,000.00	$1,022.30	$4.26	0.85%

Class B	$1,000.00	$1,018.60	$8.01	1.60%

Class C	$1,000.00	$1,018.60	$8.01	1.60%

Class K	$1,000.00	$1,020.40	$6.26	1.25%

RS High Yield Bond Fund
Class A	$1,000.00	$1,024.90	$4.27	0.85%

Class B	$1,000.00	$1,021.10	$8.02	1.60%

Class C	$1,000.00	$1,021.10	$8.02	1.60%

Class K	$1,000.00	$1,022.80	$6.27	1.25%

RS Investment Quality Bond Fund
Class A	$1,000.00	$1,006.00	$4.23	0.85%

Class B	$1,000.00	$1,003.30	$7.95	1.60%

Class C	$1,000.00	$1,003.30	$7.95	1.60%

Class K	$1,000.00	$1,004.10	$6.21	1.25%

RS Low Duration Bond
Class A	$1,000.00	$1,018.20	$4.00	0.80%

Class B	$1,000.00	$1,014.50	$7.74	1.55%

Class C	$1,000.00	$1,014.50	$7.74	1.55%

Class K	$1,000.00	$1,016.20	$6.00	1.20%

RS Tax Exempt Fund
Class A	$1,000.00	$ 994.40	$4.20	0.85%

Class C	$1,000.00	$ 990.70	$7.90	1.60%

36	Call 1.800.766.FUND

	Beginning Account Value 01/01/07	Ending Account Value 06/30/07	Expenses Paid During Period* 01/01/07-06/30/07	Expense Ratio During Period* 01/01/07-06/30/07

Based on Hypothetical Return (5% return before expenses)

RS Money Market Fund
Class A	$1,000.00	$1,020.58	$4.26	0.85%

Class B	$1,000.00	$1,016.86	$8.00	1.60%

Class C	$1,000.00	$1,016.86	$8.00	1.60%

Class K	$1,000.00	$1,018.60	$6.25	1.25%

RS High Yield Bond Fund
Class A	$1,000.00	$1,020.58	$4.26	0.85%

Class B	$1,000.00	$1,016.86	$8.00	1.60%

Class C	$1,000.00	$1,016.86	$8.00	1.60%

Class K	$1,000.00	$1,018.60	$6.26	1.25%

RS Investment Quality Bond Fund
Class A	$1,000.00	$1,020.58	$4.26	0.85%

Class B	$1,000.00	$1,016.86	$8.00	1.60%

Class C	$1,000.00	$1,016.86	$8.00	1.60%

Class K	$1,000.00	$1,018.60	$6.26	1.25%

RS Low Duration Bond
Class A	$1,000.00	$1,020.83	$4.01	0.80%

Class B	$1,000.00	$1,017.11	$7.75	1.55%

Class C	$1,000.00	$1,017.11	$7.75	1.55%

Class K	$1,000.00	$1,018.84	$6.01	1.20%

RS Tax Exempt Fund
Class A	$1,000.00	$1,020.58	$4.26	0.85%

Class C	$1,000.00	$1,016.86	$8.00	1.60%

*	Expenses are equal to the Portfolio’s annualized expense ratio multiplied by the average value over the period, multiplied by 181/365 (to reflect one-half year period).

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38	Call 1.800.766.FUND

Financial Information

Six-Month Period Ended June 30, 2007

Schedule of Investments – RS Investment Quality Bond Fund

June 30, 2007 (unaudited)	Principal Amount	Value

Asset Backed Securities — 6.9%
Ameriquest Mortgage Securities, Inc.
2003-5 A6
4.541% due 4/25/2033	$1,365,902	$1,316,410
Amresco Residential Securities
Mortgage Loan Trust
1997-1 MIF
7.42% due 3/25/2027	28,055	27,945
Capital Auto Receivables
Asset Trust
2006-SN1A A3
5.31% due 10/20/2009(1)	800,000	799,162
Carmax Auto Owner Trust
2005-1 A4
4.35% due 3/15/2010	1,264,000	1,251,245
Chase Funding Mortgage
Loan Trust
2004-1 1A6
4.266% due 6/25/2015	171,110	161,535
CitiFinancial Mortgage
Securities, Inc.
2003-3 AF5
4.553% due 8/25/2033	467,000	445,075
Countrywide Asset-Backed
Certificates Trust
2004-S1 A2
3.872% due 3/25/2020	123,884	121,863
Renaissance Home Equity
Loan Trust
2005-2 AF3
4.499% due 8/25/2035	1,310,000	1,296,433
Residential Asset Mortgage
Products, Inc.
2003-RZ4 A5
4.66% due 2/25/2032	300,000	295,657
2003-RS7 AI4
5.09% due 2/25/2031	489,514	486,017
2003-RS3 AI4
5.67% due 4/25/2033	661,467	659,747
Residential Funding Mortgage
Securities Trust
2003-HS3 AI2
3.15% due 7/25/2018	237,681	235,881
Vanderbilt Acquisition Loan Trust
2002-1 A3
5.70% due 9/7/2023	677,519	678,346
Total Asset Backed Securities
(Cost $7,883,761)		7,775,316

	Principal Amount	Value

Collateralized Mortgage Obligations – 25.7%
Banc of America Alternative Loan Trust
2004-1 2A1
6.00% due 2/25/2034	1,842,766	1,823,080
Banc of America Funding Corp.
2006-3 5A5
5.50% due 3/25/2036	1,026,082	1,009,358
Banc of America Mortgage
Securities, Inc.
2004-F 2A6
4.144% due 7/25/2034(2)	330,000	322,050

June 30, 2007 (unaudited)	Principal Amount	Value

Collateralized Mortgage Obligations (continued)
Citigroup Mortgage Loan Trust
2005-8 2A5
5.50% due 9/25/2035	$530,401	$527,436
Countrywide Alternative Loan Trust
2004-35T2 A1
6.00% due 2/25/2035	1,027,484	1,028,680
2006-19CB A15
6.00% due 8/25/2036	1,085,559	1,087,570
2006-45T1 1A7
6.00% due 2/25/2037	1,007,796	1,003,843
Countrywide Home Loans Trust
2002-19 1A1
6.25% due 11/25/2032	849,431	851,309
FHLMC
2663 VQ
5.00% due 6/15/2022	400,000	375,265
1534 Z
5.00% due 6/15/2023	541,543	528,965
2500 TD
5.50% due 2/15/2016	125,073	124,965
3227 PR
5.50% due 9/15/2035	2,300,000	2,224,296
2367 ME
6.50% due 10/15/2031	1,056,811	1,070,963
FNMA
2006-45 AC
5.50% due 6/25/2036	599,635	592,495
2002-52 PB
6.00% due 2/25/2032	1,500,000	1,505,174
GNMA
1997-19 PG
6.50% due 12/20/2027	1,572,517	1,590,121
J.P. Morgan Mortgage Trust
2005-S2 2A15
6.00% due 9/25/2035	2,209,614	2,169,221
Mastr Asset Securitization Trust
2003-10 3A7
5.50% due 11/25/2033	918,000	885,861
RBSGC Mortgage Pass
Through Certificates
2007-B 2A1
6.087% due 11/25/2021(2)	1,105,504	1,101,704
Residential Accredit Loans, Inc.
2007-QS1 1A1
6.00% due 1/25/2037	1,297,120	1,297,561
Residential Asset Mortgage
Products, Inc.
2005-SL1 A4
6.00% due 5/25/2032	1,105,187	1,092,581
Residential Funding Mortgage
Securities Trust
2006-S3 A7
5.50% due 3/25/2036	1,537,052	1,519,421
Wells Fargo Mortgage Backed
Securities Trust
2003-11 1A3
4.75% due 10/25/2018	1,500,000	1,476,840
2005-5 1A1
5.00% due 5/25/2020	1,768,737	1,696,882

The accompanying notes are an integral part of these financial statements.

40	Call 1.800.766.FUND

June 30, 2007 (unaudited)	Principal Amount	Value

Collateralized Mortgage Obligations (continued)
2006-1 A3
5.00% due 3/25/2021	$1,114,092	$1,069,876
2003-2 A7
5.25% due 2/25/2018	1,100,000	1,079,011
Total Collateralized Mortgage Obligations
(Cost $29,541,451)		29,054,528

	Principal Amount	Value

Commercial Mortgage Backed Securities — 9.8%
Bear Stearns Commercial
Mortgage Securities
2006-T24 AM
5.568% due 10/12/2041(2)	750,000	731,755
Chase Commercial Mortgage
Securities Corp.
1998-2 A2
6.39% due 11/18/2030	273,095	275,225
Crown Castle Towers LLC
2005-1A AFX
4.643% due 6/15/2035(1)	1,500,000	1,460,360
First Union National Bank
Commercial Mortgage Trust
2000-C2 A1
6.94% due 10/15/2032	27,710	27,722
Four Times Square Trust
2000-4TS A2
7.795% due 4/15/2015(1)	1,560,000	1,653,785
GMAC Commercial
Mortgage Securities, Inc.
2006-C1 AM
5.29% due 11/10/2045(2)	572,000	548,416
J.P. Morgan Chase Commercial
Mortgage Securities Corp.
2001-C1 A3
5.857% due 10/12/2035	1,000,000	1,007,360
J.P. Morgan Commercial
Mortgage Finance Corp.
2000-C9 A2
7.77% due 10/15/2032	1,094,592	1,139,384
Merrill Lynch Mortgage Trust
2004-BPC1 A5
4.855% due 10/12/2041(2)	1,110,000	1,050,847
Morgan Stanley Capital I
2006-HQ9 AM
5.773% due 7/12/2044(2)	1,200,000	1,187,288
1999-RM1 E
7.22% due 12/15/2031(2)	975,000	994,788
Wachovia Bank Commercial
Mortgage Trust
2005-C22 A4
5.441% due 12/15/2044(2)	1,100,000	1,065,316
Total Commercial Mortgage Backed Securities
(Cost $11,335,214)		11,142,246

June 30, 2007 (unaudited)	Principal Amount	Value

Corporate Bonds – 20.0%
Aerospace & Defense – 0.4%
General Dynamics Corp.
4.50% due 8/15/2010	$200,000	$195,551
L-3 Communications Corp.
6.125% due 1/15/2014	250,000	235,625
		431,176
Automotive – 0.4%
DaimlerChrysler NA Holdings
4.05% due 6/4/2008	200,000	197,194
6.50% due 11/15/2013	80,000	82,624
TRW, Inc.
7.75% due 6/1/2029	150,000	176,436
		456,254
Building Materials – 0.3%
CRH America, Inc.
6.00% due 9/30/2016	$350,000	$346,060
		346,060
Diversified Manufacturing – 0.5%
Siemens Financieringsmat N.V.
6.125% due 8/17/2026(1)	200,000	197,370
United Technologies Corp.
4.375% due 5/1/2010	100,000	97,317
4.875% due 5/1/2015	300,000	284,170
		578,857
Electric – 0.5%
Nevada Power Co.
5.875% due 1/15/2015	350,000	341,898
6.65% due 4/1/2036	150,000	150,497
PacifiCorp
5.25% due 6/15/2035	100,000	87,899
		580,294
Energy – 0.7%
Canadian Natural Resources Ltd.
6.25% due 3/15/2038	150,000	141,928
RAS Laffan Liquefied
Natural Gas Co., Ltd.
3.437% due 9/15/2009(1)	288,000	280,984
Western Oil Sands, Inc.
8.375% due 5/1/2012	350,000	382,812
		805,724
Energy-Refining – 0.1%
Tosco Corp.
8.125% due 2/15/2030	125,000	152,812
		152,812
Entertainment – 0.5%
Time Warner, Inc.
7.57% due 2/1/2024	350,000	373,883
Viacom, Inc.
6.875% due 4/30/2036	200,000	193,225
		567,108

The accompanying notes are an integral part of these financial statements.

www.RSinvestments.com	41

Schedule of Investments – RS Investment Quality Bond Fund (continued)

June 30, 2007 (unaudited)	Principal Amount	Value

Corporate Bonds (continued)
Finance Companies – 1.6%
American Express Co.
6.80% due 9/1/2066(2)	$75,000	$77,334
Capital One Bank Co.
5.75% due 9/15/2010	200,000	200,947
General Electric Capital Corp.
6.75% due 3/15/2032	200,000	216,994
GMAC LLC
5.125% due 5/9/2008	400,000	395,004
Household Finance Corp.
6.375% due 11/27/2012	400,000	410,668
Residential Capital Corp.
6.125% due 11/21/2008	300,000	297,262
SLM Corp.
4.00% due 1/15/2009	200,000	192,165
		1,790,374
Financial – 1.2%
Goldman Sachs Group, Inc.
5.125% due 1/15/2015	325,000	308,828
5.95% due 1/15/2027	150,000	140,941
Lehman Brothers Holdings
Capital Trust VII
5.857% due 11/29/2049(2)	200,000	195,912
Lehman Brothers Holdings, Inc.
4.25% due 1/27/2010	200,000	194,975
Merrill Lynch & Co.
5.00% due 1/15/2015	250,000	236,763
Morgan Stanley
4.00% due 1/15/2010	150,000	144,812
4.75% due 4/1/2014	200,000	186,768
		1,408,999
Financial-Banks – 3.0%
Bank of America Corp.
4.875% due 9/15/2012	400,000	386,539
BB&T Corp.
4.90% due 6/30/2017	300,000	275,894
Citigroup, Inc.
4.625% due 8/3/2010	400,000	391,543
5.00% due 9/15/2014	500,000	475,631
City National Corp.
5.125% due 2/15/2013	300,000	291,430
Credit Suisse First Boston USA, Inc.
6.50% due 1/15/2012	200,000	207,155
HSBC USA, Inc.
4.625% due 4/1/2014	200,000	186,839
JPMorgan Chase & Co.
5.75% due 1/2/2013	450,000	450,117
Sovereign Bank, Inc.
5.125% due 3/15/2013	150,000	144,678
Wachovia Capital Trust III
5.80% due 8/29/2049(2)	300,000	298,693
Wachovia Corp.
5.25% due 8/1/2014	200,000	194,277
Washington Mutual Bank, FA
5.65% due 8/15/2014	150,000	146,329
		3,449,125

June 30, 2007 (unaudited)	Principal Amount	Value

Corporate Bonds (continued)
Food & Beverage – 0.4%
Diageo Capital PLC
5.50% due 9/30/2016	$125,000	$120,860
Kellogg Co.
2.875% due 6/1/2008	300,000	292,764
		413,624
Health Care – 0.2%
Fisher Scientific International, Inc.
6.125% due 7/1/2015	200,000	196,382
		196,382
Home Construction – 0.3%
Ryland Group, Inc.
5.375% due 6/1/2008	300,000	299,291
		299,291
Insurance – 1.5%
AXA SA
6.463% due 12/14/2049(1),(2)	200,000	185,921
Genworth Financial, Inc.
4.95% due 10/1/2015	125,000	117,206
Liberty Mutual Group, Inc.
7.50% due 8/15/2036(1)	100,000	101,417
MetLife, Inc.
6.40% due 12/15/2036(2)	250,000	231,588
Symetra Financial Corp.
6.125% due 4/1/2016(1)	300,000	296,675
UnitedHealth Group, Inc.
5.375% due 3/15/2016	175,000	168,574
6.50% due 6/15/2037(1)	250,000	250,652
UnumProvident Finance Co.
6.85% due 11/15/2015(1)	300,000	306,562
		1,658,595
Media - Cable – 0.6%
Comcast Cable Communications, Inc.
6.875% due 6/15/2009	250,000	255,969
Comcast Corp.
6.45% due 3/15/2037	250,000	240,931
Time Warner Cable, Inc.
5.85% due 5/1/2017(1)	200,000	194,530
		691,430
Media - NonCable – 0.2%
News America Holdings, Inc.
8.00% due 10/17/2016	150,000	168,851
		168,851
Metals & Mining – 0.6%
Noranda, Inc.
6.00% due 10/15/2015	200,000	199,914
Steel Dynamics, Inc.
6.75% due 4/1/2015(1)	150,000	147,000
United States Steel Corp.
6.65% due 6/1/2037	150,000	145,259
Vale Overseas Ltd.
6.875% due 11/21/2036	200,000	200,080
		692,253
Natural Gas-Pipelines – 0.1%
Enterprise Products Operating LP
8.375% due 8/1/2066(2)	100,000	106,725
		106,725

The accompanying notes are an integral part of these financial statements.

42	Call 1.800.766.FUND

June 30, 2007 (unaudited)	Principal Amount	Value

Corporate Bonds (continued)
Paper & Forest Products – 0.1%
Weyerhaeuser Co.
6.75% due 3/15/2012	$75,000	$77,599
		77,599
Pharmaceuticals – 0.7%
Amgen, Inc.
5.85% due 6/1/2017(1)	200,000	196,892
Genentech, Inc.
4.75% due 7/15/2015	150,000	140,185
5.25% due 7/15/2035	250,000	220,713
Schering-Plough Corp.
5.55% due 12/1/2013(2)	125,000	125,460
Wyeth
5.95% due 4/1/2037	125,000	119,460
		802,710
Railroads – 0.4%
CSX Corp.
4.875% due 11/1/2009	150,000	147,597
Norfolk Southern Corp.
6.75% due 2/15/2011	300,000	310,990
		458,587
Real Estate Investment Trusts – 1.5%
ERP Operating LP
5.375% due 8/1/2016	200,000	191,792
Federal Realty Investment Trust
6.20% due 1/15/2017	150,000	151,262
Highwoods Realty Ltd.
5.85% due 3/15/2017 (1)	150,000	145,085
Liberty Property LP
7.25% due 3/15/2011	200,000	209,817
PPF Funding, Inc.
5.35% due 4/15/2012 (1)	200,000	196,551
Regency Centers LP
6.75% due 1/15/2012	100,000	103,934
Simon Property Group LP
5.25% due 12/1/2016	200,000	190,429
USB Realty Corp.
6.091% due 12/22/2049 (1),(2)	250,000	245,226
Westfield Group
5.40% due 10/1/2012 (1)	250,000	246,509
		1,680,605
Retailers – 0.2%
CVS Caremark Corp.
5.75% due 6/1/2017	125,000	120,603
Wal-Mart Stores, Inc.
4.50% due 7/1/2015	150,000	138,391
		258,994
Supermarkets – 0.1%
Kroger Co.
7.50% due 4/1/2031	100,000	105,016
		105,016
Technology – 0.4%
Cisco Systems, Inc.
5.50% due 2/22/2016	250,000	243,952
National Semiconductor Corp.
6.60% due 6/15/2017	250,000	254,548
		498,500

June 30, 2007 (unaudited)	Principal Amount	Value

Corporate Bonds (continued)
Utilities-Electric – 1.5%
Alabama Power Co.
5.65% due 3/15/2035	$300,000	$268,713
Exelon Corp.
4.45% due 6/15/2010	200,000	193,341
Florida Power & Light Co.
4.95% due 6/1/2035	200,000	169,734
Pacific Gas & Electric Co.
6.05% due 3/1/2034	100,000	96,869
Potomac Edison Co.
5.35% due 11/15/2014	300,000	290,499
Public Service Co. of New Mexico
4.40% due 9/15/2008	500,000	492,164
Public Service Electric Gas Co.
5.125% due 9/1/2012	200,000	195,519
		1,706,839
Wireless Communications – 0.5%
New Cingular Wireless Services, Inc.
8.125% due 5/1/2012	400,000	439,818
Vodafone Group PLC
6.15% due 2/27/2037	100,000	93,029
		532,847
Wireline Communications – 1.5%
AT&T, Inc.
6.80% due 5/15/2036	150,000	155,355
Deutsche Telekom International
Finance BV
8.25% due 6/15/2030(2)	250,000	299,641
France Telecom S.A.
7.75% due 3/1/2011(2)	325,000	347,222
8.50% due 3/1/2031(2)	115,000	144,497
Sprint Capital Corp.
6.90% due 5/1/2019	200,000	197,987
Telecom Italia Capital
5.25% due 10/1/2015	150,000	139,480
Verizon Communications, Inc.
5.55% due 2/15/2016	225,000	219,209
Verizon Global Funding Corp.
5.85% due 9/15/2035	200,000	183,441
		1,686,832

Total Corporate Bonds
(Cost $23,072,394)		22,602,463

	Principal Amount	Value

Mortgage Pass-Through Securities – 23.2%
FHLMC
5.50% due 9/1/2034-12/1/2036	7,327,894	7,083,040
7.00% due 8/1/2008	408	411
FNMA
5.00% due 4/1/2034-5/1/2037	3,961,508	3,722,306
5.272% due 6/1/2036(2)	966,709	962,338
5.50% due 1/1/2037	1,246,559	1,202,876
5.78% due 12/1/2036(2)	1,021,211	1,025,066
6.00% due 8/1/2021-10/1/2036	1,249,264	1,246,772
6.222% due 8/1/2046(2)	981,707	989,583
6.50% due 1/1/2013-11/1/2036	2,091,698	2,117,658
7.00% due 2/1/2009-6/1/2032	375,315	388,326
7.50% due 5/1/2027-2/1/2031	273,687	286,401
8.00% due 6/1/2030-9/1/2030	102,823	108,320

The accompanying notes are an integral part of these financial statements.

www.RSinvestments.com	43

Schedule of Investments – RS Investment Quality Bond Fund (continued)

June 30, 2007 (unaudited)	Principal Amount	Value

Mortgage Pass-Through Securities (continued)
FNMA (TBA)
5.00%, (15 yr. TBA)	$1,700,000	$1,642,625
5.50%, (15 yr. TBA)	600,000	591,000
5.50%, (30 yr. TBA)	4,300,000	4,146,812
GNMA
6.00% due 12/15/2033	255,423	254,721
6.50% due 4/15/2033	455,430	464,824
Total Mortgage Pass-Through Securities
(Cost $26,564,153)		26,233,079

	Principal Amount	Value

Sovereign Debt Securities – 0.6%
Pemex Project Funding Master Trust
7.875% due 2/1/2009	350,000	361,025
Quebec Province
4.60% due 5/26/2015	250,000	235,814
United Mexican States
4.625% due 10/8/2008	100,000	98,700
Total Sovereign Debt Securities
(Cost $700,362)		695,539

	Principal Amount	Value

Taxable Municipal Securities – 0.1%
Oregon – 0.1%
Oregon School Board Association
4.759% due 6/30/2028	$200,000	$178,372
		178,372

Total Taxable Municipal Securities
(Cost $200,000)		178,372

	Principal Amount	Value

U.S. Government Securities – 11.4%
U.S. Government Agency Securities – 3.9%
FHLB
5.125% due 7/17/2018	2,590,000	2,455,906
FHLMC
3.15% due 12/16/2008	390,000	378,592
5.00% due 7/2/2018	1,418,000	1,327,092
FNMA
4.50% due 12/1/2009	310,000	304,374
		4,465,964
U.S. Treasury Bonds – 4.6%
U.S. Treasury Bonds
4.50% due 2/15/2036	2,510,000	2,272,727
6.00% due 2/15/2026	645,000	704,058
6.25% due 8/15/2023	500,000	555,234
7.125% due 2/15/2023	1,350,000	1,620,633
		5,152,652
U.S. Treasury Notes – 2.9%
U.S. Treasury Notes
4.50% due 5/15/2017	2,365,000	2,267,444
4.875% due 7/31/2011	980,000	978,622
		3,246,066

Total U.S. Government Securities
(Cost $12,880,667)		12,864,682

June 30, 2007 (unaudited)	Principal Amount	Value

Commercial Paper – 6.1%
Chemicals – 0.9%
Air Products & Chemicals, Inc.
5.23% due 7/12/2007(3)	$1,000,000	$998,402
		998,402
Financial - Banks – 1.5%
Bank America Corp.
5.25% due 7/12/2007(3)	1,100,000	1,098,235
Societe Generale N.A.
5.25% due 7/18/2007(3)	600,000	598,513
		1,696,748
Food & Beverage – 0.9%
Nestle Capital Corp.
5.21% due 7/12/2007(3)	1,000,000	998,408
		998,408
Oil & Gas Services – 0.4%
Koch Resources LLC
5.26% due 7/17/2007(3)	500,000	498,831
		498,831
Technology – 1.4%
IBM Corp.
5.19% due 7/17/2007(3)	1,650,000	1,646,194
		1,646,194
Utilities-Electric – 1.0%
Southern Co.
5.26% due 7/12/2007(3)	1,100,000	1,098,232
		1,098,232

Total Commercial Paper
(Cost $6,936,815)		6,936,815

	Shares	Value

Other Investments - For Trustee Deferred Compensation Plan – 0.0%
RS Core Equity Fund, Class Y(4)	2	96
RS Emerging Growth Fund, Class Y(4)	9	362
RS Emerging Markets Fund, Class A(4)	2	63
RS Global Natural Resources Fund, Class Y(4)	28	1,017
RS Growth Fund, Class Y(4)	21	350
RS Investors Fund, Class Y(4)	54	700
RS MidCap Opportunities Fund, Class Y(4)	18	291
RS Partners Fund, Class Y(4)	7	255
RS Smaller Company Growth Fund, Class Y(4)	9	210
RS Value Fund, Class Y(4)	7	198
Total Other Investments
(Cost $3,312)		3,542

The accompanying notes are an integral part of these financial statements.

44	Call 1.800.766.FUND

June 30, 2007 (unaudited)	Principal Amount	Value

Repurchase Agreement – 1.6%
State Street Bank and Trust Co.
Repurchase Agreement, 5.13% dated
6/29/2007, maturity value of
$1,870,799, due 7/02/2007,(3)
collateralized by $1,890,000 in
FHLB, 6.05%, due 02/21/2017,
with a value of $1,911,263	$1,870,000	$1,870,000
Total Repurchase Agreement
(Cost $1,870,000)		1,870,000

Total Investments — 105.4%
(Cost $120,988,129)		119,356,582

Payable For Delayed
Delivery Securities – (5.6%)		(6,380,437)

Other Assets, Net – 0.2%		245,655

Total Net Assets – 100.0%		$113,221,800

(1)

Securities that may be resold in transactions exempt from registration under Rule 144A of the Securities Act of 1933, normally to certain qualified buyers. At June 30, 2007, the aggregate market value of these securities amounted to $6,904,681 representing 6.1% of net assets. These securities have been deemed liquid by the investment adviser pursuant to the Fund’s liquidity procedures approved by the Board of Trustees.

(2)	Interest accrual can change due to structural features. The rate shown is the rate in effect at June 30, 2007.
(3)	Securities are segregated to cover TBAs.
(4)	Investments in designated RS Mutual Funds under a deferred compensation plan adopted for disinterested Trustees. See Note 3b in Notes to Financial Statements.

Glossary of Terms:
TBA - To be announced.

The accompanying notes are an integral part of these financial statements.

www.RSinvestments.com	45

Schedule of Investments – RS Low Duration Bond Fund

June 30, 2007 (unaudited)	Principal Amount	Value

Asset Backed Securities — 15.6%
American Express Credit
Account Master Trust
2004-3 A
4.35% due 12/15/2011	$360,000	$354,181
Ameriquest Mortgage
Securities, Inc.
2003-5 A6
4.541% due 4/25/2033(1)	310,640	299,384
Bank One Issuance Trust
2003-A7 A7
3.35% due 3/15/2011	340,000	333,557
Capital Auto Receivables
Asset Trust
2006-SN1A A3
5.31% due 10/20/2009(2)	520,000	519,455
Carmax Auto Owner Trust
2005-1 A4
4.35% due 3/15/2010	390,000	386,065
Chase Funding Mortgage
Loan Trust
2004-1 1A6
4.266% due 6/25/2015	430,220	406,144
CitiFinancial Mortgage
Securities, Inc.
2003-3 AF5
4.553% due 8/25/2033(1)	350,000	333,568
Countrywide Asset-Backed
Certificates Trust
2004-S1 A2
3.872% due 3/25/2020(1)	171,302	168,509
Ford Credit Auto Owner Trust
2005-B A4
4.38% due 1/15/2010	565,000	560,123
Renaissance Home Equity
Loan Trust
2005-2 AF3
4.499% due 8/25/2035(1)	510,000	504,718
Residential Asset Mortgage
Products, Inc.
2003-RZ4 A5
4.66% due 2/25/2032	510,000	502,617
2004-RS9 AII2
5.158% due 7/25/2034(1)	18,478	18,484
2003-RS3 AI4
5.67% due 4/25/2033(1)	485,076	483,815
2002-RS4 AI5
6.163% due 8/25/2032(1)	75,627	74,944
Residential Funding Mortgage
Securities Trust
2003-HS3 AI2
3.15% due 7/25/2018	87,645	86,981
World Omni Auto
Receivables Trust
2005-A A4
3.82% due 11/12/2011	587,000	577,710
Total Asset Backed Securities (Cost $5,657,508)		5,610,255

June 30, 2007 (unaudited)	Principal Amount	Value

Collateralized Mortgage Obligations — 14.1%
Banc of America Mortgage
Securities, Inc.
2004-F 2A6
4.144% due 7/25/2034(1)	$360,000	$351,327
Countrywide Alternative
Loan Trust
2004-35T2 A1
6.00% due 2/25/2035	336,427	336,819
2006-45T1 1A7
6.00% due 2/25/2037	335,932	334,614
FHLMC
2598 QC
4.50% due 6/15/2027	353,861	348,183
1534 Z
5.00% due 6/15/2023	226,353	221,096
2500 TD
5.50% due 2/15/2016	129,705	129,593
20 H
5.50% due 10/25/2023	103,476	102,119
1650 J
6.50% due 6/15/2023	297,389	299,608
FNMA
2003-24 PU
3.50% due 11/25/2015	239,000	230,400
2003-63 GU
4.00% due 7/25/2033	230,146	226,311
2005-39 CL
5.00% due 12/25/2021	340,000	335,124
2003-13 ME
5.00% due 2/25/2026	282,216	280,410
2002-55 PC
5.50% due 4/25/2026	18,918	18,860
2006-45 AC
5.50% due 6/25/2036	192,475	190,183
2002-52 PB
6.00% due 2/25/2032	475,000	476,638
GNMA
2002-93 NV
4.75% due 2/20/2032	48,417	47,113
J.P. Morgan Mortgage Trust
2005-S2 2A15
6.00% due 9/25/2035	188,227	184,786
RBSGC Mortgage Pass
Through Certificates
2007-B 2A1
6.087% due 11/25/2021(1)	349,107	347,907
Residential Accredit Loans, Inc.
2007-QS1 1A1
6.00% due 1/25/2037	389,136	389,268
Residential Asset Mortgage
Products, Inc.
2005-SL1 A4
6.00% due 5/25/2032	183,312	181,221
Wells Fargo Mortgage-Backed
Securities Trust
2005-14 2A1
5.50% due 12/25/2035	58,935	56,366
Total Collateralized Mortgage Obligations (Cost $5,150,205)		5,087,946

The accompanying notes are an integral part of these financial statements.

46	Call 1.800.766.FUND

June 30, 2007 (unaudited)	Principal Amount	Value

Commercial Mortgage Backed Securities — 13.6%
Chase Commercial Mortgage
Securities Corp.
1998-2 A2
6.39% due 11/18/2030	$559,621	$563,986
Commercial Mortgage Asset Trust
1999-C1 A3
6.64% due 1/17/2032	383,107	389,345
Crown Castle Towers LLC
2005-1A AFX
4.643% due 6/15/2035(2)	250,000	243,393
Four Times Square Trust
2000-4TS A2
7.795% due 4/15/2015(2)	490,000	519,458
GMAC Commercial Mortgage
Securities, Inc.
1999-C2 A2
6.945% due 9/15/2033	284,855	290,769
Greenwich Capital Commercial
Funding Corp.
2004-GG1 A2
3.835% due 6/10/2036	21,343	21,275
2005-GG3 A2
4.305% due 8/10/2042	336,000	327,324
GS Mortgage Securities Corp. II
2004-GG2 A3
4.602% due 8/10/2038	380,000	373,959
J.P. Morgan Chase Commercial
Mortgage Securities Corp.
2004-C1 A1
3.053% due 1/15/2038	403,513	390,271
2001-C1 A3
5.857% due 10/12/2035	345,000	347,539
J.P. Morgan Commercial
Mortgage Finance Corp.
2000-C9 A2
7.77% due 10/15/2032	318,911	331,962
LB UBS Commercial Mortgage
Trust
2003-C1 A2
3.323% due 3/15/2027	250,000	246,394
2000-C5 A1
6.41% due 12/15/2019	143,253	143,647
Morgan Stanley Capital I
1999-RM1 E
7.22% due 12/15/2031(1)	690,000	704,004
Total Commercial Mortgage Backed Securities (Cost $4,957,126)		4,893,326

	Principal Amount	Value

Corporate Bonds — 28.3%
Aerospace & Defense — 0.2%
Raytheon Co.
4.50% due 11/15/2007	53,000	52,814
		52,814
Automotive — 2.4%
DaimlerChrysler NA Holding Corp.
4.75% due 1/15/2008	500,000	498,271

June 30, 2007 (unaudited)	Principal Amount	Value

Corporate Bonds (continued)
Automotive (continued)
General Motors Acceptance Corp.
4.375% due 12/10/2007	$350,000	$347,477
		845,748
Chemicals — 2.3%
ICI Wilmington, Inc.
7.05% due 9/15/2007	300,000	300,707
Lyondell Chemical Co.
10.875% due 5/1/2009	200,000	200,000
Praxair, Inc.
4.75% due 7/15/2007	328,000	327,954
		828,661
Electric — 1.5%
Entergy Gulf States, Inc.
3.60% due 6/1/2008	350,000	343,755
Pepco Holdings, Inc.
5.50% due 8/15/2007	180,000	180,072
		523,827
Energy — 1.4%
Anadarko Petroleum Corp.
3.25% due 5/1/2008	300,000	294,193
RAS Laffan Liquefied Natural
Gas Co., Ltd.
3.437% due 9/15/2009(2)	216,000	210,738
		504,931
Finance Companies — 3.3%
General Electric Capital Corp.
3.50% due 8/15/2007	500,000	498,996
iStar Financial, Inc.
7.00% due 3/15/2008	300,000	302,431
Residential Capital Corp.
6.125% due 11/21/2008	250,000	247,718
SLM Corp.
4.00% due 1/15/2009	150,000	144,124
		1,193,269
Financial - Banks — 1.6%
Popular NA, Inc.
3.875% due 10/1/2008	300,000	294,048
Sovereign Bank
4.00% due 2/1/2008	300,000	297,456
		591,504
Home Construction — 0.8%
Ryland Group, Inc.
5.375% due 6/1/2008	300,000	299,291
		299,291
Insurance — 2.2%
UnitedHealth Group, Inc.
3.375% due 8/15/2007	300,000	299,288
Unum Group
5.859% due 5/15/2009	200,000	200,573
WellPoint, Inc.
3.75% due 12/14/2007	300,000	297,650
		797,511
Media - Cable — 0.9%
Comcast Corp.
7.625% due 4/15/2008	300,000	304,403
		304,403

The accompanying notes are an integral part of these financial statements.

www.RSinvestments.com	47

Schedule of Investments – RS Low Duration Bond Fund (continued)

June 30, 2007 (unaudited)	Principal Amount	Value

Corporate Bonds (continued)
Media - NonCable — 0.5%
R.H. Donnelley Finance Corp. I
10.875% due 12/15/2012	$150,000	$159,938
		159,938
Natural Gas - Distributors — 0.8%
ONEOK, Inc.
7.125% due 4/15/2011	290,000	302,634
		302,634
Natural Gas - Pipelines — 1.4%
Enterprise Products Operating LP
4.00% due 10/15/2007	500,000	497,929
		497,929
Paper & Forest Products — 1.6%
International Paper Co.
3.80% due 4/1/2008	300,000	295,679
Packaging Corp. of America
4.375% due 8/1/2008	300,000	295,558
		591,237
Railroads — 1.0%
Illinois Central Railroad Co.
6.98% due 7/12/2007	350,000	350,111
		350,111
Retailers — 2.5%
CVS Corp.
3.875% due 11/1/2007	300,000	298,296
Federated Department Stores, Inc.
6.625% due 9/1/2008	305,000	307,001
J.C. Penney Corp., Inc.
6.50% due 12/15/2007	300,000	300,941
		906,238
Supermarkets — 0.8%
Safeway, Inc.
7.00% due 9/15/2007	300,000	300,720
		300,720
Utilities - Electric & Water — 2.3%
American Electric Power Co, Inc.
4.709% due 8/16/2007 (1)	289,000	288,700
Public Service Co. of New Mexico
4.40% due 9/15/2008	250,000	246,082
Tampa Electric Co.
5.375% due 8/15/2007	300,000	299,907
		834,689
Wireline Communications — 0.8%
Telecom Italia Capital
4.00% due 11/15/2008	300,000	293,623
		293,623

Total Corporate Bonds (Cost $10,205,816)		10,179,078

June 30, 2007 (unaudited)	Principal Amount	Value

Mortgage Pass-Through Security — 1.0%
FNMA
6.222% due 8/1/2046(1)	$343,781	$346,539
Total Mortgage Pass-Through Security (Cost $347,144)		346,539

	Principal Amount	Value

Sovereign Debt Security — 0.8%
United Mexican States
4.625% due 10/8/2008	300,000	296,100
Total Sovereign Debt Security (Cost $297,591)		296,100

	Principal Amount	Value

U.S. Government Securities — 22.3%
U.S. Government Agency Securities — 17.9%
FHLMC
3.15% due 12/16/2008	585,000	567,888
4.00% due 12/15/2009	1,380,000	1,342,315
FNMA
3.75% due 3/18/2010(1)	165,000	161,041
3.875% due 2/15/2010	920,000	891,119
4.50% due 12/1/2009	520,000	510,563
5.00% due 10/15/2011 - 2/16/2012	1,210,000	1,196,759
5.125% due 4/15/2011	1,800,000	1,793,471
		6,463,156
U.S. Treasury Notes — 4.4%
U.S. Treasury Notes
4.25% due 10/15/2010	220,000	215,772
4.50% due 5/15/2010	425,000	420,551
4.625% due 2/29/2012	220,000	217,181
4.75% due 5/31/2012	740,000	734,220
		1,587,724

Total U.S. Government Securities (Cost $8,106,669)		8,050,880

	Shares	Value

Other Investments - For Trustee Deferred Compensation Plan — 0.0%
RS Core Equity Fund, Class Y(3)	1	30
RS Emerging Growth Fund, Class Y(3)	3	113
RS Emerging Markets Fund, Class A(3)	1	20
RS Global Natural Resources Fund, Class Y(3)	9	318
RS Growth Fund, Class Y(3)	6	110
RS Investors Fund, Class Y(3)	17	219
RS MidCap Opportunities Fund, Class Y (3)	5	91
RS Partners Fund, Class Y(3)	2	80
RS Smaller Company Growth Fund, Class Y(3)	3	66
RS Value Fund, Class Y(3)	2	62
Total Other Investments (Cost $1,037)		1,109

The accompanying notes are an integral part of these financial statements.

48	Call 1.800.766.FUND

June 30, 2007 (unaudited)	Principal Amount	Value

Repurchase Agreement — 5.8%
State Street Bank and Trust Co.
Repurchase Agreement, 5.13%,
dated 6/29/2007, maturity value
of $2,103,899, due 7/2/2007,
collateralized by $2,145,000 in
FNMA, 6.125%, due 6/27/2017,
with a value of $2,147,681	$2,103,000	$2,103,000
Total Repurchase Agreement (Cost $2,103,000)		2,103,000

Total Investments — 101.5% (Cost $36,826,096)		36,568,233

Other Liabilities, Net — (1.5)%		(538,627)

Total Net Assets — 100.0%		$36,029,606

(1)	Interest accrual can change due to structural features. The rate shown is the rate in effect at June 30, 2007.
(2)

Securities that may be resold in transactions exempt from registration under Rule 144A of the Securities Act of 1933, normally to certain qualified buyers. At June 30, 2007 the aggregate market value of these securities amounted to $1,493,044, representing 4.1% of net assets. These securities have been deemed liquid by the investment adviser pursuant to the Fund’s liquidity procedures approved by the Board of Trustees.

(3)	Investments in designated RS Mutual Funds under a deferred compensation plan adopted for disinterested Trustees. See Note 3b in Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

www.RSinvestments.com	49

Schedule of Investments – High Yield Bond Fund

June 30, 2007 (unaudited)	Rating Moody’s/ S&P	Principal Amount	Value

Corporate Bonds – 88.4%
Aerospace & Defense – 2.1%
Alion Science and
Technology Corp.
Sr. Nt.
10.25% due 2/1/2015	B3/CCC+	$200,000	$206,500
Communications &
Power Industries, Inc.
Sr. Sub. Nt.
8.00% due 2/1/2012	B2/B-	490,000	494,900
DRS Technologies, Inc.
Sr. Sub. Nt.
7.625% due 2/1/2018	B3/B	520,000	525,200
L-3 Communications Corp.
Sr. Sub. Nt.
5.875% due 1/15/2015	Ba3/BB+	180,000	166,950
6.125% due 7/15/2013	Ba3/BB+	204,000	192,780
6.375% due 10/15/2015	Ba3/BB+	200,000	189,000
			1,775,330
Automotive – 6.7%
American Axle &
Manufacturing, Inc.
Sr. Nt.
7.875% due 3/1/2017	Ba3/BB	150,000	147,375
Ford Motor Credit Co.
Nt.
6.75% due 8/15/2008	B1/B	800,000	795,595
Sr. Nt.
7.25% due 10/25/2011	B1/B	1,400,000	1,347,405
8.00% due 12/15/2016	B1/B	700,000	670,494
9.75% due 9/15/2010	B1/B	538,000	561,772
9.875% due 8/10/2011	B1/B	570,000	598,291
General Motors Corp.
Sr. Deb.
8.375% due 7/15/2033	Caa1/B-	1,050,000	958,125
Goodyear Tire & Rubber Co.
Sr. Nt.
8.625% due 12/1/2011(1)	Ba3/B	91,000	95,777
9.135% due 12/1/2009(1),(2)	Ba3/B	140,000	140,350
TRW Automotive, Inc.
7.25% due 3/15/2017(1)	Ba3/BB-	437,000	416,242
			5,731,426
Building Materials – 1.3%
Mueller Water Products, Inc.
Sr. Sub. Nt.
7.375% due 6/1/2017(1)	B3/B	143,000	141,800
Norcraft Cos. LP
Sr. Sub. Nt.
9.00% due 11/1/2011	B1/B-	500,000	516,250
U.S. Concrete, Inc.
Sr. Sub. Nt.
8.375% due 4/1/2014	B2/B-	480,000	478,800
			1,136,850
Chemicals – 4.7%
Equistar Chemicals LP
Sr. Nt.
10.125% due 9/1/2008	B1/BB-	449,000	466,960

June 30, 2007 (unaudited)	Rating Moody’s/ S&P	Principal Amount	Value

Corporate Bonds (continued)
Chemicals (continued)
Huntsman International LLC
Sr. Sub. Nt.
7.875% due 11/15/2014	B2/B	$180,000	$192,825
Koppers, Inc.
Sr. Nt.
9.875% due 10/15/2013	B2/B	398,000	424,865
Lyondell Chemical Co.
Sr. Sub. Nt.
10.875% due 5/1/2009	B2/B	2,552,000	2,552,000
Momentive Performance
Materials, Inc.
Sr. Nt.
9.75% due 12/1/2014(1)	B3/B-	360,000	363,600
			4,000,250
Construction Machinery – 1.8%
Ashtead Capital, Inc.
Nt.
9.00% due 8/15/2016(1)	B3/B	300,000	314,250
Ashtead Holdings PLC
Sr. Nt.
8.625% due 8/1/2015(1)	B3/B	200,000	204,000
Neff Corp.
Sr. Nt.
10.00% due 6/1/2015(1)	Caa2/B-	140,000	139,650
Rental Service Corp.
Sr. Nt.
9.50% due 12/1/2014(1)	Caa1/B-	45,000	45,900
Titan International, Inc.
Sr. Nt.
8.00% due 1/15/2012	B3/B	160,000	164,400
United Rentals NA, Inc.
Sr. Sub. Nt.
7.75% due 11/15/2013	B3/B	640,000	640,800
			1,509,000
Consumer Products – 1.7%
Easton-Bell Sports, Inc.
Sr. Sub. Nt.
8.375% due 10/1/2012	B3/B-	530,000	522,050
Elizabeth Arden, Inc.
Sr. Sub. Nt.
7.75% due 1/15/2014	B1/B-	410,000	413,075
Jarden Corp.
Sr. Sub. Nt.
7.50% due 5/1/2017	B3/B-	495,000	488,813
			1,423,938
Diversified Manufacturing – 0.3%
Baldor Electric Co.
Sr. Nt.
8.625% due 2/15/2017	B3/B	160,000	169,200
ESCO Corp.
Sr. Nt.
8.625% due 12/15/2013 (1)	B2/B	90,000	94,500
			263,700
Electric – 2.6%
Dynegy Holdings, Inc.
Sr. Nt.
7.75% due 6/1/2019 (1)	B2/B-	450,000	418,500

The accompanying notes are an integral part of these financial statements.

50	Call 1.800.766.FUND

June 30, 2007 (unaudited)	Rating Moody’s/ S&P	Principal Amount	Value

Corporate Bonds (continued)
Electric (continued)
Edison Mission Energy
Sr. Nt.
7.00% due 5/15/2017 (1)	B1/BB-	$350,000	$329,875
NRG Energy, Inc.
Sr. Nt.
7.375% due 1/15/2017	B1/B	360,000	361,350
Reliant Energy, Inc.
Sr. Nt.
7.625% due 6/15/2014	B3/B-	360,000	351,000
7.875% due 6/15/2017	B3/B-	180,000	175,050
Sierra Pacific Resources
Sr. Nt.
8.625% due 3/15/2014	B1/B	557,000	597,835
			2,233,610
Energy – 6.3%
Allis-Chalmers Energy, Inc.
Sr Nt.
9.00% due 1/15/2014	B2/B	250,000	254,375
Basic Energy Services, Inc.
Sr. Nt.
7.125% due 4/15/2016	B1/B	200,000	191,000
Belden & Blake Corp.
Sr. Sec. Nt.
8.75% due 7/15/2012	Caa2/B	200,000	205,000
Chaparral Energy, Inc.
Sr. Nt.
8.50% due 12/1/2015	Caa1/CCC+	865,000	845,537
Chesapeake
Energy Corp.
Sr. Nt.
7.625% due 7/15/2013	Ba2/BB	300,000	307,500
Cimarex Energy Co.
Sr. Nt.
7.125% due 5/1/2017	B1/BB-	285,000	277,875
Compagnie Generale
de Geophysique-Veritas
Sr. Nt.
7.75% due 5/15/2017	Ba3/B+	85,000	86,063
Complete Production
Services, Inc.
Sr. Nt.
8.00% due 12/15/2016 (1)	B2/B	180,000	181,800
Encore Acquisition Co.
Sr. Sub. Nt.
7.25% due 12/1/2017	B1/B	600,000	552,000
Energy Partners Ltd.
Sr. Nt.
9.75% due 4/15/2014 (1)	Caa1/B-	570,000	565,725
Hanover Compressor Co.
Sr. Nt.
7.50% due 4/15/2013	B2/B	100,000	100,500
Hilcorp Energy I LP
Sr. Nt.
7.75% due 11/1/2015(1)	B3/B	165,000	160,050
9.00% due 6/1/2016(1)	B3/B	200,000	207,000
Mariner Energy, Inc.
Sr. Nt.
8.00% due 5/15/2017	B3/B-	285,000	282,862

June 30, 2007 (unaudited)	Rating Moody’s/ S&P	Principal Amount	Value

Corporate Bonds (continued)
Energy (continued)
OPTI Canada, Inc.
Sr. Sec. Nt.
7.875% due 12/15/2014(1)	B1/BB+	$200,000	$200,000
8.25% due 12/15/2014(1)	B1/BB+	90,000	91,350
Pride International, Inc.
Sr. Nt.
7.375% due 7/15/2014	Ba2/BB-	219,000	219,548
Western Oil Sands, Inc.
8.375% due 5/1/2012	Ba2/BBB	298,000	325,937
Whiting Petroleum Corp.
Sr. Sub. Nt.
7.00% due 2/1/2014	B1/B	400,000	376,000
			5,430,122
Energy-Refining – 0.4%
Petroplus Finance Ltd.
Sr. Nt.
6.75% due 5/1/2014(1)	B1/BB-	90,000	86,625
7.00% due 5/1/2017(1)	B1/BB-	265,000	255,063
			341,688
Entertainment – 0.3%
Snoqualmie Entertainment Authority
Nt.
9.125% due 2/1/2015 (1)	B3/B	285,000	292,125
			292,125
Environmental – 0.4%
Allied Waste NA, Inc.
Sr. Nt.
7.875% due 4/15/2013	B1/BB+	335,000	338,769
			338,769
Food & Beverage – 3.8%
Aramark Corp.
Sr. Nt.
8.50% due 2/1/2015(1)	B3/B-	285,000	289,987
8.856% due 2/1/2015(1),(2)	B3/B-	135,000	137,025
ASG Consolidated LLC
Sr. Disc. Nt.
0.00/11.50% due 11/1/2011(3)	B3/B-	550,000	511,500
Constellation Brands, Inc.
Sr. Nt.
7.25% due 9/1/2016	Ba3/BB-	600,000	585,000
7.25% due 5/15/2017(1)	Ba3/BB-	360,000	351,000
Dean Foods Co.
Sr. Nt.
7.00% due 6/1/2016	B1/B+	600,000	573,000
Michael Foods, Inc.
Sr. Sub. Nt.
8.00% due 11/15/2013	B3/B-	808,000	816,080
			3,263,592
Gaming – 7.0%
Boyd Gaming Corp.
Sr. Sub. Nt.
6.75% due 4/15/2014	Ba3/B+	600,000	588,000
7.125% due 2/1/2016	Ba3/B+	400,000	388,000
Buffalo Thunder
Development Authority
Sr. Sec. Nt.
9.375% due 12/15/2014(1)	B2/B	140,000	140,000

The accompanying notes are an integral part of these financial statements.

www.RSinvestments.com	51

Schedule of Investments – High Yield Bond Fund (continued)

June 30, 2007 (unaudited)	Rating Moody’s/ S&P	Principal Amount	Value

Corporate Bonds (continued)
Gaming (continued)
Fontainebleau Las
Vegas Holdings LLC
Nt.
10.25% due 6/15/2015 (1)	Caa1/CCC+	$180,000	$177,300
Great Canadian
Gaming Corp.
Sr. Sub. Nt.
7.25% due 2/15/2015 (1)	B2/B+	140,000	139,300
Harrahs Operating
Co., Inc.
Nt.
6.50% due 6/1/2016	Baa3/BB	1,440,000	1,202,400
MGM Mirage, Inc.
Sr. Nt.
7.50% due 6/1/2016	Ba2/BB	1,230,000	1,166,962
Pokagon Gaming
Authority
Sr. Nt.
10.375% due 6/15/2014 (1)	B3/B	200,000	220,500
Seminole Hard Rock
Entertainment, Inc.
Sr. Sec. Nt.
7.86% due 3/15/2014 (1),(2)	B1/BB	85,000	85,638
Seneca Gaming Corp.
Sr. Nt.
7.25% due 5/1/2012	Ba2/BB	955,000	968,131
Station Casinos, Inc.
Sr. Sub. Nt.
6.875% due 3/1/2016	Ba3/B	825,000	728,063
Turning Stone Resort
Casino Enterprise
Sr. Nt.
9.125% due 9/15/2014 (1)	B1/B+	200,000	203,500
			6,007,794
Health Care – 6.5%
Alliance Imaging, Inc.
Sr. Sub. Nt.
7.25% due 12/15/2012	B3/B-	700,000	679,000
Fresenius Medical Care
Capital Tr.
7.875% due 6/15/2011	B1/B+	570,000	589,950
HCA, Inc.
Sr. Nt.
6.25% due 2/15/2013	Caa1/B-	400,000	361,000
6.50% due 2/15/2016	Caa1/B-	570,000	482,363
Sr. Sec. Nt.
9.125% due 11/15/2014 (1)	B2/BB-	500,000	525,625
9.25% due 11/15/2016 (1)	B2/BB-	1,130,000	1,203,450
PTS Acquisition Corp.
Sr. Nt.
9.50% due 4/15/2015 (1)	Caa1/B-	525,000	515,812
Triad Hospitals, Inc.
Sr. Sub. Nt.
7.00% due 11/15/2013	B2/B+	850,000	893,519
US Oncology, Inc.
Sr. Sub. Nt.
10.75% due 8/15/2014	B2/B-	330,000	353,100
			5,603,819

June 30, 2007 (unaudited)	Rating Moody’s/ S&P	Principal Amount	Value

Corporate Bonds (continued)
Home Construction – 0.7%
K. Hovnanian Enterprises, Inc.
Sr. Nt.
6.25% due 1/15/2016	Ba3/BB	$200,000	$170,000
8.625% due 1/15/2017	Ba3/BB	100,000	96,000
Meritage Homes Corp.
Sr. Nt.
6.25% due 3/15/2015	Ba2/BB	350,000	311,500
			577,500
Industrial-Other – 1.0%
Belden CDT, Inc.
Sr. Sub. Nt.
7.00% due 3/15/2017 (1)	Ba2/BB-	175,000	172,375
Education Management
LLC
Sr. Nt.
8.75% due 6/1/2014	B2/CCC+	500,000	512,500
Seitel, Inc.
Sr. Nt.
9.75% due 2/15/2014 (1)	B3/B-	140,000	138,600
			823,475
Insurance – 0.8%
UnumProvident Finance Co.
Sr. Nt.
6.85% due 11/15/2015 (1)	Ba1/BB+	400,000	408,749
USI Holdings Corp.
Sr. Sub. Nt.
9.75% due 5/15/2015 (1)	Caa1/CCC	285,000	283,575
			692,324
Lodging – 1.0%
Host Marriott LP
Sr. Nt. Ser. O
6.375% due 3/15/2015	Ba1/BB	900,000	864,000
			864,000
Media - Cable – 4.5%
Cablevision Systems Corp.
Sr. Nt.
8.00% due 4/15/2012	B3/B+	910,000	898,625
Charter Communications
Holdings II LLC
Sr. Nt.
10.25% due 9/15/2010	Caa2/CCC	1,272,000	1,329,240
Charter Communications
Operating LLC
Sr. Nt.
8.00% due 4/30/2012 (1)	B3/B+	372,000	376,650
CSC Holdings, Inc.
Sr. Nt. Ser. B
7.625% due 4/1/2011	B2/B+	400,000	397,000
Insight Communications,
Inc.
Sr. Disc. Nt.
12.25% due 2/15/2011	B3/CCC+	515,000	538,175
Local TV Finance LLC
Sr. Nt.
9.25% due 6/15/2015(1)	Caa1/CCC+	285,000	282,150

The accompanying notes are an integral part of these financial statements.

52	Call 1.800.766.FUND

June 30, 2007 (unaudited)	Rating Moody’s/ S&P	Principal Amount	Value

Corporate Bonds (continued)
Media - Cable (continued)
Virgin Media Finance
PLC
Sr. Nt.
9.125% due 8/15/2016	B2/B-	$50,000	$52,375
			3,874,215
Media - NonCable – 6.8%
Block Communications,
Inc.
Sr. Nt.
8.25% due 12/15/2015(1)	B2/B-	1,120,000	1,131,200
Bonten Media
Acquisition Co.
Sr. Sub. Nt.
9.00% due 6/1/2015 (1)	Caa1/CCC+	285,000	277,875
Dex Media East LLC
Sr. Sub. Nt.
12.125% due 11/15/2012	B2/B	351,000	377,764
DirecTV Holdings LLC
Sr. Nt.
6.375% due 6/15/2015	Ba3/BB-	388,000	364,720
EchoStar DBS Corp.
Sr. Nt.
6.375% due 10/1/2011	Ba3/BB-	365,000	357,700
6.625% due 10/1/2014	Ba3/BB-	295,000	281,725
Hughes Network
Systems LLC
Sr. Nt.
9.50% due 4/15/2014	B1/B-	100,000	104,500
Idearc, Inc.
Sr. Nt.
8.00% due 11/15/2016	B2/B+	540,000	545,400
Mediacom Broadband LLC
Sr. Nt.
8.50% due 10/15/2015(1)	B3/B	200,000	201,000
R.H. Donnelley Corp.
Sr. Disc. Nt. Ser. A-1
6.875% due 1/15/2013	B3/B	140,000	132,650
Sr. Disc. Nt. Ser. A-2
6.875% due 1/15/2013	B3/B	440,000	416,900
R.H. Donnelley
Financial Corp. I
Sr. Sub. Nt.
10.875% due 12/15/2012	B2/B	465,000	495,806
Reader’s Digest
Association, Inc.
Sr. Sub. Nt.
9.00% due 2/15/2017(1)	Caa1/CCC+	565,000	528,275
Valassis Communications,
Inc.
Sr. Nt.
8.25% due 3/1/2015 (1)	B3/B-	660,000	643,500
			5,859,015
Metals & Mining – 0.4%
Freeport-McMoRan
Copper & Gold, Inc.
Sr. Nt.
8.25% due 4/1/2015	Ba3/BB	175,000	184,625
8.375% due 4/1/2017	Ba3/BB	175,000	186,813
			371,438

June 30, 2007 (unaudited)	Rating Moody’s/ S&P	Principal Amount	Value

Corporate Bonds (continued)
Natural Gas-Distributors – 0.7%
Amerigas Partners LP
Sr. Nt.
7.125% due 5/20/2016	B1/NR	$600,000	$589,500
			589,500
Natural Gas-Pipelines – 1.8%
El Paso Performance-Linked Tr.
Nt.
7.75% due 7/15/2011 (1)	Ba3/BB	200,000	206,000
MarkWest Energy Partners LP
Sr. Nt. Ser. B
8.50% due 7/15/2016	B2/B	600,000	610,500
SemGroup LP
Sr. Nt.
8.75% due 11/15/2015 (1)	B1/NR	760,000	763,800
			1,580,300
Noncaptive Consumer – 0.7%
ACE Cash Express, Inc.
Sr. Nt.
10.25% due 10/1/2014 (1)	Caa1/B-	575,000	587,938
			587,938
Noncaptive Diversified – 2.2%
General Motors Acceptance Corp.
Nt.
6.75% due 12/1/2014	Ba1/BB+	1,990,000	1,905,735
			1,905,735
Packaging – 1.9%
Crown Americas LLC
Sr. Nt.
7.75% due 11/15/2015	B1/B	800,000	804,000
Owens-Brockway
Glass Container, Inc.
Sr. Sec. Nt.
7.75% due 5/15/2011	Ba2/BB	400,000	410,500
8.875% due 2/15/2009	Ba2/BB	373,000	379,527
			1,594,027
Paper & Forest Products – 4.2%
Abitibi-Consolidated, Inc.
Nt.
8.55% due 8/1/2010	B3/B	810,000	773,550
Bowater, Inc.
Nt.
6.50% due 6/15/2013	B3/B	760,000	660,250
Caraustar Inds., Inc.
Nt.
7.375% due 6/1/2009	Caa2/B+	600,000	570,000
Catalyst Paper Corp.
Sr. Nt. Ser. D
8.625% due 6/15/2011	B2/B+	535,000	517,613
Graphic Packaging
International, Inc.
Sr. Sub. Nt.
9.50% due 8/15/2013	B3/B-	1,022,000	1,061,602
			3,583,015

The accompanying notes are an integral part of these financial statements.

www.RSinvestments.com	53

Schedule of Investments – High Yield Bond Fund (continued)

June 30, 2007 (unaudited)	Rating Moody’s/ S&P	Principal Amount	Value

Corporate Bonds (continued)
Retailers – 1.7%
Autonation, Inc.
Sr. Nt.
7.00% due 4/15/2014	Ba2/BB+	$100,000	$98,750
7.356% due 4/15/2013(2)	Ba2/BB+	50,000	49,875
KAR Holdings, Inc.
Sr. Sub. Nt.
10.00% due 5/1/2015 (1)	Caa1/CCC	570,000	555,750
Michaels Stores, Inc.
Sr. Sub. Nt.
11.375% due 11/1/2016 (1)	Caa1/CCC	360,000	376,200
Rent-A-Center
Sr. Sub. Nt. Ser. B
7.50% due 5/1/2010	B2/B+	400,000	406,000
			1,486,575
Services – 2.3%
NCO Group, Inc.
Sr. Nt.
10.23% due 11/15/2013(1),(2)	B3/B-	330,000	330,825
Sr. Sub. Nt.
11.875% due 11/15/2014(1)	Caa1/B-	180,000	185,850
Realogy Corp.
Sr. Nt.
7.50% due 10/15/2016(1)	Ba3/BB+	500,000	500,000
Sr. Sub. Nt.
12.375% due 4/15/2015(1)	Caa2/B-	360,000	328,500
Travelport LLC
Sr. Nt.
9.985% due 9/1/2014 (2)	B3/CCC+	600,000	622,500
			1,967,675
Supermarkets – 0.8%
Delhaize America, Inc.
Debt.
9.00% due 4/15/2031	Baa3/BB+	370,000	447,015
Stater Brothers Holdings
Sr. Nt.
7.75% due 4/15/2015 (1)	B2/B+	90,000	90,225
Supervalu, Inc.
Sr. Nt.
7.50% due 11/15/2014	B1/B	180,000	184,500
			721,740
Technology – 4.0%
Deluxe Corp.
Sr. Nt.
7.375% due 6/1/2015 (1)	Ba2/BB-	57,000	56,715
Freescale Semiconductor,
Inc.
Sr. Nt.
8.875% due 12/15/2014(1)	B1/B	360,000	343,800
9.125% due 12/15/2014(1)	B1/B	705,000	662,700
9.235% due 12/15/2014(1),(2)	B1/B	180,000	173,700
Sr. Sub. Nt.
10.125% due 12/15/2016(1)	B2/B	180,000	169,200
Iron Mountain, Inc.
Sr. Sub. Nt.
8.625% due 4/1/2013	B3/B	700,000	701,750

June 30, 2007 (unaudited)	Rating Moody’s/ S&P	Principal Amount	Value

Corporate Bonds (continued)
Technology (continued)
Nortel Networks Ltd.
Sr. Nt
9.606% due 7/15/2011(1),(2)	B3/B-	$200,000	$212,750
10.75% due 7/15/2016(1)	B3/B-	200,000	221,000
NXP BV / NXP Funding
LLC
Sr. Sec. Nt.
7.875% due 10/15/2014	Ba2/BB+	150,000	147,750
8.106% due 10/15/2013(2)	Ba2/BB+	150,000	150,187
Solectron Global
Finance Ltd.
Sr. Sub. Nt.
8.00% due 3/15/2016	B3/B	200,000	214,000
SunGard Data
Systems, Inc.
Sr. Nt.
9.125% due 8/15/2013	Caa1/B-	380,000	389,025
			3,442,577
Tobacco – 0.7%
Reynolds American, Inc.
Sr. Sec. Nt.
7.25% due 6/1/2013	Ba1/BBB	600,000	622,797
			622,797
Transportation – 0.7%
American Railcar
Industries, Inc.
Sr. Nt.
7.50% due 3/1/2014	B1/BB-	80,000	79,600
Avis Budget Car Rental
LLC
Sr. Nt.
7.625% due 5/15/2014	Ba3/BB-	100,000	101,000
7.75% due 5/15/2016	Ba3/BB-	300,000	306,000
7.86% due 5/15/2014(2)	Ba3/BB-	100,000	101,500
			588,100
Wireless Communications – 3.2%
Centennial Cellular
Communications Corp.
Sr. Nt.
10.125% due 6/15/2013	B2/CCC	300,000	321,750
Inmarsat Finance PLC
Sr. Nt.
7.625% due 6/30/2012	Ba3/B+	310,000	320,462
Intelsat Bermuda, Ltd.
Sr. Nt.
9.25% due 6/15/2016	B2/B	100,000	106,250
Intelsat Corp.
Sr. Nt.
9.00% due 6/15/2016	B2/B-	500,000	523,750
iPCS, Inc.
Sr. Sec. Nt.
8.605% due 5/1/2014(1),(2)	Caa1/CCC	570,000	571,425
MetroPCS
Wireless, Inc.
Sr. Nt.
9.25% due 11/1/2014(1)	Caa1/CCC	855,000	882,788
			2,726,425

The accompanying notes are an integral part of these financial statements.

54	Call 1.800.766.FUND

June 30, 2007 (unaudited)	Rating Moody’s/ S&P	Principal Amount	Value

Corporate Bonds (continued)
Wireline Communications – 2.4%
Nordic Telephone Co. Holdings
Sr. Nt.
8.875% due 5/1/2016 (1)	B2/B	$200,000	$212,000
Qwest Corp.
Sr. Nt.
7.625% due 6/15/2015	Ba1/BBB-	$500,000	516,250
7.875% due 9/1/2011	Ba1/BBB-	885,000	922,612
Windstream Corp.
Sr. Nt.
7.00% due 3/15/2019	Ba3/BB-	140,000	133,700
8.625% due 8/1/2016	Ba3/BB-	300,000	317,250
			2,101,812

Total Corporate Bonds (Cost $75,753,485)			75,912,196

	Shares	Value

Preferred Stocks – 1.3%
Thrift and Mortgage Finance – 1.3%
IndyMac Bank FSB(1)	44,000	1,105,500
		1,105,500

Total Preferred Stocks (Cost $1,100,000)		1,105,500

	Rating Moody’s/ S&P	Principal Amount	Value

Indexed Securities – 3.4%
Dow Jones Credit
Default Index
Series HY-8-T2
6.75% due 6/29/2012 (1)	Ba3/NR	$1,000,000	950,600
Series HY-8-T3
7.50% due 6/29/2012 (1)	B3/NR	2,100,000	1,987,125
Total Indexed Securities (Cost $3,087,384)			2,937,725

	Shares	Value

Other Investments - For Trustee Deferred Compensation
Plan – 0.0%
RS Core Equity Fund, Class Y(4)	2	71
RS Emerging Growth Fund, Class Y(4)	7	270
RS Emerging Markets Fund, Class A(4)	2	48
RS Global Natural Resources Fund, Class Y(4)	21	759
RS Growth Fund, Class Y(4)	15	261
RS Investors Fund, Class Y(4)	40	520
RS MidCap Opportunities Fund, Class Y(4)	13	217
RS Partners Fund, Class Y(4)	5	191
RS Smaller Company Growth Fund, Class Y(4)	7	156
RS Value Fund, Class Y(4)	5	148
Total Other Investments (Cost $2,472)		2,641

June 30, 2007 (unaudited)	Principal Amount	Value

Repurchase Agreement – 5.8%
State Street Bank and Trust Co.
Repurchase Agreement,
5.13%, dated 6/29/2007, maturity
value of $4,931,107 due
7/2/2007, collateralized by
$4,975,000 in FHLB, 6.05%,
due 2/21/2017, with a value of
$5,030,969	$4,929,000	$4,929,000
		4,929,000

Total Repurchase Agreement (Cost $4,929,000)		4,929,000

Total Investments — 98.9% (Cost $84,872,341)		84,887,062

Other Assets, Net – 1.1%		948,182

Total Net Assets – 100.0%		$85,835,244

(1)

Securities that may be resold in transactions exempt from registration under Rule 144A of the Securities Act of 1933, normally to certain qualified buyers. At June 30, 2007, the aggregate market value of these securities amounted to $24,651,659 representing 28.7% of net assets of which $22,212,335, or 25.9%, have been deemed liquid by the investment adviser pursuant to the Fund’s liquidity procedures approved by the Board of Trustees.

(2)	Floating rate note. The rate shown is the rate in effect at June 30, 2007.
(3)	Step-up bond
(4)	Investments in designated RS Mutual Funds under a deferred compensation plan adopted for disinterested Trustees. See Note 3b in Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

www.RSinvestments.com	55

Schedule of Investments – RS Tax-Exempt Fund

June 30, 2007 (unaudited)	Rating Moody’s/ S&P	Principal Amount	Value

Municipal Bonds – 97.3%
Alabama – 1.2%
Alabama 21st Century
Auth. Tobacco Settlement
Rev.,
5.25% due 12/1/2009	Baa1/A-	$1,000,000	$1,026,970
5.75% due 12/1/2019	Baa1/A-	160,000	168,107
			1,195,077
Alaska – 2.7%
Northern Tobacco
Securitization Corp.
AK Asset Bkd. Ser. A
5.00% due 6/1/2032	Baa3/NR	1,500,000	1,450,170
AK Asset Bkd.
5.80% due 6/1/2012(1)	Aaa/AAA	1,300,000	1,364,987
			2,815,157
Arizona – 4.0%
Mesa AZ Utility Sys. Rev.,
FGIC insured
5.00% due 7/1/2027	Aaa/AAA	1,500,000	1,563,960
Phoenix, AZ G.O. Ser. B,
5.375% due 7/1/2020 (1)	Aa1/AAA	1,000,000	1,059,310
Salt River Proj., AZ Agric.
Impt. & Pwr. Dist. Rev.
Ser. A,
5.00% due 1/1/2028	Aa1/AA	1,500,000	1,559,940
			4,183,210
Arkansas – 1.0%
Arkansas St. G.O. Fed.
Hwy. Grant Ser. A,
5.50% due 8/1/2011	Aa2/AA	1,000,000	1,029,920
			1,029,920
California – 8.0%
California St. Var.
Purp. G.O.,
5.00% due 3/1/2028	A1/A+	1,500,000	1,540,200
5.00% due 6/1/2032	A1/A+	1,500,000	1,538,835
Golden St. Tobacco
Securitization Corp.
CA Tobacco Settlement
Ser. 2003 A-1,
5.00% due 6/1/2012(1)	Aaa/AAA	750,000	784,440
Rev. Asset Bkd.
Ser. A-1,
5.00% due 6/1/2033	Baa3/BBB	1,500,000	1,455,420
Rev. Enhanced Asset
Bkd. Ser. A,
FGIC insured
5.00% due 6/1/2035	Aaa/AAA	1,500,000	1,539,330
Tobacco Securitization
Auth. Northern CA
Rev. Ser. A-1,
5.375% due 6/1/2038	Baa3/BBB	1,500,000	1,525,515
			8,383,740

June 30, 2007 (unaudited)	Rating Moody’s/ S&P	Principal Amount	Value

Municipal Bonds (continued)
Colorado – 6.0%
Arapahoe Cnty. CO Wtr.
& WasteWtr. Auth. Rev.,
FSA insured
5.00% due 12/1/2033	Aaa/AAA	$1,500,000	$1,556,940
Commerce City CO Sales
& Use Tax Rev.,
AMBAC insured
5.00% due 8/1/2025	Aaa/AAA	1,000,000	1,049,790
North Metro Fire Rescue
Dist. Colorado G.O.,
AMBAC insured
5.00% due 12/1/2027	Aaa/AAA	1,500,000	1,566,300
West Metro Fire Protn.
Dist. CO G.O.
Ser. A,
MBIA insured
5.25% due 12/1/2026	Aaa/NR	1,895,000	2,023,917
			6,196,947
Connecticut – 2.5%
Connecticut St. Health &
Edl. Facs. Auth. Rev.
Yale Univ. Ser. V-1,
3.80% due 7/1/2036 (2)	Aaa/AAA	1,000,000	1,000,000
Greater New Haven Wtr.
Pollution Ctrl. Auth. Ser. A,
MBIA insured
5.00% due 11/15/2030	Aaa/AAA	1,500,000	1,552,756
			2,552,756
Florida – 1.5%
Florida St. Brd. of Ed.
Lottery Rev. Ser. C,
FGIC insured
5.25% due 7/1/2010 (1)	Aaa/AAA	1,500,000	1,569,105
			1,569,105
Georgia – 1.0%
Fulton Cnty., GA Dev.
Auth. Rev. Georgia Tech.
Foundation Ser. A,
5.125% due 11/1/2021	Aa1/AA+	1,000,000	1,040,160
			1,040,160
Idaho – 1.0%
Bonneville & Bingham
Cntys. ID Joint Sch.
Dist. No. 93,
FGIC insured
4.50% due 9/15/2016	Aaa/NR	1,000,000	1,024,050
			1,024,050
Kansas – 1.3%
Kansas St. Dev. Fin. Auth.
Lease Rev. Ser. G-1,
MBIA insured
5.125% due 4/1/2022	Aaa/AAA	1,300,000	1,366,742
			1,366,742

The accompanying notes are an integral part of these financial statements.

56	Call 1.800.766.FUND

June 30, 2007 (unaudited)	Rating Moody’s/ S&P	Principal Amount	Value

Municipal Bonds (continued)
Kentucky – 2.8%
Kentucky St. Ppty. & Bldgs.
Comm. Rev.:
Ref. Proj. No. 87
FGIC insured
5.00% due 3/1/2012	Aaa/AAA	$1,500,000	$1,564,365
Proj. No. 85
FSA insured
5.00% due 8/1/2015(1)	Aaa/AAA	1,250,000	1,329,262
			2,893,627
Maryland – 1.6%
Maryland St. Economic Dev.
Corp. Student Hsg. Rev.
Univ. MD
College Park Proj.,
6.50% due 6/1/2013 (1)	Aaa/NR	1,500,000	1,694,595
			1,694,595
Massachusetts – 8.3%
Massachusetts St. College
Bldg. Auth. Proj. Rev. Ser A,
AMBAC insured
5.00% due 5/1/2026	Aaa/AAA	1,500,000	1,559,565
Massachusetts St. G.O.
Cons. Ln.
Ser. A,
3.90% due 3/1/2026(2)	Aa2/AA	500,000	500,000
Ser. C,
5.00% due 9/1/2015(1)	Aaa/AAA	2,000,000	2,127,880
Massachusetts St. Hsg.
Fin. Agy. AMT Ser. A,
5.10% due 12/1/2027	Aa3/AA-	1,850,000	1,855,901
Massachusetts St. Hsg.
Fin. Agy. Ser. B,
5.00% due 6/1/2030	Aa3/AA-	1,500,000	1,533,315
Massachusetts St. Wtr.
Resources Auth. Rev.
Ser. A,
MBIA insured
5.00% due 8/1/2029	Aaa/AAA	1,000,000	1,032,410
			8,609,071
Minnesota – 3.0%
Minnesota St. Hsg. Fin.
Agy. Rev.
AMT Res. Hsg. Fin. Ser. I,
5.05% due 7/1/2026	Aa1/AA+	1,500,000	1,510,290
Rochester, MN WasteWtr.
Ser. A G.O.,
5.00% due 2/1/2026	Aaa/AAA	1,500,000	1,563,270
			3,073,560
Missouri – 1.0%
Camdenton, MO
Reorganized Sch. Dist.
Ref. & Impt. G.O.,
FSA insured
5.25% due 3/1/2024	Aaa/AAA	1,000,000	1,058,680
			1,058,680

June 30, 2007 (unaudited)	Rating Moody’s/ S&P	Principal Amount	Value

Municipal Bonds (continued)
Nebraska – 2.5%
Lancaster Cnty. NE Sch.
Dist. G.O.
Lincoln Pub. Sch.,
5.00% due 1/15/2031	Aa1/AAA	$1,000,000	$1,039,760
Nebraska Pub. Pwr. Dist.
Rev. Gen. Ser. C,
FGIC insured
5.00% due 1/1/2030	Aaa/AAA	1,500,000	1,547,085
			2,586,845
New Hampshire – 1.7%
New Hampshire Health &
Ed. Facs. Auth. Rev.
Dartmouth College
Ser. B,
3.90% due 6/1/2041(2)	Aaa/AAA	300,000	300,000
New Hampshire St. Hsg.
Fin. Auth. Rev. AMT
Mtg. Acquisition
Ser. E,
5.00% due 7/1/2030	Aa2/NR	1,495,000	1,507,065
			1,807,065
New Jersey – 6.1%
New Jersey St. Ed.
Facs. Auth. Rev.
Princeton Univ.
Ser. E,
5.00% due 7/1/2033	Aaa/AAA	1,500,000	1,563,480
Tobacco Settlement Fin.
Corp. NJ
Rev. Ser. 1A
5.00% due 6/1/2014	Baa3/BBB	1,500,000	1,538,655
5.00% due 6/1/2029	Baa3/BBB	1,500,000	1,447,665
Asset Bkd. Rev.
5.50% due 6/1/2012(1)	Aaa/AAA	1,735,000	1,849,024
			6,398,824
New York – 8.4%
Metropolitan Trans. Auth.
NY Rev. Ser. B,
5.00% due 11/15/2020	A2/A	1,000,000	1,042,460
New York City Muni. Wtr.
Fin. Auth. Wtr. & Swr.
Sys. Rev.
Second Gen. Res.
Ser. DD,
5.00% due 6/15/2039	Aa3/AA	1,500,000	1,529,550
New York St. Dorm. Auth.
Rev. NonStruct.
Supp. Debt.
Columbia Univ.
Ser. C,
5.00% due 7/1/2029 (3)	Aaa/AAA	1,500,000	1,570,875
New York St. Urban
Dev. Corp. Ser. A,
5.25% due 1/1/2009 (4)	NR/AA-	1,500,000	1,529,010

The accompanying notes are an integral part of these financial statements.

www.RSinvestments.com	57

Schedule of Investments – RS Tax-Exempt Fund (continued)

June 30, 2007 (unaudited)	Rating Moody’s/ S&P	Principal Amount	Value

Municipal Bonds (continued)
New York (continued)
New York, NY G.O.
Ser. G
MBIA insured
5.00% due 8/1/2023	Aaa/AAA	$1,500,000	$1,560,390
Ser. J Sub.Ser. J-1
5.00% due 6/1/2031	A1/AA	1,500,000	1,541,160
			8,773,445
North Carolina – 4.5%
Appalachian St. Univ. NC
Rev. Ref.,
MBIA insured
5.00% due 7/15/2025	Aaa/NR	1,095,000	1,139,764
North Carolina St.
Ref. G.O.,
5.00% due 3/1/2010	Aaa/AAA	1,500,000	1,543,455
Wilmington, NC Wtr. &
Swr. Sys. Rev. Ref.,
FSA insured
5.00% due 6/1/2030	Aaa/AAA	1,975,000	2,045,310
			4,728,529
Ohio – 2.1%
Franklin Cnty. OH Cnvtn.
Facs. Ref. Tax & Lease
Rev. Antic. Bds.,
AMBAC insured
5.25% due 12/1/2016	Aaa/AAA	1,000,000	1,058,190
Univ. of Cincinnati, OH
Gen. Rcpts. Ser. A,
FGIC insured
5.50% due 6/1/2011	Aaa/AAA	1,050,000	1,109,105
			2,167,295
Oregon – 2.9%
Oregon St. Dept. Trans.
Hwy. User Tax Rev.
Ser. A,
5.00% due 11/15/2031	Aa2/AAA	1,500,000	1,553,220
Oregon St. Hsg. & Cmnty.
Svcs. Dept. Mtg. Rev.
AMT Single Family Mtg.
Ser. E,
5.00% due 1/1/2025	Aa2/NR	1,500,000	1,511,880
			3,065,100
Pennsylvania – 4.5%
Pennsylvania St. G.O.,
MBIA insured
5.00% due 1/1/2012	Aaa/AAA	1,500,000	1,564,830
Pennsylvania St. Higher
Edl. Facs. Auth. Rev.,
MBIA insured
5.00% due 6/15/2032 (3)	Aaa/NR	1,500,000	1,557,120
Philadelphia, PA Sch. Dist.
G.O. Ser. B,
FGIC insured
5.625% due 8/1/2012 (1)	Aaa/AAA	1,500,000	1,611,570
			4,733,520

June 30, 2007 (unaudited)	Rating Moody’s/ S&P	Principal Amount	Value

Municipal Bonds (continued)
Puerto Rico – 3.0%
Puerto Rico Comwlth.
Govt. Dev. Bank
Ser. B,
5.00% due 12/1/2012	Baa3/BBB-	$1,500,000	$1,552,305
Puerto Rico Muni. Fin.
Agy. G.O. Ser. A,
FSA insured
5.00% due 8/1/2030	Aaa/AAA	1,500,000	1,559,505
			3,111,810
South Carolina – 5.1%
Charleston, SC Wtrwks.
& Swr. Rev.,
5.25% due 1/1/2018	Aa3/AA	1,250,000	1,309,213
South Carolina Hsg. Fin.
& Dev. Auth. Mtg. Rev.
AMT Ser. A-2,
AMBAC insured
5.05% due 7/1/2027	Aaa/NR	1,500,000	1,506,840
South Carolina St. Pub.
Svc. Auth. Rev.
Ref. Ser. A,
5.50% due 1/1/2015	Aaa/AAA	1,500,000	1,632,225
Tobacco Settlement Rev.
Mgmt. Auth. SC
Ser. B,
6.375% due 5/15/2030	Baa3/BBB	785,000	891,477
			5,339,755
Tennessee – 1.3%
Memphis, TN G.O.
Gen. Impt. Ser. A,
MBIA insured
5.00% due 11/1/2018	Aaa/AAA	1,250,000	1,320,450
			1,320,450
Texas – 1.5%
Texas St. G.O.
Ser. A,
5.00% due 4/1/2033	Aa1/AA	1,500,000	1,541,820
			1,541,820
Virginia – 4.1%
Newport News, VA Gen.
Impt. Ser. D,
5.00% due 12/1/2022	Aa2/AA	1,180,000	1,234,917
Tobacco Settlement Fin.
Corp. VA
Sr. Ser. B,
5.00% due 6/1/2047	Baa3/BBB	1,500,000	1,427,925
Asset Bkd.,
5.50% due 6/1/2015(1)	Aaa/AAA	1,500,000	1,617,720
			4,280,562
Washington – 2.7%
Snohomish Cnty., WA
G.O. Ltd. Tax,
MBIA insured
5.375% due 12/1/2019	Aaa/AAA	1,250,000	1,317,712

The accompanying notes are an integral part of these financial statements.

58	Call 1.800.766.FUND

June 30, 2007 (unaudited)	Rating Moody’s/ S&P	Principal Amount	Value

Municipal Bonds (continued)
Washington (continued)
Washington St. G.O.
Ser. E,
AMBAC insured
5.00% due 1/1/2031	Aaa/AAA	$1,500,000	$1,543,890
			2,861,602

Total Municipal Bonds
(Cost $101,198,979)			101,403,019

	Shares	Value

Other Investments - For Trustee Deferred Compensation
Plan – 0.0%
RS Core Equity Fund, Class Y(5)	2	88
RS Emerging Growth Fund, Class Y(5)	8	333
RS Emerging Markets Fund, Class A(5)	2	58
RS Global Natural Resources Fund, Class Y(5)	26	936
RS Growth Fund, Class Y(5)	19	322
RS Investors Fund, Class Y(5)	50	643
RS MidCap Opportunities Fund, Class Y(5)	17	268
RS Partners Fund, Class Y(5)	6	235
RS Smaller Company Growth Fund, Class Y(5)	8	193
RS Value Fund, Class Y(5)	6	182
Total Other Investments
(Cost $3,047)		3,258

Total Investments – 97.3%
(Cost $101,202,026)		101,406,277

Other Assets, Net – 2.7%		2,812,401

Total Net Assets – 100.0%		$104,218,678

(1)	Pre-refunded.
(2)	Variable rate demand note. The rate shown is the rate in effect at June 30, 2007.
(3)	When issued security.
(4)	The due date shown is the mandatory put date.
(5)	Investments in designated RS Mutual Funds under a deferred compensation plan adopted for disinterested Trustees. See Note 3b in Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

www.RSinvestments.com	59

Schedule of Investments – RS Money Market Fund

June 30, 2007 (unaudited)	Principal Amount	Value

Corporate Bonds – 9.8%
Capital Markets – 1.7%
J.P. Morgan Chase & Co.
3.625% due 5/1/2008	$3,000,000	$2,957,151
Morgan Stanley Group, Inc.
3.625% due 4/1/2008	5,000,000	4,940,497
		7,897,648
Conglomerates – 2.2%
General Electric Capital Corp.
5.406% due 7/15/2007(1)	10,000,000	10,004,725
		10,004,725
Diversified Financial Services – 1.9%
CIT Group, Inc.
5.50% due 11/30/2007	2,406,000	2,407,930
Lehman Brothers Holdings, Inc.
4.00% due 1/22/2008	6,000,000	5,956,333
		8,364,263
Financial - Banks – 2.2%
Bank of America Corp.
5.28% due 7/2/2007(1)	10,000,000	10,000,000
		10,000,000
Insurance – 1.1%
Berkshire Hathaway Finance Corp.
5.40% due 7/11/2007(1)	4,980,000	4,982,277
		4,982,277
Retailers – 0.7%
Wal-Mart Stores, Inc.
4.375% due 7/12/2007	3,000,000	2,999,176
		2,999,176

Total Corporate Bonds
(Cost $44,248,089)		44,248,089

	Principal Amount	Value

Certificates of Deposit – 5.0%
Banque Nationale de
Paris/New York
5.285% due 10/23/2007	10,000,000	10,000,000
5.29% due 11/5/2007	3,000,000	2,999,149
Fortis Bank New York
5.31% due 11/30/2007	5,000,000	5,000,000
Societe Generale New York
5.269% due 7/30/2007(1)	4,700,000	4,698,998
Total Certificates of Deposit
(Cost $22,698,147)		22,698,147

	Principal Amount	Value

U.S. Government Securities – 6.6%
U.S. Government Agency Securities – 6.6%
FHLB
5.25% due 9/4/2007 - 11/30/2007	15,000,000	15,000,000
FNMA
3.375% due 9/7/2007	5,000,000	4,982,884
5.11% due 8/7/2007	5,000,000	4,973,740
5.12% due 12/14/2007	5,000,000	4,881,956

Total U.S. Government Securities
(Cost $29,838,580)		29,838,580

June 30, 2007 (unaudited)	Principal Amount	Value

Commercial Paper – 61.0%
Agricultural – 2.2%
Cargill Global Funding
5.28% due 7/16/2007(2)	$10,000,000	$9,978,000
		9,978,000
Asset Backed – 9.3%
Barton Capital LLC
5.25% due 7/12/2007(2)	10,000,000	9,983,958
Govco, Inc.
5.24% due 7/11/2007(2)	10,000,000	9,985,444
5.35% due 7/2/2007(2)	1,900,000	1,899,718
Sheffield Receivables Corp.
5.31% due 7/20/2007(2)	10,000,000	9,971,975
Surrey Funding Corp.
5.30% due 7/25/2007(2)	10,000,000	9,964,667
		41,805,762
Automotive – 6.6%
American Honda Finance Corp.
5.23% due 8/28/2007	10,000,000	9,915,739
BMW U.S. Capital LLC
5.22% due 7/10/2007(2)	10,000,000	9,986,950
Toyota Motor Credit Corp.
5.24% due 9/24/2007	10,000,000	9,876,278
		29,778,967
Chemicals – 2.9%
Air Products & Chemicals, Inc.
5.27% due 7/6/2007(2)	10,000,000	9,992,680
Ecolab, Inc.
5.25% due 7/11/2007(2)	3,000,000	2,995,625
		12,988,305
Diversified Financial Services – 11.1%
Bear Stearns Cos., Inc.
5.26% due 8/30/2007	10,000,000	9,912,334
CIT Group, Inc.
5.25% due 7/9/2007(2)	10,000,000	9,988,333
Cooperative Association
of Tractor Dealers, Inc.
5.32% due 7/6/2007	10,520,000	10,512,227
Credit Suisse Group
5.24% due 8/27/2007	10,000,000	9,917,033
NYSE Euronext, Inc.
5.25% due 7/23/2007(2)	10,000,000	9,967,917
		50,297,844
Diversified Manufacturing – 4.4%
Eaton Corp.
5.34% due 7/2/2007(2)	10,000,000	9,998,517
Leggett & Platt, Inc.
5.35% due 7/2/2007(2)	10,000,000	9,998,514
		19,997,031
Financial - Banks – 9.9%
Abbey National North America
5.23% due 8/8/2007	10,000,000	9,944,795
Barclays U.S. Funding LLC
5.26% due 9/28/2007	10,000,000	9,869,961
Depfa Bank PLC
5.23% due 7/25/2007(2)	5,000,000	4,982,567
Deutsche Bank Financial LLC
5.26% due 7/25/2007	10,000,000	9,964,933
UBS Finance Delaware LLC
5.24% due 7/10/2007	10,000,000	9,986,900
		44,749,156

The accompanying notes are an integral part of these financial statements.

60	Call 1.800.766.FUND

June 30, 2007 (unaudited)	Principal Amount	Value

Commercial Paper (continued)
Food & Beverage – 2.2%
Nestle Capital Corp.
5.20% due 8/3/2007(2)	$10,000,000	$9,952,333
		9,952,333
Metals - Miscellaneous – 2.2%
Rio Tinto Ltd.
5.37% due 7/2/2007(2)	10,000,000	9,998,508
		9,998,508
Oil & Gas Services – 2.2%
Koch Resources LLC
5.26% due 8/6/2007(2)	10,000,000	9,947,400
		9,947,400
Personal Products – 2.2%
L’Oreal USA, Inc.
5.26% due 7/2/2007(2)	10,000,000	9,998,539
		9,998,539
Pharmaceuticals – 2.2%
Abbott Laboratories
5.26% due 7/16/2007(2)	10,000,000	9,978,083
		9,978,083
Utilities - Electric and Water – 3.6%
Florida Power & Light Co.
5.32% due 7/10/2007	10,000,000	9,986,700
National Rural Utilities
Cooperative Finance Corp.
5.25% due 7/12/2007	6,000,000	5,990,375
		15,977,075

Total Commercial Paper
(Cost $275,447,003)		275,447,003

	Principal Amount	Value

Taxable Municipal Securities – 17.5%
California – 3.4%
California Housing Fin. Agency Rev.
Multi-Fam.
5.35% due 7/4/2007(1)	7,465,000	7,465,000
Sacramento Cnty., CA
5.35% due 7/4/2007(1)	8,100,000	8,100,000
		15,565,000
Colorado – 2.3%
Colorado Housing & Fin. Auth.
Single Fam. Mtg.
5.35% due 7/4/2007	10,215,000	10,215,000
		10,215,000
Connecticut – 1.8%
Connecticut St. Housing
& Fin. Auth.
AMBAC insured
5.32% due 7/5/2007(1)	8,000,000	8,000,000
		8,000,000
Michigan – 0.8%
Michigan St. Housing Dev. Auth.
5.35% due 7/4/2007(1)	3,450,000	3,450,000
		3,450,000
New York – 6.1%
New York City Trans. Fin.
Auth. Rev. Future Tax Sec’d.
5.35% due 7/4/2007(1)	15,950,000	15,950,000

June 30, 2007 (unaudited)	Principal Amount	Value

Taxable Municipal Securities (continued)
New York (continued)
New York St. Dormitory
Auth. Rev.
St. Personal Income
5.36% due 7/5/2007(1)	$6,735,000	$6,735,000
Port Auth. of New York &
New Jersey Ser. YY
5.50% due 8/15/2007	5,000,000	5,000,284
		27,685,284
Utah – 3.1%
Utah Housing Corp. Single
Fam. Mtg. Rev.
Ser. C-3, Class I
5.35% due 7/4/2007(1)	820,000	820,000
Ser. D-2, Class I
5.35% due 7/4/2007(1)	1,740,000	1,740,000
Ser. D-3, Class I
5.35% due 7/4/2007(1)	3,835,000	3,835,000
Ser. E-2, Class I
5.35% due 7/4/2007(1)	2,100,000	2,100,000
Utah St. Housing Fin. Agency
Single Fam. Mtg.
Ser. F-3, Class I
5.35% due 7/4/2007(1)	2,085,000	2,085,000
Ser. G-3, Class I
5.35% due 7/4/2007(1)	3,385,000	3,385,000
		13,965,000

Total Taxable Municipal Securities
(Cost $78,880,284)		78,880,284

	Shares	Value

Other Investments - For Trustee Deferred Compensation
Plan – 0.0%
RS Core Equity Fund, Class Y(3)	9	361
RS Emerging Growth Fund, Class Y(3)	34	1,366
RS Emerging Markets Fund, Class A(3)	9	242
RS Global Natural Resources Fund, Class Y(3)	105	3,843
RS Growth Fund, Class Y(3)	79	1,322
RS Investors Fund, Class Y(3)	204	2,637
RS MidCap Opportunities Fund, Class Y(3)	68	1,101
RS Partners Fund, Class Y(3)	25	968
RS Smaller Company Growth Fund, Class Y(3)	35	792
RS Value Fund, Class Y(3)	24	749

Total Other Investments
(Cost $12,520)		13,381

Total Investments — 99.9%
(Cost $451,124,623)		451,125,484

Other Assets, Net – 0.1%		577,076

Total Net Assets – 100.0%		$451,702,560

(1)	Floating rate note. The rate shown is the rate in effect at June 30, 2007. The due date shown is the next reset date.
(2)

Securities that may be resold in transactions exempt from registration under Rule 144A of the Securities Act of 1933, normally to certain qualified buyers. At June 30, 2007, the aggregate market value of these securities amounted to $169,569,728, representing 37.5% of net assets. These securities have been deemed liquid by the investment adviser pursuant to the Fund’s liquidity procedures approved by the Board of Trustees.

(3)	Investments in designated RS Mutual Funds under a deferred compensation plan adopted for disinterested Trustees. See Note 3b in Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

www.RSinvestments.com	61

Financial Information

Statement of Assets and Liabilities As of June 30, 2007 (unaudited)

	RS Investment Quality Bond Fund	RS Low Duration Bond Fund

Assets
Investments, at value	$119,356,582	$36,568,233
Cash and cash equivalents	909	134
Interest receivable	932,723	265,891
Receivable for investments sold	155,773	—
Receivable for fund shares subscribed	93,051	2,753
Prepaid expenses	9,789	21,967
Due from adviser	—	268
Total Assets	120,548,827	36,859,246
Liabilities
Payable for forward mortgage securities purchased - Note 5e	6,380,437	—
Payable for investments purchased	755,601	796,249
Payable for fund shares redeemed	8,358	—
Payable to adviser	26,381	—
Payable to distributor	35,450	20,633
Distributions payable	90,051	252
Deferred trustees’ compensation	3,542	1,109
Accrued expenses/other liabilities	27,207	11,397
Total Liabilities	7,327,027	829,640

Total Net Assets	$113,221,800	$36,029,606
Net Assets Consist of:
Paid-in capital	116,881,079	36,834,512
Accumulated undistributed net investment income	3,269	2,197
Accumulated net realized gain/(loss) from investments	(2,031,001)	(549,240)
Net unrealized appreciation/(depreciation) on investments	(1,631,547)	(257,863)
Total Net Assets	$113,221,800	$36,029,606

Investments, at Cost	$120,988,129	$36,826,096
Pricing of Shares
Net Assets:
Class A	$89,174,541	$9,882,390
Class B	8,513,333	8,363,315
Class C	6,874,450	8,057,365
Class K	8,659,476	9,726,536
Shares of Beneficial Interest Outstanding with no Par Value:
Class A	9,353,360	1,011,365
Class B	893,221	855,840
Class C	721,236	824,544
Class K	907,318	995,363
Net Asset Value Per Share:
Class A	$9.53	$9.77
Class B	9.53	9.77
Class C	9.53	9.77
Class K	9.54	9.77
Sales Charge Class A (Load)	3.75%	2.25%
Maximum Offering Price Per Class A Share	$9.90	$9.99

The accompanying notes are an integral part of these financial statements.

62	Call 1.800.766.FUND

Financial Information

Statement of Assets and Liabilities As of June 30, 2007 (unaudited)

	RS High Yield Bond Fund	RS Tax-Exempt Fund	RS Money Market Fund

Assets
Investments, at value	$84,887,062	$101,406,277	$451,125,484
Cash and cash equivalents	805	128,829	24,829
Interest receivable	1,331,209	1,239,392	1,798,962
Receivable for investments sold	935,624	4,640,544	—
Receivable for fund shares subscribed	2,671	10,241	185,389
Prepaid expenses	10,791	9,210	24,672
Due from adviser	—	—	—
Total Assets	87,168,162	107,434,493	453,159,336
Liabilities
Payable for forward mortgage securities purchased - Note 5e	—	—	—
Payable for investments purchased	1,230,954	3,118,645	4,364
Payable for fund shares redeemed	21,683	400	1,130,455
Payable to adviser	19,148	32,959	160,925
Payable to distributor	35,599	28,365	100,658
Distributions payable	5,236	15,218	6,183
Deferred trustees’ compensation	2,641	3,258	13,381
Accrued expenses/other liabilities	17,657	16,970	40,810
Total Liabilities	1,332,918	3,215,815	1,456,776

Total Net Assets	$85,835,244	$104,218,678	$451,702,560
Net Assets Consist of:
Paid-in capital	100,597,370	103,993,501	451,701,699
Accumulated undistributed net investment income	—	—	—
Accumulated net realized gain/(loss) from investments	(14,776,847)	20,926	—
Net unrealized appreciation/(depreciation) on investments	14,721	204,251	861
Total Net Assets	$85,835,244	$104,218,678	$451,702,560

Investments, at Cost	$84,872,341	$101,202,026	$451,124,623
Pricing of Shares
Net Assets:
Class A	$50,347,901	$92,859,264	$431,786,518
Class B	9,548,794	—	3,057,998
Class C	11,490,598	11,359,414	6,471,274
Class K	14,447,951	—	10,386,770
Shares of Beneficial Interest Outstanding with no Par Value:
Class A	6,796,061	9,437,829	431,787,373
Class B	1,290,206	—	3,057,993
Class C	1,552,022	1,154,570	6,471,260
Class K	1,949,529	—	10,386,750
Net Asset Value Per Share:
Class A	$7.41	$9.84	$1.00
Class B	7.40	—	1.00
Class C	7.40	9.84	1.00
Class K	7.41	—	1.00
Sales Charge Class A (Load)	3.75%	3.75%	N/A
Maximum Offering Price Per Class A Share	$7.70	$10.22	$—

The accompanying notes are an integral part of these financial statements.

www.RSinvestments.com	63

Financial Information (continued)

Statement of Operations For the Six-Month Period Ended June 30, 2007 (unaudited)

	RS Investment Quality Bond Fund	RS Low Duration Bond Fund

Investment Income
Interest	$3,058,291	$900,666
Total Investment Income	3,058,291	900,666
Expenses
Investment advisory fees	281,648	79,815
Distribution fees	216,444	124,245
Transfer agent fees	56,634	22,543
Custodian fees	55,048	32,173
Registration fees	35,057	29,931
Professional fees	13,486	6,779
Shareholder reports	6,398	2,407
Trustees’ fees and expenses	3,257	974
Insurance expense	3,084	842
Administrative service fees	1,674	529
Other expense	1,174	329
Total Expenses	673,904	300,567
Less: Fee waiver by adviser	(118,651)	(78,154)
Custody credits	(824)	(612)
Total Expenses, Net	554,429	221,801
Net Investment Income	2,503,862	678,865
Realized Gain/(Loss) and Change in Unrealized
Appreciation/(Depreciation) on Investments
Net realized gain/(loss) from investments	(444,051)	(25,475)
Net change in unrealized appreciation/(depreciation) on investments	(1,365,997)	(65,362)
Net Loss on Investments	(1,810,048)	(90,837)

Net Increase/(Decrease) in Net Assets Resulting from Operations	$693,814	$588,028

The accompanying notes are an integral part of these financial statements.

64	Call 1.800.766.FUND

Financial Information (continued)

Statement of Operations For the Six-Month Period Ended June 30, 2007 (unaudited)

	RS High Yield Bond Fund	RS Tax-Exempt Fund	RS Money Market Fund

Investment Income
Interest	$3,389,255	$2,380,001	$11,442,888
Total Investment Income	3,389,255	2,380,001	11,442,888
Expenses
Investment advisory fees	255,256	260,021	1,073,211
Distribution fees	212,792	172,544	591,403
Transfer agent fees	38,933	34,650	100,270
Custodian fees	45,381	38,774	63,434
Registration fees	36,444	17,245	33,593
Professional fees	10,897	12,185	33,689
Shareholder reports	4,406	5,226	41,432
Trustees’ fees and expenses	2,286	2,858	11,811
Insurance expense	1,937	2,446	10,332
Administrative service fees	1,274	1,585	6,510
Other expense	456	493	1,390
Total Expenses	610,062	548,027	1,967,075
Less: Fee waiver by adviser	(140,724)	(54,400)	(85,087)
Custody credits	(1,284)	(9,014)	(2,552)
Total Expenses, Net	468,054	484,613	1,879,436
Net Investment Income	2,921,201	1,895,388	9,563,452
Realized Gain/(Loss) and Change in Unrealized
Appreciation/(Depreciation) on Investments
Net realized gain/(loss) from investments	939,413	(288,466)	—
Net change in unrealized appreciation/(depreciation) on investments	(1,882,964)	(2,233,172)	861
Net Loss on Investments	(943,551)	(2,521,638)	861

Net Increase/(Decrease) in Net Assets Resulting from Operations	$1,977,650	$(626,250)	$9,564,313

The accompanying notes are an integral part of these financial statements.

www.RSinvestments.com	65

Financial Information (continued)

Statement of Changes in Net Assets Six-month-ended numbers are unaudited

	RS Investment Quality Bond Fund		RS Low Duration Bond Fund

	For the Six Months Ended June 30, 2007	For the Year Ended December 31, 2006	For the Six Months Ended June 30, 2007	For the Year Ended December 31, 2006

Operations

Net investment income	$2,503,862	$5,217,499	$678,865	$1,145,161

Net realized gain/(loss) from investments	(444,051)	(893,162)	(25,475)	(156,922)

Net change in unrealized appreciation/(depreciation) on investments	(1,365,997)	234,894	(65,362)	242,704

Net Increase/(Decrease) in Net Assets Resulting from Operations	693,814	4,559,231	588,028	1,230,943

Distributions to Shareholders

Net investment income
Class A	(2,025,029)	(4,075,742)	(207,369)	(357,455)
Class B	(168,346)	(437,957)	(145,760)	(250,652)
Class C	(131,016)	(333,487)	(139,487)	(235,206)
Class K	(176,442)	(370,313)	(183,759)	(301,848)

Net Realized gain on investments
Class A	—	(295,091)	—	—
Class B	—	(40,679)	—	—
Class C	—	(31,843)	—	—
Class K	—	(31,195)	—	—

Total Distributions	(2,500,833)	(5,616,307)	(676,375)	(1,145,161)

Capital Share Transactions

Proceeds from sales of shares	9,538,550	12,010,666	380,869	1,691,205

Reinvestment of distributions	2,427,800	5,448,516	674,550	1,137,797

Cost of shares redeemed	(11,018,610)	(34,735,715)	(486,049)	(1,157,174)

Redemption Fees	—	—	—	—

Net Increase/(Decrease) in Net Assets Resulting from Capital Share Transactions	947,740	(17,276,533)	569,370	1,671,828

Net Increase/(Decrease) in Net Assets	(859,279)	(18,333,609)	481,023	1,757,610

Net Assets

Beginning of Period	114,081,079	132,414,688	35,548,583	33,790,973

End of Period	$113,221,800	$114,081,079	$36,029,606	$35,548,583

Distributions in Excess of Net Investment Income Included in Net Assets	$—	$—	$—	$(293)

Accumulated Undistributed Net Investment Income Included in Net Assets	$3,269	$240	$2,197	$—

Other Information:

Shares

Sold	984,839	1,247,530	38,847	173,712

Reinvested	251,360	566,785	68,845	116,600

Redeemed	(1,138,878)	(3,602,377)	(49,590)	(118,663)

Net Increase/(Decrease)	97,321	(1,788,062)	58,102	171,649

The accompanying notes are an integral part of these financial statements.

66	Call 1.800.766.FUND

Financial Information (continued)

Statement of Changes in Net Assets Six-month-ended numbers are unaudited

	RS High Yield Bond Fund		RS Tax-Exempt Fund		RS Money Market Fund

	For the Six Months Ended June 30, 2007	For the Year Ended December 31, 2006	For the Six Months Ended June 30, 2007	For the Year Ended December 31, 2006	For the Six Months Ended June 30, 2007	For the Year Ended December 31, 2006

Operations

Net investment income	$2,921,201	$5,290,602	$1,895,388	$3,539,384	$9,563,452	$17,521,204

Net realized gain/(loss) from investments	939,413	711,698	(288,466)	594,346	—	—

Net change in unrealized appreciation/(depreciation) on investments	(1,882,964)	862,681	(2,233,172)	799,489	861	—

Net Increase/(Decrease) in Net Assets Resulting from Operations	1,977,650	6,864,981	(626,250)	4,933,219	9,564,313	17,521,204

Distributions to Shareholders

Net investment income
Class A	(1,783,563)	(3,234,598)	(1,726,573)	(3,221,660)	(9,183,791)	(16,742,062)
Class B	(301,620)	(585,622)	—	—	(51,291)	(142,993)
Class C	(362,566)	(655,983)	(168,815)	(317,724)	(118,629)	(215,960)
Class K	(473,452)	(814,399)	—	—	(209,741)	(420,189)

Net Realized gain on investments
Class A	—	—	—	(296,726)	—	—
Class B	—	—	—	—	—	—
Class C	—	—	—	(36,516)	—	—
Class K	—	—	—	—	—	—

Total Distributions	(2,921,201)	(5,290,602)	(1,895,388)	(3,872,626)	(9,563,452)	(17,521,204)

Capital Share Transactions

Proceeds from sales of shares	2,090,628	4,810,743	2,157,474	6,066,021	155,353,866	247,044,961

Reinvestment of distributions	2,892,193	5,237,686	1,805,701	3,710,478	9,516,673	17,422,610

Cost of shares redeemed	(2,286,017)	(7,895,346)	(1,862,277)	(3,772,544)	(141,165,318)	(253,828,248)

Redemption Fees	23	42	—	—	—	—

Net Increase/(Decrease) in Net Assets Resulting from Capital Share Transactions	2,696,827	2,153,125	2,100,898	6,003,955	23,705,221	10,639,323

Net Increase/(Decrease) in Net Assets	1,753,276	3,727,504	(420,740)	7,064,548	23,706,082	10,639,323

Net Assets

Beginning of Period	84,081,968	80,354,464	104,639,418	97,574,870	427,996,478	417,357,155

End of Period	$85,835,244	$84,081,968	$104,218,678	$104,639,418	$451,702,560	$427,996,478

Distributions in Excess of Net Investment Income Included in Net Assets	$—	$—	$—	$—	$—	$—

Accumulated Undistributed Net Investment Income Included in Net Assets	$—	$—	$—	$—	$—	$—

Other Information:

Shares

Sold	276,724	658,593	215,167	608,031	155,355,543	247,044,961

Reinvested	384,108	713,479	180,588	371,400	9,516,673	17,422,610

Redeemed	(303,275)	(1,075,756)	(185,648)	(376,965)	(141,165,318)	(253,828,248)

Net Increase/(Decrease)	357,557	296,316	210,107	602,466	23,706,898	10,639,323

The accompanying notes are an integral part of these financial statements.

www.RSinvestments.com	67

Financial Information (continued)

The financial highlights table is intended to help you understand each Fund’s financial performance for the past six reporting periods (or, if shorter, the period of each Fund’s share class inception). Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in each Fund (assuming reinvestment of all dividends and distributions).

Financial Highlights Six-month-ended numbers are unaudited

	Net Asset Value, Beginning of Period	Net Investment Income/ (Loss)	Net Realized and Unrealized Gain/(Loss)	Total Operations	Dividends From Net Investment Income	Distributions From Net Realized Capital Gains	Total Distributions

RS Investment Quality
Bond Fund (Class A)
Six Months Ended 06/30/07[1]	$9.69	$0.22	$(0.16)	$0.06	$(0.22)	$—	$(0.22)
Year ended 12/31/2006	9.76	0.42	(0.04)	0.38	(0.42)	(0.03)	(0.45)
Year ended 12/31/2005	10.02	0.38	(0.18)	0.20	(0.38)	(0.08)	(0.46)
Year ended 12/31/2004	10.09	0.38	0.03	0.41	(0.38)	(0.10)	(0.48)
Year ended 12/31/2003	10.28	0.35	0.11	0.46	(0.35)	(0.30)	(0.65)
Year ended 12/31/2002	9.86	0.44	0.45	0.89	(0.44)	(0.03)	(0.47)

RS Investment Quality
Bond Fund (Class B)
Six Months Ended 06/30/07[1]	$9.68	$0.18	$(0.15)	$0.03	$(0.18)	$—	$(0.18)
Year ended 12/31/2006	9.76	0.35	(0.05)	0.30	(0.35)	(0.03)	(0.38)
Year ended 12/31/2005	10.01	0.31	(0.17)	0.14	(0.31)	(0.08)	(0.39)
Year ended 12/31/2004	10.09	0.30	0.02	0.32	(0.30)	(0.10)	(0.40)
Year ended 12/31/2003	10.28	0.27	0.11	0.38	(0.27)	(0.30)	(0.57)
Year ended 12/31/2002	9.86	0.37	0.45	0.82	(0.37)	(0.03)	(0.40)

RS Investment Quality
Bond Fund (Class C)
Six Months Ended 06/30/07[1]	$9.68	$0.18	$(0.15)	$0.03	$(0.18)	$—	$(0.18)
Year ended 12/31/2006	9.76	0.35	(0.05)	0.30	(0.35)	(0.03)	(0.38)
Year ended 12/31/2005	10.01	0.31	(0.17)	0.14	(0.31)	(0.08)	(0.39)
Year ended 12/31/2004	10.09	0.30	0.02	0.32	(0.30)	(0.10)	(0.40)
Year ended 12/31/2003	10.28	0.27	0.11	0.38	(0.27)	(0.30)	(0.57)
Year ended 12/31/2002	9.86	0.37	0.45	0.82	(0.37)	(0.03)	(0.40)

RS Investment Quality
Bond Fund (Class K)
Six Months Ended 06/30/07[1]	$9.70	$0.20	$(0.16)	$0.04	$(0.20)	$—	$(0.20)
Year ended 12/31/2006	9.77	0.39	(0.04)	0.35	(0.39)	(0.03)	(0.42)
Year ended 12/31/2005	10.03	0.34	(0.18)	0.16	(0.34)	(0.08)	(0.42)
Year ended 12/31/2004	10.10	0.34	0.03	0.37	(0.34)	(0.10)	(0.44)
Year ended 12/31/2003	10.29	0.31	0.11	0.42	(0.31)	(0.30)	(0.61)
Year ended 12/31/2002	9.87	0.40	0.45	0.85	(0.40)	(0.03)	(0.43)

See notes to Financial Highlights on page 77.
The accompanying notes are an integral part of these financial statements.

68	Call 1.800.766.FUND

Financial Information (continued)

Financial Highlights Six-month-ended numbers are unaudited

	Net Asset Value, End of Period	Total Return[5]	Net Assets, End of Period (000s)	Net Ratio of Expenses to Average Net Assets[6]	Expenses Waived	Gross Ratio of Expenses to Average Net Assets	Net Ratio of Net Investment Income/(Loss) to Average Net Assets[6]	Gross Ratio of Net Investment Income/(Loss) to Average Net Assets	Portfolio Turnover Rate

RS Investment Quality
Bond Fund (Class A)
Six Months Ended 06/30/07[1]	$9.53	0.60%	$89,175	0.85%	0.19%	1.04%	4.58%	4.39%	90%
Year ended 12/31/2006	9.69	4.08%	89,505	0.86%	0.18%	1.04%	4.40%	4.22%	147%
Year ended 12/31/2005	9.76	2.07%	99,230	0.85%	0.15%	1.00%	3.83%	3.68%	189%
Year ended 12/31/2004	10.02	4.10%	105,131	0.85%	0.13%	0.98%	3.74%	3.61%	233%
Year ended 12/31/2003	10.09	4.53%	143,536	0.85%	0.11%	0.96%	3.40%	3.29%	257%
Year ended 12/31/2002	10.28	9.25%	170,658	0.85%	0.08%	0.93%	4.37%	4.29%	275%

RS Investment Quality Bond Fund (Class B)
Six Months Ended 06/30/07[1]	$9.53	0.33%	$8,513	1.60%	0.24%	1.84%	3.83%	3.59%	90%
Year ended 12/31/2006	9.68	3.20%	9,182	1.61%	0.39%	2.00%	3.65%	3.26%	147%
Year ended 12/31/2005	9.76	1.41%	13,925	1.60%	0.33%	1.93%	3.08%	2.75%	189%
Year ended 12/31/2004	10.01	3.22%	16,685	1.60%	0.28%	1.88%	2.99%	2.71%	233%
Year ended 12/31/2003	10.09	3.75%	18,374	1.60%	0.27%	1.87%	2.65%	2.38%	257%
Year ended 12/31/2002	10.28	8.43%	19,308	1.60%	0.27%	1.87%	3.58%	3.31%	275%

RS Investment Quality Bond Fund (Class C)
Six Months Ended 06/30/07[1]	$9.53	0.33%	$6,874	1.60%	0.22%	1.82%	3.83%	3.61%	90%
Year ended 12/31/2006	9.68	3.20%	6,863	1.61%	0.43%	2.04%	3.65%	3.22%	147%
Year ended 12/31/2005	9.76	1.41%	10,008	1.60%	0.38%	1.98%	3.08%	2.70%	189%
Year ended 12/31/2004	10.01	3.22%	11,422	1.60%	0.33%	1.93%	2.99%	2.66%	233%
Year ended 12/31/2003	10.09	3.75%	11,206	1.60%	0.35%	1.95%	2.66%	2.31%	257%
Year ended 12/31/2002	10.28	8.44%	10,753	1.60%	0.36%	1.96%	3.64%	3.28%	275%

RS Investment Quality Bond Fund (Class K)
Six Months Ended 06/30/07[1]	$9.54	0.41%	$8,660	1.25%	0.38%	1.63%	4.18%	3.81%	90%
Year ended 12/31/2006	9.70	3.67%	8,530	1.26%	0.16%	1.42%	4.01%	3.85%	147%
Year ended 12/31/2005	9.77	1.67%	9,251	1.25%	0.12%	1.37%	3.43%	3.31%	189%
Year ended 12/31/2004	10.03	3.69%	11,004	1.25%	0.06%	1.31%	3.34%	3.28%	233%
Year ended 12/31/2003	10.10	4.11%	9,820	1.25%	0.05%	1.30%	3.00%	2.95%	257%
Year ended 12/31/2002	10.29	8.81%	9,213	1.25%	0.03%	1.28%	4.00%	3.97%	275%

See notes to Financial Highlights on page 77.
The accompanying notes are an integral part of these financial statements.

www.RSinvestments.com	69

Financial Information (continued)

Financial Highlights (continued) Six-month-ended numbers are unaudited

	Net Asset Value, Beginning of Period	Net Investment Income/ (Loss)	Net Realized and Unrealized Gain/(Loss)	Total Operations	Dividends From Net Investment Income	Distributions From Net Realized Capital Gains	Total Distributions

RS Low Duration
Bond Fund (Class A)
Six Months Ended 06/30/07[1]	$9.80	$0.21	$(0.03)	$0.18	$(0.21)	$—	$(0.21)
Year ended 12/31/2006	9.77	0.37	0.03	$0.40	(0.37)	—	(0.37)
Year ended 12/31/2005	9.93	0.29	(0.16)	0.13	(0.29)	—	(0.29)
Year ended 12/31/2004	10.02	0.23	(0.09)	0.14	(0.23)	—	(0.23)
Period from 07/30/2003[3] to 12/31/2003[1]	10.00	0.08	0.02	0.10	(0.08)	—	(0.08)

RS Low Duration
Bond Fund (Class B)
Six Months Ended 06/30/07[1]	$9.80	$0.17	$(0.03)	$0.14	$(0.17)	$—	$(0.17)
Year ended 12/31/2006	9.77	0.29	0.03	0.32	(0.29)	—	(0.29)
Year ended 12/31/2005	9.93	0.22	(0.16)	0.06	(0.22)	—	(0.22)
Year ended 12/31/2004	10.02	0.15	(0.09)	0.06	(0.15)	—	(0.15)
Period from 07/30/2003[3] to 12/31/2003[1]	10.00	0.05	0.02	0.07	(0.05)	—	(0.05)

RS Low Duration
Bond Fund (Class C)
Six Months Ended 06/30/07[1]	$9.80	$0.17	$(0.03)	$0.14	$(0.17)	$—	$(0.17)
Year ended 12/31/2006	9.77	0.29	0.03	0.32	(0.29)	—	(0.29)
Year ended 12/31/2005	9.93	0.22	(0.16)	0.06	(0.22)	—	(0.22)
Year ended 12/31/2004	10.02	0.15	(0.09)	0.06	(0.15)	—	(0.15)
Period from 07/30/2003[3] to 12/31/2003[1]	10.00	0.05	0.02	0.07	(0.05)	—	(0.05)

RS Low Duration
Bond Fund (Class K)
Six Months Ended 06/30/07[1]	$9.80	$0.19	$(0.03)	$0.16	$(0.19)	$—	$(0.19)
Year ended 12/31/2006	9.77	0.33	0.03	0.36	(0.33)	—	(0.33)
Year ended 12/31/2005	9.93	0.25	(0.16)	0.09	(0.25)	—	(0.25)
Year ended 12/31/2004	10.02	0.19	(0.09)	0.10	(0.19)	—	(0.19)
Period from 07/30/2003[3] to 12/31/2003[1]	10.00	0.06	0.02	0.08	(0.06)	—	(0.06)

See notes to Financial Highlights on page 77.
The accompanying notes are an integral part of these financial statements.

70	Call 1.800.766.FUND

Financial Information (continued)

Financial Highlights (continued) Six-month-ended numbers are unaudited

	Redemption Fees	Net Asset Value, End of Period	Total Return[5]	Net Assets, End of Period (000s)	Net Ratio of Expenses to Average Net Assets[6]	Expenses Waived	Gross Ratio of Expenses to Average Net Assets	Net Ratio of Net Investment Income/ (Loss) to Average Net Assets[6]	Gross Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate

RS Low Duration
Bond Fund (Class A)
Six Months Ended 06/30/07[1]	—	$9.77	1.82%	$9,883	0.80%	0.47%	1.27%	4.28%	3.81%	23%
Year ended 12/31/2006	—	9.80	4.16%	9,759	0.80%	0.70%	1.50%	3.77%	3.07%	67%
Year ended 12/31/2005	—	9.77	1.34%	9,316	0.80%	0.73%	1.53%	2.95%	2.22%	122%
Year ended 12/31/2004	—	9.93	1.36%	9,487	0.80%	0.69%	1.49%	2.25%	1.56%	68%
Period from 07/30/2003[3] to 12/31/2003[1]	—	10.02	0.99%	8,457	0.80%	1.20%	2.00%	1.87%	0.67%	97%

RS Low Duration
Bond Fund (Class B)
Six Months Ended 06/30/07[1]	—	$9.77	1.44%	$8,363	1.55%	0.42%	1.97%	3.53%	3.11%	23%
Year ended 12/31/2006	—	9.80	3.38%	8,329	1.55%	0.72%	2.27%	3.01%	2.29%	67%
Year ended 12/31/2005	—	9.77	0.58%	8,317	1.55%	0.75%	2.30%	2.20%	1.45%	122%
Year ended 12/31/2004	—	9.93	0.61%	8,695	1.55%	0.70%	2.25%	1.51%	0.81%	68%
Period from 07/30/2003[3] to 12/31/2003[1]	—	10.02	0.67%	7,743	1.55%	1.20%	2.75%	1.11%	(0.09)%	97%

RS Low Duration
Bond Fund (Class C)
Six Months Ended 06/30/07[1]	—	$9.77	1.44%	$8,057	1.55%	0.42%	1.97%	3.53%	3.11%	23%
Year ended 12/31/2006	—	9.80	3.38%	7,949	1.55%	0.74%	2.29%	3.01%	2.27%	67%
Year ended 12/31/2005	—	9.77	0.58%	7,730	1.55%	0.77%	2.32%	2.20%	1.43%	122%
Year ended 12/31/2004	—	9.93	0.61%	7,817	1.55%	0.73%	2.28%	1.51%	0.78%	68%
Period from 07/30/2003[3] to 12/31/2003[1]	—	10.02	0.67%	7,611	1.55%	1.21%	2.76%	1.11%	(0.10)%	97%

RS Low Duration
Bond Fund (Class K)
Six Months Ended 06/30/07[1]	—	$9.77	1.62%	$9,727	1.20%	0.45%	1.66%	3.88%	3.42%	23%
Year ended 12/31/2006	—	9.80	3.74%	9,512	1.20%	0.38%	1.58%	3.37%	2.99%	67%
Year ended 12/31/2005	—	9.77	0.93%	8,428	1.20%	0.39%	1.59%	2.56%	2.17%	122%
Year ended 12/31/2004	—	9.93	0.96%	7,718	1.20%	0.39%	1.59%	1.86%	1.47%	68%
Period from 07/30/2003[3] to 12/31/2003[1]	—	10.02	0.82%	7,565	1.20%	0.97%	2.17%	1.46%	0.49%	97%

See notes to Financial Highlights on page 77.
The accompanying notes are an integral part of these financial statements.

www.RSinvestments.com	71

Financial Information (continued)

Financial Highlights (continued) Six-month-ended numbers are unaudited

	Net Asset Value, Beginning of Period	Net Investment Income/ (Loss)	Net Realized and Unrealized Gain/(Loss)	Total Operations	Dividends From Net Investment Income	Distributions From Net Realized Capital Gains	Total Distributions

RS High Yield Bond Fund
(Class A)
Six Months Ended 06/30/07[1]	$7.49	$0.27	$(0.08)	$0.19	$(0.27)	$—	$(0.27)
Year ended 12/31/2006	7.35	0.51	0.14	0.65	(0.51)	—	(0.51)
Year ended 12/31/2005	7.58	0.47	(0.23)	0.24	(0.47)	—	(0.47)
Year ended 12/31/2004	7.45	0.52	0.13	0.65	(0.52)	—	(0.52)
Year ended 12/31/2003	6.69	0.54	0.76	1.30	(0.54)	—	(0.54)
Year ended 12/31/2002	7.19	0.55	(0.50)	0.05	(0.55)	—	(0.55)

RS High Yield Bond Fund
(Class B)
Six Months Ended 06/30/07[1]	$7.48	$0.24	$(0.08)	$0.16	$(0.24)	$—	$(0.24)
Year ended 12/31/2006	7.35	0.45	0.13	0.58	(0.45)	—	(0.45)
Year ended 12/31/2005	7.57	0.42	(0.22)	0.20	(0.42)	—	(0.42)
Year ended 12/31/2004	7.45	0.47	0.12	0.59	(0.47)	—	(0.47)
Year ended 12/31/2003	6.69	0.48	0.76	1.24	(0.48)	—	(0.48)
Year ended 12/31/2002	7.18	0.50	(0.49)	0.01	(0.50)	—	(0.50)

RS High Yield Bond Fund
(Class C)
Six Months Ended 06/30/07[1]	$7.48	$0.24	$(0.08)	$0.16	$(0.24)	$—	$(0.24)
Year ended 12/31/2006	7.34	0.45	0.14	0.59	(0.45)	—	(0.45)
Year ended 12/31/2005	7.57	0.42	(0.23)	0.19	(0.42)	—	(0.42)
Year ended 12/31/2004	7.45	0.47	0.12	0.59	(0.47)	—	(0.47)
Year ended 12/31/2003	6.69	0.48	0.76	1.24	(0.48)	—	(0.48)
Year ended 12/31/2002	7.18	0.50	(0.49)	0.01	(0.50)	—	(0.50)

RS High Yield Bond Fund
(Class K)
Six Months Ended 06/30/07[1]	$7.49	$0.25	$(0.08)	$0.17	$(0.25)	$—	$(0.25)
Year ended 12/31/2006	7.35	0.48	0.14	0.62	(0.48)	—	(0.48)
Year ended 12/31/2005	7.58	0.44	(0.23)	0.21	(0.44)	—	(0.44)
Year ended 12/31/2004	7.45	0.49	0.13	0.62	(0.49)	—	(0.49)
Year ended 12/31/2003	6.69	0.51	0.76	1.27	(0.51)	—	(0.51)
Year ended 12/31/2002	7.19	0.53	(0.50)	0.03	(0.53)	—	(0.53)

See notes to Financial Highlights on page 77.
The accompanying notes are an integral part of these financial statements.

72	Call 1.800.766.FUND

Financial Information (continued)

Financial Highlights (continued) Six-month-ended numbers are unaudited

	Redemption Fees		Net Asset Value, End of Period	Total Return[5]	Net Assets, End of Period (000s)	Net Ratio of Expenses to Average Net Assets[6]	Expenses Waived	Gross Ratio of Expenses to Average Net Assets	Net Ratio of Net Investment Income/ (Loss) to Average Net Assets[6]	Gross Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate

RS High Yield Bond Fund (Class A)
Six Months Ended 06/30/07[1]	$—		$7.41	2.48%	$50,348	0.85%	0.31%	1.17%	7.12%	6.80%	38%
Year ended 12/31/2006	0.00	[2]	7.49	9.14%	49,616	0.85%	0.34%	1.19%	6.90%	6.56%	82%
Year ended 12/31/2005	0.00	[2]	7.35	3.34%	48,246	0.85%	0.34%	1.19%	6.38%	6.04%	89%
Year ended 12/31/2004	0.00	[2]	7.58	9.15%	57,250	0.85%	0.34%	1.19%	7.00%	6.66%	95%
Year ended 12/31/2003	—		7.45	20.11%	42,589	0.85%	0.42%	1.27%	7.59%	7.17%	153%
Year ended 12/31/2002	—		6.69	0.96%	33,894	0.85%	0.45%	1.30%	8.17%	7.72%	69%

RS High Yield Bond Fund (Class B)
Six Months Ended 06/30/07[1]	$—		$7.40	2.10%	$9,549	1.60%	0.35%	1.96%	6.37%	6.01%	38%
Year ended 12/31/2006	0.00	[2]	7.48	8.19%	9,434	1.60%	0.63%	2.23%	6.14%	5.51%	82%
Year ended 12/31/2005	0.00	[2]	7.35	2.70%	9,874	1.60%	0.59%	2.19%	5.63%	5.04%	89%
Year ended 12/31/2004	0.00	[2]	7.57	8.20%	10,013	1.60%	0.62%	2.22%	6.30%	5.68%	95%
Year ended 12/31/2003	—		7.45	19.22%	10,018	1.60%	0.72%	2.32%	6.85%	6.13%	153%
Year ended 12/31/2002	—		6.69	0.35%	8,336	1.60%	0.77%	2.37%	7.42%	6.65%	69%

RS High Yield Bond Fund (Class C)
Six Months Ended 06/30/07[1]	$—		$7.40	2.10%	$11,490	1.60%	0.33%	1.93%	6.37%	6.04%	38%
Year ended 12/31/2006	0.00	[2]	7.48	8.33%	11,258	1.60%	0.56%	2.16%	6.14%	5.58%	82%
Year ended 12/31/2005	0.00	[2]	7.34	2.56%	10,463	1.60%	0.55%	2.15%	5.63%	5.08%	89%
Year ended 12/31/2004	0.00	[2]	7.57	8.20%	10,110	1.60%	0.59%	2.19%	6.29%	5.70%	95%
Year ended 12/31/2003	—		7.45	19.22%	9,316	1.60%	0.71%	2.31%	6.85%	6.14%	153%
Year ended 12/31/2002	—		6.69	0.35%	7,710	1.60%	0.77%	2.37%	7.42%	6.65%	69%

RS High Yield Bond Fund (Class K)
Six Months Ended 06/30/07[1]	$—		$7.41	2.28%	$14,448	1.25%	0.38%	1.63%	6.72%	6.33%	38%
Year ended 12/31/2006	0.00	[2]	7.49	8.71%	13,774	1.25%	0.29%	1.54%	6.50%	6.21%	82%
Year ended 12/31/2005	0.00	[2]	7.35	2.93%	11,772	1.25%	0.27%	1.52%	5.98%	5.71%	89%
Year ended 12/31/2004	0.00	[2]	7.58	8.72%	10,734	1.25%	0.28%	1.53%	6.64%	6.36%	95%
Year ended 12/31/2003	—		7.45	19.63%	9,581	1.25%	0.33%	1.58%	7.20%	6.87%	153%
Year ended 12/31/2002	—		6.69	0.55%	7,944	1.25%	0.35%	1.60%	7.77%	7.42%	69%

See notes to Financial Highlights on page 77.
The accompanying notes are an integral part of these financial statements.

www.RSinvestments.com	73

Financial Information (continued)

Financial Highlights (continued) Six-month-ended numbers are unaudited

	Net Asset Value, Beginning of Period	Net Investment Income/ (Loss)	Net Realized and Unrealized Gain/(Loss)	Total Operations	Dividends From Net Investment Income	Distributions From Net Realized Capital Gains	Total Distributions

RS Tax-Exempt Fund
(Class A)
Six Months Ended 06/30/07[1]	$10.08	$0.19	$(0.24)	$(0.05)	$(0.19)	$—	$(0.19)

Year ended 12/31/2006	9.98	0.36	0.13	0.49	(0.36)	(0.03)	(0.39)

Year ended 12/31/2005	10.19	0.36	0.05	0.41	(0.36)	(0.26)	(0.62)

Year ended 12/31/2004	10.31	0.36	0.08	0.44	(0.36)	(0.20)	(0.56)

Year ended 12/31/2003	10.51	0.37	0.18	0.55	(0.37)	(0.38)	(0.75)

Year ended 12/31/2002	10.09	0.40	0.61	1.01	(0.40)	(0.19)	(0.59)

RS Tax-Exempt Fund
(Class C)
Six Months Ended 06/30/07[1]	$10.08	$0.15	$(0.24)	$(0.09)	$(0.15)	$—	$(0.15)

Year ended 12/31/2006	9.98	0.28	0.13	0.41	(0.28)	(0.03)	(0.31)

Year ended 12/31/2005	10.19	0.28	0.05	0.33	(0.28)	(0.26)	(0.54)

Year ended 12/31/2004	10.31	0.28	0.08	0.36	(0.28)	(0.20)	(0.48)

Year ended 12/31/2003	10.51	0.29	0.18	0.47	(0.29)	(0.38)	(0.67)

Year ended 12/31/2002	10.09	0.32	0.61	0.93	(0.32)	(0.19)	(0.51)

See notes to Financial Highlights on page 77.
The accompanying notes are an integral part of these financial statements.

74	Call 1.800.766.FUND

Financial Information (continued)

Financial Highlights (continued) Six-month-ended numbers are unaudited

	Redemption Fees	Net Asset Value, End of Period	Total Return[5]		Net Assets, End of Period (000s)	Net Ratio of Expenses to Average Net Assets[6]	Expenses Waived	Gross Ratio of Expenses to Average Net Assets	Net Ratio of Net Investment Income/ (Loss) to Average Net Assets[6]	Gross Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate

RS Tax-Exempt Fund
(Class A)
Six Months Ended 06/30/07[1]	—	$9.84	(0.56	) %	$ 92,859	0.85%	0.10%	0.97%	3.73%	3.61%	74%

Year ended 12/31/2006	—	10.08	5.03%		93,205	0.87%	0.08%	0.95%	3.60%	3.52%	141%

Year ended 12/31/2005	—	9.98	4.02%		86,515	0.86%	0.10%	0.96%	3.48%	3.38%	160%

Year ended 12/31/2004	—	10.19	4.38%		82,118	0.87%	0.09%	0.96%	3.49%	3.40%	161%

Year ended 12/31/2003	—	10.31	5.34%		80,025	0.89%	0.09%	0.98%	3.52%	3.43%	68%

Year ended 12/31/2002	—	10.51	10.20%		113,852	0.87%	0.06%	0.93%	3.85%	3.79%	99%

RS Tax-Exempt Fund
(Class C)
Six Months Ended 06/30/07[1]	—	$9.84	(0.93	) %	$ 11,360	1.60%	0.13%	1.74%	2.98%	2.83%	74%

Year ended 12/31/2006	—	10.08	4.25%		11,434	1.62%	0.33%	1.95%	2.85%	2.52%	141%

Year ended 12/31/2005	—	9.98	3.24%		11,060	1.61%	0.33%	1.94%	2.73%	2.40%	160%

Year ended 12/31/2004	—	10.19	3.60%		10,704	1.62%	0.33%	1.95%	2.74%	2.41%	161%

Year ended 12/31/2003	—	10.31	4.54%		10,553	1.64%	0.36%	2.00%	2.77%	2.41%	68%

Year ended 12/31/2002	—	10.51	9.37%		9,741	1.62%	0.37%	1.99%	3.11%	2.74%	99%

See notes to Financial Highlights on page 77
The accompanying notes are an integral part of these financial statements.

www.RSinvestments.com	75

Financial Information (continued)

Financial Highlights (continued) Six-month-ended numbers are unaudited

	Net Asset Value, Beginning of Period	Net Investment Income/ (Loss)	Net Realized and Unrealized Gain/(Loss)	Total Operations	Dividends From Net Investment Income	Distributions From Net Realized Capital Gains	Total Distributions

RS Money Market Fund
(Class A)
Six Months Ended 06/30/07[1]	$1.000	$0.022	$—	$0.022	$(0.022)	$—	$(0.022)

Year ended 12/31/2006	1.000	0.042	—	0.042	(0.042)	—	(0.042)

Year ended 12/31/2005	1.000	0.024	—	0.024	(0.024)	—	(0.024)

Year ended 12/31/2004	1.000	0.006	—	0.006	(0.006)	—	(0.006)

Year ended 12/31/2003	1.000	0.004	—	0.004	(0.004)	—	(0.004)

Year ended 12/31/2002	1.000	0.009	—	0.009	(0.009)	—	(0.009)

RS Money Market Fund
(Class B)
Six Months Ended 06/30/07[1]	$1.000	$0.018	$—	$0.018	$(0.018)	$—	$(0.018)

Year ended 12/31/2006	1.000	0.034	—	0.034	(0.034)	—	(0.034)

Year ended 12/31/2005	1.000	0.017	—	0.017	(0.017)	—	(0.017)

Year ended 12/31/2004	1.000	0.006	—	0.006	(0.006)	—	(0.006)

Year ended 12/31/2003	1.000	0.002	—	0.002	(0.002)	—	(0.002)

Year ended 12/31/2002	1.000	0.002	—	0.002	(0.002)	—	(0.002)

RS Money Market Fund
(Class C)
Six Months Ended 06/30/07[1]	$1.000	$0.018	$—	$0.018	$(0.018)	$—	$(0.018)

Year ended 12/31/2006	1.000	0.034	—	0.034	(0.034)	—	(0.034)

Year ended 12/31/2005	1.000	0.017	—	0.017	(0.017)	—	(0.017)

Year ended 12/31/2004	1.000	0.006	—	0.006	(0.006)	—	(0.006)

Year ended 12/31/2003	1.000	0.002	—	0.002	(0.002)	—	(0.002)

Year ended 12/31/2002	1.000	0.002	—	0.002	(0.002)	—	(0.002)

RS Money Market Fund
(Class K)
Six Months Ended 06/30/07[1]	$1.000	$0.020	$—	$0.020	$(0.020)	$—	$(0.020)

Year ended 12/31/2006	1.000	0.038	—	0.038	(0.038)	—	(0.038)

Year ended 12/31/2005	1.000	0.020	—	0.020	(0.020)	—	(0.020)

Year ended 12/31/2004	1.000	0.005	—	0.005	(0.005)	—	(0.005)

Year ended 12/31/2003	1.000	0.002	—	0.002	(0.002)	—	(0.002)

Year ended 12/31/2002	1.000	0.005	—	0.005	(0.005)	—	(0.005)

See notes to Financial Highlights on page 77.
The accompanying notes are an integral part of these financial statements.

76	Call 1.800.766.FUND

Financial Information (continued)

Financial Highlights (continued) Six-month-ended numbers are unaudited

	Net Asset Value, End of Period	Total Return[5]	Net Assets, End of Period (000s)	Net Ratio of Expenses to Average Net Assets[6]	Expenses Waived	Gross Ratio of Expenses to Average Net Assets	Net Ratio of Net Investment Income/(Loss) to Average Net Assets[6]	Gross Ratio of Net Investment Income/(Loss) to Average Net Assets

RS Money Market Fund
(Class A)
Six Months Ended 06/30/07[1]	$1.000	2.24%	$431,787	0.85%	0.03%	0.88%	4.48%	4.45%

Year ended 12/31/2006	1.000	4.26%	409,170	0.85%	0.07%	0.92%	4.18%	4.11%

Year ended 12/31/2005	1.000	2.41%	396,012	0.85%	0.06%	0.91%	2.37%	2.31%

Year ended 12/31/2004	1.000	0.57%	442,109	0.85%	0.04%	0.89%	0.55%	0.51%

Year ended 12/31/2003	1.000	0.37%	529,321	0.85%	0.05%	0.90%	0.38%	0.33%

Year ended 12/31/2002	1.000	0.95%	658,159	0.85%	0.02%	0.87%	0.94%	0.92%

RS Money Market Fund
(Class B)
Six Months Ended 06/30/07[1]	$1.000	1.86%	$3,058	1.60%	0.24%	1.84%	3.73%	3.49%

Year ended 12/31/2006	1.000	3.48%	2,763	1.60%	0.27%	1.87%	3.38%	3.11%

Year ended 12/31/2005	1.000	1.76%	5,030	1.47%	0.39%	1.86%	1.68%	1.29%

Year ended 12/31/2004	1.000	0.57%	8,144	0.85%	0.99%	1.84%	0.53%	(0.46% )

Year ended 12/31/2003	1.000	0.21%	12,498	1.03%[4]	0.73%[4]	1.76%[4]	0.21%	(0.52)%

Year ended 12/31/2002	1.000	0.23%	18,485	1.57%[4]	0.16%[4]	1.73%[4]	0.22%	0.06%

RS Money Market Fund
(Class C)
Six Months Ended 06/30/07[1]	$1.000	1.86%	$6,471	1.60%	0.12%	1.72%	3.73%	3.61%

Year ended 12/31/2006	1.000	3.48%	6,378	1.60%	0.11%	1.71%	3.43%	3.32%

Year ended 12/31/2005	1.000	1.76%	6,233	1.47%	0.21%	1.68%	1.69%	1.48%

Year ended 12/31/2004	1.000	0.57%	8,626	0.85%	0.80%	1.65%	0.57%	(0.23)%

Year ended 12/31/2003	1.000	0.21%	9,086	1.02%[4]	0.63%[4]	1.65%[4]	0.21%	(0.42)%

Year ended 12/31/2002	1.000	0.22%	9,330	1.57%[4]	0.06%[4]	1.63%[4]	0.22%	0.16%

RS Money Market Fund
(Class K)
Six Months Ended 06/30/07[1]	$1.000	2.04%	$10,387	1.25%	0.34%	1.59%	4.07%	3.73%

Year ended 12/31/2006	1.000	3.84%	9,686	1.25%	0.10%	1.35%	3.76%	3.66%

Year ended 12/31/2005	1.000	2.00%	10,083	1.25%	0.07%	1.32%	1.96%	1.89%

Year ended 12/31/2004	1.000	0.47%	10,424	0.95%	0.30%	1.25%	0.48%	0.18%

Year ended 12/31/2003	1.000	0.18%	9,682	1.25%	—%	1.25%	0.18%	0.18%

Year ended 12/31/2002	1.000	0.55%	8,500	1.25%	—%	1.25%	0.54%	0.54%

1	Ratios for prior periods have been annualized, except for total return and portfolio turnover rate.
2	Rounds to less than $0.005 per share.
3	Commencement of operations.
4	Revised to reflect additional subsidies to maintain a minimum yield threshold.
5	Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total return.
6	Net Ratio of Expenses to Average Net Assets and Net Ratio of Net Investment Income/(Loss) to Average Net Assets includes the effect of fee waivers and expense limitation.

The accompanying notes are an integral part of these financial statements.

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Notes to Financial Statements (unaudited)

RS Investment Trust (the “Trust”), a Massachusetts business trust organized on May 11, 1987, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. These financial statements relate to five portfolios offered by the Trust: RS Investment Quality Bond Fund, RS Low Duration Bond Fund, RS High Yield Bond Fund, RS Tax-Exempt and RS Money Market Fund (formerly known as the RS Cash Management Fund) (each a “Fund,” collectively the “Funds”). All of the Funds are registered as diversified funds.

RS Investment Quality Bond Fund, RS Low Duration Bond Fund, RS High Yield Bond Fund and RS Money Market Fund offer 4 classes of shares, Classes A, B, C and K. RS Tax-Exempt Fund offers two classes of shares, Classes A and C. The classes differ principally in their respective applicable sales charges and expenses. Prior to May 1, 2007, RS High Yield Bond Fund imposed a 2.00% redemption fee on purchases of shares if redeemed within 60 days of purchase. In general, all classes of shares have identical rights to earnings, assets and voting privileges, except for class-specific expenses and exclusive voting rights with respect to matters affecting only individual classes.

Note 1 Significant Accounting Policies

The following accounting policies of the Funds are in conformity with accounting principles generally accepted in the United States of America. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

a. Investment Valuations Marketable securities are valued at the last reported sale price on the principal exchange or market on which they are traded; or, if there were no sales that day, at the mean between the closing bid and asked prices. Securities traded on the Nasdaq Stock Market, Inc. (“Nasdaq”) are generally valued at the Nasdaq official closing price, which may not be the last sale price. If the Nasdaq official closing price is not available for a security, that security will generally be valued using the last reported sale price, or, if no sales are reported, at the mean between the closing bid and asked prices. Short-term investments that will mature in 60 days or less are valued at amortized cost, which approximates market value (See Note 5c). Repurchase agreements are carried at cost, which approximates market value (See Note 5c). The RS Money Market Fund values its investments based on amortized cost in accordance with Rule 2a-7 under the 1940 Act. Foreign securities are valued in the currencies of the markets where they trade and are then converted to U.S. dollars using the prevailing exchange rates at the close of the New York Stock Exchange (NYSE). Forward foreign currency contracts are valued at the current cost of covering or offsetting such contracts. Investments by a Fund in open-end management investment companies that are registered under the 1940 Act are valued based upon the net asset values of such investment companies.

Securities whose values have been affected by events occurring before the Funds’ valuation time but after the close of the securities’ principal exchange or market may be fair valued using methods approved by the Board of Trustees. In addition, if there has been a movement in the U.S. markets that exceeds a specified threshold or there is a foreign market holiday on a day when the NYSE is open, the values of a Fund’s investments in foreign securities generally will be determined by a pricing service using pricing models designed to estimate likely changes in the values of those securities.

Securities for which market quotations are not readily available or for which market quotations may be unreliable are valued at their fair values as determined in accordance with the guidelines and procedures adopted by the Funds’ Board of Trustees.

In their normal course of business, some of the Funds may invest a significant portion of their assets in companies concentrated within a number of industries. Accordingly, the performance of these Funds may be subject to a greater risk of market fluctuation than that of a fund invested in a wider spectrum of market or industrial sectors.

Debt securities with more than 60 days to maturity for which quoted bid prices are, in the judgment of an independent pricing service (“Service”), readily available and representative of the bid side of the market are valued by the Service at the bid price (with respect to all Funds other than RS Tax-Exempt Fund) or the mean between the bid and asked prices (with respect to RS Tax-Exempt Fund). Debt securities with more than 60 days to maturity for which quoted bid prices are not, in the judgment of a Service, readily available and representative of the market

78	Call 1.800.766.FUND

value will be valued by the Service at estimated market value based on methods which include consideration of yields or prices of government securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions.

The RS High Yield Bond Fund invests primarily in below investment grade securities (i.e. lower-quality debt), which are subject to certain risks. Lower-quality debt is considered to be speculative because it is less certain that the issuer will be able to pay interest or repay the principal than in the case of investment grade debt. These securities are generally more volatile and less liquid than investment grade debt. Lower quality debt securities can also be more sensitive to adverse economic conditions, including the issuer’s financial condition or conditions in its industry or in related markets generally.

b. Federal Income Taxes The Funds intend to continue complying with the requirements of the Internal Revenue Code to qualify as regulated investment companies, and to distribute all net investment income and realized net capital gains, if any, to shareholders. Therefore, the Funds do not expect to be subject to income tax, and no provision for such tax has been made.

From time to time, however, a Fund may choose to pay an excise tax where the cost of making the required distribution exceeds the amount of the tax.

c. Securities Transactions Securities transactions are accounted for on the date securities are purchased or sold (trade date). Realized gains or losses on securities transactions are determined on the basis of specific identification.

d. Foreign Currency Translation The accounting records of the Funds are maintained in U.S. dollars. Investment securities and all other assets and liabilities of the Funds denominated in a foreign currency are translated into U.S. dollars at the exchange rates quoted at the close of the New York Stock Exchange on each business day. Purchases and sales of securities, income receipts, and expense payments are translated into U.S. dollars at the exchange rates in effect on the dates of the respective transactions. The Funds do not isolate the portion of the fluctuations on investments resulting from changes in foreign currency exchange rates from the fluctuations in market prices of investments held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

e. Investment Income Dividend income is generally recorded on the ex-dividend date, except certain cash dividends from foreign securities, which are recorded as soon as the Funds are informed of the ex-dividend date. Interest income, which includes accretion/discount, is accrued and recorded daily.

In calculating net asset value per share for each class, investment income, realized and unrealized gains and losses and expenses other than class specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

f. Expenses Many expenses of the Trust can be directly attributed to a specific Fund. Expenses that cannot be directly attributed to a specific Fund are apportioned among all the series in the Trust, based on relative net assets.

g. Custody Credits The Funds have entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the Funds’ expenses. During the period, under this arrangement, custodian fees were reduced as per the table below. The Funds could have employed the uninvested assets to produce income in the Funds if the Funds had not entered into such an arrangement.

Fund	Custody Credits
RS Investment Quality Bond Fund	$824
RS Low Duration Bond Fund	612
RS High Yield Bond Fund	1,284
RS Tax-Exempt Fund	9,014
RS Money Market Fund	2,552

h. Distributions to Shareholders Dividends from net investment income are declared and accrued daily and are paid monthly. Net realized short-term and long-term capital gains for the Funds will be distributed at least annually. Dividends from the RS Money Market Fund net investment income, which includes any net realized capital gains or losses, are declared and accrued daily and paid monthly on the last business day of each month. Dividends to shareholders are recorded on the ex-dividend date.

Due to the timing of dividend distributions and the differences in accounting for income and realized gains/(losses) for financial statement and federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the

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Notes to Financial Statements (unaudited) (continued)

income and realized gains/(losses) were recorded by the Funds

i. Capital Accounts Due to the timing of dividend distributions and the differences in accounting for income and realized gains/(losses) for financial statement and federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains/(losses) were recorded by the Funds.

j. Temporary Borrowings The Funds, with other funds managed by the same adviser, share in a $75 million committed revolving credit/overdraft protection facility from PNC Bank for temporary purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Interest is calculated based on the market rates at the time of borrowing; all the funds that are parties to the facility share in a commitment fee that is allocated among the funds on the basis of their respective sizes. Each Fund may borrow up to the lesser of one-third of its total assets (including amounts borrowed) or any lower limit defined in the Fund’s Statement of Additional Information or the Prospectus.

For the six months ended June 30, 2007, the Funds did not borrow from the facility.

Note 2 Capital Shares

a. Transactions The Funds have authorized an unlimited number of shares of beneficial interest with no par value. Transactions in capital shares for the Funds are shown below.

Transactions in Capital Shares
(see Note 2a)

	RS Investment Quality Bond Fund

	For the Period Ended 06/30/07		For the Year Ended 12/31/06

Class A	Shares	Amount	Shares	Amount

Shares Sold	823,079	$7,970,600	914,404	$8,802,278
Shares Reinvested	202,946	1,960,141	439,886	4,229,219
Shares Redeemed	(913,586)	(8,834,038)	(2,279,719)	(21,948,489)

Net Increase/(Decrease)	112,439	$1,096,703	(925,429)	$(8,916,992)
Class B

Shares Sold	9,420	$91,272	15,824	$151,311
Shares Reinvested	16,738	161,602	47,428	455,520
Shares Redeemed	(81,271)	(786,628)	(542,000)	(5,233,892)

Net Decrease	(55,113)	$(533,754)	(478,748)	$(4,627,061)
Class C

Shares Sold	3,012	$29,136	6,568	$63,225
Shares Reinvested	13,437	129,722	37,755	362,548
Shares Redeemed	(3,939)	(37,997)	(361,232)	(3,494,453)

Net Increase/(Decrease)	12,510	$120,861	(316,909)	$(3,068,680)
Class K

Shares Sold	149,328	$1,447,542	310,734	$2,993,852
Shares Reinvested	18,239	176,335	41,716	401,229
Shares Redeemed	(140,082)	(1,359,947)	(419,426)	(4,058,881)

Net Increase/(Decrease)	27,485	$263,930	(66,976)	$(663,800)

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Transactions in Capital Shares (continued)

		RS Low Duration Bond Fund

	For the Period Ended 06/30/07		For the Year Ended 12/31/06

Class A	Shares	Amount	Shares	Amount

Shares Sold	8,431	$82,652	49,260	$479,506
Shares Reinvested	21,065	206,397	36,273	353,953
Shares Redeemed	(14,477)	(141,846)	(42,370)	(412,793)

Net Increase	15,019	$147,203	43,163	$420,666
Class B

Shares Sold	1,396	$13,717	844	$8,237
Shares Reinvested	14,828	145,290	25,342	247,279
Shares Redeemed	(10,623)	(104,203)	(26,924)	(262,588)

Net Increase/(Decrease)	5,601	$54,804	(738)	$(7,072)
Class C

Shares Sold	153	$1,500	734	$7,147
Shares Reinvested	14,199	139,124	24,062	234,797
Shares Redeemed	(1,247)	(12,237)	(4,256)	(41,500)

Net Increase	13,105	$128,387	20,540	$200,444
Class K

Shares Sold	28,867	$283,000	122,874	$1,196,315
Shares Reinvested	18,753	183,739	30,923	301,768
Shares Redeemed	(23,243)	(227,763)	(45,113)	(440,293)

Net Increase	24,377	$238,976	108,684	$1,057,790

		RS High Yield Bond Fund

	For the Period Ended 06/30/07		For the Year Ended 12/31/06

Class A	Shares	Amount	Shares	Amount

Shares Sold	179,502	$1,355,380	472,150	$3,449,976
Shares Reinvested	233,450	1,758,133	434,559	3,190,257
Shares Redeemed	(242,880)	(1,831,340)	(844,967)	(6,208,423)

Net Increase	170,072	$1,282,173	61,742	$431,810
Class B

Shares Sold	18,859	$142,839	7,317	$48,305
Shares Reinvested	39,707	298,640	78,829	578,382
Shares Redeemed	(29,434)	(221,699)	(169,174)	(1,234,287)

Net Increase/(Decrease)	29,132	$219,780	(83,028)	$(607,600)
Class C

Shares Sold	145	$1,521	4,013	$29,146
Shares Reinvested	48,126	362,193	89,251	654,972
Shares Redeemed	(597)	(4,502)	(13,399)	(98,442)

Net Increase	47,674	$359,212	79,865	$585,676
Class K

Shares Sold	78,218	$590,888	175,113	$1,283,316
Shares Reinvested	62,825	473,227	110,840	814,075
Shares Redeemed	(30,364)	(228,476)	(48,216)	(354,194)

Net Increase	110,679	$835,639	237,737	$1,743,197

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Notes to Financial Statements (unaudited) (continued)

Transactions in Capital Shares (continued)

		RS Tax-Exempt Fund

	For the Period Ended 06/30/07		For the Year Ended 12/31/06

Class A	Shares	Amount	Shares	Amount

Shares Sold	209,156	$2,097,174	605,320	$6,038,871
Shares Reinvested	163,725	1,637,086	336,055	3,357,307
Shares Redeemed	(182,816)	(1,833,847)	(364,846)	(3,652,476)

Net Increase	190,065	$1,900,413	576,529	$5,743,702
Class C

Shares Sold	6,011	$60,300	2,711	$27,150
Shares Reinvested	16,863	168,615	35,345	353,171
Shares Redeemed	(2,832)	(28,430)	(12,119)	(120,068)

Net Increase	20,042	$200,485	25,937	$260,253

		RS Money Market Fund

	For the Period Ended 06/30/07		For the Year Ended 12/31/06

Class A	Shares	Amount	Shares	Amount

Shares Sold	147,795,406	$147,793,729	224,008,712	$224,008,712
Shares Reinvested	9,142,813	9,142,813	16,662,783	16,662,783
Shares Redeemed	(134,320,410)	(134,320,410)	(227,513,933)	(227,513,933)

Net Increase	22,617,809	$22,616,132	13,157,562	$13,157,562
Class B

Shares Sold	780,814	$780,814	1,781,729	$1,781,729
Shares Reinvested	46,527	46,527	131,095	131,095
Shares Redeemed	(532,228)	(532,228)	(4,179,921)	(4,179,921)

Net Increase/(Decrease)	295,113	$295,113	(2,267,097)	$(2,267,097)
Class C

Shares Sold	73,264	$73,264	39,981	$39,981
Shares Reinvested	118,617	118,617	215,840	215,840
Shares Redeemed	(99,064)	(99,064)	(109,878)	(109,878)

Net Increase	92,817	$92,817	145,943	$145,943
Class K

Shares Sold	6,706,059	$6,706,059	21,214,539	$21,214,539
Shares Reinvested	208,716	208,716	412,892	412,892
Shares Redeemed	(6,213,616)	(6,213,616)	(22,024,516)	(22,024,516)

Net Increase/(Decrease)	701,159	$701,159	(397,085)	$(397,085)

82	Call 1.800.766.FUND

Note 3 Transactions with Affiliates

a. Advisory Fees and Expense Limitation Under the terms of the advisory agreement, which is reviewed and approved annually by the Board of Trustees, the Funds pay RS Investment Management Co. LLC (“RS Investments”), an investment advisory fee calculated at an annual rate of the average daily net assets of the Funds as disclosed below:

Fund	Investment Advisory Percentage

RS Investment Quality Bond Fund	0.50%

RS Low Duration Bond Fund	0.45%

RS High Yield Bond Fund	0.60%

RS Tax-Exempt Fund	0.50%

RS Money Market Fund	* %

*The RS Money Market Fund pays investment advisory fees at an annual rate of 0.50% on the first $500 million of its average daily net assets and at an annual rate of 0.45% of its average daily assets in excess of $500 million.

RS Investments has entered into a Sub-Advisory, Sub-Administration and Accounting Services Agreement with Guardian Investor Services, LLC (“GIS”). As compensation for GIS’s services, RS Investments pays fees to GIS at annual rates of 0.475%, 0.4275%, 0.57%, 0.475% and 0.475% of the average daily net assets of the RS Investment Quality Bond Fund, RS Low Duration Bond Fund, RS High Yield Bond Fund, RS Tax-Exempt Fund and RS Money Market Fund, respectively. Payment of the sub-advisory fees does not represent a separate or additional expense to the Funds.

An expense limitation has been imposed pursuant to a written agreement between RS Investments and the Trust in effect through December 31, 2009, to limit the Funds’ total annual fund operating expenses (excluding interest expense associated with reverse repurchase agreements and securities lending) from exceeding the following rates:

Fund	Expense Limitation

RS Investment Quality Bond Fund, Class A	0.85%

RS Investment Quality Bond Fund, Class B	1.60%

RS Investment Quality Bond Fund, Class C	1.60%

RS Investment Quality Bond Fund, Class K	1.25%

RS Low Duration Bond Fund, Class A	0.80%

RS Low Duration Bond Fund, Class B	1.55%

RS Low Duration Bond Fund, Class C	1.55%

RS Low Duration Bond Fund, Class K	1.20%

RS High Yield Bond Fund, Class A	0.85%

RS High Yield Bond Fund, Class B	1.60%

RS High Yield Bond Fund, Class C	1.60%

RS High Yield Bond Fund, Class K	1.25%

RS Tax-Exempt Fund, Class A	0.85%

RS Tax-Exempt Fund, Class C	1.60%

RS Money Market Fund, Class A	0.85%

RS Money Market Fund, Class B	1.60%

RS Money Market Fund, Class C	1.60%

RS Money Market Fund, Class K	1.25%

RS Investments does not intend to recoup any waived advisory fees from a prior year under expense limitations then in effect for a Fund.

Park Avenue Securities LLC (“PAS”), a wholly-owned subsidiary of The Guardian Insurance & Annuity Company, Inc. (“GIAC”) and an affiliate of GIS, which holds a majority interest in RS Investments, distributes the Funds’ shares as a retail broker-dealer. For the six months ended June 30, 2007, PAS received $875,363 from GIS as compensation for its services.

The Funds have entered into an Underwriting Agreement with GIS pursuant to which GIS serves as the principal underwriter for shares of the Funds.

For the six months ended June 30, 2007, aggregate front-end sales charges for the sale of Class A shares paid to GIS were as follows:

Fund	Commissions

RS Investment Quality Bond Fund	$2,617

RS Low Duration Bond Fund	240

RS High Yield Bond Fund	1,061

RS Tax-Exempt Fund	2,012

RS Money Market Fund	—

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Notes to Financial Statements (unaudited) (continued)

GIS is entitled to retain any contingent deferred sales load (“CDSL”) imposed on certain Class B, Class C and Class K share redemptions. For the six months ended June 30, 2007, GIS received CDSL charges as follows:

Fund	Amount

RS Investment Quality Bond Fund	$3,401

RS Low Duration Bond Fund	196

RS High Yield Bond Fund	447

RS Tax-Exempt Fund	133

RS Money Market Fund	2,120

b. Compensation of Trustees and Officers Trustees and officers of the Funds who are interested persons of RS Investments, as defined in the 1940 Act, receive no compensation from the Funds for acting as such. Trustees of the Funds who are not interested persons of RS Investments (“disinterested Trustees”) receive compensation and reimbursement of expenses.

Under a Deferred Compensation Plan (the “Plan”), a disinterested Trustee may elect to defer receipt of all, or a portion, of his or her annual compensation. The amount of a Fund’s deferred compensation obligation to a Trustee is determined by adjusting the amount of the deferred compensation to reflect the investment return of one or more RS Funds designated for the purpose by the Trustee. A Fund may cover its deferred compensation obligation to a Trustee by investing in one or more of such designated Funds. Each Fund’s liability for deferred compensation to a Trustee is adjusted periodically to reflect the investment performance of the Funds designated by the Trustee. Deferred amounts remain in a Fund until distributed in accordance with the Plan. Trustees’ fees in the accompanying financial statements include the current fees, either paid in cash or deferred, and the net increase or decrease in the value of the deferred amounts.

c. Distribution Fees GIS, an affiliate of RS Investments, is the Funds’ distributor. The Funds have entered into an agreement with GIS for distribution services with respect to their shares and have adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, whose continuance is reviewed annually by the Funds’ Board of Trustees. Under the Plan, GIS is compensated for services in such capacity, including its expenses in connection with the promotion and distribution of shares of each Fund, at an annual rate of 0.25%, 1.00%, 1.00% and 0.65% of the Fund’s Class A, Class B, Class C and Class K average daily net assets, respectively. RS Investments may perform certain services and incur certain expenses in respect of the promotion of the Funds’ shares and the servicing of shareholder accounts and may be compensated by GIS for those services. In addition to payments under the Distribution Plan, the Funds reimburse GIS for payments GIS makes to financial intermediaries that provide certain administrative and account maintenance shareholder services. The amount of the reimbursement is calculated in a manner approved by the Trustees and is reviewed by the Trustees periodically.

Note 4 Federal Income Taxes

a. Distributions to Shareholders The tax character of distributions paid during the year ended December 31, 2006, which is the most recently completed tax year, was as follows:

Fund	Tax- Exempt	Ordinary Income Total	Long-Term Capital Gain Total

RS Investment Quality Bond Fund	$—	$5,456,754	$159,553

RS Low Duration Bond Fund	—	1,145,161	—

RS High Yield Bond Fund	—	5,290,602	—

RS Tax-Exempt Fund	3,539,384	—	333,242

RS Money Market Fund	—	17,521,204	—

Capital Loss Carryovers

(see Note 4a)	Expiring

Fund	2008	2009	2010	2011	2012	2013	2014	Total

RS Investment Quality Bond Fund	$—	$—	$—	$—	$—	$—	$1,558,801	$1,558,801

RS Low Duration Bond Fund	—	—	—	2,657	18,478	325,837	176,793	523,765

RS High Yield Bond Fund	2,792,326	7,587,223	5,307,217	—	—	—	—	15,686,766

RS Tax-Exempt Fund	—	—	—	—	—	—	—	—

RS Money Market Fund	—	—	—	5,073	432	—	—	5,505

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Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Funds, timing differences, and differing characterizations of distributions made by the Funds. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid-in capital. Undistributed net investment income and accumulated undistributed net realized gain/(loss) on investments and foreign currency transactions may include temporary book and tax differences, which will reverse in a subsequent period.

See the chart below for the tax basis of distributable earnings as of December 31, 2006, which is the most recently completed tax year.

Fund	Undistributed Ordinary Income	Undistributed Long-Term Gains

RS Investment Quality Bond Fund	$1,050	$(1,562,697)

RS Low Duration Bond Fund	240	(523,765)

RS High Yield Bond Fund	584	(15,686,766)

RS Tax-Exempt Fund	117,190	192,942

RS Money Market Fund	8,829	(5,700)

During any particular year, net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Funds if not distributed and, therefore, are normally distributed to shareholders annually.

See the chart on the previous page for capital loss carryovers available to the Funds at December 31, 2006, which is the most recently completed tax year.

During the year ended December 31, 2006, the Funds utilized capital loss carryovers as follows:

Fund

RS Investment Quality Bond Fund	$—

RS Low Duration Bond Fund	—

RS High Yield Bond Fund	709,649

RS Tax-Exempt Fund	—

Under current income tax law, net capital losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. For the year ended December 31, 2006, the Funds elected to defer net capital losses as follows:

Fund

RS Investment Quality Bond Fund	$3,896

RS Low Duration Bond Fund	—

RS High Yield Bond Fund	—

RS Tax-Exempt Fund	—

RS Money Market Fund	—

b. Tax Basis of Investments The cost of investments owned for federal income tax purposes at June 30, 2007 for each Fund is listed in the chart below. The net unrealized appreciation on investments, which consists of gross unrealized appreciation and depreciation, is also disclosed in the chart below.

Tax Cost of Investments
(see Note 4b)

Fund	Cost of Investments	Net Unrealized Appreciation/ (Depreciation on Investments	Gross Unrealized Appreciation	Gross Unrealized Depreciation

RS Investment Quality Bond Fund	$121,332,382	$(1,975,800)	$225,627	$(2,201,427)

RS Low Duration Bond Fund	36,826,096	(257,863)	32,822	(290,685)

RS High Yield Bond Fund	84,917,714	(30,652)	1,192,418	(1,223,070)

RS Tax-Exempt Fund	101,202,026	204,251	939,302	(735,051)

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Notes to Financial Statements (unaudited) (continued)

Note 5 Investments

a. Investment Purchases and Sales Purchases and proceeds from sales of securities (excluding short-term investments) during the period ended June 30, 2007, were as follows:

Fund	Cost of Investments Purchased	Proceeds from Investments Sold

RS Investment Quality
Bond Fund	$102,844,189	$100,718,875

RS Low Duration Bond Fund	9,654,694	7,863,728

RS High Yield Bond Fund	37,313,849	31,572,668

RS Tax-Exempt Fund	78,260,110	77,480,172

b. Foreign Securities Foreign securities investments involve special risks and considerations not typically associated with those of U.S. origin. These risks include, but are not limited to, revaluation of currencies; adverse political, social, and economic developments; and less reliable information about issuers. Moreover, securities of many foreign companies and markets may be less liquid and their prices more volatile than those of U.S. companies and markets.

c. Repurchase Agreements The collateral for repurchase agreements is either cash or fully negotiable U.S. government securities. Repurchase agreements are fully collateralized (including the interest earned thereon) and such collateral is marked-to-market daily while the agreements remain in force. If the value of the collateral falls below the repurchase price plus accrued interest, the applicable Fund will typically require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults, the applicable Fund maintains the right to sell the collateral and may claim any resulting loss against the seller. At June 30, 2007, all repurchase agreements held by the Funds had been entered into on June 29, 2007.

d. Reverse Purchase Agreements The RS Investment Quality Bond Fund, RS Low Duration Bond Fund and RS High Yield Bond Fund may enter into reverse repurchase agreements with banks or third party broker-dealer to borrow short-term funds. Interest on the value of reverse repurchase agreements issued and outstanding is based upon competitive rates at the time of issuance. At the time the RS Investment Quality Bond Fund, RS Low Duration Bond Fund and RS High Yield Bond Fund enter into a reverse repurchase agreement, the Funds segregate on their books cash, U.S. government securities or liquid, unencumbered securities that are marked-to-market daily. The value of such segregated assets must be at least equal to the value of the repurchase obligation (principal plus accrued interest), as applicable. Reverse repurchase agreements involve the risk that the buyer of the securities sold by the RS Investment Quality Bond Fund, RS Low Duration Bond Fund and RS High Yield Bond Fund may be unable to deliver the securities when the Funds seek to repurchase them. Reverse repurchase agreements may increase fluctuations in the RS Investment Quality Bond Fund’s, RS Low Duration Bond Fund’s and RS High Yield Bond Fund’s net asset value and may be viewed as a form of leverage.

e. Dollar Roll Transactions RS Investment Quality Bond Fund, RS Low Duration Bond Fund and RS High Yield Bond Fund may enter into dollar rolls (principally using TBAs) in which each of the Funds sells mortgage securities for delivery in the current month and simultaneously contracts to repurchase similar securities at an agreed-upon price on a fixed date in a future month. The securities repurchased will bear the same interest rate as those sold, but generally will be collateralized at the time of delivery by different pools of mortgages with different prepayment histories than those securities sold. During the period between the sale and repurchase, the Fund will not be entitled to receive principal and interest payments on the securities sold. The RS Investment Quality Bond Fund, RS Low Duration Bond Fund and RS High Yield Bond Fund are compensated by the difference between the current sales price and the forward price for the future purchase (often referred to as the “drop”), as well as by the interest earned on the cash proceeds of the initial sale. Dollar roll transactions involve the risk that the buyer of the securities sold by the RS Investment Quality Bond Fund, RS Low Duration Bond Fund and RS High Yield Bond Fund may be unable to deliver the replacement securities when it is required to do so. Dollar rolls may increase fluctuations in the RS Investment Quality Bond Fund’s, RS Low Duration Bond Fund’s and RS High Yield Bond Fund’s net asset value and may be viewed as a form of leverage.

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f. Restricted Securities A restricted security cannot be resold to the general public without prior registration under the Securities Act of 1933. If the security is subsequently registered and resold, the issuer would typically bear the expense of all registrations at no cost to the Fund. Restricted securities are valued according to the guidelines and procedures adopted by the Funds’ Board of Trustees as outlined in Note 1a, paragraph 2.

Note 6 Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts with their vendors and others that provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds. However, based on experience, the Funds expect the risk of loss to be remote.

Note 7 Legal Matters

On October 6, 2004, RS Investment Management, L.P. (“RSIM L.P.”), the investment adviser to the RS Family of Funds prior to GIS’s acquisition of a majority of the outstanding interests in RS Investments, entered into settlement agreements with the Securities and Exchange Commission (the “SEC”) and the Office of the New York State Attorney General (the “NYAG”). The settlement agreements relate to certain investors’ frequent trading of shares of RS Emerging Growth Fund during 2000 through 2003. In its settlement with the SEC, RSIM L.P. consented to the entry of an order by the SEC (the “SEC Order”) instituting and settling administrative and cease-and-desist proceedings against it.

Under the terms of the settlement agreements, RS Investments has paid disgorgement of $11.5 million and a civil money penalty of $13.5 million for a total payment of $25 million, all of which will be distributed to certain current and former shareholders of certain Funds in a manner to be determined by an independent consultant. The settlement agreement with the NYAG also requires RS Investments to reduce its management fee for certain Funds in the aggregate amount of approximately $5 million over a period of five years. In addition, RS Investments has made a number of undertakings to the SEC and the NYAG relating to compliance, ethics, and legal oversight and mutual fund governance and disclosure.

G. Randall Hecht, the former co-president of the Trust and the former chairman of the Board of Trustees of the Trust, was also named a respondent in the SEC Order and consented to its entry. As part of the settlement agreement with the SEC, Mr. Hecht agreed, among other things, to pay a civil money penalty, to not serve as a Trustee of the Trust for a period of five years, and to limit his duties with RS Investments (of which he was chairman) for 12 months.

Steven M. Cohen, the former treasurer of the Trust and the former chief financial officer of RS Investments, was also named a respondent in the SEC Order and consented to its entry. As part of the settlement agreement with the SEC, Mr. Cohen agreed to, among other things, a civil money penalty and suspensions from association with any investment adviser or registered investment company for nine months and from serving as an officer or a director of any investment company or investment adviser for an additional two years. In addition, in accordance with the settlements, Mr. Cohen resigned as an officer and employee of RS Investments.

RSIM L.P. and Messrs. Hecht and Cohen neither admit nor deny the findings set forth in the SEC Order, and RSIM L.P. neither admits nor denies the findings in its settlement agreement with the NYAG. A copy of the SEC Order is available on the SEC’s Web site at www.sec.gov, and a copy of the settlement agreement with the NYAG is available on the NYAG’s Web site at www.oag.state.ny.us.

RSIM L.P. and not any of the RS funds will bear all the costs of complying with the settlements, including payments of disgorgement and civil penalties (except those paid by Messrs. Hecht and Cohen individually), and the associated legal fees relating to these regulatory proceedings.

It is possible that these matters and/or related developments may result in increased Fund redemptions and reduced sales of Fund shares, which could result in increased costs and expenses, or may otherwise adversely affect the Funds.

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Notes to Financial Statements (unaudited) (continued)

After the announcement of those settlements, three related civil lawsuits commenced. These lawsuits were consolidated into one proceeding in the U.S. District Court for the District of Maryland on April 19, 2005 (In re Mutual Funds Investment Litigation, Case No. 04-MD-15863-JFM). The district court appointed a lead plaintiff, and a consolidated complaint was filed. The consolidated complaint, brought on behalf of a purported class of investors in RS funds between October 6, 1999, and October 5, 2004, seeks compensatory damages and other related relief. The complaint names RS Investments, RS Investment Management, Inc., RSIM L.P., the Trust, and certain current or former Trustees, subadvisers, employees, and officers of the Trust or RSIM L.P. as defendants. It generally tracks the factual allegations made in the SEC and NYAG settlements, including the allegations that fund prospectuses were false and misleading, and alleges a variety of theories for recovery, including, among others, that defendants violated Sections 34(b), 36(a), 36(b), and 48(a) of the 1940 Act and breached fiduciary duties to investors. The consolidated lawsuit further alleges that defendants violated, or caused to be violated, Sections 11, 12(a)(2), and 15 of the Securities Act of 1933 and Sections 10(b) and 20(a) of the Securities Exchange Act of 1934.

On May 27, 2005, the defendants moved to dismiss the consolidated action. On November 3, 2005, the Court issued a ruling dismissing all claims against the Trust. As for the claims against the other RS defendants, the Court dismissed the claims arising under: sections 34(b) and 36(a) of the Investment Company Act of 1940; sections 11, 12(a)(2), and 15 of the Securities Act of 1933; and state law. The Court allowed plaintiffs to proceed against some of the RS defendants with their claims arising under sections 10(b) and 20(a) of the Securities Exchange Act of 1934 and sections 36(b) and 48(a) of the Investment Company Act of 1940. Although initially the Court deferred any ruling on the claims against the named independent trustees, on July 24, 2006, the Court dismissed all remaining claims against the former and current independent trustees of the Trust. The litigation is currently in the discovery phase.

Additional lawsuits arising out of the same circumstances and presenting similar or different or additional allegations may be filed against the Funds, RS Investments, or their affiliates in the future. RS Investments does not believe that the pending consolidated action will materially affect its ability to continue to provide to the Funds the services it has agreed to provide. It is not possible at this time to predict whether the litigation will have any material adverse effect on any of the Funds.

Note 8 New Accounting Pronouncements

In July 2006, the Financial Accounting Standards Board (FASB) issued FASB Interpretation No. 48, “Accounting for Uncertainty in Income Taxes — an interpretation of FASB Statement No. 109” (“FIN 48”), which clarifies the accounting for uncertainty in tax positions taken or expected to be taken in a tax return. FIN 48 provides guidance on the measurement, recognition, classification and disclosure of tax positions, along with accounting for any related interest and penalties. FIN 48 is effective within the first required financial statement reporting period (semiannual reporting) for fiscal years beginning after December 15, 2006, and is to be applied to all open tax years as of the date of effectiveness. The Trust has concluded that the adoption of FIN 48 did not result in any material impact to the Funds’ financial statements, as applied to open tax years ended December 31, 2004 through December 31, 2006.

In September 2006, FASB issued FASB Statement No. 157, “Fair Value Measurement” (“SFAS 157”), which defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. SFAS 157 is effective for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. The Trust believes the adoption of SFAS 157 will have no material impact on its financial statements.

88	Call 1.800.766.FUND

Supplemental Information (unaudited)

Approval of Funds’ Investment Advisory Agreements

The Board of Trustees of RS Investment Trust (the “Trust”), including all of the Trustees who are not interested persons of the Trust or of RS Investments (the “disinterested Trustees”), met in person on April 30, May 3, May 12, and May 24, 2006, to consider approval of an Investment Advisory Agreement between the Funds and RS Investments; a Sub- Advisory, Sub-Administration and Accounting Services Agreement between RS Investments and Guardian Investor Services LLC (“GIS”) with respect to RS Asset Allocation Fund, RS S&P 500 Index Fund, RS Investment Quality Bond Fund, RS Low Duration Bond Fund, RS High Yield Bond Fund, RS Tax Exempt Fund, and RS Cash Management Fund; a Sub-Advisory Contract between RS Investments and UBS Global Asset Management (Americas) Inc. (“UBS”) with respect to RS Large Cap Value Fund; a Sub-Advisory, Sub-Administration and Accounting Services Agreement between RS Investments and Guardian Baillie Gifford Limited (“GBG”) with respect to RS International Growth Fund and RS Emerging Markets Fund; and a Sub-Sub-Investment Advisory Agreement between GBG and Baillie Gifford Overseas Limited (“BGO”) with respect to RS International Growth Fund and RS Emerging Markets Growth Fund (collectively, the “Advisory Agreements”). In all of their deliberations, the disinterested Trustees were advised by their independent counsel, with whom they had additional separate discussions on a number of occasions. In addition, the disinterested Trustees were assisted in their review by third-party consultants, whom the disinterested Trustees retained for purposes of assisting them in their consideration of the Advisory Agreements.

Each of the Funds was newly formed in connection with the proposed reorganization of each of the mutual funds in The Park Avenue Portfolio (the “predecessor funds”) into a corresponding Fund advised by RS Investments and, with respect to a number of the Funds, sub-advised, or sub-subadvised, by GIS, UBS, GBG or BGO. In the course of their deliberations, the Trustees met with representatives of RS Investments and of GIS, who discussed with the Trustees the capabilities of both firms, and what they saw as the complementary capabilities of the two firms in the areas of investment management and distribution/promotion of mutual fund shares. Representatives of the disinterested Trustees also met with representatives of UBS and BGO. The Trustees considered that it was anticipated that portfolio management personnel of the predecessor funds would continue as the portfolio management personnel of the Funds.

The Trustees considered the fees proposed to be charged by RS Investments to the Funds, and, if applicable, by the sub-advisers to RS Investments or by BGO to GBG, under the Advisory Agreements. The Trustees noted that the fees to be charged to the Funds under the Advisory Agreements were in all cases at least as favorable to the Funds as the fees charged to their predecessor funds. RS Investments furnished information to the Trustees compiled by the third-party consultants based on information from the independent Lipper and Morningstar organizations showing a comparison of RS Investments’ fee rate for each Fund compared to peer mutual funds having similar objectives, strategies, and asset sizes as selected by the third-party consultants. The Trustees also reviewed information from that compilation showing total expenses for the Funds in comparison to the peer funds.

RS Investments stated that each of the Funds would be subject to an expense limitation until December 31, 2009, that would be the same as the expense limitation of the relevant predecessor fund or determined based upon the predecessor fund’s expense ratio as of September 30, 2006. In addition, the Trustees recognized that it was possible the Funds over time could experience reduced expenses both because RS Investments and GIS, as a combined firm, may be in a position to purchase services from third parties for their clients at improved rates and because enhanced distribution capabilities resulting from the combination may result in increases in the sizes of the Funds and possible reduced expenses through economies of scale.

The Trustees noted that, because the Funds would be new Funds and because of the upcoming consolidation of the RS and GIS fund families, it would be appropriate to consider in greater detail in the future whether and to what extent economies of scale might be realized as the Funds grow and whether a reduction in the advisory fees paid by the Funds by means of breakpoints might be appropriate.

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Supplemental Information (unaudited) (continued)

The Trustees reviewed performance information for each of the predecessor funds for various periods. That review included an examination of comparisons of the performance of the predecessor funds to relevant securities indexes and various peer groups of mutual funds using data from the independent Lipper and Morningstar organizations with respect to various periods, and relative rankings of the predecessor funds compared to peer funds during various periods. The Trustees considered the performance of each predecessor fund over the life of the fund and in recent periods, while also considering its applicable investment objective and strategy and its overall expense ratio. The Trustees noted that the performance information presented to the Trustees showed that most of the predecessor funds were above the median performance among their peers for the three and five-year periods, which the Trustees believed to be most relevant, but that certain funds had less favorable relative performance for other periods. The Trustees also noted that several funds had acceptable, if relatively high, total expense levels. In light of the fact that the Funds were being formed in connection with the broader transaction involving GIS’s proposed acquisition of a majority interest in RS Investments, the Trustees determined to approve the Advisory Agreements for a one-year period (rather than the two-year period allowed under the Investment Company Act of 1940, as amended) in order to give themselves the opportunity to formally reconsider the Funds’ performance and expenses after having observed the Funds and the GIS organization during the Funds’ initial year of operation.

The Trustees considered the nature, extent, and quality of the services to be provided by RS Investments and the sub-advisers. In this regard, the Trustees took into account the experience of the proposed portfolio management teams and the resources available to them generally. After considering all of the information described above, the Trustees unanimously voted to approve the Advisory Agreements, including the advisory fees proposed in connection with that approval, for the one-year period commencing upon the Funds’ commencement of operations.

Portfolio Holdings and Proxy Voting Procedures

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q is available on the Securities and Exchange Commission’s Web site at http://www.sec.gov. The Funds’ Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. This information is also available, without charge, upon request, by calling toll-free 1-800-766-FUND [3863].

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities, and information regarding how the Funds voted proxies relating to portfolio securities during the 12-month period ended June 30, 2007, are available (i) without charge, upon request, by calling toll-free 1-800-766-FUND [3863]; (ii) on RS Investments’ Web site at http://www.RSinvestments.com; and (iii) on the Securities and Exchange Commission’s Web site at http://www.sec.gov.

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RS Funds		24-Hour Account Access
Phone:	1-800-766-FUND (3863)	Phone:	1-800-766-FUND (3863), Option 3
Web:	www.RSinvestments.com	Web:	Enter My Account on RS Investments’
E-mail:	funds@rsinvestments.com		Web site

RS Funds

Fund Name (Date of Inception)	Ticker Symbol (Class A)	Portfolio Manager(s)
RS Emerging Growth Fund (11/30/87)	RSEGX	Steve Bishop, Jim Callinan, Melissa Chadwick-Dunn, Allison Thacker, Scott Tracy
RS Growth Fund (05/12/92)	RSGRX	John Seabern, John Wallace
The Information Age Fund® (11/15/95)	RSIFX	Steve Bishop, Allison Thacker
RS MidCap Opportunities Fund (07/12/95)	RSMOX	John Seabern, John Wallace
RS Select Growth Fund (08/01/96)	RSDGX	Steve Bishop, Jim Callinan, Melissa Chadwick-Dunn, Allison Thacker, Scott Tracy
RS Smaller Company Growth Fund (08/15/96)	RSSGX	Scott Tracy, Bill Wolfenden
RS Value Fund (06/30/93)	RSVAX	MacKenzie Davis, David Kelley, Andy Pilara, Joe Wolf
RS Partners Fund (07/12/95)	RSPFX	MacKenzie Davis, David Kelley, Andy Pilara, Joe Wolf
RS Investors Fund (11/15/05)	RSINX	MacKenzie Davis, David Kelley, Andy Pilara, Joe Wolf
RS Global Natural Resources Fund (11/15/95)	RSNRX	MacKenzie Davis, Andy Pilara, Ken Settles
RS Large Cap Value Fund (02/03/03)*	RLCVX	Thomas Cole, Thomas Digenan, Scott Hazen, John Leonard
RS Core Equity Fund (06/01/72)*	GPAFX	Mani Govil
RS Small Cap Core Equity Fund (05/01/97)*	GPSCX	Matthew Ziehl
RS Equity Dividend Fund (07/31/07)	REDAX	Raymond Anello
RS S&P 500 Index Fund (08/07/00)*	GUSPX	Jonathan Jankus, Stewart Johnson
RS Asset Allocation Fund (02/16/93)*	GUAAX	Jonathan Jankus, Stewart Johnson
RS International Growth Fund (02/16/93)*	GUBGX	R. Robin Menzies
RS Emerging Markets Fund (05/01/97)*	GBEMX	Edward Hocknell
RS Investment Quality Bond Fund (02/16/93)*	GUIQX	Howard Chin, Robert Crimmins
RS Low Duration Bond Fund (07/30/03)*	RLDAX	Howard Chin, Robert Crimmins
RS High Yield Bond Fund (09/01/98)*	GUHYX	Ho Wang
RS Tax-Exempt Fund (02/16/93)*	GUTEX	Alexander Grant, Jr.
RS Money Market Fund (11/03/82)*	GCMXX	Alexander Grant, Jr.
*The date of inception is that of the predecessor Fund.

Refer to the prospectus for more information, including management fees and expenses associated with an ongoing investment as well as the special risks associated with investing in small and midsized companies; overweighting investments in certain sectors or industries; investing in the technology sector; investing in a more limited number of issuers and sectors; investing internationally; investing in debt securities; and investing in companies in natural resources industries. Please read it carefully before investing.

Important Notice Regarding Delivery of Shareholder Documents

To reduce expenses, we mail only one copy of a Fund’s prospectus and each annual and semiannual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call us at 1-800-766-3863; or if your shares are held through a financial institution, please contact it directly. We will begin sending you individual copies 30 days after receiving your request.

(The information on this page is not part of the Semiannual report.)

388 Market Street San Francisco CA 94111	www.RSinvestments.com	Call 800-766-FUND

EB-015098 (06/07)     SR731_FI

International Funds
RS International Growth Fund
RS Emerging Markets Fund

6.30.07

Class A, B, C and K Shares

RS Funds		24-Hour Account Access
Phone:	1.800.766.FUND (3863)	Phone:	1.800.766.FUND (3863), option 3
Web:	www.RSinvestments.com	Web:	Enter My Account on RS Investments’
E-mail:	funds@rsinvestments.com		Web site

Performance Update Average Annual Returns as of 06/30/07

	Ticker Symbol	Inception Date	Gross Expenses	Year- to-Date	1 Year	3 Years	5 Years	10 Years	Since Inception

International Funds

RS International Growth	GUBGX	02/16/93
Fund, Class A
without sales charge			1.64%	10.11%	23.76%	21.14%	14.19%	5.90%	8.66%
with maximum sales charge				4.87%	17.91%	19.19%	13.09%	5.39%	8.29%

RS International	GBGBX	05/01/96
Growth Fund, Class B
without sales charge			2.88%	9.69%	22.53%	19.75%	12.88%	4.72%	5.75%
with sales charge				6.69%	19.53%	19.28%	12.76%	4.72%	5.75%

RS International	RIGCX	08/07/00
Growth Fund, Class C
without sales charge			2.56%	9.73%	22.76%	20.01%	13.05%	—	2.66%
with sales charge				8.73%	21.76%	20.01%	13.05%	—	2.66%

RS International	RIGKX	05/15/01
Growth Fund, Class K
without sales charge			1.88%	9.92%	23.37%	20.83%	13.96%	—	7.57%

RS Emerging	GBEMX	05/01/97
Markets Fund Class A
without sales charge			1.68%	17.99%	44.98%	41.21%	30.59%	12.35%	13.07%
with sales charge				12.38%[2]	38.12%	38.92%	29.32%	11.80%	12.53%

RS Emerging	REMBX	05/06/97
Markets Fund Class B
without sales charge			2.53%	17.57%	43.79%	39.92%	29.27%	10.67%	11.34%
with sales charge				14.57%	40.79%	39.58%	29.20%	10.67%	11.34%

RS Emerging	REMGX	08/07/00
Markets Fund Class C
without sales charge			2.47%	17.56%	43.93%	40.02%	29.37%	—	17.85%
with sales charge				16.56%	42.93%	40.02%	29.37%	—	17.85%

RS Emerging	REMKX	05/15/01
Markets Fund Class K
without sales charge			1.98%	17.71%	44.45%	40.73%	30.14%	—	25.22%

Performance quoted represents past performance and does not guarantee future results. Performance shown for the Funds includes performance of their predecessor funds for periods prior to October 9, 2006. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. Please keep in mind that any high double-digit returns are highly unusual and cannot be sustained. The Funds’ total gross annual operating expense ratios as of the most current prospectus are included in the table above. Class A performance quoted “with maximum sales charge” reflects the current maximum sales charge of 4.75%. Please read the prospectus carefully for more information on sales charges as they do not apply in all cases and if applied are reduced for larger purchases. Certain share classes are subject to lower maximum sales charges whether paid at the time of purchase or deferred. The Class B and Class C share performance quoted “with sales charge” takes into account the applicable contingent deferred sales charge (up to 3% for Class B shares, up to 1% for class C shares). There is no sales charge for Class K shares. Any sales charges are in addition to the Funds’ fees and expenses as detailed in the Funds’ most current prospectus. Fees and expenses are factored into the net asset value of your shares and any performance numbers we release. Total return figures reflect an expense limitation in effect during the periods shown; without such limitation, the performance shown would have been lower. Performance results assume the reinvestment of dividends and capital gains. The return figures shown do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares. Current and month-end performance information, which may be lower or higher than that cited, is available by contacting RS Investments at 1-800-766-FUND and is periodically updated on our Web site: www.RSinvestments.com.

International investing involves special risks, which include changes in currency rates, foreign taxation and differences in auditing standards and securities regulations, political uncertainty and greater volatility. These risks are even greater when investing in emerging markets.

This report may be used only when preceded or accompanied by a prospectus. You should carefully consider the investment objectives, risks, charges, and expenses of the RS Funds before making an investment decision. The prospectus contains this and other information—please read it carefully before investing or sending money. Except as noted, numbers are unaudited. To obtain a copy, please call 800-766-FUND or visit www.RSinvestments.com

Distributed by: Guardian Investor Services LLC (GIS), 7 Hanover Square, New York, NY 10004. GIS is a member: FINRA, SIPC.

RS Investment Trust (the “Trust”), a Massachusetts business trust, was organized on May 11, 1987. The Trust currently offers twenty-four series. The two series (each a “Fund”, collectively the “Funds”) covered in this report were formerly series (each, a “Predecessor Fund”) of The Park Avenue Portfolio (“the Portfolio”). Effective October 9, 2006, pursuant to an Agreement and Plan of Reorganization (“Agreement and Plan”) dated August 15, 2006, each Predecessor Fund was reorganized into its corresponding Fund in exchange for shares of the RS Fund and the assumption by the RS Fund of all of the identified liabilities of the respective series of the Portfolio. The Guardian Baillie Gifford International Growth Fund was reorganized into the RS International Growth Fund and The Guardian Baillie Gifford Emerging Markets Fund was reorganized into the RS Emerging Markets Fund. Both Funds are diversified funds.

Except as otherwise specifically stated, all information and portfolio manager commentary, including portfolio security positions, is as of June 30, 2007. The views expressed in the portfolio manager letters are those of the Fund’s portfolio manager(s) and are subject to change without notice. They do not necessarily represent the views of RS Investments, Guardian Baillie Gifford Limited or Baillie Gifford Overseas. The letters contain some forward-looking statements providing current expectations or forecasts of future events; they do not necessarily relate to historical or current facts. There can be no guarantee that any forward-looking statement will be realized. We undertake no obligation to publicly update forward-looking statements, whether as a result of new information, future events, or otherwise. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary.

www.RSinvestments.com	1

Highlights

RS Funds Received Four-Star Overall Morningstar Rating™1
(including the effects of sales charges, loads, and redemption fees)

Based on risk-adjusted returns, RS Partners Fund and RS Emerging Markets Fund (Class A Shares) received an Overall Morningstar Rating™ of four stars from Morningstar, a proprietary research firm, as of June 30, 2007.

Morningstar Ratings As of 06/30/07
RS Fund	Overall Morningstar RatingTM
RS Partners Fund (Out of 500 small blend funds)	««««
RS Emerging Markets Fund (Out of 204 diversified emerging markets funds)	««««

Top Decile and Quartile RS Funds2

The following (Class A Shares) RS Funds were ranked in the top decile or quartile of their peer groups by Lipper for the five- and 10-year periods ended June 30, 2007. Rankings are based on total return.

Lipper Rankings As of 06/30/07
RS Fund	Top Decile	Top Quartile
Five-Year

The Information Age Fund®
Number 10 fund out of 237 funds in the science and technology funds category. It also ranked number 35 out of 283 funds for the one-year period, number 115 out of 257 funds for the three-year period, and number 8 fund out of 45 funds for the 10-year period.

✓

RS Partners Fund
Number 3 fund out of 442 funds in the small-cap core funds category. It also ranked number 313 out of 732 funds for the one-year period, number 33 out of 564 funds for the the three-year period, and number 9 fund out of 150 funds for the 10-year period.

✓

RS Value Fund
Number 7 fund out of 177 funds in the mid-cap value funds category. It also ranked number 69 out of 297 funds for the one-year period, number 15 out of 232 funds for the three-year period, and number 48 out of 53 for the 10-year period.

✓

RS Global Natural Resources Fund
Number 14 fund out of 75 funds in the natural resources funds category. It also ranked number 123 out of 132 funds for the one-year period, number 50 out of 94 funds for the three-year period, and number 27 out of 38 funds for the 10-year period.

✓

RS Growth Fund
Number 71 fund out of 338 funds in the multi-cap growth funds category. It also ranked number 168 out of 514 funds for the one-year period, number 116 out of 410 funds for the three-year period, and number 75 out of 132 funds for the 10-year period.

✓

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Lipper Rankings As of 06/30/07
RS Fund	Top Decile	Top Quartile
Five-Year (continued)

RS MidCap Opportunities Fund
Number 45 fund out of 383 funds in the mid-cap growth funds category. It also ranked number 284 out of 608 funds for the one-year period, number 214 out of 485 funds for the three-year period, and number 38 fund out of 159 funds for the 10-year period.

✓

RS Tax-Exempt Fund
Number 34 fund out of 207 funds in the general municipal funds category. It also ranked number 76 out of 236 funds for the one- year period, number 38 out of 221 funds for the three-year period, and number 16 out of 130 for the 10-year period.

✓
10-Year

RS Emerging Markets Fund
Number 15 fund out of 81 funds in the emerging markets funds category. It also ranked number 133 out of 239 funds for the one- year period, number 34 out of 189 for the three-year period, and number 51 out of 159 for the five-year period.

✓

RS Select Growth Fund
Number 34 fund out of 156 funds in the small-cap growth funds category. It also ranked number 195 out of 565 funds for the one-year period, number 436 out of 458 funds for the three-year period, and number 338 out of 380 funds for the 5-year period.

✓

The information contained herein was obtained from sources we believe to be reliable and we have attempted to insure accuracy. Investors relying on information contained herein are encouraged to verify this information directly with the rating agency or through independent sources.

1

© 2006 Morningstar, Inc. All rights reserved. The information contained herein: (1) is proprietary to Morningstar; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete, or timely. Neither Morningstar nor its content providers is responsible for any damages or losses arising from any use of this information. Past performance does not guarantee future results.

Please note, some of the Morningstar proprietary calculations, including the Morningstar Rating™, are not customarily calculated based on adjusted historical returns. The evaluation of this investment does not affect the retail mutual fund data published by Morningstar. For each retail mutual fund with at least three-year history, Morningstar calculates a Morningstar Rating™ based on Morningstar Risk-Adjusted Return measure that accounts for variation in a fund’s monthly performance (including the effects of sales charges, loads, and redemption fees), placing more emphasis on downward variations and rewarding consistent performance. The top 10% of funds in each category receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars and bottom 10% receive 1 star. (Each share class is counted as a fraction of one fund within this scale and rated separately, which may cause slight variations in the distribution percentages.) The Overall Morningstar Rating for a retail mutual fund is derived from a weighted average of the performance figures associated with its three-, five- and ten-year (if applicable) Morningstar Rating metrics. This investment’s independent Morningstar Rating metric is then compared against the retail mutual fund universe breakpoints to determine its hypothetical rating.

RS Partners Fund was rated against the following numbers of U.S.-domiciled Small Blend funds over the following time periods: 500 funds in the last three years, 393 funds in the last five years, and 148 funds in the last 10 years. With respect to these Small Blend funds, RS Partners Fund received a Morningstar Rating of 4 stars, 5 stars, and 4 stars for the three-, five-, and 10-year periods. RS Emerging Markets Fund was rated against the following numbers of U.S.-domiciled Diversified Emerging Markets funds over the following time periods: 204 funds in the last three years, 179 funds in the last five years, and 91 funds in the last 10 years. With respect to these Diversified Emerging Markets funds, RS Emerging Markets Fund received a Morningstar Rating of 3 stars, 3 stars, and 4 stars for the three-, five-, and 10-year periods.

Performance quoted represents past performance and does not guarantee future results.

2

© 2006 REUTERS. Lipper rankings are based on total return with dividends reinvested and do not take into account or reflect sales charges. Lipper, a wholly owned subsidiary of Reuters, is a leading global provider of mutual fund information and analysis to fund companies, financial intermediaries, and media organizations. Lipper clients manage more than 95% of U.S. fund assets. The firm, founded in 1973 and headquartered in New York, tracks 125,000 funds worldwide through its offices in major financial capitals in North America, Europe, and Asia. Read the following restrictions: Information on this page has been sourced from Lipper, a Reuters Company (“Lipper Content”). All such information is protected by copyright: © 2006 REUTERS. All rights reserved. Any copying, republication, or redistribution of Lipper Content is expressly prohibited without the prior written consent of Lipper. Lipper and its parent and affiliated companies will not be liable for any errors or delays in the content or for any actions taken in reliance thereon. LIPPER and the LIPPER Corporate Marks are proprietary trademarks of Lipper, a Reuters Company. For additional information on the other Lipper Services, please visit the Lipper Web site at http://www.lipperweb.com.

Market volatility can affect short-term performance. Favorable ratings do not necessarily indicate positive returns. Please visit www.RSinvestments.com for more information on the RS Funds.

www.RSinvestments.com	3

CEO’s Letter

Terry R. Otton
CEO, RS Investments

June 30, 2007

Dear Fellow Shareholders,

The first six months of the year provided a strong tail-wind for the RS fund family. In fact, each RS equity fund delivered positive returns, and a majority of them outperformed their average Morningstar category peer. The markets were up for the reporting period, and many of our funds were up even more.

Fast forward a few weeks into August and, as I write this letter, the market has taken a decidedly different tone. Subprime loan concerns have rippled through the markets causing investors everywhere to re-evaluate risk.

Our funds were not immune to the market weakness over this more recent period. Overall, our short-term results reflected those of the broader market.

In the face of the market turmoil, our portfolio managers remain steadfast in their focus on the impact this or other potential fallout may have on companies in which they invest. While these developments certainly make their jobs more challenging, the portfolio managers of each Fund believe that the Fund’s holdings continue to be consistent with its objective and strategy, and they will continue to monitor the Fund’s holdings carefully in light of further developments. Overall, our research continues to give us confidence in the fundamental business prospects of the companies in our funds.

We’ve been managing shareholders’ assets for over 21 years and have weathered many market cycles and environments. Our long-term results reflect an adherence to a sound investment process which has been honed by a team of dedicated and passionate investment professionals. As long-term fundamental investors, we believe our experience sets us apart and provides much-needed perspective, particularly in times like these.

In fact, our investment approach has generated meaningful results over the long term. On a relative basis, 73%, 67%, 58% and 69% of RS funds ranked

4	Call 1.800.766.FUND

in the top half of their peer groups for the 1-, 3-, 5-, and 10-year periods, respectively (according to Morningstar)*. The numbers for RS’ actively managed equity funds are even stronger.

Successful investing requires a sound strategy and, at times, the fortitude to stick with it through thick and thin. We believe that, with RS, you’ve hired the right team as your investment partner to help you reach your long-term goals.

Commitment to Excellence

The long-term performance of the RS funds reflects strength across all areas of our business. We have always believed that if we hire and retain the best people and provide a culture that encourages integrity, passion, and excellence, we would be able to endure the ups and downs of the markets and provide long-term investment excellence. Moreover, we continue to work at getting better at everything we do.

Most recently, we have focused on further strengthening our investment teams. In May, we promoted several long-time analysts to co-managers on the RS Emerging Growth and RS Select Growth Funds and adopted a team approach on the RS MidCap Opportunities, RS Growth, and RS Smaller Company Growth Funds. We also welcomed Christopher Clark to the Growth team as an analyst specializing in healthcare, adding not only depth, but additional breadth to our coverage. Overall, members of the RS Growth team have an average of nearly 14 years of experience in investment management.

We continued to invest in our Value team as well. Experienced analysts Martin Engel, Joseph Mainelli and Clinton Yara joined this year and now bring the team to eleven members strong, averaging nearly 14 years of experience. This team is led by five portfolio managers who have an average of 19 years of experience in the industry.

Similarly, the RS Core team has strengthened both in numbers and depth of talent with the addition of two members this year, Adam Weiner and Sudip Lahiri. This ten-person team averages over 11 years of experience, including an average 17 years at the portfolio-manager level.

RS Investments also offers extensive fixed-income research and investment capability through our sub-adviser, Guardian Investor Services LLC. The Fixed Income Team consists of 28 seasoned investment professionals, including portfolio managers, traders, credit analysts, and quantitative risk-management specialists. Together they bring a wealth of experience and insight to the fixed-income strategies offered by RS Investments.

These significant investments in experienced investment professionals are designed to sustain and build upon the unique advantages the RS investment process provides, and for which you hired us. As fundamental investors, we value experience and believe the strength and depth of our investment teams places RS Investments firmly in the top echelon of the industry.

We are well prepared to help you with your financial planning needs. Financial planning for future retirement, children’s education, etc. requires prudent asset allocation and risk management. As discussed above, our diverse suite of products spans the investment spectrum, providing essential elements of long-term, solution-driven financial strategies.

Product Innovation

In July, we introduced RS Equity Dividend Fund. This new offering seeks to capitalize on the strength of companies which we believe have the potential to grow the dividends they pay to shareholders. The portfolio will be managed by 19-year industry veteran Ray Anello and supported by the experienced RS Core team mentioned above.

This new product is intended to complement the large-cap RS Core Equity Fund and RS Small Cap Core Equity Fund. Investors planning for retirement and seeking current income and long-term growth may want to give RS Equity Dividend Fund a close look.

Our Commitment to Investors

We humbly accept the fiduciary trust you have placed in us and are committed to serving your investment

www.RSinvestments.com	5

CEO’s Letter (continued)

needs with the highest integrity and transparency in everything we do.

For the last 21 years, RS has remained focused on cultivating a culture of excellence and delivering results to our shareholders and clients through exceptional service and long-term performance. We believe our culture is a key factor in our ability to attract and retain experienced professionals who work so diligently and passionately on your behalf.

When you have a moment, please visit our Web site at www.RSinvestments.com. You’ll find useful information aimed at keeping you informed about your investments with us, including bios on our people, performance updates, details about the investments our portfolio managers and employees have in your funds, quarterly investment commentary, portfolio holdings and much more.

On behalf of all of us at RS Investments, we thank you for the trust and confidence you’ve placed in us.

Sincerely,

Terry Otton
Chief Executive Officer

*Not all funds have been in existence for every time period, and performance numbers for some funds include periods before RS Investments became the funds’ investment advisor. © 2007 Morningstar, Inc. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete, or timely. Neither Morningstar nor its content providers is responsible for any damages or losses arising from any use of this information. Past performance does not guarantee future results.

RS Funds (Class A)	Morningstar Category	1-Yr Total Return 06/30/06- 06/30/07 Rank/Count	3-Yr Total Return 06/30/04- 06/30/07 Rank/Count	5-Yr Total Return 06/30/02- 06/30/07 Rank/Count	10-Yr Total Return 06/30/97- 06/30/07 Rank/Count

RS Emerging Growth Fund	Small Growth	185-791	340-645	249-533	53-231

RS Growth Fund	Large Growth	309-1687	129-1426	50-1151	148-471

The Information Age Fund®	Specialty-Technology	33-310	113-283	8-260	7-51

RS Internet Age Fund®	Specialty-Technology	1-310	53-283	6-260	N/A

RS MidCap Opportunities Fund	Mid-Cap Growth	396-983	292-814	82-662	60-269

RS Select Growth Fund	Small Growth	203-791	515-645	394-533	37-231

RS Smaller Company Growth Fund	Small Growth	506-791	383-645	252-533	54-231

RS Value Fund	Mid-Cap Blend	74-473	15-385	8-317	94-132

RS Partners Fund	Small Blend	233-625	36-500	4-393	10-148

RS Investors Fund	Mid-Cap Blend	63-473	N/A	N/A	N/A

RS Global Natural Resources Fund	Specialty-Natural Resources	109-172	50-123	13-91	26-55

RS Core Equity Fund	Large Blend	21-2035	288-1598	633-1237	395-527

RS Small Cap Core Fund	Small Growth	78-791	192-645	157-533	77-231

RS Asset Allocation	Large Blend	1472-2035	1073-1598	710-1237	280-527

RS S&P 500 Index Fund	Large Blend	711-2035	788-1598	543-1237	N/A

RS Large Cap Value Fund	Large Value	613-1346	256-1099	N/A	N/A

RS Emerging Markets Fund	Diversified Emerging Markets	128-258	29-204	45-179	11-91

RS International Growth Fund	Foreign Large Growth	148-222	64-183	91-155	34-60

RS Tax-Exempt Fund	Muni National Long	72-272	32-257	30-244	15-181

RS High Yield Bond Fund	High Yield Bond	212-540	246-463	233-378	N/A

RS Investment Quality Bond Fund	Intermediate-Term Bond	394-1088	396-965	337-796	146-404

RS Low Duration Bond Fund	Short-Term Bond	167-434	174-364	N/A	N/A

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Portfolio Manager Biographies

Our People - A Commitment to Quality

At RS Investments, we believe our people and their processes are what set us apart and differentiate our family of funds. By building on a foundation of quality individuals, with exceptional educational backgrounds, extensive investment experience, and a wide variety of professional experience and knowledge, we have established a most remarkable organization.

RS Investments (RS) is the investment adviser for RS Funds. Guardian Baillie Gifford Limited (GBG) and Baillie Gifford Overseas Limited (BG Overseas) serve as the investment subadvisor and the sub-subadviser, respectively, for RS International Growth Fund and RS Emerging Markets Fund.

Edward H. Hocknell (BG Overseas)
has managed RS Emerging Markets Fund since 1997.* In this role, Mr. Hocknell works with the investment management teams at BG Overseas, who make the securities selections for the Fund, and an investment policy committee of the firm, which reviews geographical allocations. Mr. Hocknell, as coordinator, has responsibility for reviewing the overall composition of the Fund’s portfolio to ensure its compliance with its stated investment objective and strategies. Mr. Hocknell is a director at BG Overseas and a partner at Baillie Gifford & Co., where he has worked since 1984. He holds a B.A. from Oxford University.

R. Robin Menzies (BG Overseas)
has managed RS International Growth Fund since 1993.* In this role, Mr. Menzies works with the investment management teams at BG Overseas, which make the securities selections for the Fund, and an investment policy committee of BG Overseas, which reviews geographical allocations. Mr. Menzies, as coordinator, has responsibility for reviewing the overall composition of the Fund’s portfolio to ensure its compliance with its stated investment objective and strategies. Mr. Menzies is a director of BG Overseas and a partner of Baillie Gifford & Co., where he has worked since 1976. He received a B.A. in engineering and law from Cambridge University.

The Statement of Additional Information provides further information about the portfolio managers, including information regarding their compensation, other accounts they manage, and their ownership interests in the Funds. For information on how to receive a copy of the Statement of Additional Information, please see the back cover of the Prospectus or visit our Web site at www.RSinvestments.com.

www.RSinvestments.com	7

RS International Growth Fund

Portfolio Manager

R. Robin Menzies

Investment Style

Large-Cap	Mid-Cap	Small-Cap
Value	Blend	Growth

Fund Philosophy
RS International Growth Fund seeks long-term capital appreciation. It is anticipated that long-term capital appreciation will be accompanied by dividend income, which may vary depending on factors such as the location of the investments.

Investment Process
The Fund normally invests at least 80% of the Fund’s net assets (plus the amount, if any, of the Fund’s borrowings for investment purposes) in common stocks and convertible securities issued by companies that are domiciled outside of the U.S. The Fund uses a bottom-up, stock-driven approach, with the objective of selecting stocks that the subadviser/portfolio manager believes can sustain an above-average growth rate and trade at a reasonable price.

Performance
Despite expectations of further interest rate hikes in many countries, international equity markets performed strongly in aggregate. The RS International Growth Fund (Class A Shares) produced positive absolute returns of 5.46% during the second quarter and 10.11% year-to-date ended June 30, 2007, but it lagged the Morgan Stanley Capital International (MSCI) Europe, Australasia, and Far East (EAFE) Growth Index2, which returned 6.87% and 12.24%, respectively.

Portfolio Review
European capital goods and utilities companies were the best performers, with Sandvik (1.67% of assets as of 6/30/07), Atlas Copco (3.40%), and Electricite de France (1.36%) among the top contributors to relative performance. Performance was also helped by stock selection in Japan, in particular Mitsui & Co. (1.62%), Mitsui O.S.K. Lines (0.84%) (shipping company), and Sumitomo Mitsui Financial Group (0.0%). It was a similar story for the quarter, with the additional benefit of strong returns from Brazilian companies Petroleo Brasileiro (1.27%) and Banco Itau (0.71%).

At the sector level, over the second quarter, stock selection in energy, real estate, and utilities helped relative performance, but this was more than offset by stock selection in the banking sector where Svenska Handelsbanken (1.35%) (Sweden), and Unicredito Italiano (1.66%) underperformed; concerns that expected interest rate rises will dent the profits of these leveraged businesses weighed on their share prices.

For the first half of the year, stock selection in the utilities, transportation, food and beverage, and tobacco sectors was good, but this was offset by stock selection in the technology sector where the Fund lost out by not owning two star performers; Nokia (Finland) (0.00%) and Siemens (0.00%) (Germany).

Outlook
We believe that the most influential factors determining the outlook for financial markets are:

• The global economy remains strong with the developing nations increasingly to the fore.

• Equities still look reasonably valued, with the rising cost of debt offset by robust global growth.

• The best prospects are in the industrial sector, which benefits from high levels of investment in the developing economies.

Thank you for your continued support.

Sincerely,

R. Robin Menzies
Portfolio Manager

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International investing involves special risks, which include changes in currency rates, foreign taxation and differences in auditing standards and securities regulations, political uncertainty and greater volatility.

Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary.

Except as otherwise specifically stated, all information and portfolio manager commentary, including portfolio security positions, is as of June 30, 2007.

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RS International Growth Fund (continued)

Assets Under Management: $82,255,793	Data as of June 30, 2007

Geographical Location vs. Index

Top Ten Holdings[1]

Company	Country	Percentage of Total Net Assets

Atlas Copco AB	Sweden	3.40%

Royal Dutch Shell PLC	United Kingdom	2.91%

UBS AG	Switzerland	2.61%

Essilor International S.A.	France	2.59%

Celesio AG	Germany	2.47%

Kone Oyj	Finland	2.38%

Canon, Inc.	Japan	2.06%

GlaxoSmithKline PLC	United Kingdom	1.98%

Groupe Bruxelles Lambert S.A.	Belgium	1.91%

L’Oreal S.A.	France	1.89%

Total		24.20%

1	Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities.

2

The Morgan Stanley Capital International (MSCI) Growth Index for Europe, Australasia, and Far East (EAFE) is generally considered to be representative of international stock market activity. Index results assume the reinvestment of dividends paid on the stocks constituting the index. Unlike the Fund, the index does not incur fees or expenses.

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Performance Update Average Annual Total Returns as of 06/30/07

	Inception Date	Year-to-Date	1 Year	3 Years	5 Years	10 Years	Since Inception

Class A Shares	02/16/93
without sales charge		10.11%	23.76%	21.14%	14.19%	5.90%	8.66%
with sales charge		4.87%	17.91%	19.19%	13.09%	5.39%	8.29%

Class B Shares	05/01/96
without sales charge		9.69%	22.53%	19.75%	12.88%	4.72%	5.75%
with sales charge		6.69%	19.53%	19.28%	12.76%	4.72%	5.75%

Class C Shares	08/07/00
without sales charge		9.73%	22.76%	20.01%	13.05%	—	2.66%
with sales charge		8.73%	21.76%	20.01%	13.05%	—	2.66%

Class K Shares	05/15/01
without sales charge		9.92%	23.37%	20.83%	13.96%	—	7.57%

MSCI EAFE Index[2]		12.24%	25.71%	21.07%	15.75%	5.47%	7.69%
						Since Class A share inception

Results of a Hypothetical $10,000 Investment If invested on 06/30/97

The chart above shows the performance of a hypothetical $10,000 investment made 10 years ago in Class A and Class B shares of RS International Growth Fund and in the MSCI EAFE Growth Index. The starting point of $9,525 for Class A shares reflects the current maximum sales charge of 4.75% that an investor may have to pay when purchasing Class A shares of the Fund. Class B shares and the Index begins at $10,000. Hypothetical $10,000 investments made upon the commencement of offering Class C shares (08/07/00) and Class K shares (05/15/01) would have the following values as of June 30, 2007: $11,982 (Class C) and $15,638 (Class K). While Class B shares and Class C shares have a higher starting value than Class A shares because they do not impose a sales charge on purchase, they have higher annual expenses and therefore day to day performance is lower than that of Class A shares.

Performance quoted represents past performance and does not guarantee future results. The Fund is the successor to The Guardian International Growth Fund; performance shown includes performance of the predecessor fund for periods prior to October 9, 2006. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. Please keep in mind that any high double-digit returns are highly unusual and cannot be sustained. The Fund’s total gross annual operating expense ratio as of the most current prospectus is as follows: Class A 1.64%, Class B 2.88%, Class C 2.56% and Class K 1.88%. Class A performance quoted “with maximum sales charge” reflects the current maximum sales charge of 4.75%. Please read the prospectus carefully for more information on sales charges as they do not apply in all cases and if applied are reduced for larger purchases. Certain share classes are subject to lower maximum sales charges whether paid at the time of purchase or deferred. The Class B and Class C share performance quoted “with sales charge” takes into account the applicable contingent deferred sales charge (up to 3% for Class B shares, up to 1% for class C shares). There is no sales charge for Class K shares. Any sales charges are in addition to the Fund’s fees and expenses as detailed in the Fund’s most current prospectus. Fees and expenses are factored into the net asset value of your shares and any performance numbers we release. Total return figures reflect an expense limitation in effect during the periods shown; without such limitation, the performance shown would have been lower. Performance results assume the reinvestment of dividends and capital gains. The return figures shown do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares. Current and month-end performance information, which may be lower or higher than that cited, is available by contacting RS Investments at 1-800-766-FUND and is frequently updated on our Web site: www.RSinvestments.com.

www.RSinvestments.com	11

RS Emerging Markets Fund

Portfolio Manager

Edward H. Hocknell

Investment Style

Large-Cap	Mid-Cap	Small-Cap

Value	Blend	Growth

Fund Philosophy
RS Emerging Markets Fund seeks long-term capital appreciation. It is anticipated that long-term capital appreciation will be accompanied by dividend income, which may vary depending on factors such as the location of the investments.

Investment Process
The Fund normally invests at least 80% of the Fund’s net assets (plus the amount, if any, of the Fund’s borrowing for investment purposes) in securities of emerging market companies. The Fund uses a bottom-up, stock-driven approach to country and asset allocation, with the objective of selecting stocks that the subadviser/portfolio manager believes can sustain an above-average growth rate and trade at a reasonable price.

Performance
The RS Emerging Markets Fund (Class A Shares) returned 17.99% compared with 17.75% for the benchmark Morgan Stanley Capital International (MSCI) Emerging Markets Free (EMF) Index2 for the six-month period ended June 30, 2007.

The Fund began the year up 0.91% underperforming the Index by 1.44%, for the three months ended March 31, 2007. A setback in March seems a distant memory as markets have recovered with gusto. The MSCI EMF Index rose 15.05% over the three-month period ended June 30, 2007, easily outpacing developed markets.

China was the alleged culprit of the first-quarter fall, but investors have clearly ignored such accusations and the Chinese market has surged ahead over the past three months, posting a much-needed revival in pan-Asian fortunes. Indeed, the BRIC countries (Brazil, Russia, India and China) as a whole have again made important contributions to emerging market returns, with the notable exception of Russia, which was one of the few countries to fail to register a positive return in the second quarter.

Over the three months ended June 30, 2007, the Fund outperformed the benchmark by 1.88%. The Fund also outperformed the benchmark 0.24% for the six months ended June 30, 2007.

Portfolio Review
During the second quarter, we believe the Fund’s outperformance was helped by stock selection in a number of countries, particularly South Korea, China (via Hong Kong-listed companies), and Taiwan. At the sector level, stock selection also helped, especially in energy, capital goods and materials. South Korean conglomerate Samsung Corporation (3.55% of assets as of 6/30/07) was the top contributor to relative performance, and not owning Samsung Electronics also helped performance. Good stock selection was seen in many other areas of the portfolio as well; Brazilian bank Itausa (2.49%) and Indian petrochemical company Reliance Industries (2.73%) both posted strong returns. Asset allocation also helped performance: we were underweighted in Russia, which stood out as a poor performing country, and overweighted in capital goods, which soared ahead.

Over the six months ended June 30, 2007, the Fund’s outperformance was also due to good stock selection, this time in South Korea, Malaysia, and China (via Hong Kong-listed investments). At the sector level, stock selection in energy, capital goods, and banks helped. The top contributors to relative performance year to date were the same as for the second quarter. One consistent theme has been the poor performance of Russian energy stocks, so it is probably no surprise that the stock that most hurt relative performance was the overweight position in OAO Rosneft (1.92%), the Russian oil company.

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Outlook
We believe that H shares (securities of companies incorporated in mainland China and listed on the Hong Kong Stock Exchange) and “red chips” (securities of companies incorporated outside of mainland China, controlled by mainland Chinese shareholders, and listed on the Hong Kong Stock Exchange) are attracting renewed interest as they are considerably cheaper than A shares (sometimes, in the case of H shares, in the same company); and we expect further measures to increase the amount of money that Chinese investors can invest outside of the mainland to support prices in Hong Kong. We also believe that “red chips” are likely to be allowed to raise money in the A share markets for the first time. Although some H share companies are already issuing A shares (and we expect more of the big players to do so quite soon), it is a more complicated process for red chips; we might see the first listings occurring later this year or possibly into next year. In our view, the main issue is whether companies can deliver the long-term growth rates required to support current ratings.

The general trend of interest rates heading higher at the long end has been seen in Asia as elsewhere in recent weeks. We believe that this is a positive trend for insurance companies in Korea and Taiwan, but not so good for banks. In India, weekly wholesale inflation figures show a deceleration, but credit growth is still pretty rapid and nonperforming loans are rising, so we think the outlook for interest rates remains uncertain. Over the past month, there has been a pick-up in merger-and-acquisitions activity and capital raising, with the general direction being Indian companies buying outside of India and raising lots of capital at home and abroad.

In Latin America, weakness in the domestic Mexican economy has shown up in same-store sales at Walmex (1.23%), and this may represent an opportunity to add to an attractive long-term investment. Brazilian index-linked bonds are now yielding less than 6%, and the currency has been strong but there has been little stock-specific news of note.

In Europe, the Russian energy stocks have been lack-luster performers. Political developments have been generally unhelpful for sentiment, but the economy is continuing to boom and we think that exposure to the range of companies available in the domestic Russian market would be extremely beneficial. There is also plenty of political noise in the Turkish market; but while Turkey has managed to squander its potential on numerous occasions in the past, economic management does appear to have improved, and we are happy with our current holdings.

In the Middle East, the backlog of major development projects in the Gulf Cooperation Council (GCC) countries has been expanding rapidly as has the amount of foreign assets. Kuwait has ended its peg to the U.S. dollar and has adopted an undisclosed basket instead but other GCC countries remain pegged to the dollar. The result is a massive build up in liquidity and upward pressure on currencies and inflation. In South Africa, the main news to note is that interest rates have risen as inflation is above the central bank’s target.

In conclusion, although valuations of emerging market companies are no longer as compelling as they have been, we believe that the earnings growth potential still represents a great opportunity.

Thank you for your continued support.

Sincerely,

Edward H. Hocknell Portfolio Manager

International investing involves special risks, which include changes in currency rates, foreign taxation and differences in auditing standards and securities regulations, political uncertainty and greater volatility. These risks are even greater when investing in emerging markets.

Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary.

Except as otherwise specifically stated, all information and portfolio manager commentary, including portfolio security positions, is as of June 30, 2007.

www.RSinvestments.com	13

RS Emerging Markets Fund (continued)

Assets Under Management: $300,318,903	Data as of June 30, 2007

Geographical Location vs. Index

Top Ten Holdings[1]

Company	Country	Percentage of Total Net Assets

Petroleo Brasileiro, S.A.	Brazil	3.70%

Samsung Corp.	South Korea	3.55%

OAO Gazprom	Russia	3.41%

Hon Hai Precision Industries Co. Ltd.	Taiwan	3.39%

Taiwan Semiconductor Manufacturing	Taiwan	3.01%

Reliance Industries Ltd.	India	2.73%

Itausa-Investimentos Itau S.A.	Brazil	2.49%

CNOOC Ltd.	Hong Kong	2.05%

Infosys Technologies Ltd.	India	1.93%

OAO Rosneft Oil Co.	Russia	1.92%

Total		28.18%

1	Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities.
2

The Morgan Stanley Capital International (MSCI) Emerging Markets Free (EMF) Index is generally considered to be representative of the stock market activity of emerging markets. Index results assume the reinvestment of dividends paid on the stocks constituting the index. Unlike the Fund, the index does not incur fees or expenses.

14	Call 1.800.766.FUND

Performance Update Average Annual Total Returns as of 06/30/07

	Inception Date	Year-to-Date	1 Year	3 Years	5 Years	10 Years	Since Inception

Class A Shares	05/01/97
without sales charge		17.99%	44.98%	41.21%	30.59%	12.35%	13.07%
with sales charge		12.38%	38.12%	38.92%	29.32%	11.80%	12.53%

Class B Shares	05/06/97
without sales charge		17.57%	43.79%	39.92%	29.27%	10.67%	11.34%
with sales charge		14.57%	40.79%	39.58%	29.20%	10.67%	11.34%

Class C Shares	08/07/00
without sales charge		17.56%	43.93%	40.02%	29.37%	—	17.85%
with sales charge		16.56%	42.93%	40.02%	29.37%	—	17.85%

Class K Shares	05/15/01
without sales charge		17.71%	44.45%	40.73%	30.14%	—	25.22%

MSCI EMF Index[2]		17.75%	45.45%	38.67%	30.66%	9.40%	10.10%
						Since Class A share inception

Results of a Hypothetical $10,000 Investment If invested on 06/30/97

The chart above shows the performance of a hypothetical $10,000 investment made in Class A and Class B shares of RS Emerging Markets Fund and the MSCI EMF Index. The starting point of $9,525 for Class A shares reflects the current maximum sales charge of 4.75% that an investor may pay when purchasing Class A shares of the Fund. The Index and Class B shares begin at $10,000. Hypothetical $10,000 investments made upon the commencement of offering of Class C shares (08/07/00) and Class K shares (05/15/01) would have the following values as of June 30, 2007: $31,049 (Class C) and $39,691 (Class K). While Class C shares and Class K shares have a higher starting value than Class A shares because they do not impose a sales charge on purchase, they have higher annual expenses and therefore day to day performance is lower than that of Class A shares.

Performance quoted represents past performance and does not guarantee future results. The Fund is the successor to The Guardian Emerging Markets Fund; performance shown includes performance of the predecessor fund for periods prior to October 9, 2006. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. Please keep in mind that any high double-digit returns are highly unusual and cannot be sustained. The Fund’s total gross annual operating expense ratio as of the most current prospectus is as follows: Class A 1.68%, Class B 2.53%, Class C 2.47% and Class K 1.98%. Class A performance quoted “with maximum sales charge” reflects the current maximum sales charge of 4.75%. Please read the prospectus carefully for more information on sales charges as they do not apply in all cases and if applied are reduced for larger purchases. Certain share classes are subject to lower maximum sales charges whether paid at the time of purchase or deferred. The Class B and Class C share performance quoted “with sales charge” takes into account the applicable contingent deferred sales charge (up to 3% for Class B shares, up to 1% for class C shares). There is no sales charge for Class K shares. Any sales charges are in addition to the Fund’s fees and expenses as detailed in the Fund’s most current prospectus. Fees and expenses are factored into the net asset value of your shares and any performance numbers we release. Total return figures reflect an expense limitation in effect during the periods shown; without such limitation, the performance shown would have been lower. Performance results assume the reinvestment of dividends and capital gains. The return figures shown do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares. Current and month-end performance information, which may be lower or higher than that cited, is available by contacting RS Investments at 1-800-766-FUND and is frequently updated on our Web site: www.RSinvestments.com.

www.RSinvestments.com	15

Understanding Your Fund’s Expenses (unaudited)

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including as applicable, sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees and exchange fees; and (2) ongoing costs, including investment advisory fees, distribution (12b-1) fees, and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated. The table below shows the Funds’ expenses in two ways:

Expenses based on actual return This section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” for your Fund to estimate the expenses you paid on your account during this period. A maintenance fee of $12.00 that is charged once a year may apply for IRAs. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Expenses based on hypothetical 5% return for comparison purposes This section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds with the costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A maintenance fee of $12.00 that is charged once a year may apply for IRAs. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore the second section is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher.

		Beginning Account Value 01/01/07	Ending Account Value 06/30/07	Expenses Paid During Period* 01/01/07-06/30/07	Expense Ratio During Period* 01/01/07-06/30/07

Based on Actual Return

RS International Growth Fund	Class A	$1,000.00	$1,101.10	$ 8.10	1.55%
	Class B	$1,000.00	$1,096.90	$12.21	2.35%
	Class C	$1,000.00	$1,097.30	$11.87	2.28%
	Class K	$1,000.00	$1,099.20	$10.21	1.96%

RS Emerging Markets Fund
	Class A	$1,000.00	$1,179.90	$ 8.65	1.60%
	Class B	$1,000.00	$1,175.70	$12.71	2.36%
	Class C	$1,000.00	$1,175.60	$12.63	2.34%
	Class K	$1,000.00	$1,177.10	$10.96	2.03%

		Beginning Account Value 01/01/07	Ending Account Value 06/30/07	Expenses Paid During Period* 01/01/07-06/30/07	Expense Ratio During Period* 01/01/07-06/30/07

Based on Hypothetical Return (5% return before expenses)

RS International Growth Fund
	Class A	$1,000.00	$1,017.09	$ 7.77	1.55%
	Class B	$1,000.00	$1,013.15	$11.72	2.35%
	Class C	$1,000.00	$1,013.47	$11.40	2.28%
	Class K	$1,000.00	$1,015.07	$ 9.80	1.96%

RS Emerging Markets Fund
	Class A	$1,000.00	$1,016.86	$ 8.00	1.60%
	Class B	$1,000.00	$1,013.12	$11.76	2.36%
	Class C	$1,000.00	$1,013.18	$11.69	2.34%
	Class K	$1,000.00	$1,014.73	$10.14	2.03%

* Expenses are equal to the Fund’s annualized expense ratio as indicated, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

16	Call 1.800.766.FUND

Financial Information
Six-Month Period Ended June 30, 2007

Schedule of Investments – RS International Growth Fund

June 30, 2007 (unaudited)	Shares	Value

Common Stocks — 97.4%
Australia — 5.4%
Beverages — 0.4%
Fosters Group Ltd.	63,800	$345,092
Commercial Banks – 1.2%
Australia & NZ Banking Group Ltd.	24,304	597,337
Westpac Banking Corp.	19,400	422,038
		1,019,375
Commercial Services & Supplies – 0.3%
Brambles Ltd.(1)	25,800	266,416
Construction Engineering – 0.2%
James Hardie Industries N.V.	24,000	177,428
Food & Staples Retailing – 0.7%
Woolworths Ltd.	23,606	540,356
Insurance – 0.3%
AMP Ltd.	29,000	248,812
Metals & Mining – 1.5%
BHP Billiton Ltd.	42,506	1,262,362
Oil, Gas & Consumable Fuels – 0.4%
Woodside Petroleum Ltd.	8,400	325,810
Real Estate Investment Trusts – 0.4%
Westfield Group	17,000	287,676
		4,473,327
Belgium – 1.9%
Diversified Financial Services – 1.9%
Groupe Bruxelles Lambert S.A.	12,603	1,574,239
		1,574,239
Denmark – 2.5%
Chemicals – 1.7%
Novozymes AS, Class B	11,980	1,394,442
Marine – 0.8%
A.P. Moeller-Maersk AS, Class B	57	689,382
		2,083,824
Finland – 2.4%
Construction & Engineering – 2.4%
Kone Oyj, Class B	30,900	1,955,577
		1,955,577
France – 10.3%
Diversified Financial Services – 1.8%
Eurazeo	9,992	1,448,384
Food & Staples Retailing – 1.4%
Carrefour S.A.	16,498	1,164,245
Health Care Equipment & Supplies – 2.6%
Essilor International S.A.	17,790	2,127,761
Multi-Utilities – 1.3%
Electricite de France S.A.	10,300	1,119,145
Personal Products – 1.9%
L’Oreal S.A.	13,091	1,555,641
Pharmaceuticals – 1.3%
Sanofi-Aventis	13,265	1,079,006
		8,494,182
Germany – 5.4%
Diversified Financial Services – 1.1%
Deutsche Boerse AG	8,142	922,907

June 30, 2007 (unaudited)	Shares	Value

Germany (continued)
Health Care Providers & Services – 2.5%
Celesio AG	31,200	$2,032,837
Software – 1.8%
SAP AG	28,652	1,476,318
		4,432,062
Hong Kong – 2.0%
Commercial Banks – 0.2%
BOC Hong Kong Holdings Ltd.	74,500	177,027
Distributors – 0.2%
Li & Fung Ltd.	48,400	174,865
Diversified Financial Services – 0.5%
Hong Kong Exchanges &
Clearing Ltd.	27,000	381,906
Media – 0.2%
Television Broadcasts Ltd.	20,000	140,679
Real Estate Management & Development – 0.9%
Cheung Kong Holdings Ltd.	26,000	340,828
Hang Lung Properties Ltd.	125,000	430,830
		771,658
		1,646,135
India – 0.4%
Information Technology Services – 0.4%
Infosys Technologies Ltd., ADR(2)	6,400	322,432
		322,432
Ireland – 1.6%
Construction Materials – 1.6%
CRH PLC	26,841	1,330,692
		1,330,692
Italy – 1.7%
Commercial Banks – 1.7%
UniCredito Italiano SpA	152,590	1,369,246
		1,369,246
Japan – 19.4%
Automobiles – 1.2%
Nissan Motor Co. Ltd.	94,100	1,009,593
Building Products – 1.2%
Asahi Glass Co.	76,000	1,027,119
Commercial Banks – 1.5%
Mitsubishi UFJ Financial Group, Inc.	109	1,203,980
Construction & Engineering – 0.8%
Chiyoda Corp.	34,000	648,934
Electrical Equipment – 0.8%
Mitsubishi Electric Corp.	69,000	639,984
Electronic Equipment & Instruments – 3.1%
Hirose Electric Co. Ltd.	5,500	724,548
Keyence Corp.	3,700	809,267
Nidec Corp.	6,400	376,333
YASKAWA Electric Corp.	54,000	615,764
		2,525,912
Insurance – 1.1%
Mitsui Sumitomo Insurance Co.	70,000	899,411
Internet Software & Services – 0.3%
Rakuten, Inc.	783	263,915

The accompanying notes are an integral part of these financial statements.

18	Call 1.800.766.FUND

June 30, 2007 (unaudited)	Shares	Value

Japan (continued)
Marine – 0.8%
Mitsui O.S.K. Lines Ltd.	51,000	$693,393
Office Electronics – 2.1%
Canon, Inc.	28,900	1,697,031
Paper & Forest Products – 0.6%
Nippon Paper Group, Inc.	140	466,193
Real Estate Management & Development – 0.5%
Sumitomo Realty & Development
Co. Ltd.	12,000	391,797
Road & Rail – 0.6%
Tokyu Corp.	75,000	501,929
Specialty Retail — 1.1%
Yamada Denki Co. Ltd.	8,980	939,390
Tobacco – 0.8%
Japan Tobacco, Inc.	131	646,887
Trading Companies & Distributors – 2.1%
Hitachi High-Technologies Corp.	16,400	426,233
Mitsui & Co. Ltd.	67,000	1,335,919
		1,762,152
Wireless Telecommunication Services – 0.8%
KDDI Corp.	84	622,879
		15,940,499
Norway – 2.6%
Construction & Engineering – 0.9%
Aker Kvaerner ASA	30,513	776,156
Oil, Gas & Consumable Fuels – 1.7%
Seadrill Ltd.(1)	63,054	1,360,639
		2,136,795
Russia – 0.8%
Oil, Gas & Consumable Fuels – 0.3%
OAO Gazprom, ADR(2)	5,300	222,070
Wireless Telecommunication Services – 0.5%
Mobile TeleSystems, ADR(2)	7,100	430,047
		652,117
Singapore – 0.5%
Industrial Conglomerates – 0.5%
Keppel Corp. Ltd.	48,000	391,965
		391,965
Spain – 1.1%
Diversified Financial Services – 1.1%
Corp. Financiera Alba S.A.	12,300	948,903
		948,903
Sweden – 7.8%
Commercial Banks – 1.3%
Svenska Handelsbanken AB,
Class A	39,376	1,108,299
Health Care Equipment & Supplies – 1.4%
Getinge AB, Class B	51,430	1,114,823
Machinery – 5.1%
Atlas Copco AB, Class B	176,900	2,793,485
Sandvik AB	67,395	1,369,737
		4,163,222
		6,386,344

June 30, 2007 (unaudited)	Shares	Value

Switzerland – 10.1%
Building Products – 1.3%
Geberit AG	6,100	$1,043,717
Commercial Banks – 2.6%
UBS AG	35,620	2,146,240
Computers & Peripherals – 1.0%
Logitech International S.A.(1)	31,201	836,539
Food Products – 1.4%
Nestle S.A.	3,150	1,201,719
Health Care Equipment & Supplies – 0.9%
Straumann Holding AG	2,600	732,215
Machinery – 1.1%
Schindler Holding AG	13,280	886,058
Pharmaceuticals – 0.8%
Basilea Pharmaceutica(1)	2,880	637,773
Textiles, Apparel & Luxury Goods – 1.0%
Compagnie Financiere Richemont AG,
Class A	13,600	818,338
		8,302,599
Taiwan – 0.3%
Semiconductors & Semiconductor Equipment – 0.3%
Taiwan Semiconductor Mfg. Co.
Ltd., ADR(2)	22,438	249,731
		249,731
United Kingdom – 21.2%
Chemicals – 1.1%
Imperial Chemical Industries PLC	73,000	911,798
Commercial Banks – 3.2%
Royal Bank of Scotland	116,292	1,478,220
Standard Chartered PLC	34,000	1,112,889
		2,591,109
Commercial Services & Supplies – 1.7%
Capita Group PLC	44,000	641,468
Hays PLC	212,000	729,041
		1,370,509
Containers & Packaging – 1.0%
Rexam PLC	84,000	841,294
Food Products – 1.1%
Cadbury Schweppes PLC	69,000	942,201
Health Care Equipment & Supplies – 0.5%
Smith & Nephew PLC	34,000	422,625
Hotels, Restaurants & Leisure – 0.9%
Carnival PLC	14,800	708,819
Media – 0.9%
Reed Elsevier PLC	60,000	778,942
Oil, Gas & Consumable Fuels – 6.1%
BG Group PLC	68,000	1,121,765
Cairn Energy PLC(1)	17,056	604,173
John Wood Group PLC	126,097	857,134
Royal Dutch Shell PLC, Class A	58,700	2,397,588
		4,980,660
Pharmaceuticals – 2.0%
GlaxoSmithKline PLC	62,002	1,624,807

The accompanying notes are an integral part of these financial statements.

www.RSinvestments.com	19

Schedule of Investments – RS International Growth Fund (continued)

June 30, 2007 (unaudited)	Shares	Value

United Kingdom (continued)
Tobacco – 0.8%
Imperial Tobacco Group PLC	14,000	$648,576
Trading Companies & Distributors – 1.0%
Wolseley PLC	35,000	844,808
Wireless Telecommunication Services – 0.9%
Vodafone Group PLC	224,000	754,789
		17,420,937

Total Common Stocks
(Cost $52,838,392)		80,111,606

	Shares	Value

Preferred Stocks – 2.0%
Brazil – 2.0%
Commercial Banks – 0.7%
Banco Itau Holdings Financeira S.A.,
ADR(2)	13,100	582,164
Oil, Gas & Consumable Fuels – 1.3%
Petroleo Brasileiro S.A., ADR(2)	9,800	1,045,464
Total Preferred Stocks
(Cost $558,131)		1,627,628

	Shares	Value

Rights – 0.0%
Australia – 0.0%
Westfield Group exp. 7/6/2007	1,478	576
Total Rights
(Cost $0)		576

June 30, 2007 (unaudited)	Shares	Value

Other Investments - For Trustee Deferred Compensation
Plan – 0.0%
RS Core Equity Fund, Class Y(3)	2	$66
RS Emerging Growth Fund, Class Y(3)	6	249
RS Emerging Markets Fund, Class A(3)	2	45
RS Global Natural Resources Fund,
Class Y(3)	19	701
RS Growth Fund, Class Y(3)	15	241
RS Investors Fund, Class Y(3)	37	480
RS MidCap Opportunities Fund,
Class Y(3)	12	201
RS Partners Fund, Class Y(3)	5	177
RS Smaller Company Growth Fund,
Class Y(3)	6	144
RS Value Fund, Class Y(3)	4	137
Total Other Investments
(Cost $2,286)		2,441

Total Investments — 99.4%
(Cost $53,398,809)		81,742,251

Other Assets, Net – 0.6%		513,542

Total Net Assets – 100.0%		$82,255,793

(1)	Non income-producing security.
(2)	ADR — American Depositary Receipt.
(3)	Investments in designated RS Mutual Funds under a deferred compensation plan adopted for disinterested Trustees. See 3b in Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

20	Call 1.800.766.FUND

Schedule of Investments – RS Emerging Markets Fund

June 30, 2007 (unaudited)	Shares	Value

Common Stocks – 89.3%
Bolivia – 0.8%
Metals & Mining – 0.8%
Apex Silver Mines Ltd.(1)	118,226	$2,385,801
		2,385,801
Brazil – 3.8%
Airlines – 0.7%
Gol - Linhas Aereas Inteligentes S.A., ADR(2)	67,400	2,223,526
Commercial Banks – 0.6%
Unibanco - Uniao de Bancos
Brasileiros S.A., GDR(3)	14,800	1,670,476
Food Products – 0.5%
JBS S.A.(1)	361,200	1,516,703
Metals & Mining – 1.3%
Companhia Vale do Rio Doce, ADR(2)	87,100	3,880,305
Textiles, Apparel & Luxury Goods –0.7%
Lojas Renner S.A.	111,600	2,100,093
		11,391,103
Egypt – 1.5%
Commercial Banks – 0.7%
Commercial International Bank,
GDR(3)	204,000	2,244,000
Construction Materials – 0.8%
Orascom Construction Industries, GDR(3)	17,700	2,345,250
		4,589,250
Hong Kong – 10.4%
Diversified Telecommunication Services – 1.4%
Hutchison Telecommunications
International Ltd.	3,224,000	4,156,170
Electronic Equipment & Instruments – 0.9%
Kingboard Chemical Holdings Ltd.	598,000	2,753,223
Food Products – 0.5%
FU JI Food & Catering Services	424,000	1,453,243
Leisure Equipment & Products – 0.6%
Li Ning Co. Ltd.	766,000	1,857,397
Oil, Gas & Consumable Fuels – 2.0%
CNOOC Ltd.	5,424,000	6,145,979
Real Estate Management & Development – 0.7%
China Overseas Land & Investment Ltd.	1,428,000	2,209,791
Specialty Retail – 0.7%
GOME Electrical Appliance Holdings Ltd.	1,399,000	2,147,023
Transportation Infrastructure – 0.6%
COSCO Pacific Ltd.	662,000	1,731,366
Wireless Telecommunication Services – 3.0%
China Mobile (Hong Kong) Ltd.	406,000	4,366,764
China Unicom Ltd.	2,642,000	4,547,949
		31,368,905

June 30, 2007 (unaudited)	Shares	Value

India – 4.7%
Information Technology Services – 1.9%
Infosys Technologies Ltd., ADR(2)	115,300	$5,808,814
Oil, Gas & Consumable Fuels – 2.8%
Reliance Industries Ltd, GDR(3),(4)	97,200	8,213,400
		14,022,214
Indonesia – 3.9%
Commercial Banks – 2.0%
PT Bank Mandiri	8,869,500	3,067,757
PT Bank Rakyat Indonesia	4,852,000	3,087,881
		6,155,638
Diversified Telecommunication Services – 1.9%
PT Indosat Tbk	4,111,000	2,957,554
PT Telekomunikasi Indonesia	2,449,000	2,669,911
		11,783,103
Ireland – 3.1%
Metals & Mining – 2.9%
Anglo American PLC	99,200	5,747,775
Kenmare Resources PLC(1)	2,276,670	2,983,088
		8,730,863
Oil, Gas & Consumable Fuels – 0.2%
Dragon Oil PLC(1)	179,656	718,829
		9,449,692
Malaysia – 3.2%
Commercial Banks – 1.1%
Bumiputra-Commerce Holdings Berhad	955,000	3,236,350
Food Products – 1.1%
IOI Corp. Berhad	2,166,300	3,262,784
Industrial Conglomerates – 1.0%
Sime Darby Berhad	1,098,000	3,053,092
		9,552,226
Mexico – 7.0%
Commercial Banks – 1.4%
Grupo Financiero Banorte
S.A.B. de C.V.	934,800	4,281,382
Food & Staples Retailing – 1.2%
Wal-Mart de Mexico SAB de C.V.	977,022	3,707,863
Household Durables – 0.7%
Consorcio ARA, S.A. de C.V.	1,233,400	1,986,501
Metals & Mining – 0.8%
Ternium SA	78,500	2,377,765
Wireless Telecommunication Services – 2.9%
America Movil SAB de C.V.	1,114,750	3,442,223
America Movil SAB de C.V., ADR(2)	85,000	5,264,050
		21,059,784
People’s Republic of China – 5.1%
Energy Equipment & Services – 2.1%
China Shenhua Energy Co. Ltd.	946,500	3,274,353
PetroChina Co. Ltd.	2,000,000	2,936,362
		6,210,715

The accompanying notes are an integral part of these financial statements.

www.RSinvestments.com	21

Schedule of Investments – RS Emerging Markets Fund (continued)

June 30, 2007 (unaudited)	Shares	Value

People’s Republic of China (continued)
Machinery – 0.4%
Shanghai Prime Machinery Co. Ltd.	3,194,000	$1,323,481
Metals & Mining – 1.4%
Angang Steel Co. Ltd.	2,052,000	4,225,138
Transportation Infrastructure – 1.2%
Beijing Capital International
Airport Co. Ltd.	1,484,000	2,087,682
Jiangsu Expressway Co. Ltd.	1,464,000	1,484,745
		15,331,761
Russia – 8.4%
Commercial Banks – 0.1%
Sberbank, GDR(3)	700	343,911
Metals & Mining – 1.7%
Evraz Group SA, GDR(3)	53,200	2,186,520
MMC Norilsk Nickel	12,300	2,730,600
		4,917,120
Oil, Gas & Consumable Fuels – 5.3%
OAO Gazprom, ADR(2)	244,150	10,229,885
OAO Rosneft Oil Co., GDR(3),(4)	730,000	5,774,300
		16,004,185
Pharmaceuticals – 0.4%
Pharmstandard, GDR(1),(3),(4)	78,000	1,304,940
Wireless Telecommunication Services – 0.9%
VimpelCom, ADR(2)	26,100	2,749,896
		25,320,052
South Africa – 3.5%
Commercial Banks – 1.4%
ABSA Group Ltd.	136,000	2,530,456
FirstRand Ltd.	535,000	1,710,789
		4,241,245
Food & Staples Retailing – 0.6%
Massmart Holdings Ltd.	149,311	1,823,210
Media – 1.0%
Naspers Ltd.	115,300	2,969,169
Metals & Mining – 0.5%
Impala Platinum Holdings Ltd.	48,000	1,466,997
		10,500,621
South Korea – 19.9%
Beverages – 0.6%
Hite Brewery Co. Ltd.	14,500	1,883,423
Commercial Banks – 2.0%
Daegu Bank	177,600	3,114,272
Industrial Bank of Korea	141,230	2,881,621
		5,995,893
Construction & Engineering – 1.4%
Hyundai Development Co.	57,270	4,078,980
Diversified Financial Services – 1.2%
Hana Financial Group, Inc.	74,900	3,652,373
Food & Staples Retailing – 2.6%
Orion Corp.	9,800	2,927,748
Shinsegae Co. Ltd.	7,500	4,887,157
		7,814,905

June 30, 2007 (unaudited)	Shares	Value

South Korea (continued)
Household Durables – 0.6%
Woongjin Coway Co. Ltd.	56,400	$1,910,830
Insurance – 2.7%
Hyundai Marine & Fire
Insurance Co. Ltd.	166,900	3,016,973
Samsung Fire & Marine
Insurance Co. Ltd.	26,000	5,009,471
		8,026,444
Marine – 2.2%
Daewoo Shipbuilding & Marine
Engineering Co. Ltd.	62,000	3,509,877
Samsung Heavy Inds. Co. Ltd.	62,600	3,062,748
		6,572,625
Metals & Mining – 1.0%
POSCO	6,100	2,928,343
Pharmaceuticals – 1.1%
Yuhan Corp.	17,990	3,368,804
Textiles, Apparel & Luxury Goods – 0.9%
Cheil Industries, Inc.	56,900	2,734,600
Trading Companies & Distributors – 3.6%
Samsung Corp.	217,160	10,648,209
		59,615,429
Taiwan – 10.9%
Chemicals – 0.5%
Taiwan Fertilizer Co. Ltd.	712,000	1,494,797
Commercial Banks – 1.0%
Chang Hwa Commercial Bank(1)	3,853,000	2,438,459
Far East International Bank	1,502,000	685,511
		3,123,970
Diversified Financial Services –1.0%
Shin Kong Financial Holdings
Co. Ltd.	2,489,602	2,897,440
Electronic Equipment & Instruments – 3.4%
Hon Hai Precision Industries
Co. Ltd.	1,177,164	10,172,050
Insurance – 0.4%
China Life Insurance Co. Ltd.(1)	2,414,000	1,285,371
Marine – 0.2%
Yang Ming Marine Transport	612,000	474,837
Multiline Retail – 0.9%
Far Eastern Deptartment
Stores Ltd.	3,423,360	2,640,485
Semiconductors & Semiconductor Equipment – 3.5%
Greatek Electronics, Inc.	864,000	1,627,262
Taiwan Semiconductor
Manufacturing	4,188,423	9,035,453
		10,662,715
		32,751,665
Thailand – 0.6%
Commercial Banks – 0.6%
Bangkok Bank Pub. Co. Ltd.	537,600	1,821,845
		1,821,845

The accompanying notes are an integral part of these financial statements.

22	Call 1.800.766.FUND

June 30, 2007 (unaudited)	Shares	Value

Turkey – 1.6%
Commercial Banks – 1.6%
Turkiye Garanti Bankasi A.S.	835,474	$4,678,654
		4,678,654
United Kingdom – 0.9%
Metals & Mining – 0.9%
Gem Diamonds Ltd.(1)	129,600	2,654,549
		2,654,549

Total Common Stocks (Cost $179,196,269)		268,276,654

	Shares	Value

Preferred Stocks – 8.1%
Brazil – 7.2%
Commercial Banks – 3.5%
Banco Bradesco S.A.	122,900	2,977,888
Itausa - Investimentos Itau
S.A., ADR(2)	19,131	118,317
Itausa-Investimentos Itau S.A.	1,189,776	7,469,252
		10,565,457
Food & Staples Retailing – 0.0%
Comp. Lorenz S.A.(5)	4,700,0000
Oil, Gas & Consumable Fuels – 3.7%
Petroleo Brasileiro S.A., ADR(2)	91,700	11,120,459
		21,685,916
Colombia – 0.9%
Commercial Banks – 0.9%
BanColombia S.A.	75,900	2,491,797
		2,491,797

Total Preferred Stocks (Cost $14,039,011)		24,177,713

	Shares	Value

Other Investments - For Trustee
Deferred Compensation Plan – 0.0%
RS Core Equity Fund, Class Y(6)	5	214
RS Emerging Growth Fund, Class Y(6)	20	809
RS Global Natural Resources Fund,
Class Y(6)	62	2,284
RS Growth Fund, Class Y(6)	47	785
RS Investors Fund, Class Y(6)	121	1,554
RS MidCap Opportunities Fund, Class Y(6)	40	653
RS Partners Fund, Class Y(6)	15	584
RS Smaller Company Growth Fund,
Class Y(6)	20	469
RS Value Fund, Class Y(6)	15	444
Total Other Investments (Cost $7,305)		7,796

June 30, 2007 (unaudited)	Principal Amount	Value

Repurchase Agreement – 2.4%
State Street Bank and Trust Co.
Repurchase Agreement, 2.50%
dated 6/29/2007, maturity value of
$7,114,482 due 7/2/07,
collateralized by $5,915,000 in
U.S. Treasury Bond, 7.25%,
due 8/15/22, with a value of
$7,260,663	$7,113,000	$7,113,000
Total Repurchase Agreement (Cost $7,113,000)		7,113,000

Total Investments – 99.8% (Cost $200,355,585)		299,575,163

Other Assets, Net – 0.2%		743,740

Total Net Assets – 100.0%		$300,318,903

(1)	Non income-producing security.
(2)	ADR – American Depositary Receipt.
(3)	GDR – Global Depositary Receipt.
(4)

Securities that may be resold in transactions exempt from registration under Rule 144A of the Securities Act of 1933, normally to certain qualified buyers. The aggregate market value as a percentage of net assets of the securities as of June 30, 2007 was 5.1%. These securities have been deemed liquid by the investment adviser pursuant to the Fund’s liquidity procedures approved by the Board of Trustees.

(5)	Indicates a security deemed illiquid by the investment adviser.
(6)	Investments in designated RS Mutual Funds under a deferred compensation plan adopted for disinterested Trustees. See 3b in Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

www.RSinvestments.com	23

Financial Information

Statement of Assets and Liabilities As of June 30, 2007 (unaudited)

	RS International Growth Fund	RS Emerging Markets Fund

Assets
Investments, at value	$81,742,251	$299,575,163
Cash and cash equivalents	52,072	247
Foreign currency, at value	32,580	4,399,937
Dividends receivable/Interest receivable	138,292	2,864,758
Receivable for investments sold	1,506,309	726,629
Receivable for fund shares subscribed	19,765	314,141
Prepaid expenses	11,443	24,713
Total Assets	83,502,712	307,905,588

Liabilities
Payable for investments purchased	1,095,525	6,609,186
Payable for fund shares redeemed	33,396	487,436
Payable to adviser	54,217	242,729
Payable to distributor	31,607	106,681
Accrued foreign capital gains tax	—	108,230
Deferred trustees’ compensation	2,441	7,796
Accrued expenses/other liabilities	29,733	24,627
Total Liabilities	1,246,919	7,586,685

Total Net Assets	$82,255,793	$300,318,903

Net Assets Consist of:
Paid-in capital	75,350,014	164,595,481
Accumulated undistributed net investment income	208,828	2,832,593
Accumulated net realized gain from investments, foreign currency transactions and foreign capital gains tax	(21,646,204)	33,782,985
Net unrealized appreciation on investments, foreign currency transactions and foreign capital gains tax	28,343,155	99,107,844
Total Net Assets	$82,255,793	$300,318,903

Investments, at Cost	$53,398,809	$200,355,585

Foreign Currency, at Cost	$32,585	$4,397,671
Pricing of Shares
Net Assets:
Class A	$50,136,061	$206,547,296
Class B	5,470,843	19,675,757
Class C	9,867,956	35,152,011
Class K	16,780,933	38,943,839
Shares of Beneficial Interest Outstanding with no Par Value:
Class A	2,448,986	7,952,621
Class B	300,222	869,671
Class C	536,538	1,544,481
Class K	836,416	1,545,747
Net Asset Value Per Share:
Class A	$20.47	$25.97
Class B	18.22	22.62
Class C	18.39	22.76
Class K	20.06	25.19
Sales Charge Class A (Load)	4.75%	4.75%
Maximum Offering Price Per Class A Share:	$21.49	$27.27

The accompanying notes are an integral part of these financial statements.

24	Call 1.800.766.FUND

Statement of Operations For the Six Month Period Ended June 30, 2007 (unaudited)

	RS International Growth Fund	RS Emerging Markets Fund

Investment Income

Interest	$3,060	$41,912
Dividends	1,358,307	5,430,771

Withholding taxes on foreign dividends	(126,385)	(355,238)
Total Investment Income	1,234,982	5,117,445

Expenses

Investment advisory fees	316,463	1,320,015

Distribution fees	185,881	578,198

Custodian fees	96,617	249,877

Transfer agent fees	49,496	128,327

Registration fees	34,218	35,955

Professional fees	9,674	21,835

Shareholder reports	4,303	14,233

Trustees’ fees and expenses	2,035	6,437

Insurance expense	1,736	4,926

Administrative service fees	1,229	4,043

Other expense	2,807	2,530

Total Expenses Before Waivers and Custody Credits	704,459	2,366,376
Less: Fee waiver by adviser	(1,858)	—
Less: Custody Credits	—	(1,395)

Expenses Net of Waivers and Custody Credits	702,601	2,364,981

Net Investment Income	532,381	2,752,464

Realized Gain/(Loss) and Change in Unrealized
Appreciation/Depreciation on Investments, Foreign Currency
Transactions and Foreign Capital Gains Tax

Net realized gain/(loss) from investments and foreign currency transactions	6,218,714	28,546,238

Realized foreign capital gains tax	—	(140,533)

Net change in unrealized appreciation/depreciation on investments and on translation of assets and liabilities in foreign currency	837,740	13,757,385

Net change in accrued foreign capital gains tax	—	60,437

Net Gain on Investments, Foreign Currency Transactions and Foreign Capital Gains Tax	7,056,454	42,223,527

Net Increase in Net Assets Resulting from Operations	$7,588,835	$44,975,991

The accompanying notes are an integral part of these financial statements.

www.RSinvestments.com	25

Financial Information (continued)

Statement of Changes in Net Assets Six-month-ended numbers are unaudited

	RS International Growth Fund		RS Emerging Markets Fund

	For the Six Months Ended 06/30/07	For the Year Ended 12/31/06	For the Six Months Ended 06/30/07	For the Year Ended 12/31/06
Operations
Net investment income	$532,381	$83,868	$2,752,464	$142,663
Net realized gain from investments and foreign currency transactions	6,218,714	6,970,603	28,405,705	39,824,627
Net change in unrealized appreciation/(depreciation) on investments and on translation of assets and liabilities in foreign currencies	837,740	7,115,486	13,817,822	23,057,593
Net Increase in Net Assets Resulting from Operations	7,588,835	14,169,957	44,975,991	63,024,883
Distributions to Shareholders
Net investment income
Class A	—	(262,430)	—	(179,030)
Class K	—	(65,526)	—	(27,202)
Realized gain on investments
Class A	—	—	—	(26,317,126)
Class B	—	—	—	(2,956,020)
Class C	—	—	—	(4,607,927)
Class K	—	—	—	(5,019,134)
Total Distributions	—	(327,956)	—	(39,106,439)
Capital Share Transactions
Proceeds from sales of shares	5,429,185	15,137,594	36,531,429	65,456,039
Reinvestment of distributions	—	321,991	—	37,845,725
Cost of shares redeemed	(8,293,227)	(15,548,049)	(33,276,566)	(50,278,195)
Redemption fees	386	8,741	6,901	32,990
Net Increase/(Decrease) in Net Assets Resulting from Capital Share Transactions	(2,863,656)	(79,723)	3,261,764	53,056,559
Net Increase in Net Assets	4,725,179	13,762,278	48,237,755	76,975,003
Net Assets
Beginning of Period	77,530,614	63,768,336	252,081,148	175,106,145
End of Period	$82,255,793	$77,530,614	$300,318,903	$252,081,148
Distributions in Excess of Net Investment Income Included in Net Assets	$—	$(323,553)	$—	$—
Accumulated Undistributed Net Investment Income Included in Net Assets	$208,828	$—	$2,832,593	$80,129
Other Information:
Shares
Sold	280,009	909,986	1,613,710	3,004,207
Reinvested	—	21,425	—	1,849,230
Redeemed	(432,876)	(934,402)	(1,482,176)	(2,353,220)
Net Increase/(Decrease)	(152,867)	(2,991)	131,534	2,500,217

The accompanying notes are an integral part of these financial statements.

26	Call 1.800.766.FUND

This page is intentionally left blank.

www.RSinvestments.com	27

Financial Information (continued)

The financial highlights table is intended to help you understand each Fund’s financial performance for the past six reporting periods. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in each Fund (assuming reinvestment of all dividends and distributions).

Financial Highlights Six-month-ended numbers are unaudited

	Net Asset Value, Beginning of Period	Net Investment Income/(Loss)	Net Realized and Unrealized Gain/(Loss)	Total Operations	Distributions From Net Investment Income	Distributions From Net Realized Capital Gains	Total Distributions

RS International Growth Fund
(Class A)
Six months Ended 06/30/07[1]	$18.59	$0.17	$1.71	$1.88	$—	$—	$—
Year Ended 12/31/2006	15.28	0.06	3.35	3.41	(0.10)	—	(0.10)
Year Ended 12/31/2005	13.26	0.07	2.00	2.07	(0.05)	—	(0.05)
Year Ended 12/31/2004	11.43	0.03	1.83	1.86	(0.03)	—	(0.03)
Year Ended 12/31/2003	8.90	0.18	2.33	2.51	(0.01)	—	(0.01)
Year Ended 12/31/2002	11.09	0.06	(2.25)	(2.19)	—	—	—

RS International Growth Fund
(Class B)
Six months Ended 06/30/07[1]	$16.61	$(0.14)	$1.75	$1.61	$—	$—	$—
Year Ended 12/31/2006	13.74	(0.50)	3.37	2.87	—	—	—
Year Ended 12/31/2005	12.02	(0.46)	2.18	1.72	—	—	—
Year Ended 12/31/2004	10.45	(0.29)	1.86	1.57	—	—	—
Year Ended 12/31/2003	8.22	(0.16)	2.36	2.20	—	—	—
Year Ended 12/31/2002	10.38	(0.19)	(1.97)	(2.16)	—	—	—

RS International Growth Fund
(Class C)
Six months Ended 06/30/07[1]	$16.76	$0.06	$1.57	$1.63	$—	$—	$—
Year Ended 12/31/2006	13.82	(0.09)	3.03	2.94	—	—	—
Year Ended 12/31/2005	12.06	(0.06)	1.82	1.76	—	—	—
Year Ended 12/31/2004	10.47	(0.08)	1.67	1.59	—	—	—
Year Ended 12/31/2003	8.24	(0.08)	2.28	2.20	—	—	—
Year Ended 12/31/2002	10.40	(0.09)	(2.07)	(2.16)	—	—	—

RS International Growth Fund
(Class K)
Six months Ended 06/30/07[1]	$18.25	$0.11	$1.70	$1.81	$—	$—	$—
Year Ended 12/31/2006	15.03	0.02	3.29	3.31	(0.09)	—	(0.09)
Year Ended 12/31/2005	13.06	0.03	1.98	2.01	(0.04)	—	(0.04)
Year Ended 12/31/2004	11.24	0.00 [2]	1.82	1.82	—	—	—
Year Ended 12/31/2003	8.76	0.00 [2]	2.45	2.45	—	—	—
Year Ended 12/31/2002	10.94	0.00 [2]	(2.18)	(2.18)	—	—	—

See notes to Financial Highlights on page 31.
The accompanying notes are an integral part of these financial statements.

28	Call 1.800.766.FUND

Financial Information (continued)

Financial Highlights Six-month-ended numbers are unaudited

	Redemption Fees		Net Asset Value, End of Period	Total Return	Net Assets, End of Period (000s)	Net Ratio of Expenses to Average Net Assets	Expenses Waived	Gross Ratio of Expenses to Average Net Assets	Net Ratio of Net Investment Income/ (Loss) to Average Net Assets	Gross Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate

RS International Growth Fund
(Class A)

Six months Ended 06/30/07[1]	$0.00	[2]	$20.47	10.11%	$50,136	1.55%	—%	1.55%	1.56%	1.56%	14%
Year Ended 12/31/2006	0.00	[2]	18.59	22.44%	48,304	1.73%	—%	1.73%	0.37%	0.37%	25%
Year Ended 12/31/2005	0.00	[2]	15.28	15.63%	39,786	1.86%	—%	1.86%	0.48%	0.48%	28%
Year Ended 12/31/2004	0.00	[2]	13.26	16.34%	35,106	1.94%	—%	1.94%	0.13%	0.13%	24%

Year Ended 12/31/2003	0.03		11.43	28.57%	32,126	1.93%	—%	1.93%	0.50%	0.50%	44%

Year Ended 12/31/2002	—		8.90	(19.75)%	47,948	1.62%	—%	1.62%	0.29%	0.29%	45%

RS International Growth Fund
(Class B)

Six months Ended 06/30/07[1]	$0.00	[2]	$18.22	9.69%	$5,471	2.35%	—%	2.35%	0.77%	0.77%	14%
Year Ended 12/31/2006	0.00	[2]	16.61	20.89%	5,478	2.97%	—%	2.97%	(0.86)%	(0.86)%	25%
Year Ended 12/31/2005	0.00	[2]	13.74	14.31%	5,518	3.05%	—%	3.05%	(0.64)%	(0.64)%	28%
Year Ended 12/31/2004	0.00	[2]	12.02	15.02%	6,307	3.08%	—%	3.08%	(0.98)%	(0.98)%	24%

Year Ended 12/31/2003	0.03		10.45	27.13%	6,535	3.19%	—%	3.19%	(1.00)%	(1.00)%	44%

Year Ended 12/31/2002	—		8.22	(20.81)%	5,598	2.87%	—%	2.87%	(0.98)%	(0.98)%	45%

RS International Growth Fund
(Class C)

Six months Ended 06/30/07[1]	$0.00	[2]	$18.39	9.73%	$9,868	2.28%	—%	2.28%	0.84%	0.84%	14%
Year Ended 12/31/2006	0.00	[2]	16.76	21.27%	9,189	2.65%	—%	2.65%	(0.56)%	(0.56)%	25%
Year Ended 12/31/2005	0.00	[2]	13.82	14.59%	7,660	2.81%	—%	2.81%	(0.48)%	(0.48)%	28%
Year Ended 12/31/2004	0.00	[2]	12.06	15.19%	6,687	2.95%	—%	2.95%	(0.89)%	(0.89)%	24%
Year Ended 12/31/2003	0.03		10.47	27.06%	5,546	3.10%	—%	3.10%	(0.93)%	(0.93)%	44%
Year Ended 12/31/2002	—		8.24	(20.77)%	4,381	2.85%	—%	2.85%	(0.99)%	(0.99)%	45%

RS International Growth Fund
(Class K)

Six months Ended 06/30/07[1]	$0.00	[2]	$20.06	9.92%	$16,781	1.96%	0.02%	1.98%	1.17%[3]	1.15%	14%
Year Ended 12/31/2006	0.00	[2]	18.25	22.13%	14,560	1.96%[3]	0.01%	1.97%	0.09%	0.08%	25%
Year Ended 12/31/2005	0.00	[2]	15.03	15.42%	10,804	2.06%	—%	2.06%	0.25%	0.25%	28%
Year Ended 12/31/2004	0.00	[2]	13.06	16.19%	8,792	2.04%	—%	2.04%	0.00%[2]	0.00%[2]	24%

Year Ended 12/31/2003	0.03		11.24	28.31%	6,979	2.13%	—%	2.13%	0.04%	0.04%	44%

Year Ended 12/31/2002	—		8.76	(19.93)%	5,407	1.86%	—%	1.86%	0.01%	0.01%	45%

See notes to Financial Highlights on page 31.
The accompanying notes are an integral part of these financial statements.

www.RSinvestments.com	29

Financial Information (continued)

Financial Highlights Six-month-ended numbers are unaudited

	Net Asset Value, Beginning of Period	Net Investment Income/(Loss)	Net Realized and Unrealized Gain/(Loss)	Total Operations	Distributions From Net Investment Income	Distributions From Net Realized Capital Gains	Total Distributions

RS Emerging Markets Fund
(Class A)
Six months Ended 06/30/07[1]	$22.01	$0.26	$3.70	$3.96	$—	$—	$—
Year Ended 12/31/2006	19.28	0.04	6.59	6.63	(0.03)	(3.87)	(3.90)
Year Ended 12/31/2005	14.67	0.10	5.61	5.71	(0.05)	(1.05)	(1.10)
Year Ended 12/31/2004	12.39	0.05	2.85	2.90	(0.03)	(0.59)	(0.62)
Year Ended 12/31/2003	8.07	0.05	4.27	4.32	—	—	—
Year Ended 12/31/2002	8.45	0.01	(0.39)	(0.38)	—	—	—

RS Emerging Markets Fund
(Class B)
Six Months Ended 06/30/07[1]	$19.24	$0.14	$3.24	$3.38	$—	$—	$—
Year Ended 12/31/2006	17.37	(0.06)	5.80	5.74	—	(3.87)	(3.87)
Year Ended 12/31/2005	13.39	(0.04)	5.07	5.03	—	(1.05)	(1.05)
Year Ended 12/31/2004	11.44	(0.05)	2.59	2.54	—	(0.59)	(0.59)
Year Ended 12/31/2003	7.55	(0.04)	3.93	3.89	—	—	—
Year Ended 12/31/2002	7.98	(0.10)	(0.33)	(0.43)	—	—	—

RS Emerging Markets Fund
(Class C)
Six Months Ended 06/30/07[1]	$19.36	$0.17	$3.23	$3.40	$—	$—	$—
Year Ended 12/31/2006	17.44	(0.05)	5.84	5.79	—	(3.87)	(3.87)
Year Ended 12/31/2005	13.43	0.00 [2]	5.06	5.06	—	(1.05)	(1.05)
Year Ended 12/31/2004	11.47	(0.06)	2.61	2.55	—	(0.59)	(0.59)
Year Ended 12/31/2003	7.56	(0.04)	3.95	3.91	—	—	—
Year Ended 12/31/2002	8.00	(0.09)	(0.35)	(0.44)	—	—	—

RS Emerging Markets Fund
(Class K)
Six Months Ended 06/30/07[1]	$21.40	$0.21	$3.58	$3.79	$—	$—	$—
Year Ended 12/31/2006	18.88	(0.02)	6.43	6.41	(0.02)	(3.87)	(3.89)
Year Ended 12/31/2005	14.39	0.07	5.47	5.54	—	(1.05)	(1.05)
Year Ended 12/31/2004	12.19	0.01	2.79	2.80	(0.01)	(0.59)	(0.60)
Year Ended 12/31/2003	7.97	0.03	4.19	4.22	—	—	—
Year Ended 12/31/2002	8.36	(0.03)	(0.36)	(0.39)	—	—	—

See notes to Financial Highlights on page 31.
The accompanying notes are an integral part of these financial statements.

30	Call 1.800.766.FUND

Financial Information (continued)

Financial Highlights Six-month-ended numbers are unaudited

	Redemption Fees		Net Asset Value, End of Period	Total Return	Net Assets, End of Period (000s)	Net Ratio of Expenses to Average Net Assets	Expenses Waived	Gross Ratio of Expenses to Average Net Assets	Net Ratio of Net Investment Income/ (Loss) to Average Net Assets	Gross Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate

RS Emerging Markets Fund
(Class A)
Six months Ended 06/30/07[1]	$0.00	[2]	$25.97	17.99%	$206,547	1.60%	—%	1.60%	2.27%	2.27%	32%
Year Ended 12/31/2006	0.00	[2]	22.01	35.79%	174,478	1.75%	0.03%	1.78%	0.26%	0.23%	56%
Year Ended 12/31/2005	0.00	[2]	19.28	39.83%	121,194	1.78%	—%	1.78%	0.78%	0.78%	38%
Year Ended 12/31/2004	0.00	[2]	14.67	23.53%	61,975	1.88%	—%	1.88%	0.42%	0.42%	71%
Year Ended 12/31/2003	—		12.39	53.53%	43,561	2.10%	—%	2.10%	0.57%	0.57%	74%
Year Ended 12/31/2002	—		8.07	(4.50)%	27,356	2.10%	—%	2.10%	(0.04)%	(0.04)%	81%

RS Emerging Markets Fund
(Class B)
Six Months Ended 06/30/07[1]	$0.00	[2]	$22.62	17.57%	$19,676	2.36%	—%	2.36%	1.49%	1.49%	32%
Year Ended 12/31/2006	0.00	[2]	19.24	34.52%	17,290	2.62%	0.01%	2.63%	(0.61)%	(0.62)%	56%
Year Ended 12/31/2005	0.00	[2]	17.37	38.56%	13,495	2.74%	—%	2.74%	(0.05)%	(0.05)%	38%
Year Ended 12/31/2004	0.00	[2]	13.39	22.28%	12,138	2.90%	—%	2.90%	(0.58)%	(0.58)%	71%
Year Ended 12/31/2003	—		11.44	51.52%	9,389	3.20%	—%	3.20%	(0.54)%	(0.54)%	74%
Year Ended 12/31/2002	—		7.55	(5.39)%	5,965	3.21%	—%	3.21%	(1.16)%	(1.16)%	81%

RS Emerging Markets Fund
(Class C)
Six Months Ended 06/30/07[1]	$0.00	[2]	$22.76	17.56%	$35,152	2.34%	—%	2.34%	1.59%	1.59%	32%
Year Ended 12/31/2006	0.00	[2]	19.36	34.68%	27,960	2.55%	0.02%	2.57%	(0.56)%	(0.58)%	56%
Year Ended 12/31/2005	0.00	[2]	17.44	38.68%	17,895	2.68%	—%	2.68%	(0.06)%	(0.06)%	38%
Year Ended 12/31/2004	0.00	[2]	13.43	22.30%	12,291	2.85%	—%	2.85%	(0.55)%	(0.55)%	71%
Year Ended 12/31/2003	—		11.47	51.72%	9,540	3.17%	—%	3.17%	(0.51)%	(0.51)%	74%
Year Ended 12/31/2002	—		7.56	(5.50)%	6,306	3.12%	—%	3.12%	(1.08)%	(1.08)%	81%

RS Emerging Markets Fund
(Class K)
Six Months Ended 06/30/07[1]	$0.00	[2]	$25.19	17.71%	$38,944	2.03%	—%	2.03%	1.87%	1.87%	32%
Year Ended 12/31/2006	0.00	[2]	21.40	35.39%	32,354	2.06%	0.02%	2.08%	(0.06)%	(0.08)%	56%
Year Ended 12/31/2005	0.00	[2]	18.88	39.44%	22,522	2.12%	—%	2.12%	0.49%	0.49%	38%
Year Ended 12/31/2004	0.00	[2]	14.39	23.16%	15,202	2.19%	—%	2.19%	0.12%	0.12%	71%
Year Ended 12/31/2003	—		12.19	52.95%	11,803	2.38%	—%	2.38%	0.29%	0.29%	74%
Year Ended 12/31/2002	—		7.97	(4.67)%	7,685	2.36%	—%	2.36%	(0.32)%	(0.32)%	81%

Distributions reflect actual per-share amounts distributed for the period.

1	Ratios have been annualized, except for total return and portfolio turnover rate.
2	Less than $0.005 per share.
3

Net Ratio of Expenses to Average Net Assets and Net Ratio of Net Investment Income/(Loss) to Average Net Assets include the effect of fee waivers, expense limitations, and offsets for securities lending fees.

The accompanying notes are an integral part of these financial statements.

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Notes to Financial Statements (unaudited)

RS Investment Trust (the “Trust”), a Massachusetts business trust organized on May 11, 1987, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. These financial statements relate to two series offered by the Trust: RS International Growth Fund and RS Emerging Markets Fund (each a “Fund,” collectively the “Funds”). The Funds are registered as diversified funds.

The Funds offer four classes of shares, Classes A, B, C and K. The classes differ principally in their respective applicable sales charges and expenses. Prior to May 1, 2007, the Funds imposed a 2.00% redemption fee on purchases of shares if redeemed within 60 days of purchase. In general, all classes of shares have identical rights to earnings, assets and voting privileges, except for class-specific expenses and exclusive voting rights with respect to matters affecting only individual classes.

Note 1 Significant Accounting Policies
The following accounting policies of the Funds are in conformity with accounting principles generally accepted in the United States of America. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

a. Investment Valuations Marketable securities are valued at the last reported sale price on the principal exchange or market on which they are traded; or, if there were no sales that day, at the mean between the closing bid and asked prices. Securities traded on the Nasdaq Stock Market, Inc. (“Nasdaq”) are generally valued at the Nasdaq official closing price, which may not be the last sale price. If the Nasdaq official closing price is not available for a security, that security will generally be valued using the last reported sale price, or, if no sales are reported, at the mean between the closing bid and asked prices. Short-term investments that will mature in 60 days or less are valued at amortized cost, which approximates market value. Repurchase agreements are carried at cost, which approximates market value (See Note 5c). Foreign securities are valued in the currencies of the markets where they trade and then converted to U.S. dollars using the prevailing exchange rates at the close of the New York Stock Exchange (NYSE). Forward foreign currency contracts are valued at the current cost of covering or offsetting such contracts. Investments by a Fund in open-end management investment companies that are registered under the 1940 Act are valued based upon the net asset values of such investment companies.

Securities for which market quotations are not readily available or for which market quotations may be considered unreliable are valued at their fair values as determined in accordance with the guidelines and procedures adopted by the Funds’ Board of Trustees.

Securities whose values have been affected by events occurring before the Funds’ valuation time but after the close of the securities’ principal exchange or market may be fair valued using methods approved by the Board of Trustees. In addition, if there has been a movement in the U.S. markets that exceeds a specified threshold or there is a foreign market holiday a day when the NYSE is open, the values of a Fund’s investments in foreign securities generally will be determined by a pricing service using pricing models designed to estimate likely changes in the values of those securities.

In their normal course of business, some of the Funds may invest a significant portion of their assets in companies concentrated within a number of industries. Accordingly, the performance of these Funds may be subject to a greater risk of market fluctuation than that of a fund invested in a wider spectrum of market or industrial sectors.

b. Federal Income Taxes The Funds intend to continue complying with the requirements of the Internal Revenue Code to qualify as regulated investment companies, and to distribute all net investment income and realized net capital gains, if any, to shareholders. Therefore, the Funds do not expect to be subject to income tax, and no provision for such tax has been made.

From time to time, however, a Fund may choose to pay an excise tax where the cost of making the required distribution exceeds the amount of the tax.

c. Securities Transactions Securities transactions are accounted for on the date securities are purchased and sold (trade date). Realized gains or losses on securities transactions are determined on the basis of specific identification.

32	Call 1.800.766.FUND

d. Foreign Currency Translation The accounting records of the Funds are maintained in U.S. dollars. Investment securities and all other assets and liabilities of the Funds denominated in a foreign currency are generally translated into U.S. dollars at the exchange rates quoted at the close of the NYSE on each business day. Purchases and sales of securities, income receipts, and expense payments are translated into U.S. dollars at the exchange rates in effect on the dates of the respective transactions. The Funds do not isolate the portion of the fluctuations on investments resulting from changes in foreign currency exchange rates from the fluctuations in market prices of investments held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

e. Forward Foreign Currency Contracts The Funds may enter into forward foreign currency contracts. A forward foreign currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward exchange rate. Risks may arise from the potential inability of counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. Fluctuations in the value of forward currency contracts are recorded for book purposes as unrealized gains or losses from translation of other assets and liabilities denominated in foreign currencies by the Funds. When forward contracts are closed, the Funds will record realized gains or losses equal to the difference between the values of such forward contracts at the time each was opened and the values at the time each was closed. Such amounts are recorded in net realized gains or losses on foreign currency related transactions. The Funds will not enter into a forward foreign currency contract if such contract would obligate the applicable Funds to deliver an amount of foreign currency in excess of the value of the Funds’ portfolio or other assets denominated in that currency.

f. Investment Income Dividend income is generally recorded on the ex-dividend date, except certain cash dividends from foreign securities, which are recorded as soon as the Funds are informed of the ex-dividend date. Interest income, which includes accretion/discount, is accrued and recorded daily.

In calculating net asset value per share for each class, investment income, realized and unrealized gains and losses and expenses other than class specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

g. Expenses Many expenses of the Trust can be directly attributed to a specific Fund. Expenses that cannot be directly attributed to a specific Fund are apportioned among all the series in the Trust, based on relative net assets.

h. Custody Credits The Funds have entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the Funds’ expenses. During the period, under this arrangement, custodian fees were reduced as per the table below. The Funds could have employed the uninvested assets to produce income in the Funds if the Funds had not entered into such an arrangement.

Fund	Custody Credits

RS International Growth Fund	$—

RS Emerging Markets Fund	1,395

i. Distributions to Shareholders Dividends from net investment income and net realized capital gains, if any, will be declared and paid at least annually. Dividends to shareholders are recorded on the ex-dividend date.

Due to the timing of dividend distributions and the differences in accounting for income and realized gains/(losses) for financial statement and federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains/(losses) were recorded by the Funds.

j. Capital Accounts Due to the timing of dividend distributions and the differences in accounting for income and realized gains/(losses) for financial statement and federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains/(losses) were recorded by the Funds.

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Notes to Financial Statements (unaudited) (continued)

k. Temporary Borrowings The Funds, with other funds managed by the same adviser, share in a $75 million committed revolving credit/overdraft protection facility from PNC Bank for temporary purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Interest is calculated based on the market rates at the time of borrowing; all the funds that are parties to the facility share in a commitment fee that is allocated among the funds on the basis of their respective sizes. Each Fund may borrow up to the lesser of one-third of its total assets (including amounts borrowed) or any lower limit defined in the Fund’s Statement of Additional Information or the Prospectus. For the six months ended June 30, 2007, none of the Funds borrowed from the facility.

Note 2 Capital Shares

a. Transactions The Funds have authorized an unlimited number of shares of beneficial interest with no par value. Transactions in capital shares for the Funds are shown below and on the next page.

Note 3 Transactions with Affiliates

a. Advisory Fees and Expense Limitation Under the terms of the advisory agreement, which is reviewed and approved annually by the Board of Trustees, the Funds pay RS Investment Management Co. LLC (“RS Investments”), an investment advisory fee calculated at an annual rate of the average daily net assets of the Funds as disclosed below:

Investment
Advisory
Fund	Percentage

RS International Growth Fund	0.80%

RS Emerging Markets Fund	1.00%

RS Investments has entered into a Sub-Advisory, Sub-Administration and Accounting Services Agreement with Guardian Baillie Gifford Limited (“GBG”), a Scottish corporation owned by Guardian Insurance & Annuity Company, Inc. (GIAC), a wholly owned subsidiary of Guardian Life and Baillie Gifford Overseas Limited (“BG Overseas”). As compensation for GBG’s services, RS Investments pays fees to GBG at annual rates of 0.76% and 0.95% of the average daily net assets of RS

Transactions in Capital Shares
(see Note 2a)

		RS International Growth Fund

	For the Period Ended 06/30/07		For the Year Ended 12/31/06

Class A	Shares	Amount	Shares	Amount

Shares Sold	213,536	$4,183,704	732,767	$12,279,028
Shares Reinvested	—	—	17,007	256,465
Shares Redeemed	(363,533)	(7,059,024)	(754,129)	(12,731,694)

Net Decrease	(149,997)	$(2,875,320)	(4,355)	$(196,201)
Class B

Shares Sold	7,037	$123,231	33,490	$498,889
Shares Redeemed	(36,639)	(637,392)	(105,311)	(1,595,196)

Net Decrease	(29,602)	$(514,161)	(71,821)	$(1,096,307)
Class C

Shares Sold	5,982	$105,538	13,118	$196,661
Shares Redeemed	(17,821)	(313,954)	(19,070)	(300,900)

Net Decrease	(11,839)	$(208,416)	(5,952)	$(104,239)
Class K

Shares Sold	53,454	$1,016,712	130,611	$2,163,016
Shares Reinvested	—	—	4,418	65,526
Shares Redeemed	(14,883)	(282,857)	(55,892)	(920,259)

Net Increase	38,571	$733,855	79,137	$1,308,283

34	Call 1.800.766.FUND

Transactions in Capital Shares (continued)

	RS Emerging Markets Fund

	For the Period Ended 06/30/07		For the Year Ended 12/31/06

Class A	Shares	Amount	Shares	Amount

Shares Sold	1,380,474	$31,676,413	2,533,536	$55,896,321
Shares Reinvested	—	—	1,204,259	25,387,835
Shares Redeemed	(1,354,226)	(30,578,797)	(2,096,191)	(45,112,970)

Net Increase	26,248	$1,097,616	1,641,604	$36,171,186
Class B

Shares Sold	26,566	$536,796	62,867	$1,254,602
Shares Reinvested	—	—	154,694	2,862,753
Shares Redeemed	(55,331)	(1,128,406)	(96,114)	(1,848,255)

Net Increase/(Decrease)	(28,765)	$(591,610)	121,447	$2,269,100
Class C

Shares Sold	135,154	$2,730,807	234,616	$4,633,365
Shares Reinvested	—	—	244,204	4,548,813
Shares Redeemed	(34,850)	(735,745)	(60,907)	(1,222,787)

Net Increase	100,304	$1,995,062	417,913	$7,959,391
Class K

Shares Sold	71,515	$1,587,413	173,188	$3,671,751
Shares Reinvested	—	—	246,073	5,046,324
Shares Redeemed	(37,768)	(833,618)	(100,008)	(2,094,183)

Net Increase	33,747	$753,795	319,253	$6,623,892

International Growth Fund and RS Emerging Markets Fund, respectively. Payment of the sub-advisory fees does not represent a separate or additional expense to the Funds. GBG has entered into a Sub-Sub-Investment Advisory Agreement with BG Overseas pursuant to which BG Overseas is responsible for the day-to-day investment advisory services of the Funds. A sub-sub-advisory fee of 0.40% of RS International Growth Fund’s average daily net assets and 0.50% of Emerging Markets Fund’s average daily net assets is payable by GBG to BG Overseas for its services. Payment of sub-sub-investment advisory fees does not represent a separate or additional expense to the Funds.

An expense limitation has been imposed pursuant to a written agreement between RS Investments and the Trust in effect through December 31, 2009, to limit certain Funds’ total annual fund operating expenses (excluding interest expense associated with reverse repurchase agreements and securities lending) to the following rates:

Fund	Limitation

RS International Growth, Class A	1.73%

RS International Growth, Class B	2.97%

RS International Growth, Class C	2.65%

RS International Growth, Class K	1.96%

RS Emerging Markets, Class A	1.75%

RS Emerging Markets, Class B	2.62%

RS Emerging Markets, Class C	2.55%

RS Emerging Markets, Class K	2.06%

RS Investments does not intend to recoup any waived advisory fees from a prior year under expense limitations then in effect for a Fund.

Park Avenue Securities LLC (“PAS”), a wholly-owned subsidiary of The Guardian Insurance & Annuity Company, Inc. (“GIAC”) and an affiliate of the Guardian Investor Services LLC (“GIS”), which holds a majority interest in RS Investments, distributes the Funds shares as a retail broker-dealer. For the six months ended June 30, 2007, PAS received $875,363 from GIS as compensation for its services.

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Notes to Financial Statements (unaudited) (continued)

The Funds have entered into an Underwriting Agreement with GIS pursuant to which GIS serves as the principal underwriter for shares of the Funds.

For the six months ended June 30, 2007, aggregate front-end sales charges for the sale of Class A shares paid to GIS were as follows:

Fund	Commissions

RS International Growth Fund	$ 3,831

RS Emerging Markets Fund	$18,547

GIS is entitled to retain any contingent deferred sales load (“CDSL”) imposed on certain Class B, Class C and Class K share redemptions. For the six months ended June 30, 2007, GIS received CDSL charges as follows:

Fund	Amount

RS International Growth Fund	$ 2,258

RS Emerging Markets Fund	$ 6,457

b. Compensation of Trustees and Officers Trustees and officers of the Funds who are interested persons of RS Investments, as defined in the 1940 Act, receive no compensation from the Funds for acting as such. Trustees of the Funds who are not interested persons of RS Investments (“disinterested Trustees”) receive compensation and reimbursement of expenses.

Under a Deferred Compensation Plan (the “Plan”), a disinterested Trustee may elect to defer receipt of all, or a portion, of his/her annual compensation. The amount of a Fund’s deferred compensation obligation to a Trustee is determined by adjusting the amount of the deferred compensation to reflect the investment return of one or more RS Funds designated for the purpose by the Trustee. A Fund may cover its deferred compensation obligation to a Trustee by investing in one or more of such designated Funds. Each Fund’s liability for deferred compensation to a Trustee is adjusted periodically to reflect the investment performance of the Funds designated by the Trustee. Deferred amounts remain in a Fund until distributed in accordance with the Plan. Trustees’ fees in the accompanying financial statements include the current fees, either paid in cash or deferred, and the net increase or decrease in the value of the deferred amounts.

c. Distribution Fees The Funds have entered into an agreement with GIS for distribution services with respect to their shares and have adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, whose continuance is reviewed annually by the Funds’ Board of Trustees. Under the Plan, GIS is compensated for services in such capacity, including its expenses in connection with the promotion and distribution of shares of each Fund.

Fund	Average Annual Rate	Amount Paid for six months ended 06/30/07

RS International Growth Fund
Class A	0.25%	$60,833
Class B	1.00%	27,156
Class C	1.00%	47,380
Class K	0.65%	50,512

		185,881
RS Emerging Markets Fund
Class A	0.25%	227,392
Class B	1.00%	88,805
Class C	1.00%	151,244
Class K	0.65%	110,757

		578,198

Class Y shares do not pay distribution fees.

RS Investments may perform certain services and incur certain expenses in respect of the promotion of the Funds’ shares and the servicing of shareholder accounts and may be compensated by GIS for those services. In addition to payments under the Distribution Plan, the Funds reimburse GIS for payments GIS makes to financial intermediaries that provide certain administrative and account maintenance shareholder services. The amount of the reimbursement is calculated in a manner approved by the Trustees and is reviewed by the Trustees periodically.

36	Call 1.800.766.FUND

Capital Loss Carryovers (see Note 4a)		Expiring
Fund	2010	2011	Total

RS International Growth Fund	$(19,271,326)	$(8,510,520)	$(27,781,846)

Note 4 Federal Income Taxes

a. Distributions to Shareholders The tax character of distributions paid during the year ended December 31, 2006 was as follows:

Fund	Ordinary Income Total	Long-Term Capital Gain Total

RS International Growth Fund	$327,956	$—

RS Emerging Markets Fund	890,763	38,215,676

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Funds, timing differences, and differing characterizations of distributions made by the Funds. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid-in capital. Undistributed net investment income and accumulated undistributed net realized gain/(loss) on investments and foreign currency transactions may include temporary book and tax differences, which will reverse in a subsequent period.

See the chart below for the tax basis of distributable earnings as of December 31, 2006, which is the most recently completed tax year.

Fund	Undistributed Ordinary Income	Long-Term Capital Gain/Loss Carryfoward

RS International Growth Fund	$1,024,707	$(27,781,846)

RS Emerging Markets Fund	753,944	4,881,869

During any particular year, net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Funds if not distributed and, therefore, are normally distributed to shareholders annually.

See the chart above for capital loss carryovers available to the Funds at December 31, 2006, which is the most recently completed tax year.

During the year ended December 31, 2006, RS International Growth Fund utilized $6,775,676 of its capital loss carryovers.

b. Tax Basis of Investments The cost of investments owned for federal income tax purposes at June 30, 2007, for each Fund is listed in the chart below. The net unrealized appreciation on investments, which consists of gross unrealized appreciation and depreciation, is also disclosed in the chart below.

Tax Cost of Investments (see Note 4b)

Fund	Cost of Investments	Net Unrealized Appreciation on Investments	Gross Unrealized Appreciation	Gross Unrealized Depreciation

RS International Growth Fund	$53,502,475	$28,239,776	$29,292,369	$(1,052,593)
RS Emerging Markets Fund	200,643,202	98,931,961	101,936,180	(3,004,219)

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Notes to Financial Statements (unaudited) (continued)

Note 5 Investments

a. Investment Purchases and Sales Purchases and proceeds from sales of securities (excluding short-term investments) during the period ended June 30, 2007, were as follows:

Fund	Cost of Investments Purchased	Proceeds from Investments Sold

RS International Growth Fund	11,228,616	14,197,619

RS Emerging Markets Fund	84,200,270	82,339,573

b. Foreign Securities Foreign securities investments involve special risks and considerations not typically associated with those of U.S. origin. These risks include, but are not limited to, revaluation of currencies; adverse political, social, and economic developments; and less reliable information about issuers. Moreover, securities of many foreign companies and markets may be less liquid and their prices more volatile than those of U.S. companies and markets.

c. Repurchase Agreements The collateral for repurchase agreements is either cash or fully negotiable U.S. government securities. Repurchase agreements are fully collateralized (including the interest earned thereon) and such collateral is marked-to-market daily while the agreements remain in force. If the value of the collateral falls below the repurchase price plus accrued interest, the applicable Fund will typically require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met or the seller defaults, the applicable Fund maintains the right to sell the collateral and may claim any resulting loss against the seller. At June 30, 2007, all repurchase agreements held by the Funds had been entered into on June 29, 2007.

Note 6 Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts with their vendors and others that provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds. However, based on experience, the Funds expect the risk of loss to be remote.

Note 7 Legal Matters

On October 6, 2004, RS Investment Management, L.P. (“RSIM L.P.”), the investment adviser to the RS Family of Funds prior to GIS’s acquisition of a majority of the outstanding interests in RS Investments, entered into settlement agreements with the Securities and Exchange Commission (the “SEC”) and the Office of the New York State Attorney General (the “NYAG”). The settlement agreements relate to certain investors’ frequent trading of shares of RS Emerging Growth Fund during 2000 through 2003. In its settlement with the SEC, RSIM L.P. consented to the entry of an order by the SEC (the “SEC Order”) instituting and settling administrative and cease-and-desist proceedings against it.

Under the terms of the settlement agreements, RS Investments has paid disgorgement of $11.5 million and a civil money penalty of $13.5 million for a total payment of $25 million, all of which will be distributed to certain current and former shareholders of certain Funds in a manner to be determined by an independent consultant. The settlement agreement with the NYAG also requires RS Investments to reduce its management fee for certain Funds in the aggregate amount of approximately $5 million over a period of five years. In addition, RS Investments has made a number of undertakings to the SEC and the NYAG relating to compliance, ethics, and legal oversight and mutual fund governance and disclosure.

G. Randall Hecht, the former co-president of the Trust and the former chairman of the Board of Trustees of the Trust, was also named a respondent in the SEC Order and consented to its entry. As part of the settlement agreement with the SEC, Mr. Hecht agreed, among other things, to pay a civil money penalty, to not serve as a Trustee of the Trust for a period of five years, and to limit his duties with RS Investments (of which he was chairman) for 12 months.

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Steven M. Cohen, the former treasurer of the Trust and the former chief financial officer of RS Investments, was also named a respondent in the SEC Order and consented to its entry. As part of the settlement agreement with the SEC, Mr. Cohen agreed to, among other things, a civil money penalty and suspensions from association with any investment adviser or registered investment company for nine months and from serving as an officer or a director of any investment company or investment adviser for an additional two years. In addition, in accordance with the settlements, Mr. Cohen resigned as an officer and employee of RS Investments.

RSIM L.P. and Messrs. Hecht and Cohen neither admit nor deny the findings set forth in the SEC Order, and RSIM L.P. neither admits nor denies the findings in its settlement agreement with the NYAG. A copy of the SEC Order is available on the SEC’s Web site at www.sec.gov, and a copy of the settlement agreement with the NYAG is available on the NYAG’s Web site at www.oag.state.ny.us.

RSIM L.P. and not any of the RS funds will bear all the costs of complying with the settlements, including payments of disgorgement and civil penalties (except those paid by Messrs. Hecht and Cohen individually), and the associated legal fees relating to these regulatory proceedings.

It is possible that these matters and/or related developments may result in increased Fund redemptions and reduced sales of Fund shares, which could result in increased costs and expenses, or may otherwise adversely affect the Funds.

After the announcement of those settlements, three related civil lawsuits commenced. These lawsuits were consolidated into one proceeding in the U.S. District Court for the District of Maryland on April 19, 2005 (In re Mutual Funds Investment Litigation, Case No. 04-MD-15863-JFM). The district court appointed a lead plaintiff, and a consolidated complaint was filed. The consolidated complaint, brought on behalf of a purported class of investors in RS funds between October 6, 1999, and October 5, 2004, seeks compensatory damages and other related relief. The complaint names RS Investments, RS Investment Management, Inc., RSIM L.P., the Trust, and certain current or former Trustees, subadvisers, employees, and officers of the Trust or RSIM L.P. as defendants. It generally tracks the factual allegations made in the SEC and NYAG settlements, including the allegations that fund prospectuses were false and misleading, and alleges a variety of theories for recovery, including, among others, that defendants violated Sections 34(b), 36(a), 36(b), and 48(a) of the 1940 Act and breached fiduciary duties to investors. The consolidated lawsuit further alleges that defendants violated, or caused to be violated, Sections 11, 12(a)(2), and 15 of the Securities Act of 1933 and Sections 10(b) and 20(a) of the Securities Exchange Act of 1934.

On May 27, 2005, the defendants moved to dismiss the consolidated action. On November 3, 2005, the Court issued a ruling dismissing all claims against the Trust. As for the claims against the other RS defendants, the Court dismissed the claims arising under: sections 34(b) and 36(a) of the Investment Company Act of 1940; sections 11, 12(a)(2), and 15 of the Securities Act of 1933; and state law. The Court allowed plaintiffs to proceed against some of the RS defendants with their claims arising under sections 10(b) and 20(a) of the Securities Exchange Act of 1934 and sections 36(b) and 48(a) of the Investment Company Act of 1940. Although initially the Court deferred any ruling on the claims against the named independent trustees, on July 24, 2006, the Court dismissed all remaining claims against the former and current independent trustees of the Trust. The litigation is currently in the discovery phase.

Additional lawsuits arising out of the same circumstances and presenting similar or different or additional allegations may be filed against the Funds, RS Investments, or their affiliates in the future. RS Investments does not believe that the pending consolidated action will materially affect its ability to continue to provide to the Funds the services it has agreed to provide. It is not possible at this time to predict whether the litigation will have any material adverse effect on any of the Funds.

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Notes to Financial Statements (unaudited) (continued)

Note 8 New Accounting Pronouncements

In July 2006, the Financial Accounting Standards Board (FASB) issued FASB Interpretation No. 48, “Accounting for Uncertainty in Income Taxes — an interpretation of FASB Statement No. 109” (“FIN 48”), which clarifies the accounting for uncertainty in tax positions taken or expected to be taken in a tax return. FIN 48 provides guidance on the measurement, recognition, classification and disclosure of tax positions, along with accounting for any related interest and penalties. FIN 48 is effective within the first required financial statement reporting period (semiannual reporting) for fiscal years beginning after December 15, 2006, and is to be applied to all open tax years as of the date of effectiveness. The Trust has concluded that the adoption of FIN 48 did not result in any material impact to the Funds’ financial statements as applied to open tax years ending December 31, 2004 through December 31, 2006.

In September 2006, FASB issued FASB Statement No. 157, “Fair Value Measurement” (“SFAS 157”), which defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. SFAS 157 is effective for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. The Trust believes the adoption of SFAS 157 will have no material impact on its financial statements.

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Supplemental Information (unaudited)

Approval of Funds’ Investment Advisory Agreements
The Board of Trustees of RS Investment Trust (the “Trust”), including all of the Trustees who are not interested persons of the Trust or of RS Investments (the “disinterested Trustees”), met in person on April 30, May 3, May 12, and May 24, 2006, to consider approval of an Investment Advisory Agreement between the Funds and RS Investments; a Sub- Advisory, Sub-Administration and Accounting Services Agreement between RS Investments and Guardian Investor Services LLC (“GIS”) with respect to RS Asset Allocation Fund, RS S&P 500 Index Fund, RS Investment Quality Bond Fund, RS Low Duration Bond Fund, RS High Yield Bond Fund, RS Tax Exempt Fund, and RS Cash Management Fund; a Sub-Advisory Contract between RS Investments and UBS Global Asset Management (Americas) Inc. (“UBS”) with respect to RS Large Cap Value Fund; a Sub-Advisory, Sub-Administration and Accounting Services Agreement between RS Investments and Guardian Baillie Gifford Limited (“GBG”) with respect to RS International Growth Fund and RS Emerging Markets Fund; and a Sub-Sub-Investment Advisory Agreement between GBG and Baillie Gifford Overseas Limited (“BGO”) with respect to RS International Growth Fund and RS Emerging Markets Growth Fund (collectively, the “Advisory Agreements”). In all of their deliberations, the disinterested Trustees were advised by their independent counsel, with whom they had additional separate discussions on a number of occasions. In addition, the disinterested Trustees were assisted in their review by third-party consultants, whom the disinterested Trustees retained for purposes of assisting them in their consideration of the Advisory Agreements.

Each of the Funds was newly formed in connection with the proposed reorganization of each of the mutual funds in The Park Avenue Portfolio (the “predecessor funds”) into a corresponding Fund advised by RS Investments and, with respect to a number of the Funds, sub-advised, or sub-subadvised, by GIS, UBS, GBG or BGO. In the course of their deliberations, the Trustees met with representatives of RS Investments and of GIS, who discussed with the Trustees the capabilities of both firms, and what they saw as the complementary capabilities of the two firms in the areas of investment management and distribution/promotion of mutual fund shares.

Representatives of the disinterested Trustees also met with representatives of UBS and BGO. The Trustees considered that it was anticipated that portfolio management personnel of the predecessor funds would continue as the portfolio management personnel of the Funds.

The Trustees considered the fees proposed to be charged by RS Investments to the Funds, and, if applicable, by the sub-advisers to RS Investments or by BGO to GBG, under the Advisory Agreements. The Trustees noted that the fees to be charged to the Funds under the Advisory Agreements were in all cases at least as favorable to the Funds as the fees charged to their predecessor funds. RS Investments furnished information to the Trustees compiled by the third-party consultants based on information from the independent Lipper and Morningstar organizations showing a comparison of RS Investments’ fee rate for each Fund compared to peer mutual funds having similar objectives, strategies, and asset sizes as selected by the third-party consultants. The Trustees also reviewed information from that compilation showing total expenses for the Funds in comparison to the peer funds.

RS Investments stated that each of the Funds would be subject to an expense limitation until December 31, 2009, that would be the same as the expense limitation of the relevant predecessor fund or determined based upon the predecessor fund’s expense ratio as of September 30, 2006. In addition, the Trustees recognized that it was possible the Funds over time could experience reduced expenses both because RS Investments and GIS, as a combined firm, may be in a position to purchase services from third parties for their clients at improved rates and because enhanced distribution capabilities resulting from the combination may result in increases in the sizes of the Funds and possible reduced expenses through economies of scale.

The Trustees noted that, because the Funds would be new Funds and because of the upcoming consolidation of the RS and GIS fund families, it would be appropriate to consider in greater detail in the future whether and to what extent economies of scale might be realized as the Funds grow and whether a reduction in the advisory fees paid by the Funds by means of breakpoints might be appropriate.

The Trustees reviewed performance information for each

www.RSinvestments.com	41

Supplemental Information (unaudited) (continued)

of the predecessor funds for various periods. That review included an examination of comparisons of the performance of the predecessor funds to relevant securities indexes and various peer groups of mutual funds using data from the independent Lipper and Morningstar organizations with respect to various periods, and relative rankings of the predecessor funds compared to peer funds during various periods. The Trustees considered the performance of each predecessor fund over the life of the fund and in recent periods, while also considering its applicable investment objective and strategy and its overall expense ratio. The Trustees noted that the performance information presented to the Trustees showed that most of the predecessor funds were above the median performance among their peers for the three and five-year periods, which the Trustees believed to be most relevant, but that certain funds had less favorable relative performance for other periods. The Trustees also noted that several funds had acceptable, if relatively high, total expense levels. In light of the fact that the Funds were being formed in connection with the broader transaction involving GIS’s proposed acquisition of a majority interest in RS Investments, the Trustees determined to approve the Advisory Agreements for a one-year period (rather than the two-year period allowed under the Investment Company Act of 1940, as amended) in order to give themselves the opportunity to formally reconsider the Funds’ performance and expenses after having observed the Funds and the GIS organization during the Funds’ initial year of operation.

The Trustees considered the nature, extent, and quality of the services to be provided by RS Investments and the sub-advisers. In this regard, the Trustees took into account the experience of the proposed portfolio management teams and the resources available to them generally. After considering all of the information described above, the Trustees unanimously voted to approve the Advisory Agreements, including the advisory fees proposed in connection with that approval, for the one-year period commencing upon the Funds’ commencement of operations.

Portfolio Holdings and Proxy Voting Procedures
The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q is available on the Securities and Exchange Commission’s Web site at http://www.sec.gov. The Funds’ Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. This information is also available, without charge, upon request, by calling toll-free 1-800-766-FUND [3863].

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities, and information regarding how the Funds voted proxies relating to portfolio securities during the 12-month period ended June 30, 2007, are available (i) without charge, upon request, by calling toll-free 1-800-766-FUND [3863]; (ii) on RS Investments’ Web site at http://www.RSinvestments.com; and (iii) on the Securities and Exchange Commission’s Web site at http://www.sec.gov.

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www.RSinvestments.com	43

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RS Funds		24-Hour Account Access
Phone:	1-800-766-FUND (3863)	Phone:	1-800-766-FUND (3863), Option 3
Web:	www.RSinvestments.com	Web:	Enter My Account on RS Investments’
E-mail:	funds@rsinvestments.com		Web site

RS Funds

Fund Name (Date of Inception)	Ticker Symbol (Class A)	Portfolio Manager(s)
RS Emerging Growth Fund (11/30/87)	RSEGX	Steve Bishop, Jim Callinan, Melissa Chadwick-Dunn, Allison Thacker, Scott Tracy
RS Growth Fund (05/12/92)	RSGRX	John Seabern, John Wallace
The Information Age Fund® (11/15/95)	RSIFX	Steve Bishop, Allison Thacker
RS MidCap Opportunities Fund (07/12/95)	RSMOX	John Seabern, John Wallace
RS Select Growth Fund (08/01/96)	RSDGX	Steve Bishop, Jim Callinan, Melissa Chadwick-Dunn, Allison Thacker, Scott Tracy
RS Smaller Company Growth Fund (08/15/96)	RSSGX	Scott Tracy, Bill Wolfenden
RS Value Fund (06/30/93)	RSVAX	MacKenzie Davis, David Kelley, Andy Pilara, Joe Wolf
RS Partners Fund (07/12/95)	RSPFX	MacKenzie Davis, David Kelley, Andy Pilara, Joe Wolf
RS Investors Fund (11/15/05)	RSINX	MacKenzie Davis, David Kelley, Andy Pilara, Joe Wolf
RS Global Natural Resources Fund (11/15/95)	RSNRX	MacKenzie Davis, Andy Pilara, Ken Settles
RS Large Cap Value Fund (02/03/03)*	RLCVX	Thomas Cole, Thomas Digenan, Scott Hazen, John Leonard
RS Core Equity Fund (06/01/72)*	GPAFX	Mani Govil
RS Small Cap Core Equity Fund (05/01/97)*	GPSCX	Matthew Ziehl
RS Equity Dividend Fund (07/31/07)	REDAX	Raymond Anello
RS S&P 500 Index Fund (08/07/00)*	GUSPX	Jonathan Jankus, Stewart Johnson
RS Asset Allocation Fund (02/16/93)*	GUAAX	Jonathan Jankus, Stewart Johnson
RS International Growth Fund (02/16/93)*	GUBGX	R. Robin Menzies
RS Emerging Markets Fund (05/01/97)*	GBEMX	Edward Hocknell
RS Investment Quality Bond Fund (02/16/93)*	GUIQX	Howard Chin, Robert Crimmins
RS Low Duration Bond Fund (07/30/03)*	RLDAX	Howard Chin, Robert Crimmins
RS High Yield Bond Fund (09/01/98)*	GUHYX	Ho Wang
RS Tax-Exempt Fund (02/16/93)*	GUTEX	Alexander Grant, Jr.
RS Money Market Fund (11/03/82)*	GCMXX	Alexander Grant, Jr.

*The date of inception is that of the predecessor Fund.

Refer to the accompanying prospectus for more information, including management fees and expenses associated with an ongoing investment as well as the special risks associated with investing in small and midsized companies; overweighting investments in certain sectors or industries; investing in the technology sector; investing in a more limited number of issuers and sectors; investing internationally; investing in debt securities; and investing in companies in natural resources industries. Please read it carefully before investing.

Important Notice Regarding Delivery of Shareholder Documents

To reduce expenses, we mail only one copy of a Fund’s prospectus and each annual and semiannual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call us at 1-800-766-3863; or if your shares are held through a financial institution, please contact it directly. We will begin sending you individual copies 30 days after receiving your request.

(The information on this page is not part of the Semiannual report.)

388 Market Street San Francisco CA 94111	www.RSinvestments.com	Call 800-766-FUND

EB-015099 (06/07)     SR731_I

Item 2. Code of Ethics.

Not required.

Item 3. Audit Committee Financial Expert.

Not required.

Item 4. Principal Accountant Fees and Services.

Not required.

Item 5. Audit Committee of Listed Registrants.

Not applicable to the registrant.

Item 6. Schedule of Investments.

Schedules of Investments are included as part of the report to shareholders filed under Item 1 of this Form N-CSR. Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 8. Portfolio Managers of Closed-End Investment Companies.

Not applicable to the registrant.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to the registrant.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c) (2)(iv) of Regulation S-K (as required by Item 22(b)(15) of Schedule 14A) or this Item.

Item 11. Controls and Procedures.

(a)     The registrant’s principal executive and principal financial officers have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c)) are effective, as of a date within 90 days of the filing date of this Form N-CSR, to provide reasonable assurance that the information required to be disclosed by the registrant on Form N-CSR is recorded, processed, summarized, and reported within the time periods specified in the Commission’s rules and forms, based on their evaluation of these disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934 (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)     There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)     Not applicable.

(a)(2)     The certifications required by Rule 30a-2(a) of the 1940 Act are attached hereto.

(a)(3)     Not applicable.

(b)     The certifications required by Rule 30a-2(b) of the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

RS Investment Trust

By:	/s/ Terry R. Otton Terry R. Otton, President (Principal Executive Officer)

Date:	September 6, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Terry R. Otton Terry R. Otton, President (Principal Executive Officer)

Date:	September 6, 2007

By:	/s/ James E. Klescewski James E. Klescewski, Treasurer (Principal Financial Officer)

Date:	September 6, 2007

CERTIFICATION PURSUANT TO RULE 30A-2(A) UNDER THE 1940 ACT AND
SECTION 302 OF THE SARBANES-OXLEY ACT

I, Terry R. Otton, certify that:

1.     I have reviewed this report on Form N-CSR of RS Investment Trust;

2.     Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3.     Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations, changes in net assets, and cash flows (if the financial statements are required to include a statement of cash flows) of the registrant as of, and for, the periods presented in this report;

4.     The registrant’s other certifying officer(s) and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) and internal control over financial reporting (as defined in Rule 30a-3(d)under the Investment Company Act of 1940) for the registrant and have:

    (a)        Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

    (b)        Designed such internal control over financial reporting, or caused such internal control over financial reporting to be designed under our supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles;

    (c)        Evaluated the effectiveness of the registrant’s disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of a date within 90 days prior to the filing date of this report based on such evaluation; and

    (d)        Disclosed in this report any change in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting; and

5.     The registrant’s other certifying officer(s) and I have disclosed to the registrant’s auditors and the audit committee of the registrant’s board of directors (or persons performing the equivalent functions):

    (a)        All significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the registrant’s ability to record, process, summarize, and report financial information; and

    (b)        Any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant’s internal control over financial reporting.

Date: September 6, 2007	/s/ Terry R. Otton Terry R. Otton, President (Principal Executive Officer)

CERTIFICATION PURSUANT TO RULE 30A-2(A) UNDER THE 1940 ACT AND
SECTION 302 OF THE SARBANES-OXLEY ACT

I, James E. Klescewski, certify that:

1.     I have reviewed this report on Form N-CSR of RS Investment Trust;

2.     Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3.     Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations, changes in net assets, and cash flows (if the financial statements are required to include a statement of cash flows) of the registrant as of, and for, the periods presented in this report;

4.     The registrant’s other certifying officer(s) and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) and internal control over financial reporting (as defined in Rule 30a-3(d)under the Investment Company Act of 1940) for the registrant and have:

    (a)        Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

    (b)        Designed such internal control over financial reporting, or caused such internal control over financial reporting to be designed under our supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles;

    (c)        Evaluated the effectiveness of the registrant’s disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of a date within 90 days prior to the filing date of this report based on such evaluation; and

    (d)        Disclosed in this report any change in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting; and

5.     The registrant’s other certifying officer(s) and I have disclosed to the registrant’s auditors and the audit committee of the registrant’s board of directors (or persons performing the equivalent functions):

    (a)        All significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the registrant’s ability to record, process, summarize, and report financial information; and

    (b)        Any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant’s internal control over financial reporting.

Date: September 6, 2007	/s/ James E. Klescewski James E. Klescewski, Treasurer (Principal Financial Officer)

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350
(AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT)

I, Terry R. Otton, President of RS Investment Trust (the “Registrant”), with respect to the report on Form N-CSR of RS Investment Trust for the period ended June 30, 2007, as filed with the Securities and Exchange Commission, hereby certify that:

    1.        The Report on Form N-CSR fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

    2.        The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date: September 6, 2007	/s/ Terry R. Otton Terry R. Otton, President (Principal Executive Officer)

I, James E. Klescewski, Treasurer of RS Investment Trust (the “Registrant”), with respect to the report on Form N-CSR of RS Investment Trust for the period ended June 30, 2007, as filed with the Securities and Exchange Commission, hereby certify that:

    1.        The Report on Form N-CSR fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

    2.        The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date: September 6, 2007	/s/ James E. Klescewski James E. Klescewski, Treasurer (Principal Financial Officer)